UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

METROPOLITAN SERIES FUND

(Exact name of registrant as specified in charter)

One Financial Center

Boston, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Michael P. Lawlor c/o MetLife Advisers, LLC One Financial Center Boston, MA 02111	David C. Mahaffey, Esq. Sullivan & Worcester LLP 1666 K Street, N.W. Washington, D.C. 20006

Registrant’s telephone number, including area code: 617-578-4036

Date of fiscal year end: December 31

Date of reporting period: January 1, 2015 through December 31, 2015

Item 1:	Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the Baillie Gifford International Stock Portfolio returned -1.97%, -2.17%, and -2.15%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index1, returned -5.66%.

MARKET ENVIRONMENT / CONDITIONS

Markets had a turbulent year during 2015, though comparing the start and end points, one could be forgiven for concluding it had been a quiet year. Nothing could be further from the truth.

2015 witnessed a further sovereign debt crisis in Greece, a surprising result in the U.K. general election, a remarkable decline in the price of oil, peaks and troughs in Chinese equity markets and, of course, the first U.S. interest rate hike in nearly a decade. Clearly, each of these events has had an effect on financial markets, either at the time of occurrence, or as seems to be the case with the Federal Reserve’s well signalled rate rise, in the months running up to it. Above all, those effects were evidenced in occasional bouts of volatility.

The Bank of England’s Chief Economist, Andy Haldane, put the relative importance of two of the year’s headline grabbers into context when he pointed out that China, even at a comparatively modest growth rate of 7%, is still creating a new economy equivalent in size to that of Greece every month. Indeed, such is the significance of China, the world’s second largest economy, that it now contributes more in absolute terms to global gross domestic product (GDP) than it did back in the heady days of double digit growth rates seen from 2005 to 2007. These are interesting statistics, but our focus from an investment standpoint is on whether Chinese growth can be managed in a more sustainable fashion. This seems to be the case, with a shift in emphasis toward consumption and innovation rather than property and infrastructure.

Of course, this shift in emphasis has had a profound effect on the world’s commodity producers. Iron ore, copper, and aluminum have all seen a slump in their prices during 2015. However, most attention was directed to the marked decline in the oil price, which reached six-year lows of $35 a barrel in the final weeks of the year. With Saudi Arabia refusing to reduce production levels, the U.S. lifting a ban on crude oil exports, and Iran soon to return to the market as its nuclear sanctions are lifted, energy prices could remain at, or close to, these low levels for the foreseeable future. This could be bad news for the oil companies that are unprofitable at these low levels.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio performed well in relative terms during a negative year for international equities. The main positive contribution within the Portfolio came from stock selection in European equities as regional allocation effects were relatively muted and outweighed by the effects of stock selection, even within the Emerging Markets (though the regional overweight position did detract). At an industry level, holdings within the diversified financials industry performed well, particularly the exchanges, with each of Japan Exchange Group (Japan), Deutsche Bôrse (Germany) and Hong Kong Exchanges (Hong Kong) contributing to performance. Market volatility may not be pleasant, but it does contribute to trading volume for the main stock exchanges.

A consistent European contributor throughout the year was discount airline Ryanair (Ireland). Ryanair has long employed a fairly provocative and combative stance against suppliers, staff, and customers alike but as the airline has matured and become more dominant, the tolerance of the marginal passenger for these antics has proven more difficult to overcome through low prices. With more slots now available to Ryanair at primary airports, a softened and friendlier approach has reaped almost immediate rewards, with the operational metrics of the airline showing robust health. The European airline market remains fragmented with ailing national carriers holding on against the odds, largely acting as feeder networks for their long haul routes. Ryanair and its low cost peers reign supreme in point to point travel on the continent. With by far the lowest cost structure in the European market, we believe that the company can continue to take share, particularly if its passengers find the customer experience a little more enjoyable.

Whilst individual holdings such as miner Rio Tinto (Australia) and oil exploration & production company Tullow Oil (U.K.) detracted from performance, Energy and Materials both contributed at an industry level thanks to an underweight position in each of these sectors.

We don’t tend to isolate particular country factors when discussing stock performance, but China was a very volatile market over the year and deserves particular mention. As long term stock pickers, our general inclination is to buy and hold, but we made a number of changes to the Chinese stocks in the Portfolio this year. Early in 2015 as the domestic Chinese markets were reaching their peak, it became clear to us that the price of Hong Kong Exchanges was largely being driven by its status as a Chinese market proxy for foreign investors and particularly by excitement over the opening of the Hong Kong/Shanghai Connect program which provides easier access to the domestic markets. We took the decision to trim the holding. In an environment where there are concerns over the sustainability of the Chinese fixed asset investment growth model, we chose to re-invest in areas of the economy more exposed to consumption. We added to branded snack and drinks company Want Want (China) which detracted from performance during the year but, we believe, represents a steady long term growth opportunity in a market where consumption expenditure and discretionary income are rising. The Portfolio’s new holding in Chinese online car distributor Bitauto proved a disappointment when the company embarked on a somewhat muddled expansion strategy which seemed set to put the company on course to compete with its own dealership partners. We bought and sold the holding within a year, an unusually short holding period for the Portfolio which typically has an investment horizon of 3-5 years for holdings.

MSF-1

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*—(Continued)

The Portfolio’s Energy and Materials underweight positions increased during the year. We sold Canadian oil sands company Cenovus as it became clear that the Saudi policy of unrestrained production was going to see oil prices stay low for a prolonged period. Cenovus enjoys cost advantages within the context of the oil sands producer but that industry generally has a high cost production base and we were disappointed by their wish to maintain the company’s dividend through borrowing. The proposed acquisition of U.K. energy company BG Group (U.K.) at an attractive premium will see this underweight position in Energy expand, the acquisition will be partially funded by shares but we have little appetite to hold shares in the acquirer Shell (U.K.), a very mature and large energy company which struggles to grow. We also sold copper producer Antofagasta (Chile). The company has attractive low cost assets but has struggled to grow production with several projects affected by delays and cost overruns, while some of its proposed expansion projects now seem uncertain.

Angus Franklin

Jonathan Bates

Portfolio Managers

Baillie Gifford Overseas Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
Baillie Gifford International Stock Portfolio
Class A	-1.97	1.00	-0.11
Class B	-2.17	0.75	-0.36
Class E	-2.15	0.86	-0.26
MSCI All Country World ex-U.S. Index	-5.66	1.06	2.92

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	3.5
Naspers, Ltd. - N Shares	2.9
Nestle S.A.	2.8
Ryanair Holdings plc (ADR)	2.5
Samsung Electronics Co., Ltd.	2.4
Svenska Handelsbanken AB - A Shares	2.2
Japan Exchange Group, Inc.	2.1
ARM Holdings plc	2.0
Industria de Diseno Textil S.A.	1.9
Deutsche Boerse AG	1.9

Top Countries

% of Net Assets
United Kingdom	16.9
Japan	14.6
Ireland	6.6
Germany	6.0
Switzerland	4.7
Sweden	4.5
Taiwan	4.3
Canada	4.3
South Korea	4.2
Denmark	4.1

MSF-3

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Baillie Gifford International Stock Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.74%	$1,000.00	$923.90	$3.59
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

Class B(a)	Actual	0.99%	$1,000.00	$922.80	$4.80
	Hypothetical*	0.99%	$1,000.00	$1,020.22	$5.04

Class E(a)	Actual	0.89%	$1,000.00	$923.20	$4.31
	Hypothetical*	0.89%	$1,000.00	$1,020.72	$4.53

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—98.8% of Net Assets

Security Description	Shares	Value

Argentina—1.6%
MercadoLibre, Inc. (a)	232,338	$26,565,527

Australia—2.8%
Brambles, Ltd.	2,199,727	18,407,468
Cochlear, Ltd.	221,159	15,315,980
Treasury Wine Estates, Ltd.	2,305,380	13,839,514

		47,562,962

Brazil—1.5%
Embraer S.A. (ADR)	620,878	18,340,736
Itau Unibanco Holding S.A. (ADR)	1,231,649	8,018,035

		26,358,771

Canada—4.3%
Constellation Software, Inc.	41,514	17,307,651
Fairfax Financial Holdings, Ltd.	64,054	30,409,564
Restaurant Brands International, Inc. (a)	397,100	14,851,431
Ritchie Bros. Auctioneers, Inc. (a)	443,057	10,682,104

		73,250,750

China—3.0%
Alibaba Group Holding, Ltd. (ADR) (b)	184,162	14,966,846
Baidu, Inc. (ADR) (b)	142,800	26,994,912
Want Want China Holdings, Ltd. (a)	13,272,626	9,817,518

		51,779,276

Denmark—4.1%
DSV A/S	703,400	27,632,962
Novo Nordisk A/S - Class B	390,136	22,425,167
Novozymes A/S - B Shares	434,808	20,820,658

		70,878,787

Finland—2.5%
Kone Oyj - Class B (a)	526,966	22,156,487
Sampo Oyj - A Shares	397,664	20,156,054

		42,312,541

France—1.6%
Edenred (a)	499,410	9,409,390
Essilor International S.A.	145,758	18,169,605

		27,578,995

Germany—6.0%
Brenntag AG	282,662	14,752,779
Continental AG	80,447	19,525,739
Deutsche Boerse AG	359,487	31,802,107
MTU Aero Engines AG	121,146	11,809,341
SAP SE	319,594	25,456,046

		103,346,012

Hong Kong—3.0%
Hang Seng Bank, Ltd.	1,141,600	21,723,709
Hong Kong Exchanges and Clearing, Ltd.	1,177,200	29,913,964

		51,637,673

India—0.4%
IDFC Bank, Ltd. (b)	4,565,180	4,185,216
IDFC, Ltd.	4,565,180	3,301,880

		7,487,096

Ireland—6.6%
CRH plc	860,353	24,972,632
Experian plc	1,362,900	24,083,114
James Hardie Industries plc	1,666,437	21,022,186
Ryanair Holdings plc (ADR)	494,900	42,789,054

		112,866,986

Japan—14.6%
Denso Corp.	494,600	23,582,221
FANUC Corp.	101,500	17,497,711
Fast Retailing Co., Ltd. (a)	59,200	20,730,811
Japan Exchange Group, Inc.	2,255,400	35,225,192
MS&AD Insurance Group Holdings, Inc.	667,100	19,508,931
Nidec Corp.	236,800	17,140,147
Rakuten, Inc.	1,873,500	21,590,564
Shimano, Inc.	155,800	23,862,562
SMC Corp.	98,300	25,492,072
Sumitomo Mitsui Trust Holdings, Inc.	6,813,000	25,721,395
Toyota Tsusho Corp.	854,300	19,981,637

		250,333,243

Netherlands—1.6%
Heineken Holding NV	363,058	27,832,284

Norway—0.1%
Seadrill, Ltd. (a) (b)	610,006	2,099,827

Panama—0.6%
Copa Holdings S.A. - Class A (a)	213,638	10,310,170

Peru—0.5%
Credicorp, Ltd.	94,356	9,182,726

Russia—1.6%
Magnit PJSC (GDR)	390,167	15,608,546
Yandex NV - Class A (b)	798,318	12,549,559

		28,158,105

Singapore—1.3%
United Overseas Bank, Ltd.	1,618,473	22,280,998

South Africa—2.9%
Naspers, Ltd. - N Shares	365,289	49,944,235

South Korea—4.2%
NAVER Corp.	29,269	16,300,173
Samsung Electronics Co., Ltd.	38,790	41,421,188
SK Telecom Co., Ltd.	76,078	13,945,564

		71,666,925

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Spain—2.7%
Bankinter S.A.	1,827,049	$12,950,801
Industria de Diseno Textil S.A.	952,164	32,674,704

		45,625,505

Sweden—4.5%
Atlas Copco AB - B Shares	1,323,232	30,423,658
Svenska Handelsbanken AB - A Shares	2,827,668	37,325,093
Volvo AB - B Shares (a)	1,067,847	9,858,422

		77,607,173

Switzerland—4.7%
Cie Financiere Richemont S.A.	226,199	16,248,636
LafargeHolcim, Ltd. (b)	315,951	15,989,789
Nestle S.A.	654,221	48,493,255

		80,731,680

Taiwan—4.3%
Hon Hai Precision Industry Co., Ltd.	5,727,895	14,009,368
Taiwan Semiconductor Manufacturing Co., Ltd.	14,007,000	60,441,273

		74,450,641

Turkey—0.1%
BIM Birlesik Magazalar A/S	111,160	1,957,085

United Kingdom—16.9%
ARM Holdings plc	2,219,866	33,521,379
ASOS plc (a) (b)	193,858	9,794,682
BG Group plc	1,135,600	16,467,688
British American Tobacco plc	405,399	22,515,474
Burberry Group plc	658,751	11,586,699
Capita plc	1,418,200	25,232,975
Hargreaves Lansdown plc	1,020,400	22,593,671
Petrofac, Ltd. (a)	806,500	9,449,406
Prudential plc	1,327,719	29,724,848
Rio Tinto plc	840,000	24,479,830
Rolls-Royce Holdings plc (b)	968,421	8,197,169
St. James’s Place plc	1,388,334	20,477,146
Tullow Oil plc (b)	2,422,659	5,904,681
Unilever NV	596,325	25,836,140
Wolseley plc	457,288	24,857,652

		290,639,440

United States—0.8%
Pricesmart, Inc. (a)	158,049	13,116,486

Total Common Stocks (Cost $1,517,491,334)		1,697,561,899

Short-Term Investments—8.1%

Mutual Fund—7.0%
State Street Navigator Securities Lending MET Portfolio (c)	119,133,064	119,133,064

Security Description	Principal Amount*	Value

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $19,433,993 on 01/04/16, collateralized by $19,775,000 U.S. Treasury Note at 1.625% due 06/30/20 with a value of $19,824,438.	19,433,928	$19,433,928

Total Short-Term Investments (Cost $138,566,992)		138,566,992

Total Investments—106.9% (Cost $1,656,058,326) (d)		1,836,128,891
Other assets and liabilities (net)—(6.9)%		(118,560,311)

Net Assets—100.0%		$1,717,568,580

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $116,848,278 and the collateral received consisted of cash in the amount of $119,133,064 and non-cash collateral with a value of $2,680,078. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,658,607,578. The aggregate unrealized appreciation and depreciation of investments were $352,849,755 and $(175,328,442), respectively, resulting in net unrealized appreciation of $177,521,313 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.

Ten Largest Industries as of December 31, 2015 (Unaudited)	% of Net Assets
Banks	8.2
Insurance	7.0
Machinery	6.1
Diversified Financial Services	5.8
Internet Software & Services	5.7
Semiconductors & Semiconductor Equipment	5.5
Construction Materials	3.6
Trading Companies & Distributors	3.5
Food Products	3.4
Specialty Retail	3.1

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$26,565,527	$—	$—	$26,565,527
Australia	—	47,562,962	—	47,562,962
Brazil	26,358,771	—	—	26,358,771
Canada	73,250,750	—	—	73,250,750
China	41,961,758	9,817,518	—	51,779,276
Denmark	—	70,878,787	—	70,878,787
Finland	—	42,312,541	—	42,312,541
France	—	27,578,995	—	27,578,995
Germany	—	103,346,012	—	103,346,012
Hong Kong	—	51,637,673	—	51,637,673
India	4,185,216	3,301,880	—	7,487,096
Ireland	42,789,054	70,077,932	—	112,866,986
Japan	—	250,333,243	—	250,333,243
Netherlands	—	27,832,284	—	27,832,284
Norway	—	2,099,827	—	2,099,827
Panama	10,310,170	—	—	10,310,170
Peru	9,182,726	—	—	9,182,726
Russia	12,549,559	15,608,546	—	28,158,105
Singapore	—	22,280,998	—	22,280,998
South Africa	—	49,944,235	—	49,944,235
South Korea	—	71,666,925	—	71,666,925
Spain	—	45,625,505	—	45,625,505
Sweden	—	77,607,173	—	77,607,173
Switzerland	—	80,731,680	—	80,731,680
Taiwan	—	74,450,641	—	74,450,641
Turkey	—	1,957,085	—	1,957,085
United Kingdom	—	290,639,440	—	290,639,440
United States	13,116,486	—	—	13,116,486
Total Common Stocks	260,270,017	1,437,291,882	—	1,697,561,899
Short-Term Investments
Mutual Fund	119,133,064	—	—	119,133,064
Repurchase Agreement	—	19,433,928	—	19,433,928
Total Short-Term Investments	119,133,064	19,433,928	—	138,566,992
Total Investments	$379,403,081	$1,456,725,810	$—	$1,836,128,891

Collateral for Securities Loaned (Liability)	$—	$(119,133,064)	$—	$(119,133,064)

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$1,836,128,891
Cash denominated in foreign currencies (c)	381,234
Receivable for:
Investments sold	134,423
Fund shares sold	259,872
Dividends and interest	1,782,590
Prepaid expenses	5,031

Total Assets	1,838,692,041
Liabilities
Collateral for securities loaned	119,133,064
Payables for:
Fund shares redeemed	318,238
Accrued Expenses:
Management fees	993,769
Distribution and service fees	74,964
Deferred trustees’ fees	107,575
Other expenses	495,851

Total Liabilities	121,123,461

Net Assets	$1,717,568,580

Net Assets Consist of:
Paid in surplus	$1,873,935,361
Undistributed net investment income	26,447,410
Accumulated net realized loss	(362,799,504)
Unrealized appreciation on investments and foreign currency transactions	179,985,313

Net Assets	$1,717,568,580

Net Assets
Class A	$1,361,832,747
Class B	335,980,754
Class E	19,755,079
Capital Shares Outstanding*
Class A	140,244,569
Class B	35,154,580
Class E	2,055,700
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.71
Class B	9.56
Class E	9.61

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,656,058,326.
(b)	Includes securities loaned at value of $116,848,278.
(c)	Identified cost of cash denominated in foreign currencies was $389,581.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$41,421,624
Interest	2,381
Securities lending income	1,187,286

Total investment income	42,611,291
Expenses
Management fees	14,696,062
Administration fees	44,481
Custodian and accounting fees	1,039,287
Distribution and service fees—Class B	926,144
Distribution and service fees—Class E	32,619
Audit and tax services	53,768
Legal	26,656
Trustees’ fees and expenses	35,968
Shareholder reporting	99,006
Insurance	12,359
Miscellaneous	39,639

Total expenses	17,005,989
Less management fee waiver	(2,284,212)
Less broker commission recapture	(10,084)

Net expenses	14,711,693

Net Investment Income	27,899,598

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	25,240,356
Foreign currency transactions	(1,127,301)

Net realized gain	24,113,055

Net change in unrealized depreciation on:
Investments	(76,902,889)
Foreign currency transactions	(29,621)

Net change in unrealized depreciation	(76,932,510)

Net realized and unrealized loss	(52,819,455)

Net Decrease in Net Assets From Operations	$(24,919,857)

(a)	Net of foreign withholding taxes of $3,824,214.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$27,899,598	$30,719,385
Net realized gain	24,113,055	41,772,866
Net change in unrealized depreciation	(76,932,510)	(132,146,075)

Decrease in net assets from operations	(24,919,857)	(59,653,824)

From Distributions to Shareholders
Net investment income
Class A	(24,534,596)	(23,080,583)
Class B	(5,302,305)	(5,182,984)
Class E	(338,291)	(320,223)

Total distributions	(30,175,192)	(28,583,790)

Decrease in net assets from capital share transactions	(127,460,178)	(153,964,195)

Total decrease in net assets	(182,555,227)	(242,201,809)

Net Assets
Beginning of period	1,900,123,807	2,142,325,616

End of period	$1,717,568,580	$1,900,123,807

Undistributed net investment income
End of period	$26,447,410	$29,557,052

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	1,684,311	$16,946,244	8,639,913	$88,952,702
Reinvestments	2,308,052	24,534,596	2,243,011	23,080,583
Redemptions	(11,712,040)	(125,786,552)	(22,352,068)	(233,844,574)

Net decrease	(7,719,677)	$(84,305,712)	(11,469,144)	$(121,811,289)

Class B
Sales	1,943,249	$19,197,690	1,949,577	$19,595,616
Reinvestments	505,945	5,302,305	510,639	5,182,984
Redemptions	(6,369,573)	(65,246,092)	(5,258,516)	(54,016,096)

Net decrease	(3,920,379)	$(40,746,097)	(2,798,300)	$(29,237,496)

Class E
Sales	93,807	$933,987	146,213	$1,478,906
Reinvestments	32,126	338,291	31,395	320,223
Redemptions	(359,665)	(3,680,647)	(457,071)	(4,714,539)

Net decrease	(233,732)	$(2,408,369)	(279,463)	$(2,915,410)

Decrease derived from capital shares transactions		$(127,460,178)		$(153,964,195)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.07	$10.54	$9.28	$7.87	$9.98

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.16	0.16	0.16	0.10
Net realized and unrealized gain (loss) on investments	(0.34)	(0.48)	1.26	1.37	(2.04)

Total from investment operations	(0.18)	(0.32)	1.42	1.53	(1.94)

Less Distributions
Distributions from net investment income	(0.18)	(0.15)	(0.16)	(0.12)	(0.17)

Total distributions	(0.18)	(0.15)	(0.16)	(0.12)	(0.17)

Net Asset Value, End of Period	$9.71	$10.07	$10.54	$9.28	$7.87

Total Return (%) (b)	(1.97)	(3.10)	15.54	19.52	(19.87)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.87	0.87	0.91	0.95
Net ratio of expenses to average net assets (%) (c)	0.74	0.75	0.77	0.81	0.90
Ratio of net investment income to average net assets (%)	1.56	1.58	1.70	1.83	1.06
Portfolio turnover rate (%)	12	8	19	62	96
Net assets, end of period (in millions)	$1,361.8	$1,490.0	$1,680.7	$1,476.3	$623.9

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.91	$10.38	$9.15	$7.75	$9.84

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.14	0.13 (d)	0.14	0.08
Net realized and unrealized gain (loss) on investments	(0.33)	(0.48)	1.23	1.35	(2.03)

Total from investment operations	(0.20)	(0.34)	1.36	1.49	(1.95)

Less Distributions
Distributions from net investment income	(0.15)	(0.13)	(0.13)	(0.09)	(0.14)

Total distributions	(0.15)	(0.13)	(0.13)	(0.09)	(0.14)

Net Asset Value, End of Period	$9.56	$9.91	$10.38	$9.15	$7.75

Total Return (%) (b)	(2.17)	(3.34)	15.14	19.37	(20.13)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.12	1.12	1.13	1.16	1.20
Net ratio of expenses to average net assets (%) (c)	0.99	1.00	1.03	1.06	1.15
Ratio of net investment income to average net assets (%)	1.31	1.32	1.34 (d)	1.68	0.87
Portfolio turnover rate (%)	12	8	19	62	96
Net assets, end of period (in millions)	$336.0	$387.3	$434.8	$97.8	$89.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.97	$10.43	$9.19	$7.79	$9.88

Income (Loss) from Investment Operations
Net investment income (a)	0.14	0.15	0.15	0.15	0.09
Net realized and unrealized gain (loss) on investments	(0.34)	(0.48)	1.23	1.35	(2.03)

Total from investment operations	(0.20)	(0.33)	1.38	1.50	(1.94)

Less Distributions
Distributions from net investment income	(0.16)	(0.13)	(0.14)	(0.10)	(0.15)

Total distributions	(0.16)	(0.13)	(0.14)	(0.10)	(0.15)

Net Asset Value, End of Period	$9.61	$9.97	$10.43	$9.19	$7.79

Total Return (%) (b)	(2.15)	(3.19)	15.30	19.39	(19.98)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	1.02	1.02	1.06	1.10
Net ratio of expenses to average net assets (%) (c)	0.89	0.90	0.92	0.96	1.05
Ratio of net investment income to average net assets (%)	1.42	1.43	1.56	1.79	0.97
Portfolio turnover rate (%)	12	8	19	62	96
Net assets, end of period (in millions)	$19.8	$22.8	$26.8	$26.9	$25.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Net investment income per share and the ratio of net investment income to average net assets for Class B during 2013 were impacted by the timing of dividends received from the Portfolio’s investments and the assets received through a merger with the Met Investors Series Trust American Funds International Portfolio.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Baillie Gifford International Stock Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or broker-dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, broker commission recapture and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

MSF-13

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $19,433,928, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

MSF-14

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$222,146,509	$0	$343,013,227

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$14,696,062	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

MSF-15

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Baillie Gifford Overseas Limited is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.080%	On amounts over $156.25 million and under $400 million
0.180%	Of the next $100 million
0.120%	Of the next to $400 million
0.150%	On amounts in excess of $900 million

An identical expense agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long- Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$30,175,192	$28,583,790	$—	$—	$30,175,192	$28,583,790

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$26,700,656	$—	$177,436,061	$(360,395,923)	$—	$(156,259,206)

MSF-16

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2015, the Portfolio utilized capital loss carryforwards of $22,479,628.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$169,332,274	$191,063,649	$360,395,923

8. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Baillie Gifford International Stock Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Baillie Gifford International Stock Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Baillie Gifford International Stock Portfolio of the Metropolitan Series Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-18

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-19

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-20

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

MSF-21

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee

MSF-22

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Baillie Gifford International Stock Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Baillie Gifford Overseas Limited regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2015. The Board also noted that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2015. The Board further considered that the Portfolio outperformed its benchmark, the MSCI All Country World Index ex-U.S., for the one- and three-year periods ended October 31, 2015 and underperformed its benchmark for the five-year period ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

MSF-23

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, E, and G shares of the Barclays Aggregate Bond Index Portfolio returned 0.25%, 0.09%, 0.19%, and -0.06%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned 0.55%.

MARKET ENVIRONMENT / CONDITIONS

During 2015, the Federal Open Market Committee (the “Committee”) met eight times and maintained the target range for the Federal Funds Rate at 0%-0.25% through November. In December the Committee raised the target range for the Federal Funds Rate to 0.25%-0.50%. The Committee stated that recent labor market indicators, including ongoing job gains and declining unemployment, showed further improvement. The Committee also stated that it expects economic conditions will evolve in a manner that which warrant only gradual increases in the Federal Funds Rate. The Committee agreed to maintain the policy of reinvesting principal payments from its retained agency debt and agency Mortgage-Backed Securities (“MBS”) into agency MBS. The Committee also stated that it would continue rolling over maturing Treasury securities at auction.

At period-end, interest rates were higher across the yield curve compared to 2014 year-end levels and the yield curve flattened in shape. The 2-year maturity Treasury finished at 1.05% (up from 0.67% on December 31, 2014), and the 30-year maturity Treasury finished at 3.02% (up from 2.75% on December 31, 2014).

The Barclays U.S. Aggregate Bond Index returned 0.55% for calendar year 2015. The MBS sector was the strongest performing Index sector for the one-year period on a total return basis. Total returns for the Index sectors were: 1.51% for MBS; 1.25% for Asset-Backed Securities; 0.97% for Commercial Mortgage-Backed Securities; 0.84% for Treasuries; -0.39% for Government-Related issues and -0.68% for Corporates Bonds.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a “Stratified Sampling” approach where the objective is to track the performance of the Index by holding a subset of Index constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, quality). Factors that impact tracking error include: sampling, transaction costs, and contributions and withdrawals.

Stacey Lituchy

Tresa Lau

Brian Leonard

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year	Since Inception[2]
Barclays Aggregate Bond Index Portfolio
Class A	0.25	2.97	4.29	—
Class B	0.09	2.73	4.03	—
Class E	0.19	2.82	4.13	—
Class G	-0.06	2.65	—	3.50
Barclays U.S. Aggregate Bond Index	0.55	3.25	4.51	—

1 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98,1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	68.4
Corporate Bonds & Notes	25.7
Foreign Government	1.9
Mortgage-Backed Securities	1.5
Municipals	0.6
Asset-Backed Securities	0.6

MSF-2

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Barclays Aggregate Bond Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.27%	$1,000.00	$1,005.50	$1.36
	Hypothetical*	0.27%	$1,000.00	$1,023.84	$1.38

Class B(a)	Actual	0.52%	$1,000.00	$1,004.70	$2.63
	Hypothetical*	0.52%	$1,000.00	$1,022.58	$2.65

Class E(a)	Actual	0.42%	$1,000.00	$1,004.60	$2.12
	Hypothetical*	0.42%	$1,000.00	$1,023.09	$2.14

Class G(a)	Actual	0.57%	$1,000.00	$1,003.80	$2.88
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—68.4% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—28.7%
Fannie Mae 15 Yr. Pool 2.500%, 12/01/27	4,500,153	$4,562,300
2.500%, 02/01/28	3,485,332	3,531,361
2.500%, 07/01/28	6,033,200	6,112,877
2.500%, 10/01/28	3,960,111	4,012,410
2.500%, 03/01/30	3,705,466	3,738,484
3.000%, 01/01/27	1,846,573	1,908,275
3.000%, 02/01/27	3,052,519	3,154,574
3.000%, 03/01/27	1,550,023	1,601,845
3.000%, 01/01/29	6,994,014	7,213,513
3.000%, 10/01/29	3,329,758	3,433,060
3.000%, 06/01/30	3,719,986	3,835,846
3.500%, 02/01/26	2,941,793	3,088,050
3.500%, 03/01/26	1,143,482	1,200,333
3.500%, 05/01/29	3,070,921	3,221,267
4.000%, 04/01/19	74,687	77,861
4.000%, 05/01/19	203,139	211,770
4.000%, 01/01/20	319,803	333,458
4.000%, 06/01/24	556,468	584,124
4.000%, 11/01/24	2,735,797	2,871,767
4.500%, 07/01/18	266,676	277,018
4.500%, 05/01/19	118,689	123,344
4.500%, 08/01/24	660,234	696,253
4.500%, 06/01/25	1,233,580	1,300,982
5.000%, 06/01/18	49,899	52,041
5.000%, 01/01/19	126,308	132,402
5.000%, 02/01/20	214,654	226,132
5.000%, 01/01/22	278,903	300,274
5.000%, 02/01/24	787,202	847,177
5.500%, 11/01/17	25,528	26,061
5.500%, 02/01/18	24,108	24,803
5.500%, 04/01/18	195,555	202,386
6.000%, 09/01/17	52,479	53,460
6.500%, 04/01/17	136,655	139,345
Fannie Mae 20 Yr. Pool 3.000%, 02/01/33	2,196,914	2,237,861
3.000%, 08/01/35	2,935,697	2,990,585
3.500%, 04/01/32	2,158,394	2,260,238
3.500%, 09/01/35	3,169,524	3,304,364
4.000%, 02/01/31	1,040,585	1,112,834
4.500%, 08/01/30	654,509	707,594
5.000%, 02/01/24	244,660	269,098
5.000%, 09/01/25	209,097	229,977
5.500%, 07/01/23	153,162	170,531
5.500%, 01/01/24	100,702	112,122
5.500%, 07/01/24	263,617	293,512
5.500%, 07/01/25	237,402	264,324
7.000%, 10/01/21	12,583	13,821
Fannie Mae 30 Yr. Pool 3.000%, 08/01/42	1,725,626	1,729,878
3.000%, 09/01/42	2,535,487	2,541,735
3.000%, 11/01/42	2,995,705	3,003,087
3.000%, 12/01/42	5,518,642	5,532,241
3.000%, 01/01/43	1,466,746	1,470,360
3.000%, 02/01/43	4,958,406	4,967,549
3.000%, 03/01/43	6,239,581	6,251,086

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.000%, 05/01/43	4,542,079	4,550,454
3.000%, 07/01/43	11,786,970	11,808,703
3.000%, 09/01/43	3,623,679	3,630,361
3.000%, 05/01/45	3,870,863	3,874,410
3.500%, 12/01/40	2,392,678	2,473,584
3.500%, 03/01/42	1,575,070	1,627,678
3.500%, 04/01/42	3,370,501	3,483,078
3.500%, 05/01/42	4,048,773	4,184,005
3.500%, 06/01/42	2,997,940	3,098,074
3.500%, 08/01/42	2,052,058	2,120,599
3.500%, 09/01/42	5,384,576	5,564,425
3.500%, 10/01/42	2,649,333	2,737,822
3.500%, 01/01/43	2,374,436	2,453,744
3.500%, 02/01/43	3,843,124	3,971,487
3.500%, 04/01/43	4,149,483	4,284,216
3.500%, 06/01/43	2,248,516	2,321,525
3.500%, 08/01/44	3,421,607	3,532,579
3.500%, 02/01/45	4,415,212	4,558,410
3.500%, 03/01/45	6,573,809	6,788,283
3.500%, 04/01/45	8,177,129	8,443,912
3.500%, 09/01/45	9,551,732	9,863,362
3.500%, 11/01/45	4,772,678	4,928,389
4.000%, 08/01/39	1,706,911	1,806,829
4.000%, 09/01/39	1,255,522	1,329,017
4.000%, 12/01/39	1,601,737	1,695,499
4.000%, 06/01/40	1,723,032	1,828,865
4.000%, 09/01/40	1,035,441	1,099,040
4.000%, 12/01/40	7,015,135	7,446,017
4.000%, 01/01/41	4,059,831	4,309,233
4.000%, 02/01/41	4,433,717	4,706,131
4.000%, 12/01/41	1,714,471	1,819,810
4.000%, 02/01/42	1,957,201	2,077,640
4.000%, 09/01/43	2,885,764	3,054,735
4.000%, 02/01/44	4,033,109	4,269,594
4.000%, 05/01/44	3,370,059	3,567,665
4.000%, 08/01/44	4,286,528	4,537,872
4.000%, 11/01/44	6,514,564	6,896,552
4.000%, 01/01/45	4,668,584	4,942,331
4.000%, 03/01/45	4,210,121	4,458,880
4.500%, 08/01/33	276,509	299,944
4.500%, 10/01/33	321,031	348,239
4.500%, 04/01/34	134,556	145,822
4.500%, 01/01/39	183,380	198,020
4.500%, 07/01/39	2,063,764	2,228,593
4.500%, 09/01/39	3,161,989	3,414,531
4.500%, 10/01/39	1,410,702	1,523,373
4.500%, 05/01/40	1,822,622	1,971,812
4.500%, 08/01/40	3,151,856	3,409,850
4.500%, 11/01/40	1,629,707	1,763,106
4.500%, 12/01/40	2,619,701	2,834,136
4.500%, 04/01/41	6,517,372	7,055,376
4.500%, 05/01/41	1,607,138	1,739,806
5.000%, 07/01/33	198,358	219,240
5.000%, 08/01/33	574,899	635,420
5.000%, 09/01/33	287,682	317,968
5.000%, 10/01/33	2,672,257	2,953,575

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.000%, 03/01/34	325,785	$360,082
5.000%, 04/01/34	751,578	829,906
5.000%, 05/01/34	110,110	121,493
5.000%, 09/01/34	294,527	324,975
5.000%, 02/01/35	354,258	390,881
5.000%, 04/01/35	213,221	234,839
5.000%, 05/01/35	60,969	67,151
5.000%, 11/01/35	235,853	259,765
5.000%, 03/01/36	797,139	877,960
5.000%, 07/01/37	650,381	715,576
5.000%, 01/01/39	624,637	687,119
5.000%, 04/01/40	2,074,887	2,285,448
5.000%, 07/01/41	1,557,739	1,716,073
5.500%, 10/01/32	58,295	65,350
5.500%, 02/01/33	164,306	184,186
5.500%, 03/01/33	520,959	583,992
5.500%, 05/01/33	1,656,739	1,857,192
5.500%, 08/01/33	813,649	912,095
5.500%, 10/01/33	119,999	134,518
5.500%, 12/01/33	1,049,897	1,176,926
5.500%, 02/01/34	267,925	300,315
5.500%, 03/01/34	161,099	180,574
5.500%, 04/01/34	74,745	83,781
5.500%, 06/01/34	290,511	325,631
5.500%, 09/01/34	274,420	307,595
5.500%, 12/01/34	665,134	745,543
5.500%, 01/01/35	219,604	246,152
5.500%, 02/01/35	539,676	604,918
5.500%, 04/01/35	269,665	301,399
5.500%, 06/01/35	1,019,202	1,139,144
5.500%, 01/01/37	312,796	348,576
5.500%, 05/01/37	180,323	200,933
5.500%, 05/01/38	160,665	179,051
5.500%, 06/01/38	200,604	223,561
5.500%, 07/01/38	165,007	183,890
6.000%, 08/01/28	3,154	3,559
6.000%, 11/01/28	926	1,050
6.000%, 12/01/28	1,142	1,302
6.000%, 06/01/31	39,087	44,717
6.000%, 09/01/32	116,999	133,806
6.000%, 01/01/33	27,796	31,789
6.000%, 02/01/33	86,849	99,331
6.000%, 03/01/33	106,214	121,479
6.000%, 04/01/33	361,185	413,095
6.000%, 05/01/33	306,954	351,068
6.000%, 05/01/34	413,406	472,562
6.000%, 09/01/34	353,269	403,819
6.000%, 11/01/34	423,366	483,947
6.000%, 01/01/35	239,301	270,851
6.000%, 07/01/36	82,051	92,685
6.000%, 09/01/36	218,869	247,237
6.000%, 07/01/37	230,484	260,320
6.000%, 08/01/37	306,117	345,744
6.000%, 09/01/37	782,213	883,470
6.000%, 10/01/37	268,405	303,150
6.000%, 05/01/38	871,246	984,030

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 12/01/38	215,799	243,749
6.500%, 05/01/28	58,551	67,431
6.500%, 12/01/28	213,029	243,459
6.500%, 03/01/29	5,162	5,899
6.500%, 04/01/29	31,960	36,525
6.500%, 05/01/29	5,487	6,271
6.500%, 08/01/29	885	1,011
6.500%, 05/01/30	31,408	35,895
6.500%, 09/01/31	6,283	7,312
6.500%, 06/01/32	33,433	38,904
6.500%, 09/01/33	17,867	20,419
6.500%, 10/01/33	108,449	123,941
6.500%, 10/01/34	331,916	384,004
6.500%, 10/01/37	151,968	173,783
7.000%, 06/01/26	751	817
7.000%, 06/01/28	28,335	30,220
7.000%, 10/01/29	11,396	13,111
7.000%, 12/01/29	3,679	3,786
7.000%, 04/01/32	16,860	18,155
7.000%, 06/01/32	66,310	76,050
7.000%, 10/01/37	227,228	258,998
7.500%, 09/01/25	5,163	5,930
7.500%, 06/01/26	5,808	6,858
7.500%, 07/01/29	13,310	15,851
7.500%, 10/01/29	7,345	7,825
8.000%, 10/01/26	98	98
8.000%, 11/01/29	200	232
8.000%, 05/01/30	17,674	18,391
8.000%, 11/01/30	4,187	4,938
8.000%, 01/01/31	3,845	4,319
8.000%, 02/01/31	6,976	8,317
Fannie Mae ARM Pool 2.579%, 02/01/45 (a)	1,258,536	1,289,975
2.741%, 11/01/43 (a)	1,893,163	1,970,716
2.761%, 02/01/42 (a)	2,370,500	2,465,824
3.030%, 10/01/41 (a)	385,778	406,019
Fannie Mae-ACES 2.679%, 05/25/21 (a)	5,000,000	5,068,050
Freddie Mac 15 Yr. Gold Pool 2.500%, 12/01/27	2,172,671	2,201,659
2.500%, 02/01/28	3,313,908	3,356,137
2.500%, 04/01/28	2,810,274	2,846,085
2.500%, 12/01/29	4,294,504	4,335,946
3.000%, 03/01/27	1,680,207	1,733,786
3.000%, 05/01/27	2,240,606	2,312,056
3.000%, 11/01/28	2,733,742	2,819,326
3.000%, 12/01/29	4,757,895	4,906,917
3.500%, 12/01/25	2,003,376	2,099,166
3.500%, 05/01/26	733,566	769,099
4.000%, 06/01/19	146,027	151,982
4.000%, 05/01/25	1,110,990	1,166,595
4.000%, 08/01/25	609,033	639,515
4.000%, 10/01/25	520,393	546,439
4.500%, 09/01/18	142,478	147,790
4.500%, 10/01/18	316,988	328,805
4.500%, 04/01/19	258,259	267,990

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool
4.500%, 06/01/19	156,512	$162,410
4.500%, 08/01/19	49,911	51,792
5.000%, 05/01/18	346,922	361,277
5.000%, 12/01/18	67,488	70,281
5.000%, 06/01/19	214,404	225,602
5.500%, 11/01/17	26,664	27,352
5.500%, 01/01/24	530,938	578,185
6.000%, 04/01/16	333	333
6.000%, 05/01/17	15,055	15,278
7.500%, 03/01/16	151	151
Freddie Mac 20 Yr. Gold Pool 3.000%, 04/01/33	3,388,426	3,448,828
3.500%, 04/01/32	3,061,974	3,197,145
4.000%, 01/01/31	1,113,916	1,192,328
4.000%, 08/01/31	1,136,108	1,216,082
4.500%, 05/01/29	306,050	330,480
5.000%, 03/01/27	147,899	161,347
Freddie Mac 30 Yr. Gold Pool 2.500%, 07/01/43	2,966,056	2,858,252
3.000%, 10/01/42	2,852,713	2,856,204
3.000%, 01/01/43	2,772,818	2,776,212
3.000%, 03/01/43	6,599,511	6,605,546
3.000%, 04/01/43	5,164,562	5,169,285
3.000%, 06/01/43	1,873,278	1,874,991
3.000%, 07/01/43	4,503,086	4,507,205
3.000%, 06/01/45	4,897,655	4,894,531
3.500%, 01/01/42	1,755,530	1,810,946
3.500%, 03/01/42	1,573,310	1,622,974
3.500%, 08/01/42	5,276,365	5,442,922
3.500%, 02/01/43	2,148,095	2,214,577
3.500%, 05/01/43	3,767,505	3,884,107
3.500%, 06/01/43	2,247,906	2,317,477
3.500%, 06/01/44	2,991,719	3,082,314
3.500%, 10/01/44	3,208,665	3,305,829
3.500%, 11/01/44	3,684,472	3,796,045
3.500%, 12/01/44	4,250,283	4,378,990
3.500%, 05/01/45	4,730,852	4,874,908
3.500%, 08/01/45	3,971,374	4,092,303
3.500%, 11/01/45	4,841,705	4,989,135
4.000%, 06/01/39	1,158,434	1,224,283
4.000%, 12/01/39	1,723,772	1,821,757
4.000%, 11/01/40	1,651,408	1,752,571
4.000%, 04/01/41	1,536,186	1,630,367
4.000%, 09/01/41	1,661,932	1,763,822
4.000%, 10/01/41	3,571,831	3,790,815
4.000%, 11/01/41	1,793,430	1,903,383
4.000%, 10/01/43	3,905,763	4,127,991
4.000%, 07/01/44	4,966,688	5,249,468
4.000%, 10/01/44	3,826,930	4,044,817
4.000%, 07/01/45	5,626,810	5,953,133
4.500%, 10/01/35	579,503	625,247
4.500%, 06/01/38	870,692	939,421
4.500%, 02/01/39	504,488	543,482
4.500%, 03/01/39	364,075	392,216
4.500%, 04/01/39	792,139	853,367
4.500%, 09/01/39	947,381	1,020,609

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.500%, 10/01/39	2,601,519	2,802,603
4.500%, 11/01/39	864,531	931,355
4.500%, 01/01/40	655,969	707,942
4.500%, 05/01/40	1,032,847	1,114,678
4.500%, 11/01/40	1,345,502	1,452,105
4.500%, 02/01/41	566,539	611,484
4.500%, 05/01/41	862,792	931,240
4.500%, 06/01/41	655,944	707,982
4.500%, 12/01/43	1,588,314	1,711,306
5.000%, 10/01/33	713,975	783,124
5.000%, 03/01/34	149,369	163,739
5.000%, 08/01/35	787,415	862,201
5.000%, 09/01/35	328,737	359,959
5.000%, 10/01/35	254,318	278,473
5.000%, 01/01/36	802,952	879,214
5.000%, 04/01/38	396,711	433,129
5.000%, 11/01/39	1,847,341	2,017,235
5.000%, 05/01/40	2,357,447	2,579,435
5.500%, 06/01/34	642,512	714,616
5.500%, 10/01/35	230,086	255,023
5.500%, 12/01/35	896,132	993,253
5.500%, 01/01/36	561,710	621,360
5.500%, 12/01/37	513,576	567,273
5.500%, 04/01/38	2,324,720	2,568,047
5.500%, 07/01/38	265,563	293,359
5.500%, 08/01/38	684,412	756,049
6.000%, 11/01/28	10,619	12,104
6.000%, 12/01/28	7,602	8,670
6.000%, 04/01/29	4,597	5,221
6.000%, 05/01/29	2,007	2,254
6.000%, 06/01/31	2,229	2,504
6.000%, 07/01/31	866	984
6.000%, 09/01/31	62,426	70,244
6.000%, 04/01/32	98,314	112,282
6.000%, 11/01/32	31,907	36,440
6.000%, 06/01/34	191,997	219,202
6.000%, 11/01/35	98,434	112,363
6.000%, 02/01/36	134,611	151,595
6.000%, 08/01/36	111,079	125,094
6.000%, 10/01/36	217,824	245,307
6.000%, 11/01/36	114,570	129,026
6.000%, 01/01/37	173,594	195,496
6.000%, 02/01/38	222,567	250,654
6.000%, 11/01/39	1,892,777	2,131,484
6.000%, 04/01/40	597,421	672,811
6.500%, 02/01/30	5,538	6,307
6.500%, 08/01/31	10,664	12,308
6.500%, 10/01/31	7,356	8,378
6.500%, 11/01/31	23,543	27,171
6.500%, 03/01/32	363,708	419,652
6.500%, 04/01/32	339,859	392,134
6.500%, 09/01/36	517,166	589,202
6.500%, 11/01/37	228,187	259,912
7.000%, 12/01/27	1,499	1,724
7.000%, 11/01/28	3,784	4,322
7.000%, 04/01/29	4,246	4,950

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
7.000%, 05/01/29	703	$776
7.000%, 06/01/29	6,103	6,333
7.000%, 07/01/29	2,053	2,306
7.000%, 01/01/31	103,501	110,128
7.500%, 08/01/24	13,997	14,234
7.500%, 10/01/27	11,666	13,334
7.500%, 10/01/29	15,649	18,537
7.500%, 05/01/30	12,330	13,958
8.000%, 02/01/27	3,782	4,570
8.000%, 10/01/28	7,435	8,824
Ginnie Mae I 15 Yr. Pool 3.000%, 08/15/28	3,583,182	3,717,080
5.000%, 10/15/20	181,121	191,509
5.000%, 01/15/21	147,035	155,901
Ginnie Mae I 30 Yr. Pool 3.000%, 11/15/42	3,317,080	3,377,795
3.000%, 12/15/42	2,440,068	2,484,730
3.000%, 02/15/43	2,153,076	2,188,511
3.000%, 03/15/43	2,766,749	2,812,283
3.000%, 05/15/43	3,658,863	3,719,079
3.000%, 07/15/43	2,367,720	2,406,687
3.500%, 01/15/42	3,327,528	3,481,839
3.500%, 02/15/42	1,277,942	1,334,888
3.500%, 03/15/42	2,393,723	2,500,389
3.500%, 05/15/42	1,711,098	1,787,346
3.500%, 09/15/42	2,016,578	2,106,438
3.500%, 05/15/43	2,387,323	2,490,944
4.000%, 07/15/39	2,592,375	2,764,647
4.000%, 07/15/40	1,459,689	1,560,220
4.000%, 03/15/41	1,376,964	1,466,805
4.000%, 10/15/41	2,592,859	2,762,031
4.500%, 01/15/39	380,539	412,630
4.500%, 04/15/39	1,129,795	1,225,071
4.500%, 05/15/39	2,708,301	2,936,692
4.500%, 08/15/39	1,205,824	1,307,511
4.500%, 01/15/40	1,077,700	1,173,289
4.500%, 04/15/40	1,365,287	1,486,383
4.500%, 02/15/41	545,477	592,007
4.500%, 04/15/41	720,570	782,035
5.000%, 12/15/35	416,000	462,625
5.000%, 12/15/36	167,545	183,601
5.000%, 01/15/39	1,353,142	1,490,985
5.000%, 02/15/39	220,202	243,203
5.000%, 08/15/39	1,977,145	2,183,668
5.000%, 09/15/39	452,876	500,182
5.000%, 12/15/39	852,698	941,767
5.000%, 05/15/40	1,405,353	1,559,314
5.500%, 03/15/36	354,625	399,373
5.500%, 01/15/37	530,214	597,820
5.500%, 11/15/37	537,348	598,044
5.500%, 09/15/38	247,652	276,946
5.500%, 08/15/39	1,449,841	1,622,347
6.000%, 01/15/29	6,486	7,411
6.000%, 01/15/33	251,017	288,166
6.000%, 03/15/35	274,612	315,407
6.000%, 12/15/35	179,593	207,142

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
6.000%, 06/15/36	200,407	226,375
6.000%, 09/15/36	270,889	305,990
6.000%, 07/15/38	1,222,659	1,400,233
6.500%, 05/15/23	1,264	1,446
6.500%, 02/15/27	33,778	38,869
6.500%, 07/15/28	12,859	14,712
6.500%, 08/15/28	13,171	15,069
6.500%, 11/15/28	9,076	10,604
6.500%, 12/15/28	10,773	12,326
6.500%, 07/15/29	2,129	2,436
6.500%, 05/15/36	156,488	179,043
7.000%, 01/15/28	2,092	2,349
7.000%, 04/15/28	3,096	3,185
7.000%, 05/15/28	12,617	13,767
7.000%, 06/15/28	8,548	9,499
7.000%, 10/15/28	7,995	8,825
7.000%, 06/15/29	2,045	2,091
7.000%, 09/15/29	7,176	7,873
7.000%, 01/15/31	1,354	1,382
7.000%, 03/15/31	27,367	29,123
7.000%, 07/15/31	468,394	562,265
7.000%, 08/15/31	67,059	75,154
7.000%, 02/15/32	14,386	14,761
7.000%, 07/15/32	27,592	31,049
7.500%, 08/15/29	136	137
7.500%, 04/15/30	8,385	8,544
8.000%, 08/15/26	3,424	3,903
8.000%, 09/15/26	3,636	4,024
8.000%, 05/15/27	1,365	1,394
8.000%, 06/15/29	22,958	24,564
9.000%, 11/15/24	8,490	9,488
Ginnie Mae II 30 Yr. Pool 3.000%, 12/20/42	3,083,685	3,142,045
3.000%, 03/20/43	4,063,899	4,134,580
3.000%, 12/20/44	4,290,159	4,354,138
3.000%, 04/20/45	3,747,543	3,802,587
3.000%, 08/20/45	4,929,333	5,001,735
3.500%, 12/20/41	2,052,571	2,150,779
3.500%, 03/20/42	3,960,065	4,147,264
3.500%, 08/20/42	1,970,669	2,063,826
3.500%, 01/20/43	5,751,847	6,017,607
3.500%, 04/20/43	2,219,016	2,319,830
3.500%, 05/20/43	3,893,196	4,070,071
3.500%, 07/20/44	5,547,700	5,794,033
3.500%, 02/20/45	6,514,873	6,802,876
3.500%, 06/20/45	3,761,982	3,928,288
3.500%, 08/20/45	8,456,516	8,830,353
3.500%, 09/20/45	4,760,923	4,971,389
3.500%, 12/20/45	4,719,557	4,928,194
4.000%, 11/20/40	2,071,553	2,218,780
4.000%, 12/20/40	2,029,657	2,173,905
4.000%, 05/20/43	2,784,802	2,961,563
4.000%, 11/20/43	1,648,342	1,752,968
4.000%, 02/20/44	4,167,637	4,429,311
4.000%, 04/20/44	2,253,799	2,395,309
4.000%, 05/20/44	2,785,801	2,960,714

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
4.000%, 09/20/44	4,440,428	$4,719,229
4.000%, 10/20/44	6,502,263	6,910,521
4.000%, 11/20/44	1,301,283	1,382,987
4.500%, 08/20/40	1,870,668	2,036,694
4.500%, 12/20/40	1,124,031	1,223,791
4.500%, 04/20/41	1,048,110	1,136,055
4.500%, 03/20/42	768,031	832,475
4.500%, 10/20/43	1,403,694	1,509,474
4.500%, 02/20/44	2,620,017	2,817,458
4.500%, 04/20/45	3,054,362	3,284,535
5.000%, 08/20/40	832,567	919,415
5.000%, 10/20/40	790,299	872,738
5.000%, 06/20/44	2,182,887	2,410,593
6.500%, 06/20/31	28,290	33,309
6.500%, 11/20/38	686,353	788,941
7.500%, 02/20/28	3,302	3,954

		711,446,135

Federal Agencies—3.3%
Federal Home Loan Bank 1.750%, 06/12/20	17,700,000	17,478,600
4.875%, 05/17/17	4,420,000	4,649,343
Federal Home Loan Mortgage Corp. 0.875%, 03/07/18	17,000,000	16,880,318
1.250%, 10/02/19	3,000,000	2,958,123
1.375%, 05/01/20	5,145,000	5,073,869
5.125%, 11/17/17	3,530,000	3,790,317
Federal National Mortgage Association 0.875%, 05/21/18 (b)	10,160,000	10,069,693
4.875%, 12/15/16	4,430,000	4,596,277
5.375%, 06/12/17	8,300,000	8,807,538
6.625%, 11/15/30	2,450,000	3,474,453
Tennessee Valley Authority 5.250%, 09/15/39	3,350,000	4,008,425

		81,786,956

U.S. Treasury—36.4%
U.S. Treasury Bonds 2.500%, 02/15/45	9,900,000	8,888,715
2.750%, 08/15/42	2,020,000	1,931,888
2.875%, 05/15/43	4,760,000	4,644,047
2.875%, 08/15/45	5,000,000	4,858,600
3.000%, 11/15/44	11,000,000	10,965,790
3.125%, 02/15/42	1,800,000	1,859,760
3.125%, 02/15/43	3,270,000	3,353,418
3.125%, 08/15/44	4,700,000	4,806,737
3.375%, 05/15/44	3,000,000	3,221,370
3.500%, 02/15/39	2,080,000	2,300,938
3.625%, 02/15/44	10,120,000	11,389,049
3.750%, 08/15/41	1,830,000	2,103,475
3.875%, 08/15/40	10,380,000	12,138,580
4.250%, 11/15/40	7,280,000	9,004,122
4.375%, 11/15/39	3,900,000	4,905,732
4.375%, 05/15/40	5,220,000	6,570,518
4.375%, 05/15/41	5,850,000	7,386,912

U.S. Treasury—(Continued)
U.S. Treasury Bonds
4.500%, 02/15/36	5,675,000	7,275,293
4.500%, 05/15/38	4,950,000	6,356,889
5.000%, 05/15/37	2,760,000	3,782,884
5.250%, 02/15/29	750,000	982,702
5.375%, 02/15/31	6,675,000	9,052,302
6.125%, 11/15/27	5,750,000	7,960,588
6.250%, 08/15/23	7,700,000	9,934,925
6.375%, 08/15/27	6,900,000	9,693,948
6.500%, 11/15/26	4,500,000	6,295,950
7.125%, 02/15/23	11,125,000	14,848,982
7.250%, 08/15/22	6,120,000	8,094,251
7.875%, 02/15/21	4,450,000	5,760,481
8.000%, 11/15/21	2,920,000	3,898,463
8.125%, 08/15/19	2,645,000	3,260,042
8.125%, 08/15/21	1,250,000	1,663,525
8.500%, 02/15/20	6,700,000	8,529,971
8.750%, 08/15/20	1,000,000	1,309,820
8.875%, 02/15/19	10,215,000	12,566,084
9.125%, 05/15/18	1,600,000	1,898,256
U.S. Treasury Notes 0.625%, 10/15/16	9,970,000	9,962,722
0.625%, 05/31/17	5,000,000	4,978,350
0.625%, 08/31/17	21,700,000	21,563,074
0.625%, 04/30/18	5,000,000	4,935,800
0.750%, 02/28/18	40,500,000	40,156,965
0.875%, 11/30/16	23,800,000	23,822,848
0.875%, 05/15/17	10,000,000	9,993,400
1.000%, 10/31/16	7,010,000	7,025,352
1.000%, 03/31/17	7,850,000	7,863,659
1.000%, 08/15/18	28,000,000	27,820,241
1.125%, 05/31/19	12,300,000	12,163,470
1.125%, 03/31/20	5,100,000	4,986,933
1.250%, 10/31/19	5,130,000	5,070,646
1.250%, 02/29/20	25,800,000	25,383,330
1.375%, 09/30/18 (b)	47,890,000	48,040,372
1.375%, 11/30/18	15,000,000	15,033,000
1.375%, 01/31/20	27,100,000	26,825,748
1.500%, 03/31/19	31,870,000	31,969,757
1.625%, 11/15/22	5,000,000	4,858,300
1.750%, 10/31/20	10,000,000	9,986,200
1.750%, 05/15/22	4,900,000	4,820,914
1.750%, 05/15/23	17,520,000	17,070,261
1.875%, 09/30/17	15,900,000	16,124,030
2.000%, 11/30/20	14,800,000	14,952,736
2.000%, 02/28/21	5,000,000	5,041,700
2.000%, 10/31/21	6,000,000	6,018,000
2.000%, 02/15/22	3,800,000	3,808,246
2.000%, 02/15/23	6,900,000	6,860,256
2.000%, 08/15/25	5,000,000	4,875,200
2.125%, 08/31/20	5,800,000	5,893,670
2.125%, 06/30/21	12,000,000	12,152,280
2.125%, 08/15/21	8,710,000	8,815,653
2.125%, 05/15/25	7,100,000	7,006,706
2.250%, 07/31/21	19,000,000	19,357,010
2.250%, 11/15/24	7,800,000	7,795,788
2.375%, 05/31/18	31,000,000	31,878,540

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
2.375%, 12/31/20	7,600,000	$7,814,244
2.375%, 08/15/24	16,800,000	16,975,056
2.500%, 08/15/23	14,400,000	14,775,985
2.500%, 05/15/24	7,000,000	7,153,020
2.625%, 08/15/20 (b)	6,000,000	6,235,560
2.750%, 05/31/17	9,840,000	10,091,412
2.750%, 11/15/23	9,835,000	10,265,576
3.000%, 02/28/17	14,980,000	15,347,460
3.125%, 05/15/19	3,000,000	3,165,330
3.375%, 11/15/19	4,350,000	4,646,583
3.500%, 02/15/18	4,000,000	4,200,320
3.500%, 05/15/20	7,790,000	8,377,677
3.625%, 02/15/20	17,190,000	18,549,041
3.750%, 11/15/18	4,550,000	4,870,138
3.875%, 05/15/18	4,700,000	5,002,210
4.000%, 08/15/18	9,620,000	10,326,494
4.250%, 11/15/17	4,700,000	4,977,206
4.625%, 02/15/17	8,475,000	8,825,441

		900,004,917

Total U.S. Treasury & Government Agencies (Cost $1,644,514,611)		1,693,238,008

Corporate Bonds & Notes—25.7%

Aerospace/Defense—0.4%
Boeing Co. (The) 7.250%, 06/15/25	460,000	600,171
Lockheed Martin Corp. 4.700%, 05/15/46	3,000,000	3,072,995
6.150%, 09/01/36	1,700,000	2,043,793
Northrop Grumman Systems Corp. 7.750%, 02/15/31	515,000	682,283
Raytheon Co. 3.125%, 10/15/20	1,000,000	1,030,278
United Technologies Corp. 4.500%, 06/01/42	2,645,000	2,665,326
7.500%, 09/15/29	200,000	270,346

		10,365,192

Agriculture—0.3%
Altria Group, Inc. 9.700%, 11/10/18	750,000	897,466
Archer-Daniels-Midland Co. 4.479%, 03/01/21 (b)	2,000,000	2,170,392
Philip Morris International, Inc. 3.250%, 11/10/24 (b)	3,000,000	3,017,024
4.500%, 03/26/20 (b)	925,000	1,004,692

		7,089,574

Auto Manufacturers—0.5%
Daimler Finance North America LLC 8.500%, 01/18/31	1,050,000	1,517,156
Ford Motor Co. 7.450%, 07/16/31	2,200,000	2,731,248

Auto Manufacturers—(Continued)
General Motors Financial Co., Inc. 2.625%, 07/10/17 (b)	4,000,000	4,005,507
Toyota Motor Credit Corp. 3.300%, 01/12/22	4,000,000	4,126,934

		12,380,845

Banks—5.6%
Bank of America Corp. 3.300%, 01/11/23	4,075,000	4,013,176
4.100%, 07/24/23	2,905,000	2,999,271
4.200%, 08/26/24	3,000,000	2,987,876
5.875%, 02/07/42	3,000,000	3,491,727
6.500%, 07/15/18	200,000	220,211
Bank of New York Mellon Corp. (The) 5.450%, 05/15/19	2,000,000	2,203,202
Bank of Nova Scotia (The) 2.050%, 10/30/18 (b)	3,480,000	3,482,398
Barclays Bank plc 5.000%, 09/22/16	1,750,000	1,794,905
BNP Paribas S.A. 5.000%, 01/15/21	3,225,000	3,556,154
Branch Banking & Trust Co. 2.850%, 04/01/21	3,400,000	3,424,311
Capital One Financial Corp. 6.750%, 09/15/17	1,200,000	1,291,229
Citigroup, Inc. 5.375%, 08/09/20	2,200,000	2,445,079
5.850%, 08/02/16	500,000	512,917
6.125%, 11/21/17	1,700,000	1,828,252
6.125%, 05/15/18	1,900,000	2,069,347
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 5.250%, 05/24/41	3,640,000	4,171,044
Credit Suisse 4.375%, 08/05/20	2,611,000	2,804,507
Deutsche Bank AG 6.000%, 09/01/17	1,500,000	1,598,278
Fifth Third Bancorp 8.250%, 03/01/38	1,175,000	1,658,951
Goldman Sachs Group, Inc. (The) 6.000%, 06/15/20	2,000,000	2,257,315
6.125%, 02/15/33	2,075,000	2,436,163
6.250%, 09/01/17	760,000	812,893
6.450%, 05/01/36	2,000,000	2,243,802
6.750%, 10/01/37	3,500,000	4,080,152
HSBC Holdings plc 5.100%, 04/05/21 (b)	2,556,000	2,834,950
6.500%, 09/15/37	905,000	1,080,765
JPMorgan Chase & Co. 3.250%, 09/23/22	2,850,000	2,871,261
4.950%, 03/25/20	2,650,000	2,875,788
6.300%, 04/23/19	1,900,000	2,124,737
JPMorgan Chase Bank N.A. 6.000%, 10/01/17	2,700,000	2,886,070
KFW 1.000%, 06/11/18	3,536,000	3,501,917

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
KFW
1.250%, 02/15/17 (b)	3,000,000	$3,005,585
2.375%, 08/25/21 (b)	1,945,000	1,971,998
2.750%, 09/08/20 (b)	2,300,000	2,384,131
4.875%, 01/17/17	2,900,000	3,013,337
Lloyds Bank plc 6.375%, 01/21/21 (b)	1,500,000	1,758,803
Morgan Stanley 4.350%, 09/08/26	3,800,000	3,807,638
5.625%, 09/23/19	1,900,000	2,092,159
7.250%, 04/01/32	1,850,000	2,414,108
7.300%, 05/13/19	2,460,000	2,819,114
Oesterreichische Kontrollbank AG 1.625%, 03/12/19	3,025,000	3,024,552
PNC Bank N.A. 2.950%, 02/23/25	4,100,000	3,963,565
4.875%, 09/21/17	1,000,000	1,046,976
5.250%, 01/15/17	1,600,000	1,662,758
Royal Bank of Canada 2.150%, 03/15/19 (b)	3,915,000	3,914,880
State Street Bank and Trust Co. 5.300%, 01/15/16	300,000	300,310
Sumitomo Mitsui Banking Corp. 1.950%, 07/23/18	4,000,000	3,971,812
Toronto-Dominion Bank (The) 2.250%, 11/05/19 (b)	4,000,000	3,994,010
U.S. Bancorp 3.600%, 09/11/24	3,000,000	3,043,134
UBS AG 4.875%, 08/04/20	3,500,000	3,858,314
Wachovia Corp. 5.750%, 06/15/17	700,000	741,289
Wells Fargo & Co. 2.600%, 07/22/20	4,000,000	4,001,583
3.000%, 01/22/21	3,400,000	3,439,762
Wells Fargo Bank N.A. 5.950%, 08/26/36	1,900,000	2,276,483

		139,064,949

Beverages—0.5%
Anheuser-Busch Cos. LLC 6.450%, 09/01/37	880,000	1,025,694
Anheuser-Busch InBev Finance, Inc. 1.250%, 01/17/18	3,500,000	3,456,358
Coca-Cola Co. (The) 3.150%, 11/15/20	280,000	292,610
3.200%, 11/01/23 (b)	3,000,000	3,082,600
Pepsi Bottling Group, Inc. (The) 7.000%, 03/01/29	300,000	402,591
PepsiCo, Inc. 3.600%, 03/01/24 (b)	3,975,000	4,157,460
5.000%, 06/01/18	1,000,000	1,080,161

		13,497,474

Biotechnology—0.4%
Amgen, Inc. 5.700%, 02/01/19	850,000	935,514
6.150%, 06/01/18 (b)	1,650,000	1,809,726
Celgene Corp. 4.625%, 05/15/44	4,000,000	3,791,065
Gilead Sciences, Inc. 3.650%, 03/01/26	3,000,000	3,018,482

		9,554,787

Chemicals—0.4%
Dow Chemical Co. (The) 4.250%, 11/15/20	2,750,000	2,879,124
9.400%, 05/15/39	650,000	936,442
E. I. du Pont de Nemours & Co. 5.600%, 12/15/36	1,000,000	1,028,689
6.000%, 07/15/18	1,000,000	1,088,807
Potash Corp. of Saskatchewan, Inc. 4.875%, 03/30/20 (b)	970,000	1,047,989
Praxair, Inc.
3.000%, 09/01/21	3,950,000	3,970,298

		10,951,349

Computers—0.3%
Apple, Inc. 2.400%, 05/03/23	2,072,000	2,012,530
4.450%, 05/06/44	2,944,000	2,986,714
International Business Machines Corp. 4.000%, 06/20/42 (b)	3,200,000	3,005,730
8.375%, 11/01/19	425,000	518,136

		8,523,110

Cosmetics/Personal Care—0.2%
Procter & Gamble Co. (The) 2.300%, 02/06/22 (b)	3,600,000	3,590,672
6.450%, 01/15/26	200,000	256,907

		3,847,579

Diversified Financial Services—1.1%
American Express Co. 7.000%, 03/19/18	3,000,000	3,318,391
Associates Corp. of North America 6.950%, 11/01/18	1,700,000	1,914,342
BlackRock, Inc. 3.500%, 03/18/24 (b)	3,800,000	3,893,901
General Electric Capital Corp. 5.300%, 02/11/21	1,915,000	2,155,979
5.400%, 02/15/17	2,000,000	2,087,997
5.500%, 01/08/20	3,360,000	3,770,452
5.875%, 01/14/38	2,050,000	2,513,447
6.750%, 03/15/32 (b)	1,250,000	1,632,283
7.500%, 08/21/35	100,000	139,189
HSBC Finance Corp. 5.500%, 01/19/16	900,000	901,475

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
National Rural Utilities Cooperative Finance Corp. 10.375%, 11/01/18	2,900,000	$3,518,560
Nomura Holdings, Inc. 6.700%, 03/04/20	1,325,000	1,524,357

		27,370,373

Electric—1.6%
CenterPoint Energy Houston Electric LLC 4.500%, 04/01/44	3,800,000	3,909,729
Consolidated Edison Co. of New York, Inc. 3.950%, 03/01/43	3,070,000	2,842,935
5.850%, 04/01/18 (b)	855,000	926,559
Dominion Resources, Inc. 6.400%, 06/15/18	1,750,000	1,916,176
Duke Energy Carolinas LLC 5.300%, 02/15/40	2,000,000	2,269,025
Exelon Corp. 5.625%, 06/15/35	1,500,000	1,592,573
Florida Power & Light Co. 5.950%, 02/01/38	1,700,000	2,100,088
Georgia Power Co. 5.700%, 06/01/17	1,400,000	1,476,372
Nisource Finance Corp. 4.800%, 02/15/44	4,000,000	4,018,090
Northern States Power Co. 6.250%, 06/01/36	2,200,000	2,772,057
Ohio Power Co. 5.375%, 10/01/21	1,640,000	1,825,851
Oncor Electric Delivery Co. LLC 7.000%, 05/01/32	950,000	1,160,288
Pacific Gas & Electric Co. 5.400%, 01/15/40	3,320,000	3,693,471
PacifiCorp 2.950%, 02/01/22	2,800,000	2,803,651
PPL Capital Funding, Inc. 3.400%, 06/01/23 (b)	4,000,000	3,967,362
Progress Energy, Inc. 5.625%, 01/15/16	1,900,000	1,901,894
PSEG Power LLC 8.625%, 04/15/31	1,000,000	1,252,046

		40,428,167

Electrical Components & Equipment—0.1%
Emerson Electric Co. 4.875%, 10/15/19	1,800,000	1,967,164

Electronics—0.1%
Honeywell International, Inc. 5.000%, 02/15/19 (b)	2,000,000	2,185,099
Koninklijke Philips NV 5.750%, 03/11/18	900,000	962,554

		3,147,653

Environmental Control—0.1%
Waste Management, Inc. 7.000%, 07/15/28	1,265,000	1,632,583

Food—0.6%
ConAgra Foods, Inc. 5.819%, 06/15/17	1,000,000	1,051,077
General Mills, Inc. 5.650%, 02/15/19	1,700,000	1,842,735
Kroger Co. (The) 3.300%, 01/15/21 (b)	3,900,000	3,926,574
Mondelez International, Inc. 4.125%, 02/09/16	2,200,000	2,205,674
5.375%, 02/10/20	1,800,000	1,973,472
Sysco Corp. 2.600%, 06/12/22 (b)	2,400,000	2,324,092
Unilever Capital Corp. 5.900%, 11/15/32	1,500,000	1,906,967

		15,230,591

Forest Products & Paper—0.1%
Georgia-Pacific LLC 8.000%, 01/15/24	1,800,000	2,251,964

Gas—0.0%
Sempra Energy 6.150%, 06/15/18 (b)	900,000	981,028

Healthcare-Products—0.5%
Baxter International, Inc. 5.375%, 06/01/18	1,400,000	1,501,483
Becton Dickinson & Co. 4.685%, 12/15/44	3,500,000	3,535,728
Medtronic, Inc. 4.000%, 04/01/43	3,900,000	3,630,080
Thermo Fisher Scientific, Inc. 4.150%, 02/01/24	3,445,000	3,579,171

		12,246,462

Healthcare-Services—0.5%
Aetna, Inc. 2.750%, 11/15/22	3,000,000	2,894,615
Anthem, Inc. 5.850%, 01/15/36	1,800,000	1,916,649
Cigna Corp. 5.375%, 02/15/42	3,000,000	3,290,147
Laboratory Corp. of America Holdings 4.625%, 11/15/20 (b)	1,900,000	2,002,904
UnitedHealth Group, Inc. 5.375%, 03/15/16	1,700,000	1,714,669

		11,818,984

Household Products/Wares—0.0%
Kimberly-Clark Corp. 6.125%, 08/01/17 (b)	500,000	537,252

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—0.8%
ACE INA Holdings, Inc. 3.350%, 05/15/24	4,000,000	$4,015,684
Aflac, Inc. 3.625%, 06/15/23	2,975,000	3,053,137
Allstate Corp. (The) 6.900%, 05/15/38	150,000	194,176
7.450%, 05/16/19 (b)	1,700,000	1,970,630
American International Group, Inc. 5.850%, 01/16/18	1,800,000	1,937,026
AXA S.A. 8.600%, 12/15/30	1,165,000	1,590,225
Berkshire Hathaway, Inc. 1.900%, 01/31/17 (b)	2,900,000	2,923,838
Chubb Corp. (The) 6.000%, 05/11/37	865,000	1,052,621
Hartford Financial Services Group, Inc. (The) 6.100%, 10/01/41	780,000	926,302
Prudential Financial, Inc. 5.700%, 12/14/36	1,525,000	1,718,075

		19,381,714

Internet—0.2%
Amazon.com, Inc. 3.800%, 12/05/24	3,800,000	3,934,940

Iron/Steel—0.0%
Vale Overseas, Ltd. 6.875%, 11/21/36 (b)	1,100,000	772,750

Machinery-Construction & Mining—0.1%
Caterpillar, Inc. 7.900%, 12/15/18 (b)	1,757,000	2,041,791

Machinery-Diversified—0.1%
Deere & Co. 2.600%, 06/08/22	1,950,000	1,916,346

Media—1.1%
21st Century Fox America, Inc. 6.550%, 03/15/33	1,950,000	2,290,877
Comcast Corp. 4.650%, 07/15/42	3,670,000	3,748,961
5.650%, 06/15/35	1,500,000	1,732,647
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 5.000%, 03/01/21	2,600,000	2,808,199
Discovery Communications LLC 6.350%, 06/01/40	1,800,000	1,762,732
Historic TW, Inc. 6.875%, 06/15/18	1,800,000	1,998,941
Thomson Reuters Corp. 6.500%, 07/15/18	800,000	882,928
Time Warner Cable, Inc. 5.000%, 02/01/20	1,900,000	2,007,471
5.850%, 05/01/17	1,800,000	1,880,163
6.550%, 05/01/37	100,000	100,907

Media—(Continued)
Time Warner Entertainment Co. L.P. 8.375%, 03/15/23	380,000	465,115
Time Warner, Inc. 6.100%, 07/15/40	925,000	1,012,443
7.700%, 05/01/32	685,000	863,112
Viacom, Inc. 4.375%, 03/15/43	3,500,000	2,514,557
6.250%, 04/30/16	308,000	312,749
Walt Disney Co. (The) 2.750%, 08/16/21	1,930,000	1,960,167

		26,341,969

Mining—0.3%
Barrick North America Finance LLC 4.400%, 05/30/21 (b)	3,125,000	2,802,856
Freeport-McMoRan, Inc. 3.550%, 03/01/22 (b)	3,700,000	2,146,000
Newmont Mining Corp. 6.250%, 10/01/39	1,800,000	1,432,001
Rio Tinto Alcan, Inc. 6.125%, 12/15/33	1,751,000	1,761,374

		8,142,231

Miscellaneous Manufacturing—0.3%
General Electric Co. 3.375%, 03/11/24 (b)	2,900,000	2,998,530
5.250%, 12/06/17	1,800,000	1,925,023
Ingersoll-Rand Luxembourg Finance S.A. 2.625%, 05/01/20	1,200,000	1,177,000
Tyco Electronics Group S.A. 6.550%, 10/01/17	1,600,000	1,729,363

		7,829,916

Multi-National—1.4%
European Bank for Reconstruction & Development 1.000%, 06/15/18 (b)	3,564,000	3,531,613
European Investment Bank 1.625%, 06/15/17	1,975,000	1,987,887
2.500%, 10/15/24 (b)	3,800,000	3,828,680
4.000%, 02/16/21 (b)	1,700,000	1,860,291
4.875%, 02/15/36	3,700,000	4,584,138
5.125%, 05/30/17	1,750,000	1,845,807
Inter-American Development Bank 2.125%, 01/15/25	3,900,000	3,810,674
2.375%, 08/15/17	2,000,000	2,039,896
6.800%, 10/15/25	500,000	672,109
7.000%, 06/15/25	200,000	267,794
International Bank for Reconstruction & Development 2.125%, 03/03/25	3,000,000	2,931,558
7.625%, 01/19/23	2,970,000	3,995,010
8.875%, 03/01/26	535,000	808,364
International Finance Corp. 1.750%, 09/04/18	2,975,000	3,004,069

		35,167,890

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Office/Business Equipment—0.1%
Xerox Corp. 6.350%, 05/15/18 (b)	2,550,000	$2,718,464

Oil & Gas—1.5%
Anadarko Petroleum Corp. 6.375%, 09/15/17	2,445,000	2,573,454
Apache Finance Canada Corp. 7.750%, 12/15/29	300,000	372,661
BP Capital Markets plc 3.245%, 05/06/22	3,900,000	3,849,038
Canadian Natural Resources, Ltd. 6.250%, 03/15/38	1,800,000	1,663,961
Chevron Corp. 3.191%, 06/24/23 (b)	3,025,000	3,037,763
ConocoPhillips Canada Funding Co. I 5.950%, 10/15/36	1,550,000	1,592,865
ConocoPhillips Holding Co. 6.950%, 04/15/29	700,000	792,908
Devon Energy Corp. 6.300%, 01/15/19	850,000	874,733
Hess Corp. 8.125%, 02/15/19 (b)	3,130,000	3,524,755
Marathon Oil Corp. 6.600%, 10/01/37 (b)	2,000,000	1,673,854
Noble Energy, Inc. 3.900%, 11/15/24	4,200,000	3,725,990
Petroleos Mexicanos 6.625%, 06/15/35 (b)	3,400,000	3,062,654
Shell International Finance B.V. 4.300%, 09/22/19	1,000,000	1,067,267
4.375%, 05/11/45	1,900,000	1,781,978
Statoil ASA 6.700%, 01/15/18	300,000	327,875
Suncor Energy, Inc. 6.100%, 06/01/18	2,500,000	2,683,864
Total Capital International S.A. 2.700%, 01/25/23	3,000,000	2,867,991
XTO Energy, Inc. 6.500%, 12/15/18	1,600,000	1,811,807

		37,285,418

Oil & Gas Services—0.2%
Halliburton Co. 3.500%, 08/01/23	4,000,000	3,901,986

Pharmaceuticals—1.0%
Abbott Laboratories 5.125%, 04/01/19 (b)	1,073,000	1,172,632
AbbVie, Inc. 4.400%, 11/06/42	3,200,000	2,998,601
Actavis Funding SCS 2.350%, 03/12/18	3,900,000	3,904,557
AstraZeneca plc 4.000%, 09/18/42	1,200,000	1,130,346
Express Scripts Holding Co. 6.125%, 11/15/41	1,520,000	1,713,931

Pharmaceuticals—(Continued)
GlaxoSmithKline Capital, Inc. 6.375%, 05/15/38	2,100,000	2,661,944
Johnson & Johnson 5.950%, 08/15/37	910,000	1,177,630
6.950%, 09/01/29	250,000	352,235
Merck & Co., Inc. 6.550%, 09/15/37	1,000,000	1,311,975
Merck Sharp & Dohme Corp. 5.950%, 12/01/28 (b)	300,000	367,913
Novartis Capital Corp. 4.400%, 04/24/20 (b)	900,000	982,180
Sanofi 4.000%, 03/29/21	2,775,000	2,964,155
Wyeth LLC 5.950%, 04/01/37	3,300,000	3,939,893

		24,677,992

Pipelines—0.9%
El Paso Natural Gas Co. LLC 8.375%, 06/15/32	220,000	214,350
Enbridge Energy Partners L.P. 5.875%, 10/15/25 (b)	3,000,000	2,880,912
Energy Transfer Partners L.P. 4.650%, 06/01/21	1,950,000	1,799,904
5.150%, 03/15/45	4,600,000	3,296,809
Enterprise Products Operating LLC 6.300%, 09/15/17	1,900,000	1,997,475
Kinder Morgan Energy Partners L.P. 6.500%, 02/01/37	2,000,000	1,692,992
Plains All American Pipeline L.P. / PAA Finance Corp. 6.500%, 05/01/18 (b)	2,485,000	2,548,077
Tennessee Gas Pipeline Co. LLC 7.000%, 10/15/28	1,050,000	1,000,873
7.625%, 04/01/37	640,000	586,977
TransCanada PipeLines, Ltd. 6.200%, 10/15/37	1,800,000	1,895,102
Williams Partners L.P. 5.250%, 03/15/20 (b)	3,575,000	3,301,023

		21,214,494

Real Estate Investment Trusts—0.4%
AvalonBay Communities, Inc. 6.100%, 03/15/20	860,000	969,973
Boston Properties L.P.
3.850%, 02/01/23	2,950,000	3,007,681
ERP Operating L.P. 5.750%, 06/15/17	900,000	950,426
HCP, Inc. 5.375%, 02/01/21	2,591,000	2,817,531
Kimco Realty Corp. 6.875%, 10/01/19	550,000	629,216
Simon Property Group L.P. 5.250%, 12/01/16	2,000,000	2,055,467

		10,430,294

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—1.1%
Costco Wholesale Corp. 5.500%, 03/15/17 (b)	465,000	$489,242
CVS Health Corp. 2.250%, 12/05/18	3,930,000	3,941,394
Home Depot, Inc. (The) 4.400%, 04/01/21	1,450,000	1,589,411
5.400%, 03/01/16 (b)	900,000	906,329
Lowe’s Cos., Inc. 6.875%, 02/15/28	1,000,000	1,287,878
Macy’s Retail Holdings, Inc. 4.300%, 02/15/43	4,600,000	3,548,489
McDonald’s Corp. 3.700%, 01/30/26	6,000,000	6,011,736
5.350%, 03/01/18	885,000	947,642
Target Corp. 6.350%, 11/01/32	1,000,000	1,247,843
Wal-Mart Stores, Inc. 2.550%, 04/11/23	4,000,000	3,940,798
5.250%, 09/01/35	935,000	1,066,832
5.625%, 04/15/41	1,900,000	2,256,112
Walgreen Co. 5.250%, 01/15/19	225,000	240,606

		27,474,312

Semiconductors—0.2%
Intel Corp. 2.700%, 12/15/22 (b)	2,000,000	1,977,979
QUALCOMM, Inc. 3.450%, 05/20/25	4,000,000	3,821,363

		5,799,342

Software—0.7%
Adobe Systems, Inc. 4.750%, 02/01/20	2,200,000	2,370,519
Fidelity National Information Services, Inc. 2.850%, 10/15/18	4,000,000	4,007,979
Microsoft Corp. 4.200%, 06/01/19	2,700,000	2,910,918
Oracle Corp. 2.375%, 01/15/19	3,885,000	3,938,012
4.125%, 05/15/45	4,200,000	3,964,118

		17,191,546

Telecommunications—1.5%
America Movil S.A.B. de C.V. 5.625%, 11/15/17 (b)	2,700,000	2,874,681
AT&T Mobility LLC 7.125%, 12/15/31	100,000	120,452
AT&T, Inc. 2.450%, 06/30/20	4,100,000	4,031,141
5.500%, 02/01/18	3,500,000	3,750,583
5.800%, 02/15/19	1,700,000	1,872,789
6.300%, 01/15/38	1,300,000	1,435,390
British Telecommunications plc 9.625%, 12/15/30	1,000,000	1,445,985

Telecommunications—(Continued)
Cisco Systems, Inc. 5.500%, 01/15/40 (b)	2,000,000	2,347,389
Deutsche Telekom International Finance B.V. 5.750%, 03/23/16	460,000	464,250
8.750%, 06/15/30	1,000,000	1,385,745
Rogers Communications, Inc. 6.800%, 08/15/18	800,000	891,628
Telefonica Emisiones S.A.U. 6.221%, 07/03/17 (b)	1,400,000	1,485,445
Verizon Communications, Inc. 4.600%, 04/01/21	2,400,000	2,579,040
5.150%, 09/15/23	3,510,000	3,846,928
6.100%, 04/15/18	1,600,000	1,748,844
6.550%, 09/15/43	3,304,000	3,921,668
Verizon New York, Inc. 7.375%, 04/01/32	500,000	567,862
Vodafone Group plc 6.150%, 02/27/37	2,170,000	2,147,005

		36,916,825

Transportation—0.5%
Burlington Northern Santa Fe LLC 4.150%, 04/01/45	3,900,000	3,560,638
CSX Corp. 6.150%, 05/01/37	1,600,000	1,851,072
7.900%, 05/01/17 (b)	500,000	541,011
FedEx Corp. 8.000%, 01/15/19	675,000	782,968
Norfolk Southern Corp. 3.000%, 04/01/22	1,911,000	1,877,140
5.590%, 05/17/25	28,000	31,743
Union Pacific Corp. 6.625%, 02/01/29	1,200,000	1,546,075
United Parcel Service, Inc. 5.125%, 04/01/19 (b)	760,000	836,858

		11,027,505

Total Corporate Bonds & Notes (Cost $643,976,120)		637,054,805

Foreign Government—1.9%

Banks—0.2%
Landwirtschaftliche Rentenbank 2.000%, 01/13/25 (b)	3,500,000	3,376,306

Electric—0.1%
Hydro-Quebec 7.500%, 04/01/16	1,350,000	1,370,088
8.400%, 01/15/22	1,000,000	1,297,785

		2,667,873

Provincial—0.4%
Province of British Columbia Canada 2.000%, 10/23/22	1,970,000	1,917,591

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2015

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Provincial—(Continued)
Province of Nova Scotia Canada 5.125%, 01/26/17	900,000	$936,610
9.250%, 03/01/20	250,000	313,202
Province of Ontario Canada
2.450%, 06/29/22	4,000,000	3,961,661
4.400%, 04/14/20	2,100,000	2,293,870
Province of Quebec Canada
7.500%, 07/15/23	350,000	457,606

		9,880,540

Sovereign—1.2%
Canada Government International Bonds 1.625%, 02/27/19	4,000,000	4,015,319
Colombia Government International Bonds 8.125%, 05/21/24 (b)	1,500,000	1,812,632
Mexico Government International Bonds 5.750%, 10/12/10	4,100,000	3,833,734
6.750%, 09/27/34	1,050,000	1,261,661
8.000%, 09/24/22 (b)	2,200,000	2,772,995
Panama Government International Bonds 5.200%, 01/30/20	1,370,000	1,488,727
Peruvian Government International Bonds 8.750%, 11/21/33	1,450,000	2,036,108
Philippine Government International Bonds 5.000%, 01/13/37	1,740,000	2,033,625
Republic of Korea 7.125%, 04/16/19	4,900,000	5,686,211
Turkey Government International Bonds 3.250%, 03/23/23 (b)	2,350,000	2,153,188
6.250%, 09/26/22	1,607,000	1,751,485
7.375%, 02/05/25 (b)	1,473,000	1,721,642

		30,567,327

Total Foreign Government (Cost $46,929,973)		46,492,046

Mortgage-Backed Securities—1.5%

Commercial Mortgage-Backed Securities—1.5%
Bear Stearns Commercial Mortgage Securities Trust 5.540%, 09/11/41	774,238	781,569
Citigroup Commercial Mortgage Trust 5.431%, 10/15/49	1,485,115	1,505,001
5.811%, 03/15/49 (a)	1,121,447	1,123,816
Commercial Mortgage Trust 3.838%, 09/10/47	3,800,000	3,906,843
3.902%, 07/10/50	1,835,000	1,885,085
5.796%, 12/10/49 (a)	2,398,732	2,479,376
Freddie Mac Multifamily Structured Pass-Through Certificates 2.902%, 08/25/20	1,643,433	1,679,457
3.060%, 07/25/23 (a)	4,800,000	4,895,232
GS Mortgage Securities Corp. II 3.382%, 05/10/50	1,835,000	1,822,746

Commercial Mortgage-Backed Securities—(Continued)
GS Mortgage Securities Trust 3.135%, 06/10/46	2,935,000	2,922,138
3.377%, 05/10/45	2,750,000	2,813,232
4.243%, 08/10/46	966,000	1,030,897
JPMBB Commercial Mortgage Securities Trust 3.598%, 11/15/48	3,900,000	3,919,940
JPMorgan Chase Commercial Mortgage Securities Trust 5.420%, 01/15/49	2,263,645	2,306,965
5.440%, 06/12/47	802,386	821,644
Morgan Stanley Capital I Trust 5.809%, 12/12/49	2,167,510	2,251,942
5.917%, 06/11/49 (a)	1,194,252	1,242,853
WF-RBS Commercial Mortgage Trust 3.488%, 06/15/46	1,054,000	1,057,668

Total Mortgage-Backed Securities (Cost $39,030,433)		38,446,404

Municipals—0.6%
Los Angeles Community College District, Build America Bonds 6.750%, 08/01/49	2,210,000	3,125,316
Los Angeles, Unified School District, Build America Bonds 6.758%, 07/01/34	2,160,000	2,846,059
Municipal Electric Authority of Georgia, Build America Bonds 6.637%, 04/01/57	2,000,000	2,400,220
Oregon School Boards Association, Build America Bonds 5.680%, 06/30/28	1,900,000	2,261,608
State of California, Build America Bonds 7.300%, 10/01/39	2,000,000	2,799,180
State of Illinois, Build America Bonds 5.100%, 06/01/33	1,230,000	1,163,149

Total Municipals (Cost $12,092,545)		14,595,532

Asset-Backed Securities—0.6%

Asset-Backed - Automobile—0.3%
Capital Auto Receivables Asset Trust 1.610%, 06/20/19	830,000	825,684
1.940%, 01/21/20	2,000,000	1,989,000
CarMax Auto Owner Trust 0.970%, 04/16/18	1,721,660	1,718,667
Honda Auto Receivables Owner Trust 0.770%, 05/15/17	126,098	126,054
Nissan Auto Receivables Owner Trust 0.750%, 07/15/19	1,253,000	1,249,787
Volkswagen Auto Loan Enhanced Trust 0.950%, 04/22/19	1,252,000	1,234,973

		7,144,165

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2015

Asset-Backed Securities—(Continued)

Security Description	Shares/ Principal Amount*	Value

Asset-Backed - Credit Card—0.3%
Capital One Multi-Asset Execution Trust 5.750%, 07/15/20	1,960,000	$2,096,612
Citibank Credit Card Issuance Trust 2.880%, 01/23/23	4,924,000	5,049,562

		7,146,174

Asset-Backed - Home Equity—0.0%
Centex Home Equity Loan Trust 4.250%, 12/25/31	54,794	54,832

Total Asset-Backed Securities (Cost $14,390,993)		14,345,171

Short-Term Investments—3.0%

Discount Notes—1.0%
Federal Home Loan Bank 0.127%, 01/04/16 (c)	7,800,000	7,799,891
0.180%, 01/15/16 (c)	3,600,000	3,599,734
0.210%, 01/13/16 (c)	3,000,000	2,999,775
0.228%, 02/17/16 (c)	3,900,000	3,898,829
0.263%, 02/19/16 (c)	6,000,000	5,997,836
Freddie Mac 0.155%, 01/21/16 (c)	500,000	499,956

		24,796,021

Mutual Fund—1.4%
State Street Navigator Securities Lending MET Portfolio (d)	35,009,971	35,009,971

U.S. Treasury—0.6%
U.S. Treasury Bills 0.028%, 01/14/16 (c)	3,400,000	3,399,963
0.115%, 01/21/16 (c)	1,600,000	1,599,894

U.S. Treasury—(Continued)
U.S. Treasury Bills 0.123%, 01/07/16 (c)	7,900,000	$7,899,814
0.167%, 04/21/16 (b) (c)	1,300,000	1,299,333

		14,199,004

Total Short-Term Investments (Cost $74,004,996)		74,004,996

Total Investments—101.7% (Cost $2,474,939,671) (e)		2,518,176,962
Other assets and liabilities (net)—(1.7)%		(42,617,223)

Net Assets—100.0%		$2,475,559,739

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $71,304,949 and the collateral received consisted of cash in the amount of $35,009,971 and non-cash collateral with a value of $38,512,928. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	The rate shown represents current yield to maturity.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(e)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $2,506,951,365. The aggregate unrealized appreciation and depreciation of investments were $55,210,669 and $(43,985,072), respectively, resulting in net unrealized appreciation of $11,225,597 for federal income tax purposes.
(ACES)—	Alternative Credit Enhancement Securities
(ARM)—	Adjustable-Rate Mortgage

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,693,238,008	$—	$1,693,238,008
Total Corporate Bonds & Notes*	—	637,054,805	—	637,054,805
Total Foreign Government*	—	46,492,046	—	46,492,046
Total Mortgage-Backed Securities*	—	38,446,404	—	38,446,404
Total Municipals	—	14,595,532	—	14,595,532
Total Asset-Backed Securities*	—	14,345,171	—	14,345,171
Short-Term Investments
Discount Notes	—	24,796,021	—	24,796,021
Mutual Fund	35,009,971	—	—	35,009,971
U.S. Treasury	—	14,199,004	—	14,199,004
Total Short-Term Investments	35,009,971	38,995,025	—	74,004,996
Total Investments	$35,009,971	$2,483,166,991	$—	$2,518,176,962

Collateral for Securities Loaned (Liability)	$—	$(35,009,971)	$—	$(35,009,971)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$2,518,176,962
Cash	121,051
Receivable for:
Fund shares sold	3,653,874
Interest	16,622,204
Prepaid expenses	6,372

Total Assets	2,538,580,463
Liabilities
Collateral for securities loaned	35,009,971
Payables for:
Investments purchased	25,758,641
Fund shares redeemed	1,129,830
Accrued Expenses:
Management fees	505,914
Distribution and service fees	279,953
Deferred trustees’ fees	74,955
Other expenses	261,460

Total Liabilities	63,020,724

Net Assets	$2,475,559,739

Net Assets Consist of:
Paid in surplus	$2,434,859,811
Undistributed net investment income	71,761,344
Accumulated net realized loss	(74,298,707)
Unrealized appreciation on investments	43,237,291

Net Assets	$2,475,559,739

Net Assets
Class A	$1,177,221,640
Class B	973,566,854
Class E	67,042,946
Class G	257,728,299
Capital Shares Outstanding*
Class A	107,798,044
Class B	90,991,161
Class E	6,174,319
Class G	24,146,283
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.92
Class B	10.70
Class E	10.86
Class G	10.67

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,474,939,671.
(b)	Includes securities loaned at value of $71,304,949.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Interest	$66,277,768
Securities lending income	171,154

Total investment income	66,448,922
Expenses
Management fees	6,043,028
Administration fees	57,914
Custodian and accounting fees	280,662
Distribution and service fees—Class B	2,501,594
Distribution and service fees—Class E	108,995
Distribution and service fees—Class G	732,051
Audit and tax services	85,978
Legal	26,656
Trustees’ fees and expenses	35,968
Shareholder reporting	206,242
Insurance	14,461
Miscellaneous	15,913

Total expenses	10,109,462
Less management fee waiver	(187,582)

Net expenses	9,921,880

Net Investment Income	56,527,042

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	1,373,336

Net change in unrealized depreciation on investments	(55,044,718)

Net realized and unrealized loss	(53,671,382)

Net Increase in Net Assets From Operations	$2,855,660

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$56,527,042	$53,803,463
Net realized gain	1,373,336	1,945,403
Net change in unrealized appreciation (depreciation)	(55,044,718)	61,983,517

Increase in net assets from operations	2,855,660	117,732,383

From Distributions to Shareholders
Net investment income
Class A	(31,869,029)	(26,442,409)
Class B	(27,379,615)	(27,515,323)
Class E	(2,026,136)	(2,320,327)
Class G	(6,508,764)	(5,102,747)

Total distributions	(67,783,544)	(61,380,806)

Increase in net assets from capital share transactions	235,033,876	236,202,544

Total increase in net assets	170,105,992	292,554,121

Net Assets
Beginning of period	2,305,453,747	2,012,899,626

End of period	$2,475,559,739	$2,305,453,747

Undistributed net investment income
End of period	$71,761,344	$67,354,802

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	22,094,159	$245,862,213	21,293,195	$235,457,073
Reinvestments	2,931,833	31,869,029	2,432,604	26,442,409
Redemptions	(7,121,088)	(79,138,007)	(6,796,206)	(75,167,359)

Net increase	17,904,904	$198,593,235	16,929,593	$186,732,123

Class B
Sales	6,433,633	$70,248,315	6,044,319	$65,473,330
Reinvestments	2,566,037	27,379,615	2,578,755	27,515,323
Redemptions	(8,707,427)	(94,405,934)	(7,865,294)	(85,368,142)

Net increase	292,243	$3,221,996	757,780	$7,620,511

Class E
Sales	205,493	$2,278,438	203,460	$2,230,249
Reinvestments	187,258	2,026,136	214,448	2,320,327
Redemptions	(1,116,025)	(12,326,766)	(1,079,829)	(11,872,674)

Net decrease	(723,274)	$(8,022,192)	(661,921)	$(7,322,098)

Class G
Sales	7,491,067	$81,485,884	7,345,176	$79,529,693
Reinvestments	611,726	6,508,764	479,131	5,102,747
Redemptions	(4,315,187)	(46,753,811)	(3,271,469)	(35,460,432)

Net increase	3,787,606	$41,240,837	4,552,838	$49,172,008

Increase derived from capital shares transactions		$235,033,876		$236,202,544

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.22	$10.93	$11.59	$11.58	$11.17

Income (Loss) from Investment Operations
Net investment income (a)	0.28	0.29	0.29	0.34	0.38
Net realized and unrealized gain (loss) on investments	(0.25)	0.33	(0.55)	0.10	0.43

Total from investment operations	0.03	0.62	(0.26)	0.44	0.81

Less Distributions
Distributions from net investment income	(0.33)	(0.33)	(0.40)	(0.43)	(0.40)

Total distributions	(0.33)	(0.33)	(0.40)	(0.43)	(0.40)

Net Asset Value, End of Period	$10.92	$11.22	$10.93	$11.59	$11.58

Total Return (%) (b)	0.25	5.81	(2.33)	3.90	7.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	0.28	0.28	0.29	0.28
Net ratio of expenses to average net assets (%) (c)	0.27	0.28	0.28	0.28	0.28
Ratio of net investment income to average net assets (%)	2.48	2.62	2.65	2.92	3.36
Portfolio turnover rate (%)	18	13	18	24	23
Net assets, end of period (in millions)	$1,177.2	$1,008.2	$797.4	$637.3	$630.8

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.99	$10.72	$11.37	$11.37	$10.97

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.26	0.26	0.30	0.34
Net realized and unrealized gain (loss) on investments	(0.23)	0.32	(0.54)	0.10	0.44

Total from investment operations	0.01	0.58	(0.28)	0.40	0.78

Less Distributions
Distributions from net investment income	(0.30)	(0.31)	(0.37)	(0.40)	(0.38)

Total distributions	(0.30)	(0.31)	(0.37)	(0.40)	(0.38)

Net Asset Value, End of Period	$10.70	$10.99	$10.72	$11.37	$11.37

Total Return (%) (b)	0.09	5.48	(2.53)	3.62	7.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	0.53	0.53	0.54	0.53
Net ratio of expenses to average net assets (%) (c)	0.52	0.53	0.53	0.53	0.53
Ratio of net investment income to average net assets (%)	2.23	2.37	2.40	2.67	3.12
Portfolio turnover rate (%)	18	13	18	24	23
Net assets, end of period (in millions)	$973.6	$997.1	$964.2	$934.5	$893.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.15	$10.87	$11.52	$11.52	$11.11

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.27	0.28	0.32	0.36
Net realized and unrealized gain (loss) on investments	(0.24)	0.33	(0.55)	0.09	0.44

Total from investment operations	0.02	0.60	(0.27)	0.41	0.80

Less Distributions
Distributions from net investment income	(0.31)	(0.32)	(0.38)	(0.41)	(0.39)

Total distributions	(0.31)	(0.32)	(0.38)	(0.41)	(0.39)

Net Asset Value, End of Period	$10.86	$11.15	$10.87	$11.52	$11.52

Total Return (%) (b)	0.19	5.58	(2.41)	3.68	7.38

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	0.43	0.43	0.44	0.43
Net ratio of expenses to average net assets (%) (c)	0.42	0.43	0.43	0.43	0.43
Ratio of net investment income to average net assets (%)	2.33	2.47	2.50	2.77	3.21
Portfolio turnover rate (%)	18	13	18	24	23
Net assets, end of period (in millions)	$67.0	$76.9	$82.2	$88.1	$91.8

	Class G
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.97	$10.70	$11.35	$11.35	$10.96

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.25	0.26	0.30	0.34
Net realized and unrealized gain (loss) on investments	(0.25)	0.33	(0.54)	0.10	0.42

Total from investment operations	(0.01)	0.58	(0.28)	0.40	0.76

Less Distributions
Distributions from net investment income	(0.29)	(0.31)	(0.37)	(0.40)	(0.37)

Total distributions	(0.29)	(0.31)	(0.37)	(0.40)	(0.37)

Net Asset Value, End of Period	$10.67	$10.97	$10.70	$11.35	$11.35

Total Return (%) (b)	(0.06)	5.46	(2.57)	3.58	7.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.58	0.59	0.58
Net ratio of expenses to average net assets (%) (c)	0.57	0.58	0.58	0.58	0.58
Ratio of net investment income to average net assets (%)	2.18	2.32	2.35	2.62	3.09
Portfolio turnover rate (%)	18	13	18	24	23
Net assets, end of period (in millions)	$257.7	$223.3	$169.1	$157.5	$133.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Barclays Aggregate Bond Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity

MSF-22

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization of debt securities, expired capital loss carryforwards and paydown reclasses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

MSF-23

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

MSF-24

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(28,938,101)	$—	$—	$—	$(28,938,101)
Foreign Government	(2,000,365)	—	—	—	(2,000,365)
U.S. Treasury & Government Agencies	(4,071,505)	—	—	—	(4,071,505)
Total	$(35,009,971)	$—	$—	$—	$(35,009,971)
Total Borrowings	$(35,009,971)	$—	$—	$—	$(35,009,971)
Gross amount of recognized liabilities for securities lending transactions					$(35,009,971)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$473,626,190	$187,170,020	$345,949,702	$78,060,331

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2015 were $6,043,028.

MSF-25

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIA with respect to the Portfolio for the year ended December 31, 2015 were $562,582.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MSF-26

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$67,783,544	$61,380,806	$—	$—	$67,783,544	$61,380,806

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$71,836,300	$—	$11,225,597	$(16,605,684)	$(25,681,329)	$40,774,884

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2015, $4,015,637 of capital loss carryforwards expired.

As of December 31, 2015, the Portfolio had post-enactment short-term accumulated capital losses of $4,227,296, post-enactment long-term accumulated capital losses of $21,454,033, and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$9,934,932	$6,670,752	$16,605,684

8. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MSF-27

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Barclays Aggregate Bond Index Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Barclays Aggregate Bond Index Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Barclays Aggregate Bond Index Portfolio of the Metropolitan Series Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-28

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-29

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-30

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-31

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MSF-32

Metropolitan Series Fund

Barclays Aggregate Bond Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Barclays Aggregate Bond Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2015. The Board further considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2015. The Board further considered that the Portfolio underperformed its benchmark, the Barclays Aggregate Bond Index, for the one-, three- and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

MSF-33

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the BlackRock Bond Income Portfolio returned 0.59%, 0.34%, and 0.44%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned 0.55%.

MARKET ENVIRONMENT / CONDITIONS

2015 has seen volatility driven from a number of challenges, moving from one political or event-driven risk to another. We began the year with the Swiss National Bank abandoning the Swiss franc floor to the euro. Following this, the European Central Bank then announced its asset purchase program in Europe, which was then followed by a substantial technical sell off in April and May across the European periphery. This was in contrast to the duration-driven returns we saw in the second half of 2014.

From there, the market moved onto concerns about Greece defaulting and, after a brief sigh of relief in July, it was the China stock market crash which dominated markets in August. September brought on considerable idiosyncratic risk that impacted global asset performance, as well as ongoing concerns for commodities. The concern for commodities continued into December and escalated with the liquidation of a U.S. high yield mutual fund. The year eventually ended with the U.S. Federal Reserve Bank (the “Fed”) hiking short-term interest rates for the first time in almost a decade.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Portfolio performance during the period benefited from an allocation to investment grade credit, where the Portfolio was positioned with an overweight in Financials versus an underweight in Industrials. Additionally, contributing to performance was an allocation across structured credit. Toward the end of the year, propelled by strong demand coupled with low supply, the Portfolio’s allocation to U.S. municipals aided performance.

Although we were tactical in our duration/curve position during the period, the Portfolio’s underweight U.S. duration position was the key detractor from performance. Additionally, the Portfolio’s U.S. breakeven positioning detracted from performance as U.S. inflation expectations continued to drift lower with oil prices. Another modest detractor from performance was the Portfolio’s exposure to emerging markets, specifically Brazil, which experienced severe political instability late in the period. The Portfolio’s long position in Brazilian local rates as well as sovereign credit exposure in the country in the third quarter detracted from performance.

For most of 2015, expecting the Fed to move short-term interest rates higher, the Portfolio was positioned underweight U.S. duration, mostly in the front-end of the yield curve. As we expected inflation to drift higher in the U.S., we maintained an allocation to U.S. Treasury Inflation-Protected Securities. Going into the third quarter we reduced the Portfolio’s allocation to municipals on the margin but added back to municipals in December on low supply and strong demand for tax-free income from investors. At the beginning of 2015, we favored securitized assets; however, in August, our view on securitized assets changed and we reduced the Portfolio’s exposure to securitized assets to increase the Portfolio’s liquidity given overall market volatility. Given expectations that carry would be of great importance for return generation in 2016, we modestly added back exposure across securitized assets toward the end of 2015.

In U.S. investment grade credit, we maintain a cautious outlook and prefer Financials over Industrials. We have maintained a tactical exposure to U.S. high yield throughout the year and as of year-end, we believed high yield spread levels offered attractive carry. In emerging markets, while fundamentals still remain a concern, we were finding pockets of opportunity from a technical and valuation perspective. Given the significant moves in currency and country valuations in 2015, we think certain emerging markets offer great carry and are seeking to build out carry expressions for 2016. In active currency trading, we entered the period with a long dollar bias. However, given the appreciation of the trade-weighted U.S. dollar and volatility in the global currency market through year end, we maintained a neutral outlook on the U.S. dollar and held short positions in the euro, Saudi Arabian riyal and Chinese renminbi versus the U.S. dollar.

MSF-1

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio held derivatives during the reporting period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Portfolio. During the period, the Portfolio’s derivatives holdings had a positive impact on performance.

Rick Rieder

Bob Miller

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
BlackRock Bond Income Portfolio
Class A	0.59	4.14	4.53
Class B	0.34	3.89	4.27
Class E	0.44	3.99	4.37
Barclays U.S. Aggregate Bond Index	0.55	3.25	4.51

1 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	56.0
Corporate Bonds & Notes	28.2
Asset-Backed Securities	9.2
Mortgage-Backed Securities	8.3
Foreign Government	2.7
Municipals	2.2
Preferred Stocks	0.4
Purchased Options	0.1

MSF-3

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Understanding Your Portfolio's Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as "expenses") of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Bond Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A	Actual	0.36%	$1,000.00	$1,002.00	$1.82
	Hypothetical*	0.36%	$1,000.00	$1,023.39	$1.84

Class B	Actual	0.61%	$1,000.00	$1,000.70	$3.08
	Hypothetical*	0.61%	$1,000.00	$1,022.13	$3.11

Class E	Actual	0.51%	$1,000.00	$1,001.10	$2.57
	Hypothetical*	0.51%	$1,000.00	$1,022.64	$2.60

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio's annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—56.0% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—37.4%
Fannie Mae 15 Yr. Pool 2.500%, 01/01/30	1,808,019	$1,825,044
2.500%, 06/01/30	2,094,406	2,114,624
2.500%, 07/01/30	2,453,244	2,476,746
2.500%, 08/01/30	6,141,242	6,198,436
2.500%, 09/01/30	2,247,524	2,268,400
2.500%, 11/01/30	5,739,388	5,792,685
2.500%, TBA (a)	16,855,000	16,988,240
3.000%, 11/01/26	1,628,413	1,686,095
3.000%, 02/01/27	4,279,273	4,431,620
3.000%, 09/01/28	2,810,039	2,910,322
3.000%, 11/01/28	5,161,215	5,331,038
3.000%, 12/01/28	1,343,041	1,388,139
3.000%, 01/01/29	574,354	593,778
3.000%, 04/01/29	1,890,872	1,953,142
3.000%, 05/01/29	3,248,972	3,356,051
3.000%, 08/01/29	3,545,207	3,662,286
3.000%, 09/01/29	1,144,542	1,183,318
3.000%, 03/01/30	1,733,649	1,792,444
3.000%, 04/01/30	1,463,809	1,512,083
3.000%, 05/01/30	2,025,082	2,092,746
3.000%, 07/01/30	10,379,249	10,722,586
3.000%, 08/01/30	8,032,815	8,297,989
3.000%, 09/01/30	3,265,194	3,374,179
3.500%, 11/01/25	2,281,525	2,403,409
3.500%, 08/01/26	1,898,743	2,000,243
3.500%, 08/01/28	1,145,914	1,206,820
3.500%, 10/01/28	4,977,093	5,241,823
3.500%, 11/01/28	5,877,913	6,190,128
3.500%, 02/01/29	12,311,956	12,966,098
3.500%, 04/01/29	2,589,159	2,726,842
3.500%, 05/01/29	5,819,391	6,121,643
3.500%, 06/01/29	3,786,308	3,987,557
3.500%, 07/01/29	14,025,768	14,773,025
3.500%, 09/01/29	359,142	378,303
3.500%, 12/01/29	16,947,133	17,870,417
3.500%, 08/01/30	1,561,000	1,645,831
4.000%, 01/01/25	19,262	20,090
4.000%, 02/01/25	5,112,693	5,411,755
4.000%, 09/01/25	899,453	953,945
4.000%, 10/01/25	2,624,645	2,783,909
4.000%, 01/01/26	806,535	856,342
4.000%, 04/01/26	533,811	566,849
4.000%, 07/01/26	2,276,021	2,411,850
4.000%, 08/01/26	1,107,255	1,163,545
4.500%, 12/01/20	1,272,034	1,334,725
4.500%, 02/01/25	945,059	1,006,170
4.500%, 04/01/25	171,860	183,343
4.500%, 07/01/25	654,229	705,155
4.500%, 06/01/26	13,272,617	14,257,168
4.500%, TBA (a)	12,900,000	13,330,144
Fannie Mae 20 Yr. Pool 5.000%, 05/01/23	4,359	4,794
Fannie Mae 30 Yr. Pool 3.000%, 12/01/42	3,258,285	3,275,943
3.000%, 01/01/43	7,018,076	7,052,097

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 3.000%, 02/01/43	3,314,843	3,335,867
3.000%, 03/01/43	26,944,855	27,046,213
3.000%, 04/01/43	18,262,487	18,337,475
3.000%, 05/01/43	25,162,969	25,310,980
3.000%, 06/01/43	3,130,647	3,154,739
3.500%, 01/01/42	239,790	248,254
3.500%, 04/01/42	86,479	89,813
3.500%, 06/01/42	1,085,650	1,125,032
3.500%, 10/01/42	453,551	471,597
3.500%, 12/01/42	223,796	232,420
3.500%, 01/01/43	1,408,338	1,464,379
3.500%, 02/01/43	2,133,166	2,207,719
3.500%, 03/01/43	5,511,407	5,721,968
3.500%, 04/01/43	90,187	93,775
3.500%, 07/01/43	15,960,741	16,559,693
3.500%, 08/01/43	10,704,707	11,090,207
3.500%, 09/01/43	192,406	199,417
3.500%, 10/01/43	209,343	217,672
3.500%, 11/01/43	1,795,823	1,854,160
3.500%, 01/01/44	2,318,177	2,404,670
3.500%, 06/01/44	489,409	506,760
3.500%, 07/01/44	417,289	432,933
3.500%, 08/01/44	3,124,326	3,239,746
3.500%, 09/01/44	853,538	886,573
3.500%, 10/01/44	1,093,938	1,132,072
3.500%, 03/01/45	8,169,187	8,444,129
3.500%, 04/01/45	6,529,548	6,749,304
3.500%, 05/01/45	992,770	1,027,534
3.500%, 06/01/45	5,541,651	5,730,261
3.500%, 07/01/45	13,437,770	13,890,880
3.500%, 08/01/45	162,826	168,318
3.500%, 09/01/45	46,155,830	47,721,543
3.500%, 10/01/45	3,739,928	3,871,009
3.500%, 11/01/45	2,058,691	2,132,876
3.500%, 12/01/45	14,579,616	15,057,053
4.000%, 06/01/39	1,434,059	1,518,005
4.000%, 12/01/39	143,707	152,120
4.000%, 10/01/41	576,982	612,086
4.000%, 02/01/42	1,868,210	1,981,343
4.000%, 05/01/42	941,781	1,008,134
4.000%, 06/01/42	1,096,814	1,163,918
4.000%, 07/01/42	5,057,345	5,403,838
4.000%, 09/01/42	356,509	378,136
4.000%, 12/01/42	1,661,420	1,762,739
4.000%, 01/01/43	4,153,295	4,405,633
4.000%, 10/01/43	10,590,467	11,250,937
4.000%, 11/01/43	5,283,181	5,655,523
4.000%, 01/01/44	3,832,154	4,102,214
4.000%, 02/01/44	3,513,891	3,762,875
4.000%, 05/01/44	7,472,415	7,987,963
4.000%, 07/01/44	406,360	431,829
4.000%, 09/01/44	1,090,105	1,160,622
4.000%, 12/01/44	2,905,204	3,098,230
4.000%, 01/01/45	553,388	590,555
4.000%, 02/01/45	202,905	217,284

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.000%, 03/01/45	1,710,736	$1,821,628
4.000%, 04/01/45	1,188,820	1,269,578
4.000%, 05/01/45	1,438,694	1,529,063
4.000%, 09/01/45	570,749	605,137
4.000%, 10/01/45	29,879,296	31,779,576
4.000%, 11/01/45	7,921,787	8,402,453
4.000%, 12/01/45	3,007,303	3,196,017
4.500%, 08/01/39	3,323,685	3,599,763
4.500%, 11/01/39	488,972	534,111
4.500%, 01/01/40	66,517	72,811
4.500%, 04/01/40	167,708	183,444
4.500%, 05/01/40	420,232	456,914
4.500%, 06/01/40	453,427	493,015
4.500%, 07/01/40	845,521	915,011
4.500%, 08/01/40	5,650,341	6,115,043
4.500%, 11/01/40	1,648,209	1,782,537
4.500%, 07/01/41	458,943	496,683
4.500%, 08/01/41	271,278	294,038
4.500%, 09/01/41	1,288,151	1,396,587
4.500%, 10/01/41	8,373,023	9,067,214
4.500%, 01/01/42	333,189	360,422
4.500%, 06/01/42	253,635	273,933
4.500%, 08/01/42	1,856,712	2,007,880
4.500%, 09/01/42	5,591,952	6,043,336
4.500%, 08/01/43	382,852	414,935
4.500%, 09/01/43	11,727,423	12,689,842
4.500%, 10/01/43	2,214,456	2,400,807
4.500%, 12/01/43	3,706,937	4,005,881
4.500%, 01/01/44	5,904,829	6,418,685
4.500%, 02/01/44	1,126,927	1,217,204
4.500%, 03/01/44	4,860,318	5,249,638
4.500%, 10/01/45	3,895,704	4,267,116
4.500%, 11/01/45	7,058,609	7,818,247
5.000%, 11/01/32	13,714	15,148
5.000%, 06/01/39	59,144,323	65,217,353
5.000%, 04/01/41	60,225	66,261
5.000%, 07/01/41	713,406	790,385
5.000%, 08/01/41	794,360	876,769
5.000%, 01/01/42	210,343	231,428
5.500%, 11/01/32	2,003,590	2,236,776
5.500%, 12/01/32	337,225	378,385
5.500%, 01/01/33	1,317,892	1,478,417
5.500%, 12/01/33	436,894	491,401
5.500%, 05/01/34	3,476,807	3,912,668
5.500%, 08/01/37	3,635,401	4,092,884
5.500%, 02/01/38	533,359	595,633
5.500%, 03/01/38	384,186	432,360
5.500%, 04/01/38	424,279	472,394
5.500%, 06/01/38	485,348	548,875
5.500%, 12/01/38	529,624	589,685
5.500%, 08/01/39	554,328	620,105
5.500%, 03/01/40	378,314	421,466
5.500%, 04/01/40	165,647	184,595
5.500%, 04/01/41	546,896	610,874
6.000%, 02/01/34	386,248	440,877

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 6.000%, 08/01/34	294,073	335,236
6.000%, 04/01/35	4,564,823	5,210,610
6.000%, 06/01/36	669,091	759,437
6.000%, 02/01/38	938,679	1,067,666
6.000%, 03/01/38	345,966	393,254
6.000%, 05/01/38	1,112,430	1,267,541
6.000%, 10/01/38	1,384,058	1,566,672
6.000%, 12/01/38	406,316	460,472
6.000%, 04/01/40	4,417,082	4,998,013
6.000%, 09/01/40	461,443	521,406
6.000%, 06/01/41	976,631	1,105,133
6.000%, TBA (a)	4,400,000	4,971,245
6.500%, 05/01/40	6,437,947	7,357,585
Fannie Mae ARM Pool 2.529%, 08/01/38 (b)	814,380	870,680
2.960%, 03/01/41 (b)	510,291	542,966
3.110%, 03/01/41 (b)	722,544	769,119
3.152%, 12/01/40 (b)	1,188,028	1,240,179
3.351%, 06/01/41 (b)	2,510,928	2,639,571
3.512%, 09/01/41 (b)	1,831,115	1,926,460
Fannie Mae REMICS (CMO) 5.000%, 04/25/35	169,783	180,617
Fannie Mae-ACES 0.141%, 08/25/24 (b) (c)	117,813,230	1,319,850
Freddie Mac 15 Yr. Gold Pool 2.500%, 08/01/29	1,813,991	1,838,239
2.500%, 12/01/29	496,851	503,505
2.500%, 05/01/30	1,671,767	1,688,617
2.500%, 07/01/30	1,141,900	1,153,551
2.500%, 08/01/30	3,276,123	3,309,935
2.500%, 09/01/30	4,194,331	4,236,726
2.500%, TBA (a)	6,082,000	6,135,970
3.000%, 05/01/27	2,185,394	2,256,189
3.000%, 01/01/30	1,405,459	1,451,738
3.000%, 04/01/30	6,381,728	6,596,695
3.000%, 05/01/30	1,061,240	1,097,750
3.000%, 06/01/30	44,231	45,712
3.000%, 07/01/30	2,369,872	2,448,501
3.000%, 08/01/30	3,540,722	3,659,291
Freddie Mac 30 Yr. Gold Pool 3.000%, 01/01/43	2,472,124	2,473,793
3.000%, 03/01/43	5,621,400	5,624,679
3.000%, 07/01/43	15,964,834	15,971,497
3.000%, TBA (a)	12,220,000	12,199,815
3.500%, 04/01/42	2,561,095	2,646,755
3.500%, 08/01/42	2,039,466	2,111,780
3.500%, 10/01/42	275,992	284,556
3.500%, 02/01/43	517,328	536,070
3.500%, 07/01/43	3,696,232	3,832,438
3.500%, 12/01/43	2,260,598	2,344,042
3.500%, 01/01/44	735,789	761,979
3.500%, 04/01/44	206,335	213,248
3.500%, 05/01/44	796,130	823,328
3.500%, 06/01/44	219,309	226,637
3.500%, 07/01/44	155,954	161,604

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 3.500%, 08/01/44	719,972	$744,079
3.500%, 09/01/44	1,307,872	1,352,814
3.500%, 08/01/45	70,103,980	72,223,159
3.500%, 09/01/45	11,577,639	11,931,537
3.500%, 10/01/45	18,395,171	18,994,460
4.000%, 08/01/40	586,272	621,188
4.000%, 10/01/40	235,036	250,102
4.000%, 11/01/40	1,060,013	1,127,093
4.000%, 10/01/41	976,318	1,038,962
4.000%, 09/01/43	618,251	658,652
4.000%, 04/01/44	1,340,144	1,426,124
4.000%, 08/01/44	5,054,005	5,394,625
4.000%, 01/01/45	14,634,820	15,474,655
4.000%, 02/01/45	489,334	519,524
4.000%, 09/01/45	2,129,705	2,261,112
4.000%, 10/01/45	7,515,132	7,955,315
4.000%, 12/01/45	837,676	888,808
4.000%, TBA (a)	28,335,000	29,912,886
4.500%, 02/01/39	2,385,914	2,569,774
4.500%, 12/01/39	484,265	522,313
4.500%, 07/01/40	156,173	168,385
4.500%, 05/01/41	3,131,841	3,378,924
4.500%, 05/01/42	82,757	89,247
4.500%, 09/01/43	2,252,718	2,434,433
4.500%, 10/01/43	1,264,709	1,362,381
4.500%, 11/01/43	3,655,506	3,946,591
4.500%, 12/01/43	3,525,873	3,839,529
4.500%, 04/01/44	1,479,621	1,597,562
4.500%, 07/01/44	1,408,210	1,522,489
4.500%, 09/01/44	5,507,620	5,945,230
4.500%, 10/01/44	909,751	983,856
4.500%, 07/01/45	6,126,431	6,625,699
5.000%, 10/01/41	1,213,257	1,332,180
5.000%, 11/01/41	11,104,514	12,190,447
5.000%, TBA (a)	13,200,000	14,407,027
5.500%, 09/01/39	377,694	417,943
5.500%, 01/01/40	403,691	446,459
5.500%, 07/01/40	738,687	817,052
5.500%, 06/01/41	4,865,429	5,411,840
5.500%, TBA (a)	2,300,000	2,543,737
Freddie Mac ARM Non-Gold Pool 2.993%, 02/01/41 (b)	1,055,885	1,123,652
Freddie Mac Multifamily Structured Pass-Through Certificates 3.334%, 08/25/25 (b)	1,580,000	1,616,561
Ginnie Mae (CMO) 0.825%, 08/16/41 (c)	7,383,727	172,164
0.910%, 02/16/53 (b) (c)	24,977,567	1,590,244
1.000%, 02/16/39 (c)	9,558,469	205,039
Ginnie Mae I 30 Yr. Pool 3.500%, 02/15/42	332,450	348,059
3.500%, 04/15/42	534,398	556,930
3.500%, 05/15/42	464,413	486,315
3.500%, 08/15/42	716,010	749,587
3.500%, 11/15/42	569,920	594,769

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 3.500%, 12/15/42	1,607,671	1,683,020
3.500%, 01/15/43	666,101	695,034
3.500%, 02/15/43	1,080,286	1,128,770
3.500%, 03/15/43	543,829	567,504
3.500%, 04/15/43	2,155,619	2,256,803
3.500%, 05/15/43	3,806,697	3,979,041
3.500%, 06/15/43	1,028,546	1,076,794
3.500%, 07/15/43	3,302,484	3,457,336
4.000%, 01/15/41	2,558,596	2,716,307
4.000%, 03/15/41	2,014,312	2,138,344
4.000%, 12/15/41	27,100	28,769
4.000%, 05/15/42	150,183	159,475
4.500%, 02/15/42	20,845,332	22,492,785
5.000%, 12/15/38	566,091	626,592
5.000%, 07/15/39	1,524,367	1,687,767
5.000%, 12/15/40	1,898,881	2,096,039
5.000%, TBA (a)	26,700,000	29,250,101
5.500%, 04/15/33	46,858	52,869
5.500%, TBA (a)	12,500,000	13,887,159
6.500%, 04/15/33	52,389	59,940
8.500%, 01/15/17	1,030	1,034
8.500%, 05/15/17	249	250
8.500%, 05/15/22	1,098	1,148
9.000%, 10/15/16	502	504
Ginnie Mae II 30 Yr. Pool 3.000%, 07/20/45	36,226,271	36,766,786
3.000%, 09/20/45	16,438,537	16,683,808
3.000%, TBA (a)	4,258,000	4,315,717
3.500%, 10/20/42	693,193	724,819
3.500%, 01/20/43	614,771	642,820
3.500%, 04/20/43	528,824	552,830
3.500%, 08/20/45	83,145,179	86,802,869
3.500%, 10/20/45	6,413,527	6,695,668
4.000%, 09/20/40	189,730	203,211
4.000%, 10/20/40	356,171	381,481
4.000%, 12/20/40	5,079,947	5,441,679
4.000%, 01/20/41	3,810,974	4,082,529
4.000%, 02/20/41	67,672	72,491
4.000%, 07/20/43	347,807	371,315
4.000%, 08/20/44	1,282,383	1,379,929
4.000%, TBA (a)	36,932,000	39,220,048
4.500%, 12/20/39	165,844	180,654
4.500%, 01/20/40	203,464	221,633
4.500%, 02/20/40	162,908	177,456
4.500%, 05/20/40	11,478	12,503
4.500%, 08/20/40	401,701	437,575
4.500%, 05/20/41	21,380,777	23,290,293
4.500%, 06/20/41	2,094,166	2,281,202
4.500%, 07/20/41	1,295,117	1,410,788
4.500%, 11/20/41	189,490	206,453
4.500%, TBA (a)	670,000	719,831
5.000%, 10/20/33	1,561,181	1,726,500
5.000%, 10/20/39	620,722	685,830

		1,430,108,235

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—18.6%
U.S. Treasury Bonds 2.875%, 08/15/45 (d)	39,073,000	$37,948,128
3.000%, 11/15/45	24,383,000	24,309,656
U.S. Treasury Inflation Indexed Notes 0.250%, 01/15/25 (d) (e)	128,618,412	122,765,245
0.375%, 07/15/25 (e)	20,800,976	20,139,026
U.S. Treasury Notes 0.750%, 10/31/17	1,490,000	1,482,085
0.875%, 10/15/18	126,450,000	125,057,027
1.375%, 10/31/20	134,945,000	132,562,411
1.625%, 11/30/20 (f)	138,763,000	137,939,025
1.625%, 11/15/22	200	194
1.875%, 10/31/22	59,450,000	58,697,601
2.000%, 08/15/25	1,705,000	1,662,442
2.250%, 11/15/25 (f)	46,841,000	46,736,685

		709,299,525

Total U.S. Treasury & Government Agencies (Cost $2,148,071,480)		2,139,407,760

Corporate Bonds & Notes—28.2%

Advertising—0.1%
Interpublic Group of Cos., Inc. (The) 3.750%, 02/15/23	1,191,000	1,145,976
4.000%, 03/15/22	1,468,000	1,470,130
Omnicom Group, Inc. 3.650%, 11/01/24	750,000	742,909

		3,359,015

Aerospace/Defense—0.5%
BAE Systems Holdings, Inc. 2.850%, 12/15/20 (144A)	699,000	697,220
3.850%, 12/15/25 (144A)	454,000	449,446
4.750%, 10/07/44 (144A)	132,000	128,461
Boeing Co. (The) 2.200%, 10/30/22	222,000	214,280
2.350%, 10/30/21	844,000	836,527
2.600%, 10/30/25 (g)	316,000	305,863
Harris Corp. 2.700%, 04/27/20	706,000	692,633
4.854%, 04/27/35	1,855,000	1,825,237
5.054%, 04/27/45	775,000	758,855
Lockheed Martin Corp. 3.100%, 01/15/23	299,000	298,802
3.550%, 01/15/26	815,000	817,868
3.600%, 03/01/35	1,121,000	1,002,464
4.070%, 12/15/42	1,100,000	1,017,963
4.500%, 05/15/36	323,000	327,004
4.700%, 05/15/46	937,000	959,836
Northrop Grumman Corp. 3.850%, 04/15/45	1,295,000	1,163,670
Raytheon Co. 3.150%, 12/15/24	593,000	594,175

Aerospace/Defense—(Continued)
United Technologies Corp. 1.778%, 05/04/18 (b)	4,852,000	4,803,019
4.150%, 05/15/45	1,296,000	1,238,293

		18,131,616

Agriculture—0.4%
Altria Group, Inc. 2.625%, 01/14/20 (g)	1,684,000	1,687,127
2.850%, 08/09/22	1,218,000	1,187,405
4.250%, 08/09/42	713,000	654,205
Philip Morris International, Inc. 1.125%, 08/21/17 (g)	3,344,000	3,339,161
4.125%, 03/04/43	1,129,000	1,067,193
4.875%, 11/15/43	1,712,000	1,809,985
Reynolds American, Inc. 2.300%, 06/12/18	1,321,000	1,329,297
3.250%, 06/12/20	1,041,000	1,057,972
3.250%, 11/01/22	1,692,000	1,673,001
3.750%, 05/20/23 (144A)	625,000	623,566
4.750%, 11/01/42	1,129,000	1,077,609

		15,506,521

Airlines—0.3%
American Airlines Group, Inc. 4.625%, 03/01/20 (144A)	2,214,000	2,108,835
American Airlines Pass-Through Trust 3.375%, 11/01/28	4,768,592	4,601,692
Southwest Airlines Co. 2.650%, 11/05/20	1,550,000	1,542,121
2.750%, 11/06/19	1,032,000	1,040,000
Turkish Airlines Pass-Through Trust 4.200%, 09/15/28 (144A)	1,337,745	1,284,236
United Airlines Pass-Through Trust 4.750%, 10/11/23	398,927	398,428

		10,975,312

Apparel—0.0%
NIKE, Inc. 3.875%, 11/01/45	1,192,000	1,150,282

Auto Manufacturers—1.2%
Daimler Finance North America LLC 2.450%, 05/18/20 (144A)	3,587,000	3,518,130
Ford Motor Credit Co. LLC 1.724%, 12/06/17	10,774,000	10,608,048
2.145%, 01/09/18	2,592,000	2,582,412
4.250%, 09/20/22	1,943,000	1,987,761
General Motors Financial Co., Inc. 2.625%, 07/10/17	7,150,000	7,171,808
2.750%, 05/15/16	3,899,000	3,910,401
3.100%, 01/15/19	814,000	812,817
3.450%, 04/10/22	2,111,000	2,024,996
3.700%, 11/24/20	2,195,000	2,200,937
4.000%, 01/15/25	3,421,000	3,245,698

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Auto Manufacturers—(Continued)
General Motors Financial Co., Inc. 4.750%, 08/15/17	4,715,000	$4,886,819
Toyota Motor Credit Corp. 2.750%, 05/17/21	3,187,000	3,221,397

		46,171,224

Auto Parts & Equipment—0.2%
BorgWarner, Inc. 3.375%, 03/15/25 (g)	1,561,000	1,473,664
Delphi Automotive plc 4.250%, 01/15/26	1,855,000	1,863,269
Samvardhana Motherson Automotive Systems Group B.V. 4.125%, 07/15/21 (EUR)	103,000	108,628
Schaeffler Holding Finance B.V. 5.750%, 11/15/21 (EUR) (h)	100,000	116,418
6.750%, 11/15/22 (144A) (h)	3,850,000	4,138,750

		7,700,729

Banks—6.5%
ABN AMRO Bank NV 5.750%, 09/22/20 (EUR) (b)	200,000	217,350
Banco Bilbao Vizcaya Argentaria S.A. 7.000%, 02/19/19 (EUR) (b)	200,000	213,247
Banco Espirito Santo S.A. 4.000%, 01/21/19 (EUR)	200,000	23,908
Bank of America Corp. 2.250%, 04/21/20	8,907,000	8,692,030
3.300%, 01/11/23	4,183,000	4,117,431
3.875%, 08/01/25	7,836,000	7,954,543
3.950%, 04/21/25	5,075,000	4,941,878
4.000%, 01/22/25	3,887,000	3,805,093
4.875%, 04/01/44	494,000	511,514
6.100%, 03/17/25 (b) (g)	1,313,000	1,331,054
Bank of Ireland 4.250%, 06/11/24 (EUR) (b)	100,000	112,479
Bank of New York Mellon Corp. (The) 2.100%, 01/15/19	3,885,000	3,903,057
3.000%, 02/24/25 (g)	3,180,000	3,127,193
Bank of Nova Scotia (The) 1.300%, 07/21/17	10,495,000	10,462,077
2.800%, 07/21/21 (g)	3,638,000	3,657,998
Bankia S.A. 4.000%, 05/22/24 (EUR) (b)	200,000	215,448
Barclays plc 2.750%, 11/08/19	3,891,000	3,876,786
2.875%, 06/08/20	3,526,000	3,518,602
3.650%, 03/16/25	2,075,000	1,994,127
BB&T Corp. 2.450%, 01/15/20	2,395,000	2,411,049
Branch Banking & Trust Co. 2.300%, 10/15/18	2,160,000	2,181,576
Capital One Financial Corp. 4.200%, 10/29/25	2,109,000	2,082,323
4.750%, 07/15/21 (g)	80,000	86,653

Banks—(Continued)
Capital One Financial Corp. 5.550%, 06/01/20 (b) (g)	2,044,000	2,033,780
Capital One N.A. 2.400%, 09/05/19	250,000	247,347
2.950%, 07/23/21	6,763,000	6,694,416
Citigroup, Inc. 1.800%, 02/05/18	3,760,000	3,745,607
2.500%, 09/26/18	4,857,000	4,899,183
2.500%, 07/29/19	6,666,000	6,655,954
3.500%, 05/15/23	2,381,000	2,341,040
3.875%, 03/26/25	2,539,000	2,471,178
5.900%, 02/15/23 (b) (g)	1,100,000	1,080,750
5.950%, 08/15/20 (b) (g)	3,512,000	3,501,025
5.950%, 05/15/25 (b)	1,750,000	1,684,375
6.125%, 11/15/20 (b)	2,220,000	2,264,400
Citizens Bank N.A. 2.300%, 12/03/18	1,395,000	1,393,353
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 4.375%, 08/04/25	2,756,000	2,802,998
Credit Suisse AG 3.000%, 10/29/21	2,270,000	2,260,968
Credit Suisse Group Funding Guernsey, Ltd. 2.750%, 03/26/20 (144A)	4,069,000	4,030,430
4.875%, 05/15/45 (144A)	3,082,000	3,039,117
Deutsche Bank AG 1.875%, 02/13/18	2,313,000	2,293,333
Discover Bank 3.100%, 06/04/20	3,764,000	3,772,541
Goldman Sachs Group, Inc. (The) 2.600%, 04/23/20	2,774,000	2,752,934
2.625%, 01/31/19	3,624,000	3,649,912
2.750%, 09/15/20 (g)	1,326,000	1,325,129
3.500%, 01/23/25	1,683,000	1,654,074
3.625%, 02/07/16	3,483,000	3,491,829
3.750%, 05/22/25	10,219,000	10,287,140
4.250%, 10/21/25	617,000	612,284
4.750%, 10/21/45	1,432,000	1,422,516
4.800%, 07/08/44	994,000	988,237
5.375%, 05/10/20 (b)	1,903,000	1,891,106
HSBC Bank Brasil S.A. - Banco Multiplo 4.000%, 05/11/16 (144A)	13,340,000	13,373,350
HSBC USA, Inc. 2.350%, 03/05/20	10,058,000	9,941,076
2.750%, 08/07/20	3,460,000	3,460,346
HSH Nordbank AG 0.719%, 02/14/17 (EUR) (b)	100,000	98,192
Huntington National Bank (The) 2.200%, 11/06/18	783,000	780,836
JPMorgan Chase & Co. 1.350%, 02/15/17	6,065,000	6,052,779
2.200%, 10/22/19	2,326,000	2,307,162
2.550%, 10/29/20 (g)	4,060,000	4,025,933
2.750%, 06/23/20	667,000	669,972
3.875%, 09/10/24	5,232,000	5,204,501

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
JPMorgan Chase & Co. 3.900%, 07/15/25	2,284,000	$2,353,712
4.250%, 10/01/27	1,990,000	1,985,244
5.300%, 05/01/20 (b)	1,900,000	1,892,875
Lloyds Banking Group plc 5.300%, 12/01/45 (144A)	478,000	485,061
Morgan Stanley 2.800%, 06/16/20	4,689,000	4,703,911
3.700%, 10/23/24	3,417,000	3,433,432
3.750%, 02/25/23	3,896,000	3,990,540
4.000%, 07/23/25	4,970,000	5,117,977
4.300%, 01/27/45	2,591,000	2,472,094
Royal Bank of Scotland Group plc 7.500%, 08/10/20 (b)	1,549,000	1,612,896
Santander UK Group Holdings plc 4.750%, 09/15/25 (144A) (g)	1,290,000	1,272,981
7.375%, 06/24/22 (GBP) (b)	200,000	299,263
State Street Capital Trust IV 1.512%, 06/01/77 (b)	500,000	408,750
Swedbank AB 5.500%, 03/17/20 (b)	200,000	199,226
U.S. Bancorp 2.950%, 07/15/22	3,937,000	3,914,331
UBS Group Funding Jersey, Ltd. 4.125%, 09/24/25 (144A)	1,338,000	1,336,612
UniCredit S.p.A. 5.750%, 10/28/25 (EUR) (b)	100,000	117,259
Washington Mutual Bank Zero Coupon, 12/13/49 (i)	900,000	171,000
Wells Fargo & Co. 2.550%, 12/07/20	1,717,000	1,708,559
2.600%, 07/22/20	2,954,000	2,946,432
3.550%, 09/29/25	2,235,000	2,255,104
3.900%, 05/01/45	2,599,000	2,396,546
4.900%, 11/17/45	969,000	977,642

		246,689,966

Beverages—0.1%
Anheuser-Busch InBev Worldwide, Inc. 3.750%, 07/15/42	860,000	738,919
Coca-Cola Co. (The) 2.875%, 10/27/25	3,663,000	3,611,180
Molson Coors Brewing Co. 5.000%, 05/01/42	607,000	584,542

		4,934,641

Biotechnology—0.5%
Amgen, Inc. 2.125%, 05/01/20	2,559,000	2,524,103
4.400%, 05/01/45	1,277,000	1,183,169
5.650%, 06/15/42	1,986,000	2,149,019
Biogen, Inc. 2.900%, 09/15/20	915,000	912,594
3.625%, 09/15/22	1,563,000	1,580,312
4.050%, 09/15/25	1,315,000	1,320,967

Biotechnology—(Continued)
Biogen, Inc. 5.200%, 09/15/45	1,035,000	1,035,391
Celgene Corp. 2.250%, 05/15/19	2,053,000	2,034,964
3.250%, 08/15/22	2,085,000	2,068,470
Gilead Sciences, Inc. 2.350%, 02/01/20	589,000	589,396
3.650%, 03/01/26	496,000	500,205
4.500%, 02/01/45	1,267,000	1,239,334
4.600%, 09/01/35	564,000	573,494
4.750%, 03/01/46	450,000	455,412

		18,166,830

Building Materials—0.1%
Building Materials Corp. of America 6.000%, 10/15/25 (144A) (g)	4,707,000	4,801,140
Cemex Finance LLC 5.250%, 04/01/21 (EUR)	100,000	105,958

		4,907,098

Chemicals—0.3%
Agrium, Inc. 4.125%, 03/15/35	1,155,000	982,498
CF Industries, Inc. 3.450%, 06/01/23 (g)	1,090,000	1,014,544
5.375%, 03/15/44	1,793,000	1,559,403
Dow Chemical Co. (The) 4.375%, 11/15/42	726,000	632,269
4.625%, 10/01/44 (g)	982,000	887,672
Eastman Chemical Co. 4.800%, 09/01/42	1,236,000	1,134,800
Ecolab, Inc. 2.250%, 01/12/20	1,595,000	1,585,819
Huntsman International LLC 5.125%, 11/15/22 (144A) (g)	1,320,000	1,188,000
Monsanto Co. 3.600%, 07/15/42	1,802,000	1,303,852
Sherwin-Williams Co. (The) 4.000%, 12/15/42	565,000	533,727

		10,822,584

Coal—0.0%
CONSOL Energy, Inc. 5.875%, 04/15/22 (g)	1,320,000	818,400
Peabody Energy Corp. 6.000%, 11/15/18	497,000	91,945

		910,345

Commercial Services—0.3%
Catholic Health Initiatives 4.350%, 11/01/42	550,000	514,420
EC Finance plc 5.125%, 07/15/21 (EUR)	100,000	112,250

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Moody's Corp. 4.500%, 09/01/22	1,667,000	$1,766,717
TMF Group Holding B.V. 9.875%, 12/01/19 (EUR)	250,000	290,760
United Rentals North America, Inc. 7.625%, 04/15/22	8,490,000	9,073,263

		11,757,410

Computers—0.5%
Apple, Inc. 2.000%, 05/06/20	3,924,000	3,919,935
2.100%, 05/06/19	4,925,000	4,982,588
3.450%, 02/09/45	1,028,000	885,065
Hewlett Packard Enterprise Co. 2.850%, 10/05/18 (144A)	3,905,000	3,902,821
3.600%, 10/15/20 (144A) (g)	3,456,000	3,463,931
HP, Inc. 3.750%, 12/01/20 (g)	357,000	354,228
International Business Machines Corp. 2.875%, 11/09/22	2,740,000	2,719,138

		20,227,706

Distribution/Wholesale—0.1%
HD Supply, Inc. 5.250%, 12/15/21 (144A)	1,320,000	1,346,400

Diversified Financial Services—1.3%
Ally Financial, Inc. 4.125%, 02/13/22 (g)	4,080,000	4,039,200
5.125%, 09/30/24 (g)	4,165,000	4,263,919
American Express Credit Corp. 1.125%, 06/05/17 (g)	7,072,000	7,039,391
2.250%, 08/15/19	1,959,000	1,959,343
Capital One Bank USA N.A. 2.300%, 06/05/19	500,000	493,795
Discover Financial Services 3.750%, 03/04/25	1,439,000	1,381,880
GE Capital International Funding Co. 3.373%, 11/15/25 (144A)	6,026,000	6,134,980
General Electric Capital Corp. 3.100%, 01/09/23	1,404,000	1,425,077
3.150%, 09/07/22	908,000	929,325
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp. 3.500%, 03/15/17	1,030,000	1,035,150
4.875%, 03/15/19	1,405,000	1,392,355
6.000%, 08/01/20	1,660,000	1,673,944
Intercontinental Exchange, Inc. 2.750%, 12/01/20 (g)	1,085,000	1,084,731
3.750%, 12/01/25	694,000	695,909
Jefferies Group LLC 6.500%, 01/20/43	648,000	599,170
MasterCard, Inc. 3.375%, 04/01/24	2,285,000	2,335,135

Diversified Financial Services—(Continued)
Mercury Bondco plc 8.250%, 05/30/21 (EUR) (h)	100,000	108,147
Synchrony Financial 2.600%, 01/15/19	1,706,000	1,699,870
2.700%, 02/03/20	1,079,000	1,058,310
4.500%, 07/23/25	2,197,000	2,191,797
Visa, Inc. 2.800%, 12/14/22	3,556,000	3,570,697
3.150%, 12/14/25	2,883,000	2,886,563
4.150%, 12/14/35	975,000	984,339
4.300%, 12/14/45	1,283,000	1,301,679

		50,284,706

Electric—1.8%
Alabama Power Co. 2.800%, 04/01/25	477,000	460,250
Berkshire Hathaway Energy Co. 2.400%, 02/01/20	1,104,000	1,093,702
3.500%, 02/01/25	1,060,000	1,051,131
CenterPoint Energy Houston Electric LLC 4.500%, 04/01/44	981,000	1,012,040
CMS Energy Corp. 3.875%, 03/01/24 (g)	3,441,000	3,493,073
Commonwealth Edison Co. 4.700%, 01/15/44	1,451,000	1,526,239
Consumers Energy Co. 3.950%, 05/15/43	894,000	865,258
Dominion Resources, Inc. 1.950%, 08/15/16	2,289,000	2,294,766
2.500%, 12/01/19	2,587,000	2,577,438
DTE Electric Co. 3.950%, 06/15/42	1,109,000	1,061,637
DTE Energy Co. 2.400%, 12/01/19	791,000	787,643
3.500%, 06/01/24 (g)	2,877,000	2,880,193
Duke Energy Carolinas LLC 3.750%, 06/01/45	1,109,000	1,027,105
4.250%, 12/15/41	1,865,000	1,858,941
Duke Energy Corp. 3.050%, 08/15/22	150,000	147,898
3.750%, 04/15/24	1,582,000	1,602,879
4.800%, 12/15/45	1,420,000	1,434,617
Duke Energy Florida LLC 3.850%, 11/15/42	1,109,000	1,037,598
Entergy Arkansas, Inc. 3.700%, 06/01/24	3,839,000	3,915,461
Exelon Corp. 2.850%, 06/15/20	3,225,000	3,207,369
Florida Power & Light Co. 3.800%, 12/15/42	867,000	820,985
Georgia Power Co. 3.000%, 04/15/16 (g)	4,476,000	4,500,842
NiSource Finance Corp. 3.850%, 02/15/23 (g)	1,958,000	1,996,026

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Pacific Gas & Electric Co. 4.300%, 03/15/45	839,000	$827,668
4.750%, 02/15/44	1,185,000	1,231,386
PacifiCorp 3.350%, 07/01/25	4,402,000	4,437,735
3.600%, 04/01/24 (g)	5,006,000	5,173,120
PG&E Corp. 2.400%, 03/01/19	1,634,000	1,630,515
Progress Energy, Inc. 4.875%, 12/01/19	409,000	438,518
Public Service Co. of Colorado 2.500%, 03/15/23	2,103,000	2,048,894
Puget Sound Energy, Inc. 4.300%, 05/20/45	2,377,000	2,407,580
Southern California Edison Co. 1.250%, 11/01/17 (g)	1,080,000	1,074,096
Southern Co. (The) 1.950%, 09/01/16	2,212,000	2,221,222
Trans-Allegheny Interstate Line Co. 3.850%, 06/01/25 (144A)	3,395,000	3,395,251
Virginia Electric & Power Co. 3.450%, 02/15/24	1,744,000	1,780,460
4.200%, 05/15/45 (g)	1,874,000	1,860,843
4.450%, 02/15/44	867,000	891,738

		70,072,117

Electronics—0.0%
Trionista Holdco GmbH 5.000%, 04/30/20 (EUR)	306,000	342,123

Energy-Alternate Sources—0.0%
CE Energy A/S 7.000%, 02/01/21 (EUR)	200,000	219,415

Engineering & Construction—0.0%
Obrascon Huarte Lain S.A. 5.500%, 03/15/23 (EUR)	200,000	182,791

Entertainment—0.0%
Gala Group Finance plc 8.875%, 09/01/18 (GBP)	25,143	38,708
Intralot Capital Luxembourg S.A. 6.000%, 05/15/21 (EUR)	100,000	96,341
PortAventura Entertainment Barcelona B.V. 7.250%, 12/01/20 (EUR)	140,000	155,946
Vougeot Bidco plc 7.875%, 07/15/20 (GBP)	150,000	232,695

		523,690

Environmental Control—0.1%
Bilbao Luxembourg S.A. 10.500%, 12/01/18 (EUR) (h)	107,110	109,476
Republic Services, Inc. 3.200%, 03/15/25	1,798,000	1,730,936

Environmental Control—(Continued)
Waste Management, Inc. 3.125%, 03/01/25	1,162,000	1,130,884
3.900%, 03/01/35	1,291,000	1,202,155

		4,173,451

Food—0.0%
Bakkavor Finance 2 plc 8.750%, 06/15/20 (GBP)	180,000	287,115
Boparan Finance plc 5.500%, 07/15/21 (GBP)	100,000	130,467
Kraft Foods Group, Inc. 6.875%, 01/26/39	678,000	803,565

		1,221,147

Forest Products & Paper—0.1%
International Paper Co. 3.650%, 06/15/24 (g)	1,361,000	1,331,129
4.800%, 06/15/44	929,000	845,131

		2,176,260

Gas—0.0%
Sempra Energy 2.875%, 10/01/22	896,000	867,038

Healthcare-Products—0.9%
3AB Optique Developpement SAS 5.625%, 04/15/19 (EUR)	100,000	97,264
Becton Dickinson & Co. 1.450%, 05/15/17	1,820,000	1,812,311
1.800%, 12/15/17	845,000	843,771
2.675%, 12/15/19	2,692,000	2,706,655
3.125%, 11/08/21 (g)	1,286,000	1,296,808
4.685%, 12/15/44	367,000	370,270
Boston Scientific Corp. 2.650%, 10/01/18	1,872,000	1,881,839
2.850%, 05/15/20	2,268,000	2,256,186
3.850%, 05/15/25	1,795,000	1,766,187
Medtronic, Inc. 2.500%, 03/15/20	1,749,000	1,761,409
3.125%, 03/15/22	4,333,000	4,376,850
3.625%, 03/15/24	2,067,000	2,117,174
4.625%, 03/15/44	2,465,000	2,508,584
4.625%, 03/15/45	1,458,000	1,503,860
St. Jude Medical, Inc. 2.800%, 09/15/20	1,578,000	1,578,596
3.875%, 09/15/25	505,000	509,712
Stryker Corp. 3.375%, 11/01/25	703,000	693,874
Thermo Fisher Scientific, Inc. 3.300%, 02/15/22	1,695,000	1,690,835
3.650%, 12/15/25	550,000	546,899
Zimmer Biomet Holdings, Inc. 3.550%, 04/01/25	889,000	863,861
4.250%, 08/15/35	2,085,000	1,943,760

		33,126,705

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—1.2%
Aetna, Inc. 4.125%, 11/15/42	786,000	$735,452
4.500%, 05/15/42	1,593,000	1,564,899
Anthem, Inc. 1.875%, 01/15/18	5,868,000	5,842,545
2.300%, 07/15/18	7,806,000	7,791,278
3.300%, 01/15/23	3,708,000	3,603,509
4.650%, 08/15/44	1,036,000	987,403
Baylor Scott & White Holdings 4.185%, 11/15/45	775,000	732,911
Care UK Health & Social Care plc 5.579%, 07/15/19 (GBP) (b)	100,000	133,784
Cigna Corp. 3.250%, 04/15/25	3,815,000	3,743,526
Dignity Health 5.267%, 11/01/64	1,775,000	1,820,937
Ephios Bondco plc 6.250%, 07/01/22 (EUR)	100,000	112,729
HCA, Inc. 5.250%, 04/15/25	4,165,000	4,196,237
Laboratory Corp. of America Holdings 2.625%, 02/01/20	1,583,000	1,562,822
Ochsner Clinic Foundation 5.897%, 05/15/45	685,000	735,905
Roche Holdings, Inc. 2.875%, 09/29/21 (144A)	1,820,000	1,844,066
3.000%, 11/10/25 (144A) (g)	1,108,000	1,094,620
Southern Baptist Hospital of Florida, Inc. 4.857%, 07/15/45	650,000	671,500
UnitedHealth Group, Inc. 2.700%, 07/15/20	944,000	953,890
2.875%, 12/15/21	2,021,000	2,049,033
3.350%, 07/15/22	932,000	953,289
3.950%, 10/15/42	2,478,000	2,306,426
4.625%, 07/15/35	377,000	391,370

		43,828,131

Household Products/Wares—0.1%
Kimberly-Clark Corp. 1.900%, 05/22/19	4,005,000	3,988,307
2.650%, 03/01/25 (g)	833,000	804,093

		4,792,400

Housewares—0.1%
Newell Rubbermaid, Inc. 2.875%, 12/01/19 (g)	3,916,000	3,777,675

Insurance—0.6%
Aflac, Inc. 3.625%, 06/15/23	1,263,000	1,307,536
Allstate Corp. (The) 3.150%, 06/15/23	1,270,000	1,269,016
American International Group, Inc. 3.375%, 08/15/20 (g)	2,288,000	2,352,428
3.750%, 07/10/25	1,511,000	1,497,492

Insurance—(Continued)
American International Group, Inc. 3.875%, 01/15/35	673,000	593,608
4.375%, 01/15/55	1,207,000	1,037,158
4.500%, 07/16/44	1,615,000	1,493,484
Aon plc 4.750%, 05/15/45	894,000	883,792
Lincoln National Corp. 3.350%, 03/09/25 (g)	656,000	632,490
Loews Corp. 2.625%, 05/15/23	1,270,000	1,210,118
Marsh & McLennan Cos., Inc. 3.750%, 03/14/26	359,000	359,474
MassMutual Global Funding II 2.350%, 04/09/19 (144A)	4,203,000	4,224,347
Prudential Financial, Inc. 4.600%, 05/15/44 (g)	3,251,000	3,234,924
Travelers Cos., Inc. (The) 4.600%, 08/01/43	2,012,000	2,114,290
XLIT, Ltd. 2.300%, 12/15/18	2,013,000	2,013,366

		24,223,523

Internet—0.1%
Amazon.com, Inc. 2.600%, 12/05/19 (g)	2,713,000	2,755,545

Iron/Steel—0.0%
Nucor Corp. 5.200%, 08/01/43 (g)	901,000	817,675

Leisure Time—0.0%
Cirsa Funding Luxembourg S.A. 5.875%, 05/15/23 (EUR)	100,000	102,969

Machinery-Construction & Mining—0.1%
Caterpillar, Inc. 4.750%, 05/15/64	2,476,000	2,385,027

Machinery-Diversified—0.1%
John Deere Capital Corp. 3.350%, 06/12/24 (g)	2,650,000	2,692,832
Rockwell Automation, Inc. 2.875%, 03/01/25	1,074,000	1,047,411

		3,740,243

Media—1.6%
21st Century Fox America, Inc. 3.700%, 09/15/24 (g)	1,130,000	1,139,329
3.700%, 10/15/25 (144A)	517,000	515,718
4.750%, 09/15/44	791,000	760,829
4.950%, 10/15/45 (144A)	223,000	219,614
Altice Luxembourg S.A. 6.250%, 02/15/25 (EUR)	261,000	239,323
7.250%, 05/15/22 (EUR)	100,000	101,611
7.625%, 02/15/25 (144A) (g)	1,370,000	1,181,625

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Altice U.S. Finance I Corp. 5.375%, 07/15/23 (144A)	2,195,000	$2,200,488
CBS Corp. 2.300%, 08/15/19 (g)	2,077,000	2,053,945
CCO Safari LLC 3.579%, 07/23/20 (144A)	2,563,000	2,547,645
4.464%, 07/23/22 (144A)	5,065,000	5,047,323
6.384%, 10/23/35 (144A)	2,287,000	2,310,627
CCOH Safari LLC 5.750%, 02/15/26 (144A)	856,000	858,140
Comcast Corp. 3.375%, 08/15/25 (g)	1,578,000	1,597,523
4.250%, 01/15/33	665,000	653,446
4.400%, 08/15/35	3,154,000	3,172,792
4.600%, 08/15/45	1,017,000	1,029,737
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 4.600%, 02/15/21	4,266,000	4,518,423
6.375%, 03/01/41	1,032,000	1,107,669
Discovery Communications LLC 3.450%, 03/15/25 (g)	1,396,000	1,263,774
4.875%, 04/01/43	533,000	438,721
DISH DBS Corp. 5.000%, 03/15/23	1,320,000	1,145,100
NBCUniversal Enterprise, Inc. 5.250%, 03/29/49 (144A)	4,585,000	4,860,100
NBCUniversal Media LLC 4.450%, 01/15/43	1,514,000	1,483,351
Numericable-SFR SAS 5.375%, 05/15/22 (EUR)	100,000	110,848
Scripps Networks Interactive, Inc. 2.750%, 11/15/19 (g)	1,501,000	1,476,417
Time Warner Cable, Inc. 4.000%, 09/01/21	503,000	507,895
4.125%, 02/15/21	3,589,000	3,664,642
4.500%, 09/15/42	161,000	126,350
5.000%, 02/01/20	1,723,000	1,823,902
5.500%, 09/01/41	1,246,000	1,125,942
Time Warner, Inc. 2.100%, 06/01/19 (g)	4,352,000	4,328,042
3.600%, 07/15/25 (g)	1,640,000	1,596,506
4.650%, 06/01/44	1,829,000	1,677,837
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 4.000%, 01/15/25 (EUR)	205,000	214,429
Viacom, Inc. 2.750%, 12/15/19	1,650,000	1,627,700
4.500%, 03/01/21	1,779,000	1,836,568
Ziggo Bond Finance B.V. 4.625%, 01/15/25 (EUR)	100,000	100,796

		60,664,727

Metal Fabricate/Hardware—0.0%
Eco-Bat Finance plc 7.750%, 02/15/17 (EUR)	230,000	243,704

Mining—0.1%
Freeport-McMoRan, Inc. 4.000%, 11/14/21 (g)	2,250,000	1,350,000
5.400%, 11/14/34	1,297,000	687,410
Newmont Mining Corp. 3.500%, 03/15/22 (g)	1,735,000	1,546,418

		3,583,828

Miscellaneous Manufacturing—0.2%
Eaton Corp. 2.750%, 11/02/22	2,768,000	2,678,433
Gates Global LLC / Gates Global Co. 5.750%, 07/15/22 (EUR)	100,000	77,348
General Electric Co. 4.500%, 03/11/44	2,960,000	3,046,231
Ingersoll-Rand Luxembourg Finance S.A. 2.625%, 05/01/20	1,538,000	1,515,427
4.650%, 11/01/44	306,000	292,868

		7,610,307

Office/Business Equipment—0.1%
CDW LLC / CDW Finance Corp. 5.000%, 09/01/23	1,330,000	1,349,950

Oil & Gas—1.2%
Anadarko Petroleum Corp. 4.500%, 07/15/44 (g)	1,209,000	925,589
7.950%, 06/15/39	1,208,000	1,290,771
BP Capital Markets plc 2.237%, 05/10/19 (g)	4,001,000	4,006,309
California Resources Corp. 6.000%, 11/15/24	304,000	92,720
8.000%, 12/15/22 (144A) (g)	812,000	427,315
Chevron Corp. 1.961%, 03/03/20	4,536,000	4,469,951
2.193%, 11/15/19	855,000	854,620
Continental Resources, Inc. 3.800%, 06/01/24	1,310,000	922,799
4.900%, 06/01/44	1,500,000	904,464
Devon Energy Corp. 5.600%, 07/15/41	1,241,000	937,983
Ensco plc 5.750%, 10/01/44 (g)	414,000	272,905
Exxon Mobil Corp. 1.819%, 03/15/19 (g)	4,500,000	4,503,258
Halcon Resources Corp. 8.625%, 02/01/20 (144A) (g)	1,320,000	910,800
Laredo Petroleum, Inc. 7.375%, 05/01/22 (g)	3,500,000	3,220,000
Marathon Petroleum Corp. 4.750%, 09/15/44	1,016,000	830,474
MEG Energy Corp. 6.500%, 03/15/21 (144A)	448,000	313,600
7.000%, 03/31/24 (144A)	3,359,000	2,384,890
Petrobras Global Finance B.V. 6.250%, 12/14/26 (GBP)	200,000	187,042

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Phillips 66 4.875%, 11/15/44	1,027,000	$916,251
Shell International Finance B.V. 2.125%, 05/11/20	4,764,000	4,686,652
3.625%, 08/21/42	1,100,000	917,830
4.125%, 05/11/35	4,596,000	4,387,006
Statoil ASA 2.900%, 11/08/20	3,233,000	3,285,873
Transocean, Inc. 6.800%, 03/15/38	582,000	313,553
Valero Energy Corp. 3.650%, 03/15/25	3,567,000	3,364,477
Woodside Finance, Ltd. 3.650%, 03/05/25 (144A) (g)	703,000	622,653

		45,949,785

Oil & Gas Services—0.1%
Schlumberger Holdings Corp. 3.000%, 12/21/20 (144A)	2,972,000	2,933,605

Packaging & Containers—0.4%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 4.250%, 01/15/22 (EUR)	100,000	109,490
Horizon Holdings I SASU 7.250%, 08/01/23 (EUR)	100,000	112,453
Novelis, Inc. 8.750%, 12/15/20 (g)	7,985,000	7,326,237
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 6.875%, 02/15/21	8,495,000	8,749,850

		16,298,030

Pharmaceuticals—1.6%
Abbott Laboratories 2.550%, 03/15/22	3,608,000	3,585,551
AbbVie, Inc. 2.500%, 05/14/20	3,448,000	3,413,334
2.900%, 11/06/22	2,573,000	2,489,218
4.400%, 11/06/42	2,157,000	2,014,472
4.500%, 05/14/35	1,567,000	1,535,028
Actavis Funding SCS 2.350%, 03/12/18	4,814,000	4,819,016
3.000%, 03/12/20	14,552,000	14,540,431
AmerisourceBergen Corp. 1.150%, 05/15/17	2,313,000	2,296,450
3.250%, 03/01/25	602,000	582,852
4.250%, 03/01/45	602,000	553,318
AstraZeneca plc 3.375%, 11/16/25	2,725,000	2,705,266
4.375%, 11/16/45	768,000	769,557
Bristol-Myers Squibb Co. 4.500%, 03/01/44 (g)	1,349,000	1,458,299
Eli Lilly & Co. 3.700%, 03/01/45	979,000	915,774

Pharmaceuticals—(Continued)
Endo Finance LLC / Endo Finco, Inc. 5.875%, 01/15/23 (144A)	1,320,000	1,293,600
Express Scripts Holding Co. 1.250%, 06/02/17	1,840,000	1,827,735
3.900%, 02/15/22	1,286,000	1,320,956
GlaxoSmithKline Capital plc 2.850%, 05/08/22	1,818,000	1,832,122
Mylan, Inc. 3.125%, 01/15/23 (144A)	1,298,000	1,191,024
Novartis Capital Corp. 3.000%, 11/20/25	1,090,000	1,074,782
4.000%, 11/20/45	765,000	749,296
4.400%, 04/24/20	2,563,000	2,806,841
Pfizer, Inc. 4.300%, 06/15/43	1,271,000	1,271,974
4.400%, 05/15/44 (g)	969,000	984,068
Teva Pharmaceutical Finance Co. B.V. 3.650%, 11/10/21 (g)	841,000	852,876
Valeant Pharmaceuticals International, Inc. 4.500%, 05/15/23 (EUR)	200,000	188,551
6.125%, 04/15/25 (144A)	3,608,000	3,220,140
Zoetis, Inc. 3.250%, 02/01/23	1,218,000	1,163,002

		61,455,533

Pipelines—1.1%
Energy Transfer Partners L.P. 4.150%, 10/01/20	1,335,000	1,231,528
4.650%, 06/01/21	2,141,000	2,010,069
4.900%, 03/15/35	1,339,000	973,602
5.150%, 02/01/43	1,138,000	813,546
6.625%, 10/15/36	912,000	789,770
Enterprise Products Operating LLC 3.700%, 02/15/26 (g)	2,732,000	2,450,609
3.900%, 02/15/24	1,366,000	1,274,489
4.450%, 02/15/43	3,409,000	2,600,706
Kinder Morgan Energy Partners L.P. 3.500%, 03/01/21	5,409,000	4,840,390
3.950%, 09/01/22	1,124,000	978,464
4.700%, 11/01/42	1,879,000	1,322,164
5.625%, 09/01/41	463,000	350,845
Kinder Morgan, Inc. 3.050%, 12/01/19 (g)	703,000	650,636
Plains All American Pipeline L.P. / PAA Finance Corp. 2.850%, 01/31/23	4,386,000	3,617,845
4.900%, 02/15/45	1,190,000	855,824
5.150%, 06/01/42	912,000	661,696
Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.000%, 10/01/22	2,276,000	2,016,256
Spectra Energy Partners L.P. 3.500%, 03/15/25 (g)	1,789,000	1,564,826
Sunoco Logistics Partners Operations L.P. 3.450%, 01/15/23	2,370,000	2,000,375

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
TransCanada PipeLines, Ltd. 1.875%, 01/12/18	1,111,000	$1,106,613
2.500%, 08/01/22	1,407,000	1,291,710
4.625%, 03/01/34	2,482,000	2,346,657
Western Gas Partners L.P. 4.000%, 07/01/22	1,851,000	1,637,237
Williams Partners L.P. 4.000%, 11/15/21	3,129,000	2,609,824
4.500%, 11/15/23	732,000	592,480
4.900%, 01/15/45	1,472,000	937,144

		41,525,305

Real Estate—0.0%
ProLogis L.P. 3.750%, 11/01/25	412,000	408,692

Real Estate Investment Trusts—0.3%
American Tower Corp. 3.450%, 09/15/21 (g)	1,554,000	1,561,618
3.500%, 01/31/23	397,000	388,033
5.000%, 02/15/24 (g)	391,000	413,881
AvalonBay Communities, Inc. 3.500%, 11/15/25	250,000	247,587
Communications Sales & Leasing, Inc. / CSL Capital LLC 8.250%, 10/15/23	1,320,000	1,115,400
ERP Operating L.P. 3.375%, 06/01/25	1,153,000	1,140,124
Omega Healthcare Investors, Inc. 4.500%, 04/01/27	1,039,000	978,308
Simon Property Group L.P. 3.375%, 10/01/24	1,717,000	1,733,244
4.250%, 10/01/44	1,282,000	1,276,446
Ventas Realty L.P. 3.750%, 05/01/24	2,475,000	2,425,322

		11,279,963

Retail—0.6%
CVS Health Corp. 4.000%, 12/05/23	1,757,000	1,825,908
4.875%, 07/20/35	4,191,000	4,327,170
5.300%, 12/05/43	843,000	905,452
Debenhams plc 5.250%, 07/15/21 (GBP)	200,000	293,347
Hema Bondco I B.V. 6.250%, 06/15/19 (EUR)	100,000	80,854
Home Depot, Inc. (The) 3.350%, 09/15/25	418,000	427,139
4.400%, 03/15/45	493,000	509,543
5.400%, 09/15/40	677,000	788,903
Lowe's Cos., Inc. 3.375%, 09/15/25 (g)	459,000	466,019
4.250%, 09/15/44	965,000	960,438
4.375%, 09/15/45	344,000	353,557

Retail—(Continued)
Macy's Retail Holdings, Inc. 4.500%, 12/15/34 (g)	1,439,000	1,202,719
McDonald's Corp. 2.750%, 12/09/20	607,000	606,582
3.700%, 01/30/26	583,000	582,521
4.600%, 05/26/45	602,000	579,214
4.700%, 12/09/35	433,000	431,397
4.875%, 12/09/45	510,000	513,106
New Look Secured Issuer plc 6.500%, 07/01/22 (GBP)	100,000	145,990
Punch Taverns Finance B, Ltd. 5.267%, 03/30/24 (GBP)	95,518	125,487
QVC, Inc. 3.125%, 04/01/19	1,103,000	1,088,636
5.125%, 07/02/22	1,817,000	1,811,209
Target Corp. 3.500%, 07/01/24	783,000	812,499
4.000%, 07/01/42 (g)	1,227,000	1,198,015
Unique Pub Finance Co. plc (The) 5.659%, 06/30/27 (GBP)	176,603	260,098
Wal-Mart Stores, Inc. 2.550%, 04/11/23	1,376,000	1,357,004
4.000%, 04/11/43	708,000	687,530
Walgreens Boots Alliance, Inc. 4.800%, 11/18/44	1,090,000	985,998

		23,326,335

Savings & Loans—0.0%
Washington Mutual Bank Zero Coupon, 05/01/09 (i)	720,000	136,800
Zero Coupon, 11/06/09 (i)	1,430,000	271,700
Zero Coupon, 02/04/11 (i)	1,247,000	236,930

		645,430

Semiconductors—0.1%
Analog Devices, Inc. 3.900%, 12/15/25	347,000	350,317
5.300%, 12/15/45	353,000	363,671
Applied Materials, Inc. 2.625%, 10/01/20	1,291,000	1,289,515
3.900%, 10/01/25	1,080,000	1,085,815

		3,089,318

Software—0.5%
Fidelity National Information Services, Inc. 3.625%, 10/15/20	259,000	262,374
First Data Corp. 5.000%, 01/15/24 (144A)	375,000	373,125
5.750%, 01/15/24 (144A)	822,000	809,670
8.750%, 01/15/22 (144A) (g)	2,844,000	2,971,553
Microsoft Corp. 3.125%, 11/03/25	998,000	1,003,294
3.500%, 02/12/35	2,904,000	2,684,008
4.450%, 11/03/45	204,000	210,370

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Oracle Corp. 2.800%, 07/08/21	5,372,000	$5,441,326
3.250%, 05/15/30 (g)	3,511,000	3,297,271
4.375%, 05/15/55	1,411,000	1,290,831

		18,343,822

Telecommunications—2.0%
America Movil S.A.B. de C.V. 2.375%, 09/08/16	7,975,000	8,004,244
AT&T, Inc. 2.300%, 03/11/19	2,035,000	2,034,015
2.375%, 11/27/18	1,683,000	1,694,466
2.450%, 06/30/20	4,243,000	4,178,608
3.000%, 06/30/22	3,744,000	3,654,215
3.400%, 05/15/25	4,003,000	3,847,243
3.875%, 08/15/21	2,472,000	2,550,293
4.300%, 12/15/42	2,302,000	1,967,050
4.750%, 05/15/46	267,000	244,464
Intelsat Jackson Holdings S.A. 5.500%, 08/01/23	1,320,000	1,036,200
Juniper Networks, Inc. 3.300%, 06/15/20	1,478,000	1,471,575
Level 3 Financing, Inc. 5.375%, 08/15/22	4,255,000	4,318,825
Orange S.A. 4.000%, 10/01/21 (EUR) (b)	300,000	321,721
5.500%, 02/06/44 (g)	1,256,000	1,333,485
Rogers Communications, Inc. 3.625%, 12/15/25	447,000	439,673
5.000%, 03/15/44	394,000	396,663
Sprint Communications, Inc. 9.000%, 11/15/18 (144A)	11,500,000	12,103,750
Sprint Corp. 7.875%, 09/15/23	3,535,000	2,654,785
T-Mobile USA, Inc. 6.633%, 04/28/21	1,345,000	1,395,438
6.731%, 04/28/22	1,295,000	1,350,038
6.836%, 04/28/23	410,000	424,350
Telecom Italia S.p.A. 3.250%, 01/16/23 (EUR)	100,000	110,088
Telenet Finance V Luxembourg SCA 6.750%, 08/15/24 (EUR)	320,000	379,928
UPCB Finance IV, Ltd. 4.000%, 01/15/27 (EUR)	100,000	102,154
Verizon Communications, Inc. 2.625%, 02/21/20	5,017,000	5,034,444
3.450%, 03/15/21	4,753,000	4,862,747
3.850%, 11/01/42	3,742,000	3,058,655
4.400%, 11/01/34	4,839,000	4,464,602
4.862%, 08/21/46	633,000	599,278
5.050%, 03/15/34	1,201,000	1,196,578
Virgin Media Secured Finance plc 6.000%, 04/15/21 (GBP)	396,000	602,873
Vodafone Group plc 2.500%, 09/26/22	1,329,000	1,231,074

Telecommunications—(Continued)
Wind Acquisition Finance S.A. 4.000%, 07/15/20 (EUR)	100,000	108,132

		77,171,654

Transportation—0.5%
Burlington Northern Santa Fe LLC 3.000%, 03/15/23	1,597,000	1,573,800
3.450%, 09/15/21	610,000	623,451
4.150%, 04/01/45	758,000	686,996
4.700%, 09/01/45	665,000	663,555
CSX Corp. 3.350%, 11/01/25	782,000	759,495
4.100%, 03/15/44	1,084,000	982,058
FedEx Corp. 3.900%, 02/01/35	219,000	199,354
4.100%, 02/01/45	1,295,000	1,153,963
4.750%, 11/15/45	1,053,000	1,043,275
4.900%, 01/15/34	2,522,000	2,590,888
Norfolk Southern Corp. 4.450%, 06/15/45	1,195,000	1,126,007
Ryder System, Inc. 2.450%, 09/03/19	1,629,000	1,604,791
Silk Bidco A/S 7.500%, 02/01/22 (EUR)	200,000	223,327
Union Pacific Co. Pass-Through Trust 3.227%, 05/14/26	2,805,074	2,798,539
Union Pacific Corp. 3.375%, 02/01/35	668,000	603,312
3.875%, 02/01/55	2,657,000	2,342,980
4.050%, 11/15/45	196,000	189,637
4.375%, 11/15/65	875,000	811,103

		19,976,531

Trucking & Leasing—0.2%
Aviation Capital Group Corp. 2.875%, 09/17/18 (144A)	3,355,000	3,335,749
GATX Corp. 2.600%, 03/30/20	1,747,000	1,699,613
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.375%, 02/01/22 (144A)	2,673,000	2,595,448

		7,630,810

Total Corporate Bonds & Notes (Cost $1,106,407,744)		1,075,857,639

Asset-Backed Securities—9.2%

Asset-Backed - Automobile—0.1%
Chrysler Capital Auto Receivables Trust 0.850%, 05/15/18 (144A)	842,884	842,105
Santander Drive Auto Receivables Trust 1.420%, 08/16/18 (144A)	40,932	40,934
1.430%, 11/16/18 (144A)	362,370	362,450

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
Santander Drive Auto Receivables Trust 1.430%, 02/19/19 (144A)	241,255	$241,342
1.430%, 04/16/19 (144A)	465,458	465,696
1.430%, 06/18/19 (144A)	422,163	422,327
1.430%, 12/17/19 (144A)	219,192	219,192

		2,594,046

Asset-Backed - Credit Card—0.1%
CHLUPA Trust 3.326%, 08/15/20 (144A)	2,228,024	2,233,460
World Financial Network Credit Card Master Trust 4.550%, 08/15/22	1,600,000	1,651,350

		3,884,810

Asset-Backed - Home Equity—0.6%
Bayview Financial Revolving Asset Trust 1.422%, 05/28/39 (144A) (b)	9,341,809	6,758,502
Bear Stearns Asset-Backed Securities I Trust 0.562%, 11/25/36 (b)	2,642,885	2,226,723
0.562%, 12/25/36 (b)	2,757,934	2,119,775
Citigroup Mortgage Loan Trust, Inc. 0.672%, 08/25/36 (b)	1,810,000	1,332,032
Countrywide Asset-Backed Certificates 0.742%, 10/25/36 (b)	2,657,530	2,094,528
Countrywide Home Equity Loan Trust 5.842%, 06/25/35	755,012	737,101
6.155%, 06/25/35	472,764	430,645
Home Equity Mortgage Trust 5.367%, 07/25/36	1,007,160	445,264
Home Loan Mortgage Loan Trust 0.691%, 04/15/36 (b)	1,376,412	1,214,869
Morgan Stanley Mortgage Loan Trust 0.642%, 04/25/37 (b)	10,384,033	4,401,900
Option One Mortgage Loan Trust 1.547%, 11/25/32 (b)	82,687	78,977

		21,840,316

Asset-Backed - Manufactured Housing—0.1%
BCMSC Trust 7.575%, 06/15/30 (b)	1,284,064	663,958
7.830%, 06/15/30 (b)	1,191,627	636,181
8.290%, 06/15/30 (b)	2,040,805	1,152,076
Greenpoint Manufactured Housing 8.290%, 12/15/29	440,000	481,515
9.023%, 12/15/29	193,140	166,347
Lehman ABS Manufactured Housing Contract Trust 6.630%, 04/15/40 (b)	2,430,000	2,595,114
Oakwood Mortgage Investors, Inc. 6.930%, 09/15/31 (b)	359,283	305,458

		6,000,649

Asset-Backed - Other—6.6%
ACAS CLO, Ltd. 2.890%, 09/20/23 (144A) (b)	2,290,000	2,286,338
Adirondack Park CLO, Ltd. 2.321%, 04/15/24 (144A) (b)	500,000	490,977
ALM V, Ltd. 2.465%, 10/18/27 (144A) (b)	900,000	894,424
ALM VII R, Ltd. 2.170%, 04/24/24 (144A) (b)	1,730,000	1,704,320
ALM VII R-2, Ltd. 2.170%, 04/24/24 (144A) (b)	918,000	906,385
American Homes 4 Rent 1.351%, 06/17/31 (144A) (b)	509,968	499,742
AMMC CLO, Ltd. 2.787%, 11/15/27 (144A) (b)	620,000	610,378
Anchorage Capital CLO, Ltd. 2.036%, 07/13/25 (144A) (b)	550,000	521,826
Apidos CLO 2.171%, 07/15/23 (144A) (b)	2,065,000	2,045,773
Apidos CLO XI 1.705%, 01/17/23 (144A) (b)	1,890,000	1,872,408
Apidos CLO XII 1.421%, 04/15/25 (144A) (b)	3,204,000	3,145,473
AVANT Loans Funding Trust 4.000%, 08/16/21 (144A)	1,903,153	1,884,716
B2R Mortgage Trust 2.524%, 05/15/48 (144A)	674,935	660,131
3.336%, 11/15/48 (144A)	1,307,674	1,303,540
Battalion CLO, Ltd. 1.720%, 10/22/25 (144A) (b)	5,205,000	5,139,167
Bayview Opportunity Master Fund IIIb RPL Trust 3.623%, 04/28/30 (144A)	702,022	692,345
Bayview Opportunity Master Fund lIa Trust 3.721%, 02/28/35 (144A) (b)	636,329	635,649
Bayview Opportunity Master Fund lIIa Trust 3.844%, 11/28/29 (144A)	1,366,965	1,354,866
Benefit Street Partners CLO VIII, Ltd. 2.573%, 01/20/28 (144A) (b)	2,010,000	1,965,927
Benefit Street Partners CLO, Ltd. 1.521%, 07/15/24 (144A) (b)	2,240,000	2,191,959
Carlyle Global Market Strategies CLO, Ltd. 1.677%, 01/20/25 (144A) (b)	7,820,000	7,778,077
Carrington Mortgage Loan Trust 0.642%, 12/25/36 (b)	730,000	412,325
0.662%, 08/25/36 (b)	4,800,000	2,817,568
Chase Funding Trust 6.333%, 04/25/32	649,681	660,542
CIFC Funding, Ltd. 1.587%, 01/19/23 (144A) (b)	3,583,553	3,583,553
1.862%, 05/24/26 (144A) (b)	2,780,000	2,747,046
1.895%, 01/17/27 (144A) (b)	4,035,000	4,005,657
2.257%, 11/27/24 (144A) (b)	1,270,000	1,220,192
2.415%, 10/19/27 (144A) (b)	1,480,000	1,438,631
Citigroup Mortgage Loan Trust, Inc. 0.672%, 06/25/37 (b)	570,000	469,156

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Colony American Homes 1.551%, 07/17/32 (144A) (b)	1,697,828	$1,658,678
Countrywide Asset-Backed Certificates 0.582%, 01/25/46 (b)	5,051,632	4,567,565
0.642%, 12/25/25 (b)	138,276	458,458
Countrywide Home Equity loan Trust 0.511%, 05/15/35	979,858	815,720
Countrywide Revolving Home Equity Loan Resecuritization Trust 0.497%, 12/15/33 (144A) (b)	1,123,523	948,533
Credit Suisse Mortgage Capital Certificates 3.500%, 02/25/55 (144A)	1,983,082	1,918,195
CT CDO IV, Ltd. 0.712%, 10/20/43 (144A) (b)	714,004	712,454
DCP Rights LLC 5.463%, 10/25/44 (144A)	6,987,590	6,984,096
Dryden XXV Senior Loan Fund 1.701%, 01/15/25 (144A) (b)	660,000	655,630
Dryden XXVIII Senior Loan Fund 1.462%, 08/15/25 (144A) (b)	1,035,000	1,020,067
First Franklin Mortgage Loan Trust 0.632%, 12/25/36 (b)	12,715,528	8,015,963
Flatiron CLO, Ltd. 1.871%, 01/15/23 (144A) (b)	2,700,000	2,689,775
Fraser Sullivan CLO VII, Ltd. 2.787%, 04/20/23 (144A) (b)	1,150,000	1,141,120
Galaxy XX CLO, Ltd. 1.731%, 07/20/27 (144A) (b)	1,300,000	1,293,690
GFT Mortgage Loan Trust 3.721%, 01/25/55 (144A)	1,570,087	1,549,205
GT Loan Financing, Ltd. 1.593%, 10/28/24 (144A) (b)	5,670,000	5,573,207
Highbridge Loan Management, Ltd. 2.531%, 09/20/22 (144A) (b)	1,720,000	1,717,895
Invitation Homes Trust 1.451%, 09/17/31 (144A) (b)	2,865,000	2,811,964
1.651%, 08/17/32 (144A)	2,101,183	2,061,204
KKR Financial CLO, Ltd. 1.471%, 07/15/25 (144A) (b)	4,895,000	4,780,805
Knollwood CDO, Ltd. 3.518%, 01/10/39 (144A) (b) (j)	787,392	8
Long Beach Mortgage Loan Trust 0.582%, 11/25/36 (b)	3,333,460	1,384,822
0.612%, 03/25/46 (b)	1,720,832	688,981
0.642%, 02/25/36 (b)	3,163,431	2,559,216
0.642%, 11/25/36 (b)	980,880	411,957
Merrill Lynch First Franklin Mortgage Loan Trust 0.662%, 05/25/37 (b)	13,203,060	7,545,215
New Century Home Equity Loan Trust 0.702%, 05/25/36 (b)	3,500,000	1,870,453
Northwoods Capital IX, Ltd. 1.737%, 01/18/24 (144A) (b)	5,070,000	5,007,456
Oaktree EIF II, Ltd. 2.616%, 11/15/25 (144A) (b)	1,195,000	1,161,579

Asset-Backed - Other—(Continued)
OCP CLO, Ltd. 1.845%, 04/17/27 (144A) (b)	280,000	276,348
2.389%, 04/17/27 (144A) (b)	370,000	352,874
Octagon Investment Partners, Ltd. 1.435%, 07/17/25 (144A) (b)	5,600,000	5,454,546
OHA Credit Partners VIII, Ltd. 1.437%, 04/20/25 (144A) (b)	590,000	578,207
OHA Loan Funding, Ltd. 1.648%, 08/23/24 (144A) (b)	5,670,000	5,604,183
OneMain Financial Issuance Trust 2.430%, 06/18/24 (144A)	6,376,000	6,354,000
4.320%, 07/18/25 (144A)	3,000,000	2,978,370
5.640%, 07/18/25 (144A)	1,490,000	1,469,810
OZLM Funding, Ltd. 1.470%, 07/22/25 (144A) (b)	9,625,000	9,452,568
1.802%, 10/30/23 (144A) (b)	8,930,000	8,873,536
PFS Financing Corp. 1.431%, 02/15/18 (144A) (b)	4,230,000	4,225,016
PFS Tax Lien Trust 1.440%, 04/15/16 (144A)	2,686,367	2,676,606
Pretium Mortgage Credit Partners I LLC 4.375%, 11/27/30 (144A)	2,155,743	2,148,475
Progress Residential Trust 2.740%, 06/12/32 (144A)	1,130,000	1,102,702
4.673%, 11/12/32 (144A)	340,000	338,129
6.643%, 11/12/32 (144A)	250,000	247,279
Race Point CLO, Ltd 1.620%, 02/20/25 (144A) (b)	1,635,000	1,624,301
RCO Mortgage LLC 3.500%, 11/25/45 (144A) (b)	1,530,000	1,539,972
RMAT LLC 3.967%, 05/26/20 (144A)	1,665,433	1,658,151
SG Mortgage Securities Trust 0.632%, 10/25/36 (b)	570,000	328,257
Silvermore CLO, Ltd. 1.812%, 05/15/26 (144A) (b)	6,520,000	6,398,298
Sound Point CLO, Ltd. 1.687%, 01/21/26 (144A) (b)	2,185,000	2,152,977
SpringCastle America Funding LLC 4.610%, 10/25/27 (144A)	3,713,000	3,720,050
Springleaf Funding Trust 3.620%, 11/15/24 (144A)	2,062,000	2,039,762
Sunset Mortgage Loan Co. LLC 3.721%, 11/16/44 (144A)	1,633,700	1,625,531
SWAY Residential Trust 1.651%, 01/17/32 (144A) (b)	6,082,613	5,966,187
Symphony CLO XII, Ltd. 1.621%, 10/15/25 (144A) (b)	8,810,000	8,637,500
Symphony CLO XV, Ltd. 2.515%, 10/17/26 (144A) (b)	6,170,000	6,102,654
TICP CLO III, Ltd. 2.667%, 01/20/27 (144A) (b)	340,000	330,520
Tricon American Homes Trust 1.567%, 05/17/32 (144A) (b)	770,000	754,164
U.S. Residential Opportunity Fund Trust 3.721%, 01/27/35 (144A)	4,776,496	4,745,463

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
U.S. Residential Opportunity Fund Trust 3.721%, 02/27/35 (144A)	1,337,110	$1,327,889
Venture XIX CLO, Ltd. 1.921%, 01/15/27 (144A) (b)	1,715,000	1,712,345
2.771%, 01/15/27 (144A) (b)	715,000	700,062
Voya CLO, Ltd. 1.470%, 04/25/25 (144A) (b)	1,780,000	1,749,512
1.765%, 01/18/26 (144A) (b)	3,140,000	3,098,411
2.271%, 10/15/22 (144A) (b)	1,670,000	1,669,165
Voya, Ltd. 1.711%, 10/15/23 (144A) (b)	1,180,000	1,172,980
WestVue Mortgage Loan Trust 4.500%, 09/25/20 (144A)	1,154,213	1,144,288
Ziggurat CLO I, Ltd. 1.901%, 10/17/26 (144A) (b)	12,105,000	11,968,419

		252,242,509

Asset-Backed - Student Loan—1.7%
Navient Private Education Loan Trust 2.031%, 11/15/30 (144A) (b)	1,733,000	1,677,370
2.081%, 10/17/44 (144A) (b)	4,595,000	4,358,280
Scholar Funding Trust 1.072%, 01/30/45 (144A) (b)	9,366,792	8,730,142
1.223%, 10/28/43 (144A) (b)	1,269,942	1,207,412
SLM Private Credit Student Loan Trust 0.682%, 03/15/23 (b)	733,287	720,002
0.712%, 06/15/21 (b)	2,313,325	2,292,377
0.842%, 03/15/24 (b)	4,800,000	4,529,657
SLM Private Education Loan Trust 1.181%, 02/15/22 (144A) (b)	1,872,546	1,870,990
1.731%, 10/15/31 (144A) (b)	3,740,000	3,745,112
1.850%, 06/17/30 (144A)	20,300,000	19,743,354
2.500%, 03/15/47 (144A)	720,000	682,506
2.581%, 06/16/42 (144A) (b)	3,271,000	3,380,588
3.000%, 05/16/44 (144A)	970,000	939,058
3.310%, 10/15/46 (144A)	500,000	506,300
SMB Private Education Loan Trust 1.531%, 07/15/27 (144A) (b)	930,000	915,050
2.081%, 05/17/32 (144A) (b)	3,490,000	3,475,852
3.500%, 12/17/40 (144A)	2,090,000	1,917,692
SoFi Professional Loan Program LLC 2.510%, 09/27/32 (144A)	2,727,735	2,678,124

		63,369,866

Total Asset-Backed Securities (Cost $350,014,364)		349,932,196

Mortgage-Backed Securities—8.3%

Collateralized Mortgage Obligations—3.0%
Adjustable Rate Mortgage Trust 3.472%, 03/25/36 (b)	1,832,650	1,346,467
American Home Mortgage Assets Trust 1.177%, 11/25/46 (b)	369,684	187,583
1.197%, 10/25/46 (b)	737,333	523,477

Collateralized Mortgage Obligations—(Continued)
Angel Oak Mortgage Trust 4.500%, 11/25/45	1,740,000	1,736,942
Banc of America Alternative Loan Trust 5.500%, 10/25/35	2,255,783	2,053,277
Bear Stearns Asset-Backed Securities I Trust 5.750%, 02/25/36	4,214,928	3,368,431
6.250%, 12/25/35	3,609,972	3,522,891
COLT Funding LLC 3.195%, 12/26/45 (144A) (b)	1,646,238	1,646,238
Countrywide Alternative Loan Trust 0.361%, 04/25/47 (b)	1,208,227	1,015,214
0.562%, 05/25/47 (b)	4,986,516	4,070,862
0.592%, 03/20/47 (b)	2,961,469	2,292,678
0.602%, 07/20/46 (b)	4,735,144	3,436,981
0.612%, 10/25/46 (b)	2,112,764	1,851,161
0.632%, 07/25/46 (b)	2,551,662	2,131,125
0.722%, 01/25/36 (b)	1,000,222	820,607
1.987%, 11/25/46 (b)	5,029,055	4,230,893
5.500%, 04/25/37	1,395,282	1,169,789
6.000%, 02/25/36	1,783,633	1,500,866
6.000%, 05/25/37	4,678,913	3,635,848
6.500%, 09/25/37	10,918,271	8,514,070
Countrywide Home Loan Mortgage Pass-Through Trust 0.622%, 04/25/46 (b)	1,077,014	871,986
1.217%, 04/25/46 (b)	5,568,615	3,085,871
Credit Suisse Mortgage Capital Certificates 0.401%, 03/27/36 (144A) (b)	3,133,816	1,925,646
0.428%, 02/27/36 (144A) (b)	895,000	703,917
2.450%, 03/27/37 (144A) (b)	1,021,655	1,006,676
3.151%, 08/27/46 (144A) (b)	3,649,854	3,575,615
CSMC Series 2015-10R 4.750%, 07/27/37 (144A) (b)	1,491,118	1,487,857
Deutsche ALT-A Securities Mortgage Loan Trust 0.572%, 12/25/36 (b)	4,593,163	3,714,469
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 0.922%, 01/27/37 (144A) (b)	686,011	1,326,036
Fannie Mae Connecticut Avenue Securities 4.822%, 01/25/24 (b)	2,721,000	2,701,083
5.672%, 10/25/23 (b)	7,415,000	7,684,348
GreenPoint Mortgage Funding Trust 2.257%, 03/25/36 (b)	282,479	221,881
GSR Mortgage Loan Trust 6.000%, 07/25/37	1,438,092	1,303,407
JPMorgan Alternative Loan Trust 0.632%, 03/25/37 (b)	1,999,579	1,357,067
2.782%, 05/25/37	539,791	444,674
JPMorgan Mortgage Trust 6.500%, 08/25/36	529,859	450,075
Litigation Fee Residual Funding LLC 3.500%, 10/30/27	4,250,000	4,241,500
LSTAR Securities Investment Trust 2.244%, 01/01/20 (144A) (b)	1,740,546	1,718,510
2.244%, 03/01/20 (144A) (b)	2,586,145	2,548,901

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
LSTAR Securities Investment Trust 2.244%, 11/02/20 (144A) (b)	1,645,029	$1,616,756
3.344%, 09/01/21 (144A) (b)	8,512,413	8,501,002
3.744%, 11/02/20 (144A) (b)	350,000	339,555
MASTR Resecuritization Trust 0.656%, 08/25/37 (144A) (b)	1,940,080	1,368,724
Merrill Lynch Mortgage Investors Trust 2.709%, 05/25/36 (b)	2,901,387	2,352,664
Morgan Stanley Re-REMIC Trust 0.993%, 06/26/47	572,702	519,813
Morgan Stanley Resecuritization Trust 0.364%, 11/26/33 (144A) (b)	1,992,252	1,789,452
Residential Accredit Loans, Inc. Trust 0.582%, 02/25/37 (b)	490,490	398,900
0.612%, 07/25/37 (b)	1,254,892	995,923
Structured Adjustable Rate Mortgage Loan Trust 2.697%, 04/25/47 (b)	2,130,018	1,663,989
Structured Asset Mortgage Investments II Trust 0.612%, 06/25/36 (b)	1,296,786	1,022,885
0.652%, 02/25/36 (b)	2,967,234	2,318,062
Structured Asset Mortgage Investments Trust 0.652%, 02/25/36 (b)	706,577	546,150
Wells Fargo Mortgage-Backed Securities Trust 2.734%, 07/25/36 (b)	857,618	846,198

		113,704,992

Commercial Mortgage-Backed Securities—5.3%
BAMLL Commercial Mortgage Securities Trust 3.596%, 04/14/33 (144A) (b)	2,010,000	1,744,890
Banc of America Commercial Mortgage Trust 5.421%, 10/10/45	280,000	283,920
5.451%, 01/15/49	1,002,155	1,027,966
5.482%, 01/15/49 (b)	630,000	645,126
5.558%, 06/10/49 (b)	7,815,680	8,046,272
5.772%, 02/10/51 (b)	2,590,000	2,694,404
Barclays Commercial Mortgage Trust 3.375%, 03/12/36 (144A)	800,000	782,739
Bayview Commercial Asset Trust 0.722%, 10/25/36 (144A) (b)	406,567	329,509
3.172%, 07/25/38 (144A) (b)	1,313,767	1,317,215
BB-UBS Trust 0.596%, 11/05/36 (144A) (b) (c)	85,480,000	4,069,908
Bear Stearns Commercial Mortgage Securities Trust 5.317%, 02/11/44	5,455,482	5,617,787
5.722%, 06/11/40 (b)	1,281,000	1,333,442
BHMS Mortgage Trust 1.769%, 07/05/33 (144A) (b)	2,695,000	2,695,264
BXHTL Mortgage Trust 4.221%, 05/15/29 (144A) (b)	410,000	384,857

Commercial Mortgage-Backed Securities—(Continued)
Carefree Portfolio Trust 3.581%, 11/15/19 (144A) (b)	2,215,000	2,227,009
CD Mortgage Trust 6.119%, 11/15/44 (b)	2,530,500	2,684,973
CDGJ Commercial Mortgage Trust 1.731%, 12/15/27 (144A) (b)	4,070,000	4,044,470
Citigroup Commercial Mortgage Trust 1.081%, 06/15/33 (144A) (b)	5,275,000	5,220,168
3.518%, 05/10/35 (144A) (b)	680,000	614,014
COBALT CMBS Commercial Mortgage Trust 5.766%, 05/15/46 (b)	4,494,000	4,717,477
Commercial Mortgage Pass-Through Certificates 0.060%, 02/10/35 (144A) (b) (c)	60,958,000	484,007
1.502%, 03/10/46 (b) (c)	38,306,238	2,010,614
1.742%, 01/10/46 (b) (c)	81,468,810	5,598,154
3.367%, 02/10/28 (144A)	3,665,000	3,692,836
3.400%, 10/05/30 (144A)	4,845,000	4,844,804
3.611%, 08/10/49 (144A) (b)	766,000	780,052
3.801%, 06/11/27 (144A)	1,045,000	1,034,099
4.331%, 10/15/31 (144A) (b)	2,845,000	2,746,319
5.543%, 12/11/49 (144A) (b)	2,690,000	2,767,874
Core Industrial Trust 3.077%, 02/10/34 (144A)	1,990,000	1,973,748
Credit Suisse Commercial Mortgage Trust 5.448%, 01/15/49 (b)	5,729	5,714
Credit Suisse First Boston Mortgage Securities Corp. 4.771%, 07/15/37	21,568	21,554
CSAIL Commercial Mortgage Trust 3.801%, 04/15/50 (144A) (b)	360,000	283,040
DBRR Trust 1.636%, 12/18/49 (144A) (b)	2,190,986	2,190,986
5.713%, 06/17/49 (144A) (b)	3,160,000	3,263,521
Del Coronado Trust 5.331%, 03/15/18 (144A) (b)	2,555,000	2,550,401
Extended Stay America Trust 2.675%, 12/05/31 (144A)	3,210,000	3,191,889
2.958%, 12/05/31 (144A)	4,640,000	4,644,103
GAHR Commericial Mortgage Trust 3.382%, 12/15/19 (144A) (b)	5,307,000	4,854,823
Greenwich Capital Commercial Mortgage Trust 5.867%, 12/10/49 (b)	520,000	540,184
GS Mortgage Securities Corp. II 1.620%, 02/10/46 (b) (c)	101,276,801	8,419,110
3.435%, 12/10/27 (144A) (b)	7,062,358	6,745,646
GS Mortgage Securities Trust 5.635%, 04/10/38 (b)	820,000	819,223
Hilton USA Trust 0.088%, 11/05/30 (144A) (b) (c)	64,000,000	640
4.453%, 11/05/30 (144A) (b)	6,747,000	6,744,341
JPMBB Commercial Mortgage Securities Trust 1.205%, 10/15/48 (b) (c)	5,099,097	353,843

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
JPMBB Commercial Mortgage Securities Trust 4.561%, 09/15/47 (144A) (b)	420,000	$332,010
JPMorgan Chase Commercial Mortgage Securities Corp. 1.869%, 12/15/47 (b) (c)	9,565,052	729,837
JPMorgan Chase Commercial Mortgage Securities Trust 0.583%, 04/15/46 (b) (c)	4,900,000	176,452
1.581%, 01/15/32 (144A) (b)	330,000	328,250
1.731%, 11/15/31 (144A) (b)	3,355,000	3,336,066
1.817%, 02/12/51 (b)	1,270,672	1,254,511
3.429%, 06/10/27 (144A)	1,140,000	1,168,843
3.631%, 01/15/32 (144A) (b)	880,000	873,720
3.958%, 04/15/46 (b)	2,230,000	2,140,599
4.401%, 01/15/49	970,000	814,981
4.901%, 01/15/49	320,000	304,130
5.431%, 06/12/47 (b)	11,106,227	11,354,183
5.464%, 01/15/49 (b)	140,000	142,612
5.593%, 05/12/45	1,866,000	1,889,682
6.079%, 02/12/51 (b)	177,000	179,865
LB-UBS Commercial Mortgage Trust 5.484%, 02/15/40	670,000	676,727
Merrill Lynch Mortgage Trust 5.836%, 06/12/50 (b)	2,926,907	3,014,346
ML-CFC Commercial Mortgage Trust 5.204%, 12/12/49	970,000	995,488
5.743%, 06/12/50 (b)	1,601,819	1,662,282
Morgan Stanley Bank of America Merrill Lynch Trust 1.196%, 11/15/46 (b) (c)	33,110,099	2,092,178
3.060%, 10/15/48 (144A)	660,000	464,822
3.068%, 10/15/48	1,300,000	896,279
Morgan Stanley Capital I Trust 0.487%, 02/12/44 (b)	720,000	702,119
3.081%, 08/15/26 (144A) (b)	300,000	299,336
5.406%, 03/15/44	3,090,000	3,171,765
5.723%, 04/12/49 (b)	2,375,000	2,460,917
Morgan Stanley Re-REMIC Trust Zero Coupon, 03/23/51 (144A) (k)	766,835	736,161
1.000%, 03/27/51 (144A)	591,985	589,203
2.000%, 07/27/49 (144A)	1,949,748	1,939,025
5.795%, 08/15/45 (144A) (b)	1,560,000	1,618,621
RBSCF Trust 5.952%, 02/16/51 (144A) (b)	8,460,206	8,589,911
SCG Trust 1.731%, 11/15/26 (144A) (b)	5,285,000	5,301,682
2.281%, 11/15/26 (144A) (b)	3,290,000	3,270,132
STRIPs, Ltd. 0.500%, 12/25/44 (144A)	2,370,000	2,338,716
1.500%, 12/25/44 (144A)	2,082,149	2,073,821
UBS-Barclays Commercial Mortgage Trust 3.531%, 02/15/28 (144A) (b)	950,000	938,021
VFC LLC 2.750%, 07/20/30 (144A)	524,964	524,577

Commercial Mortgage-Backed Securities—(Continued)
Wachovia Bank Commercial Mortgage Trust 5.339%, 11/15/48	945,000	964,506
5.632%, 10/15/48 (b)	341,000	345,149
5.672%, 10/15/48 (b)	50,000	48,936
5.952%, 02/15/51 (b)	574,398	585,400
Wells Fargo Commercial Mortgage Trust 1.002%, 02/15/48 (b) (c)	8,875,519	583,424
3.809%, 12/15/48	360,000	368,581
3.852%, 11/15/48	1,600,000	1,175,704
Wells Fargo Resecuritization Trust 1.750%, 08/20/21 (144A)	811,034	811,034
WF-RBS Commercial Mortgage Trust 0.983%, 11/15/47 (b) (c)	25,770,897	1,565,162
1.210%, 05/15/47 (b) (c)	12,095,662	786,249
1.434%, 03/15/47 (b) (c)	27,252,851	1,957,515
1.441%, 03/15/48 (144A) (b) (c)	63,291,810	4,234,842

		203,851,307

Total Mortgage-Backed Securities (Cost $335,775,571)		317,556,299

Foreign Government—2.7%

Sovereign—2.7%
Brazilian Government International Bond 4.250%, 01/07/25 (g)	1,356,000	1,091,580
Colombia Government International Bond 4.000%, 02/26/24 (g)	5,175,000	4,929,187
Deutsche Bundesrepublik Inflation Linked Bond 0.100%, 04/15/26 (EUR) (e)	16,265,725	18,570,387
Hellenic Republic Government Bonds 3.000%, 02/24/23 (EUR) (l)	62,739	50,659
3.000%, 02/24/24 (EUR) (l)	62,739	49,057
3.000%, 02/24/25 (EUR) (l)	62,739	47,966
3.000%, 02/24/26 (EUR) (l)	62,739	46,363
3.000%, 02/24/27 (EUR) (l)	62,739	45,211
3.000%, 02/24/28 (EUR) (l)	62,739	44,244
3.000%, 02/24/29 (EUR) (l)	62,739	43,822
3.000%, 02/24/30 (EUR) (l)	62,739	42,607
3.000%, 02/24/31 (EUR) (l)	62,739	41,342
3.000%, 02/24/32 (EUR) (l)	62,739	40,864
3.000%, 02/24/33 (EUR) (l)	62,739	40,052
3.000%, 02/24/34 (EUR) (l)	62,739	39,786
3.000%, 02/24/35 (EUR) (l)	62,739	38,802
3.000%, 02/24/36 (EUR) (l)	62,739	38,420
3.000%, 02/24/37 (EUR) (l)	62,739	38,182
3.000%, 02/24/38 (EUR) (l)	62,739	38,009
3.000%, 02/24/39 (EUR) (l)	62,739	38,836
3.000%, 02/24/40 (EUR) (l)	62,739	38,799
3.000%, 02/24/41 (EUR) (l)	62,739	38,844
3.000%, 02/24/42 (EUR) (l)	62,739	38,782
Indonesia Government International Bond 3.375%, 04/15/23 (144A)	2,016,000	1,873,352

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Indonesia Government International Bond 4.750%, 01/08/26 (144A) (g)	2,428,000	$2,398,043
5.375%, 10/17/23 (144A)	1,350,000	1,403,579
5.875%, 01/15/24 (144A)	3,964,000	4,246,689
6.625%, 02/17/37	593,000	621,337
Indonesia Treasury Bond 8.375%, 03/15/34 (IDR)	21,345,000,000	1,449,973
Mexican Bonos 4.750%, 06/14/18 (MXN)	112,503,200	6,559,000
8.000%, 12/07/23 (MXN)	81,000,000	5,260,392
Mexico Government International Bond 4.000%, 10/02/23	18,880,000	19,125,440
Perusahaan Penerbit SBSN Indonesia III 4.325%, 05/28/25 (144A)	2,221,000	2,118,390
Peruvian Government International Bond 7.350%, 07/21/25	2,900,000	3,635,875
Poland Government Bonds 2.500%, 07/25/26 (PLN)	17,770,000	4,264,478
3.250%, 07/25/25 (PLN)	10,018,000	2,626,694
Russian Federal Bond - OFZ 7.000%, 08/16/23 (RUB)	19,050,000	225,536
Russian Foreign Bond - Eurobond 5.625%, 04/04/42	1,600,000	1,513,600
Slovenia Government Bond 4.625%, 09/09/24 (EUR)	1,705,000	2,316,643
Slovenia Government International Bonds 4.125%, 02/18/19 (144A)	2,015,000	2,118,269
5.250%, 02/18/24 (144A)	1,493,000	1,647,899
5.500%, 10/26/22 (144A)	2,338,000	2,609,638
Turkey Government International Bond 5.750%, 03/22/24 (g)	10,500,000	11,093,460

Total Foreign Government (Cost $106,257,081)		102,540,088

Municipals—2.2%
Arizona Health Facilities Authority 1.028%, 01/01/37 (b)	1,140,000	1,032,031
Bay Area Toll Authority 6.918%, 04/01/40	1,280,000	1,689,574
Bay Area Toll Bridge Authority, Build America Bonds 7.043%, 04/01/50	460,000	634,050
Board of Governors of Colorado State University System 5.000%, 03/01/45	445,000	506,966
California State Public Works Board 8.361%, 10/01/34	760,000	1,078,630
Central Texas Turnpike System 5.000%, 08/15/37	500,000	560,045
Charleston SC Waterworks & Sewer System Revenue 5.000%, 01/01/45	645,000	753,695
Clark County School District 5.000%, 06/15/26	675,000	832,079
5.000%, 06/15/27	675,000	826,713
Municipals—(Continued)
Security Description	Principal Amount*	Value
Clark County School District 5.000%, 06/15/28	720,000	875,448
County of Miami-Dade FL Aviation Revenue 5.000%, 10/01/38	1,850,000	2,070,705
Delaware Transportation Authority 5.000%, 06/01/55	570,000	638,468
Golden State Tobacco Securitization Corp. 5.000%, 06/01/40	350,000	399,882
Grant County Public Utility District No. 2 4.584%, 01/01/40	315,000	311,696
Los Angeles Community College District 6.600%, 08/01/42	1,480,000	2,004,778
Los Angeles Department of Water & Power Revenue, Build America Bonds 6.603%, 07/01/50	565,000	770,400
Los Angeles, Unified School District, Build America Bonds 6.758%, 07/01/34	640,000	843,277
Massachusetts Development Finance Agency 5.000%, 07/01/44	2,685,000	2,926,194
5.000%, 08/15/45	335,000	378,902
Massachusetts Educational Financing Authority 5.000%, 01/01/22	1,000,000	1,123,400
Metropolitan Pier & Exposition Authority 5.000%, 06/15/52	505,000	520,963
Metropolitan St. Louis Sewer District 5.000%, 05/01/45	650,000	761,904
Metropolitan Transportation Authority Build America Bonds 5.250%, 11/15/55	2,170,000	2,478,184
6.668%, 11/15/39	170,000	222,120
6.687%, 11/15/40	590,000	778,310
6.814%, 11/15/40	1,005,000	1,331,283
Metropolitan Washington Airports Authority Dulles Toll Road Revenue 7.462%, 10/01/46	560,000	753,525
Miami-Dade County Educational Facilities Authority 5.073%, 04/01/50	655,000	688,051
Municipal Electric Authority of Georgia, Build America Bonds 6.637%, 04/01/57	1,000,000	1,200,110
New Jersey State Turnpike Authority 7.414%, 01/01/40	1,451,000	2,060,783
New York City Transitional Finance Authority Building Aid Revenue 5.000%, 07/15/36	560,000	656,751
New York City Water & Sewer System 5.375%, 06/15/43	2,360,000	2,731,771
5.500%, 06/15/43	2,825,000	3,298,131
5.750%, 06/15/41	675,000	855,482
5.882%, 06/15/44	1,150,000	1,493,298
New York State Dormitory Authority Build America Bonds 5.389%, 03/15/40	1,075,000	1,281,938

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

Municipals—(Continued)

Security Description	Principal Amount*	Value
New York State Thruway Authority 5.000%, 01/01/31	730,000	$858,714
New York State Urban Development Corp. 5.000%, 03/15/44	965,000	1,104,211
North Carolina Department of Transportation 5.000%, 06/30/54	1,000,000	1,054,040
North Carolina State Medical Care Commission 5.000%, 06/01/40	340,000	384,040
Orange County Local Transportation Authority 6.908%, 02/15/41	1,420,000	1,922,765
Orange County Sanitation District 5.000%, 02/01/34	500,000	593,330
Pennsylvania Economic Development Financing Authority 5.000%, 12/31/38	1,000,000	1,091,210
Port Authority of New York & New Jersey 4.960%, 08/01/46	1,910,000	2,100,828
Regents of the University of California Medical Center Pooled Revenue 6.583%, 05/15/49	1,455,000	1,879,758
Sacramento County CA, Airport System Revenue 5.250%, 07/01/39	500,000	539,600
Salt River Arizona Project Agricultural Improvement & Power District 5.000%, 12/01/45	750,000	871,418
San Antonio Service Board, Build America Bonds 5.808%, 02/01/41	470,000	590,696
San Jose CA, Airport Revenue 5.000%, 03/01/37	860,000	894,864
State of California General Obligation Unlimited, Build America Bonds 4.988%, 04/01/39	790,000	812,728
7.500%, 04/01/34	1,125,000	1,569,791
7.550%, 04/01/39	1,375,000	1,997,201
7.600%, 11/01/40	4,580,000	6,797,865
State of Connecticut General Obligation Unlimited 5.000%, 11/15/32	645,000	761,003
State of Illinois, Build America Bonds 5.100%, 06/01/33	5,120,000	4,841,728
State of Washington General Obligation Unlimited 5.000%, 07/01/28	650,000	787,046
University of California CA, Revenue 4.858%, 05/15/2112	980,000	931,363
Utah Transit Authority Series A 5.000%, 06/15/27	3,500,000	4,331,355
Utility Debt Securitization Authority 5.000%, 12/15/36	975,000	1,167,485
Municipals—(Continued)
Security Description	Shares/ Principal/ Notional Amount*	Value
Utility Debt Securitization Authority 5.000%, 12/15/37	695,000	830,205
Wisconsin Department of Transportation 5.000%, 07/01/31	690,000	829,346
Wisconsin Health & Educational Facilities Authority 5.000%, 08/15/39	965,000	1,072,279

Total Municipals (Cost $80,156,455)		81,984,406

Preferred Stocks—0.4%

Banks—0.4%
Citigroup Capital XIII, 6.692% (b)	292,339	7,597,891
GMAC Capital Trust I, 8.125% (b)	250,000	6,340,000

		13,937,891

Diversified Financial Services—0.0%
RBS Capital Funding Trust V Series E, 5.900%	4,782	117,350
RBS Capital Funding Trust VII Series G, 6.080%	4,878	121,609

		238,959

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp. Series Z, 8.375% (b) (g)	70,000	238,000
Federal National Mortgage Association Series S, 8.250% (b)	70,000	245,000

		483,000

Total Preferred Stocks (Cost $15,035,822)		14,659,850

Purchased Options—0.1%

Currency Options—0.1%
EUR Call/RUB Put, Strike Price RUB 75.00, Expires 02/1/16 (Counterparty - Deutsche Bank AG) (EUR)	1,630,000	94,593
EUR Call/USD Put, Strike Price USD 1.0825, Expires 03/3/16 (Counterparty - Deutsche Bank AG) (EUR)	76,355,000	1,551,703
EUR Put/PLN Call, Strike Price PLN 4.2, Expires 01/11/16 (Counterparty - Deutsche Bank AG) (EUR)	2,460,000	1,871
EUR Put/PLN Call, Strike Price PLN 4.2, Expires 1/21/2016 (Counterparty - JPMorgan Chase Bank N.A.) (EUR)	3,100,000	4,717

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

Purchased Options—(Continued)

Security Description	Notional Amount*	Value

Currency Options—(Continued)
EUR Put/PLN Call, Strike Price PLN 4.23, Expires 01/15/16 (Counterparty - Deutsche Bank AG) (EUR)	1,870,000	$4,471
EUR Put/RUB Call, Strike Price RUB 69.00, Expires 02/1/16 (Counterparty - Deutsche Bank AG) (EUR)	1,630,000	3,543
EUR Put/USD Call, Strike Price USD 1.0825, Expires 03/3/16 (Counterparty - Deutsche Bank AG) (EUR)	76,355,000	1,111,916
JPY Call/KRW Put, Strike Price KRW 9.70, Expires 03/9/16 (Counterparty - BNP Paribas S.A.) (JPY)	146,606,000	29,396
JPY Call/KRW Put, Strike Price KRW 9.85, Expires 02/16/16 (Counterparty - HSBC Bank plc) (JPY)	365,000,000	39,174
JPY Call/KRW Put, Strike Price KRW 9.85, Expires 3/17/16 (Counterparty - HSBC Bank plc) (JPY)	547,500,000	85,636
USD Call/CAD Put, Strike Price CAD 1.35, Expires 03/7/16 (Counterparty - JPMorgan Chase Bank N.A.)	2,253,000	67,590
USD Call/MXN Put, Strike Price MXN 17.15, Expires 01/7/16 (Counterparty - Goldman Sachs International)	1,692,000	13,028
USD Put/JPY Call, Strike Price JPY 121.50, Expires 02/9/16 (Counterparty - Citibank N.A.)	1,869,000	31,025
USD Call/BRL Put, Strike Price BRL 4.05, Expires 01/20/16 (Counterparty - Morgan Stanley Capital Services, LLC)	1,189,000	17,597
USD Call/CNH Put, Strike Price CNH 6.55, Expires 02/29/16 (Counterparty - Bank of America N.A.)	42,140,000	733,236
USD Call/SAR Put, Strike Price SAR 3.778, Expires 08/16/16 (Counterparty - BNP Paribas S.A.)	20,475,000	247,277
USD Call/SAR Put, Strike Price SAR 3.778, Expires 08/16/16 (Counterparty - Citibank N.A.)	20,450,000	246,975

		4,283,748

Interest Rate Swaptions—0.0%
Call - OTC - 10 Year Interest Rate Swap, Exercise Rate 2.00%, Expires 01/19/16 (Counterparty - JPMorgan Chase Bank N.A.)	83,335,000	55,218

Options on Exchange-Traded Futures Contracts—0.0%
Put - Eurodollar Midcurve 1 Year Futures @ 98.375, Expires 03/11/16	3,939	270,806

Total Purchased Options (Cost $5,520,542)		4,609,772

Short-Term Investments—1.7%
Security Description	Shares/ Principal Amount*	Value

Mutual Fund—1.4%
State Street Navigator Securities Lending MET Portfolio (m)	53,450,498	53,450,498

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $13,108,631 on 01/04/16, collateralized by $12,660,000 U.S. Treasury Notes with rates ranging from 1.375% - 3.500%, maturity dates ranging from 03/31/20 - 07/31/20, with a value of $13,376,100.	13,108,587	13,108,587

Total Short-Term Investments (Cost $66,559,085)		66,559,085

Total Investments—108.8% (Cost $4,213,798,144) (n)		4,153,107,095
Other assets and liabilities (net)—(8.8)%		(334,779,824)

Net Assets—100.0%		$3,818,327,271

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Interest only security.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2015, the market value of securities pledged was $6,393,404.
(e)	Principal amount of security is adjusted for inflation.
(f)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of December 31, 2015, the value of securities pledged amounted to $106,735,604.
(g)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $93,861,610 and the collateral received consisted of cash in the amount of $53,450,498 and non-cash collateral with a value of $43,456,405. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(i)	Non-income producing; security is in default and/or issuer is in bankruptcy.

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

(j)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2015, the market value of restricted securities was $8, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(k)	Principal only security.
(l)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(m)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(n)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $4,222,713,675. The aggregate unrealized appreciation and depreciation of investments were $89,942,705 and $(159,549,285), respectively, resulting in net unrealized depreciation of $(69,606,580) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, the market value of 144A securities was $573,722,811, which is 15.0% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(ARM)—	Adjustable-Rate Mortgage
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(PLN)—	Polish Zloty
(REMIC)—	Real Estate Mortgage Investment Conduit
(RUB)—	Russian Ruble

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Knollwood CDO, Ltd. 3.518%, 01/10/39	02/10/04	$787,392	$787,392	$8

Reverse Repurchase Agreements

Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Net Closing Amount
Bank of America N.A.	0.200%	12/30/15	01/04/16	USD	46,723,898	$46,723,898
Bank of America N.A.	0.500%	12/30/15	01/04/16	USD	59,625,000	59,625,000

Total						$106,348,898

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 15 Yr. Pool	3.000%	TBA	(17,838,000)	$(18,420,019)	$(18,375,691)
Fannie Mae 15 Yr. Pool	3.500%	TBA	(49,780,000)	(52,269,000)	(52,130,960)
Fannie Mae 15 Yr. Pool	4.000%	TBA	(13,330,000)	(13,900,691)	(13,898,608)
Fannie Mae 30 Yr. Pool	3.000%	TBA	(1,000,000)	(996,027)	(998,017)
Fannie Mae 30 Yr. Pool	3.000%	TBA	(3,725,000)	(3,737,195)	(3,725,034)
Fannie Mae 30 Yr. Pool	3.500%	TBA	(40,317,000)	(41,562,597)	(41,595,984)
Fannie Mae 30 Yr. Pool	3.500%	TBA	(77,630,000)	(79,768,088)	(79,925,889)
Fannie Mae 30 Yr. Pool	4.000%	TBA	(5,890,000)	(6,217,551)	(6,232,632)
Fannie Mae 30 Yr. Pool	4.500%	TBA	(5,200,000)	(5,606,250)	(5,606,818)
Fannie Mae 30 Yr. Pool	4.500%	TBA	(28,507,000)	(30,734,893)	(30,783,997)
Fannie Mae 30 Yr. Pool	5.000%	TBA	(14,900,000)	(16,371,375)	(16,378,885)
Fannie Mae 30 Yr. Pool	5.000%	TBA	(46,030,000)	(50,646,409)	(50,664,287)
Freddie Mac 15 Yr. Gold Pool	3.000%	TBA	(6,046,000)	(6,234,118)	(6,230,243)
Freddie Mac 30 Yr. Gold Pool	3.500%	TBA	(11,912,000)	(12,278,666)	(12,262,031)
Freddie Mac 30 Yr. Gold Pool	3.500%	TBA	(42,300,000)	(43,348,688)	(43,450,442)
Freddie Mac 30 Yr. Gold Pool	4.500%	TBA	(3,793,000)	(4,087,550)	(4,086,009)
Ginnie Mae I 30 Yr. Pool	3.500%	TBA	(16,800,000)	(17,411,625)	(17,478,218)
Ginnie Mae I 30 Yr. Pool	4.000%	TBA	(4,728,000)	(5,000,599)	(5,015,373)
Ginnie Mae I 30 Yr. Pool	4.500%	TBA	(3,100,000)	(3,328,625)	(3,340,250)
Ginnie Mae II 30 Yr. Pool	5.000%	TBA	(1,200,000)	(1,299,375)	(1,298,861)
Ginnie Mae II 30 Yr. Pool	3.500%	TBA	(2,027,000)	(2,116,631)	(2,113,068)

Totals				$(415,335,972)	$(415,591,297)

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	1,484,256	BNP Paribas S.A.	01/05/16	USD	380,111	$(4,943)
BRL	2,233,846	BNP Paribas S.A.	01/05/16	USD	572,077	(7,440)
BRL	3,630,375	Deutsche Bank AG	01/05/16	USD	929,721	(12,091)
BRL	1,472,438	Goldman Sachs International	01/05/16	USD	374,000	(1,820)
BRL	1,790,063	Goldman Sachs International	01/05/16	USD	461,000	(8,535)
BRL	3,250,563	Morgan Stanley Capital Services, LLC	01/05/16	USD	851,200	(29,573)
BRL	2,256,903	Royal Bank of Scotland plc	01/05/16	USD	561,000	9,465
BRL	1,731,516	UBS AG	01/05/16	USD	461,000	(23,334)
BRL	2,245,122	Goldman Sachs International	02/02/16	USD	561,000	907
CAD	1,572,366	BNP Paribas S.A.	01/15/16	USD	1,126,500	9,868
CAD	1,546,912	Royal Bank of Scotland plc	01/15/16	USD	1,126,500	(8,528)
CLP	553,880,495	BNP Paribas S.A.	01/04/16	USD	783,047	(1,348)
CLP	557,003,601	Credit Suisse International	01/04/16	USD	784,700	1,406
CLP	391,094,480	Credit Suisse International	01/21/16	USD	560,500	(9,588)
CLP	393,039,415	Credit Suisse International	01/21/16	USD	560,500	(6,848)
CNY	55,216,500	Bank of America N.A.	03/02/16	USD	8,430,000	42,911
COP	2,503,309,160	Credit Suisse International	01/15/16	USD	748,000	39,768
COP	1,197,079,813	Goldman Sachs International	01/21/16	USD	383,065	(6,585)
EUR	4,535,000	Morgan Stanley Capital Services, LLC	01/06/16	USD	4,926,789	1,751
EUR	576,000	Citibank N.A.	01/07/16	USD	634,265	(8,265)
EUR	577,000	Goldman Sachs International	01/07/16	USD	633,141	(6,053)
EUR	575,000	Royal Bank of Scotland plc	01/07/16	USD	629,576	(4,662)
IDR	15,793,357,500	JPMorgan Chase Bank N.A.	01/15/16	USD	1,128,500	14,978
IDR	12,962,607,500	HSBC Bank plc	03/11/16	USD	902,500	22,774
JPY	138,378,432	UBS AG	01/12/16	USD	1,136,000	15,498
JPY	120,180,075	JPMorgan Chase Bank N.A.	01/22/16	USD	992,000	8,254
JPY	2,332,432,987	Morgan Stanley Capital Services, LLC	03/16/16	USD	19,250,000	187,432
JPY	2,328,772,600	Royal Bank of Scotland plc	03/16/16	USD	19,250,000	156,928
MXN	15,774,853	Goldman Sachs International	01/05/16	USD	951,383	(36,076)
MXN	14,000,000	Morgan Stanley Capital Services, LLC	01/06/16	USD	810,122	2,142
MXN	16,147,213	Goldman Sachs International	01/08/16	USD	935,000	1,704
MXN	19,963,512	Goldman Sachs International	01/08/16	USD	1,195,000	(36,912)
MXN	10,667,052	Morgan Stanley Capital Services, LLC	01/11/16	USD	628,250	(9,589)
MXN	9,432,905	State Street Bank and Trust	01/15/16	USD	549,251	(2,326)
MXN	13,000,716	Deutsche Bank AG	01/19/16	USD	765,000	(11,426)
MXN	9,732,186	Goldman Sachs International	01/19/16	USD	560,500	3,617
MXN	9,738,731	Goldman Sachs International	01/19/16	USD	560,500	3,996
MXN	16,231,930	Goldman Sachs International	01/19/16	USD	953,333	(12,466)
MXN	19,452,562	Goldman Sachs International	01/19/16	USD	1,141,667	(14,118)
MXN	23,554,351	State Street Bank and Trust	01/20/16	USD	1,352,066	13,142
MXN	48,159,482	State Street Bank and Trust	01/20/16	USD	2,828,485	(37,168)
MXN	60,698,229	Citibank N.A.	01/26/16	USD	3,536,556	(20,003)
MXN	9,450,551	State Street Bank and Trust	02/10/16	USD	554,253	(7,316)
PLN	11,975,443	Standard Chartered Bank	01/15/16	USD	3,019,538	32,734
PLN	20,738,153	Standard Chartered Bank	01/15/16	USD	5,246,457	39,233
RUB	67,364,072	BNP Paribas S.A.	02/09/16	USD	959,698	(43,916)
TRY	2,338,409	BNP Paribas S.A.	01/08/16	USD	796,000	4,888
TRY	2,326,247	Morgan Stanley Capital Services, LLC	01/08/16	USD	796,000	722
TRY	8,603,229	Morgan Stanley Capital Services, LLC	01/14/16	USD	2,945,000	(3,552)
TRY	2,295,034	Deutsche Bank AG	01/15/16	USD	769,000	15,447
TRY	24,480,000	Deutsche Bank AG	02/02/16	USD	9,339,590	(1,015,424)
TRY	32,750,000	Deutsche Bank AG	02/02/16	USD	12,508,116	(1,371,823)
TWD	43,301,000	HSBC Bank plc	01/11/16	USD	1,325,000	(6,719)
ZAR	27,329,372	Deutsche Bank AG	01/04/16	USD	1,892,000	(124,824)

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	1,595,000	Standard Chartered Bank	01/06/16	USD	1,147,669	$(14,553)
AUD	600,000	State Street Bank and Trust	01/06/16	USD	436,618	(582)
AUD	250,000	State Street Bank and Trust	01/06/16	USD	180,590	(1,577)
BRL	2,233,846	BNP Paribas S.A.	01/05/16	USD	561,000	(3,637)
BRL	1,484,256	BNP Paribas S.A.	01/05/16	USD	374,000	(1,167)
BRL	3,630,375	Deutsche Bank AG	01/05/16	USD	922,000	4,370
BRL	1,790,063	Goldman Sachs International	01/05/16	USD	458,426	5,962
BRL	1,472,438	Goldman Sachs International	01/05/16	USD	377,084	4,904
BRL	3,250,563	Morgan Stanley Capital Services, LLC	01/05/16	USD	832,453	10,826
BRL	2,256,903	Royal Bank of Scotland plc	01/05/16	USD	577,982	7,517
BRL	3,196,469	State Street Bank and Trust	01/05/16	USD	851,200	43,246
BRL	1,731,516	UBS AG	01/05/16	USD	443,433	5,767
BRL	2,280,128	Royal Bank of Scotland plc	02/02/16	USD	561,000	(9,669)
CLP	553,880,495	BNP Paribas S.A.	01/04/16	USD	784,700	3,001
CLP	557,003,601	Credit Suisse International	01/04/16	USD	787,462	1,356
CLP	801,458,950	Credit Suisse International	01/21/16	USD	1,121,000	(7,968)
CNH	55,216,500	Standard Chartered Bank	03/02/16	USD	8,430,000	95,598
CNY	129,172,236	Standard Chartered Bank	06/01/16	USD	19,576,000	(150,489)
COP	2,469,896,000	Credit Suisse International	01/15/16	USD	748,000	(29,253)
COP	1,864,427,400	Credit Suisse International	01/19/16	USD	561,000	(25,480)
COP	1,275,907,039	Credit Suisse International	01/21/16	USD	383,066	(18,206)
EUR	3,072,000	Goldman Sachs International	01/06/16	USD	3,379,226	40,643
EUR	400,000	Royal Bank of Scotland plc	01/06/16	USD	435,276	565
EUR	125,000	State Street Bank and Trust	01/06/16	USD	136,038	191
EUR	20,636,000	UBS AG	01/06/16	USD	21,857,796	(568,963)
EUR	576,000	Goldman Sachs International	01/07/16	USD	634,873	8,872
EUR	1,592,000	Goldman Sachs International	01/11/16	USD	1,728,882	(1,497)
EUR	1,592,000	Goldman Sachs International	01/11/16	USD	1,723,797	(6,582)
EUR	2,053,435	Royal Bank of Scotland plc	01/15/16	USD	2,264,922	32,780
EUR	1,507,000	JPMorgan Chase Bank N.A.	01/19/16	USD	1,645,445	7,135
EUR	895,196	Morgan Stanley Capital Services, LLC	02/02/16	USD	949,283	(24,244)
EUR	17,570,000	Deutsche Bank AG	03/16/16	USD	19,098,309	(30,132)
GBP	2,325,000	BNP Paribas S.A.	01/06/16	USD	3,493,475	65,950
GBP	181,000	Royal Bank of Scotland plc	01/06/16	USD	271,860	5,029
IDR	22,202,742,254	HSBC Bank plc	01/14/16	USD	1,562,473	(45,494)
IDR	16,130,750,000	JPMorgan Chase Bank N.A.	01/15/16	USD	1,130,000	(37,906)
IDR	16,116,100,000	Standard Chartered Bank	01/15/16	USD	1,127,000	(39,845)
IDR	12,955,387,500	JPMorgan Chase Bank N.A.	03/11/16	USD	902,500	(22,258)
JPY	137,073,281	Standard Chartered Bank	01/12/16	USD	1,136,000	(4,638)
JPY	4,656,370,950	Morgan Stanley Capital Services, LLC	03/16/16	USD	38,500,000	(304,071)
KRW	1,172,990,400	HSBC Bank plc	01/22/16	USD	992,000	(7,906)
MXN	16,309,520	Goldman Sachs International	01/05/16	USD	951,383	5,053
MXN	73,400,000	Societe Generale	01/06/16	USD	4,418,530	159,947
MXN	21,413,301	Goldman Sachs International	01/11/16	USD	1,256,500	14,586
MXN	19,368,114	Morgan Stanley Capital Services, LLC	01/15/16	USD	1,166,416	43,442
MXN	19,508,221	Goldman Sachs International	01/19/16	USD	1,121,000	(9,775)
MXN	23,477,807	JPMorgan Chase Bank N.A.	01/20/16	USD	1,352,066	(8,705)
MXN	95,776,587	Royal Bank of Scotland plc	01/20/16	USD	5,689,642	138,443
MXN	19,933,321	Citibank N.A.	01/26/16	USD	1,165,375	10,537
MXN	19,935,447	Morgan Stanley Capital Services, LLC	01/26/16	USD	1,165,265	10,305
MXN	19,965,712	Morgan Stanley Capital Services, LLC	02/03/16	USD	1,166,859	10,806
MXN	76,697,707	Goldman Sachs International	02/10/16	USD	4,519,985	81,218
PLN	57,885,156	Citibank N.A.	01/15/16	USD	14,318,794	(434,833)
PLN	3,704,021	Goldman Sachs International	01/15/16	USD	936,472	(7,600)
RUB	88,035,016	BNP Paribas S.A.	02/09/16	USD	1,254,185	57,392
SAR	49,208,228	BNP Paribas S.A.	11/23/16	USD	12,902,000	(58,637)
SAR	49,930,847	Citibank N.A.	11/23/16	USD	13,098,333	(52,629)

See accompanying notes to financial statements.

MSF-28

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
SAR	36,807,843	Citibank N.A.	11/23/16	USD	9,685,000	$(9,580)
TRY	2,325,007	Goldman Sachs International	01/08/16	USD	797,000	702
TRY	2,320,114	Royal Bank of Scotland plc	01/08/16	USD	795,000	378
TRY	2,324,614	Goldman Sachs International	01/15/16	USD	769,000	(25,558)
TRY	49,397,676	Deutsche Bank AG	02/02/16	USD	17,409,486	612,326
TRY	7,832,324	Deutsche Bank AG	02/02/16	USD	2,760,874	97,575
TWD	43,804,500	JPMorgan Chase Bank N.A.	01/11/16	USD	1,325,000	(8,609)
ZAR	16,541,567	BNP Paribas S.A.	01/04/16	USD	1,135,200	65,587
ZAR	10,908,212	State Street Bank and Trust	01/04/16	USD	756,800	51,452
ZAR	16,434,788	JPMorgan Chase Bank N.A.	01/15/16	USD	1,041,000	(19,847)

Cross Currency Contracts to Buy
EUR	1,496,146	State Street Bank and Trust	01/08/16	PLN	6,453,683	(19,079)
EUR	774,000	JPMorgan Chase Bank N.A.	01/12/16	RUB	59,559,300	25,418
EUR	997,500	Deutsche Bank AG	01/12/16	RUB	77,944,650	16,497
EUR	580,500	Deutsche Bank AG	01/12/16	RUB	45,167,254	12,245
EUR	163,500	BNP Paribas S.A.	01/12/16	RUB	13,098,803	(1,719)
EUR	774,000	Deutsche Bank AG	01/18/16	RUB	60,054,660	20,201
EUR	853,020	Deutsche Bank AG	01/19/16	RUB	60,301,690	102,990
RUB	43,799,040	BNP Paribas S.A.	01/12/16	EUR	576,000	(26,096)
RUB	74,770,335	Deutsche Bank AG	01/12/16	EUR	967,500	(27,373)
RUB	68,699,016	BNP Paribas S.A.	01/12/16	EUR	972,000	(115,433)
RUB	60,650,640	Deutsche Bank AG	01/18/16	EUR	774,000	(12,051)
RUB	60,302,543	BNP Paribas S.A.	01/19/16	EUR	853,020	(102,978)
RUB	13,151,940	BNP Paribas S.A.	01/26/16	EUR	163,500	1,683

Net Unrealized Depreciation						$(2,677,830)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	03/21/16	322	USD	49,353,375	$154,124
U.S. Treasury Note 10 Year Futures	03/21/16	499	USD	63,005,335	(178,116)
U.S. Treasury Note 2 Year Futures	03/31/16	1,203	USD	261,761,534	(428,580)
U.S. Treasury Note 5 Year Futures	03/31/16	716	USD	84,886,149	(168,805)
U.S. Treasury Ultra Long Bond Futures	03/21/16	880	USD	138,934,896	710,104

Futures Contracts—Short
90 Day EuroDollar Futures	12/18/17	(2,380)	USD	(585,179,851)	741,101
Euro-Bobl Futures	03/08/16	(3)	EUR	(395,488)	3,780
Euro-Bund Futures	03/08/16	(139)	EUR	(21,859,539)	(99,265)

Net Unrealized Appreciation					$734,343

Written Options

Foreign Currency Written Options	Strike Price		Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
EUR Call/PLN Put	PLN	4.300	Deutsche Bank AG	01/11/16	(2,460,000)	$(13,425)	$(4,545)	$8,880
EUR Call/PLN Put	PLN	4.320	Deutsche Bank AG	01/15/16	(1,870,000)	(15,951)	(3,252)	12,699
EUR Call/RUB Put	RUB	71.000	Deutsche Bank AG	01/15/16	(2,031,000)	(59,440)	(221,160)	(161,720)
EUR Call/RUB Put	RUB	72.500	Deutsche Bank AG	02/01/16	(1,630,000)	(57,034)	(142,244)	(85,210)
EUR Call/USD Put	USD	1.083	BNP Paribas S.A.	03/03/16	(76,355,000)	(1,797,424)	(1,551,703)	245,721

See accompanying notes to financial statements.

MSF-29

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

Written Options—(Continued)

Foreign Currency Written Options	Strike Price		Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
EUR Put/PLN Call	PLN	4.120	Deutsche Bank AG	01/15/16	(1,870,000)	$(6,183)	$(609)	$5,574
EUR Put/RUB Call	RUB	72.000	Deutsche Bank AG	02/01/16	(1,630,000)	(59,737)	(4,783)	54,954
EUR Put/USD Call	USD	1.083	BNP Paribas S.A.	03/03/16	(76,355,000)	(1,768,164)	(1,111,916)	656,248
JPY Call/KRW Put	KRW	10.150	HSBC Bank plc	02/16/16	(365,000,000)	(22,798)	(16,398)	6,400
JPY Call/KRW Put	KRW	10.100	BNP Paribas S.A.	03/09/16	(146,606,000)	(14,271)	(11,831)	2,440
JPY Call/KRW Put	KRW	10.150	HSBC Bank plc	03/17/16	(547,500,000)	(53,791)	(45,551)	8,240
USD Call/BRL Put	BRL	4.250	Morgan Stanley & Co.	01/20/16	(1,189,000)	(11,498)	(4,756)	6,742
USD Call/CNH Put	CNH	6.880	Bank of America N.A.	02/29/16	(42,140,000)	(318,157)	(130,634)	187,523
USD Call/CNH Put	CNH	6.899	Deutsche Bank AG	06/01/16	(19,576,000)	(148,973)	(195,760)	(46,787)

Totals						$(4,346,846)	$(3,445,142)	$901,704

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day CDI	11.120%	01/04/16	Credit Suisse International	BRL	7,208,000	$(35,468)	$—	$(35,468)
Pay	1-Day CDI	11.255%	01/04/16	Deutsche Bank AG	BRL	6,692,000	(30,650)	—	(30,650)
Pay	1-Day CDI	11.360%	01/04/16	Credit Suisse International	BRL	27,646,823	(115,260)	—	(115,260)
Pay	1-Day CDI	11.720%	01/04/21	JPMorgan Chase Bank N.A.	BRL	1,306,000	(38,306)	—	(38,306)
Pay	1-Day CDI	11.825%	01/04/16	JPMorgan Chase Bank N.A.	BRL	32,000,000	(63,717)	—	(63,717)
Pay	1-Day CDI	11.850%	01/04/16	JPMorgan Chase Bank N.A.	BRL	17,400,000	(52,917)	—	(52,917)
Pay	1-Day CDI	11.910%	01/04/16	JPMorgan Chase Bank N.A.	BRL	13,920,000	(22,750)	—	(22,750)
Pay	1-Day CDI	12.050%	01/04/21	Bank of America N.A.	BRL	2,737,312	(73,503)	—	(73,503)
Pay	1-Day CDI	12.300%	01/04/16	Credit Suisse International	BRL	38,926,293	(91,334)	—	(91,334)
Pay	1-Day CDI	12.410%	01/04/21	Citibank N.A.	BRL	1,000,000	(24,150)	—	(24,150)
Pay	1-Day COLIBOR	5.700%	02/25/16	Credit Suisse International	COP	23,789,109,570	31,289	—	31,289
Pay	1-Day COLIBOR	5.700%	02/25/16	Credit Suisse International	COP	21,315,042,175	28,035	—	28,035
Pay	1-Day COLIBOR	5.700%	02/25/16	Credit Suisse International	COP	20,682,285,904	27,203	—	27,203
Pay	1-Day COLIBOR	5.720%	02/24/16	Goldman Sachs International	COP	24,423,820,606	37,011	—	37,011
Pay	28-Day TIIE	4.295%	12/18/17	Bank of America N.A.	MXN	137,079,700	16,920	—	16,920
Pay	28-Day TIIE	5.550%	01/13/25	Bank of America N.A.	MXN	48,971,509	(148,559)	—	(148,559)
Pay	28-Day TIIE	5.842%	11/14/24	Deutsche Bank AG	MXN	34,442,494	(59,531)	—	(59,531)
Pay	28-Day TIIE	5.850%	11/14/24	Deutsche Bank AG	MXN	14,974,997	(25,400)	—	(25,400)
Pay	28-Day TIIE	6.180%	12/08/25	Goldman Sachs International	MXN	25,115,876	(23,945)	—	(23,945)
Pay	28-Day TIIE	6.195%	12/08/25	Bank of America N.A.	MXN	33,207,876	(29,335)	—	(29,335)
Pay	28-Day TIIE	6.200%	12/08/25	UBS AG	MXN	22,765,248	(19,579)	—	(19,579)
Pay	28-Day TIIE	6.265%	12/05/25	Goldman Sachs International	MXN	37,673,815	(20,765)	—	(20,765)
Pay	28-Day TIIE	6.270%	12/05/25	Bank of America N.A.	MXN	2,209,451	(1,166)	—	(1,166)
Pay	28-Day TIIE	6.295%	12/05/25	Goldman Sachs International	MXN	41,205,734	(16,947)	—	(16,947)
Pay	28-Day TIIE	6.320%	07/17/25	Morgan Stanley Capital Services, LLC	MXN	40,086,000	(3,322)	—	(3,322)
Pay	28-Day TIIE	6.325%	07/17/25	Citibank N.A.	MXN	19,973,500	(1,325)	—	(1,325)
Pay	28-Day TIIE	6.330%	08/06/25	Citibank N.A.	MXN	59,593,000	(4,353)	—	(4,353)
Pay	3M KWCDC	1.920%	11/10/17	Deutsche Bank AG	KRW	6,513,071,110	35,117	—	35,117
Pay	6M EURIBOR	2.800%	11/10/41	Bank of America N.A.	EUR	8,300,000	2,390,518	—	2,390,518
Pay	7-Day China Fixing Repo Rates	2.120%	07/09/17	Deutsche Bank AG	CNY	23,523,871	(13,017)	—	(13,017)
Pay	7-Day China Fixing Repo Rates	2.245%	05/22/17	Bank of America N.A.	CNY	46,647,333	(9,603)	—	(9,603)
Pay	7-Day China Fixing Repo Rates	2.255%	11/12/17	Deutsche Bank AG	CNY	31,680,000	(7,924)	—	(7,924)
Receive	1-Day CDI	11.410%	01/04/21	Bank of America N.A.	BRL	5,126,000	163,189	—	163,189

See accompanying notes to financial statements.

MSF-30

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

Swap Agreements—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	1-Day CDI	11.800%	01/04/16	JPMorgan Chase Bank N.A.	BRL	33,569,015	$83,781	$—	$83,781
Receive	1-Day CDI	12.130%	01/04/16	JPMorgan Chase Bank N.A.	BRL	26,578,000	63,736	—	63,736
Receive	1-Day CDI	12.140%	01/04/16	JPMorgan Chase Bank N.A.	BRL	58,430,000	138,571	—	138,571
Receive	1-Day CDI	12.300%	01/04/16	Bank of America N.A.	BRL	59,593,576	139,826	—	139,826
Receive	28-Day TIIE	4.295%	12/18/17	Goldman Sachs International	MXN	102,033,758	12,594	—	12,594
Receive	28-Day TIIE	4.300%	12/07/17	Bank of America N.A.	MXN	12,027,855	1,217	—	1,217
Receive	28-Day TIIE	4.315%	12/18/17	UBS AG	MXN	91,294,772	9,226	—	9,226
Receive	28-Day TIIE	4.330%	12/15/17	Goldman Sachs International	MXN	155,012,825	12,239	—	12,239
Receive	28-Day TIIE	4.340%	12/15/17	Bank of America N.A.	MXN	15,916,285	1,079	—	1,079
Receive	28-Day TIIE	4.345%	12/15/17	Goldman Sachs International	MXN	176,596,890	10,993	—	10,993
Receive	28-Day TIIE	4.350%	12/07/17	Citibank N.A.	MXN	12,027,854	554	—	554
Receive	28-Day TIIE	4.550%	03/21/18	Barclays Bank plc	MXN	26,793,819	(1,191)	—	(1,191)
Receive	28-Day TIIE	4.700%	12/06/18	Bank of America N.A.	MXN	8,147,763	1,286	—	1,286
Receive	28-Day TIIE	4.760%	12/06/18	Citibank N.A.	MXN	8,147,763	487	—	487
Receive	28-Day TIIE	4.770%	12/05/18	Citibank N.A.	MXN	8,147,763	338	—	338
Receive	28-Day TIIE	4.850%	11/01/18	Bank of America N.A.	MXN	22,482,829	(3,178)	—	(3,178)
Receive	28-Day TIIE	6.307%	08/11/25	Deutsche Bank AG	MXN	74,533,884	12,813	—	12,813
Receive	28-Day TIIE	6.310%	08/11/25	Bank of America N.A.	MXN	20,079,000	3,416	—	3,416
Receive	28-Day TIIE	6.310%	08/11/25	Bank of America N.A.	MXN	20,079,000	3,416	—	3,416
Receive	3M KWCDC	1.690%	11/10/17	Deutsche Bank AG	KRW	6,513,071,110	(10,152)	—	(10,152)
Receive	3M KLIBOR	4.328%	11/06/20	Bank of America N.A.	MYR	9,099,000	(29,429)	—	(29,429)
Receive	3M KLIBOR	4.335%	09/18/20	Bank of America N.A.	MYR	9,099,000	(30,290)	—	(30,290)
Receive	3M KLIBOR	4.380%	10/09/20	Merrill Lynch Capital Services, Inc.	MYR	9,099,000	(34,260)	—	(34,260)
Receive	3M KLIBOR	4.410%	10/20/20	Citibank N.A.	MYR	7,338,500	(29,768)	—	(29,768)
Receive	3M KLIBOR	4.410%	10/20/20	Citibank N.A.	MYR	13,445,000	(54,539)	—	(54,539)
Receive	3M KLIBOR	4.415%	10/20/20	Citibank N.A.	MYR	6,515,000	(26,759)	—	(26,759)
Receive	3M KLIBOR	4.510%	09/23/20	Citibank N.A.	MYR	7,415,000	(37,675)	—	(37,675)
Receive	3M KLIBOR	4.510%	09/23/20	Barclays Bank plc	MYR	10,784,000	(54,793)	—	(54,793)
Receive	3M KLIBOR	4.550%	09/11/20	Citibank N.A.	MYR	9,100,000	(49,801)	—	(49,801)
Receive	3M KLIBOR	4.765%	09/29/20	Citibank N.A.	MYR	9,100,000	(69,663)	—	(69,663)
Receive	3M LIBOR	1.758%	06/25/22	JPMorgan Chase Bank N.A.	USD	18,000,000	153,871	—	153,871
Receive	6M EURIBOR	2.783%	11/10/41	Deutsche Bank AG	EUR	8,300,000	(2,355,535)	—	(2,355,535)

Totals							$(341,134)	$—	$(341,134)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	2.131%	08/25/25	USD	1,285,000	$(3,073)
Receive	3M LIBOR	0.648%	11/26/16	USD	14,540,000	19,499
Receive	3M LIBOR	1.256%	01/12/17	USD	223,619,000	(866,009)
Receive	3M LIBOR	2.272%	09/11/25	USD	955,000	(9,392)
Receive	3M LIBOR	2.383%	07/10/25	USD	72,000,000	(1,454,789)

Net Unrealized Depreciation						$(2,313,764)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015(b)	Notional Amount(c)	Unrealized Depreciation
CDX.NA.HY.25.V1	5.000%	12/20/20	4.726%	USD 2,801,400	$(19,681)

See accompanying notes to financial statements.

MSF-31

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Counterparty	Implied Credit Spread at December 31, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Australia & New Zealand Banking Group, Ltd. 3.750%, due 03/10/17	(1.000%	)	12/20/20	JPMorgan Chase Bank N.A.	0.810%	USD	2,499,083	$(22,507)	$(10,003)	$(12,504)
Australia & New Zealand Banking Group, Ltd., 3.750%, due 03/10/17	(1.000%	)	12/20/20	BNP Paribas S.A.	0.810%	USD	13,953,187	(125,659)	(41,747)	(83,912)
Australia & New Zealand Banking Group, Ltd., 3.750%, due 03/10/17	(1.000%	)	12/20/20	Deutsche Bank AG	0.810%	USD	7,860,000	(70,785)	(64,659)	(6,126)
Australia & New Zealand Banking Group, Ltd., 3.750%, due 03/10/17	(1.000%	)	12/20/20	Deutsche Bank AG	0.810%	USD	8,520,000	(76,729)	(42,392)	(34,337)
Australia & New Zealand Banking Group, Ltd., 3.750%, due 03/10/17	(1.000%	)	12/20/20	JPMorgan Chase Bank N.A.	0.810%	USD	2,267,730	(20,422)	(6,800)	(13,622)
Deutsche Bank AG 5.125%, due 08/31/17	(1.000%	)	12/20/20	Bank of America N.A.	0.952%	EUR	6,820,000	(17,478)	(49,642)	32,164
HSBC Bank plc 3.750%, due 11/30/16	(1.000%	)	12/20/20	BNP Paribas S.A.	0.681%	EUR	6,240,000	(106,565)	(17,857)	(88,708)
HSBC Bank plc 3.750%, due 11/30/16	(1.000%	)	12/20/20	JPMorgan Chase Bank N.A.	0.710%	EUR	7,130,000	(110,317)	(110,307)	(10)
HSBC Bank plc 3.750%, due 11/30/16	(1.000%	)	12/20/20	JPMorgan Chase Bank N.A.	0.681%	EUR	7,250,000	(123,813)	(66,231)	(57,582)
HSBC Bank plc, 3.750%, due 11/20/16	(1.000%	)	12/20/20	Citibank N.A.	0.710%	EUR	5,000,000	(77,361)	(17,198)	(60,163)
HSBC Bank plc, 3.750%, due 11/20/16	(1.000%	)	12/20/20	Citibank N.A.	0.710%	EUR	8,750,000	(135,382)	(35,083)	(100,299)
Loews Corp. 6.000%, due 02/01/35	(1.000%	)	12/20/20	Barclays Bank plc	0.247%	USD	2,145,000	(77,987)	(75,932)	(2,055)
Malaysia Government Bond 5.625%, due 03/15/16	(1.000%	)	12/20/20	Bank of America N.A.	1.827%	USD	926,534	35,334	52,269	(16,935)
Malaysia Government Bond 5.625%, due 03/15/16	(1.000%	)	12/20/20	Barclays Bank plc	1.827%	USD	856,350	32,658	45,648	(12,990)
Malaysia Government Bond 5.625%, due 03/15/16	(1.000%	)	12/20/20	Citibank N.A.	1.827%	USD	690,000	26,314	37,765	(11,451)
Malaysia Government Bond 5.625%, due 03/15/16	(1.000%	)	12/20/20	Citibank N.A.	1.827%	USD	690,000	26,314	38,685	(12,371)
Mexico Government International Bond 5.950%, due 03/19/19	(1.000%	)	06/20/20	JPMorgan Chase Bank N.A.	1.582%	USD	3,824,276	94,185	33,406	60,779
Mexico Government International Bond 5.950%, due 03/19/19	(1.000%	)	09/20/20	Bank of America N.A.	1.639%	USD	3,824,276	108,608	50,241	58,367
Morgan Stanley Capital Services, LLC	(1.000%	)	12/20/20	Citibank N.A.	1.349%	EUR	6,980,000	126,926	80,328	46,598
Penerbangan Malaysia Berhad, 5.625%, due 03/15/16	(1.000%	)	12/20/20	BNP Paribas S.A.	1.827%	USD	580,000	22,119	34,564	(12,445)
Penerbangan Malaysia Berhad, 5.625%, due 03/15/16	(1.000%	)	12/20/20	BNP Paribas S.A.	1.827%	USD	384,495	14,663	25,792	(11,129)
Penerbangan Malaysia Berhad, 5.625%, due 03/15/16	(1.000%	)	12/20/20	Barclays Bank plc	1.827%	USD	380,621	14,516	25,201	(10,685)
Philippine Government Bond 10.625%, due 03/16/25	(1.000%	)	12/20/20	Citibank N.A.	1.099%	USD	2,027,063	9,469	(2,962)	12,431
Philippine Government Bond 10.625%, due 03/16/25	(1.000%	)	12/20/20	Citibank N.A.	1.099%	USD	1,013,531	4,735	(512)	5,247
Philippine Government Bond 10.625%, due 03/16/25	(1.000%	)	12/20/20	Citibank N.A.	1.099%	USD	1,005,406	4,697	(508)	5,205

See accompanying notes to financial statements.

MSF-32

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Counterparty	Implied Credit Spread at December 31, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Republic of South Africa, 5.500%, due 03/09/20	(1.000%	)	12/20/20	Bank of America N.A.	3.319%	USD	930,000	$95,455	$95,954	$(499)
Republic of South Africa, 5.500%, due 03/09/20	(1.000%	)	12/20/20	Barclays Bank plc	3.319%	USD	1,860,000	190,910	192,666	(1,756)
Republic of South Africa, 5.500%, due 03/09/20	(1.000%	)	12/20/20	JPMorgan Chase Bank N.A.	3.319%	USD	1,007,000	103,358	100,064	3,294
Republic of South Africa, 5.500%, due 03/09/20	(1.000%	)	12/20/20	JPMorgan Chase Bank N.A.	3.319%	USD	940,000	96,482	98,135	(1,653)
Standard Chartered Bank 0.697%, due 09/02/17	(1.000%	)	12/20/20	BNP Paribas S.A.	1.349%	EUR	2,720,000	49,461	71,950	(22,489)
Standard Chartered Bank 0.697%, due 09/02/17	(1.000%	)	12/20/20	Bank of America N.A.	1.349%	EUR	7,640,000	138,927	152,792	(13,865)
Standard Chartered Bank 0.697%, due 09/02/17	(1.000%	)	12/20/20	Citibank N.A.	1.349%	EUR	6,430,000	116,924	187,954	(71,030)
Standard Chartered Bank 0.697%, due 09/02/17	(1.000%	)	12/20/20	Morgan Stanley Capital Services, LLC	1.349%	EUR	3,110,000	56,553	52,424	4,129
Standard Chartered Bank, 0.697%, due 09/02/17	(1.000%	)	12/20/20	BNP Paribas S.A.	1.349%	EUR	2,990,000	54,371	82,801	(28,430)
Standard Chartered Bank, 0.697%, due 09/02/17	(1.000%	)	12/20/20	Morgan Stanley Capital Services, LLC	1.349%	EUR	1,560,000	28,367	44,046	(15,679)

Totals								$486,341	$960,852	$(474,511)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Depreciation
Astaldi S.p.A. 7.125%, due 12/01/20	5.000%	12/20/20	Citibank N.A.	8.755%	EUR	10,000	$(1,516)	$(875)	$(641)
Indonesia Government International Bond 6.675%, due 03/09/17	1.000%	12/20/20	Barclays Bank plc	2.299%	USD	543,482	(32,415)	(29,014)	(3,401)
Indonesia Government International Bond 6.675%, due 03/09/17	1.000%	12/20/20	Barclays Bank plc	2.299%	USD	564,879	(33,690)	(27,133)	(6,557)
Indonesia Government International Bond 6.675%, due 03/09/17	1.000%	12/20/20	Barclays Bank plc	2.299%	USD	564,879	(33,690)	(27,637)	(6,053)
Indonesia Government International Bond 6.675%, due 03/09/17	1.000%	12/20/20	Barclays Bank plc	2.299%	USD	564,880	(33,691)	(28,065)	(5,626)
Indonesia Government International Bond 6.675%, due 03/09/17	1.000%	12/20/20	Barclays Bank plc	2.299%	USD	724,643	(43,218)	(37,751)	(5,467)
Indonesia Government International Bond 6.675%, due 03/09/17	1.000%	12/20/20	Barclays Bank plc	2.299%	USD	1,476,187	(88,042)	(76,876)	(11,166)
Indonesia Government International Bond 6.675%, due 03/09/17	1.000%	12/20/20	Citibank N.A.	2.299%	USD	1,105,289	(65,921)	(55,884)	(10,037)
Indonesia Government International Bond 6.675%, due 03/09/17	1.000%	12/20/20	Citibank N.A.	2.299%	USD	1,114,237	(66,454)	(56,336)	(10,118)

See accompanying notes to financial statements.

MSF-33

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Depreciation
Indonesia Government International Bond 6.675%, due 03/09/17	1.000%	12/20/20	Citibank N.A.	2.299%	USD	2,228,474	$(132,910)	$(110,732)	$(22,178)
Indonesia Government International Bond 6.875%, due 03/09/17	1.000%	12/20/20	Barclays Bank plc	2.299%	USD	513,362	(30,618)	(26,642)	(3,976)
Mexico Government International Bond 5.950%, due 03/19/19	1.000%	06/20/20	Bank of America N.A.	1.582%	USD	3,824,276	(94,186)	(38,756)	(55,430)
Mexico Government International Bond 5.950%, due 03/19/19	1.000%	09/20/20	JPMorgan Chase Bank N.A.	1.639%	USD	3,824,276	(108,608)	(43,741)	(64,867)
Russian Federation 7.500%, due 03/31/2030	1.000%	12/20/20	Barclays Bank plc	3.062%	USD	1,867,766	(171,953)	(159,539)	(12,414)
Transocean, Inc. 7.375%, due 04/15/18	1.000%	12/20/19	Bank of America N.A.	13.702%	USD	875,000	(317,287)	(73,375)	(243,912)
Transocean, Inc. 7.375%, due 04/15/18	1.000%	12/20/19	Bank of America N.A.	13.702%	USD	1,175,000	(426,072)	(93,454)	(332,618)
Transocean, Inc. 7.375%, due 04/15/18	1.000%	12/20/19	Bank of America N.A.	13.702%	USD	1,180,000	(427,885)	(96,360)	(331,525)
Transocean, Inc. 7.375%, due 04/15/18	1.000%	12/20/19	JPMorgan Chase Bank N.A.	13.702%	USD	1,180,000	(427,884)	(104,719)	(323,165)

Totals							$(2,536,040)	$(1,086,889)	$(1,449,151)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.BBB-.8	3.000%	10/17/57	Barclays Bank plc	0.000%	USD	660,000	$(82,989)	$(70,295)	$(12,694)
CMBX.NA.BBB-.8	3.000%	10/17/57	Barclays Bank plc	0.000%	USD	660,000	(82,989)	(72,119)	(10,870)
CMBX.NA.BBB-.8	3.000%	10/17/57	Credit Suisse International	0.000%	USD	330,000	(41,494)	(34,753)	(6,741)
CMBX.NA.AAA.V7	0.500%	01/17/47	Credit Suisse International	0.000%	USD	5,000,000	(176,221)	(156,398)	(19,823)
CMBX.NA.AM.V4	0.500%	02/17/51	Deutsche Bank AG	0.000%	USD	2,370,000	(48,111)	(359,977)	311,866

Totals							$(431,804)	$(693,542)	$261,738

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

MSF-34

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLP)—	Chilean Peso
(CNH)—	Chinese Renminbi
(CNY)—	Chinese Yuan
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(PLN)—	Polish Zloty
(RUB)—	Russian Ruble
(SAR)—	Saudi Arabian Riyal
(TRY)—	Turkish Lira
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand
(CDI)—	Brazil Interbank Deposit Rate
(CMBX)—	Commercial Mortgage-Backed Index
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CMBX.NA.AM)—	Markit North America Mezzanine AAA Rated CMBS Index
(CMBX.NA.BBB)—	Markit North America Mezzanine BBB Rated CMBS Index
(COLIBOR)—	Colombia InterBank OfferedRate
(EURIBOR)—	EURO InterBank Offered Rate
(KLIBOR)—	Kulala Lumpor InterBank OfferedRate
(KWCDC)—	Korean Certificate of Deposit Rate
(LIBOR)—	London Interbank Offered Rate
(TIIE)—	Mexican Interbank Equilibrium Interest Rate

See accompanying notes to financial statements.

MSF-35

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,139,407,760	$—	$2,139,407,760
Total Corporate Bonds & Notes*	—	1,075,857,639	—	1,075,857,639
Total Asset-Backed Securities*	—	349,932,196	—	349,932,196
Total Mortgage-Backed Securities*	—	317,556,299	—	317,556,299
Total Foreign Government*	—	102,540,088	—	102,540,088
Total Municipals	—	81,984,406	—	81,984,406
Total Preferred Stocks*	14,659,850	—	—	14,659,850
Purchased Options
Currency Options	—	4,283,748	—	4,283,748
Interest Rate Swaptions	—	55,218	—	55,218
Options on Exchange-Traded Futures Contracts	270,806	—	—	270,806
Total Purchased Options	270,806	4,338,966	—	4,609,772
Short-Term Investments
Mutual Fund	53,450,498	—	—	53,450,498
Repurchase Agreement	—	13,108,587	—	13,108,587
Total Short-Term Investments	53,450,498	13,108,587	—	66,559,085
Total Investments	$68,381,154	$4,084,725,941	$—	$4,153,107,095

Collateral for Securities Loaned (Liability)	$—	$(53,450,498)	$—	$(53,450,498)
Total Reverse Repurchase Agreements (Liability)	$—	$(106,348,898)	$—	$(106,348,898)
TBA Forward Sales Commitments	$—	$(415,591,297)	$—	$(415,591,297)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$2,512,060	$—	$2,512,060
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(5,189,890)	—	(5,189,890)
Total Forward Contracts	$—	$(2,677,830)	$—	$(2,677,830)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,609,109	$—	$—	$1,609,109
Futures Contracts (Unrealized Depreciation)	(874,766)	—	—	(874,766)
Total Futures Contracts	$734,343	$—	$—	$734,343
Written Options at Value	$—	$(3,445,142)	$—	$(3,445,142)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$19,499	$—	$19,499
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(2,352,944)	—	(2,352,944)
Total Centrally Cleared Swap Contracts	$—	$(2,333,445)	$—	$(2,333,445)

See accompanying notes to financial statements.

MSF-36

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$4,830,071	$—	$4,830,071
OTC Swap Contracts at Value (Liabilities)	—	(7,652,708)	—	(7,652,708)
Total OTC Swap Contracts	$—	$(2,822,637)	$—	$(2,822,637)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2014	Change in Unrealized Appreciation/ (Depreciation)	Transfers Out	Balance as of December 31, 2015	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at December 31, 2015
Asset-Backed Securities
Asset-Backed - Other	$2,415,198	$—	$(2,415,198)	$—	$—

Asset-Backed Securities in the amount of $2,415,198 were transferred out of Level 3 due to the initiation of a vendor or broker providing prices that are based on market activity which has been determined to be significant observable inputs.

See accompanying notes to financial statements.

MSF-37

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$4,153,107,095
Cash	67,243
Cash denominated in foreign currencies (c)	2,653,926
Cash collateral (d)	6,101,870
OTC swap contracts at market value (e)	4,830,071
Unrealized appreciation on forward foreign currency exchange contracts	2,512,060
Receivable for:
Investments sold	112,358
TBA securities sold (f)	695,613,424
Fund shares sold	387,103
Principal paydowns	24,466
Interest	20,223,179
Variation margin on futures contracts	1,103,171
Interest on OTC swap contracts	276,138
Prepaid expenses	11,107
Other assets	15,268

Total Assets	4,887,038,479
Liabilities
Written options at value (g)	3,445,142
Forward sales commitments, at value	415,591,297
Reverse repurchase agreements	106,348,898
Cash collateral for OTC swap contracts	1,790,000
OTC swap contracts at market value (h)	7,652,708
Unrealized depreciation on forward foreign currency exchange contracts	5,189,890
Collateral for securities loaned	53,450,498
Payables for:
Investments purchased	3,103,742
TBA securities purchased (f)	467,680,916
Fund shares redeemed	1,095,453
Interest on reverse repurchase agreements	1,772
Variation margin on centrally cleared swap contracts	509,490
Interest on forward sales commitments	550,104
Interest on OTC swap contracts	456,758
Accrued Expenses:
Management fees	1,071,295
Distribution and service fees	125,834
Deferred trustees’ fees	75,335
Other expenses	572,076

Total Liabilities	1,068,711,208

Net Assets	$3,818,327,271

Net Assets Consist of:
Paid in surplus	$3,782,515,249
Undistributed net investment income	125,949,993
Accumulated net realized loss	(23,781,488)
Unrealized depreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	(66,356,483)

Net Assets	$3,818,327,271

Net Assets
Class A	$3,178,042,869
Class B	514,098,707
Class E	126,185,695
Capital Shares Outstanding*
Class A	29,941,974
Class B	4,928,502
Class E	1,199,689
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$106.14
Class B	104.31
Class E	105.18

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $4,213,798,144.
(b)	Includes securities loaned at value of $93,861,610.
(c)	Identified cost of cash denominated in foreign currencies was $2,685,167.
(d)	Includes collateral of $3,710,000 for OTC swap contracts and $2,391,870 for centrally cleared swap contracts.
(e)	Net premium paid on OTC swap contracts was $1,498,703.
(f)	Included within TBA securities sold is $669,752,406 related to TBA forward sale commitments and included within TBA securities purchased is $253,569,626 related to TBA forward sale commitments.
(g)	Premiums received on written options were $4,346,846.
(h)	Net premium received on OTC swap contracts was $2,318,212.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends	$1,094,207
Interest	117,449,739
Securities lending income	457,268

Total investment income	119,001,214
Expenses
Management fees	13,400,400
Administration fees	100,466
Custodian and accounting fees	1,004,394
Distribution and service fees—Class B	1,317,731
Distribution and service fees—Class E	205,459
Interest expense	15,772
Audit and tax services	113,828
Legal	26,626
Trustees’ fees and expenses	35,968
Shareholder reporting	223,122
Insurance	26,612
Miscellaneous	29,805

Total expenses	16,500,183

Net Investment Income	102,501,031

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(30,111,608)
Futures contracts	4,932,821
Written options	13,423,540
Swap contracts	6,619,180
Foreign currency transactions	28,797,557

Net realized gain	23,661,490

Net change in unrealized appreciation (depreciation) on:
Investments	(88,867,235)
Futures contracts	(9,574,841)
Written options	17,340,713
Swap contracts	(5,806,524)
Foreign currency transactions	(12,148,969)

Net change in unrealized depreciation	(99,056,856)

Net realized and unrealized loss	(75,395,366)

Net Increase in Net Assets From Operations	$27,105,665

See accompanying notes to financial statements.

MSF-38

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$102,501,031	$120,115,631
Net realized gain	23,661,490	101,392,536
Net change in unrealized appreciation (depreciation)	(99,056,856)	59,088,201

Increase in net assets from operations	27,105,665	280,596,368

From Distributions to Shareholders
Net investment income
Class A	(133,507,891)	(114,100,078)
Class B	(19,257,211)	(16,176,056)
Class E	(5,052,422)	(4,962,107)
Net realized capital gains
Class A	(39,098,515)	0
Class B	(6,006,393)	0
Class E	(1,544,832)	0

Total distributions	(204,467,264)	(135,238,241)

Increase (decrease) in net assets from capital share transactions	(354,447,512)	353,029,632

Total increase (decrease) in net assets	(531,809,111)	498,387,759

Net Assets
Beginning of period	4,350,136,382	3,851,748,623

End of period	$3,818,327,271	$4,350,136,382

Undistributed net investment income
End of period	$125,949,993	$147,342,732

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	1,013,267	$112,853,439	3,826,436	$411,591,766
Reinvestments	1,627,901	172,606,406	1,066,855	114,100,078
Redemptions	(5,922,458)	(646,280,255)	(1,604,549)	(175,376,537)

Net increase (decrease)	(3,281,290)	$(360,820,410)	3,288,742	$350,315,307

Class B
Sales	554,079	$59,688,701	523,199	$56,307,357
Reinvestments	242,105	25,263,604	153,473	16,176,056
Redemptions	(626,260)	(66,816,921)	(539,073)	(57,911,733)

Net increase	169,924	$18,135,384	137,599	$14,571,680

Class E
Sales	57,831	$6,284,511	123,987	$13,408,995
Reinvestments	62,736	6,597,254	46,755	4,962,107
Redemptions	(228,209)	(24,644,251)	(279,217)	(30,228,457)

Net decrease	(107,642)	$(11,762,486)	(108,475)	$(11,857,355)

Increase (decrease) derived from capital shares transactions		$(354,447,512)		$353,029,632

See accompanying notes to financial statements.

MSF-39

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$110.97	$107.33	$115.27	$110.90	$108.32

Income (Loss) from Investment Operations
Net investment income (a)	2.73	3.18	3.36	3.21	3.69
Net realized and unrealized gain (loss) on investments	(2.08)	4.28	(4.07)	4.95	3.22

Total from investment operations	0.65	7.46	(0.71)	8.16	6.91

Less Distributions
Distributions from net investment income	(4.24)	(3.82)	(4.49)	(3.05)	(4.33)
Distributions from net realized capital gains	(1.24)	0.00	(2.74)	(0.74)	0.00

Total distributions	(5.48)	(3.82)	(7.23)	(3.79)	(4.33)

Net Asset Value, End of Period	$106.14	$110.97	$107.33	$115.27	$110.90

Total Return (%) (b)	0.59	7.08	(0.77)	7.55	6.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.36	0.35	0.35	0.36	0.37
Net ratio of expenses to average net assets (%) (c)	0.36	0.35	0.35	0.36	0.36
Ratio of net investment income to average net assets (%)	2.50	2.91	3.07	2.85	3.44
Portfolio turnover rate (%)	824 (d)	679 (d)	801 (d)	1,002 (d)	1,483
Net assets, end of period (in millions)	$3,178.0	$3,686.9	$3,213.0	$3,474.3	$3,123.2

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$109.16	$105.64	$113.56	$109.31	$106.83

Income (Loss) from Investment Operations
Net investment income (a)	2.42	2.87	3.05	2.89	3.48
Net realized and unrealized gain (loss) on investments	(2.05)	4.20	(4.01)	4.88	3.06

Total from investment operations	0.37	7.07	(0.96)	7.77	6.54

Less Distributions
Distributions from net investment income	(3.98)	(3.55)	(4.22)	(2.78)	(4.06)
Distributions from net realized capital gains	(1.24)	0.00	(2.74)	(0.74)	0.00

Total distributions	(5.22)	(3.55)	(6.96)	(3.52)	(4.06)

Net Asset Value, End of Period	$104.31	$109.16	$105.64	$113.56	$109.31

Total Return (%) (b)	0.34	6.81	(1.01)	7.28	6.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	0.60	0.60	0.61	0.62
Net ratio of expenses to average net assets (%) (c)	0.61	0.60	0.60	0.61	0.61
Ratio of net investment income to average net assets (%)	2.26	2.67	2.82	2.60	3.25
Portfolio turnover rate (%)	824 (d)	679 (d)	801 (d)	1,002 (d)	1,483
Net assets, end of period (in millions)	$514.1	$519.5	$488.1	$503.6	$477.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-40

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$110.00	$106.41	$114.32	$110.02	$107.49

Income (Loss) from Investment Operations
Net investment income (a)	2.55	3.00	3.18	3.02	3.63
Net realized and unrealized gain (loss) on investments	(2.07)	4.23	(4.04)	4.91	3.07

Total from investment operations	0.48	7.23	(0.86)	7.93	6.70

Less Distributions
Distributions from net investment income	(4.06)	(3.64)	(4.31)	(2.89)	(4.17)
Distributions from net realized capital gains	(1.24)	0.00	(2.74)	(0.74)	0.00

Total distributions	(5.30)	(3.64)	(7.05)	(3.63)	(4.17)

Net Asset Value, End of Period	$105.18	$110.00	$106.41	$114.32	$110.02

Total Return (%) (b)	0.44	6.92	(0.91)	7.38	6.41

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.51	0.50	0.50	0.51	0.52
Net ratio of expenses to average net assets (%) (c)	0.51	0.50	0.50	0.51	0.51
Ratio of net investment income to average net assets (%)	2.35	2.78	2.92	2.70	3.36
Portfolio turnover rate (%)	824 (d)	679 (d)	801 (d)	1,002 (d)	1,483
Net assets, end of period (in millions)	$126.2	$143.8	$150.7	$176.2	$193.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 278%, 276%, 267% and 390% for the years ended December 31, 2015, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MSF-41

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Bond Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity

MSF-42

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or broker-dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MSF-43

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, amortization of debt securities, paydown gain/loss reclasses, distribution redesignations, dollar roll transactions, and swap contract transactions. These adjustments have no impact on net assets or the results of operations.
Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and

MSF-44

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $13,108,587, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment

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income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as Reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2015, the Portfolio had an outstanding reverse repurchase agreement balance for 147 days. The average amount of borrowings was $103,850,313 and the weighted average interest rate was (0.578%) during the 147 day period.

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis as of December 31, 2015:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged[1]	Net Amount*
Bank of America N.A.	$106,348,898	$(106,348,898)	—

1	Collateral with a value of $106,735,604 has been pledged in connection with open reverse repurchase agreements. In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.
*	Net amount represents the net amount payable due to the counterparty in the event of default.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2015, the Portfolio entered into secured borrowing transactions involving U.S. Treasury securities. During the term of the borrowing,

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the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing.

For the year ended December 31, 2015, the Portfolio had an outstanding secured borrowing transaction balance for 1 day of $64,634,083 with an interest rate of (0.35)%. At December 31, 2015, the Portfolio had no outstanding borrowings.

The following table provides a breakdown of the collateral received/pledged and the remaining contractual maturities for securities lending transactions and reverse repurchase agreements, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(41,801,129)	$—	$—	$—	$(41,801,129)
Foreign Government	(11,406,515)	—	—	—	(11,406,515)
Preferred Stocks	(242,854)	—	—	—	(242,854)

Total	$(53,450,498)	$—	$—	$—	$(53,450,498)

Reverse Repurchase Agreements
U.S. Treasury	$—	$(106,348,898)	$—	$—	$(106,348,898)

Total Borrowings	$(53,450,498)	$(106,348,898)	$—	$—	$(159,799,396)

Gross amount of recognized liabilities for securities lending transactions and reverse repurchase agreements					$(159,799,396)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

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Notes to Financial Statements—December 31, 2015—(Continued)

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Options on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Written Options

The Portfolio transactions in written options during the year ended December 31, 2015:

Call Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2014	756,404,200	156	$4,646,701
Options written	8,672,118,537	2,301	10,949,856
Options bought back	(875,129,146)	(2,372)	(7,868,342)
Options exercised	(160,965,200)	—	(3,046,377)
Options expired	(7,186,071,391)	(85)	(2,169,076)

Options outstanding December 31, 2015	1,206,357,000	—	$2,512,762

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Notes to Financial Statements—December 31, 2015—(Continued)

Put Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2014	304,799,000	178	$1,632,000
Options written	1,322,214,681	15,953	18,373,729
Options bought back	(610,892,500)	(8,983)	(8,572,427)
Options expired	(936,266,181)	(7,148)	(9,599,218)

Options outstanding December 31, 2015	79,855,000	—	$1,834,084

*Amount	shown is in the currency in which the transaction was denominated.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take

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Notes to Financial Statements—December 31, 2015—(Continued)

delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2015, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

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Notes to Financial Statements—December 31, 2015—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (b)	$326,024
	OTC swap contracts at market value (c)	3,378,725	OTC swap contracts at market value (c)	$3,719,859
	Unrealized appreciation on centrally cleared swap contracts (d) (e)	19,499	Unrealized depreciation on centrally cleared swap contracts (d) (e)	2,333,263
	Unrealized appreciation on futures contracts (d) (f)	1,609,109	Unrealized depreciation on futures contracts (d) (f)	874,766
Credit	OTC swap contracts at market value (c)	1,451,346	OTC swap contracts at market value (c)	3,932,849
			Unrealized depreciation on centrally cleared swap contracts (d) (e)	19,681
Foreign Exchange	Investments at market value (a)	4,283,748
	Unrealized appreciation on forward foreign currency exchange contracts	2,512,060	Unrealized depreciation on forward foreign currency exchange contracts	5,189,890
			Written options at value	3,445,142

Total		$13,580,511		$19,515,450

(a)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.
(b)	Includes exchange traded purchased option with a value of $270,806 that is not subject to a master netting agreement.
(c)	Excludes OTC swap interest receivable of $276,138 and OTC swap interest payable of $456,758.
(d)	Financial instrument not subject to a master netting agreement.
(e)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(f)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2015.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$3,875,338	$(1,738,605)	$(1,790,000)	$346,733
Barclays Bank plc	238,084	(238,084)	—	—
BNP Paribas S.A.	625,656	(625,656)	—	—
Citibank N.A.	605,295	(605,295)	—	—
Credit Suisse International	129,057	(129,057)	—	—
Deutsche Bank AG	3,697,678	(3,697,678)	—	—
Goldman Sachs International	258,029	(235,234)	—	22,795
HSBC Bank plc	147,584	(122,068)	—	25,516
JPMorgan Chase Bank N.A.	917,294	(917,294)	—	—
Morgan Stanley Capital Services, LLC	369,943	(369,943)	—	—
Royal Bank of Scotland plc	351,105	(22,859)	—	328,246
Societe Generale	159,947	—	—	159,947
Standard Chartered Bank	167,565	(167,565)	—	—
State Street Bank and Trust	108,031	(68,048)	—	39,983
UBS AG	30,491	(30,491)	—	—

	$11,681,097	$(8,967,877)	$(1,790,000)	$923,220

MSF-51

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2015.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$1,738,605	$(1,738,605)	$—	$—
Barclays Bank plc	767,266	(238,084)	—	529,182
BNP Paribas S.A.	3,274,988	(625,656)	—	2,649,332
Citibank N.A.	1,302,887	(605,295)	(520,000)	177,592
Credit Suisse International	557,120	(129,057)	(428,063)	—
Deutsche Bank AG	5,875,331	(3,697,678)	(2,177,653)	—
Goldman Sachs International	235,234	(235,234)	—	—
HSBC Bank plc	122,068	(122,068)	—	—
JPMorgan Chase Bank N.A.	1,088,566	(917,294)	(171,272)	—
Merrill Lynch Capital Services, Inc.	34,260	—	—	34,260
Morgan Stanley Capital Services, LLC	379,107	(369,943)	—	9,164
Royal Bank of Scotland plc	22,859	(22,859)	—	—
Standard Chartered Bank	209,525	(167,565)	—	41,960
State Street Bank and Trust	68,048	(68,048)	—	—
UBS AG	611,876	(30,491)	—	581,385

	$16,287,740	$(8,967,877)	$(3,296,988)	$4,022,875

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(3,554,961)	$—	$(11,719,322)	$(15,274,283)
Forward foreign currency transactions	—	—	29,628,303	29,628,303
Futures contracts	4,932,821	—	—	4,932,821
Swap contracts	2,735,037	3,884,143	—	6,619,180
Written options	2,210,778	—	11,212,762	13,423,540

	$6,323,675	$3,884,143	$29,121,743	$39,329,561

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$2,539,417	$—	$17,453,666	$19,993,083
Forward foreign currency transactions	—	—	(12,082,307)	(12,082,307)
Futures contracts	(9,574,841)	—	—	(9,574,841)
Swap contracts	(3,049,914)	(2,756,610)	—	(5,806,524)
Written options	(9,286)	—	17,349,999	17,340,713

	$(10,094,624)	$(2,756,610)	$22,721,358	$9,870,124

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$591,565,460
Forward foreign currency transactions	738,161,501
Futures contracts long	620,775,100
Futures contracts short	(719,595,972)
Swap contracts	817,884,450
Written options	(440,682,026)

‡	Averages are based on activity levels during 2015.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

MSF-52

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

MSF-53

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$30,975,963,385	$1,795,903,028	$31,027,156,577	$1,990,737,572

The Portfolio engaged in security transactions with other accounts managed by BlackRock Advisers, LLC that amounted to $9,997,834 in purchases and $1,681,341 in sales of investments, which are included above.

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2015 were as follows:

Purchases	Sales
$21,771,311,651	$21,696,872,936

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$13,400,400	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	Of the first $1 billion
0.025%	Of the next $1 billion

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. MetLife Advisers will receive advisory fees equal to 0.325% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $3 billion (0.025% over the contractual advisory fee rate) and 0.325% for amounts over $3 billion but less than $3.4 billion (0.075% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $2 billion up to $3.4 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee.

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

MSF-54

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$190,475,439	$135,238,241	$13,991,825	$—	$204,467,264	$135,238,241

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$122,069,171	$—	$(71,996,875)	$(14,184,940)	$35,887,356

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had post-enactment accumulated long term capital losses of $14,184,940 and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MSF-55

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Bond Income Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Bond Income Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Bond Income Portfolio of the Metropolitan Series Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-56

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-57

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-58

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-59

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MSF-60

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

BlackRock Bond Income Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2015. The Board further considered that the Portfolio outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, for the one-, three- and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-61

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the BlackRock Capital Appreciation Portfolio returned 6.28%, 6.01%, and 6.11%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 5.67%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks bounced back strongly in the final three months of 2015. The full year, however, may best be defined by lackluster returns and the re-emergence of volatility. Equities spent much of the time oscillating between gains and losses, depending on the tenor of macroeconomic headlines. Several factors contributed to negative sentiment: a more sluggish global growth outlook; a surprise currency devaluation in China; persistent uncertainty around the U.S. Federal Reserve Bank’s (the “Fed”) policy path; and the twin drags of another down leg in commodity prices (especially oil) and continued U.S. dollar strength. Geopolitical concerns were an added source of vulnerability. By contrast, relative strength of the domestic economy was a key support for stocks and ultimately allowed the Fed to raise interest rates for the first time in nearly a decade. The labor market, housing and U.S. consumer were all bright spots. The corporate sector added to positive momentum, with earnings outside the Energy sector being respectable and strong balance sheets providing ample resources for dividends, buybacks and mergers and acquisitions—the last of which saw a record-breaking year.

All told, the broad-market S&P 500 Index added 7.0% in the fourth quarter, leaving it up a modest 1.4% for 2015 following three straight years of double-digit gains. Materials, Information Technology (“IT”) and Health Care were the best performers in the quarter, while the Consumer Discretionary sector’s 10% return topped all others for the year. Unsurprisingly, Energy was the worst performer for both periods amid a further (and unexpected) decline in crude and other commodity prices.

PORTFOLIO REVIEW / PERIOD END POSITIONING

In sector terms, Consumer Discretionary was the prime contributor to relative performance, driven by internet & catalog retail holdings. IT was a second source of strength, led by software and IT services names. Avoiding communications equipment also proved advantageous in the sector. Stock selection within the Materials and Energy sectors further benefited the Portfolio. These positives more than offset weakness in Health Care, where pharmaceutical holdings weighed. Consumer Staples and Industrials were a drag as well.

At the stock level, the top individual contributor was Netflix. Shares outperformed in the first half of 2015 as global subscriber growth came in materially above expectations, with total customers over 62 million. Strong performance continued in the second half of the reporting period, with the company continuing to report strong subscriber growth, both domestically and internationally. Overall, our thesis of a virtuous cycle is playing out, whereby Netflix leverages its large scale to enable it to drive more content, attracting more subscribers.

Positions in Facebook and Alphabet (Google’s parent company) also added considerable value. Facebook outperformed as the company showed accelerating growth in its core platform and material progress with monetizing its emerging growth properties (Instagram, Facebook Messenger and WhatsApp). Alphabet gained as Google showed acceleration in owned and operated (Google.com) revenues, excluding foreign exchange. This, combined with year-over-year margin improvement, is driving positive earnings revisions and multiple expansion for the stock.

The largest individual detractors were Yahoo, Twenty-First Century Fox and Union Pacific. Yahoo underperformed as its primary value driver—i.e. its stake in Alibaba—declined more than 20%. Shares of Twenty-First Century Fox underperformed early in the period as investors worried about the impact of foreign exchange on the company’s guidance for fiscal years 2015 and 2016. Additionally, ratings remained weak at its Fox broadcast network. Later, overall media multiples came under pressure (most notably in August 2015) after investors began to question the sustainability of the cable bundle in the context of Disney’s earnings warning. Both Yahoo and Twenty-First Century Fox were eliminated by the end of the reporting period. Union Pacific underperformed in 2015 due to the declining volume in particular coal and metals.

At period end, the Portfolio’s largest sector overweight, relative to the Russell 1000 Growth Index, remained IT, followed by Consumer Discretionary and Health Care. Industrials was the Portfolio’s largest underweight as the companies struggle to recalibrate amid historically-low commodity prices and reduced global growth expectations.

Lawrence Kemp

Portfolio Manager

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
BlackRock Capital Appreciation Portfolio
Class A	6.28	10.10	7.60
Class B	6.01	9.83	7.34
Class E	6.11	9.94	7.44
Russell 1000 Growth Index	5.67	13.53	8.53

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Alphabet, Inc. - Class A	7.3
Facebook, Inc. - Class A	6.2
Apple, Inc.	4.6
Amazon.com, Inc.	4.4
Visa, Inc. - Class A	4.3
Perrigo Co. plc	3.1
United Therapeutics Corp.	3.1
Salesforce.com, Inc.	3.0
Biogen, Inc.	2.9
Alliance Data Systems Corp.	2.7

Top Sectors

% of Net Assets
Information Technology	38.8
Consumer Discretionary	20.9
Health Care	18.3
Consumer Staples	8.3
Financials	5.6
Industrials	3.4
Materials	3.0
Telecommunication Services	1.0
Energy	0.5

MSF-2

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Capital Appreciation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.66%	$1,000.00	$1,002.20	$3.33
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

Class B(a)	Actual	0.91%	$1,000.00	$1,001.10	$4.59
	Hypothetical*	0.91%	$1,000.00	$1,020.62	$4.63

Class E(a)	Actual	0.81%	$1,000.00	$1,001.40	$4.09
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—98.7% of Net Assets

Security Description	Shares	Value

Airlines—2.1%
Delta Air Lines, Inc.	762,962	$38,674,544

Auto Components—1.4%
Delphi Automotive plc	287,793	24,672,494

Beverages—4.0%
Anheuser-Busch InBev S.A. (ADR)	326,454	40,806,750
Constellation Brands, Inc. - Class A	232,560	33,125,846

		73,932,596

Biotechnology—10.1%
AbbVie, Inc.	409,955	24,285,734
Biogen, Inc. (a)	174,261	53,384,857
Celgene Corp. (a)	108,879	13,039,349
United Therapeutics Corp. (a)	358,031	56,071,235
Vertex Pharmaceuticals, Inc. (a)	299,706	37,712,006

		184,493,181

Chemicals—3.0%
Ecolab, Inc.	152,465	17,438,947
Sherwin-Williams Co. (The)	143,106	37,150,317

		54,589,264

Diversified Financial Services—3.8%
Berkshire Hathaway, Inc. - Class B (a)	359,731	47,498,881
Moody’s Corp.	209,520	21,023,237

		68,522,118

Food & Staples Retailing—3.3%
Costco Wholesale Corp.	194,873	31,471,990
CVS Health Corp.	289,130	28,268,240

		59,740,230

Food Products—1.0%
Mead Johnson Nutrition Co. (b)	236,344	18,659,359

Health Care Providers & Services—2.5%
UnitedHealth Group, Inc.	391,739	46,084,176

Hotels, Restaurants & Leisure—2.8%
Chipotle Mexican Grill, Inc. (a) (b)	53,660	25,748,751
Domino’s Pizza, Inc.	101,769	11,321,801
Starbucks Corp.	238,540	14,319,556

		51,390,108

Internet & Catalog Retail—9.5%
Amazon.com, Inc. (a)	118,258	79,929,400
Netflix, Inc. (a)	419,483	47,980,465
TripAdvisor, Inc. (a)	541,948	46,201,067

		174,110,932

Internet Software & Services—16.5%
Alphabet, Inc. - Class A (a)	172,535	134,233,955
Facebook, Inc. - Class A (a)	1,084,170	113,469,232

Internet Software & Services—(Continued)
LinkedIn Corp. - Class A (a)	63,165	14,217,178
Tencent Holdings, Ltd.	2,023,100	39,518,492

		301,438,857

IT Services—8.8%
Alliance Data Systems Corp. (a)	181,336	50,152,098
MasterCard, Inc. - Class A	321,993	31,349,238
Visa, Inc. - Class A (b)	1,017,663	78,919,766

		160,421,102

Life Sciences Tools & Services—1.2%
Illumina, Inc. (a)	109,545	21,026,615

Media—2.2%
Liberty Global plc - Class A (a)	959,852	40,659,331

Oil, Gas & Consumable Fuels—0.5%
Concho Resources, Inc. (a)	92,760	8,613,694

Pharmaceuticals—4.5%
Allergan plc (a)	83,077	25,961,562
Perrigo Co. plc	390,694	56,533,422

		82,494,984

Real Estate Investment Trusts—1.8%
Crown Castle International Corp.	387,829	33,527,817

Road & Rail—1.3%
Union Pacific Corp.	299,452	23,417,146

Semiconductors & Semiconductor Equipment—1.1%
NXP Semiconductors NV (a)	240,582	20,269,034

Software—6.7%
Activision Blizzard, Inc. (b)	511,150	19,786,617
Mobileye NV (a) (b)	490,844	20,752,884
Salesforce.com, Inc. (a)	688,003	53,939,435
Workday, Inc. - Class A (a) (b)	361,616	28,813,563

		123,292,499

Specialty Retail—3.3%
Home Depot, Inc. (The)	289,025	38,223,556
Restoration Hardware Holdings, Inc. (a) (b)	276,060	21,932,967

		60,156,523

Technology Hardware, Storage & Peripherals—4.6%
Apple, Inc.	801,375	84,352,733

Textiles, Apparel & Luxury Goods—1.7%
NIKE, Inc. - Class B	505,476	31,592,250

Wireless Telecommunication Services—1.0%
SBA Communications Corp. - Class A (a)	176,262	18,519,848

Total Common Stocks (Cost $1,545,694,719)		1,804,651,435

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2015

Preferred Stock—1.1%

Security Description	Shares/ Principal Amount*	Value

Software—1.1%
Palantir Technologies, Inc. - Series I (a) (c) (d) (Cost $15,555,194)	2,537,552	$19,539,151

Short-Term Investments—4.7%

Mutual Fund—4.0%
State Street Navigator Securities Lending MET Portfolio (e)	74,001,980	74,001,980

Repurchase Agreement — 0.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $13,405,367 on 01/04/16, collateralized by $13,625,000 U.S. Treasury Note at 1.375% due 07/31/18 with a value of $13,676,094.	13,405,322	13,405,322

Total Short-Term Investments (Cost $87,407,302)		87,407,302

Total Investments—104.5% (Cost $1,648,657,215) (f)		1,911,597,888
Other assets and liabilities (net)—(4.5)%		(83,162,203)

Net Assets—100.0%		$1,828,435,685

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $105,874,262 and the collateral received consisted of cash in the amount of $74,001,980 and non-cash collateral with a value of $34,894,011. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent 1.1% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2015, the market value of restricted securities was $19,539,151, which is 1.1% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(f)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,653,498,566. The aggregate unrealized appreciation and depreciation of investments were $284,716,604 and $(26,617,282), respectively, resulting in net unrealized appreciation of $258,099,322 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Palantir Technologies, Inc. - Series I	02/07/14	2,537,552	$15,555,194	$19,539,151

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Airlines	$38,674,544	$—	$—	$38,674,544
Auto Components	24,672,494	—	—	24,672,494
Beverages	73,932,596	—	—	73,932,596
Biotechnology	184,493,181	—	—	184,493,181
Chemicals	54,589,264	—	—	54,589,264
Diversified Financial Services	68,522,118	—	—	68,522,118
Food & Staples Retailing	59,740,230	—	—	59,740,230
Food Products	18,659,359	—	—	18,659,359
Health Care Providers & Services	46,084,176	—	—	46,084,176
Hotels, Restaurants & Leisure	51,390,108	—	—	51,390,108
Internet & Catalog Retail	174,110,932	—	—	174,110,932
Internet Software & Services	261,920,365	39,518,492	—	301,438,857
IT Services	160,421,102	—	—	160,421,102
Life Sciences Tools & Services	21,026,615	—	—	21,026,615
Media	40,659,331	—	—	40,659,331
Oil, Gas & Consumable Fuels	8,613,694	—	—	8,613,694
Pharmaceuticals	82,494,984	—	—	82,494,984
Real Estate Investment Trusts	33,527,817	—	—	33,527,817
Road & Rail	23,417,146	—	—	23,417,146
Semiconductors & Semiconductor Equipment	20,269,034	—	—	20,269,034
Software	123,292,499	—	—	123,292,499
Specialty Retail	60,156,523	—	—	60,156,523
Technology Hardware, Storage & Peripherals	84,352,733	—	—	84,352,733
Textiles, Apparel & Luxury Goods	31,592,250	—	—	31,592,250
Wireless Telecommunication Services	18,519,848	—	—	18,519,848
Total Common Stocks	1,765,132,943	39,518,492	—	1,804,651,435
Total Preferred Stock*	—	—	19,539,151	19,539,151
Short-Term Investments
Mutual Fund	74,001,980	—	—	74,001,980
Repurchase Agreement	—	13,405,322	—	13,405,322
Total Short-Term Investments	74,001,980	13,405,322	—	87,407,302
Total Investments	$1,839,134,923	$52,923,814	$19,539,151	$1,911,597,888

Collateral for Securities Loaned (Liability)	$—	$(74,001,980)	$—	$(74,001,980)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2014	Change in Unrealized Depreciation	Balance as of December 31, 2015	Change in Unrealized Depreciation from Investments Still Held at December 31, 2015
Preferred Stocks Software	$20,351,167	$(812,016)	$19,539,151	$(812,016)

Following is quantitative information about Level 3 fair value measurements:

	Fair Value at December 31, 2015	Valuation Technique (s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Preferred Stocks
Software	$19,539,151	Market Transaction Method	Precedent Transaction	$11.38	$11.38	$11.38	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.00%	18.00%	17.00%	Decrease
			Perpetual Growth Rate	2.50%	3.50%	3.00%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	11.2x	11.2x	11.2x	Increase
			Discount for Lack of Marketability	20.00%	20.00%	20.00%	Decrease

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$1,911,597,888
Cash denominated in foreign currencies (c)	2
Receivable for:
Investments sold	13,273,198
Fund shares sold	52,637
Dividends and interest	239,406
Prepaid expenses	5,195

Total Assets	1,925,168,326
Liabilities
Collateral for securities loaned	74,001,980
Payables for:
Investments purchased	20,655,377
Fund shares redeemed	810,634
Accrued Expenses:
Management fees	1,002,242
Distribution and service fees	43,694
Deferred trustees’ fees	77,958
Other expenses	140,756

Total Liabilities	96,732,641

Net Assets	$1,828,435,685

Net Assets Consist of:
Paid in surplus	$1,413,593,398
Undistributed net investment income	32,534
Accumulated net realized gain	151,870,081
Unrealized appreciation on investments and foreign currency transactions	262,939,672

Net Assets	$1,828,435,685

Net Assets
Class A	$1,609,712,195
Class B	177,887,601
Class E	40,835,889
Capital Shares Outstanding*
Class A	44,101,649
Class B	5,005,661
Class E	1,134,033
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$36.50
Class B	35.54
Class E	36.01

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,648,657,215.
(b)	Includes securities loaned at value of $105,874,262.
(c)	Identified cost of cash denominated in foreign currencies was $2.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$13,178,655
Interest	269
Securities lending income	231,803

Total investment income	13,410,727
Expenses
Management fees	13,415,938
Administration fees	46,581
Custodian and accounting fees	145,894
Distribution and service fees—Class B	459,781
Distribution and service fees—Class E	62,844
Audit and tax services	40,460
Legal	26,626
Trustees’ fees and expenses	35,968
Shareholder reporting	109,618
Insurance	12,591
Miscellaneous	19,874

Total expenses	14,376,175
Less management fee waiver	(1,064,548)
Less broker commission recapture	(11,858)

Net expenses	13,299,769

Net Investment Income	110,958

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	155,561,159
Foreign currency transactions	(308)

Net realized gain	155,560,851

Net change in unrealized appreciation (depreciation) on:
Investments	(30,668,725)
Foreign currency transactions	7

Net change in unrealized depreciation	(30,668,718)

Net realized and unrealized gain	124,892,133

Net Increase in Net Assets From Operations	$125,003,091

(a)	Net of foreign withholding taxes of $58,417.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$110,958	$(54,772)
Net realized gain	155,560,851	335,645,666
Net change in unrealized depreciation	(30,668,718)	(162,155,731)

Increase in net assets from operations	125,003,091	173,435,163

From Distributions to Shareholders
Net investment income
Class A	0	(1,160,142)
Net realized capital gains
Class A	(293,511,316)	0
Class B	(31,968,986)	0
Class E	(7,090,520)	0

Total distributions	(332,570,822)	(1,160,142)

Increase (decrease) in net assets from capital share transactions	28,561,818	(319,009,259)

Total decrease in net assets	(179,005,913)	(146,734,238)

Net Assets
Beginning of period	2,007,441,598	2,154,175,836

End of period	$1,828,435,685	$2,007,441,598

Undistributed (overdistributed) net investment income (loss)
End of period	$32,534	$(66,258)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	651,800	$25,300,283	3,108,544	$112,700,814
Reinvestments	7,917,759	293,511,316	32,689	1,160,142
Redemptions	(7,709,902)	(308,632,665)	(10,572,883)	(404,232,821)

Net increase (decrease)	859,657	$10,178,934	(7,431,650)	$(290,371,865)

Class B
Sales	352,054	$13,252,400	335,091	$12,534,919
Reinvestments	884,587	31,968,986	0	0
Redemptions	(803,053)	(30,853,539)	(889,406)	(33,579,792)

Net increase (decrease)	433,588	$14,367,847	(554,315)	$(21,044,873)

Class E
Sales	212,196	$8,047,330	138,131	$5,238,597
Reinvestments	193,730	7,090,520	0	0
Redemptions	(288,592)	(11,122,813)	(340,067)	(12,831,118)

Net increase (decrease)	117,334	$4,015,037	(201,936)	$(7,592,521)

Increase (decrease) derived from capital shares transactions		$28,561,818		$(319,009,259)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$41.19	$37.85	$28.45	$24.96	$27.45

Income (Loss) from Investment Operations
Net investment income (a)	0.01	0.01	0.03	0.26	0.11
Net realized and unrealized gain (loss) on investments	2.69	3.35	9.63	3.32	(2.55)

Total from investment operations	2.70	3.36	9.66	3.58	(2.44)

Less Distributions
Distributions from net investment income	0.00	(0.02)	(0.26)	(0.09)	(0.05)
Distributions from net realized capital gains	(7.39)	0.00	0.00	0.00	0.00

Total distributions	(7.39)	(0.02)	(0.26)	(0.09)	(0.05)

Net Asset Value, End of Period	$36.50	$41.19	$37.85	$28.45	$24.96

Total Return (%) (b)	6.28	8.90	34.22 (c)	14.37	(8.95)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	0.71	0.71	0.73	0.73
Net ratio of expenses to average net assets (%) (d)	0.66	0.71	0.70	0.72	0.72
Ratio of net investment income to average net assets (%)	0.03	0.02	0.10	0.93	0.41
Portfolio turnover rate (%)	70	99	160	59	83
Net assets, end of period (in millions)	$1,609.7	$1,781.3	$1,917.9	$1,410.4	$1,314.6

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$40.38	$37.17	$27.94	$24.52	$26.99

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.08)	(0.09)	(0.05)	0.18	0.03
Net realized and unrealized gain (loss) on investments	2.63	3.30	9.47	3.26	(2.50)

Total from investment operations	2.55	3.21	9.42	3.44	(2.47)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.19)	(0.02)	0.00
Distributions from net realized capital gains	(7.39)	0.00	0.00	0.00	0.00

Total distributions	(7.39)	0.00	(0.19)	(0.02)	0.00

Net Asset Value, End of Period	$35.54	$40.38	$37.17	$27.94	$24.52

Total Return (%) (b)	6.01	8.64	33.90 (c)	14.07	(9.15)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.96	0.96	0.98	0.98
Net ratio of expenses to average net assets (%) (d)	0.91	0.96	0.95	0.97	0.97
Ratio of net investment income (loss) to average net assets (%)	(0.22)	(0.23)	(0.16)	0.68	0.12
Portfolio turnover rate (%)	70	99	160	59	83
Net assets, end of period (in millions)	$177.9	$184.6	$190.5	$165.0	$153.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$40.79	$37.51	$28.19	$24.73	$27.21

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)	(0.05)	(0.02)	0.21	0.06
Net realized and unrealized gain (loss) on investments	2.66	3.33	9.56	3.30	(2.52)

Total from investment operations	2.61	3.28	9.54	3.51	(2.46)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.22)	(0.05)	(0.02)
Distributions from net realized capital gains	(7.39)	0.00	0.00	0.00	0.00

Total distributions	(7.39)	0.00	(0.22)	(0.05)	(0.02)

Net Asset Value, End of Period	$36.01	$40.79	$37.51	$28.19	$24.73

Total Return (%) (b)	6.11	8.74	34.04 (c)	14.17	(9.06)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	0.86	0.86	0.88	0.88
Net ratio of expenses to average net assets (%) (d)	0.81	0.86	0.85	0.87	0.87
Ratio of net investment income (loss) to average net assets (%)	(0.12)	(0.13)	(0.06)	0.78	0.21
Portfolio turnover rate (%)	70	99	160	59	83
Net assets, end of period (in millions)	$40.8	$41.5	$45.7	$41.9	$41.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	In 2013, 0.03%, 0.03% and 0.03% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadvisor. Excluding this item, total return would have been 34.19%, 33.87% and 34.01% for Class A, Class B and Class E, respectively.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Capital Appreciation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-13

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $13,405,322, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MSF-14

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,332,505,808	$0	$1,639,071,672

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$13,415,938	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	Of the first $500 million
0.080%	On the next $500 million
0.060%	On amounts in excess of $1 billion

An identical expense agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

MSF-15

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$83,570,232	$1,160,142	$249,000,590	$—	$332,570,822	$1,160,142

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$26,835,394	$129,986,530	$258,098,321	$—	$414,920,245

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MSF-16

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Capital Appreciation Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Capital Appreciation Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Capital Appreciation Portfolio of the Metropolitan Series Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-17

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-18

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-19

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-20

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MSF-21

Metropolitan Series Fund

BlackRock Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

BlackRock Capital Appreciation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended June 30, 2015. The Board also considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the five-year period ended June 30, 2015. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one-, three- and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median, and below the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group but below the average of the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-22

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the BlackRock Large Cap Value Portfolio returned -5.99%, -6.18%, and -6.07%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned -3.83%.

MARKET ENVIRONMENT / CONDITIONS

After hitting new all-time highs but also experiencing its first 10% correction in four years, the U.S. equity market finished relatively unchanged over the 12-month period. Continued strength in the U.S. economy and dollar, which led the U.S. Federal Reserve Bank to finally raise interest rates, was offset by global weakness, most notably in China and commodities. Within the Russell 1000 Value Index, the relatively defensive Health Care and Telecommunication Services sectors led the way with solid positive performance, while the selloff in commodities led to large underperformance by the Energy and Materials sectors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell 1000 Value Index during the 12-month period. Negative stock selection in the Consumer Discretionary, Financials and Utilities sectors drove the underperformance, and overshadowed strong results in Health Care and Consumer Staples, and positive sector allocation.

Stock selection in the Consumer Discretionary sector had the largest impact on performance. Department store operator Macy’s succumbed to the challenging retail sales environment during the second half of the year, and delivered a disappointing third quarter earnings announcement. The warmest fall in 40 years and a strong U.S. dollar hurting tourism traffic to flagship stores contributed to the weakness. At 10x depressed earnings, we think these disappointments are more than reflected in the current valuation and we see the monetization of real estate assets as a potential catalyst going forward. In media, Viacom suffered during the summer months as a decline in advertising revenues caused by a shift to digital from TV confirmed fears of a secular decline in the media industry. Given these concerns, we eliminated the Portfolio’s position in Viacom.

In Financials, the Portfolio’s high conviction investments in credit card companies Discover Financial Services and Capital One Financial generated underperformance. Both companies continued to see strong underlying fundamentals but declined following second quarter earnings reports as their strong loan growth required an increase in loss reserves. Stock selection in the Utilities sector also detracted from performance. Independent power producer holding Dynegy declined significantly during the quarter, as investors weighed falling natural gas prices and weakening credit conditions in December. We believe the long term fundamentals of the company remain strong and that the stock price experienced a short term overreaction.

Strong results in the pharmaceuticals industry drove the Portfolio’s outperformance in the Health Care sector. A significant position in Hospira rallied higher on news of an acquisition by Pfizer, which was among the Portfolio’s larger holdings during the period. Pfizer investors also reacted positively to the accretive deal as it is expected to increase the company’s growth rate. Hospira’s position in biosimilars (generic versions of biologic drugs) was seen as a valuable addition to the company. In Consumer Staples, Kroger continued its excellent momentum, prompting us to scale back the position. Elsewhere in the sector, the avoidance of large index constituent Wal-Mart Stores had a positive impact on relative performance as the stock slid throughout the year, falling 26%.

At period-end, the Portfolio’s largest sector overweights were in the Health Care, Telecommunication Services and Consumer Discretionary sectors. The most notable underweights included the Industrials and Consumer Staples sectors, both of which offer fewer attractively valued companies with healthy fundamentals, in our view.

Bart Geer

Carrie King

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
BlackRock Large Cap Value Portfolio
Class A	-5.99	9.80	4.53
Class B	-6.18	9.54	4.28
Class E	-6.07	9.66	4.39
Russell 1000 Value Index	-3.83	11.27	6.16

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Cisco Systems, Inc.	5.2
Citigroup, Inc.	5.1
JPMorgan Chase & Co.	5.0
Verizon Communications, Inc.	4.3
Pfizer, Inc.	3.8
QUALCOMM, Inc.	3.7
Discover Financial Services	3.5
Merck & Co., Inc.	3.5
Valero Energy Corp.	3.2
Wells Fargo & Co.	2.7

Top Sectors

% of Net Assets
Financials	32.0
Health Care	15.9
Energy	12.6
Information Technology	12.3
Consumer Discretionary	6.9
Telecommunication Services	6.1
Utilities	5.0
Industrials	4.5
Consumer Staples	1.9
Materials	1.5

MSF-2

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.63%	$1,000.00	$912.20	$3.04
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

Class B(a)	Actual	0.88%	$1,000.00	$911.50	$4.24
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

Class E(a)	Actual	0.78%	$1,000.00	$911.90	$3.76
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—98.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.5%
Honeywell International, Inc.	46,650	$4,831,541
Huntington Ingalls Industries, Inc.	9,240	1,172,094
Raytheon Co.	123,555	15,386,304

		21,389,939

Airlines—0.3%
American Airlines Group, Inc.	86,700	3,671,745

Auto Components—1.5%
Lear Corp.	177,020	21,743,367

Automobiles—0.2%
Thor Industries, Inc.	45,476	2,553,477

Banks—14.3%
Citigroup, Inc.	1,432,021	74,107,087
JPMorgan Chase & Co.	1,112,867	73,482,608
KeyCorp	730,020	9,628,964
Regions Financial Corp.	1,242,111	11,924,265
Wells Fargo & Co.	720,880	39,187,037

		208,329,961

Biotechnology—2.1%
Baxalta, Inc.	795,570	31,051,097

Capital Markets—1.3%
Ameriprise Financial, Inc.	43,910	4,672,902
KKR & Co. L.P.	193,431	3,015,589
Morgan Stanley	362,990	11,546,712

		19,235,203

Chemicals—0.6%
Akzo Nobel NV (ADR) (a)	118,894	2,641,230
Ashland, Inc. (a)	5,480	562,796
LyondellBasell Industries NV - Class A	70,160	6,096,904

		9,300,930

Communications Equipment—10.7%
Cisco Systems, Inc.	2,812,220	76,365,834
Nokia Oyj (ADR) (a)	1,156,120	8,115,963
QUALCOMM, Inc.	1,069,740	53,470,954
Telefonaktiebolaget LM Ericsson (ADR)	1,927,920	18,527,311

		156,480,062

Construction & Engineering—0.4%
AECOM (a) (b)	172,300	5,174,169
Jacobs Engineering Group, Inc. (b)	13,780	578,071

		5,752,240

Consumer Finance—6.7%
Capital One Financial Corp.	526,330	37,990,499
Discover Financial Services	952,440	51,069,833
SLM Corp. (b)	1,317,840	8,592,317

		97,652,649

Containers & Packaging—0.5%
Avery Dennison Corp.	11,690	732,496
Bemis Co., Inc.	73,800	3,298,122
Crown Holdings, Inc. (b)	47,390	2,402,673
Sonoco Products Co.	25,460	1,040,550

		7,473,841

Diversified Financial Services—2.4%
Nasdaq, Inc.	602,765	35,062,840

Diversified Telecommunication Services—4.4%
Verizon Communications, Inc.	1,374,190	63,515,062

Electric Utilities—2.4%
American Electric Power Co., Inc.	43,270	2,521,343
Duke Energy Corp.	6,170	440,476
Edison International	2,790	165,196
Exelon Corp.	1,123,350	31,195,429
FirstEnergy Corp.	14,650	464,845

		34,787,289

Energy Equipment & Services—1.8%
Baker Hughes, Inc.	241,450	11,142,917
Halliburton Co.	125,240	4,263,170
Superior Energy Services, Inc.	773,389	10,417,550

		25,823,637

Food & Staples Retailing—1.4%
CVS Health Corp.	32,400	3,167,748
Kroger Co. (The)	397,824	16,640,978

		19,808,726

Food Products—0.2%
Kellogg Co.	6,560	474,091
Tyson Foods, Inc. - Class A (a)	41,120	2,192,930

		2,667,021

Health Care Equipment & Supplies—3.9%
Baxter International, Inc.	449,450	17,146,518
Medtronic plc	244,660	18,819,247
Zimmer Biomet Holdings, Inc.	210,480	21,593,143

		57,558,908

Health Care Providers & Services—1.8%
Community Health Systems, Inc. (a) (b)	365,290	9,691,144
Laboratory Corp. of America Holdings (b)	17,788	2,199,308
Quest Diagnostics, Inc.	204,940	14,579,432

		26,469,884

Hotels, Restaurants & Leisure—0.0%
Wyndham Worldwide Corp. (a)	7,320	531,798

Household Durables—1.8%
Newell Rubbermaid, Inc.	569,590	25,107,527
Tupperware Brands Corp. (a)	31,310	1,742,402

		26,849,929

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Independent Power and Renewable Electricity Producers—2.5%
AES Corp.	2,630,160	$25,170,631
Dynegy, Inc. (a) (b)	849,910	11,388,794

		36,559,425

Insurance—5.5%
Genworth Financial, Inc. - Class A (a) (b)	1,584,190	5,909,029
Hartford Financial Services Group, Inc. (The)	501,350	21,788,671
Lincoln National Corp.	360,550	18,121,243
Prudential Financial, Inc.	226,270	18,420,641
XL Group plc	424,420	16,628,775

		80,868,359

IT Services—0.1%
First Data Corp. - Class A (b)	107,050	1,714,941

Life Sciences Tools & Services—0.0%
Bruker Corp. (a) (b)	17,631	427,904

Media—1.3%
Comcast Corp. - Class A	31,020	1,750,459
Interpublic Group of Cos., Inc. (The)	225,830	5,257,322
Omnicom Group, Inc.	7,670	580,312
Scripps Networks Interactive, Inc. - Class A (a)	206,520	11,401,969

		18,990,062

Metals & Mining—0.3%
Allegheny Technologies, Inc. (a)	58,940	663,075
Reliance Steel & Aluminum Co.	70,180	4,064,124

		4,727,199

Multi-Utilities—0.1%
Ameren Corp.	26,970	1,165,913
PG&E Corp.	3,300	175,527

		1,341,440

Multiline Retail—0.8%
Dollar General Corp.	4,100	294,667
Macy’s, Inc.	326,270	11,412,925

		11,707,592

Oil, Gas & Consumable Fuels—10.8%
Apache Corp.	771,380	34,303,269
Gulfport Energy Corp. (a) (b)	740,290	18,188,925
Marathon Oil Corp.	2,437,300	30,685,607
Marathon Petroleum Corp.	295,512	15,319,342
Suncor Energy, Inc.	441,920	11,401,536
Valero Energy Corp.	661,540	46,777,493
World Fuel Services Corp. (a)	37,280	1,433,789

		158,109,961

Pharmaceuticals—8.0%
Merck & Co., Inc.	959,260	50,668,113

Pharmaceuticals—(Continued)
Pfizer, Inc.	1,704,575	55,023,681
Teva Pharmaceutical Industries, Ltd. (ADR)	165,780	10,881,799

		116,573,593

Professional Services—2.3%
Dun & Bradstreet Corp. (The)	1,400	145,502
ManpowerGroup, Inc.	25,860	2,179,739
Nielsen Holdings plc	664,260	30,954,516

		33,279,757

Real Estate Investment Trusts—1.8%
Brixmor Property Group, Inc.	133,590	3,449,294
Outfront Media, Inc.	490,730	10,712,636
Starwood Property Trust, Inc.	577,970	11,883,063

		26,044,993

Semiconductors & Semiconductor Equipment—0.8%
Teradyne, Inc.	569,568	11,772,971

Specialty Retail—1.3%
Gap, Inc. (The) (a)	301,750	7,453,225
GNC Holdings, Inc. - Class A	367,360	11,395,507

		18,848,732

Technology Hardware, Storage & Peripherals—0.7%
Apple, Inc.	96,850	10,194,431

Wireless Telecommunication Services—1.8%
Telephone & Data Systems, Inc.	752,576	19,484,192
United States Cellular Corp. (a) (b)	158,733	6,477,894

		25,962,086

Total Common Stocks (Cost $1,466,038,502)		1,434,833,051

Convertible Preferred Stocks—0.4%

Food Products—0.3%
Tyson Foods, Inc. 4.750%, 07/15/17	88,627	5,377,886

Machinery—0.1%
Stanley Black & Decker, Inc. 6.250%, 11/17/16 (a)	10,940	1,277,682

Total Convertible Preferred Stocks (Cost $5,540,901)		6,655,568

Short-Term Investments—3.7%

Mutual Fund—2.6%
State Street Navigator Securities Lending MET Portfolio (c)	37,541,771	37,541,771

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2015

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $16,383,224 on 01/04/16, collateralized by $16,670,000 U.S. Treasury Note at 1.625% due 06/30/20 with a value of $16,711,675.	16,383,169	$16,383,169

Total Short-Term Investments (Cost $53,924,940)		53,924,940

Total Investments—102.4% (Cost $1,525,504,343) (d)		1,495,413,559
Other assets and liabilities (net)—(2.4)%		(35,191,214)

Net Assets—100.0%		$1,460,222,345

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $43,579,928 and the collateral received consisted of cash in the amount of $37,541,771 and non-cash collateral with a value of $7,569,275. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,531,564,964. The aggregate unrealized appreciation and depreciation of investments were $167,663,467 and $(203,814,872), respectively, resulting in net unrealized depreciation of $(36,151,405) for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,434,833,051	$—	$—	$1,434,833,051
Total Convertible Preferred Stocks*	6,655,568	—	—	6,655,568
Short-Term Investments
Mutual Fund	37,541,771	—	—	37,541,771
Repurchase Agreement	—	16,383,169	—	16,383,169
Total Short-Term Investments	37,541,771	16,383,169	—	53,924,940
Total Investments	$1,479,030,390	$16,383,169	$—	$1,495,413,559

Collateral for Securities Loaned (Liability)	$—	$(37,541,771)	$—	$(37,541,771)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$1,495,413,559
Cash	85,588
Receivable for:
Investments sold	4,783,381
Fund shares sold	65,180
Dividends and interest	1,291,548
Prepaid expenses	4,327

Total Assets	1,501,643,583

Liabilities
Collateral for securities loaned	37,541,771
Payables for:
Investments purchased	2,769,729
Fund shares redeemed	100,109
Accrued Expenses:
Management fees	756,370
Distribution and service fees	59,128
Deferred trustees’ fees	74,661
Other expenses	119,470

Total Liabilities	41,421,238

Net Assets	$1,460,222,345

Net Assets Consist of:
Paid in surplus	$1,361,017,511
Undistributed net investment income	24,191,789
Accumulated net realized gain	105,103,829
Unrealized depreciation on investments	(30,090,784)

Net Assets	$1,460,222,345

Net Assets
Class A	$1,164,441,453
Class B	246,579,785
Class E	49,201,107
Capital Shares Outstanding*
Class A	138,248,177
Class B	29,577,416
Class E	5,873,563
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.42
Class B	8.34
Class E	8.38

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,525,504,343.
(b)	Includes securities loaned at value of $43,579,928.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$35,523,126
Interest	240
Securities lending income	182,997

Total investment income	35,706,363
Expenses
Management fees	10,058,237
Administration fees	38,349
Custodian and accounting fees	141,154
Distribution and service fees—Class B	676,481
Distribution and service fees—Class E	83,000
Audit and tax services	40,464
Legal	26,576
Trustees’ fees and expenses	35,969
Shareholder reporting	58,622
Insurance	10,667
Miscellaneous	18,748

Total expenses	11,188,267
Less management fee waiver	(471,520)

Net expenses	10,716,747

Net Investment Income	24,989,616

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	112,155,510
Foreign currency transactions	(4,325)

Net realized gain	112,151,185

Net change in unrealized depreciation on investments	(227,214,620)

Net realized and unrealized loss	(115,063,435)

Net Decrease in Net Assets From Operations	$(90,073,819)

(a)	Net of foreign withholding taxes of $360,090.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$24,989,616	$28,180,582
Net realized gain	112,151,185	130,325,504
Net change in unrealized appreciation (depreciation)	(227,214,620)	14,177,128

Increase (decrease) in net assets from operations	(90,073,819)	172,683,214

From Distributions to Shareholders
Net investment income
Class A	(22,599,992)	(21,066,507)
Class B	(4,230,425)	(2,965,683)
Class E	(923,252)	(671,818)
Net realized capital gains
Class A	(101,131,805)	(383,863,755)
Class B	(22,003,704)	(65,678,461)
Class E	(4,536,965)	(13,717,473)

Total distributions	(155,426,143)	(487,963,697)

Increase (decrease) in net assets from capital share transactions	20,021,122	(3,582,016)

Total decrease in net assets	(225,478,840)	(318,862,499)

Net Assets
Beginning of period	1,685,701,185	2,004,563,684

End of period	$1,460,222,345	$1,685,701,185

Undistributed net investment income
End of period	$24,191,789	$27,475,309

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	1,384,828	$13,378,089	3,461,216	$32,373,495
Reinvestments	13,162,957	123,731,797	44,793,170	404,930,262
Redemptions	(12,049,917)	(120,870,123)	(51,156,983)	(496,683,480)

Net increase (decrease)	2,497,868	$16,239,763	(2,902,597)	$(59,379,723)

Class B
Sales	1,809,435	$16,514,461	2,381,156	$23,751,030
Reinvestments	2,814,821	26,234,129	7,652,637	68,644,144
Redemptions	(3,981,200)	(37,477,172)	(4,456,988)	(44,885,644)

Net increase	643,056	$5,271,418	5,576,805	$47,509,530

Class E
Sales	618,235	$5,756,123	736,207	$7,297,580
Reinvestments	583,357	5,460,217	1,598,810	14,389,291
Redemptions	(1,349,828)	(12,706,399)	(1,315,544)	(13,398,694)

Net increase (decrease)	(148,236)	$(1,490,059)	1,019,473	$8,288,177

Increase (decrease) derived from capital shares transactions		$20,021,122		$(3,582,016)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.89	$12.02	$9.80	$10.36	$10.23

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.16	0.15	0.17	0.15
Net realized and unrealized gain (loss) on investments	(0.64)	0.75	2.84	1.21	0.10

Total from investment operations	(0.49)	0.91	2.99	1.38	0.25

Less Distributions
Distributions from net investment income	(0.18)	(0.16)	(0.16)	(0.18)	(0.12)
Distributions from net realized capital gains	(0.80)	(2.88)	(0.61)	(1.76)	0.00

Total distributions	(0.98)	(3.04)	(0.77)	(1.94)	(0.12)

Net Asset Value, End of Period	$8.42	$9.89	$12.02	$9.80	$10.36

Total Return (%) (b)	(5.99)	9.92	32.05 (c)	14.28	2.35

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	0.65	0.65	0.66	0.66
Net ratio of expenses to average net assets (%) (d)	0.63	0.52 (e)	0.59	0.63	0.63
Ratio of net investment income to average net assets (%)	1.62	1.61	1.35	1.80	1.41
Portfolio turnover rate (%)	42	40	113	107	107
Net assets, end of period (in millions)	$1,164.4	$1,342.9	$1,666.1	$1,414.2	$941.4

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.80	$11.93	$9.73	$10.30	$10.18

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.14	0.12	0.15	0.14
Net realized and unrealized gain (loss) on investments	(0.64)	0.74	2.82	1.20	0.08

Total from investment operations	(0.51)	0.88	2.94	1.35	0.22

Less Distributions
Distributions from net investment income	(0.15)	(0.13)	(0.13)	(0.16)	(0.10)
Distributions from net realized capital gains	(0.80)	(2.88)	(0.61)	(1.76)	0.00

Total distributions	(0.95)	(3.01)	(0.74)	(1.92)	(0.10)

Net Asset Value, End of Period	$8.34	$9.80	$11.93	$9.73	$10.30

Total Return (%) (b)	(6.18)	9.70	31.74 (c)	13.97	2.05

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.90	0.90	0.91	0.91
Net ratio of expenses to average net assets (%) (d)	0.88	0.77 (e)	0.84	0.88	0.88
Ratio of net investment income to average net assets (%)	1.37	1.36	1.10	1.52	1.30
Portfolio turnover rate (%)	42	40	113	107	107
Net assets, end of period (in millions)	$246.6	$283.6	$278.6	$229.5	$212.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.84	$11.97	$9.76	$10.32	$10.20

Income (Loss) from Investment Operations
Net investment income (a)	0.14	0.15	0.13	0.16	0.14
Net realized and unrealized gain (loss) on investments	(0.64)	0.74	2.83	1.21	0.09

Total from investment operations	(0.50)	0.89	2.96	1.37	0.23

Less Distributions
Distributions from net investment income	(0.16)	(0.14)	(0.14)	(0.17)	(0.11)
Distributions from net realized capital gains	(0.80)	(2.88)	(0.61)	(1.76)	0.00

Total distributions	(0.96)	(3.02)	(0.75)	(1.93)	(0.11)

Net Asset Value, End of Period	$8.38	$9.84	$11.97	$9.76	$10.32

Total Return (%) (b)	(6.07)	9.79	31.88 (c)	14.14	2.13

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	0.80	0.80	0.81	0.81
Net ratio of expenses to average net assets (%) (d)	0.78	0.67 (e)	0.74	0.78	0.78
Ratio of net investment income to average net assets (%)	1.47	1.46	1.20	1.62	1.37
Portfolio turnover rate (%)	42	40	113	107	107
Net assets, end of period (in millions)	$49.2	$59.3	$59.9	$47.9	$47.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	In 2013, 0.11%, 0.11% and 0.11% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadvisor. Excluding this item, total return would have been 31.94%, 31.63% and 31.77% for Class A, Class B and Class E, respectively.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	The effect of the voluntary portion of the waivers on average net assets was 0.10% for the year ended December 31, 2014.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MSF-11

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.
Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to real estate investment trust (REIT) adjustments and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-12

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $16,383,169, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	31—90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(37,437,176)	$—	$—	$—	$(37,437,176)
Convertible Preferred Stocks	(104,595)	—	—	—	(104,595)
Total	$(37,541,771)	$—	$—	$—	$(37,541,771)
Total Borrowings	$(37,541,771)	$—	$—	$—	$(37,541,771)
Gross amount of recognized liabilities for securities lending transactions					$(37,541,771)

MSF-13

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$665,258,973	$0	$791,732,606

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$10,058,237	0.700%	On the first $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-14

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	Of the first $250 million
0.025%	On the next $500 million
0.050%	On amounts in excess of $1 billion

An identical expense agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$91,191,427	$169,201,125	$64,234,716	$318,762,572	$155,426,143	$487,963,697

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$45,498,292	$89,932,605	$(36,151,405)	$—	$99,279,492

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained

MSF-15

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MSF-16

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Large Cap Value Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Value Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Value Portfolio of the Metropolitan Series Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-17

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-18

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-19

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-20

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MSF-21

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

BlackRock Large Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2015. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one-, three- and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

MSF-22

Metropolitan Series Fund

BlackRock Money Market Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the BlackRock Money Market Portfolio returned 0.00%, 0.00%, and 0.00%, respectively. The Portfolio’s benchmark, the Bank of America/Merrill Lynch 3-Month T-Bill Index1, returned 0.05%.

MARKET ENVIRONMENT / CONDITIONS

On December 16, 2015, the Federal Open Market Committee (the “Committee”) voted to increase the target range for the overnight federal funds rate to 0.25% to 0.50% from the previous range of 0.00% to 0.25%. An increase in the target range had been anticipated by the market to occur at some point during 2015. Speculation on the timing of the hike began as early as June as the labor market gradually improved and Committee member sentiment increasingly shifted toward talk of higher rates. As the June meeting passed without a hike, investor attention turned to September. However, that meeting was overshadowed by events in overseas markets. In fact, in post-meeting comments, Chairwoman Janet Yellen cited global economic developments combined with the strength of the U.S. dollar as reasons for not moving.

Market participants then turned their focus to the December meeting. In the days leading up to the meeting, fed funds futures contracts prices reflected a 76% probability of a rate hike in December. Relatively strong employment statistics as well as statements from Chairwoman Yellen and other Committee members bolstered the market’s sentiment that a rate increase was likely to occur. In December, yields available on money market instruments increased as investors incorporated the projected higher rates into their investment decisions and demanded higher rates from issuers for investments with maturities past the meeting date. The 1-month and 3-month London Interbank Offering Rates (“LIBOR”) settings, respectively, were 0.24% and 0.42% at the beginning of December and had moved to 0.40% and 0.57% by the date of the rate hike, while closing out the year at 0.43% and 0.61%.

We continue to focus on the path of interest rates. Chairwoman Yellen had stated that rate increases are “likely to be gradual” and the Committee remains dependent on incoming data for the speed at which monetary accommodation will be removed. That said, at the end of December, fed funds futures prices were reflecting a 50.8% probability of a second rate hike by March 2016. If economic data remains strong or strengthens further, we believe a March move will become more likely. We also believe the market will see a greater impact from assets moving into U.S. Government securities as a result of money market reform, pressuring the spread between Government and Prime assets wider.

PORTFOLIO REVIEW / CURRENT POSITIONING

The strategy for the Portfolio throughout the year was focused on a potential rate increase. As the timing of the anticipated rate hike became a moving target, the investment strategy followed a more conservative approach, allowing the Portfolio’s Weighted Average Maturity (“WAM”) to drift lower as compared to the previous year. As such, most investments were placed in relatively short tenors. We did, however, selectively engage issuers in maturities greater than six months when yields compensated for the possibility of a rate hike. Given the Committee’s data-dependent rate guidance, we expect to maintain a relatively conservative approach favoring maturities at three months or shorter with select buying in longer tenors.

The WAM of the Portfolio stood at 32 days on December 31, 2015.

BlackRock Liquidity Team

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index is composed of a single 90-day Treasury Bill issue, or potentially a seasoned 6-month or 1-year Treasury Bill issue, that is replaced on a monthly basis.

MSF-1

Metropolitan Series Fund

BlackRock Money Market Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Money Market Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.27%	$1,000.00	$1,000.00	$1.36
	Hypothetical*	0.27%	$1,000.00	$1,023.84	$1.38

Class B(a)	Actual	0.27%	$1,000.00	$1,000.00	$1.36
	Hypothetical*	0.27%	$1,000.00	$1,023.84	$1.38

Class E(a)	Actual	0.27%	$1,000.00	$1,000.00	$1.36
	Hypothetical*	0.27%	$1,000.00	$1,023.84	$1.38

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee and distribution & service fee waivers as described in Note 4 of the Notes to Financial Statements.

MSF-2

Metropolitan Series Fund

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2015

Asset Backed Commercial Paper (a)—28.8% of Net Assets

Security Description	Principal Amount*	Value
Bedford Row Funding Corp. 0.388%, 03/02/16	13,000,000	$13,000,000
0.588%, 05/12/16	7,810,000	7,793,391
0.653%, 03/24/16	12,000,000	12,000,000
Chariot Funding LLC 0.507%, 02/25/16	5,000,000	4,996,181
Charta LLC 0.456%, 02/22/16	6,000,000	5,996,100
Collateralized Commercial Paper Co. LLC 0.507%, 03/21/16	15,000,000	14,983,333
0.621%, 04/19/16	5,000,000	5,000,000
0.626%, 04/25/16	15,000,000	15,000,000
Collateralized Commercial Paper II Co. LLC 0.527%, 02/22/16	8,000,000	7,993,991
CRC Funding LLC 0.507%, 02/08/16	8,000,000	7,995,778
0.507%, 03/21/16	1,375,000	1,373,472
Jupiter Securitization Co. LLC 0.436%, 01/13/16	9,000,000	8,998,710
0.507%, 02/16/16	15,000,000	14,990,417
Liberty Funding LLC 0.598%, 03/09/16	15,000,000	14,983,283
Manhattan Asset Funding Co. LLC 0.274%, 01/05/16	8,000,000	7,999,760
0.294%, 01/13/16	10,000,000	9,999,033
0.294%, 01/26/16	10,000,000	9,997,986
0.710%, 03/17/16	15,000,000	14,977,833
Nieuw Amsterdam Receivables Corp. 0.284%, 01/05/16	5,000,000	4,999,844
0.710%, 03/18/16	20,000,000	19,970,056
Old Line Funding LLC 0.463%, 01/06/16	10,000,000	10,000,000
0.477%, 04/04/16	13,620,000	13,603,285
Thunder Bay Funding LLC 0.477%, 01/19/16 (144A)	8,000,000	7,998,120
0.760%, 04/26/16	18,000,000	17,956,500
0.842%, 06/15/16	7,000,000	6,973,209
Victory Receivables Corp. 0.284%, 01/04/16	12,000,000	11,999,720
0.304%, 01/05/16	5,000,000	4,999,833
0.304%, 01/11/16	15,000,000	14,998,750
0.456%, 02/01/16	10,000,000	9,996,125
Working Capital Management Co. 0.274%, 01/06/16	9,000,000	8,999,663
0.284%, 01/08/16	8,000,000	7,999,565

Total Asset Backed Commercial Paper (Cost $318,573,938)		318,573,938

Certificate of Deposit—26.1%

Foreign Banks Yankee Dollar—20.2%
Bank of Montreal (Chicago) 0.427%, 05/04/16 (b)	15,000,000	15,000,000
0.570%, 06/01/16 (b)	10,000,000	10,000,000
0.661%, 07/21/16 (b)	12,000,000	12,000,000
Bank of Nova Scotia (Houston) 0.588%, 04/08/16 (b)	10,000,000	10,000,000
Bank of Tokyo-Mitsubishi UFJ, Ltd. (NY) 0.385%, 01/04/16	50,000,000	50,000,000
Canadian Imperial Bank of Commerce (NY) 0.539%, 01/26/16 (b)	8,000,000	8,000,000
0.578%, 04/18/16 (b)	12,000,000	12,000,000
Norinchukin Bank (NY) 0.304%, 01/27/16	4,000,000	4,000,000
0.314%, 01/08/16	10,000,000	10,000,000
0.335%, 01/06/16	12,500,000	12,500,000
Rabobank Nederland (NY) 0.463%, 04/11/16 (b)	10,000,000	10,000,000
0.507%, 05/12/16	15,000,000	15,000,000
0.537%, 05/10/16	7,000,000	7,000,000
Royal Bank of Canada (NY) 0.579%, 10/14/16 (b)	5,000,000	5,000,000
Toronto Dominion Bank (NY) 0.507%, 05/06/16	8,000,000	8,000,000
0.539%, 02/25/16 (b)	10,000,000	10,000,000
0.580%, 05/19/16 (b)	15,000,000	15,000,000
0.608%, 05/23/16	10,000,000	10,000,000

		223,500,000

Domestic Banks—5.9%
Bank of America N.A. 0.375%, 01/04/16	10,000,000	10,000,000
BMO Harris Bank N.A. 0.478%, 03/04/16 (b)	8,000,000	8,000,000
State Street Bank & Trust Co. 0.470%, 06/01/16 (b)	10,000,000	10,000,000
Wells Fargo Bank N.A. 0.527%, 01/14/16 (b)	5,750,000	5,750,000
0.558%, 01/06/16	9,000,000	9,000,000
0.558%, 04/01/16 (b)	15,000,000	15,000,000
0.575%, 10/13/16 (b)	8,000,000	8,000,000

		65,750,000

Total Certificate of Deposit (Cost $289,250,000)		289,250,000

Financial Company Commercial Paper (a)—20.9%
Australia & New Zealand Banking Group, Ltd. 0.604%, 06/03/16	10,000,000	10,000,000
Bank of Nova Scotia 0.507%, 05/04/16 (144A)	5,000,000	4,991,389
0.618%, 05/17/16	4,000,000	3,990,714
Caisse Damortissement de la Dette Sociale 0.284%, 01/11/16	15,000,000	14,998,833
Caisse des Depots et Consignations 0.355%, 01/26/16	8,000,000	7,998,056
Commonwealth Bank of Australia 0.501%, 07/05/16	8,000,000	8,000,000
0.551%, 03/31/16	5,000,000	4,999,884
Credit Suisse AG (NY) 0.426%, 01/04/16	10,000,000	9,999,650
Erste Abwicklungsanstalt 0.453%, 02/09/16	10,000,000	10,000,000

See accompanying notes to financial statements.

MSF-3

Metropolitan Series Fund

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2015

Financial Company Commercial Paper (a)—(Continued)

Security Description	Principal Amount*	Value
HSBC Bank plc 0.423%, 02/05/16	7,000,000	$7,000,000
0.661%, 06/20/16	10,000,000	10,000,000
La Caisse Centrale Desjardins du Quebec 0.385%, 01/06/16	20,000,000	19,998,944
0.416%, 01/08/16	20,000,000	19,998,406
Mizuho Bank, Ltd. (NY) 0.710%, 04/18/16 (144A)	20,000,000	19,958,000
National Australia Bank, Ltd. 0.600%, 02/26/16	10,000,000	10,000,000
0.722%, 06/08/16	8,000,000	8,000,000
Nordea Bank AB 0.431%, 03/02/16	15,000,000	14,989,198
Oversea-Chinese Banking Corp., Ltd. 0.610%, 05/19/16	15,000,000	15,000,000
Sumitomo Mitsui Trust Bank, Ltd. (NY) 0.385%, 02/05/16 (144A)	12,000,000	11,995,567
United Overseas Bank, Ltd. 0.304%, 01/06/16	10,000,000	9,999,583
Westpac Banking Corp. 0.463%, 05/09/16	10,000,000	10,000,000

Total Financial Company Commercial Paper (Cost $231,918,224)		231,918,224

Treasury Repurchase Agreements—11.2%
Bank of America Corp. Repurchase Agreement dated 12/31/15 at 0.290% to be repurchased at $99,454,204 on 01/04/16 collateralized by $101,694,300 U.S. Treasury Note at 1.750% due 12/31/20 with a value $101,440,064.	99,451,000	99,451,000
JPMorgan Securities, Inc. Repurchase Agreement dated 12/31/15 at 0.320% to be repurchased at $25,000,888 on 01/04/16 collateralized by $25,825,000 U.S. Treasury Note at 1.375% due 08/31/20 with a value $25,501,118.	25,000,000	25,000,000

Total Treasury Repurchase Agreements (Cost $124,451,000)		124,451,000

Government Agency Debt (a)—6.8%
Federal Home Loan Bank 0.122%, 01/07/16	45,246,000	45,245,330
0.218%, 01/13/16	15,000,000	14,998,925
0.223%, 01/27/16	15,000,000	14,997,617

Total Government Agency Debt (Cost $75,241,872)		75,241,872

Treasury Debt—3.6%
U.S. Treasury Bills 0.033%, 01/07/16 (a)	25,767,000	25,766,858
U.S. Treasury Floating Rate Note 0.318%, 10/31/16 (b)	11,760,000	11,760,008
0.597%, 10/31/17 (b)	2,371,000	2,364,359

Total Treasury Debt (Cost $39,891,225)		39,891,225

Other Commercial Paper (a)—1.8%
CPPIB Capital, Inc. 0.608%, 04/01/16	15,000,000	14,977,250
0.456%, 03/09/16	5,000,000	4,995,750

Total Other Commercial Paper (Cost $19,973,000)		19,973,000

Other Notes—0.9%
GE Capital International Funding Co. 0.508%, 04/15/16 (144A)	5,000,000	5,006,580
La Caisse Dentrale Desjardins du Quebec 0.583%, 03/24/16 (144A)	5,000,000	5,022,420

Total Other Notes (Cost $10,029,000)		10,029,000

Total Investments—100.1% (Cost $1,109,328,259) (c)		1,109,328,259
Other assets and liabilities (net)—(0.1)%		(1,267,401)

Net Assets—100.0%		$1,108,060,858

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	The rate shown represents current yield to maturity.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,109,328,259.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, the market value of 144A securities was $54,972,076, which is 5.0% of net assets.

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Asset Backed Commercial Paper	$—	$318,573,938	$—	$318,573,938
Certificate of Deposit*	—	289,250,000	—	289,250,000
Financial Company Commercial Paper	—	231,918,224	—	231,918,224
Treasury Repurchase Agreements	—	124,451,000	—	124,451,000
Government Agency Debt	—	75,241,872	—	75,241,872
Treasury Debt	—	39,891,225	—	39,891,225
Other Commercial Paper	—	19,973,000	—	19,973,000
Other Notes	—	10,029,000	—	10,029,000
Total Investments	$—	$1,109,328,259	$—	$1,109,328,259

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Money Market Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at amortized cost	$984,877,259
Repurchase agreements	124,451,000
Cash	2,149
Receivable for:
Fund shares sold	1,502,688
Interest	210,112
Prepaid expenses	3,030

Total Assets	1,111,046,238
Liabilities
Payables for:
Fund shares redeemed	2,454,682
Accrued Expenses:
Management fees	321,330
Distribution and service fees	25,690
Deferred trustees’ fees	75,326
Other expenses	108,352

Total Liabilities	2,985,380

Net Assets	$1,108,060,858

Net Assets Consist of:
Paid in surplus	$1,108,124,338
Accumulated net investment loss	(75,327)
Accumulated net realized gain	11,847

Net Assets	$1,108,060,858

Net Assets
Class A	$406,820,840
Class B	547,030,000
Class E	154,210,018
Capital Shares Outstanding*
Class A	4,068,229
Class B	5,470,283
Class E	1,542,101
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$100.00
Class B	100.00
Class E	100.00

*	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Interest	$2,899,630

Total investment income	2,899,630
Expenses
Management fees	4,002,310
Administration fees	39,410
Custodian and accounting fees	93,709
Distribution and service fees—Class B	1,344,505
Distribution and service fees—Class E	250,167
Audit and tax services	29,972
Legal	26,626
Trustees’ fees and expenses	35,968
Shareholder reporting	76,075
Insurance	7,708
Miscellaneous	14,136

Total expenses	5,920,586
Less distribution and service fee waivers	(1,568,982)
Less management fee waiver	(1,465,318)

Net expenses	2,886,286

Net Investment Income	13,344

Net Increase in Net Assets from Operations	$13,344

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Money Market Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,344	$—

Increase in net assets from operations	13,344	—

From Distributions to Shareholders
Net investment income
Class A	(13,344)	—

Total distributions	(13,344)	—

Decrease in net assets from capital share transactions	(105,346,240)	(211,352,855)

Total decrease in net assets	(105,346,240)	(211,352,855)

Net Assets
Beginning of period	1,213,407,098	1,424,759,953

End of period	$1,108,060,858	$1,213,407,098

Accumulated net investment loss
End of period	$(75,327)	$(63,480)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	2,154,944	$215,494,358	3,088,249	$308,824,664
Reinvestments	134	13,344	0	0
Redemptions	(2,923,886)	(292,389,732)	(3,614,920)	(361,492,033)

Net decrease	(768,808)	$(76,882,030)	(526,671)	$(52,667,369)

Class B
Sales	3,068,805	$306,884,015	3,590,400	$359,039,786
Redemptions	(3,140,958)	(314,095,868)	(4,560,792)	(456,079,212)

Net decrease	(72,153)	$(7,211,853)	(970,392)	$(97,039,426)

Class E
Sales	686,634	$68,664,117	951,801	$95,179,965
Redemptions	(899,165)	(89,916,474)	(1,568,260)	(156,826,025)

Net decrease	(212,531)	$(21,252,357)	(616,459)	$(61,646,060)

Decrease derived from capital shares transactions		$(105,346,240)		$(211,352,855)

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Money Market Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income (a)	0.00	(b)	0.00	0.00	0.00	0.00

Total from investment operations	0.00	(b)	0.00	0.00	0.00	0.00

Less Distributions
Distributions from net investment income	(0.00	)(c)	0.00	0.00	0.00	0.00

Total distributions	0.00		0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00

Total Return (%) (d)	0.00		0.00	0.00	0.00	0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.37		0.37	0.35	0.35	0.35
Net ratio of expenses to average net assets (%) (e)	0.25		0.20	0.23	0.28	0.26
Ratio of net investment income to average net assets (%)	0.00	(f)	0.00	0.00	0.00	0.00
Net assets, end of period (in millions)	$406.8		$483.7	$536.4	$551.9	$707.8

	Class B
	Year Ended December 31,
	2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income (a)	0.00		0.00	0.00	0.00	0.00

Total from investment operations	0.00		0.00	0.00	0.00	0.00

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	0.00	0.00

Total distributions	0.00		0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00

Total Return (%) (d)	0.00		0.00	0.00	0.00	0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62		0.62	0.60	0.60	0.60
Net ratio of expenses to average net assets (%) (e)	0.25		0.20	0.23	0.28	0.26
Ratio of net investment income to average net assets (%)	0.00		0.00	0.00	0.00	0.00
Net assets, end of period (in millions)	$547.0		$554.2	$651.3	$771.5	$864.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Money Market Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) from Investment Operations
Net investment income (a)	0.00	0.00	0.00	0.00	0.00

Total from investment operations	0.00	0.00	0.00	0.00	0.00

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%) (d)	0.00	0.00	0.00	0.00	0.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	0.52	0.50	0.50	0.50
Net ratio of expenses to average net assets (%) (e)	0.25	0.20	0.23	0.28	0.26
Ratio of net investment income to average net assets (%)	0.00	0.00	0.00	0.00	0.00
Net assets, end of period (in millions)	$154.2	$175.5	$237.1	$309.5	$373.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income was less than $0.01.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of the management fee waivers and voluntary distribution & service fee waiver (see Note 4 of the Notes to Financial Statements).
(f)	Ratio of net investment income to average net assets was less than 0.01%.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Money Market Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - As permitted by Rule 2a-7 under the 1940 Act, and subject to certain conditions therein, the Portfolio employs the amortized cost method of security valuation that the Board of Trustees of the Trust (the “Board” or “Trustees”) has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio’s net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated. This method of valuation is considered a Level 2 in the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MSF-10

Metropolitan Series Fund

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distribution redesignation and short-term capital gains reclasses from ordinary income. These adjustments have no impact on net assets or the results of operation.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $124,451,000, which is reflected as repurchase agreements at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-11

Metropolitan Series Fund

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

4. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$4,002,310	0.350%	Of the first $1 billion
	0.300%	Of amount in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2015 through April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” as follows:

% per annum	Average Daily Net Assets
0.025%	Of the first $	1 billion

For the period April 28, 2014 to April 30, 2015, an identical expense agreement was in place. Pursuant to the expense agreement, $250,000 was waived for the year ended December 31, 2015 and is included in the management fee waivers shown in the Statement of Operations.

In addition to the contractual fee waiver, MetLife Advisers and/or its affiliates have voluntarily agreed, if the yield on any share Class of the Portfolio turns negative on a given day, to waive their fees or reimburse certain Portfolio expenses to raise the yield of that share Class to 0.00% for that day. The waiver will first be applied to 12b-1 expenses. If the amount of the waiver exceeds the Class B or Class E 12b-1 expenses on a given day, MetLife Advisers and/or its affiliates would then waive fees or reimburse expenses pro rata across all share Classes. This voluntary waiver/expense reimbursement may be discontinued by MetLife Advisers and/or its affiliates at any time without notice. During the year ended December 31, 2015, $1,568,982 of 12b-1 expenses were waived as shown on the Statement of Operations. Class B shares waived $1,324,448 and Class E shares waived $244,534. In addition, during the year ended December 31, 2015, $1,215,318 of management fees were voluntarily waived and are included in the management fee waivers shown in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-12

Metropolitan Series Fund

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

5. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

6. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$13,344	$—	$—	$—	$13,344	$—

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$11,847	$—	$—	$—	$—	$11,847

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

7. Recent Accounting Pronouncements and Regulatory Matters

In July 2014, the Securities and Exchange Commission adopted amendments to the rules under the 1940 Act which currently govern the operations of the Portfolio. A significant change resulting from these amendments is a requirement that institutional (i.e. not retail as defined in the amendments) prime, including institutional municipal money market funds, transact fund shares based on a market-based NAV. Other types of money market funds may continue to transact fund shares at an NAV calculated using the amortized cost valuation method. Among additional disclosure and other requirements, the amendments also will permit a money market fund, or, in certain circumstances, require a money market fund (other than a government money market fund which satisfies the requirements of the amended rules) to impose liquidity fees on redemptions, and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period. Compliance with a majority of these amendments will be required on October 14, 2016, two years after the effective date for the rule amendments. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (retail or institutional). Management evaluated the implication of these amendments and made a recommendation to the Board to approve a conversion of the Portfolio to an ultra-short term bond portfolio effective May 1, 2016. See the subsequent event note below.

8. Subsequent Event

On November 18, 2015, the Board of Trustees of Metropolitan Series Fund (the “Trust”) approved a proposal to convert the BlackRock Money Market Portfolio (the “Portfolio”) from a money market fund to an ultra-short term bond portfolio. The Portfolio will maintain its current investment objective, which seeks to provide a high level of current income consistent with the preservation of capital. In connection with the proposed conversion, the Portfolio’s name would change to BlackRock Ultra-Short Term Bond Portfolio. Although the Portfolio would cease to be a money market fund subject to the requirements set forth in Rule 2a-7 under the Investment Company Act of 1940, the Portfolio intends to maintain its current investment strategy of investing primarily in short-term, high quality securities. Following the conversion, the Portfolio will cease maintaining a stable net asset value per share and instead have a floating net asset value per share. The conversion is expected to be completed on or about May 1, 2016.

MSF-13

Metropolitan Series Fund

BlackRock Money Market Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Money Market Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Money Market Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Money Market Portfolio of the Metropolitan Series Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-14

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-15

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-16

Metropolitan Series Fund

BlackRock Money Market Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-17

Metropolitan Series Fund

BlackRock Money Market Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MSF-18

Metropolitan Series Fund

BlackRock Money Market Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

BlackRock Money Market Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- and three-year periods ended June 30, 2015 and underperformed the median of its Performance Universe for the five-year period ended June 30, 2015. The Board also considered that the Portfolio slightly outperformed its Lipper Index for the one-year period ended June 30, 2015 and performed equally to its Lipper Index for the three- and five-year periods ended June 30, 2015. The Board further considered that the Portfolio underperformed its benchmark, the Bank of America / Merrill Lynch 3-Month Treasury Bill Index, for the one-, three-, and five-year periods ended October 31, 2015. The Board noted that the Adviser and its affiliates had provided significant subsidizations to the Portfolio by voluntarily waiving a portion of the Adviser’s investment advisory fee and all of the Portfolio’s Rule 12b-1 fees in order to maintain a stable net asset value per share, which contributed positively to the Portfolio’s performance.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-19

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, D, and E shares of the Frontier Mid Cap Growth Portfolio returned 2.88%, 2.60%, 2.78%, and 2.72%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned -0.20%.

MARKET ENVIRONMENT / CONDITIONS

Despite improved domestic economic fundamentals, equities suffered muted declines as a consequence of tepid corporate earnings. Simply, a relatively flat earnings environment led to a relatively flat market. Corporate results encountered an “earnings recession” during 2015 precipitated by three interrelated factors, namely: 1.) a slow-down in emerging markets growth, 2.) a collapse in commodity prices, and 3.) a sharp appreciation of the dollar. The strengthening dollar was the biggest headwind to earnings as it dampened foreign profits as well as weakened demand for certain domestic goods and services. In the long run, we believe a strong dollar and tame inflation brought about by lower commodity prices is constructive for U.S. equities. However, in the short term, these headwinds led to an overall decline in the market.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio generated strong relative performance in 2015, driven by positive stock selection across many sectors, including notable advances in Information Technology (“IT”), Materials, and Consumer Discretionary. Stock selection within the IT sector was the largest contributor to relative results. Investments in video game makers Electronic Arts and Activision Blizzard prospered from broader mobile device use, a shift to recurring revenue streams, and improved profitability as sales migrated to higher margin digital delivery. IT services companies Global Payments and Vantiv paid dividends given their recurring business models, vibrant revenue growth and attractive operating leverage. In Materials, the Portfolio’s investment in Cytec Industries, with its focus on high value added specialty chemicals and aerospace composites, aided performance when it was acquired. Within Consumer Discretionary, investments in both O’Reilly Automotive (auto parts) and Ross Stores (off-price retailer), which focus on the improved fundamentals of lower-income consumers helped performance as did avoiding sectors undergoing competitive disruption such as high-end mall based retailers and traditional media companies.

Stock selection in Industrials and Consumers—notably Staples—detracted from relative performance. Increased competitive pressures in the health and nutrition industry hurt consumer names United Natural Foods (Consumer Staples) and GNC Holdings (Consumer Discretionary). The change in the competitive landscape led us to exit one of the Portfolio’s positions and we continued to be underweight the group. Within the Industrials sector, transportation holdings Spirit Airlines and Kirby Corp. fell as weak pricing, diminished energy spending and soft foreign demand negatively impacted results. We remained underweight the Industrials space as well.

We were wary of a number of risks including disappointing global growth, competitive devaluations that are creating intense price competition, rising emerging markets credit risk and a widening of high yield credit spreads after a period of substantial leveraging. Markets are entering the seventh year of extreme global monetary policy that has elevated valuations, driven a boom in merger activity and depressed the cost of capital. On balance, we see a “tug of war” between improved domestic fundamentals and concerning international issues (most specifically emerging market credit risks). Yet, we remained optimistic about the U.S. economy which is a major beneficiary of lower commodity prices over the long term and has already absorbed a substantial hit to energy and related industrial spending in the short term. We continue to seek companies that have strong secular appeal, enduring demand characteristics and levers to drive earnings. In the current challenged revenue environment, we look to emphasize investments that include management actions to improve profitability or utilize capital resources to augment growth. We saw many such opportunities in select IT, Health Care, Financial Services and Technology oriented companies. All of these areas we added too during the year and remain overweight. At the same time, we were more guarded about valuations for “safe haven” sectors such as Consumer Staples and fundamentals for sectors such as Industrials and Materials, such that we remained underweight these groups.

Stephen M. Knightly

Christopher J. Scarpa

Portfolio Managers

Frontier Capital Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year	Since Inception[2]
Frontier Mid Cap Growth Portfolio
Class A	2.88	10.32	7.00	—
Class B	2.60	10.04	6.73	—
Class D	2.78	10.21	—	6.28
Class E	2.72	10.15	6.84	—
Russell Midcap Growth Index	-0.20	11.54	8.16	—

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B, Class D and Class E shares are 4/29/88, 4/26/04, 5/2/06 and 5/1/01, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Electronic Arts, Inc.	2.9
Alliance Data Systems Corp.	2.2
Global Payments, Inc.	2.2
Activision Blizzard, Inc.	2.2
Sherwin-Williams Co. (The)	2.1
Ross Stores, Inc.	2.1
Equifax, Inc.	2.0
Euronet Worldwide, Inc.	2.0
Signature Bank	1.9
Raymond James Financial, Inc.	1.9

Top Sectors

% of Net Assets
Information Technology	26.9
Consumer Discretionary	23.1
Health Care	16.9
Industrials	14.7
Financials	9.9
Materials	2.7
Consumer Staples	2.6
Energy	1.0
Telecommunication Services	0.9

MSF-2

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Frontier Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.73%	$1,000.00	$933.50	$3.56
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class B(a)	Actual	0.98%	$1,000.00	$932.30	$4.77
	Hypothetical*	0.98%	$1,000.00	$1,020.27	$4.99

Class D(a)	Actual	0.83%	$1,000.00	$933.10	$4.04
	Hypothetical*	0.83%	$1,000.00	$1,021.02	$4.23

Class E(a)	Actual	0.88%	$1,000.00	$932.60	$4.29
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—98.7% of Net Assets

Security Description	Shares	Value

Airlines—2.8%
American Airlines Group, Inc.	495,218	$20,972,482
United Continental Holdings, Inc. (a)	196,019	11,231,889

		32,204,371

Banks—2.7%
Citizens Financial Group, Inc.	331,147	8,672,740
Signature Bank (a)	144,462	22,156,137

		30,828,877

Beverages—2.0%
Brown-Forman Corp. - Class B	130,557	12,961,699
Monster Beverage Corp. (a)	72,032	10,729,887

		23,691,586

Biotechnology—3.0%
Alkermes plc (a)	125,175	9,936,392
BioMarin Pharmaceutical, Inc. (a)	67,809	7,103,671
Incyte Corp. (a) (b)	84,882	9,205,453
Medivation, Inc. (a)	184,016	8,895,333

		35,140,849

Capital Markets—4.3%
E*Trade Financial Corp. (a)	723,035	21,430,758
Raymond James Financial, Inc.	376,792	21,842,632
WisdomTree Investments, Inc. (b)	442,724	6,941,912

		50,215,302

Chemicals—2.7%
CF Industries Holdings, Inc.	154,080	6,288,005
Sherwin-Williams Co. (The)	94,929	24,643,568

		30,931,573

Commercial Services & Supplies—3.9%
Cintas Corp.	212,030	19,305,332
Copart, Inc. (a)	110,308	4,192,807
KAR Auction Services, Inc.	267,417	9,902,452
Waste Connections, Inc.	208,720	11,755,110

		45,155,701

Distributors—1.6%
LKQ Corp. (a)	621,704	18,421,090

Diversified Consumer Services—0.8%
Bright Horizons Family Solutions, Inc. (a)	134,792	9,004,106

Diversified Financial Services—1.1%
Nasdaq, Inc.	225,387	13,110,762

Diversified Telecommunication Services—0.9%
Cogent Communications Holdings, Inc. (b)	315,138	10,932,137

Electronic Equipment, Instruments & Components—1.0%
Amphenol Corp. - Class A	232,015	12,118,143

Food Products—0.5%
Mead Johnson Nutrition Co. (b)	81,036	6,397,792

Health Care Equipment & Supplies—5.2%
C.R. Bard, Inc.	89,087	16,876,641
Cooper Cos., Inc. (The) (b)	110,723	14,859,027
DexCom, Inc. (a)	74,053	6,064,941
Hologic, Inc. (a)	276,116	10,682,928
STERIS plc (b)	151,910	11,444,899

		59,928,436

Health Care Providers & Services—3.9%
HealthSouth Corp. (b)	140,540	4,892,198
Humana, Inc.	64,631	11,537,280
MEDNAX, Inc. (a)	239,505	17,162,928
Universal Health Services, Inc. - Class B	98,811	11,806,926

		45,399,332

Health Care Technology—0.7%
Cerner Corp. (a)	129,231	7,775,829

Hotels, Restaurants & Leisure—3.5%
Aramark	378,487	12,206,206
Dunkin’ Brands Group, Inc. (b)	138,449	5,896,543
MGM Resorts International (a)	430,643	9,784,209
Royal Caribbean Cruises, Ltd.	126,026	12,755,091

		40,642,049

Household Durables—1.5%
Harman International Industries, Inc.	183,670	17,303,551

Industrial Conglomerates—1.4%
Roper Technologies, Inc.	88,630	16,821,088

Insurance—1.8%
Aon plc	224,273	20,680,213

Internet & Catalog Retail—1.6%
Expedia, Inc.	149,825	18,623,248

IT Services—9.7%
Alliance Data Systems Corp. (a)	92,947	25,706,352
Euronet Worldwide, Inc. (a)	314,770	22,798,791
Gartner, Inc. (a)	78,774	7,144,802
Global Payments, Inc.	387,774	25,015,301
Jack Henry & Associates, Inc. (b)	162,972	12,721,594
Vantiv, Inc. - Class A (a)	416,966	19,772,528

		113,159,368

Leisure Products—1.5%
Brunswick Corp.	349,871	17,671,984

Life Sciences Tools & Services—2.5%
Illumina, Inc. (a)	44,566	8,554,221
PAREXEL International Corp. (a)	295,521	20,130,890

		28,685,111

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—1.0%
Wabtec Corp. (b)	165,644	$11,780,601

Marine—0.7%
Kirby Corp. (a)	149,702	7,877,319

Media—0.8%
IMAX Corp. (a) (b)	249,728	8,875,333

Multiline Retail—3.2%
Dollar General Corp.	226,843	16,303,206
Dollar Tree, Inc. (a)	275,353	21,262,759

		37,565,965

Oil, Gas & Consumable Fuels—1.0%
Carrizo Oil & Gas, Inc. (a)	299,641	8,863,381
InterOil Corp. (a) (b)	89,932	2,825,663

		11,689,044

Pharmaceuticals—1.7%
Perrigo Co. plc	136,806	19,795,828

Professional Services—2.4%
CEB, Inc.	68,624	4,212,827
Equifax, Inc.	207,607	23,121,192

		27,334,019

Road & Rail—1.4%
J.B. Hunt Transport Services, Inc.	217,986	15,991,453

Semiconductors & Semiconductor Equipment—4.6%
Analog Devices, Inc.	341,512	18,892,444
Lam Research Corp.	162,972	12,943,236
NXP Semiconductor NV (a)	122,509	10,321,383
Qorvo, Inc. (a)	218,781	11,135,953

		53,293,016

Software—11.5%
Activision Blizzard, Inc. (b)	644,753	24,958,389
Cadence Design Systems, Inc. (a)	803,616	16,723,249
CDK Global, Inc.	424,401	20,146,315
Electronic Arts, Inc. (a)	488,326	33,557,763
Fair Isaac Corp. (b)	130,918	12,329,857
Fortinet, Inc. (a)	263,386	8,209,742
Red Hat, Inc. (a)	210,968	17,470,260

		133,395,575

Specialty Retail—7.0%
Advance Auto Parts, Inc.	104,681	15,755,537
GNC Holdings, Inc. - Class A	353,998	10,981,018
L Brands, Inc.	118,573	11,361,665
O’Reilly Automotive, Inc. (a)	73,382	18,596,467
Ross Stores, Inc.	450,198	24,225,154

		80,919,841

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—1.6%
Carter’s, Inc.	121,897	$10,852,490
lululemon athletica, Inc. (a) (b)	149,196	7,828,314

		18,680,804

Trading Companies & Distributors—1.2%
HD Supply Holdings, Inc. (a)	451,208	13,549,776

Total Common Stocks (Cost $1,013,590,277)		1,145,591,072

Short-Term Investments—6.5%

Mutual Fund—5.2%
State Street Navigator Securities Lending MET Portfolio (c)	60,186,428	60,186,428

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $14,688,358 on 01/04/16, collateralized by $14,945,000 U.S. Treasury Note at 1.625% due 06/30/20 with a value of $14,982,363.	14,688,309	14,688,309

Total Short-Term Investments (Cost $74,874,737)		74,874,737

Total Investments—105.2% (Cost $1,088,465,014) (d)		1,220,465,809
Other assets and liabilities (net)—(5.2)%		(60,061,501)

Net Assets—100.0%		$1,160,404,308

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $96,741,597 and the collateral received consisted of cash in the amount of $60,186,428 and non-cash collateral with a value of $39,456,072. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,088,636,827. The aggregate unrealized appreciation and depreciation of investments were $185,946,106 and $(54,117,124), respectively, resulting in net unrealized appreciation of $131,828,982 for federal income tax purposes.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,145,591,072	$—	$—	$1,145,591,072
Short-Term Investments
Mutual Fund	60,186,428	—	—	60,186,428
Repurchase Agreement	—	14,688,309	—	14,688,309
Total Short-Term Investments	60,186,428	14,688,309	—	74,874,737
Total Investments	$1,205,777,500	$14,688,309	$—	$1,220,465,809

Collateral for Securities Loaned (Liability)	$—	$(60,186,428)	$—	$(60,186,428)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$1,220,465,809
Cash	10,295,883
Receivable for:
Fund shares sold	150,481
Dividends and interest	369,631
Prepaid expenses	3,469

Total Assets	1,231,285,273
Liabilities
Collateral for securities loaned	60,186,428
Payables for:
Investments purchased	9,340,989
Fund shares redeemed	368,155
Accrued Expenses:
Management fees	700,915
Distribution and service fees	48,065
Deferred trustees’ fees	107,575
Other expenses	128,838

Total Liabilities	70,880,965

Net Assets	$1,160,404,308

Net Assets Consist of:
Paid in surplus	$896,688,300
Accumulated net investment loss	(107,576)
Accumulated net realized gain	131,822,789
Unrealized appreciation on investments	132,000,795

Net Assets	$1,160,404,308

Net Assets
Class A	$878,501,061
Class B	181,725,320
Class D	89,848,089
Class E	10,329,838
Capital Shares Outstanding*
Class A	26,068,818
Class B	5,841,034
Class D	2,706,603
Class E	312,262
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$33.70
Class B	31.11
Class D	33.20
Class E	33.08

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,088,465,014.
(b)	Includes securities loaned at value of $96,741,597.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends	$7,526,081
Interest	330
Securities lending income	173,811

Total investment income	7,700,222
Expenses
Management fees	8,673,891
Administration fees	29,557
Custodian and accounting fees	89,611
Distribution and service fees—Class B	499,704
Distribution and service fees—Class D	99,694
Distribution and service fees—Class E	16,842
Audit and tax services	40,458
Legal	26,656
Trustees’ fees and expenses	35,968
Shareholder reporting	138,301
Insurance	7,722
Miscellaneous	15,229

Total expenses	9,673,633
Less management fee waiver	(111,509)
Less broker commission recapture	(78,681)

Net expenses	9,483,443

Net Investment Loss	(1,783,221)

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	131,448,355
Futures contracts	535,891

Net realized gain	131,984,246

Net change in unrealized depreciation on investments	(96,656,360)

Net realized and unrealized gain	35,327,886

Net Increase in Net Assets From Operations	$33,544,665

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(1,783,221)	$(2,127,468)
Net realized gain	131,984,246	164,117,510
Net change in unrealized depreciation	(96,656,360)	(40,271,945)

Increase in net assets from operations	33,544,665	121,718,097

From Distributions to Shareholders
Net realized capital gains
Class A	(120,148,007)	(86,686,736)
Class B	(27,320,274)	(18,668,169)
Class D	(12,958,013)	(9,371,524)
Class E	(1,448,339)	(1,005,877)

Total distributions	(161,874,633)	(115,732,306)

Increase (decrease) in net assets from capital share transactions	146,475,892	(166,998,385)

Total increase (decrease) in net assets	18,145,924	(161,012,594)

Net Assets
Beginning of period	1,142,258,384	1,303,270,978

End of period	$1,160,404,308	$1,142,258,384

Accumulated net investment loss
End of period	$(107,576)	$(73,588)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	2,865,002	$113,108,885	520,541	$18,295,255
Reinvestments	3,289,923	120,148,007	2,586,892	86,686,736
Redemptions	(2,380,338)	(89,072,962)	(7,443,757)	(258,882,901)

Net increase (decrease)	3,774,587	$144,183,930	(4,336,324)	$(153,900,910)

Class B
Sales	695,096	$23,571,724	383,567	$12,984,373
Reinvestments	809,249	27,320,274	594,906	18,668,169
Redemptions	(1,363,306)	(47,105,593)	(1,082,261)	(36,895,257)

Net increase (decrease)	141,039	$3,786,405	(103,788)	$(5,242,715)

Class D
Sales	126,941	$4,666,476	130,302	$4,646,830
Reinvestments	360,045	12,958,013	282,872	9,371,524
Redemptions	(530,932)	(19,358,357)	(593,715)	(21,199,899)

Net decrease	(43,946)	$(1,733,868)	(180,541)	$(7,181,545)

Class E
Sales	28,565	$1,025,425	15,989	$566,549
Reinvestments	40,366	1,448,339	30,435	1,005,877
Redemptions	(61,036)	(2,234,339)	(62,309)	(2,245,641)

Net increase (decrease)	7,895	$239,425	(15,885)	$(673,215)

Increase (decrease) derived from capital shares transactions		$146,475,892		$(166,998,385)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Period	$37.28	$36.90	$28.92		$26.06	$26.94

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)	(0.05)	(0.00	)(b)	0.34	0.02
Net realized and unrealized gain (loss) on investments	1.51	3.78	9.18		2.52	(0.82)

Total from investment operations	1.48	3.73	9.18		2.86	(0.80)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.42)		0.00	(0.08)
Distributions from net realized capital gains	(5.06)	(3.35)	(0.78)		0.00	0.00

Total distributions	(5.06)	(3.35)	(1.20)		0.00	(0.08)

Net Asset Value, End of Period	$33.70	$37.28	$36.90		$28.92	$26.06

Total Return (%) (c)	2.88	11.14	32.77		10.97	(3.00)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.76	0.75		0.78	0.77
Net ratio of expenses to average net assets (%) (d)	0.73	0.75	0.74		0.78	0.77
Ratio of net investment income (loss) to average net assets (%)	(0.09)	(0.13)	(0.01)		1.21	0.09
Portfolio turnover rate (%)	60	48	120		78	111
Net assets, end of period (in millions)	$878.5	$831.2	$982.6		$571.6	$568.2

	Class B
	Year Ended December 31,
	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Period	$34.85	$34.79	$27.33		$24.69	$25.54

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.12)	(0.13)	(0.08)		0.26	(0.04)
Net realized and unrealized gain (loss) on investments	1.44	3.54	8.66		2.38	(0.79)

Total from investment operations	1.32	3.41	8.58		2.64	(0.83)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.34)		0.00	(0.02)
Distributions from net realized capital gains	(5.06)	(3.35)	(0.78)		0.00	0.00

Total distributions	(5.06)	(3.35)	(1.12)		0.00	(0.02)

Net Asset Value, End of Period	$31.11	$34.85	$34.79		$27.33	$24.69

Total Return (%) (c)	2.60	10.88	32.43		10.69	(3.24)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	1.01	1.00		1.03	1.02
Net ratio of expenses to average net assets (%) (d)	0.98	1.00	0.99		1.03	1.02
Ratio of net investment income (loss) to average net assets (%)	(0.35)	(0.37)	(0.25)		0.98	(0.15)
Portfolio turnover rate (%)	60	48	120		78	111
Net assets, end of period (in millions)	$181.7	$198.6	$201.9		$84.1	$81.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$36.83	$36.52	$28.63	$25.82	$26.71

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.07)	(0.08)	(0.04)	0.30	(0.01)
Net realized and unrealized gain (loss) on investments	1.50	3.74	9.09	2.51	(0.82)

Total from investment operations	1.43	3.66	9.05	2.81	(0.83)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.38)	0.00	(0.06)
Distributions from net realized capital gains	(5.06)	(3.35)	(0.78)	0.00	0.00

Total distributions	(5.06)	(3.35)	(1.16)	0.00	(0.06)

Net Asset Value, End of Period	$33.20	$36.83	$36.52	$28.63	$25.82

Total Return (%) (c)	2.78	11.06	32.63	10.88	(3.14)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.86	0.85	0.88	0.87
Net ratio of expenses to average net assets (%) (d)	0.83	0.85	0.84	0.88	0.87
Ratio of net investment income (loss) to average net assets (%)	(0.20)	(0.22)	(0.13)	1.06	(0.03)
Portfolio turnover rate (%)	60	48	120	78	111
Net assets, end of period (in millions)	$89.8	$101.3	$107.1	$99.9	$113.9

	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$36.73	$36.46	$28.58	$25.79	$26.68

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.09)	(0.10)	(0.06)	0.29	(0.02)
Net realized and unrealized gain (loss) on investments	1.50	3.72	9.09	2.50	(0.82)

Total from investment operations	1.41	3.62	9.03	2.79	(0.84)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.37)	0.00	(0.05)
Distributions from net realized capital gains	(5.06)	(3.35)	(0.78)	0.00	0.00

Total distributions	(5.06)	(3.35)	(1.15)	0.00	(0.05)

Net Asset Value, End of Period	$33.08	$36.73	$36.46	$28.58	$25.79

Total Return (%) (c)	2.72	10.96	32.59	10.82	(3.19)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.91	0.90	0.93	0.92
Net ratio of expenses to average net assets (%) (d)	0.88	0.90	0.89	0.93	0.92
Ratio of net investment income (loss) to average net assets (%)	(0.25)	(0.28)	(0.17)	1.04	(0.07)
Portfolio turnover rate (%)	60	48	120	78	111
Net assets, end of period (in millions)	$10.3	$11.2	$11.7	$10.3	$10.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Frontier Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, D, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MSF-11

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture and net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-12

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $14,688,309, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures

MSF-13

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2015, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 30, 2015 through May 1, 2015, the Portfolio had bought and sold $85,521,979 in notional cost on equity index futures contracts. At December 31, 2015, the Portfolio did not have any open futures contracts. For the year ended December 31, 2015, the Portfolio had realized gains in the amount of $535,891 which are shown under Net realized gain on futures contracts in the Statement of Operations.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-14

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$705,768,703	$0	$735,011,412

During the year ended December 31, 2015, the Portfolio engaged in security transactions with other affiliated Portfolios. These amounted to $10,698,435 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$8,673,891	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Frontier Capital Management Company, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	On the first $500 million
0.025%	Over $850 million and less than $1 billion
(0.025)%	On the next $250 million

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, D, and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E Shares. Under the Distribution and Service Plan, the Class B, D, and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.10% per year for Class D Shares, and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in

MSF-15

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$25,138,144	$65,476,941	$136,736,489	$50,255,365	$161,874,633	$115,732,306

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$—	$131,994,602	$131,828,981	$—	$263,823,583

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MSF-16

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Frontier Mid Cap Growth Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Frontier Mid Cap Growth Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Frontier Mid Cap Growth Portfolio of the Metropolitan Series Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-17

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-18

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-19

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-20

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for

MSF-21

Metropolitan Series Fund

Frontier Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Frontier Mid Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Frontier Capital Management Company, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- and three-year periods ended June 30, 2015 and slightly underperformed the median of its Performance Universe for the five-year period ended June 30, 2015. The Board also considered that the Portfolio outperformed its Lipper Index for the one-, three- and five-year periods ended June 30, 2015. The Board further considered that the Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the one- and three-year periods ended October 31, 2015, and underperformed its benchmark for the five-year period ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contractholders to benefit from the lower sub-advisory fee effective January 1, 2016.

MSF-22

Metropolitan Series Fund

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the Jennison Growth Portfolio returned 10.78%, 10.54%, and 10.66%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 5.67%.

MARKET ENVIRONMENT / CONDITIONS

Weak energy prices, a strong U.S. dollar, and slowing economic growth in China were key influences on the global economic landscape in 2015. The U.S. remained the strongest of the major global economies. The long-awaited move to raise the Fed Funds rate came in mid-December, with the Federal Reserve indicating that further rate increases would likely be gradual and contingent on continued economic growth. A Chinese market correction in late summer and the ensuing devaluation of the yuan heightened skepticism about the reported strength of economic growth in the world’s second-largest economy and raised concerns that other struggling economies might set off a cycle of competitive devaluations to remain competitive in global export markets. Europe struggled, unsuccessfully, to avert Greece’s default even as the country’s new government called for less economic austerity. Eurozone leaders eventually reached an agreement to start negotiations on a third bailout for Greece. Economic activity in Europe remained anemic but showed signs of improving. These factors, combined with uncertainty through much of the period about the timing and pace of monetary tightening in the U.S. contributed to continued volatility in global financial markets.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Consumer Discretionary stocks across a diverse range of industries contributed significantly to Portfolio performance. In internet retail, Amazon and Netflix were noteworthy performers. Amazon benefited as investors increasingly appreciated its strong execution, long-term revenue growth, margin-expansion potential, and cloud infrastructure opportunities. The company has been increasing its business investment to drive unit growth not only in its core retail business but through the proliferation of digital commerce via the mobile market. On-demand streaming media network Netflix’s strong subscriber growth reflected the appeal of the company’s original programming. We believe a shift toward exclusive deals and original content, increasing pricing power, international expansion, and scale advantage have strengthened the company’s long-term competitive positioning.

In restaurants, Starbucks’ strong brand and innovation in mobile and loyalty programs have driven customer engagement and robust sales. We believe the company has demonstrated its ability to devise innovative new platforms, which should help to keep its new product pipeline strong. In apparel, Nike generated impressive earnings, revenue, and gross margins on the strength of its execution and the Nike brand around the world and across product categories.

In Information Technology, Google (now known as Alphabet) and Facebook made strong gains. Google’s technological lead and dominant position in internet search is a unique strength that has enabled the company to monetize search traffic at a meaningfully higher rate than its competitors. We like its solid competitive position, strong advertising revenue, and YouTube monetization opportunities. Internet-based social platform Facebook has successfully implemented its mobile interface, and revenue generation from both mobile and desktop applications has improved. We believe that as the company solidifies its dominant position, it continues to increase its appeal to both users and advertisers. Long-term, largely untapped, growth drivers include Instagram, WhatsApp, Messenger, and Oculus.

Another technology stock, Alibaba (China), detracted from Portfolio performance. One of the world’s largest e-commerce companies with dominant positions in several Chinese markets, it was hurt by transitional challenges posed by changes in keyword search and the migration to mobile-device-based transactions. We believe that the company’s initiatives related to these issues will be beneficial and that Alibaba offers an attractive opportunity to invest in the long-term growth of the Chinese e-commerce market.

Health Care companies have been strong positive contributors to Portfolio returns for several years. We trimmed or eliminated select positions as our investment theses were realized but continued to own a number of pharmaceutical and biopharmaceutical companies that are developing novel therapies for cancer, macular degeneration, and other serious conditions. With the current focus on drug pricing likely to persist, it will become increasingly important for companies to have truly innovative products in their development pipelines. Holdings with promising development programs that performed well include Bristol-Myers Squibb and Regeneron.

Another Health Care position, Shire (Ireland), declined on an uncertain outcome of its unsolicited bid for Baxalta, which makes drugs for rare bleeding disorders and immune deficiencies. Shire has product franchises in neuroscience, gastrointestinal, and rare diseases. It has been transforming itself into a leading orphan disease company with a strong product pipeline and business development and acquisition opportunities.

Slowing global growth affected the Industrials and commodities sectors broadly. In Industrials, Canadian Pacific Railway (Canada) was hurt by lower volumes of a variety of commodities, including oil, grain, and coal, being shipped on its rail line. We eliminated the Portfolio’s position. EOG Resources declined on falling energy prices. We believe it has one of the best asset portfolios in the exploration and production industry.

MSF-1

Metropolitan Series Fund

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio is built from the bottom up, with stocks selected one at a time, based on the fundamentals of individual companies. Sector weights were largely stable over the past year; exposure to Information Technology and Consumer Discretionary increased modestly, while exposure to Health Care and Industrials decreased. As of December 31, 2015, and relative to the Russell 1000 Growth Index, the Portfolio was overweight Information Technology and Consumer Discretionary, and underweight Industrials and Consumer Staples.

Kathleen A. McCarragher

Spiros “Sig” Segalas

Michael A. Del Balso

Portfolio Managers

Jennison Associates LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
Jennison Growth Portfolio
Class A	10.78	14.01	8.18
Class B	10.54	13.74	7.92
Class E	10.66	13.84	8.02
Russell 1000 Growth Index	5.67	13.53	8.53

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Amazon.com, Inc.	5.2
Apple, Inc.	5.0
Facebook, Inc. - Class A	4.5
Visa, Inc. - Class A	3.2
MasterCard, Inc. - Class A	3.0
Alphabet, Inc. - Class C	3.0
Alphabet, Inc. - Class A	3.0
NIKE, Inc. - Class B	2.9
Netflix, Inc.	2.5
Starbucks Corp.	2.2

Top Sectors

% of Net Assets
Information Technology	38.9
Consumer Discretionary	28.8
Health Care	17.4
Consumer Staples	4.4
Financials	4.1
Industrials	2.9
Energy	1.5
Materials	1.4

MSF-3

Metropolitan Series Fund

Jennison Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Jennison Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.54%	$1,000.00	$1,024.10	$2.75
	Hypothetical*	0.54%	$1,000.00	$1,022.48	$2.75

Class B(a)	Actual	0.79%	$1,000.00	$1,023.00	$4.03
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

Class E(a)	Actual	0.69%	$1,000.00	$1,023.50	$3.52
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—99.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.9%
Boeing Co. (The)	369,098	$53,367,880

Automobiles—1.3%
Tesla Motors, Inc. (a) (b)	148,048	35,533,000

Banks—0.9%
Citigroup, Inc.	499,213	25,834,273

Beverages—0.9%
Monster Beverage Corp. (a)	172,395	25,679,959

Biotechnology—7.9%
Alexion Pharmaceuticals, Inc. (a)	270,171	51,535,118
Biogen, Inc. (a)	138,011	42,279,670
BioMarin Pharmaceutical, Inc. (a)	65,574	6,869,532
Celgene Corp. (a)	509,106	60,970,535
Regeneron Pharmaceuticals, Inc. (a)	76,739	41,659,301
Vertex Pharmaceuticals, Inc. (a)	127,341	16,023,318

		219,337,474

Capital Markets—0.9%
Morgan Stanley	789,167	25,103,402

Chemicals—1.4%
Monsanto Co.	231,436	22,801,075
Sherwin-Williams Co. (The)	61,889	16,066,384

		38,867,459

Communications Equipment—0.5%
Palo Alto Networks, Inc. (a)	72,254	12,726,819

Diversified Financial Services—1.2%
McGraw Hill Financial, Inc.	327,279	32,263,164

Energy Equipment & Services—0.4%
Schlumberger, Ltd.	174,600	12,178,350

Food & Staples Retailing—3.5%
Costco Wholesale Corp.	312,582	50,481,993
Kroger Co. (The)	1,080,703	45,205,806

		95,687,799

Health Care Equipment & Supplies—1.4%
Abbott Laboratories	878,980	39,474,992

Hotels, Restaurants & Leisure—4.8%
Marriott International, Inc. - Class A	614,183	41,174,828
McDonald’s Corp.	253,539	29,953,097
Starbucks Corp.	1,037,255	62,266,418

		133,394,343

Industrial Conglomerates—1.0%
General Electric Co.	906,785	28,246,353

Internet & Catalog Retail—9.8%
Amazon.com, Inc. (a)	211,692	143,080,506
JD.com, Inc. (ADR) (a)	522,405	16,855,397
Netflix, Inc. (a) (b)	600,066	68,635,549
Priceline Group, Inc. (The) (a)	33,687	42,949,241

		271,520,693

Internet Software & Services—15.9%
Alibaba Group Holding, Ltd. (ADR) (a)	548,440	44,571,719
Alphabet, Inc. - Class A (a)	105,783	82,300,232
Alphabet, Inc. - Class C (a)	110,627	83,952,618
Facebook, Inc. - Class A (a)	1,198,481	125,433,021
LinkedIn Corp. - Class A (a)	221,912	49,947,953
Tencent Holdings, Ltd.	2,786,768	54,435,701

		440,641,244

IT Services—6.2%
MasterCard, Inc. - Class A	868,557	84,562,709
Visa, Inc. - Class A	1,142,494	88,600,410

		173,163,119

Life Sciences Tools & Services—1.4%
Illumina, Inc. (a) (b)	204,860	39,321,853

Media—3.1%
Time Warner, Inc.	421,479	27,257,047
Walt Disney Co. (The)	557,119	58,542,064

		85,799,111

Oil, Gas & Consumable Fuels—1.1%
Concho Resources, Inc. (a)	208,826	19,391,582
EOG Resources, Inc.	166,235	11,767,776

		31,159,358

Pharmaceuticals—6.7%
Allergan plc (a)	147,516	46,098,750
Bristol-Myers Squibb Co.	892,383	61,387,027
Novo Nordisk A/S (ADR)	495,166	28,759,241
Shire plc (ADR)	237,016	48,588,280

		184,833,298

Real Estate Investment Trusts—1.1%
American Tower Corp.	314,601	30,500,567

Semiconductors & Semiconductor Equipment—1.7%
ARM Holdings plc (ADR) (b)	567,792	25,686,910
NXP Semiconductors NV (a)	255,642	21,537,839

		47,224,749

Software—9.6%
Adobe Systems, Inc. (a)	637,546	59,891,071
Atlassian Corp. plc - Class A (a)	38,882	1,169,570
Microsoft Corp.	703,950	39,055,146
Red Hat, Inc. (a)	562,605	46,589,320
Salesforce.com, Inc. (a)	785,784	61,605,466

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—(Continued)
Splunk, Inc. (a) (b)	469,091	$27,587,242
Workday, Inc. - Class A (a)	397,501	31,672,880

		267,570,695

Specialty Retail—5.5%
Home Depot, Inc. (The)	119,186	15,762,348
Industria de Diseno Textil S.A.	1,522,104	52,232,911
O’Reilly Automotive, Inc. (a)	191,618	48,559,834
TJX Cos., Inc. (The)	512,331	36,329,391

		152,884,484

Technology Hardware, Storage & Peripherals—5.0%
Apple, Inc.	1,318,514	138,786,784

Textiles, Apparel & Luxury Goods—4.3%
NIKE, Inc. - Class B	1,280,892	80,055,750
Under Armour, Inc. - Class A (a) (b)	502,778	40,528,935

		120,584,685

Total Common Stocks (Cost $1,890,809,250)		2,761,685,907

Short-Term Investments—2.4%

Mutual Fund—1.8%
State Street Navigator Securities Lending MET Portfolio (c)	49,685,024	49,685,024

Repurchase Agreement—0.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $16,635,620 on 01/04/16, collateralized by $17,185,000 U.S. Treasury Note at 0.625% due 04/30/18 with a value of $16,970,188.	16,635,565	16,635,565

Total Short-Term Investments (Cost $66,320,589)		66,320,589

Total Investments—101.8% (Cost $1,957,129,839) (d)		2,828,006,496
Other assets and liabilities (net)—(1.8)%		(50,710,947)

Net Assets—100.0%		$2,777,295,549

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $163,151,859 and the collateral received consisted of cash in the amount of $49,685,024 and non-cash collateral with a value of $118,320,078. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,957,849,869. The aggregate unrealized appreciation and depreciation of investments were $911,829,305 and $(41,672,678), respectively, resulting in net unrealized appreciation of $870,156,627 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$53,367,880	$—	$—	$53,367,880
Automobiles	35,533,000	—	—	35,533,000
Banks	25,834,273	—	—	25,834,273
Beverages	25,679,959	—	—	25,679,959
Biotechnology	219,337,474	—	—	219,337,474
Capital Markets	25,103,402	—	—	25,103,402
Chemicals	38,867,459	—	—	38,867,459
Communications Equipment	12,726,819	—	—	12,726,819
Diversified Financial Services	32,263,164	—	—	32,263,164
Energy Equipment & Services	12,178,350	—	—	12,178,350
Food & Staples Retailing	95,687,799	—	—	95,687,799
Health Care Equipment & Supplies	39,474,992	—	—	39,474,992
Hotels, Restaurants & Leisure	133,394,343	—	—	133,394,343
Industrial Conglomerates	28,246,353	—	—	28,246,353
Internet & Catalog Retail	271,520,693	—	—	271,520,693
Internet Software & Services	386,205,543	54,435,701	—	440,641,244
IT Services	173,163,119	—	—	173,163,119
Life Sciences Tools & Services	39,321,853	—	—	39,321,853
Media	85,799,111	—	—	85,799,111
Oil, Gas & Consumable Fuels	31,159,358	—	—	31,159,358
Pharmaceuticals	184,833,298	—	—	184,833,298
Real Estate Investment Trusts	30,500,567	—	—	30,500,567
Semiconductors & Semiconductor Equipment	47,224,749	—	—	47,224,749
Software	267,570,695	—	—	267,570,695
Specialty Retail	100,651,573	52,232,911	—	152,884,484
Technology Hardware, Storage & Peripherals	138,786,784	—	—	138,786,784
Textiles, Apparel & Luxury Goods	120,584,685	—	—	120,584,685
Total Common Stocks	2,655,017,295	106,668,612	—	2,761,685,907
Short-Term Investments
Mutual Fund	49,685,024	—	—	49,685,024
Repurchase Agreement	—	16,635,565	—	16,635,565
Total Short-Term Investments	49,685,024	16,635,565	—	66,320,589
Total Investments	$2,704,702,319	$123,304,177	$—	$2,828,006,496

Collateral for Securities Loaned (Liability)	$—	$(49,685,024)	$—	$(49,685,024)

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Jennison Growth Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$2,828,006,496
Receivable for:
Fund shares sold	99,398
Dividends and interest	1,662,742
Prepaid expenses	7,769

Total Assets	2,829,776,405
Liabilities
Collateral for securities loaned	49,685,024
Payables for:
Investments purchased	343,799
Fund shares redeemed	690,554
Accrued Expenses:
Management fees	1,247,253
Distribution and service fees	187,543
Deferred trustees’ fees	134,452
Other expenses	192,231

Total Liabilities	52,480,856

Net Assets	$2,777,295,549

Net Assets Consist of:
Paid in surplus	$1,559,818,216
Undistributed net investment income	5,257,581
Accumulated net realized gain	341,352,406
Unrealized appreciation on investments and foreign currency transactions	870,867,346

Net Assets	$2,777,295,549

Net Assets
Class A	$1,897,140,890
Class B	867,603,292
Class E	12,551,367
Capital Shares Outstanding*
Class A	124,003,789
Class B	57,437,198
Class E	824,818
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.30
Class B	15.11
Class E	15.22

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,957,129,839.
(b)	Includes securities loaned at value of $163,151,859.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$23,159,961
Interest	123
Securities lending income	455,091

Total investment income	23,615,175
Expenses
Management fees	17,367,438
Administration fees	69,530
Custodian and accounting fees	241,550
Distribution and service fees—Class B	2,244,350
Distribution and service fees—Class E	18,436
Audit and tax services	40,458
Legal	26,626
Trustees’ fees and expenses	35,385
Shareholder reporting	126,582
Insurance	18,904
Miscellaneous	25,634

Total expenses	20,214,893
Less management fee waiver	(2,179,809)
Less broker commission recapture	(121,264)

Net expenses	17,913,820

Net Investment Income	5,701,355

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	342,454,613
Foreign currency transactions	(14,002)

Net realized gain	342,440,611

Net change in unrealized depreciation on:
Investments	(42,791,191)
Foreign currency transactions	(739)

Net change in unrealized depreciation	(42,791,930)

Net realized and unrealized gain	299,648,681

Net Increase in Net Assets From Operations	$305,350,036

(a)	Net of foreign withholding taxes of $264,784.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Jennison Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,701,355	$5,758,518
Net realized gain	342,440,611	438,262,968
Net change in unrealized depreciation	(42,791,930)	(181,691,965)

Increase in net assets from operations	305,350,036	262,329,521

From Distributions to Shareholders
Net investment income
Class A	(5,448,743)	(5,936,824)
Class B	(104,756)	(296,189)
Class E	(14,860)	(14,912)
Net realized capital gains
Class A	(300,608,310)	(120,715,426)
Class B	(135,816,086)	(50,589,027)
Class E	(1,834,915)	(670,256)

Total distributions	(443,827,670)	(178,222,634)

Decrease in net assets from capital share transactions	(50,769,618)	(438,747,525)

Total decrease in net assets	(189,247,252)	(354,640,638)

Net Assets
Beginning of period	2,966,542,801	3,321,183,439

End of period	$2,777,295,549	$2,966,542,801

Undistributed net investment income
End of period	$5,257,581	$5,332,063

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	2,496,304	$39,015,071	3,320,463	$50,121,269
Reinvestments	20,309,028	306,057,053	8,906,628	126,652,250
Redemptions	(24,963,162)	(402,493,935)	(33,440,544)	(516,618,578)

Net decrease	(2,157,830)	$(57,421,811)	(21,213,453)	$(339,845,059)

Class B
Sales	3,851,187	$59,630,822	3,944,009	$59,629,111
Reinvestments	9,122,204	135,920,842	3,614,007	50,885,216
Redemptions	(12,052,008)	(190,034,059)	(13,416,857)	(208,561,548)

Net increase (decrease)	921,383	$5,517,605	(5,858,841)	$(98,047,221)

Class E
Sales	190,203	$2,929,755	88,476	$1,389,901
Reinvestments	123,318	1,849,775	48,353	685,168
Redemptions	(230,752)	(3,644,942)	(187,879)	(2,930,314)

Net increase (decrease)	82,769	$1,134,588	(51,050)	$(855,245)

Decrease derived from capital shares transactions		$(50,769,618)		$(438,747,525)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012		2011
Net Asset Value, Beginning of Period	$16.23	$15.82	$11.73	$12.14		$12.11

Income (Loss) from Investment Operations
Net investment income (a)	0.04	0.04	0.04	0.07		0.03
Net realized and unrealized gain on investments	1.67	1.26	4.25	1.88		0.03

Total from investment operations	1.71	1.30	4.29	1.95		0.06

Less Distributions
Distributions from net investment income	(0.05)	(0.04)	(0.06)	(0.03)		(0.03)
Distributions from net realized capital gains	(2.59)	(0.85)	(0.14)	(2.33)		0.00

Total distributions	(2.64)	(0.89)	(0.20)	(2.36)		(0.03)

Net Asset Value, End of Period	$15.30	$16.23	$15.82	$11.73		$12.14

Total Return (%) (b)	10.78	9.06	37.00	15.78		0.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	0.62	0.62	0.64		0.64
Net ratio of expenses to average net assets (%) (c)	0.54	0.54	0.55	0.57		0.57
Ratio of net investment income to average net assets (%)	0.27	0.26	0.31	0.58		0.22
Portfolio turnover rate (%)	28	25	36	41		47
Net assets, end of period (in millions)	$1,897.1	$2,047.5	$2,332.0	$1,744.7		$997.2

	Class B
	Year Ended December 31,
	2015	2014	2013	2012		2011
Net Asset Value, Beginning of Period	$16.05	$15.66	$11.61	$12.03		$12.01

Income (Loss) from Investment Operations
Net investment income (a)	0.00 (d)	0.00 (d)	0.01	0.03		0.00 (d)
Net realized and unrealized gain on investments	1.65	1.25	4.21	1.88		0.03

Total from investment operations	1.65	1.25	4.22	1.91		0.03

Less Distributions
Distributions from net investment income	0.00 (e)	(0.01)	(0.03)	(0.00	) (e)	(0.01)
Distributions from net realized capital gains	(2.59)	(0.85)	(0.14)	(2.33)		0.00

Total distributions	(2.59)	(0.86)	(0.17)	(2.33)		(0.01)

Net Asset Value, End of Period	$15.11	$16.05	$15.66	$11.61		$12.03

Total Return (%) (b)	10.54	8.74	36.73	15.56		0.22

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.87	0.87	0.89		0.89
Net ratio of expenses to average net assets (%) (c)	0.79	0.79	0.80	0.82		0.82
Ratio of net investment income to average net assets (%)	0.02	0.01	0.06	0.30		0.02
Portfolio turnover rate (%)	28	25	36	41		47
Net assets, end of period (in millions)	$867.6	$907.1	$976.7	$804.2		$429.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Jennison Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.15	$15.75	$11.67	$12.09	$12.07

Income (Loss) from Investment Operations
Net investment income (a)	0.02	0.02	0.02	0.04	0.01
Net realized and unrealized gain on investments	1.66	1.25	4.24	1.88	0.03

Total from investment operations	1.68	1.27	4.26	1.92	0.04

Less Distributions
Distributions from net investment income	(0.02)	(0.02)	(0.04)	(0.01)	(0.02)
Distributions from net realized capital gains	(2.59)	(0.85)	(0.14)	(2.33)	0.00

Total distributions	(2.61)	(0.87)	(0.18)	(2.34)	(0.02)

Net Asset Value, End of Period	$15.22	$16.15	$15.75	$11.67	$12.09

Total Return (%) (b)	10.66	8.86	36.90	15.58	0.31

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.77	0.77	0.79	0.79
Net ratio of expenses to average net assets (%) (c)	0.69	0.69	0.70	0.72	0.72
Ratio of net investment income to average net assets (%)	0.12	0.11	0.16	0.38	0.12
Portfolio turnover rate (%)	28	25	36	41	47
Net assets, end of period (in millions)	$12.6	$12.0	$12.5	$11.8	$8.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Net investment income was less than $0.01.
(e)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Jennison Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, distribution redesignations and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-13

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $16,635,565, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MSF-14

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$817,907,507	$0	$1,313,168,553

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$17,367,438	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Jennison Associates LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2015 through April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	Of the first $200 million
0.050%	Over $300 million and less than $1 billion
0.100%	On the next $1 billion
0.080%	On amounts in excess of $2 billion

An identical expense agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

MSF-15

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$8,272,620	$6,247,925	$435,555,050	$171,974,709	$443,827,670	$178,222,634

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$5,392,033	$342,072,437	$870,147,316	$—	$1,217,611,786

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-16

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

8. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund

Jennison Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Jennison Growth Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Jennison Growth Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jennison Growth Portfolio of the Metropolitan Series Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-18

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-19

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-20

Metropolitan Series Fund

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-21

Metropolitan Series Fund

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MSF-22

Metropolitan Series Fund

Jennison Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Jennison Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Jennison Associates LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the one-, three-, and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-23

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the Loomis Sayles Small Cap Core Portfolio returned -1.50%, -1.74%, and -1.64%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned -4.41%.

MARKET ENVIRONMENT / CONDITIONS

Lower-than-expected oil prices, a continued slowdown in China, a stronger U.S. dollar and uncertainty over Federal Reserve policy combined to create headwinds for small cap stocks in 2015. Economic data remained soft, and company fundamentals mixed. While many companies continued to grow earnings at a double-digit pace, others struggled to generate top- and bottom-line growth. As a result, the equity market was very selective with narrow leadership during the year. Stocks reached their highs for the year in the late spring and never managed to broadly exceed those levels. While recovery from the summer correction was quick, late-year performance was disappointing as commodity sectors, particularly Energy, came under renewed pressure. Concerns over slower global growth, coupled with a general environment of de-risking, led to underperformance of small caps versus their mid and large counterparts. Notably, small cap growth stocks continued to outperform small cap value, resulting in a trend of three consecutive years. While the advantage of growth over value can be observed across most economic sectors, strong performance in the biotechnology industry (a large weighting in small cap growth indices) and weak performance in real estate investment trusts (“REITs”) which represent a large weighting in value indices contributed to the 2015 performance differential. The Russell 2000 Growth Index returned -1.4%, while the Russell 2000 Value Index returned -7.5%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark due to favorable stock selection, while sector allocation modestly detracted. The Financials sector was the top-contributing sector because of stock selection, and stock selection in the Consumer Discretionary sector also contributed to performance. Outperformance was partially offset by unfavorable stock selection in the Materials sector. This sector was the biggest detractor from relative results because of positions in SunCoke Energy and Horsehead Holding Corp. Both positions were sold during the period.

Top-performing individual holdings were Anacor Pharmaceuticals, Cynosure, and MarketAxess Holdings. Anacor Pharmaceuticals is a biopharmaceutical company focused on developing small-molecule therapeutics derived from its boron chemistry platform. The company is focused on developing topical applications to treat fungal, bacterial and inflammatory diseases. Anacor’s lead compound, Kerydin (tavaborole), is a topical treatment for onychomycosis (nail fungus). Kerydin’s strong launch led Anacor to report a string of quarterly revenues and earnings per share that were above consensus. Given the price strength, we reduced the Portfolio’s position. Cynosure is a medical-device company that designs and manufactures energy-based systems primarily for minimally invasive and non-invasive aesthetic procedures. Cynosure has nine flagship medical device lines, which predominantly utilize lasers and intense pulsed light (IPL), to treat a wide range of indications. New product introductions drove the stock higher over the course of 2015. MarketAxess operates an electronic fixed income trading platform for institutional investors and is the leader in electronic bond trading. The platform supports multiple trade protocols; the most prevalent being the request-for-quote model (RFQ) where customers can ask for executable bids or offers from multiple broker-dealers simultaneously and execute trades with the counterparty of their choice. We continued to see multiple catalysts for growth, including higher cyclical bond volumes based on volatility and global rate uncertainty and secular growth in electronic trading for Investment Grade, High Yield, Emerging Markets and Eurobond securities. Revenue and earnings estimates continued to increase during the year, and we used the price strength to reduce the Portfolio’s position.

Helix Energy Solutions Group, SunCoke Energy, and DigitalGlobe detracted from performance. Helix Energy Solutions is a provider of intervention services for deepwater oil and gas wells. The decline in oil prices significantly impacted results in 2015. While customers continue to eliminate spending in the near-term, we believe expenditures on well maintenance will rebound during 2016. SunCoke Energy supplies coking coal to domestic steel producers under long-term contracts. The company’s stock has meaningfully underperformed as their customers’ profitability has been significantly reduced due to falling steel prices, partly as a result of the high level of Chinese imports. We believe that SunCoke’s clean balance sheet will help the company weather the challenging market environment until the expected cyclical recovery in their customers’ end markets takes hold. DigitalGlobe is the leading provider of satellite imagery, geospatial solutions and analytics to the U.S. government as well as commercial and international customers. DigitalGlobe has a highly predictable, attractive business model with approximately 80% of revenue recurring via contract. Contract retention rates have also been high, though with a limited history. Order backlog represents a high percentage of forward revenue. Cash flow should move higher due to capacity additions and the schedule of new satellite construction and launch. Revenue is slowly shifting toward more commercial and analytic services, which should increase the stock’s upside potential. However, the stock declined during the year, primarily due to early lackluster earnings results and continued weakness in the commercial segment.

Portfolio changes included adding new stocks with attractive investment potential and eliminating holdings where valuation had exceeded our target levels or fundamental trends strayed from our investment thesis. New holdings included Atlas Financial Holdings, Houghton Mifflin Harcourt Company and RPC. Atlas Financial Holdings is an underfollowed insurance company solely focused on a narrow segment within commercial auto insurance: taxis, para-transit (non-emergency medical transport) and limousine/livery services.

MSF-1

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

Atlas benefits from a favorable rate environment, an above average underwriting track record and strong customer service that allows for premium pricing. The company has grown through expanding geographies (currently in 40 states and the District of Columbia) and has been acquisitive in the past. Atlas increased book value in each of the past eleven quarters and traded at an attractive valuation through year end. Houghton Mifflin Harcourt is a provider of educational content and book publishing, primarily for the K-12 market in the U.S. New management steered the company out of bankruptcy in 2013 with a restored balance sheet, good cash flow prospects, a strategy to add digital content and increase market share in a market dominated by three participants (Houghton, McGraw Hill & Pearson). After a strong 2014, textbook adoptions are lower in 2015 and into 2016, with guidance revised lower during the most recent quarter. 2017 appears much better, and management has increased and accelerated share repurchase plans in the meantime. RPC is a land-based energy service company, providing pressure pumping and other support services. RPC is expected to be debt-free by year-end, and its long-term record of organic growth, positive free cash flow and high returns on invested capital stands out. Like most energy service companies, near-term business will be impacted by the decline in rig count and lower equipment utilization. However, RPC is well positioned to withstand the current cycle and should recover as capacity begins to exit the industry and the eventual recovery arrives. The company appears strong financially and should benefit from the sector’s consolidation. The Portfolio’s position in City National Corp. was sold as the bank was being acquired by Royal Bank of Canada. Tronox and Horsehead Holdings were also eliminated in early October as their businesses were closely aligned with specific commodity chemicals and minerals; catalysts for improvement remained elusive. Insurance company HCC Insurance was sold as the acquisition by Tokio Marine Holdings approached. BioMed Realty Trust is a REIT that provides real estate solutions to the life sciences industry. On October 8, the company announced it was being acquired by a private equity firm, Blackstone Group, at a price of $23.75 per share in a transaction valued at $8 billion. The $23.75 price represents a 10% premium to previous day’s close and a 24% premium to the share price immediately before rumors of such a transaction first emerged on September 22.

Sector weight changes during the 12 months were modest. As a result of individual stock selection, our weight in the Materials and Industrials sectors was reduced, and our weight to the Financials, Healthcare and Consumer Discretionary sectors increased.

Mark Burns

John Slavik

Joe Gatz

Jeff Schwartz

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Core Portfolio
Class A	-1.50	10.68	8.73
Class B	-1.74	10.41	8.46
Class E	-1.64	10.52	8.57
Russell 2000 Index	-4.41	9.19	6.80

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Euronet Worldwide, Inc.	1.3
Talmer Bancorp, Inc. - Class A	1.2
Pinnacle Financial Partners, Inc.	1.1
Signature Bank	1.0
Cynosure, Inc. - Class A	0.9
Littelfuse, Inc.	0.9
Cathay General Bancorp	0.9
Post Holdings, Inc.	0.9
RBC Bearings, Inc.	0.9
CubeSmart	0.9

Top Sectors

% of Net Assets
Financials	23.3
Information Technology	20.4
Consumer Discretionary	18.5
Industrials	14.9
Health Care	12.9
Energy	2.5
Consumer Staples	2.4
Materials	1.8
Utilities	1.4
Telecommunication Services	0.2

MSF-3

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.88%	$1,000.00	$923.90	$4.27
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

Class B(a)	Actual	1.13%	$1,000.00	$922.70	$5.48
	Hypothetical*	1.13%	$1,000.00	$1,019.51	$5.75

Class E(a)	Actual	1.03%	$1,000.00	$923.20	$4.99
	Hypothetical*	1.03%	$1,000.00	$1,020.01	$5.24

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—98.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.3%
BWX Technologies, Inc.	80,726	$2,564,665
DigitalGlobe, Inc. (a)	84,575	1,324,444
Hexcel Corp. (b)	33,053	1,535,312

		5,424,421

Auto Components—1.6%
Fox Factory Holding Corp. (a) (b)	112,076	1,852,616
Gentherm, Inc. (a)	35,228	1,669,807
Horizon Global Corp. (a)	49,297	511,210
Metaldyne Performance Group, Inc.	79,686	1,461,441
Tenneco, Inc. (a)	29,949	1,374,959

		6,870,033

Banks—12.6%
BancorpSouth, Inc. (b)	125,361	3,007,410
Bank of the Ozarks, Inc. (b)	50,578	2,501,588
Bryn Mawr Bank Corp.	51,435	1,477,213
Cathay General Bancorp	125,984	3,947,079
CVB Financial Corp. (b)	142,216	2,406,295
First Financial Bancorp	144,502	2,611,151
First Financial Bankshares, Inc. (b)	66,811	2,015,688
Home BancShares, Inc. (b)	54,813	2,221,023
Iberiabank Corp.	46,332	2,551,503
LegacyTexas Financial Group, Inc.	44,495	1,113,265
PacWest Bancorp	65,575	2,826,283
Pinnacle Financial Partners, Inc.	88,473	4,543,973
Popular, Inc.	75,510	2,139,953
PrivateBancorp, Inc.	50,022	2,051,902
Prosperity Bancshares, Inc. (b)	53,642	2,567,306
Renasant Corp.	22,983	790,845
Signature Bank (a)	29,196	4,477,791
Talmer Bancorp, Inc. - Class A	283,494	5,134,076
Texas Capital Bancshares, Inc. (a)	38,371	1,896,295
Triumph Bancorp, Inc. (a)	35,029	577,979
Wintrust Financial Corp. (b)	61,820	2,999,506

		53,858,124

Beverages—0.5%
Cott Corp.	205,262	2,255,829

Biotechnology—2.4%
Acorda Therapeutics, Inc. (a)	40,540	1,734,301
Anacor Pharmaceuticals, Inc. (a) (b)	8,746	988,036
Emergent Biosolutions, Inc. (a)	61,907	2,476,899
Ironwood Pharmaceuticals, Inc. (a) (b)	114,763	1,330,103
Lexicon Pharmaceuticals, Inc. (a) (b)	83,477	1,111,079
Neurocrine Biosciences, Inc. (a)	25,613	1,448,927
Portola Pharmaceuticals, Inc. (a)	21,604	1,111,526

		10,200,871

Building Products—1.7%
Apogee Enterprises, Inc.	33,202	1,444,619
Armstrong World Industries, Inc. (a)	35,535	1,625,016
Masonite International Corp. (a)	29,564	1,810,204
Patrick Industries, Inc. (a)	16,909	735,541

Building Products—(Continued)
Trex Co., Inc. (a) (b)	38,991	1,483,218

		7,098,598

Capital Markets—1.8%
Artisan Partners Asset Management, Inc. - Class A (b)	43,598	1,572,144
Hercules Technology Growth Capital, Inc. (b)	122,023	1,487,460
HFF, Inc. - Class A	48,493	1,506,678
Safeguard Scientifics, Inc. (a) (b)	43,441	630,329
Stifel Financial Corp. (a)	56,327	2,386,012

		7,582,623

Chemicals—0.7%
Cabot Corp.	27,204	1,112,099
Minerals Technologies, Inc.	36,581	1,677,605

		2,789,704

Commercial Services & Supplies—2.9%
Healthcare Services Group, Inc. (b)	63,545	2,215,814
KAR Auction Services, Inc.	86,743	3,212,093
Knoll, Inc.	73,181	1,375,803
Viad Corp.	52,961	1,495,089
Waste Connections, Inc.	32,277	1,817,841
West Corp.	97,237	2,097,402

		12,214,042

Communications Equipment—1.1%
ARRIS Group, Inc. (a)	64,351	1,967,210
Calix, Inc. (a)	100,843	793,635
Ciena Corp. (a)	43,886	908,001
Digi International, Inc. (a)	78,542	893,808

		4,562,654

Construction & Engineering—0.9%
Argan, Inc.	24,758	802,159
Granite Construction, Inc.	41,879	1,797,028
MYR Group, Inc. (a)	68,157	1,404,716

		4,003,903

Construction Materials—0.4%
Summit Materials, Inc. - Class A (a) (b)	84,369	1,690,755

Consumer Finance—0.2%
Credit Acceptance Corp. (a) (b)	3,355	718,037

Distributors—1.0%
Core-Mark Holding Co., Inc. (b)	26,828	2,198,286
Pool Corp.	25,425	2,053,832

		4,252,118

Diversified Consumer Services—1.2%
Bright Horizons Family Solutions, Inc. (a)	36,737	2,454,031
Houghton Mifflin Harcourt Co. (a)	40,842	889,539
Nord Anglia Education, Inc. (a) (b)	93,253	1,891,171

		5,234,741

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Financial Services—1.2%
FNFV Group (a) (b)	159,280	$1,788,715
MarketAxess Holdings, Inc. (b)	31,217	3,483,505

		5,272,220

Diversified Telecommunication Services—0.2%
Cogent Communications Holdings, Inc.	23,525	816,082

Electric Utilities—0.7%
ALLETE, Inc.	60,842	3,092,599

Electrical Equipment—1.0%
AZZ, Inc.	15,920	884,674
Babcock & Wilcox Enterprises, Inc. (a)	108,179	2,257,696
EnerSys	22,427	1,254,342

		4,396,712

Electronic Equipment, Instruments & Components—3.6%
Belden, Inc.	37,769	1,800,826
FEI Co. (b)	23,916	1,908,258
IPG Photonics Corp. (a) (b)	19,560	1,743,970
Littelfuse, Inc.	37,252	3,986,337
Methode Electronics, Inc.	50,609	1,610,884
Rogers Corp. (a)	41,911	2,161,350
Vishay Intertechnology, Inc. (b)	82,858	998,439
Zebra Technologies Corp. - Class A (a)	19,722	1,373,637

		15,583,701

Energy Equipment & Services—1.3%
Bristow Group, Inc. (b)	39,764	1,029,888
Dril-Quip, Inc. (a)	24,857	1,472,280
Helix Energy Solutions Group, Inc. (a) (b)	166,030	873,318
Natural Gas Services Group, Inc. (a)	53,151	1,185,267
Parker Drilling Co. (a)	99,586	181,247
RPC, Inc. (b)	65,977	788,425

		5,530,425

Food & Staples Retailing—0.4%
SpartanNash Co.	81,622	1,766,300

Food Products—1.5%
Boulder Brands, Inc. (a)	82,685	907,881
J&J Snack Foods Corp.	6,991	815,640
Post Holdings, Inc. (a) (b)	61,181	3,774,868
Snyder’s-Lance, Inc.	28,387	973,674

		6,472,063

Health Care Equipment & Supplies—3.9%
Cynosure, Inc. - Class A (a) (b)	91,089	4,068,946
Halyard Health, Inc. (a) (b)	55,540	1,855,591
Inogen, Inc. (a)	38,325	1,536,449
Insulet Corp. (a) (b)	43,457	1,643,109
Integra LifeSciences Holdings Corp. (a)	18,780	1,272,908
Natus Medical, Inc. (a)	43,754	2,102,380
Neogen Corp. (a)	16,366	925,006
SurModics, Inc. (a)	42,270	856,813

Health Care Equipment & Supplies—(Continued)
Teleflex, Inc. (b)	17,290	2,272,771

		16,533,973

Health Care Providers & Services—3.4%
Acadia Healthcare Co., Inc. (a) (b)	24,604	1,536,766
Aceto Corp. (b)	44,845	1,209,918
AMN Healthcare Services, Inc. (a)	59,256	1,839,899
Amsurg Corp. (a)	20,663	1,570,388
Ensign Group, Inc. (The)	72,478	1,640,177
HealthEquity, Inc. (a)	46,283	1,160,315
PharMerica Corp. (a)	32,983	1,154,405
Surgery Partners, Inc. (a)	75,275	1,542,384
Team Health Holdings, Inc. (a) (b)	25,518	1,119,985
WellCare Health Plans, Inc. (a)	20,128	1,574,211

		14,348,448

Health Care Technology—0.6%
Medidata Solutions, Inc. (a)	38,335	1,889,532
Press Ganey Holdings, Inc. (a) (b)	25,939	818,376

		2,707,908

Hotels, Restaurants & Leisure—5.5%
Carrols Restaurant Group, Inc. (a)	78,313	919,395
Churchill Downs, Inc.	22,331	3,159,613
Chuy’s Holdings, Inc. (a) (b)	51,414	1,611,315
Cracker Barrel Old Country Store, Inc. (b)	6,635	841,517
Del Frisco’s Restaurant Group, Inc. (a) (b)	43,302	693,698
Diamond Resorts International, Inc. (a) (b)	130,944	3,340,381
J. Alexander’s Holdings, Inc. (a)	37,861	413,442
Krispy Kreme Doughnuts, Inc. (a)	72,639	1,094,670
Marriott Vacations Worldwide Corp.	34,539	1,966,996
Popeyes Louisiana Kitchen, Inc. (a)	29,230	1,709,955
Six Flags Entertainment Corp. (b)	58,762	3,228,384
Texas Roadhouse, Inc. (b)	50,340	1,800,662
Vail Resorts, Inc.	13,588	1,739,128
Zoe’s Kitchen, Inc. (a) (b)	38,797	1,085,540

		23,604,696

Household Durables—1.1%
Helen of Troy, Ltd. (a) (b)	13,131	1,237,597
Jarden Corp. (a) (b)	36,448	2,081,910
Libbey, Inc. (b)	64,321	1,371,323

		4,690,830

Industrial Conglomerates—0.3%
Raven Industries, Inc. (b)	86,486	1,349,182

Insurance—1.9%
Atlas Financial Holdings, Inc. (a)	13,943	277,466
Employers Holdings, Inc.	123,838	3,380,777
ProAssurance Corp.	45,299	2,198,360
Reinsurance Group of America, Inc.	27,885	2,385,562

		8,242,165

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Internet & Catalog Retail—1.0%
HSN, Inc.	31,016	$1,571,581
Liberty Ventures - Series A (a)	32,340	1,458,857
Wayfair, Inc. - Class A (a) (b)	25,909	1,233,787

		4,264,225

Internet Software & Services—2.1%
comScore, Inc. (a) (b)	31,415	1,292,727
Criteo S.A. (ADR) (a)	43,588	1,726,085
Demandware, Inc. (a) (b)	32,414	1,749,384
LogMeIn, Inc. (a) (b)	17,804	1,194,648
Q2 Holdings, Inc. (a)	59,385	1,565,982
Wix.com, Ltd. (a)	64,677	1,471,402

		9,000,228

IT Services—5.9%
Blackhawk Network Holdings, Inc. (a) (b)	34,247	1,514,060
Booz Allen Hamilton Holding Corp.	80,913	2,496,166
Convergys Corp. (b)	89,747	2,233,803
CSG Systems International, Inc. (b)	54,292	1,953,426
DST Systems, Inc.	26,050	2,971,263
EPAM Systems, Inc. (a)	26,091	2,051,274
Euronet Worldwide, Inc. (a)	75,317	5,455,210
InterXion Holding NV (a)	49,512	1,492,787
Perficient, Inc. (a)	84,986	1,454,960
VeriFone Systems, Inc. (a) (b)	38,737	1,085,411
WEX, Inc. (a)	29,644	2,620,530

		25,328,890

Leisure Products—0.4%
Vista Outdoor, Inc. (a)	35,894	1,597,642

Life Sciences Tools & Services—1.3%
Cambrex Corp. (a)	30,670	1,444,250
INC Research Holdings, Inc. - Class A (a)	40,003	1,940,546
VWR Corp. (a)	81,539	2,308,369

		5,693,165

Machinery—3.7%
Alamo Group, Inc.	18,612	969,685
Albany International Corp. - Class A	51,129	1,868,765
Altra Industrial Motion Corp.	33,507	840,356
John Bean Technologies Corp.	70,455	3,510,773
Middleby Corp. (The) (a)	16,561	1,786,435
Proto Labs, Inc. (a) (b)	31,404	2,000,121
RBC Bearings, Inc. (a)	58,206	3,759,525
TriMas Corp. (a)	67,251	1,254,231

		15,989,891

Marine—0.1%
Kirby Corp. (a)	11,878	625,020

Media—2.9%
Carmike Cinemas, Inc. (a)	73,550	1,687,237
EW Scripps Co. (The) - Class A	110,027	2,090,513
IMAX Corp. (a) (b)	40,579	1,442,178

Media—(Continued)
John Wiley & Sons, Inc. - Class A	40,041	1,803,046
National CineMedia, Inc.	137,768	2,164,335
New Media Investment Group, Inc. (b)	140,721	2,738,431
Time, Inc. (b)	41,290	647,014

		12,572,754

Metals & Mining—0.7%
Ferroglobe plc	106,288	1,142,596
Haynes International, Inc.	42,162	1,546,924
SunCoke Energy, Inc.	125,791	436,495

		3,126,015

Multi-Utilities—0.7%
NorthWestern Corp. (b)	54,849	2,975,558

Multiline Retail—0.3%
Fred’s, Inc. - Class A (b)	72,806	1,191,834

Oil, Gas & Consumable Fuels—1.2%
Diamondback Energy, Inc. (a) (b)	20,833	1,393,728
PDC Energy, Inc. (a) (b)	27,375	1,461,278
QEP Resources, Inc.	74,191	994,159
Synergy Resources Corp. (a) (b)	132,460	1,128,559

		4,977,724

Pharmaceuticals—1.4%
Catalent, Inc. (a)	76,326	1,910,440
Impax Laboratories, Inc. (a) (b)	41,633	1,780,227
Intra-Cellular Therapies, Inc. (a) (b)	23,899	1,285,527
Revance Therapeutics, Inc. (a) (b)	26,943	920,373

		5,896,567

Professional Services—1.4%
Advisory Board Co. (The) (a)	27,787	1,378,513
CEB, Inc.	21,277	1,306,195
FTI Consulting, Inc. (a)	57,373	1,988,548
RPX Corp. (a)	114,765	1,262,415

		5,935,671

Real Estate Investment Trusts—5.0%
American Campus Communities, Inc.	55,813	2,307,309
BioMed Realty Trust, Inc.	63,359	1,500,975
CubeSmart	121,211	3,711,481
Hersha Hospitality Trust	75,629	1,645,687
Mid-America Apartment Communities, Inc.	32,704	2,969,850
National Retail Properties, Inc.	42,345	1,695,917
Omega Healthcare Investors, Inc.	32,123	1,123,663
Retail Opportunity Investments Corp. (b)	194,735	3,485,756
Sabra Health Care REIT, Inc. (b)	28,359	573,703
Sovran Self Storage, Inc.	24,148	2,591,322

		21,605,663

Road & Rail—0.9%
Avis Budget Group, Inc. (a)	27,857	1,010,930
Genesee & Wyoming, Inc. - Class A (a)	24,991	1,341,767

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Road & Rail—(Continued)
Old Dominion Freight Line, Inc. (a)	28,758	$1,698,735

		4,051,432

Semiconductors & Semiconductor Equipment—3.7%
Advanced Energy Industries, Inc. (a)	54,549	1,539,918
Cavium, Inc. (a) (b)	26,798	1,760,897
Diodes, Inc. (a)	61,861	1,421,566
Inphi Corp. (a)	61,152	1,652,327
Intersil Corp. - Class A	119,177	1,520,698
MKS Instruments, Inc.	45,296	1,630,656
Monolithic Power Systems, Inc.	28,615	1,823,062
Semtech Corp. (a)	43,639	825,650
Silicon Laboratories, Inc. (a)	34,135	1,656,913
Teradyne, Inc.	98,211	2,030,021

		15,861,708

Software—3.9%
Blackbaud, Inc.	19,788	1,303,238
Callidus Software, Inc. (a)	78,798	1,463,279
FleetMatics Group plc (a) (b)	40,792	2,071,826
Guidewire Software, Inc. (a)	46,785	2,814,586
Imperva, Inc. (a)	24,047	1,522,415
Proofpoint, Inc. (a) (b)	23,971	1,558,355
Synchronoss Technologies, Inc. (a) (b)	50,465	1,777,882
Ultimate Software Group, Inc. (The) (a)	13,354	2,610,840
Verint Systems, Inc. (a)	43,631	1,769,673

		16,892,094

Specialty Retail—2.5%
Asbury Automotive Group, Inc. (a)	25,547	1,722,890
Barnes & Noble Education, Inc. (a) (b)	64,468	641,457
Barnes & Noble, Inc. (b)	68,614	597,628
Genesco, Inc. (a) (b)	38,244	2,173,406
MarineMax, Inc. (a)	46,048	848,204
Monro Muffler Brake, Inc. (b)	33,609	2,225,588
Restoration Hardware Holdings, Inc. (a) (b)	12,384	983,909
Sally Beauty Holdings, Inc. (a)	50,164	1,399,074

		10,592,156

Textiles, Apparel & Luxury Goods—1.0%
Columbia Sportswear Co. (b)	30,584	1,491,276
Oxford Industries, Inc.	22,360	1,427,015
Steven Madden, Ltd. (a)	50,939	1,539,377

		4,457,668

Thrifts & Mortgage Finance—0.6%
Essent Group, Ltd. (a)	72,729	1,592,038
Federal Agricultural Mortgage Corp. - Class C	33,757	1,065,708

		2,657,746

Trading Companies & Distributors—0.3%
H&E Equipment Services, Inc.	69,479	1,214,493

Transportation Infrastructure—0.4%
Macquarie Infrastructure Corp.	21,938	1,592,699

Total Common Stocks (Cost $329,059,977)		421,264,600

Short-Term Investments—22.3%

Mutual Fund—20.4%
State Street Navigator Securities Lending MET Portfolio (c)	87,455,296	87,455,296

Repurchase Agreement—1.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $8,102,532 on 01/04/16, collateralized by $8,235,000 U.S. Treasury Note at 1.500% due 12/31/18 with a value of $8,265,881.	8,102,505	8,102,505

Total Short-Term Investments (Cost $95,557,801)		95,557,801

Total Investments—120.6% (Cost $424,617,778) (d)		516,822,401
Other assets and liabilities (net)—(20.6)%		(88,354,405)

Net Assets—100.0%		$428,467,996

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $91,581,018 and the collateral received consisted of cash in the amount of $87,455,296 and non-cash collateral with a value of $7,175,479. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $424,576,382. The aggregate unrealized appreciation and depreciation of investments were $110,132,930 and $(17,886,911), respectively, resulting in net unrealized appreciation of $92,246,019 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$421,264,600	$—	$—	$421,264,600
Short-Term Investments
Mutual Fund	87,455,296	—	—	87,455,296
Repurchase Agreement	—	8,102,505	—	8,102,505
Total Short-Term Investments	87,455,296	8,102,505	—	95,557,801
Total Investments	$508,719,896	$8,102,505	$—	$516,822,401

Collateral for Securities Loaned (Liability)	$—	$(87,455,296)	$—	$(87,455,296)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$516,822,401
Receivable for:
Investments sold	348,081
Fund shares sold	107,413
Dividends and interest	336,240
Prepaid expenses	1,252

Total Assets	517,615,387
Liabilities
Collateral for securities loaned	87,455,296
Payables for:
Investments purchased	1,065,798
Fund shares redeemed	121,303
Accrued Expenses:
Management fees	303,994
Distribution and service fees	37,791
Deferred trustees’ fees	75,329
Other expenses	87,880

Total Liabilities	89,147,391

Net Assets	$428,467,996

Net Assets Consist of:
Paid in surplus	$296,018,445
Undistributed net investment income	1,142,084
Accumulated net realized gain	39,102,844
Unrealized appreciation on investments	92,204,623

Net Assets	$428,467,996

Net Assets
Class A	$241,452,836
Class B	157,908,560
Class E	29,106,600
Capital Shares Outstanding*
Class A	962,799
Class B	656,119
Class E	118,857
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$250.78
Class B	240.67
Class E	244.89

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $424,617,778.
(b)	Includes securities loaned at value of $91,581,018.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$5,613,927
Interest	121
Securities lending income	453,999

Total investment income	6,068,047
Expenses
Management fees	4,196,524
Administration fees	11,751
Custodian and accounting fees	60,393
Distribution and service fees—Class B	429,675
Distribution and service fees—Class E	48,360
Audit and tax services	40,460
Legal	26,626
Trustees’ fees and expenses	35,968
Shareholder reporting	73,645
Insurance	2,996
Miscellaneous	10,886

Total expenses	4,937,284
Less management fee waiver	(366,281)
Less broker commission recapture	(30,153)

Net expenses	4,540,850

Net Investment Income	1,527,197

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	38,574,497

Net change in unrealized depreciation on investments	(45,754,988)

Net realized and unrealized loss	(7,180,491)

Net Decrease in Net Assets From Operations	$(5,653,294)

(a)	Net of foreign withholding taxes of $8,242.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,527,197	$1,028,098
Net realized gain	38,574,497	59,991,691
Net change in unrealized depreciation	(45,754,988)	(44,243,116)

Increase (decrease) in net assets from operations	(5,653,294)	16,776,673

From Distributions to Shareholders
Net investment income
Class A	(410,528)	(119,998)
Net realized capital gains
Class A	(33,473,512)	(35,667,812)
Class B	(22,594,510)	(24,560,228)
Class E	(4,206,020)	(4,813,535)

Total distributions	(60,684,570)	(65,161,573)

Increase in net assets from capital share transactions	12,317,502	16,564,150

Total decrease in net assets	(54,020,362)	(31,820,750)

Net Assets
Beginning of period	482,488,358	514,309,108

End of period	$428,467,996	$482,488,358

Undistributed net investment income
End of period	$1,142,084	$563,235

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	20,619	$5,635,743	24,937	$7,323,678
Reinvestments	123,750	33,884,040	132,764	35,787,810
Redemptions	(109,032)	(30,222,315)	(116,622)	(33,796,624)

Net increase	35,337	$9,297,468	41,079	$9,314,864

Class B
Sales	27,469	$7,213,722	40,402	$11,422,028
Reinvestments	85,871	22,594,510	94,213	24,560,228
Redemptions	(98,258)	(26,602,537)	(99,888)	(28,029,609)

Net increase	15,082	$3,205,695	34,727	$7,952,647

Class E
Sales	3,749	$993,154	6,449	$1,822,076
Reinvestments	15,718	4,206,020	18,216	4,813,535
Redemptions	(19,817)	(5,384,835)	(26,184)	(7,338,972)

Net decrease	(350)	$(185,661)	(1,519)	$(703,361)

Increase derived from capital shares transactions		$12,317,502		$16,564,150

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$290.12	$322.61	$250.37	$224.06	$222.98

Income (Loss) from Investment Operations
Net investment income (a)	1.19	0.91	0.53	1.56	0.13
Net realized and unrealized gain (loss) on investments	(2.32)	8.06	94.94	30.73	1.20

Total from investment operations	(1.13)	8.97	95.47	32.29	1.33

Less Distributions
Distributions from net investment income	(0.46)	(0.14)	(1.29)	0.00	(0.25)
Distributions from net realized capital gains	(37.75)	(41.32)	(21.94)	(5.98)	0.00

Total distributions	(38.21)	(41.46)	(23.23)	(5.98)	(0.25)

Net Asset Value, End of Period	$250.78	$290.12	$322.61	$250.37	$224.06

Total Return (%) (b)	(1.50)	3.76	41.04	14.55	0.59

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.96	0.95	0.97	0.96
Net ratio of expenses to average net assets (%) (c)	0.88	0.88	0.88	0.89	0.91
Ratio of net investment income to average net assets (%)	0.43	0.31	0.19	0.65	0.06
Portfolio turnover rate (%)	36	35	36	38	49
Net assets, end of period (in millions)	$241.5	$269.1	$286.0	$222.5	$219.9

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$280.08	$313.49	$243.89	$218.94	$218.20

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.48	0.18	(0.18)	0.96	(0.41)
Net realized and unrealized gain (loss) on investments	(2.14)	7.73	92.38	29.97	1.15

Total from investment operations	(1.66)	7.91	92.20	30.93	0.74

Less Distributions
Distributions from net investment income	0.00	0.00	(0.66)	0.00	0.00
Distributions from net realized capital gains	(37.75)	(41.32)	(21.94)	(5.98)	0.00

Total distributions	(37.75)	(41.32)	(22.60)	(5.98)	0.00

Net Asset Value, End of Period	$240.67	$280.08	$313.49	$243.89	$218.94

Total Return (%) (b)	(1.74)	3.50	40.68	14.27	0.34

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.21	1.21	1.20	1.22	1.21
Net ratio of expenses to average net assets (%) (c)	1.13	1.13	1.13	1.14	1.16
Ratio of net investment income (loss) to average net assets (%)	0.18	0.06	(0.07)	0.41	(0.19)
Portfolio turnover rate (%)	36	35	36	38	49
Net assets, end of period (in millions)	$157.9	$179.5	$190.1	$151.2	$142.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$284.11	$317.10	$246.44	$220.96	$219.99

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.76	0.46	0.09	1.18	(0.22)
Net realized and unrealized gain (loss) on investments	(2.23)	7.87	93.41	30.28	1.19

Total from investment operations	(1.47)	8.33	93.50	31.46	0.97

Less Distributions
Distributions from net investment income	0.00	0.00	(0.90)	0.00	0.00
Distributions from net realized capital gains	(37.75)	(41.32)	(21.94)	(5.98)	0.00

Total distributions	(37.75)	(41.32)	(22.84)	(5.98)	0.00

Net Asset Value, End of Period	$244.89	$284.11	$317.10	$246.44	$220.96

Total Return (%) (b)	(1.64)	3.60	40.83	14.38	0.44

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	1.11	1.10	1.12	1.11
Net ratio of expenses to average net assets (%) (c)	1.03	1.03	1.03	1.04	1.06
Ratio of net investment income (loss) to average net assets (%)	0.28	0.16	0.03	0.50	(0.10)
Portfolio turnover rate (%)	36	35	36	38	49
Net assets, end of period (in millions)	$29.1	$33.9	$38.3	$33.1	$33.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Loomis Sayles Small Cap Core Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MSF-14

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

MSF-15

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $8,102,505, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

MSF-16

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$165,034,223	$0	$208,865,841

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$4,196,524	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2015 through April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	Of the first $200 million
0.100%	On the next $300 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

MSF-17

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$410,528	$4,891,539	$60,274,042	$60,270,034	$60,684,570	$65,161,573

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$1,345,980	$38,932,878	$92,246,019	$—	$132,524,877

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MSF-18

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Loomis Sayles Small Cap Core Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Loomis Sayles Small Cap Core Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Loomis Sayles Small Cap Core Portfolio of the Metropolitan Series Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-19

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-20

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-21

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-22

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MSF-23

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Loomis Sayles Small Cap Core Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Index, for the one-, three-, and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, Expense Universe median and Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were equal to the Expense Group median, and below the Expense Universe median and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board further noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-24

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the Loomis Sayles Small Cap Growth Portfolio returned 1.73%, 1.43%, and 1.55%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned -1.38%.

MARKET ENVIRONMENT / CONDITIONS

Lower-than-expected oil prices, a continued slowdown in China, a stronger U.S. dollar and uncertainty over Federal Reserve policy combined to create headwinds for small cap stocks in 2015. Economic data remained soft, and company fundamentals mixed. While many companies continued to grow earnings at a double-digit pace, others struggled to generate top- and bottom-line growth. As a result, the equity market was very selective with narrow leadership during the year. Stocks reached their highs for the year in the late spring and never managed to broadly exceed those levels. While recovery from the summer correction was quick, late-year performance was disappointing as commodity sectors, particularly Energy, came under renewed pressure. Concerns over slower global growth, coupled with a general environment of de-risking, led to underperformance of small caps versus their mid and large counterparts. Notably, small cap growth stocks continued to outperform small cap value, resulting in a trend of three consecutive years. While the advantage of growth over value can be observed across most economic sectors, strong performance in the biotechnology industry (a large weighting in small cap growth indices) and weak performance in real estate investment trusts (“REITs”) which represent a large weighting in value indices contributed to the 2015 performance differential. The Russell 2000 Growth Index returned -1.4%, while the Russell 2000 Value Index returned -7.5%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark due to favorable stock selection; sector allocation also contributed modestly. Consumer Discretionary and Information Technology were the top-contributing sectors due to stock selection.

Top-performing individual holdings were Healthcare companies Anacor Pharmaceuticals, Cambrex, and Neurocrine Biosciences. Anacor Pharmaceuticals is a biopharmaceutical company focused on developing small-molecule therapeutics derived from its boron chemistry platform. Anacor’s strong launch of Kerydin led to a string of robust quarterly results. The company also announced positive final-stage trial data for its eczema drug. Given the stock’s price strength, we reduced the Portfolio’s position. Cambrex provides active pharmaceutical ingredients (APIs) to drug companies. Demand increased across all of the company’s product categories, and due to the continued increasing demand, the company announced an expansion of existing facilities. Neurocrine Biosciences was up after positive data from its endometriosis drug was released.

WageWorks, Tetraphase Pharmaceuticals, and DigitalGlobe detracted from 2015 performance. WageWorks, an employee benefits administrator, declined due to competitive concerns. One of its key partners entered into a similar business, changing the competitive dynamic of the market. Tetraphase Pharmaceuticals shares were down after the company announced its antibiotic, eravacycline, failed in its phase III study. DigitalGlobe is a satellite imaging company. The stock declined during the year due to early-period lackluster earnings results and continued weakness in the commercial segment.

Individual stock decisions drove changes to Portfolio positioning during the year. The Portfolio’s largest absolute and relative weighting remained the Information Technology sector throughout the period, with a focus on software and internet software and services companies. The Portfolio’s exposure to the software industry did increase due partially to the performance strength of the group and some additions. We purchased Callidus Software, a cloud software provider for sales functionalities. The sales management software market is large and growing, and Callidus offers a differentiated, comprehensive product with superior scalability. The Portfolio’s exposure to the Consumer Discretionary sector increased. While traditional retail consumer stocks have generally struggled, we have been able to find opportunities in the restaurant space, particularly fast casual restaurants that are seeing strong growth despite broader softening trends. The Portfolio’s exposure to the Healthcare sector also increased. Some of this increase was due to market action, given the strength in the group, but we also added to the Portfolio’s Healthcare services holdings. We added AMN Healthcare Services, a healthcare staffing group. The company is well positioned given increasing numbers of patients in the system and supply of nurses working full-time. The Portfolio’s Industrials weight declined. This was one of the worst-performing sectors in the small cap growth market and the Portfolio, which contributed to the decline in the Portfolio’s position. We also sold a few Industrials names as our stop-loss was triggered, including XPO Logistics. The logistics service provider announced an acquisition that appeared to deviate from its asset-light business model, and investors reacted negatively. The company also faced the same cyclical headwinds that weighed on the entire group.

MSF-1

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

At year-end, the Portfolio was overweight the Information Technology, Consumer Discretionary, and Financials sectors, while underweight Industrials and Healthcare. We continued to remain significantly underweight the biotechnology industry within the Healthcare sector; at the end of 2015, the industry represented over 12% of the Russell 2000 Growth Index, and the Portfolio’s weight was just over 6%.

Mark Burns

John Slavik

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Growth Portfolio
Class A	1.73	11.88	7.34
Class B	1.43	11.60	7.07
Class E	1.55	11.72	7.19
Russell 2000 Growth Index	-1.38	10.67	7.95

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Guidewire Software, Inc.	1.8
Ultimate Software Group, Inc. (The)	1.6
Bank of the Ozarks, Inc.	1.6
Emergent Biosolutions, Inc.	1.6
Bright Horizons Family Solutions, Inc.	1.5
Euronet Worldwide, Inc.	1.5
Cynosure, Inc. - Class A	1.5
Talmer Bancorp, Inc. - Class A	1.4
Monro Muffler Brake, Inc.	1.4
Healthcare Services Group, Inc.	1.4

Top Sectors

% of Net Assets
Information Technology	27.9
Health Care	26.2
Consumer Discretionary	19.4
Financials	10.2
Industrials	10.0
Energy	2.7
Consumer Staples	0.6
Telecommunication Services	0.5

MSF-3

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.86%	$1,000.00	$914.60	$4.15
	Hypothetical*	0.86%	$1,000.00	$1,020.87	$4.38

Class B(a)	Actual	1.11%	$1,000.00	$912.60	$5.35
	Hypothetical*	1.11%	$1,000.00	$1,019.61	$5.65

Class E(a)	Actual	1.01%	$1,000.00	$913.10	$4.87
	Hypothetical*	1.01%	$1,000.00	$1,020.11	$5.14

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—97.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.0%
Hexcel Corp.	79,331	$3,684,925

Auto Components—1.0%
Gentherm, Inc. (a)	83,861	3,975,011

Banks—5.9%
Bank of the Ozarks, Inc. (b)	120,375	5,953,747
Pinnacle Financial Partners, Inc.	86,385	4,436,734
PrivateBancorp, Inc.	120,058	4,924,779
Renasant Corp.	55,416	1,906,865
Talmer Bancorp, Inc. - Class A	296,939	5,377,565

		22,599,690

Biotechnology—6.4%
Acorda Therapeutics, Inc. (a)	97,299	4,162,451
Anacor Pharmaceuticals, Inc. (a) (b)	21,088	2,382,311
Emergent Biosolutions, Inc. (a)	148,583	5,944,806
Ironwood Pharmaceuticals, Inc. (a) (b)	274,721	3,184,017
Lexicon Pharmaceuticals, Inc. (a) (b)	201,279	2,679,024
Neurocrine Biosciences, Inc. (a)	61,046	3,453,372
Portola Pharmaceuticals, Inc. (a)	52,091	2,680,082

		24,486,063

Building Products—1.8%
Apogee Enterprises, Inc.	78,953	3,435,245
Trex Co., Inc. (a) (b)	93,582	3,559,859

		6,995,104

Capital Markets—1.9%
Artisan Partners Asset Management, Inc. - Class A (b)	103,765	3,741,766
HFF, Inc. - Class A	116,388	3,616,175

		7,357,941

Commercial Services & Supplies—1.4%
Healthcare Services Group, Inc. (b)	151,244	5,273,878

Communications Equipment—0.6%
Ciena Corp. (a)	105,330	2,179,278

Construction & Engineering—1.1%
Granite Construction, Inc.	99,412	4,265,769

Distributors—1.3%
Pool Corp.	60,822	4,913,201

Diversified Consumer Services—2.7%
Bright Horizons Family Solutions, Inc. (a)	88,172	5,889,890
Nord Anglia Education, Inc. (a) (b)	223,816	4,538,988

		10,428,878

Diversified Financial Services—1.4%
MarketAxess Holdings, Inc.	46,352	5,172,420

Diversified Telecommunication Services—0.5%
Cogent Communications Holdings, Inc.	56,844	1,971,918

Electronic Equipment, Instruments & Components—2.3%
FEI Co. (b)	57,667	4,601,250
IPG Photonics Corp. (a) (b)	46,946	4,185,705

		8,786,955

Energy Equipment & Services—0.9%
Dril-Quip, Inc. (a)	59,027	3,496,169

Food Products—0.6%
Snyder’s-Lance, Inc.	68,594	2,352,774

Health Care Equipment & Supplies—6.2%
Cynosure, Inc. - Class A (a)	127,421	5,691,896
Inogen, Inc. (a)	91,985	3,687,679
Insulet Corp. (a) (b)	104,785	3,961,921
Integra LifeSciences Holdings Corp. (a)	45,379	3,075,789
Natus Medical, Inc. (a)	104,369	5,014,930
Neogen Corp. (a)	39,055	2,207,388

		23,639,603

Health Care Providers & Services—7.3%
Acadia Healthcare Co., Inc. (a) (b)	58,631	3,662,092
Aceto Corp. (b)	108,362	2,923,607
AMN Healthcare Services, Inc. (a)	141,098	4,381,093
Amsurg Corp. (a)	49,264	3,744,064
Ensign Group, Inc. (The) (b)	174,760	3,954,819
HealthEquity, Inc. (a)	111,411	2,793,074
Surgery Partners, Inc. (a) (b)	180,078	3,689,798
Team Health Holdings, Inc. (a) (b)	60,867	2,671,452

		27,819,999

Health Care Technology—1.7%
Medidata Solutions, Inc. (a) (b)	91,240	4,497,219
Press Ganey Holdings, Inc. (a) (b)	62,543	1,973,232

		6,470,451

Hotels, Restaurants & Leisure—5.8%
Chuy’s Holdings, Inc. (a) (b)	122,997	3,854,726
Diamond Resorts International, Inc. (a) (b)	114,672	2,925,283
Popeyes Louisiana Kitchen, Inc. (a)	70,156	4,104,126
Texas Roadhouse, Inc. (b)	119,608	4,278,378
Vail Resorts, Inc.	32,763	4,193,336
Zoe’s Kitchen, Inc. (a) (b)	92,096	2,576,846

		21,932,695

Internet & Catalog Retail—0.8%
Wayfair, Inc. - Class A (a) (b)	62,517	2,977,060

Internet Software & Services—5.6%
comScore, Inc. (a)	74,766	3,076,621
Criteo S.A. (ADR) (a)	104,615	4,142,754
Demandware, Inc. (a) (b)	76,945	4,152,722
LogMeIn, Inc. (a) (b)	42,592	2,857,923

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Internet Software & Services—(Continued)
Q2 Holdings, Inc. (a)	141,113	$3,721,150
Wix.com, Ltd. (a)	155,231	3,531,505

		21,482,675

IT Services—4.7%
Blackhawk Network Holdings, Inc. (a) (b)	81,626	3,608,686
EPAM Systems, Inc. (a)	61,936	4,869,408
Euronet Worldwide, Inc. (a)	80,523	5,832,281
InterXion Holding NV (a)	119,639	3,607,116

		17,917,491

Leisure Products—1.0%
Vista Outdoor, Inc. (a)	86,733	3,860,486

Life Sciences Tools & Services—2.1%
Cambrex Corp. (a)	73,048	3,439,831
INC Research Holdings, Inc. - Class A (a)	95,028	4,609,808

		8,049,639

Machinery—3.0%
Middleby Corp. (The) (a) (b)	39,749	4,287,725
Proto Labs, Inc. (a) (b)	74,909	4,770,954
RBC Bearings, Inc. (a)	38,224	2,468,888

		11,527,567

Media—0.9%
IMAX Corp. (a) (b)	97,395	3,461,418

Oil, Gas & Consumable Fuels—1.8%
Diamondback Energy, Inc. (a) (b)	49,470	3,309,543
PDC Energy, Inc. (a) (b)	65,007	3,470,074

		6,779,617

Pharmaceuticals—2.5%
Impax Laboratories, Inc. (a)	99,662	4,261,547
Intra-Cellular Therapies, Inc. (a) (b)	57,008	3,066,460
Revance Therapeutics, Inc. (a) (b)	64,965	2,219,205

		9,547,212

Professional Services—1.7%
Advisory Board Co. (The) (a)	66,518	3,299,958
CEB, Inc.	50,674	3,110,877

		6,410,835

Semiconductors & Semiconductor Equipment—6.3%
Cavium, Inc. (a) (b)	64,318	4,226,336
Inphi Corp. (a)	145,318	3,926,492
Intersil Corp. - Class A	283,209	3,613,747
MKS Instruments, Inc.	108,714	3,913,704
Monolithic Power Systems, Inc.	68,997	4,395,799
Silicon Laboratories, Inc. (a)	81,929	3,976,834

		24,052,912

Security Description	Shares/ Principal Amount*	Value

Software—8.4%
Blackbaud, Inc.	47,117	3,103,126
Callidus Software, Inc. (a)	187,224	3,476,750
FleetMatics Group plc (a) (b)	98,357	4,995,552
Guidewire Software, Inc. (a)	112,809	6,786,589
Imperva, Inc. (a)	57,717	3,654,063
Proofpoint, Inc. (a) (b)	57,800	3,757,578
Ultimate Software Group, Inc. (The) (a)	32,052	6,266,487

		32,040,145

Specialty Retail—3.1%
Asbury Automotive Group, Inc. (a)	61,315	4,135,084
Monro Muffler Brake, Inc. (b)	80,556	5,334,418
Restoration Hardware Holdings, Inc. (a) (b)	29,831	2,370,073

		11,839,575

Textiles, Apparel & Luxury Goods—2.8%
Columbia Sportswear Co. (b)	72,667	3,543,243
Oxford Industries, Inc.	53,259	3,398,990
Steven Madden, Ltd. (a)	122,824	3,711,741

		10,653,974

Thrifts & Mortgage Finance—1.0%
Essent Group, Ltd. (a)	172,979	3,786,510

Total Common Stocks (Cost $303,641,627)		372,189,838

Short-Term Investments—28.7%

Mutual Fund—25.8%
State Street Navigator Securities Lending MET Portfolio (c)	98,432,322	98,432,322

Repurchase Agreement—2.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $10,987,646 on 01/04/16, collateralized by $11,180,000 U.S. Treasury Note at 1.625% due 06/30/20 with a value of $11,207,950.	10,987,609	10,987,609

Total Short-Term Investments (Cost $109,419,931)		109,419,931

Total Investments—126.2% (Cost $413,061,558) (d)		481,609,769
Other assets and liabilities (net)—(26.2)%		(100,033,332)

Net Assets—100.0%		$381,576,437

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2015

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $99,057,199 and the collateral received consisted of cash in the amount of $98,432,322 and non-cash collateral with a value of $4,050,641. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $413,258,138. The aggregate unrealized appreciation and depreciation of investments were $77,564,630 and $(9,212,999), respectively, resulting in net unrealized appreciation of $68,351,631 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$372,189,838	$—	$—	$372,189,838
Short-Term Investments
Mutual Fund	98,432,322	—	—	98,432,322
Repurchase Agreement	—	10,987,609	—	10,987,609
Total Short-Term Investments	98,432,322	10,987,609	—	109,419,931
Total Investments	$470,622,160	$10,987,609	$—	$481,609,769

Collateral for Securities Loaned (Liability)	$—	$(98,432,322)	$—	$(98,432,322)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$481,609,769
Receivable for:
Fund shares sold	15,285
Dividends and interest	54,117
Prepaid expenses	1,093

Total Assets	481,680,264
Liabilities
Collateral for securities loaned	98,432,322
Payables for:
Investments purchased	1,191,865
Fund shares redeemed	55,767
Accrued Expenses:
Management fees	267,075
Distribution and service fees	14,731
Deferred trustees’ fees	75,670
Other expenses	66,397

Total Liabilities	100,103,827

Net Assets	$381,576,437

Net Assets Consist of:
Paid in surplus	$275,405,620
Accumulated net investment loss	(75,670)
Accumulated net realized gain	37,698,276
Unrealized appreciation on investments	68,548,211

Net Assets	$381,576,437

Net Assets
Class A	$310,672,705
Class B	64,163,357
Class E	6,740,375
Capital Shares Outstanding*
Class A	23,772,063
Class B	5,160,205
Class E	530,179
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.07
Class B	12.43
Class E	12.71

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $413,061,558.
(b)	Includes securities loaned at value of $99,057,199.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends	$1,665,201
Interest	173
Securities lending income	778,337

Total investment income	2,443,711

Expenses
Management fees	3,726,391
Administration fees	10,517
Custodian and accounting fees	48,284
Distribution and service fees—Class B	175,131
Distribution and service fees—Class E	10,969
Audit and tax services	40,460
Legal	26,656
Trustees’ fees and expenses	35,968
Shareholder reporting	30,511
Insurance	2,628
Miscellaneous	10,817

Total expenses	4,118,332
Less management fee waiver	(364,044)
Less broker commission recapture	(49,595)

Net expenses	3,704,693

Net Investment Loss	(1,260,982)

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	37,917,212

Net change in unrealized depreciation on investments	(26,535,612)

Net realized and unrealized gain	11,381,600

Net Increase in Net Assets From Operations	$10,120,618

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(1,260,982)	$(1,978,755)
Net realized gain	37,917,212	55,093,902
Net change in unrealized depreciation	(26,535,612)	(49,417,620)

Increase in net assets from operations	10,120,618	3,697,527

From Distributions to Shareholders
Net realized capital gains
Class A	(44,382,310)	(44,341,112)
Class B	(9,707,264)	(9,372,330)
Class E	(989,641)	(996,910)

Total distributions	(55,079,215)	(54,710,352)

Decrease in net assets from capital share transactions	(8,519,617)	(5,651,576)

Total decrease in net assets	(53,478,214)	(56,664,401)

Net Assets
Beginning of period	435,054,651	491,719,052

End of period	$381,576,437	$435,054,651

Accumulated net investment loss
End of period	$(75,670)	$(63,842)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	645,881	$9,161,574	2,827,474	$38,954,277
Reinvestments	3,105,830	44,382,310	3,253,199	44,341,113
Redemptions	(4,186,056)	(62,909,035)	(6,182,952)	(88,788,009)

Net decrease	(434,345)	$(9,365,151)	(102,279)	$(5,492,619)

Class B
Sales	404,722	$5,444,875	547,893	$7,878,004
Reinvestments	713,245	9,707,264	715,445	9,372,330
Redemptions	(1,051,110)	(14,562,399)	(1,211,176)	(17,070,169)

Net increase	66,857	$589,740	52,162	$180,165

Class E
Sales	52,679	$746,067	43,912	$652,266
Reinvestments	71,146	989,641	74,731	996,910
Redemptions	(106,077)	(1,479,914)	(140,254)	(1,988,298)

Net increase (decrease)	17,748	$255,794	(21,611)	$(339,122)

Decrease derived from capital shares transactions		$(8,519,617)		$(5,651,576)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.70	$16.55	$11.13	$10.01	$9.72

Income (Loss) from Investment Operations
Net investment loss (a)	(0.04)	(0.06)	(0.07)	(0.03)	(0.06)
Net realized and unrealized gain on investments	0.47	0.11	5.49	1.15	0.35

Total from investment operations	0.43	0.05	5.42	1.12	0.29

Less Distributions
Distributions from net realized capital gains	(2.06)	(1.90)	0.00	0.00	0.00

Total distributions	(2.06)	(1.90)	0.00	0.00	0.00

Net Asset Value, End of Period	$13.07	$14.70	$16.55	$11.13	$10.01

Total Return (%) (b)	1.73	1.22	48.70	11.19	2.98

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	0.95	0.95	0.96	0.96
Net ratio of expenses to average net assets (%) (c)	0.86	0.86	0.86	0.87	0.88
Ratio of net investment loss to average net assets (%)	(0.26)	(0.40)	(0.53)	(0.26)	(0.58)
Portfolio turnover rate (%)	64	56	58	74	74
Net assets, end of period (in millions)	$310.7	$355.8	$402.4	$311.0	$354.8

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.11	$16.01	$10.79	$9.73	$9.47

Income (Loss) from Investment Operations
Net investment loss (a)	(0.07)	(0.09)	(0.10)	(0.05)	(0.09)
Net realized and unrealized gain on investments	0.45	0.09	5.32	1.11	0.35

Total from investment operations	0.38	0.00	5.22	1.06	0.26

Less Distributions
Distributions from net realized capital gains	(2.06)	(1.90)	0.00	0.00	0.00

Total distributions	(2.06)	(1.90)	0.00	0.00	0.00

Net Asset Value, End of Period	$12.43	$14.11	$16.01	$10.79	$9.73

Total Return (%) (b)	1.43	0.94	48.38	10.89	2.75

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.20	1.20	1.20	1.21	1.21
Net ratio of expenses to average net assets (%) (c)	1.11	1.11	1.11	1.12	1.13
Ratio of net investment loss to average net assets (%)	(0.51)	(0.65)	(0.77)	(0.51)	(0.86)
Portfolio turnover rate (%)	64	56	58	74	74
Net assets, end of period (in millions)	$64.2	$71.9	$80.7	$60.4	$61.8
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.37	$16.25	$10.94	$9.86	$9.58

Income (Loss) from Investment Operations
Net investment loss (a)	(0.06)	(0.08)	(0.09)	(0.04)	(0.08)
Net realized and unrealized gain on investments	0.46	0.10	5.40	1.12	0.36

Total from investment operations	0.40	0.02	5.31	1.08	0.28

Less Distributions
Distributions from net realized capital gains	(2.06)	(1.90)	0.00	0.00	0.00

Total distributions	(2.06)	(1.90)	0.00	0.00	0.00

Net Asset Value, End of Period	$12.71	$14.37	$16.25	$10.94	$9.86

Total Return (%) (b)	1.55	1.05	48.54	10.95	2.92

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	1.10	1.10	1.11	1.11
Net ratio of expenses to average net assets (%) (c)	1.01	1.01	1.01	1.02	1.03
Ratio of net investment loss to average net assets (%)	(0.41)	(0.55)	(0.67)	(0.41)	(0.76)
Portfolio turnover rate (%)	64	56	58	74	74
Net assets, end of period (in millions)	$6.7	$7.4	$8.7	$6.3	$6.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Loomis Sayles Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to net operating losses and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

MSF-13

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $10,987,609, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

MSF-14

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$253,752,790	$0	$318,905,004

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$3,726,391	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2015 through April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $100 million
0.100%	On the next $400 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

MSF-15

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$—	$—	$55,079,215	$54,710,352	$55,079,215	$54,710,352

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$—	$37,894,857	$68,351,631	$—	$106,246,488

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MSF-16

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Loomis Sayles Small Cap Growth Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Loomis Sayles Small Cap Growth Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Loomis Sayles Small Cap Growth Portfolio of the Metropolitan Series Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-17

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-18

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-19

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-20

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MSF-21

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Loomis Sayles Small Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Growth Index, for the one-, three- and five-year periods ended October 31, 2015.

The Board also noted that the Portfolio’s actual management fees were below the Expense Group median and Sub-advised Expense Universe median, and above the Expense Universe median. The Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Universe and the Sub-advised Expense Group at the Portfolio’s current size.

MSF-22

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the Met/Artisan Mid Cap Value Portfolio returned -9.44%, -9.66%, and -9.58%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned -4.78%.

MARKET ENVIRONMENT / CONDITIONS

Stock returns in 2015 varied considerably by geography, size, style and sector. Market volatility was spurred by concerns over falling commodities and renewed worries over emerging markets weakness. In the U.S., the Federal Reserve put rate speculation to rest, by announcing the first, and albeit, widely expected interest rate hike since 2006.

Although the Russell Midcap Value Index finished the year in negative territory, the nature of the overall market environment was not entirely characterized by pessimism. Instead, investors witnessed a continuation of a bifurcated market, with vast performance divergences between sectors and styles. Sectors with greater U.S. exposure outperformed, while sectors exposed to global commodities meaningfully trailed. On a style basis, growth-oriented stocks outperformed value stocks by a staggering 9% in 2015 (as measured by the Russell 3000 Index). The two-tiered market environment had built up particular areas of the market and severely punished others.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio trailed the Russell Midcap Value Index in 2015. The Portfolio’s overweight exposure and stock selection to the Industrials sector were a source of both relative and absolute weakness. A number of Industrials names had backdoor exposure to energy and commodity end-markets, areas highly pressured by falling commodity prices during the year. Notable detractor, Joy Global, a global manufacturer and servicer of mining equipment, has operations highly sensitive to energy and commodities weakness. A large percentage of Joy Global’s business is driven by capital equipment spending, particularly in the coal industry, which has been extremely weak since 2013. Decreased global demand from coal buyers, coupled with overcapacity, has resulted in weak commodity prices and a dramatic slowdown in new orders from financially strained mining companies. Customers have also deferred maintenance, equipment rebuild activity and parts replacement, instead opting to cannibalize existing equipment in an effort to preserve cash—further eroding Joy Global’s more historically stable service revenues. Mining is a capital-intensive industry, and customers will eventually need to refurbish equipment in order to continue mining operations.

On the upside, the Portfolio benefited from strength in Consumer Staples, and specifically by positive stock selection in food retailer Kroger, a top performer during the year. In the Health Care sector, the Portfolio’s top performer and sole holding, Cigna, contributed positively to selection. Cigna had reached its target selling range after having experienced fundamental improvement in its business over the past few years and over takeout speculation. However, relative results in the sector were offset by the Portfolio’s below-benchmark weighting. The Portfolio’s Utilities holdings outpaced those of the Index, and relative results were aided by an underweight to the sector. The Portfolio’s cash position contributed positively to results as stocks experienced net losses over the year.

In addition to exiting the Portfolio’s sole Health Care holding (Cigna), the Portfolio had a number of sector-level changes during the year. Several names were added in the Materials sector, including: Celanese, a globally integrated producer of chemicals and advanced materials; Mosaic, one of the world’s largest producers of phosphate and potash; and Nucor, a steel producer. Information Technology (“IT’) exposure was reduced during the year primarily as a result of the sale of KLA-Tencor and Lam Research, and the reduction of the position size in Analog Devices.

As of December 31, 2015, the Portfolio was notably overweight the Consumer Discretionary, Industrials, and IT sectors, and underweight Financials, Health Care, and Utilities sectors.

James C. Kieffer

Scott C. Satterwhite

George O. Sertl

Daniel L. Kane

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
Met/Artisan Mid Cap Value Portfolio
Class A	-9.44	8.57	3.35
Class B	-9.66	8.30	3.09
Class E	-9.58	8.41	3.19
Russell Midcap Value Index	-4.78	11.25	7.61

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Avnet, Inc.	3.2
Alleghany Corp.	3.0
Arrow Electronics, Inc.	2.8
Arch Capital Group, Ltd.	2.4
Allstate Corp. (The)	2.4
Celanese Corp. - Series A	2.4
SCANA Corp.	2.4
Omnicom Group, Inc.	2.3
Torchmark Corp.	2.3
Aon plc	2.2

Top Sectors

% of Net Assets
Financials	23.9
Consumer Discretionary	16.4
Information Technology	16.0
Industrials	15.6
Materials	8.0
Energy	6.3
Utilities	5.1
Consumer Staples	1.2

MSF-2

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Artisan Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A	Actual	0.84%	$1,000.00	$902.10	$4.03
	Hypothetical*	0.84%	$1,000.00	$1,020.97	$4.28

Class B	Actual	1.09%	$1,000.00	$901.00	$5.22
	Hypothetical*	1.09%	$1,000.00	$1,019.71	$5.55

Class E	Actual	0.99%	$1,000.00	$901.40	$4.74
	Hypothetical*	0.99%	$1,000.00	$1,020.22	$5.04

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-3

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—92.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.0%
Rockwell Collins, Inc.	260,942	$24,084,947

Auto Components—1.6%
Gentex Corp. (a)	1,174,879	18,809,813

Automobiles—1.7%
Harley-Davidson, Inc. (a)	443,492	20,130,102

Banks—3.4%
Fifth Third Bancorp (a)	1,100,260	22,115,226
M&T Bank Corp. (a)	145,688	17,654,472

		39,769,698

Chemicals—4.3%
Celanese Corp. - Series A	415,961	28,006,654
Mosaic Co. (The)	795,562	21,949,556

		49,956,210

Commercial Services & Supplies—1.7%
Republic Services, Inc.	456,990	20,102,990

Construction & Engineering—5.7%
Fluor Corp.	448,049	21,156,874
Jacobs Engineering Group, Inc. (b)	616,407	25,858,273
Quanta Services, Inc. (b)	997,700	20,203,425

		67,218,572

Diversified Consumer Services—1.3%
H&R Block, Inc.	474,784	15,815,055

Diversified Financial Services—1.9%
Intercontinental Exchange, Inc.	85,226	21,840,015

Electric Utilities—2.7%
Edison International	254,350	15,060,063
OGE Energy Corp.	621,516	16,339,656

		31,399,719

Electrical Equipment—1.2%
Hubbell, Inc.	140,066	14,152,269

Electronic Equipment, Instruments & Components—9.6%
Arrow Electronics, Inc. (b)	606,139	32,840,611
Avnet, Inc.	880,390	37,715,908
FLIR Systems, Inc.	909,216	25,521,693
Keysight Technologies, Inc. (b)	606,126	17,171,549

		113,249,761

Energy Equipment & Services—1.1%
Helmerich & Payne, Inc. (a)	140,340	7,515,207
McDermott International, Inc. (a) (b)	1,528,947	5,121,972

		12,637,179

Food & Staples Retailing—1.2%
Kroger Co. (The)	333,047	13,931,356

Insurance—16.7%
Alleghany Corp. (b)	74,331	35,525,015
Allied World Assurance Co. Holdings AG	500,755	18,623,078
Allstate Corp. (The)	460,393	28,585,801
Aon plc	281,481	25,955,363
Arch Capital Group, Ltd. (a) (b)	410,448	28,628,748
Loews Corp.	451,664	17,343,898
Progressive Corp. (The)	467,005	14,850,759
Torchmark Corp.	463,363	26,485,829

		195,998,491

Internet & Catalog Retail—4.4%
Liberty Interactive Corp. - Class A (b)	930,581	25,423,473
Liberty Ventures - Series A (b)	574,366	25,909,650

		51,333,123

Internet Software & Services—1.7%
IAC/InterActiveCorp	329,970	19,814,699

IT Services—1.4%
Teradata Corp. (a) (b)	640,653	16,926,052

Machinery—1.9%
Joy Global, Inc. (a)	751,174	9,472,304
Kennametal, Inc. (a)	643,831	12,361,555

		21,833,859

Media—3.5%
Omnicom Group, Inc. (a)	353,342	26,733,856
TEGNA, Inc. (a)	557,005	14,214,767

		40,948,623

Metals & Mining—3.7%
Goldcorp, Inc.	1,616,043	18,681,457
Kinross Gold Corp. (b)	3,880,903	7,063,244
Nucor Corp.	446,688	18,001,526

		43,746,227

Multi-Utilities—2.4%
SCANA Corp.	459,748	27,810,157

Multiline Retail—1.0%
Nordstrom, Inc. (a)	236,413	11,775,732

Oil, Gas & Consumable Fuels—5.3%
Apache Corp.	556,033	24,726,787
Denbury Resources, Inc. (a)	2,228,383	4,501,334
Devon Energy Corp.	44,732	1,431,424
Hess Corp.	361,284	17,515,048
SM Energy Co. (a)	395,551	7,776,533
Southwestern Energy Co. (a) (b)	813,714	5,785,507

		61,736,633

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Professional Services—1.0%
ManpowerGroup, Inc.	134,316	$11,321,496

Real Estate Investment Trusts—1.9%
American Capital Agency Corp.	709,186	12,297,285
Hatteras Financial Corp.	787,173	10,351,325

		22,648,610

Road & Rail—0.8%
Ryder System, Inc.	161,356	9,169,861

Semiconductors & Semiconductor Equipment—1.9%
Analog Devices, Inc.	394,662	21,832,702

Software—1.3%
Synopsys, Inc. (b)	348,821	15,909,726

Specialty Retail—1.5%
Bed Bath & Beyond, Inc. (a) (b)	374,376	18,063,642

Textiles, Apparel & Luxury Goods —1.4%
Coach, Inc. (a)	489,621	16,025,295

Trading Companies & Distributors —1.3%
Air Lease Corp. (a)	461,303	15,444,424

Total Common Stocks (Cost $1,053,738,051)		1,085,437,038

Short-Term Investments—15.4%

Mutual Fund—9.1%
State Street Navigator Securities Lending MET Portfolio (c)	107,172,337	107,172,337

Repurchase Agreement—6.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $73,908,911 on 01/04/16, collateralized by $75,110,000 U.S. Treasury Note at 1.500% due 12/31/18 with a value of $75,391,663.	73,908,665	73,908,665

Total Short-Term Investments (Cost $181,081,002)		181,081,002

Total Investments—107.9% (Cost $1,234,819,053) (d)		1,266,518,040
Other assets and liabilities (net)—(7.9)%		(92,976,845)

Net Assets—100.0%		$1,173,541,195

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $129,993,100 and the collateral received consisted of cash in the amount of $107,172,337 and non-cash collateral with a value of $26,309,326. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,236,135,199. The aggregate unrealized appreciation and depreciation of investments were $243,008,198 and $(212,625,357), respectively, resulting in net unrealized appreciation of $30,382,841 for federal income tax purposes.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,085,437,038	$—	$—	$1,085,437,038
Short-Term Investments
Mutual Fund	107,172,337	—	—	107,172,337
Repurchase Agreement	—	73,908,665	—	73,908,665
Total Short-Term Investments	107,172,337	73,908,665	—	181,081,002
Total Investments	$1,192,609,375	$73,908,665	$—	$1,266,518,040

Collateral for Securities Loaned (Liability)	$—	$(107,172,337)	$—	$(107,172,337)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$1,266,518,040
Cash	41,231
Receivable for:
Investments sold	15,259,244
Fund shares sold	1,202,562
Dividends and interest	1,965,677
Prepaid expenses	3,587

Total Assets	1,284,990,341
Liabilities
Collateral for securities loaned	107,172,337
Payables for:
Investments purchased	2,991,970
Fund shares redeemed	174,656
Accrued Expenses:
Management fees	823,028
Distribution and service fees	87,190
Deferred trustees’ fees	75,403
Other expenses	124,562

Total Liabilities	111,449,146

Net Assets	$1,173,541,195

Net Assets Consist of:
Paid in surplus	$1,014,266,019
Undistributed net investment income	10,695,717
Accumulated net realized gain	116,880,472
Unrealized appreciation on investments	31,698,987

Net Assets	$1,173,541,195

Net Assets
Class A	$739,078,847
Class B	358,656,476
Class E	75,805,872
Capital Shares Outstanding*
Class A	3,457,073
Class B	1,730,111
Class E	360,250
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$213.79
Class B	207.30
Class E	210.43

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,234,819,053.
(b)	Includes securities loaned at value of $129,993,100.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$22,507,027
Interest	981
Securities lending income	508,675

Total investment income	23,016,683
Expenses
Management fees	10,671,265
Administration fees	31,823
Custodian and accounting fees	98,299
Distribution and service fees—Class B	1,029,812
Distribution and service fees—Class E	129,996
Audit and tax services	40,460
Legal	26,696
Trustees’ fees and expenses	35,969
Shareholder reporting	121,073
Insurance	8,842
Miscellaneous	16,464

Total expenses	12,210,699
Less broker commission recapture	(38,852)

Net expenses	12,171,847

Net Investment Income	10,844,836

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	117,687,418
Net change in unrealized depreciation on investments	(252,078,349)

Net realized and unrealized loss	(134,390,931)

Net Decrease in Net Assets From Operations	$(123,546,095)

(a)	Net of foreign withholding taxes of $101,439.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,844,836	$14,380,663
Net realized gain	117,687,418	190,514,793
Net change in unrealized depreciation	(252,078,349)	(177,677,868)

Increase (decrease) in net assets from operations	(123,546,095)	27,217,588

From Distributions to Shareholders
Net investment income
Class A	(9,675,237)	(6,908,510)
Class B	(3,803,715)	(2,552,107)
Class E	(883,807)	(615,655)
Net realized capital gains
Class A	(102,096,957)	0
Class B	(52,740,847)	0
Class E	(10,950,952)	0

Total distributions	(180,151,515)	(10,076,272)

Increase (decrease) in net assets from capital share transactions	82,141,327	(207,895,591)

Total decrease in net assets	(221,556,283)	(190,754,275)

Net Assets
Beginning of period	1,395,097,478	1,585,851,753

End of period	$1,173,541,195	$1,395,097,478

Undistributed net investment income
End of period	$10,695,717	$14,252,902

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	62,290	$15,437,823	280,494	$74,948,516
Reinvestments	462,136	111,772,194	25,870	6,908,510
Redemptions	(208,385)	(53,210,768)	(776,678)	(208,431,703)

Net increase (decrease)	316,041	$73,999,249	(470,314)	$(126,574,677)

Class B
Sales	68,298	$16,299,581	87,145	$22,719,838
Reinvestments	240,779	56,544,562	9,803	2,552,107
Redemptions	(266,358)	(65,296,326)	(340,718)	(89,594,087)

Net increase (decrease)	42,719	$7,547,817	(243,770)	$(64,322,142)

Class E
Sales	11,486	$2,567,719	8,898	$2,374,401
Reinvestments	49,674	11,834,759	2,337	615,655
Redemptions	(55,681)	(13,808,217)	(74,983)	(19,988,828)

Net increase (decrease)	5,479	$594,261	(63,748)	$(16,998,772)

Increase (decrease) derived from capital shares transactions		$82,141,327		$(207,895,591)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$271.79	$268.60	$198.30	$179.02	$169.21

Income (Loss) from Investment Operations
Net investment income (a)	2.26	2.89	1.98	2.22	1.73
Net realized and unrealized gain (loss) on investments	(23.66)	2.25	70.60	18.92	9.78

Total from investment operations	(21.40)	5.14	72.58	21.14	11.51

Less Distributions
Distributions from net investment income	(3.17)	(1.95)	(2.28)	(1.86)	(1.70)
Distributions from net realized capital gains	(33.43)	0.00	0.00	0.00	0.00

Total distributions	(36.60)	(1.95)	(2.28)	(1.86)	(1.70)

Net Asset Value, End of Period	$213.79	$271.79	$268.60	$198.30	$179.02

Total Return (%) (b)	(9.44)	1.93	36.85	11.86	6.76

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.84	0.84	0.83	0.85	0.84
Ratio of net investment income to average net assets (%)	0.91	1.07	0.84	1.17	0.97
Portfolio turnover rate (%)	31	25	22	23	30
Net assets, end of period (in millions)	$739.1	$853.7	$970.0	$769.4	$731.8

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$264.50	$261.50	$193.14	$174.44	$164.99

Income (Loss) from Investment Operations
Net investment income (a)	1.59	2.15	1.36	1.69	1.30
Net realized and unrealized gain (loss) on investments	(22.95)	2.21	68.77	18.44	9.47

Total from investment operations	(21.36)	4.36	70.13	20.13	10.77

Less Distributions
Distributions from net investment income	(2.41)	(1.36)	(1.77)	(1.43)	(1.32)
Distributions from net realized capital gains	(33.43)	0.00	0.00	0.00	0.00

Total distributions	(35.84)	(1.36)	(1.77)	(1.43)	(1.32)

Net Asset Value, End of Period	$207.30	$264.50	$261.50	$193.14	$174.44

Total Return (%) (b)	(9.66)	1.67	36.51	11.58	6.49

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.09	1.09	1.08	1.10	1.09
Ratio of net investment income to average net assets (%)	0.66	0.82	0.59	0.92	0.75
Portfolio turnover rate (%)	31	25	22	23	30
Net assets, end of period (in millions)	$358.7	$446.3	$505.0	$389.2	$383.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$267.99	$264.86	$195.57	$176.60	$166.99

Income (Loss) from Investment Operations
Net investment income (a)	1.85	2.43	1.60	1.89	1.46
Net realized and unrealized gain (loss) on investments	(23.28)	2.25	69.65	18.68	9.62

Total from investment operations	(21.43)	4.68	71.25	20.57	11.08

Less Distributions
Distributions from net investment income	(2.70)	(1.55)	(1.96)	(1.60)	(1.47)
Distributions from net realized capital gains	(33.43)	0.00	0.00	0.00	0.00

Total distributions	(36.13)	(1.55)	(1.96)	(1.60)	(1.47)

Net Asset Value, End of Period	$210.43	$267.99	$264.86	$195.57	$176.60

Total Return (%) (b)	(9.58)	1.78	36.65	11.69	6.60

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.99	0.99	0.98	1.00	0.99
Ratio of net investment income to average net assets (%)	0.76	0.91	0.68	1.01	0.83
Portfolio turnover rate (%)	31	25	22	23	30
Net assets, end of period (in millions)	$75.8	$95.1	$110.8	$98.8	$104.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Artisan Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MSF-11

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash

MSF-12

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $73,908,665, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MSF-13

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$370,558,148	$0	$424,686,249

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$10,671,265	0.820%	Of the first $1 billion
	0.780%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net

MSF-14

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$14,362,758	$10,076,272	$165,788,757	$—	$180,151,515	$10,076,272

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$10,771,120	$118,196,618	$30,382,841	$—	$159,350,579

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MSF-15

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Artisan Mid Cap Value Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Artisan Mid Cap Value Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Artisan Mid Cap Value Portfolio of the Metropolitan Series Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-16

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-17

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-18

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-19

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MSF-20

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Met/Artisan Mid Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Artisan Partners Limited Partnership regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. In addition, the Board considered that the Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the one-, three-, and five-year periods ended October 31, 2015. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median, above the Expense Universe median, and below the Sub-advised Expense Universe median. The Board noted that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also considered that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-21

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Managed by Dimensional Fund Advisors LP

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A and B shares of the Met/Dimensional International Small Company Portfolio returned 6.08% and 5.76%, respectively. The Portfolio’s benchmark, the MSCI World ex-U.S. Small Cap Index1, returned 5.46%.

MARKET ENVIRONMENT / CONDITIONS

In U.S. dollar terms, developed ex-U.S. markets posted negative returns for the year, ahead of emerging markets but trailing the U.S. Using the MSCI World ex-U.S. Investable Market Index (net dividends) as a proxy, developed ex-U.S. markets returned -2.0%, as compared to +0.5% for the Russell 3000 Index and -13.9% for the MSCI Emerging Markets Investable Market Index (net dividends).

The U.S. dollar appreciated against most of the major developed market currencies, particularly the Canadian dollar and Norwegian krone. Overall, currency fluctuations had a negative impact on U.S. dollar-denominated returns of developed ex-U.S. equities.

Within the MSCI World ex-U.S. Investable Market Index, Energy and Materials underperformed, while Consumer Staples and Healthcare names had the strongest relative performance.

Along the market capitalization dimension, small caps (MSCI World ex-U.S. Small Cap Index-net dividends) outperformed large caps (MSCI World ex-U.S. Large Cap Index-net dividends) by 9.6% for the year.

Along the profitability dimension, the top quartile of most profitable stocks outperformed the bottom quartile of least profitable stocks among large caps (MSCI World ex-U.S. Index, excluding Real Estate Investment Trusts (“REITs”) and highly regulated utilities) and small caps (MSCI World ex-U.S. Small Cap Index, excluding REITs and highly regulated utilities).

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the year ended December 31, 2015, the Portfolio outperformed its benchmark, the MSCI World ex-U.S. Small Cap Index (net dividends), by 0.6%. With REITs underperforming during the period, the Portfolio’s general exclusion of REITs contributed to relative performance. Dimensional defines the small cap universe differently than does MSCI, and as a result the Portfolio had a lesser allocation to Canada and a greater allocation to the United Kingdom. These country allocation differences contributed to relative performance, as Canada underperformed while the United Kingdom outperformed.

The Portfolio held more than 3,500 securities as of December 31, 2015 and was well diversified across both countries and sectors.

Joseph Chi

Jed Fogdall

Henry Gray

Karen Umland

Portfolio Managers

Dimensional Fund Advisors LP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD EX-U.S. SMALL CAP INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	Since Inception[2]
Met/Dimensional International Small Company Portfolio
Class A	6.08	4.72	11.98
Class B	5.76	4.45	11.69
MSCI World ex-U.S. Small Cap Index	5.46	4.39	12.77

1 The MSCI World ex-U.S. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $800 million across 23 developed markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception date of the Class A and Class B shares is 10/31/08. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
DCC plc	0.4
Bellway plc	0.3
Amlin plc	0.3
Rightmove plc	0.3
Teleperformance	0.3
DS Smith plc	0.3
Henderson Group plc	0.3
Howden Joinery Group plc	0.3
Inchcape plc	0.3
William Hill plc	0.3

Top Countries

% of Net Assets
Japan	23.9
United Kingdom	18.8
Canada	6.6
Australia	6.0
Germany	5.9
Switzerland	5.0
France	4.8
Italy	4.0
Sweden	3.5
Hong Kong	3.0

MSF-2

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Dimensional International Small Company Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.92%	$1,000.00	$971.50	$4.57
	Hypothetical*	0.92%	$1,000.00	$1,020.57	$4.69

Class B(a)	Actual	1.18%	$1,000.00	$969.90	$5.86
	Hypothetical*	1.18%	$1,000.00	$1,019.26	$6.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—99.7% of Net Assets

Security Description	Shares	Value

Australia—6.0%
Acrux, Ltd. (a)	41,605	$22,720
Adelaide Brighton, Ltd.	197,116	677,427
AED Oil, Ltd. (b) (c) (d)	93,946	0
Ainsworth Game Technology, Ltd. (a)	51,616	85,879
Alkane Resources, Ltd. (c)	120,355	20,473
ALS, Ltd.	76,664	209,142
Altium, Ltd.	31,832	107,771
Altona Mining, Ltd.	67,875	5,428
Alumina, Ltd. (a)	325,192	270,908
AMA Group, Ltd.	111,029	75,753
Ansell, Ltd.	39,937	619,618
AP Eagers, Ltd.	7,774	71,789
APN News & Media, Ltd. (a) (c)	374,048	141,116
Aquarius Platinum, Ltd. (c)	119,520	19,961
ARB Corp., Ltd. (a)	30,444	355,072
Ardent Leisure Group	50,226	82,176
Arrium, Ltd. (c)	972,288	40,869
ASG Group, Ltd. (c)	91,207	78,250
Atlantic, Ltd. (b) (c) (d)	22,059	527
Atlas Iron, Ltd. (a) (c)	250,116	3,347
Ausdrill, Ltd.	110,321	20,460
Ausenco, Ltd. (c)	72,770	11,585
AusNet Services	176,329	189,436
Austal, Ltd.	81,889	93,206
Austbrokers Holdings, Ltd.	25,969	170,923
Australian Agricultural Co., Ltd. (a) (c)	192,359	187,546
Australian Pharmaceutical Industries, Ltd.	174,311	244,371
Auswide Bank, Ltd.	9,275	39,501
Automotive Holdings Group, Ltd.	95,539	312,615
AVJennings, Ltd.	10,332	4,335
AWE, Ltd. (a) (c)	335,940	123,079
Bandanna Energy, Ltd. (a) (b) (c) (d)	179,193	2,057
Bank of Queensland, Ltd.	5,397	54,375
BC Iron, Ltd. (a) (c)	50,999	3,874
Beach Energy, Ltd. (a)	676,773	242,701
Beadell Resources, Ltd.	102,327	10,480
Bega Cheese, Ltd. (a)	58,513	313,964
Billabong International, Ltd. (c)	56,120	100,099
Blackmores, Ltd.	5,495	867,117
BlueScope Steel, Ltd. (a)	53,437	170,132
Boart Longyear, Ltd. (c)	69,590	3,077
Boom Logistics, Ltd. (c)	73,674	4,932
Boral, Ltd. (a)	72,717	311,071
Bradken, Ltd. (c)	48,239	16,967
Breville Group, Ltd.	46,157	249,429
Brickworks, Ltd.	5,923	67,727
Broadspectrum, Ltd. (c)	195,706	198,298
BT Investment Management, Ltd.	25,960	241,393
Buru Energy, Ltd. (a) (c)	23,457	4,089
Cabcharge Australia, Ltd. (a)	55,813	120,405
Capral, Ltd. (c)	136,176	9,868
Cardno, Ltd.	35,839	30,140
Carnarvon Petroleum, Ltd. (c)	251,902	18,446
carsales.com, Ltd. (a)	83,570	708,766
Cash Converters International, Ltd. (a)	152,939	58,259
Cedar Woods Properties, Ltd.	27,273	80,566
Challenger, Ltd.	87,228	549,889

Australia—(Continued)
Coal of Africa, Ltd. (c)	133,534	3,892
Cochlear, Ltd.	6,130	424,522
Collection House, Ltd. (a)	19,217	24,339
Collins Foods, Ltd.	4,975	16,644
Cooper Energy, Ltd. (c)	123,859	14,328
Corporate Travel Management, Ltd. (a)	20,836	198,157
Coventry Group, Ltd.	2,905	2,435
Credit Corp. Group, Ltd.	13,415	101,204
CSG, Ltd.	66,837	87,530
CSR, Ltd.	282,278	589,663
Cudeco, Ltd. (a) (b) (c) (d)	51,210	29,853
Cue Energy Resources, Ltd. (c)	171,183	7,020
Data #3, Ltd.	55,471	42,836
Decmil Group, Ltd.	56,744	43,108
Dick Smith Holdings, Ltd. (a)	85,716	21,977
Domino’s Pizza Enterprises, Ltd.	23,859	995,370
Downer EDI, Ltd.	238,347	619,731
Drillsearch Energy, Ltd. (c)	218,929	96,300
DuluxGroup, Ltd.	165,477	796,405
DWS, Ltd.	36,847	30,547
Emeco Holdings, Ltd. (a) (c)	314,914	9,356
Energy Resources of Australia, Ltd. (a) (c)	51,910	13,619
Energy World Corp., Ltd. (a) (c)	325,379	54,510
Equity Trustees, Ltd.	3,062	45,697
ERM Power, Ltd.	49,991	56,998
eServGlobal, Ltd. (c)	43,068	2,161
Ethane Pipeline Income Fund	3,869	4,339
Euroz, Ltd.	23,559	14,202
Event Hospitality and Entertainment, Ltd.	38,556	461,793
Evolution Mining, Ltd.	157,414	159,925
Fairfax Media, Ltd.	967,464	644,205
Fantastic Holdings, Ltd.	1,151	1,805
Finbar Group, Ltd.	6,909	5,099
Fleetwood Corp., Ltd. (a) (c)	22,683	20,617
FlexiGroup, Ltd.	49,133	107,536
Flight Centre Travel Group, Ltd. (a)	14,871	428,550
G8 Education, Ltd. (a)	128,179	331,671
Global Construction Services, Ltd. (c)	9,380	3,383
GrainCorp, Ltd. - Class A	83,590	522,149
Grange Resources, Ltd.	120,000	7,861
Greencross, Ltd. (a)	21,334	103,609
GUD Holdings, Ltd.	39,734	244,487
GWA Group, Ltd. (a)	104,458	149,656
Hansen Technologies, Ltd.	47,406	118,642
Harvey Norman Holdings, Ltd.	6,160	18,616
HFA Holdings, Ltd.	45,623	94,384
Hills, Ltd. (a)	80,453	19,919
Horizon Oil, Ltd. (c)	652,736	37,808
IDM International, Ltd. (b) (c) (d)	49,237	0
Iluka Resources, Ltd.	160,998	712,403
Imdex, Ltd. (c)	77,362	11,205
IMF Bentham, Ltd. (a)	49,173	46,803
Independence Group NL	99,103	180,806
Infigen Energy, Ltd. (c)	282,132	90,436
Infomedia, Ltd.	131,353	69,374
Integrated Research, Ltd.	28,972	45,923
International Ferro Metals, Ltd. (b) (c) (d)	82,765	830

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Intrepid Mines, Ltd. (c)	32,795	$2,865
Invocare, Ltd.	38,500	335,126
IOOF Holdings, Ltd. (a)	103,265	711,249
Iress, Ltd. (a)	57,325	414,628
iSelect, Ltd. (c)	46,213	38,054
JB Hi-Fi, Ltd. (a)	51,555	728,913
Jupiter Mines, Ltd. (b) (c) (d)	63,164	3,452
K&S Corp., Ltd.	1,802	1,837
Karoon Gas Australia, Ltd. (a) (c)	75,600	95,970
Kingsgate Consolidated, Ltd. (c)	121,238	32,699
Kingsrose Mining, Ltd. (c)	83,494	13,379
M2 Group, Ltd.	63,440	524,881
MACA, Ltd.	56,351	29,915
Macmahon Holdings, Ltd. (c)	380,170	23,967
Macquarie Atlas Roads Group	181,433	533,955
Macquarie Telecom Group, Ltd.	3,983	24,629
Magellan Financial Group, Ltd.	27,343	536,389
Maverick Drilling & Exploration, Ltd. (c)	41,036	1,969
MaxiTRANS Industries, Ltd.	59,013	22,067
Mayne Pharma Group, Ltd. (a) (c)	286,220	291,448
McMillan Shakespeare, Ltd.	29,453	283,559
McPherson’s, Ltd.	34,460	18,530
Medusa Mining, Ltd. (c)	60,972	16,038
Melbourne IT, Ltd.	36,135	56,288
Metals X, Ltd.	75,358	55,828
Metcash, Ltd. (a) (c)	369,266	430,896
Mincor Resources NL	105,687	16,811
Mineral Deposits, Ltd. (c)	45,217	6,790
Mineral Resources, Ltd. (a)	41,091	118,749
MMA Offshore, Ltd. (a)	100,235	18,558
Monadelphous Group, Ltd. (a)	40,177	190,567
Morning Star Gold NL (b) (c) (d)	33,455	502
Mortgage Choice, Ltd.	48,689	66,975
Mount Gibson Iron, Ltd. (a) (c)	439,215	57,659
Myer Holdings, Ltd. (a)	355,143	307,177
MyState, Ltd.	3,899	13,451
Navitas, Ltd. (a)	96,272	325,071
nearmap, Ltd. (c)	85,792	24,288
New Hope Corp., Ltd.	6,285	8,423
Newsat, Ltd. (a) (b) (c) (d)	113,333	3,559
nib holdings, Ltd. (a)	213,507	543,505
Nick Scali, Ltd.	16,348	50,778
Nine Entertainment Co. Holdings, Ltd. (a)	18,490	25,451
Noble Mineral Resources, Ltd. (b) (c) (d)	1,674	0
Northern Star Resources, Ltd.	220,636	447,012
NRW Holdings, Ltd. (a) (c)	94,219	5,907
Nufarm, Ltd.	79,335	480,513
Orocobre, Ltd. (a) (c)	49,318	82,906
Orora, Ltd.	138,996	225,966
OrotonGroup, Ltd.	8,647	17,289
Otto Energy, Ltd.	308,140	4,718
OZ Minerals, Ltd.	149,299	434,302
OzForex Group, Ltd. (a)	99,303	236,370
Pacific Brands, Ltd. (c)	472,799	270,094
Pacific Current Group, Ltd. (a)	1,159	6,684
Pact Group Holdings, Ltd.	4,623	16,808
Paladin Energy, Ltd. (a) (c)	612,137	105,952

Australia—(Continued)
Panoramic Resources, Ltd.	146,618	19,640
Patties Foods, Ltd.	16,945	14,066
Peet, Ltd.	88,199	66,152
Peninsula Energy, Ltd. (c)	11,352	9,073
Perpetual, Ltd.	19,830	668,680
Perseus Mining, Ltd. (c)	185,112	43,995
Platinum Asset Management, Ltd. (a)	21,691	126,669
Platinum Australia, Ltd. (b) (c) (d)	116,796	12
Pluton Resources, Ltd. (b) (c) (d)	48,332	92
PMP, Ltd.	158,703	56,645
Premier Investments, Ltd.	44,992	462,521
Primary Health Care, Ltd. (a)	244,279	413,638
Prime Media Group, Ltd.	93,371	33,514
Programmed Maintenance Services, Ltd.	95,504	171,322
Qube Holdings, Ltd. (a)	229,623	398,621
RCG Corp., Ltd.	90,942	114,045
RCR Tomlinson, Ltd.	61,564	97,933
Reckon, Ltd. (a)	36,898	64,499
Regis Resources, Ltd. (a)	180,703	306,216
Reject Shop, Ltd. (The)	12,421	98,573
Resolute Mining, Ltd. (c)	248,330	45,352
Resource Generation, Ltd. (c)	58,515	1,750
Retail Food Group, Ltd. (a)	58,516	196,087
Ridley Corp., Ltd.	123,003	135,991
RungePincockMinarco, Ltd. (c)	4,190	1,435
Ruralco Holdings, Ltd.	7,095	17,583
SAI Global, Ltd.	62,244	189,047
Salmat, Ltd. (c)	45,807	25,448
Samson Oil & Gas, Ltd. (c)	581,639	1,272
Sandfire Resources NL	40,717	164,452
Saracen Mineral Holdings, Ltd. (c)	390,479	174,363
Sedgman, Ltd.	48,829	32,084
Seek, Ltd. (a)	15,873	176,491
Select Harvests, Ltd.	30,640	188,265
Senex Energy, Ltd. (c)	248,220	25,039
Servcorp, Ltd.	26,561	135,587
Service Stream, Ltd.	67,295	22,687
Seven Group Holdings, Ltd. (a)	15,634	62,566
Seven West Media, Ltd. (a)	460,617	257,784
Sigma Pharmaceuticals, Ltd.	621,692	389,254
Silex Systems, Ltd. (c)	28,112	7,550
Silver Chef, Ltd.	7,417	48,849
Silver Lake Resources, Ltd. (c)	112,092	14,746
Sims Metal Management, Ltd. (a)	86,197	449,307
Sirtex Medical, Ltd.	22,520	653,323
Slater & Gordon, Ltd. (a)	116,238	69,480
SMS Management & Technology, Ltd.	35,576	77,636
Southern Cross Media Group, Ltd.	229,061	188,398
Spark Infrastructure Group	742,738	1,033,835
Specialty Fashion Group, Ltd. (c)	34,701	15,156
Spotless Group Holdings, Ltd. (a)	23,095	18,041
St. Barbara, Ltd. (a) (c)	192,892	200,936
Star Entertainment Grp, Ltd. (The)	210,220	773,722
Steadfast Group, Ltd.	71,948	81,187
Strike Energy, Ltd. (c)	182,555	16,654
STW Communications Group, Ltd.	131,382	76,414
Sundance Energy Australia, Ltd. (c)	177,630	21,862

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Sundance Resources, Ltd. (a) (b) (c)	819,104	$7,163
Sunland Group, Ltd.	40,150	47,350
Super Retail Group, Ltd. (a)	69,714	575,312
Tabcorp Holdings, Ltd.	236,852	807,700
Tap Oil, Ltd. (c)	83,681	11,197
Tassal Group, Ltd.	72,156	246,070
Technology One, Ltd. (a)	85,252	305,879
Ten Network Holdings, Ltd. (a) (c)	1,093,156	134,759
TFS Corp., Ltd. (a)	95,643	109,787
Thorn Group, Ltd.	58,154	91,617
Tiger Resources, Ltd. (c)	591,241	21,591
Toro Energy, Ltd. (c)	75,052	3,603
Tox Free Solutions, Ltd.	67,596	137,193
Transpacific Industries Group, Ltd. (a)	693,108	396,174
Treasury Wine Estates, Ltd.	76,917	461,743
Troy Resources, Ltd. (a) (c)	80,795	12,093
UGL, Ltd. (a) (c)	29,320	51,573
UXC, Ltd.	122,634	108,611
Veda Group, Ltd.	158,490	322,448
Villa World, Ltd.	14,787	23,036
Village Roadshow, Ltd.	32,709	175,719
Virgin Australia Holdings, Ltd. (c)	442,369	146,487
Virgin Australia International Holding, Ltd. (b) (c) (d)	968,773	1
Virtus Health, Ltd.	37,091	174,434
Vita Group, Ltd.	18,112	34,674
Vocus Communications, Ltd. (a)	88,565	482,407
Watpac, Ltd. (a)	37,999	28,596
Webjet, Ltd. (a)	22,295	89,026
Western Areas, Ltd.	104,247	168,334
Whitehaven Coal, Ltd. (a) (c)	92,475	46,393
WorleyParsons, Ltd.	12,225	40,676

		41,468,193

Austria—1.0%
A-TEC Industries AG (a) (b) (c) (d)	1,312	428
Agrana Beteiligungs AG (a)	1,574	154,070
ams AG	29,130	970,593
Austria Technologie & Systemtechnik AG	14,133	223,035
CA Immobilien Anlagen AG (c)	16,824	306,747
Conwert Immobilien Invest SE (a) (c)	20,619	314,180
DO & Co. AG	1,857	201,376
EVN AG	12,657	144,546
Flughafen Wien AG	1,220	115,795
IMMOFINANZ AG (c)	43,541	99,074
Kapsch TrafficCom AG	2,222	89,751
Lenzing AG	3,209	242,000
Mayr Melnhof Karton AG	3,412	424,596
Oberbank AG	182	10,441
Oesterreichische Post AG	10,867	396,200
Palfinger AG	5,947	170,349
POLYTEC Holding AG	10,783	89,552
Porr AG	1,436	43,570
Raiffeisen Bank International AG (c)	8,686	127,086
RHI AG (a)	8,926	172,997
Rosenbauer International AG (a)	1,972	142,391

Austria—(Continued)
S IMMO AG (c)	35,979	319,685
Schoeller-Bleckmann Oilfield Equipment AG (a)	3,509	192,086
Semperit AG Holding	6,630	222,568
Strabag SE	6,827	174,932
Telekom Austria AG	4,556	24,868
UBM Development AG	78	3,083
UNIQA Insurance Group AG	14,804	120,157
Wienerberger AG	39,101	725,015
Zumtobel Group AG	19,568	491,978

		6,713,149

Belgium—1.8%
Ablynx NV (a) (c)	15,614	269,453
Ackermans & van Haaren NV	8,887	1,305,440
AGFA-Gevaert NV (c)	125,762	715,345
Atenor Group	1,089	55,597
Banque Nationale de Belgique	104	372,566
Barco NV	5,609	375,360
Bekaert S.A. (a)	11,685	358,895
BHF Kleinwort Benson Group S.A. (c)	24,115	149,737
bpost S.A.	6,013	147,391
Cie d’Entreprises CFE	5,563	658,743
Cie Immobiliere de Belgique S.A.	1,276	58,555
D’ieteren S.A.	8,787	327,917
Dalenys (c)	1,352	9,989
Deceuninck NV	49,164	129,862
Econocom Group S.A. (a)	27,496	255,266
Elia System Operator S.A.	12,209	567,795
Euronav NV	30,049	411,997
EVS Broadcast Equipment S.A. (a)	4,761	149,990
Exmar NV (a)	10,339	111,824
Fagron	13,446	102,228
Galapagos NV (c)	16,401	1,011,678
GIMV NV	250	12,583
Ion Beam Applications	11,487	422,381
Jensen-Group NV	738	19,723
Kinepolis Group NV	11,014	495,147
Lotus Bakeries NV	118	224,137
MDxHealth (c)	5,915	26,450
Melexis NV	13,858	751,885
Mobistar S.A. (c)	13,209	320,304
Nyrstar NV (a) (c)	94,248	163,120
Picanol	1,699	85,546
RealDolmen NV	1,200	23,361
Recticel S.A.	24,409	148,540
Resilux NV	229	35,698
Roularta Media Group NV (c)	1,629	43,395
Sioen Industries NV	4,097	81,498
Sipef S.A.	3,346	191,776
Tessenderlo Chemie NV (c)	19,032	567,010
ThromboGenics NV (a) (c)	9,279	36,115
Umicore S.A.	25,657	1,072,496
Van de Velde NV	3,377	230,214
Viohalco S.A. (c)	45,397	78,981

		12,575,988

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Cambodia—0.0%
NagaCorp., Ltd.	458,000	$288,656

Canada—6.6%
5N Plus, Inc. (a) (c)	33,732	29,498
Absolute Software Corp.	18,754	100,974
Acadian Timber Corp.	3,800	55,200
Advantage Oil & Gas, Ltd. (c)	117,131	595,094
Aecon Group, Inc.	33,422	371,731
AG Growth International, Inc. (a)	5,820	139,853
AGF Management, Ltd. - Class B (a)	32,280	121,310
AGT Food & Ingredients, Inc.	7,901	194,085
Aimia, Inc.	29,471	200,421
AirBoss of America Corp.	3,761	47,485
AKITA Drilling, Ltd. - Class A	2,003	9,843
Alacer Gold Corp. (c)	102,778	183,466
Alamos Gold, Inc. - Class A	95,845	315,166
Alaris Royalty Corp. (a)	8,954	152,070
Algoma Central Corp.	4,410	44,620
Algonquin Power & Utilities Corp. (a)	77,093	607,852
Alterra Power Corp. (c)	150,766	50,121
Altius Minerals Corp. (a)	9,660	70,720
Altus Group, Ltd. (a)	14,488	203,023
Americas Silver Corp. (c)	88,421	6,390
Amerigo Resources, Ltd. (c)	44,359	6,572
Andrew Peller, Ltd. - Class A	1,139	16,866
Argonaut Gold, Inc. (a) (c)	52,825	45,430
Asanko Gold, Inc. (a) (c)	23,027	33,782
Athabasca Oil Corp. (a) (c)	66,624	74,150
ATS Automation Tooling Systems, Inc. (c)	36,533	300,459
AuRico Metals, Inc. (a) (c)	42,144	18,274
AutoCanada, Inc. (a)	8,428	147,096
Avigilon Corp. (a) (c)	14,381	142,386
Axia NetMedia Corp. (a)	22,633	51,524
B2Gold Corp. (c)	313,368	317,059
Badger Daylighting, Ltd. (a)	15,562	274,643
Ballard Power Systems, Inc. (a) (c)	5,735	8,911
Bankers Petroleum, Ltd. (c)	141,893	104,597
Bellatrix Exploration, Ltd. (a) (c)	60,265	71,428
Birchcliff Energy, Ltd. (c)	58,552	170,955
Bird Construction, Inc.	18,612	174,862
Black Diamond Group, Ltd. (a)	19,812	103,950
BlackPearl Resources, Inc. (a) (c)	117,817	65,563
BMTC Group, Inc.	5,387	50,806
BNK Petroleum, Inc. (a) (c)	29,567	4,487
Bonavista Energy Corp. (a)	15,300	20,124
Bonterra Energy Corp.	12,499	155,368
Boralex, Inc. - Class A	11,154	116,562
Boulder Energy, Ltd. (c)	15,381	18,563
Brookfield Real Estate Services, Inc.	800	8,476
BRP, Inc. (c)	10,168	146,086
Calfrac Well Services, Ltd.	22,893	37,888
Calian Technologies, Ltd.	2,846	33,505
Canaccord Genuity Group, Inc.	54,653	201,833
Canacol Energy, Ltd. (a) (c)	32,061	64,182
Canadian Energy Services & Technology Corp. (a)	70,437	197,511
Canadian Western Bank (a)	32,028	541,168

Canada—(Continued)
Canam Group, Inc.	22,324	224,095
Canexus Corp. (a)	56,579	55,201
Canfor Corp. (c)	17,141	250,110
Canfor Pulp Products, Inc.	15,297	149,576
CanWel Building Materials Group, Ltd. (a)	9,304	32,141
Canyon Services Group, Inc.	27,085	79,668
Capital Power Corp. (a)	43,408	557,462
Capstone Infrastructure Corp.	47,117	123,607
Capstone Mining Corp. (c)	95,339	30,317
Cascades, Inc.	46,236	424,702
Cathedral Energy Services, Ltd.	13,349	4,631
Celestica, Inc. (c)	36,485	403,426
Celestica, Inc. (U.S. Listed Shares) (c)	223	2,460
Centerra Gold, Inc.	51,685	246,155
Cequence Energy, Ltd. (a) (c)	86,636	18,784
Cervus Equipment Corp.	2,998	28,730
China Gold International Resources Corp., Ltd. (a) (c)	54,113	81,344
Chinook Energy, Inc. (c)	27,917	11,702
Cineplex, Inc. (a)	23,236	798,491
Clairvest Group, Inc.	200	4,090
Clarke, Inc. (a)	1,614	11,501
Clearwater Seafoods, Inc.	7,044	61,037
Cogeco Cable, Inc.	3,817	170,395
Cogeco, Inc.	3,209	118,856
Colliers International Group, Inc.	12,580	561,222
COM DEV International, Ltd.	38,475	168,226
Computer Modelling Group, Ltd.	26,520	172,111
Copper Mountain Mining Corp. (a) (c)	57,011	18,335
Corby Spirit and Wine, Ltd.	8,057	109,760
Corridor Resources, Inc. (c)	21,385	6,955
Corus Entertainment, Inc. - B Shares (a)	31,990	249,687
Cott Corp.	2,000	21,980
Cott Corp. (Toronto Exchange)	38,179	420,502
Crew Energy, Inc. (a) (c)	69,029	202,043
Delphi Energy Corp. (a) (c)	95,850	61,651
Denison Mines Corp. (a) (c)	247,548	125,232
Descartes Systems Group, Inc. (The) (c)	32,686	657,641
Descartes Systems Group, Inc. (The) (a) (c)	1,850	37,148
Detour Gold Corp. (a) (c)	56,767	591,178
DirectCash Payments, Inc. (a)	4,974	44,718
Dominion Diamond Corp.	23,880	244,029
Dominion Diamond Corp. (U.S. Listed Shares)	9,238	94,505
Dorel Industries, Inc. - Class B	12,134	274,740
Dundee Precious Metals, Inc. (a) (c)	40,545	37,506
E-L Financial Corp., Ltd.	177	89,031
Eastern Platinum, Ltd. (a) (c)	42,003	25,499
Echelon Financial Holdings, Inc. (a)	900	8,540
EcoSynthetix, Inc. (c)	800	723
Enbridge Income Fund Holdings, Inc. (a)	18,118	367,021
Endeavour Mining Corp. (a) (c)	16,215	89,413
Endeavour Silver Corp. (c)	37,334	53,423
EnerCare, Inc.	25,125	289,799
Enerflex, Ltd.	29,289	281,312
Energy Fuels, Inc. (c)	4,125	12,223
Enghouse Systems, Ltd.	7,089	380,860
Ensign Energy Services, Inc.	51,526	274,815

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Epsilon Energy, Ltd. (c)	18,214	$30,275
Equitable Group, Inc. (a)	3,909	145,489
Equity Financial Holdings, Inc. (c)	1,100	6,407
Essential Energy Services Trust (c)	53,526	21,276
Evertz Technologies, Ltd. (a)	9,149	115,710
Exchange Income Corp.	6,151	126,736
Exco Technologies, Ltd.	13,332	163,025
Exeter Resource Corp. (c)	11,335	3,686
EXFO, Inc. (c)	85	237
Extendicare, Inc. (a)	41,356	288,419
Fiera Capital Corp.	8,019	65,719
Firm Capital Mortgage Investment Corp. (a)	4,274	39,104
First Majestic Silver Corp. (a) (c)	51,360	167,402
First National Financial Corp. (a)	4,107	66,575
FirstService Corp.	12,580	508,219
Fortress Paper, Ltd. - Class A (a) (c)	7,338	26,516
Fortuna Silver Mines, Inc. (c)	60,121	135,128
Gamehost, Inc. (a)	4,952	32,460
Genesis Land Development Corp.	14,348	28,308
Genworth MI Canada, Inc. (a)	10,076	193,699
Gibson Energy, Inc. (a)	40,344	402,944
Glacier Media, Inc. (a)	9,600	5,134
Gluskin Sheff & Associates, Inc.	12,033	181,143
GMP Capital, Inc.	28,336	96,249
Goeasy, Ltd. (a)	2,000	27,390
Golden Star Resources, Ltd. (a) (c)	73,133	12,421
Gran Tierra Energy, Inc. (c)	99,813	217,126
Granite Oil Corp.	10,252	59,866
Great Canadian Gaming Corp. (c)	23,794	266,021
Great Panther Silver, Ltd. (a) (c)	67,206	33,999
Guyana Goldfields, Inc. (c)	41,155	91,608
Hanfeng Evergreen, Inc. (b) (c) (d)	12,100	1,132
Heroux-Devtek, Inc. (c)	14,606	135,641
High Liner Foods, Inc.	7,007	78,745
HNZ Group, Inc.	3,031	23,898
Home Capital Group, Inc. (a)	20,814	404,938
Horizon North Logistics, Inc.	30,612	49,999
HudBay Minerals, Inc.	103,103	395,662
IAMGOLD Corp. (a) (c)	152,782	217,519
IMAX Corp. (a) (c)	21,475	763,221
Imperial Metals Corp. (c)	15,126	72,804
Indigo Books & Music, Inc. (c)	1,986	20,883
Innergex Renewable Energy, Inc. (a)	38,391	314,353
Interfor Corp. (c)	33,292	337,804
International Tower Hill Mines, Ltd. (c)	21,604	4,216
Intertape Polymer Group, Inc.	20,313	274,373
Ithaca Energy, Inc. (c)	94,516	38,935
Just Energy Group, Inc. (a)	71,937	513,650
K-Bro Linen, Inc. (a)	2,919	107,482
Katanga Mining, Ltd. (c)	26,500	2,681
Kelt Exploration, Ltd. (a) (c)	21,351	65,425
Killam Properties, Inc.	24,086	182,947
Kingsway Financial Services, Inc. (c)	8,765	39,590
Kinross Gold Corp. (c)	109,503	198,636
Kirkland Lake Gold, Inc. (c)	34,082	119,214
Klondex Mines, Ltd. (c)	17,647	36,092
Knight Therapeutics, Inc. (c)	4,998	27,885

Canada—(Continued)
Labrador Iron Ore Royalty Corp.	10,800	74,851
Lake Shore Gold Corp. (a) (c)	187,975	152,151
Laurentian Bank of Canada (a)	13,206	460,974
Leon’s Furniture, Ltd.	9,639	98,083
Lightstream Resources, Ltd. (a) (c)	108,373	20,364
Liquor Stores N.A., Ltd. (a)	12,660	76,580
Long Run Exploration, Ltd.	45,123	11,740
Lucara Diamond Corp. (a)	110,136	179,089
Lundin Mining Corp. (c)	7,972	21,893
MacDonald Dettwiler & Associates, Ltd.	5,468	329,021
Magellan Aerospace Corp.	5,794	67,416
Mainstreet Equity Corp. (c)	2,561	55,655
Major Drilling Group International, Inc. (a)	36,670	116,076
Mandalay Resources Corp.	87,627	40,530
Manitoba Telecom Services, Inc. (a)	9,487	204,111
Maple Leaf Foods, Inc. (a)	48,931	840,211
Martinrea International, Inc.	32,289	245,254
Maxim Power Corp. (c)	2,800	5,990
McCoy Global, Inc.	4,388	6,723
Mediagrif Interactive Technologies, Inc. (a)	4,176	49,646
Medical Facilities Corp. (a)	12,861	133,750
Melcor Developments, Ltd.	3,120	32,830
Mitel Networks Corp. (c)	23,670	182,524
Mood Media Corp. (c)	3,707	348
Morneau Shepell, Inc.	19,585	204,951
MTY Food Group, Inc. (a)	6,004	140,717
Mullen Group, Ltd. (a)	37,792	382,645
Nautilus Minerals, Inc. (c)	52,914	10,707
Nevada Copper Corp. (a) (c)	10,550	5,032
Nevsun Resources, Ltd.	81,011	219,550
New Flyer Industries, Inc.	17,136	350,720
New Gold, Inc. (c)	48,813	113,592
Newalta Corp.	23,919	60,329
Norbord, Inc. (a)	7,018	136,688
North American Energy Partners, Inc.	14,743	26,317
North West Co., Inc. (The)	17,071	353,708
Northern Dynasty Minerals, Ltd. (a) (c)	27,464	8,336
Northland Power, Inc. (a)	33,879	456,878
NuVista Energy, Ltd. (a) (c)	59,117	173,886
OceanaGold Corp.	150,911	287,927
Osisko Gold Royalties, Ltd.	14,806	146,273
Ovivo, Inc. - Class A (c)	12,735	19,328
Pacific Exploration and Production Corp. (a) (c)	69,663	86,091
Painted Pony Petroleum, Ltd. (c)	38,738	97,426
Pan American Silver Corp.	55,071	358,596
Parex Resources, Inc. (c)	55,359	406,481
Parkland Fuel Corp. (a)	28,463	479,080
Pason Systems, Inc.	29,316	410,810
Pengrowth Energy Corp.	110,395	81,378
Phoscan Chemical Corp. (c)	28,500	5,767
PHX Energy Services Corp.	12,350	21,064
Pizza Pizza Royalty Corp. (a)	6,998	69,034
Platinum Group Metals, Ltd. (c)	32,084	4,521
Points International, Ltd. (a) (c)	5,320	51,904
Polymet Mining Corp. (a) (c)	38,355	30,214
Precision Drilling Corp. (a)	73,198	289,364

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Premium Brands Holdings Corp.	7,879	$217,460
Primero Mining Corp. (c)	70,253	158,408
Pulse Seismic, Inc. (a)	22,620	36,291
QLT, Inc. (c)	25,500	67,265
Questerre Energy Corp. - Class A (a) (c)	83,569	10,871
RB Energy, Inc. (c) (d)	76,741	49
Reitmans Canada, Ltd. - Class A	20,566	60,493
Richelieu Hardware, Ltd.	6,130	300,630
Richmont Mines, Inc. (c)	20,415	65,507
RMP Energy, Inc. (c)	72,808	80,506
Rock Energy, Inc. (c)	14,187	14,969
Rocky Mountain Dealerships, Inc. (a)	3,738	16,857
Rogers Sugar, Inc. (a)	35,106	107,573
RONA, Inc.	58,689	523,820
Rubicon Minerals Corp. (c)	49,480	4,291
Russel Metals, Inc. (a)	25,722	298,730
Sabina Gold & Silver Corp. (a) (c)	45,006	23,744
Sandstorm Gold, Ltd. (c)	48,383	125,879
Sandvine Corp. (a) (c)	90,000	230,252
Savanna Energy Services Corp.	34,913	31,035
Sears Canada, Inc. (a) (c)	5,768	29,430
Secure Energy Services, Inc. (a)	55,376	334,569
SEMAFO, Inc. (a) (c)	123,983	314,505
ShawCor, Ltd.	22,391	454,228
Sherritt International Corp. (a) (c)	132,332	69,815
Sienna Senior Living, Inc. (a)	13,276	154,856
Sierra Wireless, Inc. (a) (c)	18,510	291,221
Sierra Wireless, Inc. (U.S. Listed Shares) (a) (c)	1,403	22,083
Silver Standard Resources, Inc. (a) (c)	37,551	194,309
Solium Capital, Inc. (a) (c)	11,317	57,252
Sprott Resource Corp. (c)	40,405	13,724
Sprott, Inc. (a)	56,027	96,368
St. Andrew Goldfields, Ltd. (c)	87,850	27,300
Stantec, Inc. (a)	23,681	587,361
Stella-Jones, Inc.	13,690	519,522
Stornoway Diamond Corp. (c)	33,687	17,529
Strad Energy Services, Ltd.	10,641	12,535
Street Capital Group, Inc. (a) (c)	5,900	5,714
Stuart Olson, Inc.	11,157	45,879
Student Transportation, Inc. (a)	27,425	101,479
SunOpta, Inc. (a) (c)	26,392	180,435
Superior Plus Corp. (a)	48,949	380,640
Surge Energy, Inc. (a)	64,375	98,165
TAG Oil, Ltd. (a) (c)	22,471	8,607
Tahoe Resources, Inc. (a)	53,862	465,945
Taseko Mines, Ltd. (c)	108,786	38,131
Tembec, Inc. (c)	32,111	20,190
Teranga Gold Corp. (c)	108,211	38,320
Teranga Gold Corp. (c)	26,882	9,238
Thompson Creek Metals Co., Inc. (a) (c)	107,292	22,099
Timminco, Ltd. (c)	16,700	13
Timmins Gold Corp. (c)	59,665	8,193
TMX Group, Ltd.	2,627	67,948
TORC Oil & Gas, Ltd. (a)	40,624	151,199
Torex Gold Resources, Inc. (c)	29,900	27,227
Toromont Industries, Ltd. (a)	29,983	683,648

Canada—(Continued)
Torstar Corp. - Class B (a)	21,453	43,101
Total Energy Services, Inc.	13,248	129,828
TransAlta Corp.	39,239	139,238
TransAlta Renewables, Inc. (a)	10,414	78,047
Transcontinental, Inc. - Class A (a)	26,130	325,940
TransForce, Inc.	25,364	432,785
TransGlobe Energy Corp. (a)	36,372	65,978
Trican Well Service, Ltd. (a) (c)	55,663	25,746
Trinidad Drilling, Ltd. (a)	68,873	105,522
Uni-Select, Inc.	8,978	444,520
Valener, Inc. (a)	16,303	212,197
Vecima Networks, Inc.	2,500	20,091
Wajax Corp. (a)	7,885	95,678
Wesdome Gold Mines, Ltd. (c)	38,107	34,976
Western Energy Services Corp.	17,973	50,398
Western Forest Products, Inc. (a)	145,247	237,232
WestJet Airlines, Ltd.	861	12,607
Westshore Terminals Investment Corp. (a)	23,388	196,914
Whistler Blackcomb Holdings, Inc.	12,342	222,543
Wi-Lan, Inc.	58,061	77,627
Winpak, Ltd.	9,102	299,694
Xtreme Drilling & Coil Services Corp. (c)	11,600	14,335
Yangarra Resources, Ltd. (a) (c)	5,900	2,345
Yellow Pages, Ltd. (a) (c)	6,975	76,974
Zargon Oil & Gas, Ltd. (a)	11,121	6,992
ZCL Composites, Inc.	9,681	50,584
Zenith Epigenetics Corp. (b) (c) (d)	12,830	751

		45,292,387

China—0.0%
China Chuanglian Education Group, Ltd. (c)	336,000	8,763
Li Heng Chemical Fibre Technologies, Ltd. (c) (d)	61,800	43,150

		51,913

Denmark—2.0%
ALK-Abello A/S (a)	1,476	187,939
Alm Brand A/S	41,706	292,782
Ambu A/S - Class B (a)	10,644	324,327
Bakkafrost P/F	8,908	262,446
Bang & Olufsen A/S (c)	9,221	110,056
Bavarian Nordic A/S (c)	14,671	758,343
Brodrene Hartmann A/S	363	14,253
D/S Norden A/S (c)	5,328	94,298
DFDS A/S	11,185	432,967
FLSmidth & Co. A/S (a)	19,649	680,618
Genmab A/S (c)	10,677	1,400,035
GN Store Nord A/S	70,478	1,278,337
Gronlandsbanken A/S	17	1,546
Harboes Bryggeri A/S - Class B	1,454	23,819
IC Group A/S	3,209	117,382
Jeudan A/S (c)	201	22,730
Jyske Bank A/S (c)	14,672	663,263
NKT Holding A/S	6,820	351,081
Nordjyske Bank A/S	185	3,082
Parken Sport & Entertainment A/S (c)	2,351	18,870

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Denmark—(Continued)
PER Aarsleff A/S - Class B	962	$294,232
Ringkjoebing Landbobank A/S	2,258	492,139
Rockwool International A/S - B Shares	3,675	517,231
Royal Unibrew A/S	22,465	911,082
RTX A/S	1,288	14,842
Santa Fe Group A/S (a) (c)	7,121	67,309
Schouw & Co.	7,785	435,350
SimCorp A/S	17,307	976,056
Solar A/S - B Shares	3,176	200,441
Spar Nord Bank A/S (a)	32,428	285,876
Sydbank A/S	26,018	833,688
TK Development A/S (a) (c)	55,316	64,003
Topdanmark A/S (c)	36,923	1,050,432
United International Enterprises	1,090	167,504
Vestjysk Bank A/S (c)	3,300	3,704
William Demant Holding A/S (c)	184	17,474
Zealand Pharma A/S (a) (c)	2,949	64,629

		13,434,166

Finland—2.7%
Ahlstrom Oyj (a)	11,406	89,470
Aktia Bank Oyj	3,139	35,092
Alma Media Oyj (c)	31,691	103,073
Amer Sports Oyj	47,651	1,383,462
Apetit Oyj	1,205	16,551
Aspo Oyj	8,414	68,458
Atria Oyj	2,604	25,508
BasWare Oyj (a)	3,525	142,597
Biotie Therapies Oyj (c)	118,993	20,526
Cargotec Oyj - B Shares (a)	12,591	466,569
Caverion Corp. (a)	58,474	571,485
Citycon Oyj (c)	146,997	380,928
Comptel Oyj	30,187	59,510
Cramo Oyj	9,503	195,638
Elisa Oyj	45,604	1,715,085
F-Secure Oyj (a)	54,590	152,689
Finnair Oyj (c)	35,859	210,942
Fiskars Oyj Abp	17,515	356,319
HKScan Oyj - A Shares	6,704	27,560
Huhtamaki Oyj	39,536	1,427,760
Ilkka-Yhtyma Oyj	2,976	6,568
Kemira Oyj (a)	41,153	484,760
Kesko Oyj - A Shares	494	16,694
Kesko Oyj - B Shares	24,862	867,986
Konecranes Oyj (a)	16,662	410,484
Lassila & Tikanoja Oyj	14,630	287,787
Lemminkainen Oyj (c)	5,098	76,113
Metsa Board Oyj	135,387	999,363
Metso Oyj (a)	23,954	533,374
Munksjo Oyj (a) (c)	6,311	59,207
Neste Oyj	10,999	327,960
Nokian Renkaat Oyj	40,917	1,453,380
Okmetic Oyj	6,360	49,809
Olvi Oyj - A Shares	6,303	152,326
Oriola-KD Oyj - B Shares (a) (c)	76,371	357,632
Orion Oyj - Class A	15,714	541,820

Finland—(Continued)
Orion Oyj - Class B	36,394	1,254,584
Outokumpu Oyj (a) (c)	102,277	298,886
Outotec Oyj (a)	52,402	190,947
PKC Group Oyj (a)	7,624	134,019
Ponsse Oy	3,208	63,963
Poyry Oyj (c)	14,295	58,876
Raisio plc - V Shares (a)	58,833	270,765
Ramirent Oyj	41,687	291,210
Rapala VMC Oyj	8,902	45,831
Saga Furs Oyj	836	15,437
Sanoma Oyj (a)	31,912	134,907
Stockmann Oyj Abp - B Shares (a) (c)	11,956	80,758
Talvivaara Mining Co. plc (a) (b) (c) (d)	286,881	1,777
Technopolis Oyj	44,123	178,569
Teleste Oyj	772	8,218
Tieto Oyj	27,532	736,635
Tikkurila Oyj	18,446	321,117
Uponor Oyj	23,381	343,874
Vaisala Oyj - A Shares	4,116	106,980
Valmet Oyj	5,431	52,303
YIT Oyj (a)	33,084	186,292

		18,850,433

France—4.8%
ABC Arbitrage	4,710	26,250
Actia Group	5,737	32,526
Air France-KLM (a) (c)	74,648	568,164
Akka Technologies S.A.	3,513	113,511
Albioma S.A.	12,855	208,462
Altamir Amboise	9,152	111,138
Alten S.A.	9,511	551,467
Altran Technologies S.A.	70,704	946,955
APRIL S.A.	9,077	117,420
Arkema S.A.	10,955	766,210
Assystem	5,996	156,534
Aubay	1,785	35,629
Axway Software S.A.	2,132	56,590
Bastide le Confort Medical	590	11,944
Beneteau S.A. (a)	17,061	238,920
BioMerieux	4,066	484,871
Boiron S.A.	2,738	221,601
Bonduelle SCA	7,722	193,212
Burelle S.A.	184	152,178
Catering International Services (a)	541	9,406
Cegedim S.A. (c)	2,929	101,867
Cegid Group S.A.	3,132	177,247
Chargeurs S.A.	7,816	76,365
Cie des Alpes	3,241	54,513
Derichebourg S.A. (c)	31,305	112,276
Devoteam S.A.	4,902	177,953
Eiffage S.A.	15,551	1,002,882
Electricite de Strasbourg S.A.	88	9,657
Elior	561	11,749
Eramet (a) (c)	1,499	47,949
Esso S.A. Francaise (c)	1,341	71,741
Etablissements Maurel et Prom (a) (c)	26,859	86,441

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

France—(Continued)
Euler Hermes Group	2,457	$236,317
Eurofins Scientific SE (a)	3,562	1,242,719
Exel Industries - A Shares	618	41,832
Faiveley Transport S.A.	3,418	354,807
Faurecia	31,687	1,269,489
Fimalac	3,713	314,660
Fleury Michon S.A.	461	32,005
Futuren S.A. (c)	38,489	24,612
GameLoft SE (a) (c)	18,424	120,472
Gaztransport Et Technigaz S.A.	3,026	127,974
GEA	165	13,328
GECI International (b) (c) (d)	9,793	0
GL Events	3,648	65,983
Groupe Crit	1,538	95,142
Groupe Flo (c)	5,857	14,414
Groupe Fnac S.A. (c)	2,761	162,811
Groupe Gorge (a)	1,266	33,948
Groupe Open	22	377
Guerbet	2,652	186,695
Haulotte Group S.A. (a)	10,056	151,224
Havas S.A.	6,307	53,000
HERIGE SADCS	235	6,210
HiPay Group S.A. (c)	1,527	14,631
Imerys S.A.	2,714	189,324
Interparfums S.A.	4,366	107,672
Ipsen S.A.	13,044	863,921
IPSOS	12,134	279,433
Jacquet Metal Service	7,386	114,767
Korian S.A.	23,784	870,364
Lagardere SCA	51,526	1,533,058
Lanson-BCC	15	503
Laurent-Perrier	1,367	123,319
Le Noble Age (c)	1,488	42,377
Lectra	10,108	132,884
LISI	11,625	315,171
Maisons France Confort S.A.	1,754	76,252
Manitou BF S.A.	4,534	69,397
Manutan International	589	31,367
Mersen	8,985	166,006
METabolic EXplorer S.A. (c)	6,035	17,245
Metropole Television S.A.	21,233	365,054
MGI Coutier	4,744	97,338
Montupet	4,202	325,546
Mr. Bricolage	601	8,200
Naturex (a) (c)	2,358	182,850
Neopost S.A.	12,528	305,743
Nexans S.A. (c)	10,974	400,713
Nexity S.A.	12,502	553,957
NextRadioTV	3,349	134,375
NRJ Group (c)	12,040	129,075
Onxeo S.A. (c)	4,566	18,098
Orpea	15,896	1,270,269
Parrot S.A. (a) (c)	3,230	94,721
Pierre & Vacances S.A. (c)	3,103	99,186
Plastic Omnium S.A.	34,713	1,099,727
Rallye S.A. (a)	8,372	130,088
Recylex S.A. (c)	8,543	30,978

France—(Continued)
Rexel S.A.	16,879	224,082
Robertet S.A.	14	3,392
Rubis SCA (a)	16,453	1,245,680
Saft Groupe S.A.	16,151	492,164
Samse S.A.	107	13,024
Sartorius Stedim Biotech	1,438	551,869
Savencia S.A.	3,042	197,471
SEB S.A.	6,523	669,375
Seche Environnement S.A.	1,555	49,012
Sequana S.A. (c)	10,224	45,024
Soc Mar Tunnel Prado Car	293	10,959
Societe des Bains de Mer et du Cercle des Etrangers a Monaco (c)	16	590
Societe Television Francaise 1	52,277	581,362
Soitec (a) (c)	84,062	58,407
Solocal Group (a) (c)	16,327	122,124
Somfy S.A.	202	76,644
Sopra Steria Group	6,938	814,887
Spir Communication S.A. (c)	848	9,019
Ste Industrielle d’Aviation Latecoere S.A. (c)	26,469	118,348
STEF S.A.	1,145	79,079
Store Electronic (c)	715	11,345
Sword Group	3,419	90,261
Synergie S.A.	4,419	127,654
Technicolor S.A.	88,305	714,562
Teleperformance	23,996	2,019,949
Tessi S.A.	895	123,860
TFF Group	308	31,892
Thermador Groupe	1,002	94,615
Total Gabon	324	45,345
Touax S.A.	1,463	15,899
Trigano S.A.	5,078	310,169
UBISOFT Entertainment (c)	41,482	1,200,128
Union Financiere de France BQE S.A.	1,856	49,100
Valneva SE (a) (c)	15,386	63,380
Vetoquinol S.A.	1,341	57,422
Vicat S.A. (a)	5,373	323,132
VIEL & Cie S.A.	4,205	15,910
Vilmorin & Cie S.A.	2,684	192,969
Virbac S.A. (a)	1,586	377,960
Vranken-Pommery Monopole S.A. (a)	958	29,136

		32,932,456

Germany—5.9%
Aareal Bank AG	32,420	1,023,971
Adler Modemaerkte AG	2,828	31,111
ADVA Optical Networking SE (a) (c)	13,833	166,373
Air Berlin plc (a) (c)	15,003	14,885
AIXTRON SE (a) (c)	30,799	137,548
Allgeier SE	2,942	54,150
Amadeus Fire AG	2,610	212,327
Aurubis AG	14,317	730,104
Axel Springer SE	9,537	530,360
Balda AG (a)	14,264	35,546
Basler AG	236	11,162
Bauer AG	4,696	88,808

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
BayWa AG (a)	5,731	$176,655
BayWa AG	305	10,207
Bechtle AG	9,570	915,436
Bertrandt AG	1,677	201,272
Bijou Brigitte AG	1,603	99,112
Bilfinger SE (a)	2,214	104,383
Biotest AG	4,221	85,890
Borussia Dortmund GmbH & Co. KGaA (Xetra Exchange)	30,779	134,770
CANCOM SE	7,824	370,813
Carl Zeiss Meditec AG (a)	10,600	328,361
CENIT AG	5,981	133,424
CENTROTEC Sustainable AG	3,158	45,327
Cewe Stiftung & Co. KGaA	3,145	187,473
Comdirect Bank AG	13,399	158,756
CompuGroup Medical AG	8,932	327,611
Constantin Medien AG (c)	15,941	30,826
CropEnergies AG (c)	9,235	53,647
CTS Eventim AG & Co. KGaA	19,994	797,630
Data Modul AG	138	5,532
DEAG Deutsche Entertainment AG (c)	2,049	8,894
Delticom AG (a)	1,562	35,423
Deutsche Beteiligungs AG	2,815	90,860
Deutz AG	35,346	141,472
Dialog Semiconductor plc (c)	22,851	769,542
DIC Asset AG	6,041	61,292
DMG Mori AG	20,797	857,304
Dr. Hoenle AG	2,084	57,700
Draegerwerk AG & Co. KGaA	1,062	69,275
Drillisch AG (a)	20,903	885,990
Duerr AG	8,529	680,505
Eckert & Ziegler AG	1,629	34,082
Elmos Semiconductor AG	7,336	127,134
ElringKlinger AG	11,206	285,562
Euromicron AG (c)	2,048	16,924
Evotec AG (c)	24,706	110,802
Fielmann AG	4,101	301,568
Francotyp-Postalia Holding AG	3,300	15,584
Fraport AG Frankfurt Airport Services Worldwide	3,036	193,715
Freenet AG	53,475	1,813,130
FUCHS Petrolub SE	5,026	204,312
Gerresheimer AG	9,821	768,139
Gerry Weber International AG (a)	9,842	136,315
Gesco AG (a)	1,521	116,997
GFK SE	7,937	266,149
GFT Technologies SE	9,142	311,551
Grammer AG	7,596	222,771
GRENKELEASING AG	2,621	522,088
H&R AG (c)	4,113	41,375
Hamburger Hafen und Logistik AG	8,624	131,241
Heidelberger Druckmaschinen AG (a) (c)	153,682	378,435
HOCHTIEF AG	1,291	119,726
Homag Group AG	691	26,941
Hornbach Baumarkt AG	1,173	36,080
Indus Holding AG	13,812	666,854
Init Innovation In Traffic Systems AG (a)	1,794	32,079

Germany—(Continued)
Isra Vision AG	2,083	144,848
Jenoptik AG	19,047	296,149
KION Group AG (c)	16,541	822,373
Kloeckner & Co. SE (a)	38,909	338,094
Koenig & Bauer AG (c)	4,373	156,105
Kontron AG (a) (c)	21,842	71,361
Krones AG	5,091	606,994
KSB AG	103	42,354
KUKA AG (a)	8,843	795,530
KWS Saat SE	949	284,675
LANXESS AG	31,725	1,460,663
LEG Immobilien AG (c)	15,758	1,293,364
Leifheit AG	945	50,815
Leoni AG (a)	12,471	489,998
LPKF Laser & Electronics AG (a)	5,852	45,504
Manz AG (c)	1,272	47,229
Medigene AG (c)	3,423	32,353
MLP AG	20,985	83,677
MTU Aero Engines AG	14,899	1,452,358
MVV Energie AG	3,445	80,672
Nemetschek AG	12,828	639,389
Nexus AG	2,764	57,429
Nordex SE (c)	23,261	826,855
Norma Group SE	10,781	595,870
OHB SE (a)	2,315	52,696
OSRAM Licht AG	21,899	921,459
Paion AG (c)	12,581	30,688
Patrizia Immobilien AG (c)	15,957	467,697
Pfeiffer Vacuum Technology AG	4,085	416,222
PNE Wind AG (a)	24,548	55,412
Progress-Werk Oberkirch AG	822	32,538
PSI AG Gesellschaft Fuer Produkte und Systeme der Informationstechnologie (c)	2,118	29,795
Puma SE (a)	549	118,252
PVA TePla AG (c)	3,358	9,064
QSC AG (a)	26,632	43,652
R Stahl AG	1,594	57,626
Rational AG (a)	1,017	462,232
Rheinmetall AG	12,940	861,753
Rhoen Klinikum AG	32,246	966,480
RIB Software AG (a)	1,026	12,548
SAF-Holland S.A. (a)	31,896	432,130
Salzgitter AG (a)	12,083	298,338
Schaltbau Holding AG	2,118	116,994
SGL Carbon SE (a) (c)	18,022	252,941
SHW AG (a)	2,013	58,550
Singulus Technologies AG (c)	35,179	10,937
Sixt SE (a)	9,652	494,040
SMA Solar Technology AG (c)	3,992	224,387
SMT Scharf AG (c)	831	8,958
Softing AG	1,971	25,052
Software AG (a)	20,357	582,986
Solarworld AG (c)	348	3,453
Stada Arzneimittel AG	19,797	797,602
STRATEC Biomedical AG	1,697	112,090
Stroeer SE	8,451	529,737
Suedzucker AG	26,310	520,670

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Surteco SE	970	$22,826
Suss Microtec AG (c)	6,216	56,122
TAG Immobilien AG (a)	39,448	492,437
Takkt AG	11,656	234,103
Technotrans AG	3,008	63,156
Tom Tailor Holding AG (a) (c)	6,389	36,078
Tomorrow Focus AG (c)	1,815	6,996
VERBIO Vereinigte BioEnergie AG (c)	780	5,080
Vossloh AG (a) (c)	4,089	263,131
VTG AG (a)	5,545	170,833
Wacker Chemie AG (a)	2,424	202,776
Wacker Neuson SE	10,071	154,805
Washtec AG	3,397	112,445
Wincor Nixdorf AG	10,359	519,078
XING AG	1,747	322,017

		40,124,802

Hong Kong—3.0%
Alco Holdings, Ltd.	136,000	44,611
Allan International Holdings	70,000	17,252
Allied Group, Ltd. (a)	22,000	108,296
Allied Properties HK, Ltd.	1,466,024	286,572
Anxian Yuan China Holdings, Ltd. (a) (c)	420,000	8,374
Apac Resources, Ltd. (c)	472,173	5,259
APT Satellite Holdings, Ltd.	164,250	132,985
Arts Optical International Holdings, Ltd.	16,000	6,090
Asia Financial Holdings, Ltd. (a)	300,000	115,862
Asia Satellite Telecommunications Holdings, Ltd.	58,500	73,353
Asia Standard International Group, Ltd. (a)	370,000	66,475
ASM Pacific Technology, Ltd. (a)	26,600	208,273
Associated International Hotels, Ltd. (d)	14,000	38,838
Aupu Group Holding Co., Ltd.	246,000	71,424
Auto Italia Holdings (a) (c)	175,000	7,096
Bel Global Resources Holdings, Ltd. (b) (c) (d)	520,000	0
Bonjour Holdings, Ltd.	615,000	37,947
Bossini International Holdings, Ltd.	302,000	22,929
Bright Smart Securities & Commodities Group, Ltd.	40,000	12,277
Brockman Mining, Ltd. (a) (c)	2,516,770	46,054
Burwill Holdings, Ltd. (c)	1,566,000	55,379
Cafe de Coral Holdings, Ltd.	134,000	393,389
CEC International Holdings, Ltd.	80,000	15,247
Century City International Holdings, Ltd.	616,000	42,874
Champion Technology Holdings, Ltd. (c)	1,233,093	20,376
Chen Hsong Holdings	150,000	34,645
Cheuk Nang Holdings, Ltd.	90,473	66,780
Chevalier International Holdings, Ltd.	75,139	128,891
China Billion Resources, Ltd. (b) (c) (d)	476,000	0
China Daye Non-Ferrous Metals Mining, Ltd. (c)	2,366,000	43,103
China Energy Development Holdings, Ltd. (a) (c)	3,670,000	72,716
China Flavors & Fragrances Co., Ltd.	71,446	23,584
China Infrastructure Investment, Ltd. (c)	626,000	7,556
China Metal International Holdings, Inc.	198,000	60,676
China Public Procurement, Ltd. (a) (c)	1,260,000	35,522
China Smarter Energy Group Holdings, Ltd. (a) (c)	1,018,000	125,703

Hong Kong—(Continued)
China Solar Energy Holdings, Ltd. (b) (c) (d)	162,000	706
China Star Entertainment, Ltd. (a) (c)	126,000	12,571
China Strategic Holdings, Ltd. (c)	1,732,500	48,449
China Ting Group Holdings, Ltd. (c)	318,550	16,018
Chinney Investment, Ltd.	8,000	1,657
Chow Sang Sang Holdings International, Ltd.	119,000	195,202
Chu Kong Shipping Enterprises Group Co., Ltd.	154,000	46,664
Chuang’s China Investments, Ltd.	341,000	20,407
Chuang’s Consortium International, Ltd.	446,357	48,814
CITIC Telecom International Holdings, Ltd. (a)	467,000	176,615
CK Life Sciences International Holdings, Inc.	1,594,000	143,011
CNT Group, Ltd.	246,000	8,846
Continental Holdings, Ltd. (c)	220,000	3,325
CP Lotus Corp. (c)	1,750,000	42,832
Crocodile Garments (c)	216,000	26,139
Cross-Harbour Holdings, Ltd. (The) (a)	119,000	159,050
CSI Properties, Ltd.	3,194,023	109,073
CST Mining Group, Ltd. (c)	8,984,000	106,255
Dah Sing Banking Group, Ltd.	172,671	303,445
Dah Sing Financial Holdings, Ltd.	66,260	328,924
Dan Form Holdings Co., Ltd.	287,000	50,510
Dickson Concepts International, Ltd.	131,000	48,531
Eagle Nice International Holdings, Ltd.	120,000	42,322
EcoGreen International Group, Ltd.	99,000	23,389
Emperor Capital Group, Ltd.	540,000	44,205
Emperor Entertainment Hotel, Ltd.	235,000	42,866
Emperor International Holdings, Ltd.	565,250	103,880
Emperor Watch & Jewellery, Ltd.	1,520,000	37,819
ENM Holdings, Ltd. (c)	556,000	28,877
EPI Holdings, Ltd. (c)	97,800	2,421
Esprit Holdings, Ltd. (a)	833,950	915,083
eSun Holdings, Ltd. (c)	400,000	33,434
Fairwood Holdings, Ltd.	34,500	108,437
Far East Consortium International, Ltd.	654,356	247,825
Fountain SET Holdings, Ltd.	422,000	48,028
Fujikon Industrial Holdings, Ltd.	100,000	12,902
Future Bright Holdings, Ltd.	156,000	15,655
G-Resources Group, Ltd.	11,842,800	279,938
GCL New Energy Holdings, Ltd. (a) (c)	872,000	50,734
Get Nice Holdings, Ltd.	2,574,000	117,443
Giordano International, Ltd.	536,000	250,046
Global Brands Group Holding, Ltd. (c)	378,000	71,401
Glorious Sun Enterprises, Ltd.	262,000	36,360
Gold Peak Industries Holdings, Ltd.	277,714	30,319
Golden Resources Development International, Ltd.	370,000	21,424
Guangnan Holdings, Ltd.	264,000	34,974
Guotai Junan International Holdings, Ltd. (a)	378,600	131,013
Haitong International Securities Group, Ltd. (a)	421,969	257,044
Hanison Construction Holdings, Ltd. (a)	98,673	19,576
Hao Tian Development Group, Ltd. (c)	780,000	46,811
Harbour Centre Development, Ltd.	88,000	148,520
Hi-Level Technology Holdings, Ltd. (c)	10,080	903
HKR International, Ltd.	405,600	186,208
HNA International Investment Holdings, Ltd. (c)	1,775,200	100,519
Hon Kwok Land Investment Co., Ltd.	140,000	48,362
Hong Kong Aircraft Engineering Co., Ltd. (a)	8,800	61,411

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Hong Kong Ferry Holdings Co., Ltd.	22,000	$26,034
Hong Kong Television Network, Ltd. (c)	165,000	30,540
Hongkong & Shanghai Hotels (The)	21,000	23,387
Hongkong Chinese, Ltd.	866,000	146,753
Hopewell Holdings, Ltd.	47,500	170,289
Hsin Chong Construction Group, Ltd. (a)	918,000	90,713
Hung Hing Printing Group, Ltd.	252,000	34,344
Hutchison Telecommunications Hong Kong Holdings, Ltd. (a)	526,000	182,619
I-CABLE Communications, Ltd. (c)	177,000	11,400
Imagi International Holdings, Ltd. (c)	2,403,000	33,226
Integrated Waste Solutions Group Holdings, Ltd. (b) (c)	504,000	10,275
International Standard Resources Holdings, Ltd. (c)	1,485,000	25,977
iOne Holdings, Ltd. (c)	960,000	30,508
IPE Group, Ltd.	285,000	52,115
IRC, Ltd. (c)	760,000	18,602
IT, Ltd.	278,000	73,588
ITC Properties Group, Ltd.	96,467	40,944
Jinhui Holdings Co., Ltd. (c)	70,000	9,303
Johnson Electric Holdings, Ltd.	106,875	365,910
K Wah International Holdings, Ltd. (a)	617,788	264,431
Kader Holdings Co., Ltd. (c)	264,000	28,168
Kam Hing International Holdings, Ltd.	196,000	13,147
Kantone Holdings, Ltd. (c)	93,000	9,427
Keck Seng Investments	72,000	59,451
Kerry Logistics Network, Ltd.	27,500	40,067
Kingmaker Footwear Holdings, Ltd.	102,000	24,947
Kowloon Development Co., Ltd.	159,000	156,850
L’sea Resources International Holdings, Ltd. (c)	360,000	14,937
Lai Sun Development Co., Ltd.	6,835,666	105,598
Lai Sun Garment International, Ltd.	498,800	55,102
Lam Soon Hong Kong, Ltd.	15,000	11,071
Landsea Green Properties Co., Ltd.	120,000	11,289
Lifestyle International Holdings, Ltd.	161,500	215,605
Lippo China Resources, Ltd.	2,106,000	73,147
Lippo, Ltd.	122,000	63,351
Lisi Group Holdings, Ltd.	562,000	28,571
Liu Chong Hing Investment, Ltd.	86,000	102,861
Luen Thai Holdings, Ltd.	116,000	15,975
Luk Fook Holdings International, Ltd. (a)	135,000	285,453
Luks Group Vietnam Holdings Co., Ltd.	68,000	22,900
Lung Kee Bermuda Holdings	116,000	31,484
Magnificent Hotel Investment, Ltd.	1,310,000	35,590
Man Wah Holdings, Ltd.	317,600	371,819
Man Yue Technology Holdings, Ltd.	88,000	8,489
Mason Financial Holdings, Ltd. (c)	2,250,000	110,845
Matrix Holdings, Ltd.	36,000	15,886
Melco International Development, Ltd. (a)	114,000	169,684
Midland Holdings, Ltd. (a) (c)	302,000	121,660
Ming Fai International Holdings, Ltd.	145,000	15,075
Miramar Hotel & Investment	12,000	21,217
Mongolian Mining Corp. (a) (c)	3,090,000	68,957
National Electronic Holdings, Ltd.	182,600	21,634
Neo-Neon Holdings, Ltd. (c)	322,500	43,843
Neptune Group, Ltd. (a) (c)	1,060,000	9,816

Hong Kong—(Continued)
New Century Group Hong Kong, Ltd.	912,000	14,732
New Times Energy Corp., Ltd. (c)	306,300	6,450
Newocean Energy Holdings, Ltd. (a)	488,000	190,050
Next Digital, Ltd.	414,000	26,677
Noble Group, Ltd. (a)	224,800	62,534
O Luxe Holdings, Ltd. (c)	648,000	18,332
Orange Sky Golden Harvest Entertainment Holdings, Ltd. (c)	375,882	30,356
Orient Overseas International, Ltd.	8,500	40,664
Oriental Watch Holdings (a)	271,600	39,885
Pacific Andes International Holdings, Ltd. (b) (c)	1,819,984	34,331
Pacific Basin Shipping, Ltd. (a)	656,000	142,912
Pacific Textile Holdings, Ltd.	187,000	288,600
Paliburg Holdings, Ltd.	328,000	106,809
Pan Asia Environmental Protection Group, Ltd.	38,000	4,093
Paradise Entertainment, Ltd. (a)	168,000	27,275
Pearl Oriental Oil, Ltd. (c)	404,000	21,447
Perfect Shape PRC Holdings, Ltd.	108,000	16,216
Pico Far East Holdings, Ltd.	468,000	126,817
Playmates Holdings, Ltd.	56,000	65,384
Playmates Toys, Ltd.	236,000	59,560
Polytec Asset Holdings, Ltd.	565,000	51,566
Public Financial Holdings, Ltd.	166,000	79,100
PYI Corp., Ltd. (a)	2,140,366	40,344
Regal Hotels International Holdings, Ltd.	424,000	254,214
Rivera Holdings, Ltd.	20,000	1,018
Sa Sa International Holdings, Ltd. (a)	396,000	134,269
SAS Dragon Holdings, Ltd.	140,000	25,566
SEA Holdings, Ltd.	94,000	144,692
Shangri-La Asia, Ltd.	42,000	41,164
Shenwan Hongyuan HK, Ltd. (a)	172,500	85,340
Shun Ho Technology Holdings, Ltd. (c)	21,615	7,518
Shun Tak Holdings, Ltd.	701,500	263,059
Silver Base Group Holdings, Ltd. (c)	422,000	62,921
Sing Tao News Corp., Ltd.	276,000	38,413
Singamas Container Holdings, Ltd.	786,000	79,957
SIS International Holdings	16,000	8,898
Sitoy Group Holdings, Ltd.	111,000	43,861
SmarTone Telecommunications Holdings, Ltd.	142,388	216,218
SOCAM Development, Ltd. (c)	179,876	105,313
Solomon Systech International, Ltd. (c)	920,000	44,887
Soundwill Holdings, Ltd.	50,000	69,789
South China Holdings Co., Ltd. (c)	992,000	73,257
Stella International Holdings, Ltd.	161,500	399,553
Stelux Holdings International, Ltd.	260,500	19,117
Success Universe Group, Ltd. (c)	240,000	5,599
Sun Hing Vision Group Holdings, Ltd.	42,000	14,686
Sun Hung Kai & Co., Ltd. (a)	322,440	210,831
Sunwah Kingsway Capital Holdings, Ltd.	310,000	5,954
Symphony Holdings, Ltd. (c)	390,000	37,138
TAI Cheung Holdings, Ltd.	232,000	185,686
Tan Chong International, Ltd.	63,000	21,379
Tao Heung Holdings, Ltd. (a)	204,000	56,287
Taung Gold International, Ltd. (c)	700,000	6,409
Television Broadcasts, Ltd.	123,500	507,530
Texwinca Holdings, Ltd.	300,000	312,830
Titan Petrochemicals Group, Ltd. (b) (c) (d)	1,000,000	65

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Tradelink Electronic Commerce, Ltd.	256,000	$58,896
Transport International Holdings, Ltd.	132,000	351,566
Trinity, Ltd. (a)	466,000	68,648
TSC Group Holdings, Ltd. (c)	216,000	40,790
Tsui Wah Holdings, Ltd.	40,000	9,307
United Laboratories International Holdings, Ltd. (The) (c)	241,000	132,200
Universal Technologies Holdings, Ltd. (c)	120,000	10,044
Up Energy Development Group, Ltd. (b) (c)	92,000	5,283
Upbest Group, Ltd.	8,000	2,354
Value Convergence Holdings, Ltd. (c)	104,000	21,803
Value Partners Group, Ltd.	189,000	218,346
Varitronix International, Ltd.	137,000	96,206
Vedan International Holdings, Ltd.	296,000	15,659
Victory City International Holdings, Ltd.	813,270	82,832
Vitasoy International Holdings, Ltd.	358,000	732,280
VS International Group, Ltd. (c)	160,000	8,437
VST Holdings, Ltd.	487,200	131,619
VTech Holdings, Ltd. (a)	35,300	363,991
Wai Kee Holdings, Ltd.	54,000	17,841
Win Hanverky Holdings, Ltd.	332,000	68,287
Winfull Group Holdings, Ltd. (c)	528,000	13,618
Wing On Co. International, Ltd.	46,000	151,218
Wing Tai Properties, Ltd.	280,000	157,160
Xinyi Glass Holdings, Ltd. (a)	826,000	483,185
Yeebo International Holdings, Ltd.	158,000	36,944
YGM Trading, Ltd.	46,000	28,970
Yuan Heng Gas Holdings, Ltd. (c)	140,000	10,629
Yugang International, Ltd.	1,466,000	24,158
Zhuhai Holdings Investment Group, Ltd.	72,000	11,127

		20,289,425

Ireland—1.4%
C&C Group plc	166,865	675,779
DCC plc	28,974	2,405,913
FBD Holdings plc	10,350	74,175
Glanbia plc	43,475	799,467
Grafton Group plc	88,160	959,413
Greencore Group plc	238,369	1,242,508
IFG Group plc	44,002	106,674
Independent News & Media plc (c)	35,056	6,423
Irish Continental Group plc	22,664	133,935
Kenmare Resources plc (c)	145,693	1,022
Kingspan Group plc	54,781	1,442,055
Paddy Power plc	5,894	787,150
Smurfit Kappa Group plc	11,491	293,264
UDG Healthcare plc	104,367	916,887

		9,844,665

Israel—0.9%
Africa Israel Investments, Ltd. (c)	64,935	30,396
Africa Israel Properties, Ltd.	4,653	49,238
Africa Israel Residences, Ltd.	880	15,572
Airport City, Ltd. (c)	22,234	199,856
Allot Communications, Ltd. (c)	10,216	59,095
Alrov Properties and Lodgings, Ltd.	5,057	101,271

Israel—(Continued)
Amot Investments, Ltd.	25,066	80,558
AudioCodes, Ltd. (c)	13,306	52,996
Azorim-Investment Development & Construction Co., Ltd. (c)	23,712	16,514
Bayside Land Corp.	205	61,838
Big Shopping Centers, Ltd.	1,031	52,576
BioLine RX, Ltd. (c)	2,565	3,368
Blue Square Real Estate, Ltd.	738	22,759
Brainsway, Ltd. (c)	2,674	16,029
Cellcom Israel, Ltd. (c)	13,058	81,173
Ceragon Networks, Ltd. (c)	14,799	18,075
Clal Biotechnology Industries, Ltd. (c)	17,579	14,675
Clal Insurance Enterprises Holdings, Ltd. (c)	7,114	86,823
Cohen Development & Industrial Buildings, Ltd.	305	6,533
Compugen, Ltd. (c)	18,562	116,214
Delek Automotive Systems, Ltd.	14,284	127,278
Delta-Galil Industries, Ltd.	4,030	111,267
Direct Insurance Financial Investments, Ltd.	5,783	37,096
Electra, Ltd.	652	80,410
Elron Electronic Industries, Ltd. (c)	7,585	38,598
Equital, Ltd. (c)	550	8,513
Evogene, Ltd. (c)	5,090	40,673
EZchip Semiconductor, Ltd. (c)	11,499	284,753
EZchip Semiconductor, Ltd. (U.S. Listed Shares) (c)	400	9,888
First International Bank of Israel, Ltd.	8,900	105,024
FMS Enterprises Migun, Ltd.	910	21,604
Formula Systems 1985, Ltd.	2,591	70,153
Fox Wizel, Ltd.	1,475	21,298
Frutarom Industries, Ltd.	18,629	999,274
Gilat Satellite Networks, Ltd. (c)	3,070	10,754
Golf & Co., Ltd.	6,101	8,878
Hadera Paper, Ltd. (c)	1,104	32,626
Harel Insurance Investments & Financial Services, Ltd.	43,597	167,273
Industrial Buildings Corp., Ltd.	29,599	22,037
Israel Discount Bank, Ltd. - Class A (c)	134,749	244,229
Israel Land Development Co., Ltd. (The)	3,950	16,002
Ituran Location and Control, Ltd.	7,721	144,528
Jerusalem Oil Exploration (c)	4,736	185,357
Kamada, Ltd. (c)	11,729	49,132
Kerur Holdings, Ltd.	931	15,116
Maabarot Products, Ltd.	3,435	47,316
Magic Software Enterprises, Ltd.	9,462	53,128
Matrix IT, Ltd.	14,215	82,711
Mazor Robotics, Ltd. (c)	14,129	71,407
Meitav DS Investments, Ltd.	5,193	13,214
Melisron, Ltd.	4,351	139,206
Menorah Mivtachim Holdings, Ltd.	11,310	97,085
Migdal Insurance & Financial Holding, Ltd.	55,471	40,352
Mivtach Shamir Holdings, Ltd.	1,401	25,472
Naphtha Israel Petroleum Corp., Ltd. (c)	14,775	72,628
Neto ME Holdings, Ltd.	963	59,642
Nova Measuring Instruments, Ltd. (c)	9,293	92,956
Oil Refineries, Ltd. (c)	418,554	165,511
Ormat Technologies, Inc.	1	20
Partner Communications Co., Ltd. (c)	21,648	95,581
Paz Oil Co., Ltd.	1,481	232,773
Perion Network, Ltd. (c)	3,246	12,075

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Israel—(Continued)
Phoenix Holdings, Ltd. (The) (c)	20,176	$44,991
Plasson Industries, Ltd.	1,729	43,778
Rami Levi Chain Stores Hashikma Marketing, Ltd.	1,803	82,904
Sapiens International Corp. NV	8,365	85,218
Shikun & Binui, Ltd.	73,332	115,583
Shufersal, Ltd. (c)	23,137	71,717
Space Communication, Ltd. (c)	2,951	22,032
Strauss Group, Ltd.	4,554	67,759
Summit Real Estate Holdings, Ltd. (c)	2,798	12,031
Tower Semiconductor, Ltd. (c)	12,319	175,564
Tower Semiconductor, Ltd. (U.S. Listed Shares) (a) (c)	1,303	18,320
Union Bank of Israel (c)	7,545	23,559

		6,001,853

Italy—4.0%
A2A S.p.A.	481,411	653,214
ACEA S.p.A.	23,394	360,833
Aeffe S.p.A. (a) (c)	11,359	18,229
Alerion Cleanpower S.p.A.	5,771	15,011
Amplifon S.p.A. (a)	36,377	315,027
Anima Holding S.p.A.	10,612	91,066
Ansaldo STS S.p.A.	39,015	418,291
Arnoldo Mondadori Editore S.p.A. (c)	63,913	72,003
Ascopiave S.p.A.	28,294	67,109
Astaldi S.p.A. (a)	20,559	124,304
Autogrill S.p.A. (c)	44,414	423,217
Azimut Holding S.p.A.	40,582	1,001,856
Banca Carige S.p.A. (a) (c)	156,432	213,345
Banca Finnat Euramerica S.p.A.	50,851	23,842
Banca Generali S.p.A.	19,591	617,920
Banca IFIS S.p.A.	7,714	240,149
Banca Popolare dell’Emilia Romagna S.c.r.l.	202,667	1,540,778
Banca Popolare dell’Etruria e del Lazio SC (a) (b) (c) (d)	91,952	10,922
Banca Popolare di Milano Scarl	1,819,630	1,792,370
Banca Popolare di Sondrio Scarl	173,614	777,508
Banca Profilo S.p.A. (a)	117,883	34,285
Banco di Desio e della Brianza S.p.A.	20,306	60,710
Banco Popolare SC (c)	46,132	632,585
BasicNet S.p.A.	13,493	70,686
Biesse S.p.A.	6,021	102,795
Brembo S.p.A.	9,033	436,082
Brioschi Sviluppo Immobiliare S.p.A. (c)	34,077	3,247
Brunello Cucinelli S.p.A. (a)	8,151	143,676
Buzzi Unicem S.p.A. (a)	30,820	548,402
Cairo Communication S.p.A.	10,087	50,134
Caltagirone Editore S.p.A. (c)	6,273	6,816
Carraro S.p.A. (c)	5,504	11,500
Cementir Holding S.p.A.	31,117	197,901
CIR-Compagnie Industriali Riunite S.p.A. (c)	201,871	211,523
Credito Emiliano S.p.A.	44,882	333,358
Credito Valtellinese SC (c)	463,264	547,319
Danieli & C Officine Meccaniche S.p.A.	4,846	92,393
Datalogic S.p.A.	9,916	176,394
Davide Campari-Milano S.p.A.	106,679	918,545
De’Longhi S.p.A.	16,896	505,763

Italy—(Continued)
DeA Capital S.p.A.	18,071	27,646
DiaSorin S.p.A.	6,863	358,886
Ei Towers S.p.A.	7,035	453,322
El.En. S.p.A.	1,257	54,830
Engineering S.p.A.	2,150	139,905
ERG S.p.A.	21,603	290,392
Esprinet S.p.A.	18,719	171,797
Eurotech S.p.A. (c)	13,076	22,766
Falck Renewables S.p.A.	34,815	41,553
FNM S.p.A.	55,327	28,786
Geox S.p.A. (a) (c)	42,620	188,613
Gruppo Editoriale L’Espresso S.p.A. (c)	75,580	82,610
Gruppo MutuiOnline S.p.A.	5,404	46,662
Hera S.p.A.	231,619	615,379
IMMSI S.p.A. (c)	100,436	50,609
Industria Macchine Automatiche S.p.A.	5,461	283,568
Intek Group S.p.A. (c)	80,757	27,604
Interpump Group S.p.A.	28,206	437,173
Iren S.p.A.	231,134	373,438
Italcementi S.p.A.	71,966	801,270
Italmobiliare S.p.A. (a)	4,262	194,373
Juventus Football Club S.p.A. (a) (c)	147,435	41,458
La Doria S.p.A.	3,877	54,613
Landi Renzo S.p.A. (c)	5,877	4,748
Maire Tecnimont S.p.A. (c)	35,567	96,890
MARR S.p.A.	13,428	277,192
Mediaset S.p.A.	192,042	795,345
Moncler S.p.A.	10,344	143,249
Nice S.p.A.	9,890	26,385
Piaggio & C S.p.A. (a)	71,430	179,621
Prelios S.p.A. (a) (c)	54,976	16,875
Prima Industrie S.p.A.	1,853	29,526
Prysmian S.p.A.	75,002	1,640,584
RCS MediaGroup S.p.A. (a) (c)	79,933	53,593
Recordati S.p.A.	33,633	877,929
Reno de Medici S.p.A. (a) (c)	29,538	11,808
Reply S.p.A.	1,999	273,014
Retelit S.p.A. (c)	36,769	24,014
Sabaf S.p.A.	3,059	37,640
SAES Getters S.p.A.	1,416	19,683
Safilo Group S.p.A. (a) (c)	10,142	116,427
Saipem S.p.A. (a) (c)	26,310	211,494
Salini Impregilo S.p.A.	70,140	302,119
Salvatore Ferragamo S.p.A. (a)	16,352	380,982
Saras S.p.A. (c)	134,526	257,709
SAVE S.p.A.	5,376	75,943
Snai S.p.A. (c)	21,135	20,435
Societa Cattolica di Assicurazioni S.c.r.l.	63,558	504,912
Societa Iniziative Autostradali e Servizi S.p.A.	25,981	274,753
Sogefi S.p.A. (c)	24,822	57,947
SOL S.p.A.	11,001	98,334
Tiscali S.p.A. (c)	802,477	49,932
Tod’s S.p.A. (a)	3,954	312,271
Trevi Finanziaria Industriale S.p.A. (a)	31,414	61,770
TXT e-solutions S.p.A. (a)	1,815	15,966
Uni Land S.p.A. (b) (c) (d)	4,937	0
Unipol Gruppo Finanziario S.p.A.	126,457	647,074

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Italy—(Continued)
Vittoria Assicurazioni S.p.A.	12,164	$132,709
Yoox Net-A-Porter Group S.p.A. (c)	21,692	809,198
Zignago Vetro S.p.A.	11,476	75,572

		27,562,004

Japan—23.9%
A&A Material Corp. (c)	12,000	8,666
A&D Co., Ltd.	3,000	10,712
A/S One Corp.	5,000	190,927
Accordia Golf Co., Ltd.	20,600	197,401
Achilles Corp.	65,000	83,685
Adastria Co., Ltd.	5,120	286,691
ADEKA Corp.	34,600	493,113
Aderans Co., Ltd. (a)	8,700	59,838
Advan Co., Ltd.	11,000	99,595
Advanex, Inc.	900	13,663
Advantest Corp. (a)	7,400	61,456
Aeon Delight Co., Ltd.	3,900	125,092
Aeon Fantasy Co., Ltd. (a)	3,200	56,378
Aeon Hokkaido Corp. (a)	2,600	11,869
AGORA Hospitality Group Co., Ltd. (a) (c)	27,000	8,713
Agro-Kanesho Co., Ltd.	3,500	27,803
Ahresty Corp.	9,200	54,670
Ai Holdings Corp.	13,000	329,446
Aica Kogyo Co., Ltd.	17,800	348,974
Aichi Bank, Ltd. (The) (a)	4,500	238,664
Aichi Corp.	10,800	71,496
Aichi Steel Corp.	43,000	201,099
Aichi Tokei Denki Co., Ltd.	19,000	51,387
Aida Engineering, Ltd. (a)	20,700	213,687
Aigan Co., Ltd. (c)	8,200	16,531
Ain Holdings, Inc.	6,000	285,824
Aiphone Co., Ltd.	6,800	111,467
Airport Facilities Co., Ltd.	7,500	35,584
Aisan Industry Co., Ltd. (a)	10,400	106,694
Aizawa Securities Co., Ltd.	13,800	78,325
Akebono Brake Industry Co., Ltd. (a)	32,600	80,996
Akita Bank, Ltd. (The)	86,000	296,230
Alconix Corp.	3,200	42,457
Alinco, Inc.	5,800	55,707
Allied Telesis Holdings KK (c)	17,200	6,925
Alpen Co., Ltd. (a)	7,000	116,732
Alpha Corp.	2,200	24,223
Alpha Systems, Inc.	3,940	63,387
Alpine Electronics, Inc.	16,600	258,167
Alps Logistics Co., Ltd.	4,100	48,332
Altech Corp.	2,600	53,373
Amano Corp.	21,000	284,402
Amiyaki Tei Co., Ltd.	1,100	42,410
Amuse, Inc.	1,800	81,681
Anabuki Kosan, Inc. (a)	4,000	8,282
Anest Iwata Corp.	11,700	99,330
Anritsu Corp. (a)	48,800	320,362
AOI Electronics Co., Ltd.	1,100	29,213
AOI Pro, Inc.	4,700	39,428
AOKI Holdings, Inc.	17,700	231,162

Japan—(Continued)
Aomori Bank, Ltd. (The) (a)	94,000	300,621
Aoyama Trading Co., Ltd. (a)	17,900	688,521
Arakawa Chemical Industries, Ltd.	7,200	71,427
Arata Corp.	4,600	98,914
Araya Industrial Co., Ltd.	26,000	29,568
Arcland Sakamoto Co., Ltd.	6,400	147,614
Arcs Co., Ltd.	13,364	293,970
Argo Graphics, Inc.	2,800	42,177
Ariake Japan Co., Ltd.	5,700	315,341
Arisawa Manufacturing Co., Ltd.	14,300	91,503
Arrk Corp. (c)	22,600	20,432
Artnature, Inc.	5,000	43,863
Asahi Broadcasting Corp.	2,400	16,634
Asahi Co., Ltd. (a)	6,100	65,079
Asahi Diamond Industrial Co., Ltd.	21,200	227,464
Asahi Holdings, Inc.	9,000	140,291
Asahi Intecc Co., Ltd.	7,800	357,345
Asahi Kogyosha Co., Ltd.	16,000	65,465
Asahi Net, Inc.	5,000	21,676
Asahi Organic Chemicals Industry Co., Ltd.	34,000	62,883
Asahi Printing Co., Ltd.	200	3,498
Asahipen Corp.	4,000	5,752
Asanuma Corp.	24,000	61,470
Asatsu-DK, Inc. (a)	13,300	322,108
Asax Co., Ltd.	1,800	23,662
Ashimori Industry Co., Ltd.	24,000	39,567
Asia Growth Capital, Ltd. (a) (c)	21,000	19,663
ASKA Pharmaceutical Co., Ltd.	9,000	110,686
ASKUL Corp.	6,300	253,331
Asunaro Aoki Construction Co., Ltd.	8,000	53,335
Atom Corp. (a)	11,100	63,239
Atsugi Co., Ltd.	88,000	83,733
Autobacs Seven Co., Ltd.	22,700	414,527
Avex Group Holdings, Inc. (a)	12,000	142,606
Awa Bank, Ltd. (The)	82,000	476,704
Axell Corp.	3,800	38,727
Axial Retailing, Inc.	5,900	197,466
Azbil Corp. (a)	4,300	110,123
Bando Chemical Industries, Ltd.	39,000	162,540
Bank of Iwate, Ltd. (The) (a)	7,200	299,307
Bank of Kochi, Ltd. (The) (a)	16,000	19,015
Bank of Nagoya, Ltd. (The) (a)	78,000	285,543
Bank of Okinawa, Ltd. (The)	8,800	338,565
Bank of Saga, Ltd. (The) (a)	67,000	149,489
Bank of the Ryukyus, Ltd.	15,800	222,759
Belc Co., Ltd.	2,800	101,943
Belluna Co., Ltd.	21,900	120,571
Benefit One, Inc. (a)	6,000	139,661
Best Denki Co., Ltd. (a)	40,000	41,695
Bic Camera, Inc. (a)	23,500	201,142
Biofermin Pharmaceutical Co., Ltd.	500	15,235
BML, Inc.	4,000	120,079
Bookoff Corp.	4,700	35,611
BP Castrol KK (a)	2,600	26,206
Broadleaf Co., Ltd.	5,100	50,021
BRONCO BILLY Co., Ltd. (a)	2,400	46,592
Bull-Dog Sauce Co., Ltd.	6,000	11,492

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Bunka Shutter Co., Ltd.	19,000	$160,615
C Uyemura & Co., Ltd.	2,800	119,176
CAC Holdings Corp.	6,200	50,631
Calsonic Kansei Corp.	55,000	485,142
Can Do Co., Ltd. (a)	3,500	45,872
Canare Electric Co., Ltd.	800	13,361
Canon Electronics, Inc.	7,400	121,619
Capcom Co., Ltd.	16,500	399,054
Carlit Holdings Co., Ltd.	7,300	32,100
Cawachi, Ltd.	5,700	111,022
Central Glass Co., Ltd.	75,000	343,843
Central Security Patrols Co., Ltd.	3,300	49,683
Central Sports Co., Ltd.	3,200	61,643
Chiba Kogyo Bank, Ltd. (The)	16,000	88,989
Chilled & Frozen Logistics Holdings Co., Ltd. (a) (c)	2,800	21,286
CHIMNEY Co., Ltd.	1,400	34,921
Chino Corp.	4,000	36,401
Chiyoda Co., Ltd.	10,000	311,652
Chiyoda Corp.	6,000	45,507
Chiyoda Integre Co., Ltd.	5,300	123,917
Chofu Seisakusho Co., Ltd. (a)	5,700	135,019
Chori Co., Ltd.	5,000	69,509
Chubu Shiryo Co., Ltd.	10,400	83,369
Chudenko Corp. (a)	8,600	189,447
Chuetsu Pulp & Paper Co., Ltd. (a)	35,000	59,038
Chugai Mining Co., Ltd. (c)	68,200	12,949
Chugai Ro Co., Ltd. (a)	36,000	70,072
Chugoku Marine Paints, Ltd.	22,000	161,012
Chukyo Bank, Ltd. (The)	64,000	122,001
Chuo Gyorui Co., Ltd.	2,000	4,592
Chuo Spring Co., Ltd. (a)	19,000	46,388
Ci:z Holdings Co., Ltd. (a)	8,400	144,986
CKD Corp.	20,900	207,598
Clarion Co., Ltd.	40,000	143,958
Cleanup Corp.	9,700	59,963
CMIC Holdings Co., Ltd. (a)	3,900	49,675
CMK Corp. (a)	24,300	69,978
Coca-Cola West Co., Ltd.	10,000	202,140
Cocokara fine, Inc.	6,800	304,739
Colowide Co., Ltd. (a)	18,400	279,211
Computer Engineering & Consulting, Ltd.	5,900	59,496
Computer Institute of Japan, Ltd.	2,000	8,186
COMSYS Holdings Corp. (a)	3,700	51,970
CONEXIO Corp.	8,100	76,276
COOKPAD, Inc. (a) (c)	12,600	266,725
Corona Corp.	8,500	81,054
Cosel Co., Ltd. (a)	9,900	88,882
Cosmo Energy Holdings Co., Ltd. (c)	21,800	293,282
Cosmos Initia Co., Ltd. (a) (c)	3,500	14,065
Create Medic Co., Ltd. (a)	1,800	13,930
Create SD Holdings Co., Ltd.	12,000	291,438
Cresco, Ltd.	2,000	31,084
CROOZ, Inc. (a)	1,400	33,870
Cross Plus, Inc.	1,100	6,439
CTI Engineering Co., Ltd.	5,900	60,158
Cybernet Systems Co., Ltd.	3,900	13,777
DA Consortium, Inc.	7,600	39,141

Japan—(Continued)
Dai Nippon Toryo Co., Ltd.	53,000	101,796
Dai-Dan Co., Ltd.	14,000	98,015
Dai-ichi Seiko Co., Ltd. (a)	4,000	52,685
Daibiru Corp.	19,800	163,411
Daido Kogyo Co., Ltd.	10,000	17,644
Daido Metal Co., Ltd.	11,200	102,960
Daido Steel Co., Ltd.	5,000	19,982
Daidoh, Ltd. (a)	13,700	57,054
Daifuku Co., Ltd.	28,800	490,366
Daihatsu Diesel Manufacturing Co., Ltd. (a)	9,000	53,790
Daihen Corp.	40,000	188,435
Daiho Corp. (a)	25,000	118,864
Daiichi Jitsugyo Co., Ltd. (a)	20,000	89,589
Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	1,000	37,279
Daiichikosho Co., Ltd.	6,100	241,451
Daiken Corp.	24,000	70,612
Daiken Medical Co., Ltd. (a)	4,400	37,306
Daiki Aluminium Industry Co., Ltd.	9,000	23,481
Daikoku Denki Co., Ltd. (a)	2,700	35,117
Daikokutenbussan Co., Ltd.	1,900	71,425
Daikyo, Inc.	115,000	186,592
Dainichi Co., Ltd. (a)	4,100	24,139
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	31,000	145,070
Daio Paper Corp. (a)	30,000	257,268
Daisan Bank, Ltd. (The)	92,000	135,266
Daiseki Co., Ltd. (a)	13,900	222,104
Daiseki Eco. Solution Co., Ltd.	2,000	22,628
Daishi Bank, Ltd. (The)	143,000	630,783
Daishinku Corp. (c)	18,000	33,967
Daisue Construction Co., Ltd.	2,300	17,639
Daisyo Corp.	5,100	64,163
Daito Bank, Ltd. (The)	59,000	102,530
Daito Electron Co., Ltd.	800	5,204
Daito Pharmaceutical Co., Ltd.	3,960	113,646
Daiwa Industries, Ltd.	11,000	85,791
Daiwabo Holdings Co., Ltd.	84,000	167,722
DC Co., Ltd.	9,700	24,236
DCM Holdings Co., Ltd. (a)	37,900	274,068
Denka Co., Ltd.	24,000	106,277
Denki Kogyo Co., Ltd.	21,000	93,607
Denyo Co., Ltd.	4,800	74,804
Descente, Ltd.	14,700	186,513
DKK-Toa Corp. (a)	2,200	10,273
DKS Co., Ltd.	18,000	52,479
DMG Mori Co., Ltd. (a)	23,500	272,914
DMW Corp.	700	11,421
Doshisha Co., Ltd.	8,200	165,011
Doutor Nichires Holdings Co., Ltd.	11,500	177,266
DSB Co., Ltd. (a)	5,300	48,026
DTS Corp.	7,300	165,837
Dunlop Sports Co., Ltd.	4,900	37,867
Duskin Co., Ltd.	14,900	270,824
Dydo Drinco, Inc.	2,700	125,161
Dynic Corp.	16,000	22,676
Eagle Industry Co., Ltd.	7,800	142,294
Earth Chemical Co., Ltd.	2,700	110,691

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Ebara Jitsugyo Co., Ltd.	3,500	$42,100
EDION Corp. (a)	34,100	256,763
Ehime Bank, Ltd. (The) (a)	76,000	159,656
Eidai Co., Ltd.	14,000	48,242
Eighteenth Bank, Ltd. (The)	70,000	204,014
Eiken Chemical Co., Ltd. (a)	5,800	106,715
Eizo Corp. (a)	6,300	150,875
Elecom Co., Ltd.	6,200	80,255
Elematec Corp.	4,000	96,072
EM Systems Co., Ltd.	900	19,203
en-japan, Inc.	3,400	125,327
Endo Lighting Corp.	2,600	26,607
Enplas Corp.	3,400	122,043
Enshu, Ltd. (c)	23,000	17,585
EPS Holdings, Inc. (a)	9,400	103,317
ESPEC Corp.	9,100	111,372
Excel Co., Ltd. (a)	2,500	32,271
Exedy Corp. (a)	12,400	299,549
F-Tech, Inc. (a)	3,600	36,359
F@N Communications, Inc. (a)	9,600	58,806
Faith, Inc. (a)	2,680	29,438
FALCO SD HOLDINGS Co., Ltd.	3,100	37,639
Fancl Corp. (a)	11,100	153,317
FCC Co., Ltd. (a)	12,600	268,074
FDK Corp. (c)	25,000	22,415
Feed One Co., Ltd. (a)	65,080	71,111
Ferrotec Corp.	12,700	150,025
FIDEA Holdings Co., Ltd.	62,510	140,369
Fields Corp.	6,000	103,260
Financial Products Group Co., Ltd. (a)	20,000	155,836
FINDEX, Inc.	3,900	29,148
First Juken Co., Ltd.	3,400	38,360
Foster Electric Co., Ltd.	8,800	191,265
FP Corp.	7,200	260,314
France Bed Holdings Co., Ltd.	13,000	107,949
Freund Corp.	1,200	14,052
FTGroup Co., Ltd.	1,500	8,575
Fudo Tetra Corp. (a)	60,300	70,268
Fuji Co., Ltd. (a)	7,300	147,767
Fuji Corp., Ltd. (a)	8,600	54,990
Fuji Kiko Co., Ltd.	7,600	30,196
Fuji Kosan Co., Ltd.	4,600	17,510
Fuji Kyuko Co., Ltd.	13,000	124,536
Fuji Oil Holdings, Ltd.	24,000	389,582
Fuji Oil Holdings, Ltd. (a)	21,100	61,582
Fuji Pharma Co., Ltd.	2,800	50,643
Fuji Seal International, Inc. (a)	7,900	237,748
Fuji Soft, Inc. (a)	7,300	160,361
Fujibo Holdings, Inc.	37,000	68,605
Fujicco Co., Ltd.	8,500	147,912
Fujikura Kasei Co., Ltd.	9,500	45,775
Fujikura Rubber, Ltd.	5,800	27,997
Fujikura, Ltd.	115,000	621,389
Fujimi, Inc. (a)	7,000	96,559
Fujimori Kogyo Co., Ltd.	4,800	124,753
Fujisash Co., Ltd. (a) (c)	24,500	22,547
Fujishoji Co., Ltd.	1,300	12,012

Japan—(Continued)
Fujita Kanko, Inc. (a)	8,000	40,231
Fujitec Co., Ltd. (a)	24,700	252,963
Fujitsu Frontech, Ltd. (a)	4,500	55,077
Fujitsu General, Ltd.	19,000	241,376
Fujiya Co., Ltd. (a) (c)	5,000	7,970
FuKoKu Co., Ltd.	5,100	44,024
Fukuda Corp.	10,000	102,328
Fukui Bank, Ltd. (The) (a)	109,000	211,546
Fukushima Bank, Ltd. (The) (a)	112,000	89,957
Fukushima Industries Corp.	4,600	108,737
Fukuyama Transporting Co., Ltd. (a)	53,000	263,586
FULLCAST Holdings Co., Ltd. (a)	4,300	26,427
Fumakilla, Ltd. (a)	8,000	33,041
Funai Electric Co., Ltd.	7,900	66,123
Funai Soken Holdings, Inc.	8,880	125,686
Furukawa Battery Co., Ltd. (a)	5,000	33,183
Furukawa Co., Ltd. (a)	105,000	215,012
Furukawa Electric Co., Ltd.	275,000	582,319
Furuno Electric Co., Ltd. (a)	10,500	75,529
Furusato Industries, Ltd.	4,600	69,718
Furuya Metal Co., Ltd.	1,700	23,263
Fuso Chemical Co., Ltd.	4,000	55,367
Fuso Pharmaceutical Industries, Ltd.	31,000	71,796
Futaba Corp.	10,200	137,012
Futaba Industrial Co., Ltd.	23,600	112,407
Future Architect, Inc.	9,800	63,679
Fuyo General Lease Co., Ltd. (a)	8,000	376,141
G-Tekt Corp.	7,700	107,930
Gakken Holdings Co., Ltd.	28,000	62,256
GCA Savvian Corp.	4,900	50,086
Gecoss Corp.	6,400	54,659
Genki Sushi Co., Ltd.	2,300	42,717
Genky Stores, Inc. (a)	1,200	37,832
Geo Holdings Corp. (a)	13,500	211,693
GLOBERIDE, Inc. (a)	3,500	46,117
Glory, Ltd.	9,500	291,238
GMO internet, Inc. (a)	22,900	300,830
GMO Payment Gateway, Inc.	5,200	246,035
Godo Steel, Ltd. (a)	50,000	99,043
Goldcrest Co., Ltd.	8,230	149,842
Goldwin, Inc.	800	41,306
Gourmet Kineya Co., Ltd. (a)	8,000	67,770
Grandy House Corp.	3,600	12,208
Gree, Inc. (a)	26,400	125,212
GSI Creos Corp.	28,000	27,524
Gulliver International Co., Ltd. (a)	20,400	202,381
Gun-Ei Chemical Industry Co., Ltd.	24,000	60,211
Gunze, Ltd.	69,000	201,547
Gurunavi, Inc.	9,500	196,734
H-One Co., Ltd.	6,000	32,064
Hagihara Industries, Inc.	2,900	51,783
Hakudo Co., Ltd.	500	5,035
Hakuto Co., Ltd.	7,100	71,581
Hakuyosha Co., Ltd. (a)	8,000	17,807
Hamakyorex Co., Ltd.	5,600	104,161
Hanwa Co., Ltd.	84,000	361,766
Happinet Corp.	5,000	48,645

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Hard Off Corp. Co., Ltd. (a)	4,900	$61,543
Harima Chemicals Group, Inc. (a)	7,100	34,727
Harmonic Drive Systems, Inc. (a)	6,600	142,758
Haruyama Trading Co., Ltd. (a)	5,400	34,100
Hazama Ando Corp.	54,490	293,226
Heiwa Corp.	200	3,744
Heiwa Real Estate Co., Ltd.	16,900	185,347
Heiwado Co., Ltd.	11,200	245,731
HI-LEX Corp.	7,700	221,824
Hibiya Engineering, Ltd. (a)	8,700	118,519
Hiday Hidaka Corp.	3,866	110,786
Higashi-Nippon Bank, Ltd. (The)	68,000	224,289
Himaraya Co., Ltd.	2,600	23,345
Hioki EE Corp.	2,300	41,778
Hiramatsu, Inc.	8,300	50,163
Hirano Tecseed Co., Ltd.	500	3,484
Hisaka Works, Ltd.	11,000	87,378
Hitachi Koki Co., Ltd. (a)	21,200	151,426
Hitachi Kokusai Electric, Inc.	18,000	244,363
Hitachi Transport System, Ltd.	10,800	188,866
Hitachi Zosen Corp.	61,600	338,201
Hochiki Corp.	10,000	90,649
Hodogaya Chemical Co., Ltd. (a)	28,000	54,073
Hogy Medical Co., Ltd. (a)	5,100	256,155
Hokkaido Electric Power Co., Inc. (c)	20,900	214,115
Hokkaido Gas Co., Ltd.	27,000	63,027
Hokkan Holdings, Ltd.	25,000	65,691
Hokko Chemical Industry Co., Ltd. (a)	8,000	28,688
Hokkoku Bank, Ltd. (The)	109,000	361,775
Hokuetsu Bank, Ltd. (The)	96,000	202,155
Hokuetsu Industries Co., Ltd.	7,000	47,106
Hokuetsu Kishu Paper Co., Ltd. (a)	58,300	343,083
Hokuriku Electric Industry Co., Ltd.	28,000	39,878
Hokuriku Electrical Construction Co., Ltd.	3,000	24,937
Hokuriku Gas Co., Ltd.	10,000	23,679
Hokuto Corp. (a)	8,000	153,627
Honeys Co., Ltd.	6,930	59,722
Hoosiers Holdings Co., Ltd.	12,700	56,763
Horiba, Ltd. (a)	12,200	470,942
Hosiden Corp. (a)	20,000	112,537
Hosokawa Micron Corp.	11,000	56,117
House Foods Group, Inc. (a)	3,300	65,060
Howa Machinery, Ltd.	5,700	30,552
Hurxley Corp.	800	9,472
Hyakugo Bank, Ltd. (The)	94,000	456,065
Hyakujushi Bank, Ltd. (The)	107,000	397,410
I-Net Corp.	3,200	31,656
Ibiden Co., Ltd.	100	1,432
IBJ Leasing Co., Ltd.	7,200	146,350
Ichibanya Co., Ltd.	500	24,673
Ichiken Co., Ltd.	12,000	40,884
Ichikoh Industries, Ltd.	16,000	31,238
ICHINEN HOLDINGS Co., Ltd.	7,400	70,627
Ichiyoshi Securities Co., Ltd. (a)	12,600	114,910
Icom, Inc.	3,800	78,957
Idec Corp.	11,300	102,023
Ihara Chemical Industry Co., Ltd.	15,900	219,319

Japan—(Continued)
Iino Kaiun Kaisha, Ltd. (a)	32,200	133,042
IJT Technology Holdings Co., Ltd.	9,000	26,782
Ikegami Tsushinki Co., Ltd. (a)	30,000	46,333
Ikyu Corp. (a)	5,500	153,325
Imagica Robot Holdings, Inc. (a)	4,500	16,982
Imasen Electric Industrial	7,200	73,723
Imperial Hotel, Ltd.	1,300	26,103
Inaba Denki Sangyo Co., Ltd. (a)	8,100	258,437
Inaba Seisakusho Co., Ltd.	2,100	22,550
Inabata & Co., Ltd.	17,700	178,775
Inageya Co., Ltd. (a)	12,200	131,649
Ines Corp. (a)	13,900	129,518
Infocom Corp.	4,000	47,623
Information Services International-Dentsu, Ltd.	5,200	99,885
Innotech Corp.	10,300	49,264
Intage Holdings, Inc.	7,600	107,347
Internet Initiative Japan, Inc. (a)	9,800	194,358
Inui Global Logistics Co., Ltd. (a)	5,355	42,186
Iriso Electronics Co., Ltd. (a)	2,900	162,650
Ise Chemicals Corp.	8,000	40,716
Iseki & Co., Ltd. (a)	84,000	130,537
Ishihara Sangyo Kaisha, Ltd. (a) (c)	122,000	103,143
Ishii Iron Works Co., Ltd.	9,000	13,812
Ishizuka Glass Co., Ltd. (c)	5,000	9,225
IT Holdings Corp.	30,500	696,942
Itfor, Inc.	10,300	46,606
Ito En, Ltd. (a)	8,500	218,532
Itochu Enex Co., Ltd. (a)	19,400	148,081
Itochu-Shokuhin Co., Ltd.	2,400	82,975
Itoham Foods, Inc. (a)	53,000	306,748
Itoki Corp.	17,500	124,681
IwaiCosmo Holdings, Inc.	7,900	91,013
Iwaki & Co., Ltd.	14,000	23,751
Iwasaki Electric Co., Ltd.	25,000	50,829
Iwatani Corp. (a)	58,000	299,315
Iwatsuka Confectionery Co., Ltd.	500	25,363
Izutsuya Co., Ltd. (c)	47,000	23,221
J-Oil Mills, Inc.	40,000	116,064
Jafco Co., Ltd.	1,600	62,406
Jalux, Inc.	2,400	52,352
Jamco Corp.	3,400	113,733
Janome Sewing Machine Co., Ltd. (a) (c)	7,099	46,166
Japan Aviation Electronics Industry, Ltd.	7,000	100,616
Japan Communications, Inc. (a) (c)	42,100	94,078
Japan Digital Laboratory Co., Ltd.	8,200	111,332
Japan Display, Inc. (a) (c)	26,600	76,903
Japan Drilling Co., Ltd. (a)	2,100	46,001
Japan Foundation Engineering Co., Ltd.	14,100	58,750
Japan Medical Dynamic Marketing, Inc.	3,000	17,867
Japan Oil Transportation Co., Ltd.	1,000	2,009
Japan Pulp & Paper Co., Ltd.	46,000	127,724
Japan Radio Co., Ltd.	20,000	60,970
Japan Steel Works, Ltd. (The) (a)	119,000	416,705
Japan Transcity Corp.	29,000	108,078
Japan Wool Textile Co., Ltd. (The) (a)	23,000	168,697
Jastec Co., Ltd. (a)	5,100	42,674
JBCC Holdings, Inc. (a)	7,000	44,070

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
JCU Corp.	1,600	$56,415
Jeol, Ltd.	26,000	169,114
Jimoto Holdings, Inc.	67,900	112,478
Jin Co., Ltd. (a)	4,500	165,502
JK Holdings Co., Ltd.	5,600	23,198
JMS Co., Ltd.	15,000	38,111
Joban Kosan Co., Ltd. (a)	17,000	21,430
Joshin Denki Co., Ltd.	23,000	204,488
JP-Holdings, Inc. (a)	17,900	51,026
JSP Corp.	5,100	105,990
Juki Corp. (a)	11,200	99,888
Juroku Bank, Ltd. (The)	131,000	517,431
Justsystems Corp.	9,700	74,624
JVC Kenwood Corp. (a)	53,300	145,546
K&O Energy Group, Inc.	6,700	95,182
K’s Holdings Corp. (a)	4,800	163,361
kabu.com Securities Co., Ltd.	56,200	175,101
Kadokawa Dwango (a) (c)	12,508	187,938
Kaga Electronics Co., Ltd.	7,200	107,261
Kagome Co., Ltd. (a)	1,400	24,494
Kakiyasu Honten Co., Ltd. (a)	4,600	75,919
Kameda Seika Co., Ltd.	4,400	187,542
Kamei Corp.	13,900	135,744
Kanaden Corp.	9,700	78,874
Kanagawa Chuo Kotsu Co., Ltd.	18,000	107,564
Kanamoto Co., Ltd. (a)	8,800	223,021
Kandenko Co., Ltd.	41,000	275,208
Kanematsu Corp.	149,000	250,435
Kanematsu Electronics, Ltd.	4,300	75,895
Kanemi Co., Ltd.	100	2,898
Kansai Urban Banking Corp.	11,000	123,507
Kanto Denka Kogyo Co., Ltd.	15,000	98,343
Kasai Kogyo Co., Ltd.	8,600	123,991
Katakura & Co-op Agri Corp. (a)	8,000	16,044
Katakura Industries Co., Ltd. (a)	11,500	123,395
Kato Sangyo Co., Ltd.	7,100	164,181
Kato Works Co., Ltd. (a)	19,000	83,145
Kawada Technologies, Inc. (a)	1,500	46,767
Kawai Musical Instruments Manufacturing Co., Ltd.	2,600	48,689
Kawasaki Kinkai Kisen Kaisha, Ltd.	7,000	20,472
Kawasaki Kisen Kaisha, Ltd.	102,000	218,015
Kawasumi Laboratories, Inc.	4,900	35,409
Keihanshin Building Co., Ltd.	14,500	81,384
Keihin Co. Ltd/Minato-Ku Tokyo Japan (a)	23,000	33,287
Keihin Corp. (a)	17,200	301,218
Keiyo Bank, Ltd. (The)	113,000	535,743
Keiyo Co., Ltd. (a)	17,200	72,356
Kenko Mayonnaise Co., Ltd.	3,600	71,437
KEY Coffee, Inc. (a)	7,500	119,758
KFC Holdings Japan, Ltd.	4,000	68,028
Kimoto Co., Ltd. (a)	14,900	32,839
Kimura Chemical Plants Co., Ltd.	3,300	11,861
King Jim Co., Ltd.	5,800	38,916
Kinki Sharyo Co., Ltd. (The) (a) (c)	12,000	39,435
Kintetsu Department Store Co., Ltd. (c)	19,000	51,743
Kintetsu World Express, Inc.	10,800	190,192
Kinugawa Rubber Industrial Co., Ltd.	17,000	90,328

Japan—(Continued)
Kissei Pharmaceutical Co., Ltd.	8,100	203,133
Kita-Nippon Bank, Ltd. (The) (a)	4,000	109,694
Kitagawa Iron Works Co., Ltd.	31,000	68,444
Kitamura Co., Ltd.	3,700	25,200
Kitano Construction Corp.	22,000	57,215
Kito Corp.	8,200	73,416
Kitz Corp.	39,200	175,869
Kiyo Bank, Ltd. (The)	33,500	484,265
KLab, Inc. (a) (c)	10,600	69,369
KNT-CT Holdings Co., Ltd. (c)	33,000	63,743
Koa Corp. (a)	13,800	116,632
Koatsu Gas Kogyo Co., Ltd.	13,000	72,544
Kobe Bussan Co., Ltd. (a)	3,600	113,540
Kobe Electric Railway Co., Ltd. (c)	5,000	15,022
Kobelco Eco-Solutions Co., Ltd. (a)	6,000	26,015
Kohnan Shoji Co., Ltd. (a)	13,000	181,522
Kohsoku Corp.	5,400	47,793
Koike Sanso Kogyo Co., Ltd.	7,000	19,737
Kojima Co., Ltd. (c)	12,000	27,542
Kokusai Co., Ltd. (a)	3,400	43,573
Kokuyo Co., Ltd.	33,800	364,742
KOMAIHALTEC, Inc. (a)	24,000	48,428
Komatsu Seiren Co., Ltd. (a)	16,300	93,854
Komatsu Wall Industry Co., Ltd.	2,700	46,238
Komeri Co., Ltd.	12,300	253,558
Komori Corp.	20,000	233,923
Konaka Co., Ltd.	7,300	41,134
Kondotec, Inc.	9,400	59,362
Konishi Co., Ltd.	6,600	147,854
Konoike Transport Co., Ltd.	3,200	42,133
Kosaido Co., Ltd.	3,700	13,012
Koshidaka Holdings Co., Ltd.	2,500	45,011
Kotobuki Spirits Co., Ltd. (a)	2,600	106,853
Kourakuen Holdings Corp.	2,900	37,957
Krosaki Harima Corp.	24,000	55,335
KRS Corp.	2,200	50,802
KU Holdings Co., Ltd.	8,000	54,225
Kumagai Gumi Co., Ltd.	91,000	261,833
Kumiai Chemical Industry Co., Ltd.	5,900	64,093
Kura Corp.	3,300	133,019
Kurabo Industries, Ltd.	93,000	157,959
Kureha Corp. (a)	52,000	200,632
Kurimoto, Ltd.	35,000	65,889
Kuroda Electric Co., Ltd.	13,800	255,363
Kusuri No. Aoki Co., Ltd.	5,200	252,856
KYB Corp.	74,000	223,642
Kyodo Printing Co., Ltd. (a)	51,000	140,980
Kyoei Steel, Ltd.	6,100	109,111
Kyokuto Boeki Kaisha, Ltd.	9,000	18,419
Kyokuto Kaihatsu Kogyo Co., Ltd. (a)	11,400	126,805
Kyokuto Securities Co., Ltd.	7,600	95,713
Kyokuyo Co., Ltd. (a)	35,000	80,160
KYORIN Holdings, Inc.	16,100	335,321
Kyoritsu Maintenance Co., Ltd. (a)	3,259	279,058
Kyoritsu Printing Co., Ltd.	6,800	17,249
Kyosan Electric Manufacturing Co., Ltd.	29,000	86,810
Kyoto Kimono Yuzen Co., Ltd.	2,200	16,612

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Kyowa Electronic Instruments Co., Ltd.	8,000	$28,482
Kyowa Exeo Corp.	32,300	330,756
Kyowa Leather Cloth Co., Ltd.	3,300	25,109
Kyudenko Corp. (a)	13,000	232,644
Kyushu Financial Group, Inc. (c)	130,600	912,598
LAC Co., Ltd. (a)	5,900	71,638
Land Business Co., Ltd.	7,100	19,161
Lasertec Corp.	6,100	68,953
LEC, Inc.	3,400	37,823
Leopalace21 Corp. (c)	82,400	445,227
Life Corp.	10,100	248,521
Lifenet Insurance Co. (c)	200	752
Link And Motivation, Inc. (a)	8,900	9,145
Lintec Corp.	17,100	359,331
Livesense, Inc. (a) (c)	3,500	10,152
Look, Inc.	11,000	15,274
Macnica Fuji Electronics Holdings, Inc. (c)	16,350	216,776
Maeda Corp. (a)	40,000	269,743
Maeda Kosen Co., Ltd. (a)	6,900	62,669
Maeda Road Construction Co., Ltd.	21,000	351,079
Maezawa Kasei Industries Co., Ltd.	6,800	64,180
Maezawa Kyuso Industries Co., Ltd.	5,600	71,524
Makino Milling Machine Co., Ltd.	40,000	300,714
Mamiya-Op Co., Ltd.	19,000	30,369
Mandom Corp.	5,200	209,557
Mani, Inc. (a)	5,700	109,505
Mars Engineering Corp.	3,600	60,796
Marubun Corp.	8,200	65,090
Marudai Food Co., Ltd.	51,000	196,084
Maruei Department Store Co., Ltd. (c)	8,000	7,089
Marufuji Sheet Piling Co., Ltd. (a)	13,000	29,927
Maruha Nichiro Corp. (a)	16,700	294,066
Maruka Machinery Co., Ltd. (a)	2,900	43,590
Marusan Securities Co., Ltd. (a)	24,800	259,869
Maruwa Co., Ltd.	3,700	81,783
Maruyama Manufacturing Co., Inc.	15,000	24,050
Maruzen CHI Holdings Co., Ltd. (c)	15,500	45,615
Maruzen Showa Unyu Co., Ltd.	28,000	99,733
Marvelous, Inc. (a)	9,500	71,960
Matsuda Sangyo Co., Ltd.	7,000	83,280
Matsui Construction Co., Ltd.	9,000	55,258
Matsuya Foods Co., Ltd.	3,100	73,559
Max Co., Ltd. (a)	17,000	175,170
Maxvalu Nishinihon Co., Ltd.	2,400	33,653
Maxvalu Tokai Co., Ltd. (a)	5,000	79,187
MEC Co., Ltd.	7,300	52,323
Medical System Network Co., Ltd.	5,300	28,389
Megachips Corp. (a)	7,600	66,274
Megmilk Snow Brand Co., Ltd.	15,400	395,736
Meidensha Corp. (a)	58,000	233,522
Meiji Shipping Co., Ltd.	8,500	36,313
Meiko Electronics Co., Ltd. (c)	7,500	18,573
Meiko Network Japan Co., Ltd.	7,200	83,436
Meisei Industrial Co., Ltd.	17,000	70,221
Meitec Corp.	10,300	352,300
Meito Sangyo Co., Ltd. (a)	4,500	50,183
Meiwa Corp.	10,900	38,131

Japan—(Continued)
Meiwa Estate Co., Ltd.	5,200	22,402
Melco Holdings, Inc.	4,500	82,615
Message Co., Ltd. (a)	4,400	125,822
Michinoku Bank, Ltd. (The) (a)	69,000	116,820
Micronics Japan Co., Ltd. (a)	8,600	90,231
Mie Bank, Ltd. (The)	43,000	95,198
Mikuni Corp.	3,000	10,375
Milbon Co., Ltd.	4,060	165,706
Mimasu Semiconductor Industry Co., Ltd.	8,200	78,010
Minato Bank, Ltd. (The)	63,000	103,735
Ministop Co., Ltd. (a)	5,400	104,668
Miraial Co., Ltd.	2,900	25,335
Mirait Holdings Corp.	24,400	201,291
Miroku Jyoho Service Co., Ltd.	7,000	54,422
Misawa Homes Co., Ltd. (a)	11,400	83,551
Mitani Corp. (a)	9,100	226,672
Mitani Sekisan Co., Ltd.	4,100	54,738
Mito Securities Co., Ltd.	24,000	81,128
Mitsuba Corp.	13,200	203,920
Mitsubishi Nichiyu Forklift Co., Ltd.	8,000	32,294
Mitsubishi Paper Mills, Ltd. (a) (c)	144,000	103,575
Mitsubishi Pencil Co., Ltd.	6,500	299,757
Mitsubishi Research Institute, Inc.	2,700	77,171
Mitsubishi Shokuhin Co., Ltd.	4,800	118,064
Mitsubishi Steel Manufacturing Co., Ltd. (a)	65,000	124,161
Mitsuboshi Belting, Ltd.	22,000	175,737
Mitsui Engineering & Shipbuilding Co., Ltd.	300,000	492,764
Mitsui High-Tec, Inc.	11,600	72,314
Mitsui Home Co., Ltd. (a)	14,000	64,238
Mitsui Matsushima Co., Ltd.	66,000	70,823
Mitsui Mining & Smelting Co., Ltd.	242,000	449,156
Mitsui Sugar Co., Ltd.	36,000	161,361
Mitsui-Soko Holdings Co., Ltd. (a)	47,000	133,069
Mitsumi Electric Co., Ltd. (a)	33,000	186,421
Mitsumura Printing Co., Ltd.	5,000	9,949
Mitsuuroko Group Holdings Co., Ltd.	12,900	63,497
Miura Co., Ltd. (a)	14,800	209,221
Miyaji Engineering Group, Inc. (a)	27,000	41,676
Miyazaki Bank, Ltd. (The)	73,000	233,415
Miyoshi Oil & Fat Co., Ltd.	40,000	44,799
Mizuno Corp. (a)	37,000	176,618
Mochida Pharmaceutical Co., Ltd.	3,900	275,699
Modec, Inc. (a)	3,000	41,625
Monex Group, Inc. (a)	73,600	190,872
Money Partners Group Co., Ltd.	7,100	24,928
Monogatari Corp. (The)	1,700	77,316
MORESCO Corp. (a)	2,500	35,122
Morinaga & Co., Ltd.	60,000	315,142
Morinaga Milk Industry Co., Ltd.	70,000	318,354
Morita Holdings Corp.	12,500	134,786
Morozoff, Ltd.	13,000	47,065
Mory Industries, Inc. (a)	14,000	40,635
Mr Max Corp. (c)	10,500	31,191
MTI, Ltd. (a)	9,200	51,561
Murakami Corp.	3,000	50,121
Musashi Seimitsu Industry Co., Ltd.	7,900	160,723
Musashino Bank, Ltd. (The)	12,600	458,869

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Mutoh Holdings Co., Ltd.	9,000	$19,798
NAC Co., Ltd. (a)	3,600	29,217
Nachi-Fujikoshi Corp. (a)	60,000	274,400
Nafco Co., Ltd.	1,400	22,589
Nagaileben Co., Ltd.	5,600	95,672
Nagano Bank, Ltd. (The)	43,000	73,614
Nagano Keiki Co., Ltd. (a)	4,200	25,985
Nagase & Co., Ltd.	2,600	32,768
Nagatanien Holdings Co., Ltd.	12,000	107,361
Nagawa Co., Ltd.	2,800	101,459
Nakabayashi Co., Ltd.	24,000	59,970
Nakamuraya Co., Ltd.	19,000	74,279
Nakanishi, Inc.	4,100	160,120
Nakano Corp.	4,000	24,923
Nakayama Steel Works, Ltd. (c)	63,000	40,412
Nakayamafuku Co., Ltd.	2,000	14,051
Namura Shipbuilding Co., Ltd. (a)	18,956	155,322
Nanto Bank, Ltd. (The)	97,000	304,043
Narasaki Sangyo Co., Ltd.	4,000	9,072
Natori Co., Ltd.	2,600	37,315
NDS Co., Ltd.	27,000	77,538
NEC Capital Solutions, Ltd.	3,800	52,239
NEC Networks & System Integration Corp.	9,100	161,152
NET One Systems Co., Ltd.	31,600	201,996
Neturen Co., Ltd. (a)	9,800	76,553
New Japan Chemical Co., Ltd. (a) (c)	9,900	14,831
New Japan Radio Co., Ltd. (c)	6,000	28,322
Next Co., Ltd.	17,000	208,713
Nexyz Corp.	1,300	8,294
Nice Holdings, Inc. (a)	40,000	57,028
Nichi-iko Pharmaceutical Co., Ltd.	13,200	313,636
Nichia Steel Works, Ltd. (a)	13,000	31,543
Nichias Corp.	33,000	217,105
Nichiban Co., Ltd.	8,000	40,581
Nichicon Corp.	23,900	186,986
Nichiden Corp.	3,100	76,522
Nichiha Corp.	9,600	144,220
Nichii Gakkan Co. (a)	17,500	127,175
Nichimo Co., Ltd. (a)	16,000	25,926
Nichirei Corp.	93,000	684,948
Nichireki Co., Ltd.	9,000	71,266
Nifco, Inc. (a)	8,600	397,538
NIFTY Corp.	3,400	32,110
Nihon Chouzai Co., Ltd. (a)	1,960	77,303
Nihon Dempa Kogyo Co., Ltd.	7,600	49,804
Nihon Eslead Corp.	2,700	25,879
Nihon House Holdings Co., Ltd. (a)	15,000	57,105
Nihon Kagaku Sangyo Co., Ltd.	3,000	20,756
Nihon Kohden Corp.	600	14,458
Nihon M&A Center, Inc. (a)	11,700	565,193
Nihon Nohyaku Co., Ltd. (a)	14,000	87,336
Nihon Parkerizing Co., Ltd.	31,600	321,888
Nihon Plast Co., Ltd.	2,500	22,920
Nihon Tokushu Toryo Co., Ltd.	2,200	19,615
Nihon Trim Co., Ltd. (a)	1,900	66,320
Nihon Unisys, Ltd. (a)	18,100	199,241
Nihon Yamamura Glass Co., Ltd.	45,000	68,077

Japan—(Continued)
Nikkato Corp.	300	1,011
Nikkiso Co., Ltd. (a)	21,500	170,210
Nikko Co., Ltd.	9,000	29,856
Nikkon Holdings Co., Ltd.	22,600	449,371
Nippon Air Conditioning Services Co., Ltd.	6,000	61,536
Nippon Beet Sugar Manufacturing Co., Ltd.	50,000	84,083
Nippon Carbide Industries Co., Inc.	23,000	31,848
Nippon Carbon Co., Ltd. (a)	39,000	97,881
Nippon Ceramic Co., Ltd. (a)	5,200	82,264
Nippon Chemi-Con Corp.	59,000	104,651
Nippon Chemical Industrial Co., Ltd.	30,000	65,916
Nippon Chemiphar Co., Ltd.	8,000	40,626
Nippon Chutetsukan KK (a)	2,000	2,850
Nippon Coke & Engineering Co., Ltd.	71,000	59,168
Nippon Concrete Industries Co., Ltd. (a)	14,000	41,887
Nippon Denko Co., Ltd. (a) (c)	56,465	102,088
Nippon Densetsu Kogyo Co., Ltd.	14,100	307,232
Nippon Felt Co., Ltd.	8,600	36,395
Nippon Filcon Co., Ltd.	5,200	21,841
Nippon Fine Chemical Co., Ltd. (a)	5,800	43,200
Nippon Flour Mills Co., Ltd.	45,000	322,371
Nippon Gas Co., Ltd. (a)	10,500	256,217
Nippon Hume Corp. (a)	8,200	49,817
Nippon Kanzai Co., Ltd.	5,700	89,667
Nippon Kasei Chemical Co., Ltd.	18,000	19,770
Nippon Kayaku Co., Ltd. (a)	13,000	136,548
Nippon Kinzoku Co., Ltd. (a) (c)	19,000	20,543
Nippon Kodoshi Corp.	1,600	11,874
Nippon Koei Co., Ltd.	31,000	112,979
Nippon Koshuha Steel Co., Ltd. (a)	31,000	24,719
Nippon Light Metal Holdings Co., Ltd.	198,000	351,066
Nippon Paper Industries Co., Ltd. (a)	1,300	21,043
Nippon Parking Development Co., Ltd. (a)	75,700	86,283
Nippon Pillar Packing Co., Ltd.	9,600	82,691
Nippon Piston Ring Co., Ltd.	3,200	54,010
Nippon Rietec Co., Ltd.	7,000	50,301
Nippon Road Co., Ltd. (The)	27,000	132,994
Nippon Seiki Co., Ltd.	15,000	343,691
Nippon Seisen Co., Ltd. (a)	10,000	46,540
Nippon Sharyo, Ltd. (a) (c)	26,000	62,425
Nippon Sheet Glass Co., Ltd. (a) (c)	330,000	266,104
Nippon Signal Co., Ltd.	20,700	224,853
Nippon Soda Co., Ltd.	50,000	297,013
Nippon Steel & Sumikin Bussan Corp. (a)	51,960	177,341
Nippon Suisan Kaisha, Ltd.	82,900	460,532
Nippon Synthetic Chemical Industry Co., Ltd. (The)	18,000	128,841
Nippon Systemware Co., Ltd.	1,300	10,208
Nippon Thompson Co., Ltd.	27,000	117,028
Nippon Valqua Industries, Ltd.	30,000	77,734
Nippon Yakin Kogyo Co., Ltd. (a) (c)	54,000	62,880
Nipro Corp.	38,800	423,659
Nishi-Nippon Railroad Co., Ltd. (a)	47,000	275,918
Nishikawa Rubber Co., Ltd.	1,200	19,357
Nishimatsu Construction Co., Ltd.	104,000	394,223
Nishimatsuya Chain Co., Ltd.	16,100	139,770
Nishio Rent All Co., Ltd.	4,400	120,350
Nissan Tokyo Sales Holdings Co., Ltd.	11,000	28,016

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nissei ASB Machine Co., Ltd.	2,100	$35,487
Nissei Build Kogyo Co., Ltd. (a)	18,000	58,445
Nissei Corp.	3,700	30,210
Nissei Plastic Industrial Co., Ltd. (a)	7,100	56,547
Nissha Printing Co., Ltd.	8,700	169,482
Nisshin Fudosan Co.	15,200	52,044
Nisshin Oillio Group, Ltd. (The)	51,000	207,255
Nisshin Steel Co., Ltd. (a)	35,596	375,658
Nisshinbo Holdings, Inc. (a)	47,000	493,276
Nissin Corp.	30,000	85,992
Nissin Electric Co., Ltd.	18,000	146,575
Nissin Kogyo Co., Ltd.	16,400	237,831
Nissui Pharmaceutical Co., Ltd.	6,000	70,716
Nitta Corp.	6,800	185,550
Nitta Gelatin, Inc.	4,500	26,275
Nittan Valve Co., Ltd.	6,300	19,562
Nittetsu Mining Co., Ltd.	25,000	109,362
Nitto Boseki Co., Ltd.	49,000	131,500
Nitto FC Co., Ltd.	4,500	33,918
Nitto Fuji Flour Milling Co., Ltd. (a)	4,000	12,747
Nitto Kogyo Corp.	9,000	156,715
Nitto Kohki Co., Ltd.	4,700	100,333
Nitto Seiko Co., Ltd.	15,000	40,133
Nittoc Construction Co., Ltd.	13,550	54,612
Nittoku Engineering Co., Ltd.	5,200	49,663
NJS Co., Ltd. (a)	3,300	40,797
Noevir Holdings Co., Ltd.	4,800	138,632
NOF Corp.	52,000	399,254
Nohmi Bosai, Ltd.	7,000	87,393
Nojima Corp. (a)	4,200	50,763
Nomura Co., Ltd. (a)	13,000	199,213
Noritake Co., Ltd.	56,000	127,618
Noritsu Koki Co., Ltd.	4,000	19,856
Noritz Corp. (a)	12,400	189,381
North Pacific Bank, Ltd.	122,400	422,085
NS Solutions Corp.	10,200	231,623
NS United Kaiun Kaisha, Ltd. (a)	41,000	72,819
NSD Co., Ltd. (a)	10,670	153,677
Nuflare Technology, Inc. (a)	800	36,468
Obara Group, Inc. (a)	4,800	174,170
Obayashi Road Corp.	10,000	67,667
Odelic Co., Ltd.	1,000	31,954
Oenon Holdings, Inc.	21,000	38,929
Ogaki Kyoritsu Bank, Ltd. (The)	140,000	564,773
Ohara, Inc.	4,700	23,073
Ohashi Technica, Inc.	4,600	50,415
Ohsho Food Service Corp.	3,600	124,029
Oiles Corp. (a)	9,100	157,589
Oita Bank, Ltd. (The) (a)	75,000	291,876
Oizumi Corp.	2,900	16,132
Okabe Co., Ltd.	16,000	123,165
Okamoto Industries, Inc. (a)	28,000	253,690
Okamoto Machine Tool Works, Ltd.	14,000	19,270
Okamura Corp.	26,300	260,817
Okaya Electric Industries Co., Ltd. (a)	8,900	29,350
Oki Electric Industry Co., Ltd. (a)	227,000	284,506
Okinawa Cellular Telephone Co.	4,900	133,706

Japan—(Continued)
Okinawa Electric Power Co., Inc. (The)	8,550	221,312
OKK Corp.	41,000	48,247
OKUMA Corp. (a)	50,000	404,049
Okumura Corp.	63,000	353,934
Okura Industrial Co., Ltd.	26,000	75,501
Okuwa Co., Ltd.	10,000	92,013
Olympic Corp.	4,900	25,050
ONO Sokki Co., Ltd. (a)	4,200	30,380
Onoken Co., Ltd.	7,400	70,225
Onward Holdings Co., Ltd. (a)	49,000	300,631
Open House Co., Ltd.	4,200	80,876
OPT Holding, Inc.	4,700	23,680
Optex Co., Ltd. (a)	5,200	128,167
Organo Corp.	18,000	70,949
Origin Electric Co., Ltd.	17,000	45,481
Osaka Organic Chemical Industry, Ltd.	5,900	30,336
Osaka Soda Co., Ltd.	30,000	114,270
Osaka Steel Co., Ltd. (a)	5,900	106,990
OSAKA Titanium Technologies Co., Ltd. (a)	6,500	133,177
Osaki Electric Co., Ltd. (a)	11,000	62,178
OSG Corp. (a)	22,700	429,129
Otsuka Kagu, Ltd. (a)	5,500	69,825
OUG Holdings, Inc. (a)	7,000	14,461
Outsourcing, Inc.	3,100	81,474
Oyo Corp.	7,400	83,327
Pacific Industrial Co., Ltd. (a)	17,600	194,080
Pacific Metals Co., Ltd. (a) (c)	72,000	200,875
Pack Corp. (The)	5,600	140,324
Pal Co., Ltd.	3,800	91,174
Paltac Corp.	12,650	224,933
PanaHome Corp.	32,000	241,675
Panasonic Industrial Devices SUNX Co., Ltd.	6,800	36,553
Paramount Bed Holdings Co., Ltd. (a)	6,000	212,421
Parco Co., Ltd.	8,100	74,264
Paris Miki Holdings, Inc. (a)	17,000	66,087
Pasco Corp.	6,000	21,982
Pasona Group, Inc. (a)	7,700	54,962
Penta-Ocean Construction Co., Ltd. (a)	96,700	403,901
PIA Corp.	300	5,851
Pilot Corp.	10,800	441,794
Piolax, Inc.	3,500	197,257
Pioneer Corp. (c)	117,700	323,531
Plenus Co., Ltd. (a)	7,800	130,186
Press Kogyo Co., Ltd. (a)	37,000	160,556
Pressance Corp. (a)	2,600	86,158
Prestige International, Inc. (a)	6,700	67,680
Prima Meat Packers, Ltd.	48,000	128,669
Pronexus, Inc.	9,000	73,631
Proto Corp.	5,300	72,932
PS Mitsubishi Construction Co., Ltd.	8,800	28,614
Qol Co., Ltd.	3,400	47,938
Raito Kogyo Co., Ltd.	16,900	164,680
Rasa Industries, Ltd. (c)	26,000	29,093
Relo Holdings, Inc.	3,400	407,932
Renaissance, Inc.	5,100	54,865
Rengo Co., Ltd. (a)	81,000	346,424
Renown, Inc. (a) (c)	29,200	29,030

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Resort Solution Co., Ltd.	4,000	$11,028
Retail Partners Co., Ltd.	1,300	12,527
Rheon Automatic Machinery Co., Ltd. (a)	5,000	33,884
Rhythm Watch Co., Ltd. (a)	30,000	38,988
Riberesute Corp. (a)	4,300	25,360
Ricoh Leasing Co., Ltd. (a)	6,400	198,785
Right On Co., Ltd. (a)	5,900	68,584
Riken Corp. (a)	35,000	122,788
Riken Keiki Co., Ltd. (a)	6,000	70,420
Riken Technos Corp.	15,000	52,212
Riken Vitamin Co., Ltd.	2,700	88,744
Ringer Hut Co., Ltd. (a)	4,200	96,686
Rion Co., Ltd.	2,200	36,838
Riso Kagaku Corp.	9,458	153,458
Riso Kyoiku Co., Ltd. (a) (c)	11,590	34,412
Rock Field Co., Ltd.	4,100	100,005
Rohto Pharmaceutical Co., Ltd.	30,100	598,212
Rokko Butter Co., Ltd. (a)	4,400	62,861
Roland DG Corp.	3,000	63,885
Round One Corp.	28,300	127,472
Royal Holdings Co., Ltd. (a)	9,600	178,200
Ryobi, Ltd.	47,000	198,300
Ryoden Trading Co., Ltd.	16,000	107,680
Ryosan Co., Ltd.	14,000	359,074
Ryoyo Electro Corp.	8,600	98,713
S Foods, Inc. (a)	4,100	71,721
S&B Foods, Inc.	600	24,725
Sac’s Bar Holdings, Inc. (a)	6,850	99,860
Saibu Gas Co., Ltd. (a)	136,000	314,834
Saizeriya Co., Ltd. (a)	10,300	258,618
Sakai Chemical Industry Co., Ltd.	42,000	140,997
Sakai Heavy Industries, Ltd.	14,000	25,307
Sakai Moving Service Co., Ltd.	2,600	70,313
Sakai Ovex Co., Ltd.	16,000	29,914
Sakata INX Corp.	11,800	124,342
Sakata Seed Corp. (a)	11,800	277,762
Sala Corp. (a)	12,900	72,602
SAMTY Co., Ltd. (a)	2,600	27,036
San Holdings, Inc. (a)	2,500	31,358
San-A Co., Ltd.	5,800	260,664
San-Ai Oil Co., Ltd. (a)	25,000	203,535
San-In Godo Bank, Ltd. (The)	59,000	478,535
Sanden Holdings Corp. (a)	42,000	133,448
Sanei Architecture Planning Co., Ltd. (a)	4,300	48,468
Sangetsu Co., Ltd.	21,200	386,229
Sanken Electric Co., Ltd. (a)	37,000	129,865
Sanki Engineering Co., Ltd.	23,700	203,394
Sanko Marketing Foods Co., Ltd. (a)	3,100	23,839
Sanko Metal Industrial Co., Ltd.	10,000	21,859
Sankyo Frontier Co., Ltd.	2,000	15,074
Sankyo Seiko Co., Ltd.	16,300	62,996
Sankyo Tateyama, Inc.	11,200	142,442
Sankyu, Inc.	96,000	488,786
Sanoh Industrial Co., Ltd.	10,100	62,241
Sanshin Electronics Co., Ltd.	12,800	133,576
Sanwa Holdings Corp.	62,200	492,833
Sanyo Chemical Industries, Ltd.	21,000	165,578

Japan—(Continued)
Sanyo Denki Co., Ltd.	16,000	99,030
Sanyo Electric Railway Co., Ltd.	20,000	78,316
Sanyo Housing Nagoya Co., Ltd. (a)	3,000	29,789
Sanyo Industries, Ltd. (a)	13,000	18,633
Sanyo Shokai, Ltd. (a)	51,000	121,562
Sanyo Special Steel Co., Ltd.	47,000	222,583
Sapporo Holdings, Ltd. (a)	105,000	460,311
Sata Construction Co., Ltd.	2,600	9,905
Sato Holdings Corp.	6,900	135,909
Sato Restaurant Systems Co., Ltd. (a)	4,800	35,728
Sato Shoji Corp.	6,500	42,514
Satori Electric Co., Ltd. (a)	7,100	43,101
Sawada Holdings Co., Ltd.	10,300	98,057
Saxa Holdings, Inc.	24,000	45,416
SBS Holdings, Inc. (a)	6,900	53,748
SCREEN Holdings Co., Ltd.	57,000	420,062
Scroll Corp. (a)	13,100	45,947
SEC Carbon, Ltd.	7,000	17,375
Secom Joshinetsu Co., Ltd.	900	30,073
Seibu Electric Industry Co., Ltd.	12,000	43,111
Seika Corp.	28,000	67,757
Seikitokyu Kogyo Co., Ltd.	12,500	62,863
Seiko Holdings Corp.	44,000	248,251
Seiren Co., Ltd.	19,100	206,098
Sekisui Jushi Corp.	12,900	177,687
Sekisui Plastics Co., Ltd.	24,000	83,261
Senko Co., Ltd.	31,000	209,242
Senshu Electric Co., Ltd.	2,400	34,562
Senshu Ikeda Holdings, Inc.	84,000	346,955
Senshukai Co., Ltd. (a)	13,800	91,172
Septeni Holdings Co., Ltd.	5,500	121,459
Seria Co., Ltd.	6,500	314,813
Shibaura Electronics Co., Ltd.	2,800	39,681
Shibaura Mechatronics Corp. (a)	18,000	33,823
Shibusawa Warehouse Co., Ltd. (The)	25,000	65,277
Shibuya Corp.	6,500	96,097
Shidax Corp. (a)	9,600	42,364
Shiga Bank, Ltd. (The) (a)	89,000	445,270
Shikibo, Ltd.	56,000	54,135
Shikoku Bank, Ltd. (The)	95,000	215,197
Shikoku Chemicals Corp. (a)	16,000	151,658
Shima Seiki Manufacturing, Ltd. (a)	11,900	189,431
Shimachu Co., Ltd.	20,500	466,558
SHIMANE BANK, Ltd. (The) (a)	2,500	29,479
Shimizu Bank, Ltd. (The)	4,900	119,952
Shimojima Co., Ltd.	6,300	57,958
Shin Nippon Air Technologies Co., Ltd.	7,300	64,960
Shin-Etsu Polymer Co., Ltd.	22,600	124,636
Shin-Keisei Electric Railway Co., Ltd.	23,000	82,973
Shinagawa Refractories Co., Ltd.	20,000	41,924
Shindengen Electric Manufacturing Co., Ltd.	28,000	110,712
Shinkawa, Ltd. (a) (c)	5,300	27,286
Shinko Electric Industries Co., Ltd. (a)	27,600	176,939
Shinko Plantech Co., Ltd. (a)	16,100	131,772
Shinko Shoji Co., Ltd. (a)	7,700	83,460
Shinko Wire Co., Ltd.	12,000	16,069
Shinmaywa Industries, Ltd.	34,000	306,090

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Shinnihon Corp.	11,800	$63,908
Shinsho Corp.	14,000	27,910
Shinwa Co., Ltd.	3,900	54,467
Ship Healthcare Holdings, Inc.	14,200	350,857
Shiroki Corp.	31,000	97,413
Shizuki Electric Co., Inc.	8,000	37,544
Shizuoka Gas Co., Ltd.	21,300	136,143
Shobunsha Publications, Inc.	6,700	39,688
Shochiku Co., Ltd.	3,000	28,588
Shoei Foods Corp.	4,300	53,921
Shofu, Inc.	3,900	47,755
Shoko Co., Ltd. (c)	19,000	12,080
Showa Aircraft Industry Co., Ltd.	4,000	40,776
Showa Corp.	17,600	163,361
Showa Sangyo Co., Ltd.	33,000	125,937
Siix Corp.	5,200	159,755
Sinanen Holdings Co., Ltd.	18,000	70,509
Sinfonia Technology Co., Ltd.	42,000	68,435
Sinko Industries, Ltd.	6,400	81,240
Sintokogio, Ltd. (a)	21,100	170,818
SKY Perfect JSAT Holdings, Inc.	29,800	167,456
SMK Corp.	23,000	113,642
SMS Co., Ltd.	7,900	164,917
SNT Corp. (a)	7,800	39,174
Soda Nikka Co., Ltd.	7,000	30,134
Sodick Co., Ltd. (a)	16,800	123,446
Soft99 Corp. (a)	5,100	33,502
Softbank Technology Corp. (a)	1,600	17,935
Software Service, Inc.	1,500	64,264
Sogo Medical Co., Ltd.	2,400	88,241
Sotoh Co., Ltd.	4,300	36,140
Space Co., Ltd.	5,800	66,112
Sparx Group Co., Ltd. (a)	35,900	84,615
SPK Corp.	2,500	45,536
SRA Holdings	3,700	89,520
Srg Takamiya Co., Ltd. (a)	5,200	21,640
ST Corp.	6,900	64,820
St. Marc Holdings Co., Ltd. (a)	5,500	152,329
Star Micronics Co., Ltd. (a)	12,600	163,738
Starts Corp., Inc.	5,800	111,933
Starzen Co., Ltd.	2,800	79,818
Stella Chemifa Corp.	5,600	92,278
Step Co., Ltd.	4,100	37,552
Studio Alice Co., Ltd.	2,900	51,128
Subaru Enterprise Co., Ltd.	1,000	3,640
Sugimoto & Co., Ltd.	3,800	45,345
Sumida Corp.	6,300	39,207
Suminoe Textile Co., Ltd.	23,000	65,793
Sumitomo Bakelite Co., Ltd.	84,000	349,690
Sumitomo Densetsu Co., Ltd.	7,700	99,195
Sumitomo Mitsui Construction Co., Ltd. (a)	260,300	244,459
Sumitomo Osaka Cement Co., Ltd.	150,000	551,135
Sumitomo Precision Products Co., Ltd. (a)	12,000	43,255
Sumitomo Real Estate Sales Co., Ltd.	5,960	136,548
Sumitomo Riko Co., Ltd. (a)	16,700	139,297
Sumitomo Seika Chemicals Co., Ltd. (a)	18,000	109,325
Sumitomo Warehouse Co., Ltd. (The)	53,000	280,123

Japan—(Continued)
Sun Frontier Fudousan Co., Ltd. (a)	7,600	55,685
Sun-Wa Technos Corp. (a)	3,900	31,793
Suncall Corp.	11,000	53,269
SWCC Showa Holdings Co., Ltd. (a) (c)	116,000	67,924
Systena Corp.	6,700	78,616
T Hasegawa Co., Ltd. (a)	9,100	117,563
T RAD Co., Ltd.	36,000	59,926
T&K Toka Co., Ltd. (a)	10,000	94,439
T-Gaia Corp.	8,400	95,286
Tabuchi Electric Co., Ltd.	8,900	55,306
Tachi-S Co., Ltd.	10,300	163,957
Tachibana Eletech Co., Ltd. (a)	5,640	61,578
Tadano, Ltd.	38,000	459,443
Taihei Dengyo Kaisha, Ltd. (a)	12,000	124,381
Taiheiyo Kouhatsu, Inc.	21,000	14,584
Taiho Kogyo Co., Ltd.	7,800	93,883
Taikisha, Ltd.	9,800	234,532
Taiko Bank, Ltd. (The) (a)	41,000	84,222
Taiko Pharmaceutical Co., Ltd. (a)	2,300	34,687
Taisei Lamick Co., Ltd. (a)	2,200	57,513
Taiyo Holdings Co., Ltd.	5,700	218,831
Taiyo Yuden Co., Ltd. (a)	26,600	367,670
Takachiho Koheki Co., Ltd. (a)	400	3,390
Takagi Securities Co., Ltd.	18,000	27,692
Takamatsu Construction Group Co., Ltd.	5,400	115,444
Takano Co., Ltd.	6,000	34,861
Takaoka Toko Co., Ltd.	5,365	67,983
Takara Holdings, Inc.	34,300	260,579
Takara Leben Co., Ltd. (a)	32,000	177,473
Takara Printing Co., Ltd.	3,100	34,085
Takara Standard Co., Ltd. (a)	39,000	297,008
Takasago International Corp.	6,400	152,852
Takasago Thermal Engineering Co., Ltd. (a)	20,900	305,863
Takashima & Co., Ltd.	25,000	45,781
Takata Corp. (a) (c)	14,300	95,229
Take And Give Needs Co., Ltd.	4,010	24,176
Takeei Corp. (a)	8,200	71,165
Takeuchi Manufacturing Co., Ltd.	11,100	224,902
Takihyo Co., Ltd.	13,000	54,015
Takiron Co., Ltd. (a)	21,000	108,863
Takisawa Machine Tool Co., Ltd.	22,000	29,030
Takuma Co., Ltd.	25,000	205,099
Tama Home Co., Ltd. (a)	8,500	30,757
Tamron Co., Ltd.	6,000	110,464
Tamura Corp.	26,000	76,999
Tanseisha Co., Ltd. (a)	11,750	94,991
TASAKI & Co., Ltd. (a)	800	10,855
Tatsuta Electric Wire and Cable Co., Ltd.	17,000	61,208
Tayca Corp.	12,000	58,032
TBK Co., Ltd. (a)	8,000	31,712
Teac Corp. (c)	40,000	17,745
TECHNO ASSOCIE Co., Ltd.	300	2,733
Techno Medica Co., Ltd. (a)	2,400	57,635
Techno Ryowa, Ltd.	4,800	28,455
Teikoku Electric Manufacturing Co., Ltd.	6,800	54,162
Teikoku Sen-I Co., Ltd. (a)	6,900	88,295
Teikoku Tsushin Kogyo Co., Ltd.	24,000	40,662

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Tenma Corp. (a)	6,200	$120,625
Teraoka Seisakusho Co., Ltd.	200	763
Tigers Polymer Corp.	2,200	13,536
TKC Corp.	7,600	202,359
Toa Corp. (a)	9,600	100,199
Toa Corp.	82,000	214,098
Toa Oil Co., Ltd.	32,000	39,703
TOA ROAD Corp.	18,000	65,555
Toabo Corp.	3,400	18,150
Toagosei Co., Ltd.	37,000	316,884
Tobishima Corp. (a) (c)	55,600	88,549
Tobu Store Co., Ltd.	11,000	27,775
TOC Co., Ltd.	18,000	157,513
Tocalo Co., Ltd.	4,800	98,961
Tochigi Bank, Ltd. (The)	45,000	256,551
Toda Corp.	81,000	431,611
Toda Kogyo Corp. (a)	11,000	29,117
Toei Animation Co., Ltd.	2,500	122,142
Toei Co., Ltd.	28,000	274,142
Toenec Corp. (a)	16,000	105,670
Toho Bank, Ltd. (The)	83,000	296,504
Toho Co., Ltd.	4,000	81,538
Toho Holdings Co., Ltd. (a)	20,600	500,781
Toho Zinc Co., Ltd. (a)	50,000	114,343
Tohoku Bank, Ltd. (The)	56,000	74,163
Tohokushinsha Film Corp.	4,800	33,207
Tohto Suisan Co., Ltd.	14,000	21,679
Tokai Carbon Co., Ltd. (a)	68,000	190,824
Tokai Corp.	3,900	111,438
TOKAI Holdings Corp.	34,500	161,148
Tokai Lease Co., Ltd.	16,000	29,705
Tokai Rika Co., Ltd.	8,800	216,535
Tokai Tokyo Financial Holdings, Inc.	2,500	15,186
Token Corp.	2,960	227,786
Toko, Inc. (a)	11,000	34,571
Tokushu Tokai Paper Co., Ltd. (a)	39,000	119,082
Tokuyama Corp. (a) (c)	106,000	229,817
Tokyo Dome Corp.	62,000	315,802
Tokyo Electron Device, Ltd. (a)	2,400	31,601
Tokyo Energy & Systems, Inc.	10,000	90,558
Tokyo Individualized Educational Institute, Inc.	5,000	26,954
Tokyo Keiki, Inc.	21,000	38,466
Tokyo Ohka Kogyo Co., Ltd.	13,100	413,658
Tokyo Rakutenchi Co., Ltd.	17,000	71,917
Tokyo Rope Manufacturing Co., Ltd. (a) (c)	46,000	76,442
Tokyo Sangyo Co., Ltd.	12,000	50,080
Tokyo Seimitsu Co., Ltd.	13,800	305,289
Tokyo Steel Manufacturing Co., Ltd.	36,800	228,169
Tokyo Tekko Co., Ltd.	17,000	75,708
Tokyo Theatres Co., Inc.	42,000	46,944
Tokyo TY Financial Group, Inc.	9,724	324,362
Tokyotokeiba Co., Ltd. (a)	31,000	69,146
Tokyu Recreation Co., Ltd. (a)	6,000	38,123
Toli Corp.	20,000	56,563
Tomato Bank, Ltd.	55,000	80,071
Tomen Devices Corp. (a)	1,500	24,033
Tomoe Corp.	12,500	37,645

Japan—(Continued)
Tomoe Engineering Co., Ltd.	2,100	27,692
Tomoegawa Co., Ltd.	12,000	21,223
Tomoku Co., Ltd.	31,000	73,438
TOMONY Holdings, Inc.	69,000	261,970
Tomy Co., Ltd.	24,400	159,497
Tonami Holdings Co., Ltd.	22,000	64,461
Toppan Forms Co., Ltd.	19,800	235,337
Topre Corp.	14,800	339,542
Topy Industries, Ltd.	91,000	203,151
Toridoll.corp	6,900	125,860
Torigoe Co., Ltd. (The) (a)	9,200	57,488
Torii Pharmaceutical Co., Ltd.	3,600	82,400
Torishima Pump Manufacturing Co., Ltd. (a)	9,700	79,932
Tosei Corp. (a)	13,200	83,174
Toshiba Machine Co., Ltd.	42,000	142,257
Toshiba Plant Systems & Services Corp.	14,100	155,663
Toshiba TEC Corp. (a)	13,000	46,341
Tosho Co., Ltd.	2,400	64,040
Tosho Printing Co., Ltd. (a)	14,000	61,563
Totetsu Kogyo Co., Ltd.	8,400	210,386
Tottori Bank, Ltd. (The)	37,000	66,327
Toukei Computer Co., Ltd.	1,400	25,843
Tow Co., Ltd.	3,600	20,187
Towa Bank, Ltd. (The)	115,000	102,108
Towa Corp. (a)	8,000	51,145
Towa Pharmaceutical Co., Ltd.	2,800	174,197
Toyo Construction Co., Ltd.	25,499	116,375
Toyo Corp. (a)	9,600	87,053
Toyo Denki Seizo - Toyo Electric Manufacturing Co., Ltd.	16,000	56,209
Toyo Engineering Corp. (a) (c)	38,000	97,294
Toyo Ink SC Holdings Co., Ltd.	76,000	310,523
Toyo Kanetsu KK	48,000	103,538
Toyo Kohan Co., Ltd.	16,000	56,016
Toyo Machinery & Metal Co., Ltd.	7,800	28,754
Toyo Securities Co., Ltd.	23,000	71,029
Toyo Sugar Refining Co., Ltd.	9,000	8,041
Toyo Tanso Co., Ltd. (a)	5,300	79,871
Toyo Wharf & Warehouse Co., Ltd. (a)	25,000	38,297
Toyobo Co., Ltd.	332,000	464,331
TPR Co., Ltd.	7,300	205,287
Trancom Co., Ltd.	2,300	127,451
Transcosmos, Inc.	8,100	207,398
Trusco Nakayama Corp.	7,200	279,177
Trust Tech, Inc.	1,500	32,406
TS Tech Co., Ltd.	2,600	67,225
TSI Holdings Co., Ltd. (a)	28,205	192,900
Tsubakimoto Chain Co.	47,000	361,203
Tsubakimoto Kogyo Co., Ltd. (a)	8,000	21,692
Tsudakoma Corp. (c)	16,000	16,054
Tsugami Corp. (a)	25,000	107,992
Tsukada Global Holdings, Inc. (a)	7,200	46,449
Tsukamoto Corp. Co., Ltd. (a)	21,000	21,719
Tsukishima Kikai Co., Ltd. (a)	8,600	77,965
Tsukuba Bank, Ltd. (The) (a)	34,500	114,806
Tsukui Corp. (a)	9,400	103,505
Tsumura & Co. (a)	6,600	183,012

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Tsurumi Manufacturing Co., Ltd.	6,100	$100,134
Tsutsumi Jewelry Co., Ltd.	3,800	78,219
TTK Co., Ltd. (a)	4,000	15,878
TV Tokyo Holdings Corp.	3,700	69,651
TYK Corp.	6,000	9,237
Tyo, Inc.	9,600	15,915
U-Shin, Ltd. (a)	10,600	65,044
UACJ Corp. (a)	110,850	258,974
Ube Industries, Ltd. (a)	229,000	483,306
Uchida Yoko Co., Ltd.	21,000	78,981
Ueki Corp.	11,000	25,134
UKC Holdings Corp. (a)	5,000	112,084
Ulvac, Inc.	15,600	440,659
Uniden Holdings Corp. (a)	25,000	29,669
Union Tool Co. (a)	3,400	93,205
Unipres Corp.	13,900	313,682
United Arrows, Ltd.	6,900	297,395
United Super Markets Holdings, Inc.	22,300	190,039
Unitika, Ltd. (c)	156,000	73,272
Universal Entertainment Corp. (a)	8,600	156,065
Unizo Holdings Co., Ltd. (a)	3,800	152,816
UNY Group Holdings Co., Ltd.	98,800	620,525
Usen Corp. (c)	41,400	118,878
Ushio, Inc.	39,000	537,918
UT Group Co., Ltd. (c)	9,800	47,251
Utoc Corp.	5,100	18,032
Valor Holdings Co., Ltd.	12,300	288,903
Village Vanguard Co., Ltd. (a)	2,300	30,585
Vital KSK Holdings, Inc.	14,200	115,465
Vitec Holdings Co., Ltd.	3,700	38,074
VT Holdings Co., Ltd.	27,500	162,942
Wacoal Holdings Corp.	29,000	346,337
Wacom Co., Ltd. (a)	49,500	196,888
Wakachiku Construction Co., Ltd. (a)	46,000	53,990
Wakamoto Pharmaceutical Co., Ltd. (a)	9,000	21,728
Wakita & Co., Ltd.	15,300	131,705
Warabeya Nichiyo Co., Ltd.	5,000	94,558
WATAMI Co., Ltd. (a) (c)	7,600	50,313
Weathernews, Inc.	2,300	78,229
Welcia Holdings Co., Ltd.	2,449	135,229
Wellnet Corp. (a)	2,300	58,735
West Holdings Corp. (a)	7,200	43,620
Wood One Co., Ltd. (a)	19,000	40,892
Wowow, Inc.	2,200	55,450
Xebio Holdings Co., Ltd.	8,700	163,926
Y. A. C. Co., Ltd.	4,900	37,487
Yachiyo Industry Co., Ltd.	3,900	36,241
Yahagi Construction Co., Ltd. (a)	10,900	74,477
Yaizu Suisankagaku Industry Co., Ltd.	4,400	37,857
YAMABIKO Corp.	12,800	107,262
Yamagata Bank, Ltd. (The) (a)	52,000	202,247
Yamaichi Electronics Co., Ltd. (a)	8,200	63,606
Yamanashi Chuo Bank, Ltd. (The) (a)	71,000	361,692
Yamatane Corp.	34,000	51,402
Yamato Corp.	9,000	36,270
Yamato International, Inc. (a)	6,700	22,990
Yamaya Corp.	1,150	20,626

Japan—(Continued)
Yamazawa Co., Ltd. (a)	1,000	14,071
Yamazen Corp.	19,500	178,288
Yaoko Co., Ltd.	5,200	217,544
Yashima Denki Co., Ltd. (a)	7,500	36,423
Yasuda Logistics Corp.	7,400	55,474
Yellow Hat, Ltd.	5,800	119,108
Yodogawa Steel Works, Ltd. (a)	7,600	152,212
Yokogawa Bridge Holdings Corp. (a)	12,800	146,972
Yokohama Reito Co., Ltd. (a)	18,600	163,000
Yokowo Co., Ltd.	7,900	38,414
Yomeishu Seizo Co., Ltd.	3,000	50,318
Yomiuri Land Co., Ltd.	13,000	43,133
Yondenko Corp.	8,000	29,344
Yondoshi Holdings, Inc. (a)	6,000	132,133
Yonekyu Corp.	800	16,666
Yorozu Corp.	7,900	179,744
Yoshinoya Holdings Co., Ltd. (a)	17,300	223,295
Yuasa Funashoku Co., Ltd.	13,000	38,298
Yuasa Trading Co., Ltd. (a)	6,700	165,444
Yuken Kogyo Co., Ltd.	17,000	35,326
Yuki Gosei Kogyo Co., Ltd. (a)	6,000	14,539
Yumeshin Holdings Co., Ltd. (a)	10,100	50,916
Yurtec Corp.	17,000	160,338
Yusen Logistics Co., Ltd.	7,100	95,308
Yushiro Chemical Industry Co., Ltd.	3,700	44,155
Yutaka Giken Co., Ltd.	600	13,097
Zappallas, Inc.	4,900	18,819
Zenrin Co., Ltd. (a)	9,100	185,167
Zensho Holdings Co., Ltd. (a)	33,900	426,569
ZERIA Pharmaceutical Co., Ltd. (a)	9,200	121,615
Zojirushi Corp. (a)	11,000	155,941
Zuiko Corp.	1,000	38,967
Zuken, Inc.	7,200	69,290

		163,864,546

Luxembourg—0.0%
d’Amico International Shipping S.A. (c)	60,320	45,326
L’Occitane International S.A.	53,500	103,317

		148,643

Macau—0.0%
Macau Legend Development, Ltd. (a) (c)	322,000	41,826

Netherlands—2.3%
Aalberts Industries NV	38,866	1,336,647
Accell Group	11,097	253,490
AMG Advanced Metallurgical Group NV (a)	12,258	119,870
Amsterdam Commodities NV	8,120	204,376
APERAM S.A. (c)	33,328	1,180,270
Arcadis NV	33,193	666,715
ASM International NV (a)	19,662	765,622
BE Semiconductor Industries NV	23,461	469,128
Beter Bed Holding NV	7,490	182,555
BinckBank NV	28,201	243,071
Boskalis Westminster	3,449	140,503
Brack Capital Properties NV (c)	442	27,614

See accompanying notes to financial statements.

MSF-28

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Netherlands—(Continued)
Brunel International NV (a)	10,850	$197,047
Corbion NV	21,805	527,847
Delta Lloyd NV (a)	87,542	514,250
DOCdata NV	1,139	4,333
Fugro NV (a) (c)	4,189	68,154
Gemalto NV	4,446	265,662
Heijmans NV (a) (c)	14,562	129,003
Hunter Douglas NV	2,423	95,137
KAS Bank NV	6,580	76,700
Kendrion NV	3,947	103,585
Koninklijke BAM Groep NV (c)	118,667	659,407
Koninklijke Ten Cate NV	16,042	417,625
Nederland Apparatenfabriek	2,384	79,757
Ordina NV (c)	44,115	50,726
PostNL NV (c)	162,817	615,619
QIAGEN NV (c)	46,244	1,251,122
SBM Offshore NV (a) (c)	72,035	915,806
Sligro Food Group NV	11,098	400,865
SNS REAAL NV (a) (b) (c) (d)	105,329	0
Telegraaf Media Groep NV (c)	13,542	55,051
TKH Group NV	17,476	710,283
TNT Express NV	150,990	1,277,674
TomTom NV (a) (c)	51,405	646,363
USG People NV	43,376	805,646
Van Lanschot NV	45	1,038
Wessanen	48,299	490,155

		15,948,716

New Zealand—1.4%
a2 Milk Co., Ltd. (a) (c)	134,580	170,604
Abano Healthcare Group, Ltd.	880	4,573
Air New Zealand, Ltd.	205,023	413,998
Briscoe Group, Ltd.	13,123	25,849
Chorus, Ltd. (a) (c)	123,561	329,176
Contact Energy, Ltd.	49,680	160,701
Diligent Corp. (c)	19,249	80,471
Ebos Group, Ltd.	46,233	434,980
Fisher & Paykel Healthcare Corp., Ltd.	260,892	1,583,655
Freightways, Ltd.	74,043	313,787
Genesis Energy, Ltd.	6,811	8,983
Hallenstein Glasson Holdings, Ltd.	19,012	43,950
Heartland Bank, Ltd. (a)	72,313	65,151
Hellaby Holdings, Ltd.	13,986	27,913
Infratil, Ltd.	290,106	647,655
Kathmandu Holdings, Ltd.	23,984	25,549
Mainfreight, Ltd.	37,244	390,944
Methven, Ltd.	19,898	15,643
Metlifecare, Ltd.	34,148	107,939
Michael Hill International, Ltd.	82,929	56,147
New Zealand Oil & Gas, Ltd. (c)	131,264	38,072
New Zealand Refining Co., Ltd. (The) (a)	27,432	70,297
Nuplex Industries, Ltd.	105,582	342,425
NZX, Ltd.	114,554	83,690
Opus International Consultants, Ltd.	4,000	3,416
Pacific Edge, Ltd. (c)	17,353	6,137
PGG Wrightson, Ltd.	58,545	16,567

New Zealand—(Continued)
Pike River Coal, Ltd. (b) (c) (d)	82,575	0
Port of Tauranga, Ltd. (a)	30,898	395,017
Restaurant Brands New Zealand, Ltd.	55,682	168,916
Rubicon, Ltd. (c)	9,922	1,934
Ryman Healthcare, Ltd.	152,639	886,440
Sanford, Ltd.	314	1,201
Skellerup Holdings, Ltd.	29,759	30,672
SKY Network Television, Ltd.	114,579	358,597
SKYCITY Entertainment Group, Ltd.	291,547	881,918
Summerset Group Holdings, Ltd.	17,434	48,539
TOWER, Ltd. (a)	59,836	77,583
Trade Me Group, Ltd.	132,253	377,218
TrustPower, Ltd.	13,980	74,522
Vector, Ltd.	151,308	327,521
Warehouse Group, Ltd. (The)	54,373	99,297
Xero, Ltd. (c)	20,773	280,324
Z Energy, Ltd.	3,706	17,092

		9,495,063

Norway—0.8%
ABG Sundal Collier Holding ASA	130,019	97,041
AF Gruppen ASA	945	14,908
Akastor ASA (a) (c)	13,919	19,000
Aker ASA - A Shares	871	16,103
American Shipping ASA (c)	12,027	35,951
Archer, Ltd. (c)	8,279	5,791
Atea ASA	22,644	186,943
Austevoll Seafood ASA	29,238	177,201
Biotec Pharmacon ASA (c)	10,494	15,294
Bonheur ASA	4,316	25,783
BW Offshore, Ltd.	108,665	31,116
Deep Sea Supply plc (c)	40,102	7,141
Det Norske Oljeselskap ASA (a) (c)	34,725	216,466
DOF ASA (c)	21,760	10,995
Ekornes ASA	11,636	129,940
Farstad Shipping ASA	6,040	10,375
Fred Olsen Energy ASA (a) (c)	4,442	17,191
Frontline, Ltd.	36,608	104,828
Ganger Rolf ASA	7,335	38,562
Grieg Seafood ASA	11,731	41,017
Hexagon Composites ASA	24,991	64,394
Hoegh LNG Holdings, Ltd. (a)	13,626	144,668
Kongsberg Automotive ASA (c)	185,093	129,844
Kvaerner ASA (a)	92,750	85,644
Leroy Seafood Group ASA	5,670	211,164
Nordic Semiconductor ASA (a) (c)	76,341	371,527
Norske Skogindustrier ASA (c)	101,549	30,352
Norwegian Air Shuttle A/S (a) (c)	8,166	297,175
Odfjell SE - A Shares (c)	1,949	6,217
Opera Software ASA (a)	21,316	120,639
Petroleum Geo-Services ASA	55,241	225,553
PhotoCure ASA (c)	5,477	25,868
ProSafe SE (a)	76,897	182,243
Q-Free ASA (c)	24,256	26,752
REC Silicon ASA (a) (c)	643,607	128,901
Salmar ASA	8,438	147,388

See accompanying notes to financial statements.

MSF-29

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Norway—(Continued)
Sevan Marine ASA (c)	16,466	$32,305
Solstad Offshore ASA	5,178	11,956
Songa Offshore (a) (c)	121,279	13,315
SpareBank 1 SMN	40,946	232,661
SpareBank 1 SR Bank ASA	4,926	21,747
Stolt-Nielsen, Ltd.	5,818	69,225
Storebrand ASA (c)	52,915	206,590
Tomra Systems ASA	49,931	537,858
Veidekke ASA	57,200	700,142
Wilh Wilhelmsen ASA (a)	21,003	83,365
Wilh Wilhelmsen Holding ASA - Class A	4,777	72,172

		5,381,311

Philippines—0.0%
Del Monte Pacific, Ltd. (c)	77,636	21,057

Portugal—0.5%
Altri SGPS S.A.	49,174	254,791
Banco BPI S.A. (c)	181,563	214,886
Banco Comercial Portugues S.A. - Class R (a) (c)	10,046,492	528,978
Banco Espirito Santo S.A. (b) (c) (d)	89,078	0
CTT-Correios de Portugal S.A.	2,661	25,580
Mota-Engil SGPS S.A. (a)	40,942	85,476
NOS SGPS S.A.	101,535	798,549
Novabase SGPS S.A.	7,827	17,959
Portucel S.A.	186,888	726,969
REN - Redes Energeticas Nacionais SGPS S.A.	94,602	285,780
Sonae Industria SGPS S.A. (c)	2,595,000	22,561
Sonae SGPS S.A.	280,308	318,538
Teixeira Duarte S.A.	59,382	20,195

		3,300,262

Singapore—1.2%
Abterra, Ltd. (c)	51,720	15,320
ASL Marine Holdings, Ltd.	105,000	26,289
Ausgroup, Ltd. (a) (c)	143,000	15,422
Baker Technology, Ltd.	166,000	21,785
Banyan Tree Holdings, Ltd. (a)	155,000	42,495
Biosensors International Group, Ltd. (c)	473,000	270,083
Bonvests Holdings, Ltd.	18,000	15,553
Boustead Projects, Ltd. (c)	24,607	12,890
Boustead Singapore, Ltd.	82,025	48,229
Breadtalk Group, Ltd.	37,000	29,394
Broadway Industrial Group, Ltd. (c)	156,399	17,207
Bukit Sembawang Estates, Ltd.	72,000	227,842
Bund Center Investment, Ltd. (c)	552,000	67,871
Centurion Corp., Ltd.	38,000	10,425
China Aviation Oil Singapore Corp., Ltd.	153,600	76,803
China Merchants Holdings Pacific, Ltd.	117,600	72,455
Chip Eng Seng Corp., Ltd.	157,000	78,361
Chuan Hup Holdings, Ltd.	125,000	25,550
Cordlife Group, Ltd. (a)	39,000	39,949
Cosco Corp. Singapore, Ltd. (a) (d)	477,000	154,750
Creative Technology, Ltd.	22,600	17,472
CSE Global, Ltd.	197,000	63,822

Singapore—(Continued)
CW Group Holdings, Ltd. (a)	106,000	46,611
CWT, Ltd. (a)	81,000	109,479
Datapulse Technology, Ltd.	35,333	5,649
Delong Holdings, Ltd. (c)	91,000	5,263
DMX Technologies Group, Ltd. (b) (c) (d)	186,000	14,299
Dyna-Mac Holdings, Ltd.	98,000	9,899
Elec & Eltek International Co., Ltd.	23,000	17,825
Eu Yan Sang International, Ltd.	90,000	26,394
Ezion Holdings, Ltd. (a)	397,100	169,199
Ezra Holdings, Ltd. (a) (c)	1,000,703	69,487
Far East Orchard, Ltd.	74,044	77,096
First Resources, Ltd. (a)	86,700	117,043
First Sponsor Group, Ltd.	8,628	7,665
FJ Benjamin Holdings, Ltd. (c)	106,000	5,457
Food Empire Holdings, Ltd. (c)	54,000	7,845
Fragrance Group, Ltd. (a)	905,500	127,732
Gallant Venture, Ltd. (c)	126,000	19,127
Geo Energy Resources, Ltd. (a) (c)	155,000	15,322
GK Goh Holdings, Ltd.	12,000	6,859
GL, Ltd.	188,000	115,907
Global Premium Hotels, Ltd. (a)	73,200	16,764
GMG Global, Ltd. (a) (c)	202,200	44,667
Golden Agri-Resources, Ltd. (a)	193,600	46,121
Golden Energy & Resources, Ltd. (b) (c) (d)	8,539	1,807
GuocoLand, Ltd.	28,000	35,526
Hanwell Holdings, Ltd. (c)	19,000	3,500
Hi-P International, Ltd.	99,500	34,602
Hiap Hoe, Ltd. (d)	58,000	28,225
HLH Group, Ltd. (c)	1,066,000	6,830
Ho Bee Land, Ltd.	87,000	123,873
Hong Fok Corp., Ltd.	133,400	67,698
Hong Leong Asia, Ltd.	41,000	22,491
Hotel Grand Central, Ltd.	1,000	832
Hour Glass, Ltd. (The)	129,000	71,258
HTL International Holdings, Ltd. (b) (c)	69,000	33,126
Hwa Hong Corp., Ltd.	138,000	29,164
Hyflux, Ltd. (a)	179,500	71,111
Indofood Agri Resources, Ltd.	152,000	52,340
Innovalues, Ltd.	64,000	35,607
Interplex Holdings, Ltd.	21,000	11,585
Interra Resources, Ltd. (c)	103,000	6,052
IPC Corp., Ltd.	29,600	40,959
k1 Ventures, Ltd.	80,800	53,039
Keppel Infrastructure Trust (a)	549,659	197,355
Keppel Telecommunications & Transportation, Ltd.	44,000	44,992
Koh Brothers Group, Ltd.	97,000	20,782
Lian Beng Group, Ltd.	157,000	55,754
Low Keng Huat Singapore, Ltd.	122,600	51,734
Lum Chang Holdings, Ltd.	115,000	29,588
M1, Ltd.	64,400	123,239
Marco Polo Marine, Ltd. (c) (d)	51,000	7,194
Mermaid Maritime PCL	136,000	14,324
Metro Holdings, Ltd.	141,600	85,606
Mewah International, Inc.	110,000	27,122
Midas Holdings, Ltd.	452,000	92,269
Nam Cheong, Ltd. (a)	321,000	30,357

See accompanying notes to financial statements.

MSF-30

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Singapore—(Continued)
Neptune Orient Lines, Ltd. (a) (c)	216,300	$187,234
NSL, Ltd.	15,000	15,437
OKH Global, Ltd. (c)	15,700	7,249
Olam International, Ltd.	45,700	58,477
OSIM International, Ltd. (a)	85,000	64,566
Otto Marine, Ltd. (a) (c)	26,099	5,202
Overseas Union Enterprise, Ltd. (a)	174,000	219,498
Oxley Holdings, Ltd. (a)	155,000	47,971
Pan-United Corp., Ltd.	43,000	17,798
Penguin International, Ltd.	193,000	19,358
Petra Foods, Ltd.	66,000	97,697
QAF, Ltd.	110,967	82,560
Raffles Education Corp., Ltd.	470,374	84,612
Raffles Medical Group, Ltd.	48,497	142,101
Rickmers Maritime	110,000	7,573
Riverstone Holdings, Ltd.	20,000	33,824
Rotary Engineering, Ltd.	85,000	20,981
Roxy-Pacific Holdings, Ltd.	85,750	29,029
S I2I, Ltd. (c)	4,353	2,947
SATS, Ltd. (a)	100,500	272,105
SBS Transit, Ltd.	40,500	55,325
Sembcorp Marine, Ltd. (a)	12,500	15,341
Sheng Siong Group, Ltd.	191,000	112,960
SHS Holdings, Ltd.	47,000	9,605
SIIC Environment Holdings, Ltd. (c)	51,400	27,624
Sim Lian Group, Ltd. (a) (d)	121,500	65,531
Sinarmas Land, Ltd.	735,000	240,051
Sing Holdings, Ltd.	82,000	19,088
Singapore Post, Ltd. (a)	239,600	276,880
Singapore Reinsurance Corp., Ltd.	1,000	229
Sino Grandness Food Industry Group, Ltd. (a) (c)	84,000	21,587
SMRT Corp., Ltd. (a)	175,000	184,996
Stamford Land Corp., Ltd.	278,000	99,706
Sunningdale Tech, Ltd.	60,600	39,946
SunVic Chemical Holdings, Ltd. (c)	51,000	6,543
Super Group, Ltd.	143,000	84,127
Swiber Holdings, Ltd. (a) (c)	117,749	16,819
Swissco Holdings, Ltd. (a)	84,000	13,214
Tuan Sing Holdings, Ltd.	169,000	38,578
UMS Holdings, Ltd.	93,000	33,775
United Engineers, Ltd.	138,000	193,334
United Overseas Insurance, Ltd.	4,000	13,146
UOB-Kay Hian Holdings, Ltd.	131,440	130,081
UOL Group, Ltd.	34,300	150,414
UPP Holdings, Ltd.	46,000	5,713
Vard Holdings, Ltd. (a) (c)	203,000	33,923
Venture Corp., Ltd.	97,000	560,982
Vibrant Group, Ltd.	47,600	11,841
Vicom, Ltd.	2,000	8,490
Wee Hur Holdings, Ltd.	85,000	16,121
Wheelock Properties Singapore, Ltd.	58,000	59,695
Wing Tai Holdings, Ltd. (a)	159,621	197,260
Yeo Hiap Seng, Ltd.	19,712	18,629
YHI International, Ltd.	78,000	10,452
Yongnam Holdings, Ltd. (c)	161,250	42,647

		8,172,490

Spain—2.0%
Acciona S.A.	7,188	611,606
Acerinox S.A. (a)	66,969	679,174
Adveo Group International S.A.	6,292	43,662
Almirall S.A.	20,336	410,698
Amper S.A. (c)	12,087	1,676
Atresmedia Corp. de Medios de Comunicacion S.A.	21,362	226,392
Azkoyen S.A.	1,608	7,848
Baron de Ley (c)	1,139	137,081
Bolsas y Mercados Espanoles S.A. (a)	27,936	940,376
Caja de Ahorros del Mediterraneo (a) (b) (c) (d)	14,621	0
Cementos Portland Valderrivas S.A. (c)	4,058	22,814
Cie Automotive S.A. (a)	17,266	289,045
Construcciones y Auxiliar de Ferrocarriles S.A.	588	163,045
Distribuidora Internacional de Alimentacion S.A. (a) (c)	184,598	1,084,523
Duro Felguera S.A. (a)	27,756	39,499
Ebro Foods S.A.	25,801	507,102
Elecnor S.A.	11,262	101,624
Ence Energia y Celulosa S.A	61,968	233,075
Ercros S.A. (c)	60,314	40,376
Faes Farma S.A.	163,845	490,739
Fluidra S.A.	12,850	43,720
Fomento de Construcciones y Contratas S.A. (a) (c)	35,459	268,637
Gamesa Corp. Tecnologica S.A.	69,346	1,189,346
Grupo Catalana Occidente S.A.	21,149	734,484
Grupo Ezentis S.A. (c)	39,717	21,460
Iberpapel Gestion S.A.	600	11,221
Indra Sistemas S.A. (a) (c)	39,802	374,043
Inmobiliaria Colonial S.A. (c)	229,767	159,592
Laboratorios Farmaceuticos Rovi S.A.	6,104	95,092
Mediaset Espana Comunicacion S.A.	49,361	534,624
Melia Hotels International S.A. (a)	21,300	280,492
Miquel y Costas & Miquel S.A.	4,480	169,866
NH Hotel Group S.A. (c)	69,951	380,931
Nmas1 Dinamia S.A.	3,678	31,128
Obrascon Huarte Lain S.A. (a)	35,775	203,529
Papeles y Cartones de Europa S.A.	20,612	116,207
Pescanova S.A. (a) (b) (c) (d)	7,446	0
Pharma Mar S.A. (a) (c)	72,263	197,115
Prim S.A.	3,013	29,505
Promotora de Informaciones S.A. - Class A (a) (c)	13,933	78,385
Prosegur Cia de Seguridad S.A.	54,905	253,493
Quabit Inmobiliaria S.A. (c)	425,365	23,012
Realia Business S.A. (c)	74,911	62,088
Sacyr S.A. (a)	107,800	210,747
Solaria Energia y Medio Ambiente S.A. (a) (c)	19,439	14,793
Tecnicas Reunidas S.A. (a)	11,115	418,077
Telecomunicaciones y Energia S.A. (c)	13,592	17,094
Tubacex S.A. (a)	28,250	53,312
Tubos Reunidos S.A. (a)	21,752	13,745
Urbas Grupo Financiero S.A. (c)	887,506	9,626
Vidrala S.A. (a)	7,952	402,538
Viscofan S.A.	14,797	892,741
Vocento S.A. (c)	10,923	17,516
Zardoya Otis S.A. (a)	4,479	52,188

		13,390,702

See accompanying notes to financial statements.

MSF-31

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—3.5%
AAK AB (a)	11,380	$839,498
Acando AB	32,705	66,451
AddNode Group AB	1,849	13,374
AddTech AB - B Shares (a)	28,030	476,071
AF AB - B Shares	24,002	406,240
Arise AB (c)	4,852	11,060
Atrium Ljungberg AB - B Shares	5,167	81,321
Avanza Bank Holding AB	7,660	332,476
B&B Tools AB - B Shares	12,796	186,058
BE Group AB (c)	39,235	6,895
Beijer Alma AB	9,404	242,949
Beijer Electronics AB	5,229	33,676
Beijer Ref AB	6,405	151,997
Betsson AB (a) (c)	27,465	502,830
Bilia AB - A Shares	21,486	486,518
Billerud AB	55,214	1,020,677
BioGaia AB - B Shares	5,094	168,808
Biotage AB	15,339	44,718
Bjorn Borg AB (c)	9,936	36,820
Bulten AB (a)	2,144	20,700
Bure Equity AB	17,448	141,801
Byggmax Group AB	18,326	188,359
Castellum AB	50,334	713,330
Clas Ohlson AB - B Shares	16,271	294,711
Cloetta AB - B Shares (c)	92,493	305,198
Concentric AB	27,465	345,391
Concordia Maritime AB - B Shares (c)	4,217	9,661
Dios Fastigheter AB	17,696	127,980
Doro AB (c)	3,391	24,853
Duni AB	15,028	250,640
East Capital Explorer AB (c)	7,088	42,472
Eniro AB (a) (c)	223,372	24,427
Fabege AB	48,889	803,859
Fagerhult AB	6,390	119,465
Fastighets AB Balder - B Shares (c)	36,044	888,322
Gunnebo AB	12,816	68,276
Haldex AB	17,698	165,162
Hemfosa Fastigheter AB	5,511	60,872
HIQ International AB (a) (c)	25,890	155,956
HMS Networks AB	709	20,529
Holmen AB - B Shares	15,352	472,435
Hufvudstaden AB - A Shares	15,492	219,368
Indutrade AB (a)	8,907	501,911
Intrum Justitia AB	21,993	748,184
JM AB	23,748	704,710
KappAhl AB (a)	29,980	108,806
Karolinska Development AB - Class B (a) (c)	7,514	8,517
Klovern AB - B Shares (a)	114,185	127,903
Know It AB	9,489	63,319
Kungsleden AB	47,047	334,313
Lagercrantz Group AB - B Shares	24,681	229,546
Lindab International AB (a)	21,316	158,392
Loomis AB - Class B	25,196	784,238
Medivir AB - B Shares (c)	10,470	80,990
Mekonomen AB	9,225	188,402
Modern Times Group MTG AB - B Shares (a)	9,830	250,812
MQ Holding AB	9,112	53,134

Sweden—(Continued)
Mycronic AB (a)	46,878	454,075
Nederman Holding AB	932	28,128
Net Insight AB - Class B (c)	143,837	140,613
NetEnt AB (c)	9,033	523,115
New Wave Group AB - B Shares (a)	15,773	64,122
Nibe Industrier AB - B Shares (a)	27,856	935,239
Nobia AB	51,796	647,291
Nolato AB - B Shares	9,452	287,892
Nordnet AB - B Shares	33,249	159,892
OEM International AB - B Shares	498	8,336
Peab AB	53,219	407,550
Pricer AB - B Shares (c)	32,212	36,091
Proact IT Group AB	4,203	69,000
Proffice AB - B Shares	23,058	67,698
Ratos AB - B Shares (a)	40,725	234,836
Rezidor Hotel Group AB	37,700	139,405
Saab AB - Class B (a)	22,997	706,132
Sagax AB - Class B	14,540	123,204
SAS AB (a) (c)	41,924	121,087
Sectra AB - B Shares (c)	4,644	63,654
Semcon AB	5,540	27,733
SkiStar AB	9,076	132,775
SSAB AB (Helsinki Exchange) - A Shares (a) (c)	27,650	73,413
SSAB AB (Helsinki Exchange) - B Shares (a) (c)	70,586	156,179
SSAB AB (Stockholm Exchange) - A Shares (a) (c)	45,510	120,065
SSAB AB (Stockholm Exchange) - B Shares (a) (c)	24,047	53,274
Sweco AB - B Shares (a)	29,847	438,643
Systemair AB	4,286	54,276
Transcom Worldwide AB (c)	1,837	18,862
Tribona AB	10,192	51,720
Unibet Group plc	10,732	1,094,991
Vitrolife AB	4,321	147,164
Wallenstam AB - B Shares (a)	64,604	516,758
Wihlborgs Fastigheter AB	31,241	630,322

		23,648,916

Switzerland—5.0%
AFG Arbonia-Forster Holding AG (c)	10,560	106,061
Allreal Holding AG (c)	3,866	515,002
Alpiq Holding AG (a) (c)	156	16,328
APG SGA S.A.	647	249,574
Ascom Holding AG	19,382	308,344
Autoneum Holding AG (c)	2,052	410,403
Bachem Holding AG - Class B	1,074	55,666
Baloise Holding AG	5,667	718,642
Bank Coop AG	2,772	115,927
Banque Cantonale de Geneve	375	97,514
Banque Cantonale Vaudoise	739	466,843
Basler Kantonalbank	130	8,901
Belimo Holding AG (a)	215	525,415
Bell AG	56	189,384
Bellevue Group AG	2,584	38,437
Berner Kantonalbank AG (a)	1,950	371,868
BKW AG	4,798	181,872
Bobst Group S.A.	5,636	235,681
Bossard Holding AG - Class A (a) (c)	3,458	376,280

See accompanying notes to financial statements.

MSF-32

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Switzerland—(Continued)
Bucher Industries AG (a)	3,522	$792,819
Burckhardt Compression Holding AG (a)	1,451	444,973
Burkhalter Holding AG	1,554	168,315
Calida Holding AG (c)	2,002	64,022
Carlo Gavazzi Holding AG	48	10,262
Cembra Money Bank AG (c)	632	40,559
Cham Paper Holding AG (c)	113	29,134
Charles Voegele Holding AG (a) (c)	4,263	38,161
Cicor Technologies (c)	644	16,216
Cie Financiere Tradition S.A.	557	36,748
Clariant AG (c)	41,461	783,933
Coltene Holding AG	1,326	80,361
Conzzeta AG	292	186,199
Daetwyler Holding AG	3,298	471,194
DKSH Holding AG (a) (c)	745	46,701
dorma+kaba Holding AG - Class B	1,194	810,123
Dufry AG (c)	7,416	879,593
Edmond de Rothschild Suisse S.A.	3	49,720
EFG International AG (a) (c)	20,307	213,302
Emmi AG (c)	1,190	534,322
Energiedienst Holding AG (c)	3,017	73,079
Feintool International Holding AG (c)	684	60,091
Fenix Outdoor International AG	384	18,585
FIH Mobile, Ltd.	110,000	41,927
Flughafen Zuerich AG	1,589	1,191,893
Forbo Holding AG (c)	819	959,936
GAM Holding AG (c)	68,723	1,141,102
Gategroup Holding AG (c)	10,889	478,861
Georg Fischer AG	1,730	1,166,812
Gurit Holding AG (c)	292	164,993
Helvetia Holding AG	2,402	1,352,538
Highlight Communications AG (c)	7,829	47,596
HOCHDORF Holding AG (c)	117	19,723
Huber & Suhner AG	5,559	256,191
Implenia AG	8,148	413,288
Inficon Holding AG (c)	881	281,023
Interroll Holding AG (c)	265	226,387
Intershop Holding AG	561	225,484
Jungfraubahn Holding AG	85	8,049
Kardex AG (c)	2,548	197,724
Komax Holding AG	1,485	287,451
Kudelski S.A. (a)	13,221	190,079
Kuoni Reisen Holding AG (a) (c)	1,515	421,513
LEM Holding S.A.	312	234,699
Liechtensteinische Landesbank AG	2,973	106,136
LifeWatch AG (c)	1,912	32,229
Logitech International S.A.	59,506	910,892
Luzerner Kantonalbank AG (a)	1,489	560,274
MCH Group AG	831	51,811
Metall Zug AG - B Shares	65	163,467
Meyer Burger Technology AG (a) (c)	24,493	145,349
Micronas Semiconductor Holding AG (c)	11,059	81,718
Mikron Holding AG (c)	474	2,802
Mobilezone Holding AG	10,014	142,976
Mobimo Holding AG (a) (c)	3,098	686,246
OC Oerlikon Corp. AG (c)	74,629	661,450
Orascom Development Holding AG (c)	5,250	53,708

Switzerland—(Continued)
Orell Fuessli Holding AG (c)	428	47,823
Oriflame Holding AG (a) (c)	4,387	70,451
Orior AG (c)	2,240	136,073
Panalpina Welttransport Holding AG (a)	2,641	293,323
Phoenix Mecano AG	337	156,758
Plazza AG - Class A (c)	292	57,738
PSP Swiss Property AG (c)	9,560	837,302
Rieter Holding AG (c)	1,437	268,116
Romande Energie Holding S.A.	111	106,190
Schaffner Holding AG (c)	238	56,880
Schmolz & Bickenbach AG (c)	161,565	80,320
Schweiter Technologies AG	381	321,834
Siegfried Holding AG (a) (c)	1,665	325,179
St. Galler Kantonalbank AG - Class A (a)	1,175	422,017
Straumann Holding AG	4,106	1,239,764
Sulzer AG	2,848	267,819
Swiss Prime Site AG (c)	7,861	613,845
Swissquote Group Holding S.A. (a)	3,968	100,105
Tamedia AG	904	154,239
Tecan Group AG	2,995	485,661
Temenos Group AG (c)	24,817	1,281,996
Tornos Holding AG (c)	3,719	11,001
U-Blox AG (c)	3,324	708,679
Valiant Holding AG	5,102	599,044
Valora Holding AG (c)	1,316	274,244
Vaudoise Assurances Holding S.A.	531	274,841
Vetropack Holding AG	88	136,821
Von Roll Holding AG (c)	7,038	4,673
Vontobel Holding AG	10,466	494,515
VP Bank AG	358	29,282
VZ Holding AG	86	25,325
Walliser Kantonalbank	116	94,562
Walter Meier AG (a)	872	31,931
Ypsomed Holding AG (c)	1,609	231,672
Zehnder Group AG	4,642	177,236
Zug Estates Holding AG - B Shares (c)	83	119,582
Zuger Kantonalbank AG	68	317,631

		34,597,353

United Arab Emirates—0.0%
Lamprell plc (c)	100,553	147,372

United Kingdom—18.9%
4imprint Group plc	6,953	130,156
888 Holdings plc	43,367	116,428
A.G.BARR plc	43,047	338,192
Acacia Mining plc (a)	56,954	151,153
Acal plc	10,523	43,129
Afren plc (a) (b) (c) (d)	251,096	25
Air Partner plc	992	6,073
Amec Foster Wheeler plc	59,960	378,616
Amlin plc	215,965	2,111,566
Anglo Pacific Group plc	35,633	30,468
Anglo-Eastern Plantations plc	4,252	33,324
Arrow Global Group plc	3,319	12,903
Ashmore Group plc (a)	105,606	398,774

See accompanying notes to financial statements.

MSF-33

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Atrium European Real Estate, Ltd. (c)	114,274	$442,359
AVEVA Group plc	4,501	106,756
Avon Rubber plc	10,973	160,368
Balfour Beatty plc (c)	272,534	1,080,169
BBA Aviation plc	419,362	1,168,465
Beazley plc	227,019	1,306,753
Bellway plc	55,252	2,303,975
Berendsen plc	71,247	1,126,732
Berkeley Group Holdings plc	3,094	168,124
Betfair Group plc	14,945	857,611
BGEO Group plc	6,261	175,429
Bioquell plc	5,000	10,430
Bloomsbury Publishing plc	25,349	56,176
Bodycote plc	101,186	844,346
Booker Group plc	440,978	1,178,349
Bovis Homes Group plc	60,601	904,981
Braemar Shipping Services plc	7,120	46,775
Brammer plc (a)	36,027	96,723
Brewin Dolphin Holdings plc	143,539	655,952
British Polythene Industries plc	10,947	111,763
Britvic plc	99,017	1,060,046
BTG plc (a) (c)	51,257	518,798
Bwin.Party Digital Entertainment plc (a)	264,239	504,503
Cable & Wireless Communications plc	940,565	1,021,496
Cairn Energy plc (c)	165,216	383,611
Cape plc	51,292	177,769
Capital & Counties Properties plc	42,061	273,013
Carclo plc	16,990	31,782
Carillion plc (a)	154,968	687,900
Carr’s Group plc	15,540	35,280
Castings plc	1,484	10,392
Centamin plc	342,133	324,442
Centaur Media plc	92,526	96,535
Chemring Group plc	85,250	237,861
Chesnara plc	56,561	279,273
Cineworld Group plc	70,599	584,803
Clarkson plc	4,101	135,873
Close Brothers Group plc	58,401	1,149,153
Cobham plc	363,956	1,510,767
Communisis plc	57,478	34,723
Computacenter plc	33,426	420,653
Connect Group plc	113,354	280,683
Consort Medical plc (a)	23,287	396,463
Costain Group plc	21,151	116,293
Cranswick plc	21,978	620,295
Creston plc	5,272	9,714
Daily Mail & General Trust plc - Class A	112,994	1,160,551
Dairy Crest Group plc	62,645	627,785
Darty plc	135,252	205,389
De La Rue plc (a)	25,638	167,352
Debenhams plc	392,003	420,990
Dechra Pharmaceuticals plc	29,807	480,126
Devro plc	61,396	262,499
Dignity plc	22,395	839,337
Diploma plc	50,006	559,698
Domino’s Pizza Group plc	49,248	762,697
Drax Group plc (a)	137,597	495,092

United Kingdom—(Continued)
DS Smith plc	336,909	1,965,444
Dunelm Group plc (a)	12,749	176,652
E2V Technologies plc	74,152	245,808
Electrocomponents plc (a)	174,930	611,832
Elementis plc	171,004	576,411
EnQuest plc (a) (c)	429,925	120,259
Enterprise Inns plc (c)	256,620	420,432
Essentra plc	78,989	959,279
Euromoney Institutional Investor plc	14,736	216,019
Evraz plc (c)	60,200	64,413
Fenner plc	78,996	166,392
Ferrexpo plc	36,701	11,598
Fidessa Group plc	18,229	537,492
Findel plc (c)	17,439	51,446
Firstgroup plc (c)	412,049	647,698
Foxtons Group plc	7,158	19,784
Fuller Smith & Turner plc - Class A	7,667	135,983
Galliford Try plc	39,495	887,476
Gem Diamonds, Ltd.	35,552	68,893
Genus plc	26,031	594,964
Go-Ahead Group plc	18,671	734,321
Grainger plc	4,636	15,883
Greene King plc	121,167	1,653,499
Greggs plc	41,552	804,534
Halfords Group plc	99,977	491,662
Halma plc	135,194	1,713,484
Hansard Global plc	2,566	4,273
Hays plc	537,575	1,149,853
Headlam Group plc	56,817	420,007
Helical Bar plc	63,391	443,380
Henderson Group plc	414,124	1,872,018
Henry Boot plc	1,476	4,876
Hill & Smith Holdings plc	46,114	514,045
Hilton Food Group plc	1,888	14,920
Hiscox, Ltd.	106,215	1,649,468
Hochschild Mining plc (a) (c)	68,421	48,614
Hogg Robinson Group plc	72,262	75,749
Home Retail Group plc	295,917	431,689
HomeServe plc	138,257	842,242
Howden Joinery Group plc	240,144	1,863,225
Hunting plc	34,598	156,479
Huntsworth plc	31,310	18,226
ICAP plc	200,242	1,503,203
IG Group Holdings plc	127,101	1,496,507
Imagination Technologies Group plc (a) (c)	46,403	91,096
IMI plc	16,795	211,875
Inchcape plc	161,511	1,856,984
Indivior plc	4,713	13,044
Informa plc	200,218	1,807,990
Intermediate Capital Group plc	29,783	275,045
International Personal Finance plc	79,366	337,564
Interserve plc	69,361	531,190
IP Group plc (c)	139,902	421,937
ITE Group plc	58,016	134,842
James Fisher & Sons plc	20,005	344,451
Jardine Lloyd Thompson Group plc	56,771	773,884
JD Sports Fashion plc	33,766	518,097

See accompanying notes to financial statements.

MSF-34

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
JD Wetherspoon plc (a)	40,891	$450,667
John Menzies plc	14,551	88,993
John Wood Group plc	122,821	1,101,374
Johnston Press plc (c)	4,425	3,285
Jupiter Fund Management plc	111,316	735,994
KAZ Minerals plc (a) (c)	44,157	66,355
Kcom Group plc	240,465	409,246
Keller Group plc	25,571	313,490
Kier Group plc	24,077	493,174
Ladbrokes plc	312,983	551,080
Laird plc	150,399	786,057
Lancashire Holdings, Ltd. (a)	58,171	538,289
Laura Ashley Holdings plc	25,157	9,976
Lavendon Group plc	44,306	96,794
Lookers plc	131,372	357,000
Low & Bonar plc	37,972	37,116
LSL Property Services plc	7,542	31,683
Man Group plc	598,620	1,535,472
Marshalls plc	63,336	303,346
Marston’s plc (a)	328,476	805,667
McBride plc (c)	87,417	213,273
Mears Group plc	41,542	286,543
Melrose Industries plc	379,171	1,617,918
Michael Page International plc	84,971	606,240
Micro Focus International plc	55,820	1,310,493
Millennium & Copthorne Hotels plc	72,551	494,787
Mitchells & Butlers plc	67,625	343,976
Mitie Group plc	137,149	628,124
Moneysupermarket.com Group plc	143,669	776,026
Morgan Advanced Materials plc	139,633	504,666
Morgan Sindall Group plc	17,569	191,652
Mothercare plc (a) (c)	51,119	165,754
N Brown Group plc (a)	73,957	337,032
National Express Group plc	225,819	1,107,482
NCC Group plc	76,130	336,923
New World Resources plc - A Shares (c)	11,898	36
Northgate plc	48,315	280,184
Novae Group plc	22,502	296,295
Ophir Energy plc (c)	49,401	71,310
Oxford Instruments plc	13,946	157,363
Pace plc (b)	170,988	1,047,101
PayPoint plc	21,247	288,569
Pendragon plc	345,188	237,606
Pennon Group plc	139,688	1,771,904
Petra Diamonds, Ltd.	152,603	197,310
Petrofac, Ltd.	10,268	120,306
Petropavlovsk plc (c)	68,962	6,627
Phoenix Group Holdings	51,559	696,547
Photo-Me International plc	27,274	60,711
Playtech plc	53,689	657,482
Premier Farnell plc	123,033	177,728
Premier Foods plc (c)	334,879	193,653
Premier Oil plc (c)	172,107	122,749
Punch Taverns plc (c)	16,132	30,444
PZ Cussons plc	102,110	428,499
QinetiQ Group plc	183,469	729,398
Rank Group plc	29,633	124,485

United Kingdom—(Continued)
Rathbone Brothers plc	21,429	694,809
Raven Russia, Ltd. (c)	82,716	49,396
REA Holdings plc	1,120	4,323
Redrow plc	166,873	1,151,420
Regus plc	206,169	1,006,903
Renishaw plc	17,538	485,769
Renold plc (c)	64,766	54,201
Rentokil Initial plc	757,972	1,777,108
Restaurant Group plc (The)	78,489	789,870
Rexam plc	74,000	656,424
Ricardo plc	13,452	179,371
Rightmove plc	34,225	2,068,588
RM plc (a)	43,283	105,454
Robert Walters plc	14,599	77,377
Rotork plc (a)	286,300	769,815
RPC Group plc	113,085	1,387,109
RPS Group plc	100,537	350,993
Savills plc	69,739	905,992
SDL plc	33,826	207,821
Senior plc	166,890	564,663
Sepura plc	11,245	30,316
Serco Group plc (c)	29,745	41,401
Severfield plc	98,696	94,676
Shanks Group plc	160,917	227,730
SIG plc	252,797	531,118
Skyepharma plc (c)	16,528	96,426
Soco International plc	50,968	110,519
Spectris plc (a)	44,465	1,178,451
Speedy Hire plc	205,988	125,838
Spirax-Sarco Engineering plc	24,139	1,162,848
Spirent Communications plc (a)	240,086	252,954
Sportech plc (c)	20,264	17,799
St. Ives plc	36,663	121,135
St. Modwen Properties plc	94,644	577,285
Stagecoach Group plc	135,346	589,253
Stallergenes Greer plc (c)	569	19,785
STERIS plc	13,325	1,003,906
Sthree plc	35,906	172,309
Stobart Group, Ltd.	7,112	11,219
SuperGroup plc (c)	18,185	441,144
Synthomer plc	163,534	761,655
TalkTalk Telecom Group plc (a)	188,301	600,035
Tate & Lyle plc	139,162	1,226,397
Ted Baker plc	9,604	422,645
Telecity Group plc	60,786	1,119,984
Telecom Plus plc (a)	21,749	343,228
Thomas Cook Group plc (c)	485,971	863,847
Topps Tiles plc	84,968	197,929
Tribal Group plc	21,793	7,687
Trifast plc	6,100	11,232
Trinity Mirror plc	174,518	426,142
TT electronics plc	79,682	184,034
Tullett Prebon plc	109,940	601,870
U & I Group plc	54,856	182,035
UBM plc	110,444	856,442
Ultra Electronics Holdings plc	27,882	810,844
UNITE Group plc (The)	97,058	937,114

See accompanying notes to financial statements.

MSF-35

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
UTV Media plc	54,341	$140,264
Vectura Group plc (c)	199,135	516,863
Vedanta Resources plc	28,343	114,251
Vesuvius plc	97,752	479,301
Victrex plc	35,259	930,483
Vitec Group plc (The)	10,351	91,919
Volex plc (c)	20,438	16,010
Vp plc	1,199	13,211
WH Smith plc	58,981	1,537,453
William Hill plc	315,264	1,839,729
Wincanton plc (c)	37,122	106,838
WS Atkins plc	40,167	955,657
Xaar plc (a)	18,088	111,999
Xchanging plc	131,889	374,915
XP Power, Ltd. (a)	3,554	76,154
Zeal Network SE	1,934	81,724

		129,520,774

United States—0.1%
Nexteer Automotive Group, Ltd.	244,000	269,548
Performance Sports Group, Ltd. (a) (c)	1,854	17,874

		287,422

Total Common Stocks (Cost $590,552,310)		683,396,543

Preferred Stocks—0.1%

Germany—0.1%
FUCHS Petrolub SE	4,715	222,774
Jungheinrich AG	4,570	376,776
Sartorius AG	813	212,265
Sto SE & Co. KGaA	102	12,676

Total Preferred Stocks (Cost $686,121)		824,491

Rights—0.0%

Australia—0.0%
Centrebet International, Ltd. (Litigation Units), (c) (d)	9,600	0
Tiger Resources, Ltd., Expires 01/08/16 (c)	181,920	0

		0

Austria—0.0%
Intercell AG (b) (c) (d)	24,163	0

Canada—0.0%
Perpetual Energy, Inc., Expires 01/15/16 (c)	50,316	2,545

Hong Kong—0.0%
EPI Holdings, Ltd., Expires 01/14/16 (c)	489,000	3,281

Hong Kong—(Continued)
GCL New Energy Holdings, Ltd., Expires 01/27/16 (c)	327,000	211

		3,492

Israel—0.0%
Airport City, Ltd., Expires 01/05/16 (c)	2,779	9,293

Spain—0.0%
Faes Farma S.A., Expires 01/04/16 (c)	163,845	14,957
Realia Business S.A., Expires 12/30/15 (c)	74,911	7,327

		22,284

United Kingdom—0.0%
Fortune Oil CVR (b) (d)	575,627	764

Total Rights (Cost $138,330)		38,378

Warrant—0.0%

Hong Kong—0.0%
International Standard Resources Holdings, Ltd. (c) (Cost $0)	297,000	1,839

Short-Term Investments—17.4%

Mutual Fund—17.2%
State Street Navigator Securities Lending MET Portfolio (e)	118,064,725	118,064,725

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $867,403 on 01/04/16, collateralized by $900,000 U.S. Treasury Note at 0.625% due 04/30/18 with a value of $888,750.	867,401	867,401

Total Short-Term Investments (Cost $118,932,126)		118,932,126

Total Investments—117.2% (Cost $710,308,887) (f)		803,193,377
Other assets and liabilities (net)—(17.2)%		(117,811,907)

Net Assets—100.0%		$685,381,470

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $112,666,183 and the collateral received consisted of cash in the amount of $118,064,725 and non-cash collateral with a value of $3,017,838. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of

See accompanying notes to financial statements.

MSF-36

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent 0.2% of net assets.
(c)	Non-income producing security.
(d)	Illiquid security. As of December 31, 2015, these securities represent 0.1% of net assets.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(f)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $718,685,827. The aggregate unrealized appreciation and depreciation of investments were $197,259,684 and $(112,752,134), respectively, resulting in net unrealized appreciation of $84,507,550 for federal income tax purposes.

Ten Largest Industries as of December 31, 2015 (Unaudited)	% of Net Assets
Machinery	5.9
Banks	4.5
Hotels, Restaurants & Leisure	4.1
Real Estate Management & Development	3.9
Food Products	3.7
Construction & Engineering	3.7
Media	3.6
Chemicals	3.6
Metals & Mining	3.4
Specialty Retail	3.3

See accompanying notes to financial statements.

MSF-37

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$55,679	$41,364,466	$48,048	$41,468,193
Austria	—	6,712,721	428	6,713,149
Belgium	1,011,678	11,564,310	—	12,575,988
Cambodia	—	288,656	—	288,656
Canada	45,281,266	9,238	1,883	45,292,387
China	43,150	8,763	—	51,913
Denmark	—	13,434,166	—	13,434,166
Finland	—	18,848,656	1,777	18,850,433
France	—	32,932,456	0	32,932,456
Germany	—	40,124,802	—	40,124,802
Hong Kong	610,940	19,627,825	50,660	20,289,425
Ireland	—	9,844,665	—	9,844,665
Israel	28,208	5,973,645	—	6,001,853
Italy	—	27,551,082	10,922	27,562,004
Japan	—	163,864,546	—	163,864,546
Luxembourg	—	148,643	—	148,643
Macau	—	41,826	—	41,826
Netherlands	—	15,948,716	0	15,948,716
New Zealand	25,849	9,469,214	0	9,495,063
Norway	—	5,381,311	—	5,381,311
Philippines	—	21,057	—	21,057
Portugal	—	3,300,262	0	3,300,262
Singapore	351,733	7,771,525	49,232	8,172,490
Spain	197,115	13,193,587	0	13,390,702
Sweden	—	23,648,916	—	23,648,916
Switzerland	49,720	34,547,633	—	34,597,353
United Arab Emirates	—	147,372	—	147,372
United Kingdom	1,003,906	127,469,742	1,047,126	129,520,774
United States	17,874	269,548	—	287,422
Total Common Stocks	48,677,118	633,509,349	1,210,076	683,396,543
Total Preferred Stocks*	—	824,491	—	824,491

See accompanying notes to financial statements.

MSF-38

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Rights
Australia	$0	$—	$—	$0
Austria	—	—	0	0
Canada	2,545	—	—	2,545
Hong Kong	3,492	—	—	3,492
Israel	9,293	—	—	9,293
Spain	22,284	—	—	22,284
United Kingdom	—	—	764	764
Total Rights	37,614	—	764	38,378
Total Warrant*	1,839	—	—	1,839
Short-Term Investments
Mutual Fund	118,064,725	—	—	118,064,725
Repurchase Agreement	—	867,401	—	867,401
Total Short-Term Investments	118,064,725	867,401	—	118,932,126
Total Investments	$166,781,296	$635,201,241	$1,210,840	$803,193,377

Collateral for Securities Loaned (Liability)	$—	$(118,064,725)	$—	$(118,064,725)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $613,971 were due to the discontinuation of a systematic fair valuation model factor. Transfers from Level 1 to Level 2 in the amount of $358,444 were due to the application of a systematic fair valuation model factor.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2014	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2015	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at December 31, 2015
Common Stocks
Australia	$42,773	$(394,570)	$282,546	$—	$(1,030)	$118,329	$—	$48,048	$(92,708)
Austria	0	(5,771)	6,346	—	(147)	—	—	428	6,346
Canada	7,196	—	(359)	—	—	—	(4,954)	1,883	(359)
Finland	10,518	—	(8,741)	—	—	—	—	1,777	(8,741)
France	0	—	0	—	—	—	—	0	0
Hong Kong	54,211	36,717	23,908	—	(156,202)	92,026	—	50,660	(42,072)
Italy	0		(31,995)	—	—	42,917	—	10,922	(31,995)
Netherlands	0	—	0	—	—	—	—	0	0
New Zealand	0	—	0	—	—	—	—	0	0
Portugal	0	—	0	—	—	—	—	0	0
Singapore	—	—	(1,388)	—	—	50,620	—	49,232	(1,388)
Spain	0	—	0	—	—	—	—	0	0
United Kingdom	—	—	(50,581)	—	—	1,097,707	—	1,047,126	(50,581)
Rights
Austria	0	—	0	0	—	—	—	0	0
United Kingdom	—	—	764	—	—	—	—	764	764

Total	$114,698	$(363,624)	$220,500	—	$(157,379)	$1,401,599	$(4,954)	$1,210,840	$(220,734)

Common stocks in the amount of $1,401,599 were transferred into Level 3 due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs.

Common stocks in the amount of $4,954 were transferred out of Level 3 due to the resumption of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

MSF-39

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$803,193,377
Cash denominated in foreign currencies (c)	262,554
Receivable for:
Investments sold	192,735
Fund shares sold	16,635
Dividends and interest	990,138
Prepaid expenses	1,915

Total Assets	804,657,354
Liabilities
Collateral for securities loaned	118,064,725
Payables for:
Fund shares redeemed	305,006
Accrued Expenses:
Management fees	466,077
Distribution and service fees	17,160
Deferred trustees’ fees	75,670
Other expenses	347,246

Total Liabilities	119,275,884

Net Assets	$685,381,470

Net Assets Consist of:
Paid in surplus	$545,755,137
Undistributed net investment income	5,795,282
Accumulated net realized gain	40,977,829
Unrealized appreciation on investments and foreign currency transactions	92,853,222

Net Assets	$685,381,470

Net Assets
Class A	$604,169,952
Class B	81,211,518
Capital Shares Outstanding*
Class A	46,599,576
Class B	6,299,523
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.97
Class B	12.89

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $710,308,887.
(b)	Includes securities loaned at value of $112,666,183.
(c)	Identified cost of cash denominated in foreign currencies was $261,519.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$18,048,745
Securities lending income	1,297,618

Total investment income	19,346,363
Expenses
Management fees	5,738,269
Administration fees	17,538
Custodian and accounting fees	744,001
Distribution and service fees—Class B	197,740
Audit and tax services	65,416
Legal	26,656
Trustees’ fees and expenses	35,968
Shareholder reporting	21,534
Insurance	4,587
Miscellaneous	88,668

Total expenses	6,940,377
Less management fee waiver	(50,000)

Net expenses	6,890,377

Net Investment Income	12,455,986

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	43,652,086
Foreign currency transactions	(229,189)

Net realized gain	43,422,897

Net change in unrealized depreciation on:
Investments	(11,511,120)
Foreign currency transactions	(795)

Net change in unrealized depreciation	(11,511,915)

Net realized and unrealized gain	31,910,982

Net Increase in Net Assets From Operations	$44,366,968

(a)	Net of foreign withholding taxes of $1,433,891.

See accompanying notes to financial statements.

MSF-40

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,455,986	$12,450,106
Net realized gain	43,422,897	118,852,820
Net change in unrealized depreciation	(11,511,915)	(168,974,767)

Increase (decrease) in net assets from operations	44,366,968	(37,671,841)

From Distributions to Shareholders
Net investment income
Class A	(12,147,392)	(19,590,503)
Class B	(1,324,201)	(1,558,960)
Net realized capital gains
Class A	(102,736,764)	(30,600,469)
Class B	(12,835,328)	(2,714,425)

Total distributions	(129,043,685)	(54,464,357)

Increase (decrease) in net assets from capital share transactions	89,136,085	(221,399,926)

Total increase (decrease) in net assets	4,459,368	(313,536,124)

Net Assets
Beginning of period	680,922,102	994,458,226

End of period	$685,381,470	$680,922,102

Undistributed net investment income
End of period	$5,795,282	$4,564,470

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	1,577,058	$23,277,000	2,245,230	$34,872,137
Reinvestments	8,484,797	114,884,156	3,121,329	50,190,972
Redemptions	(4,336,404)	(65,559,909)	(18,770,202)	(309,191,634)

Net increase (decrease)	5,725,451	$72,601,247	(13,403,643)	$(224,128,525)

Class B
Sales	1,224,134	$16,756,624	1,231,126	$19,736,361
Reinvestments	1,050,410	14,159,529	266,587	4,273,385
Redemptions	(1,020,649)	(14,381,315)	(1,293,322)	(21,281,147)

Net increase	1,253,895	$16,534,838	204,391	$2,728,599

Increase (decrease) derived from capital shares transactions		$89,136,085		$(221,399,926)

See accompanying notes to financial statements.

MSF-41

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.84	$16.83	$13.85	$13.25	$16.68

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.26	0.28	0.27	0.29
Net realized and unrealized gain (loss) on investments	0.78	(1.28)	3.42	2.04	(2.77)

Total from investment operations	1.03	(1.02)	3.70	2.31	(2.48)

Less Distributions
Distributions from net investment income	(0.31)	(0.38)	(0.30)	(0.36)	(0.35)
Distributions from net realized capital gains	(2.59)	(0.59)	(0.42)	(1.35)	(0.60)

Total distributions	(2.90)	(0.97)	(0.72)	(1.71)	(0.95)

Net Asset Value, End of Period	$12.97	$14.84	$16.83	$13.85	$13.25

Total Return (%) (b)	6.08	(6.50)	27.94	18.25	(16.08)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	0.98	0.95	0.98	1.02
Net ratio of expenses to average net assets (%) (c)	0.94	0.97	0.94	0.98	1.02
Ratio of net investment income to average net assets (%)	1.78	1.58	1.86	2.06	1.86
Portfolio turnover rate (%)	12	10	12	12	25
Net assets, end of period (in millions)	$604.2	$606.4	$913.3	$713.4	$578.9

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.77	$16.75	$13.79	$13.20	$16.62

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.21	0.24	0.24	0.26
Net realized and unrealized gain (loss) on investments	0.77	(1.26)	3.41	2.02	(2.77)

Total from investment operations	0.98	(1.05)	3.65	2.26	(2.51)

Less Distributions
Distributions from net investment income	(0.27)	(0.34)	(0.27)	(0.32)	(0.31)
Distributions from net realized capital gains	(2.59)	(0.59)	(0.42)	(1.35)	(0.60)

Total distributions	(2.86)	(0.93)	(0.69)	(1.67)	(0.91)

Net Asset Value, End of Period	$12.89	$14.77	$16.75	$13.79	$13.20

Total Return (%) (b)	5.76	(6.69)	27.60	17.90	(16.25)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.20	1.23	1.20	1.23	1.27
Net ratio of expenses to average net assets (%) (c)	1.19	1.22	1.19	1.23	1.27
Ratio of net investment income to average net assets (%)	1.50	1.32	1.58	1.81	1.69
Portfolio turnover rate (%)	12	10	12	12	25
Net assets, end of period (in millions)	$81.2	$74.5	$81.1	$63.5	$56.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-42

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Dimensional International Small Company Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MSF-43

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-44

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $867,401, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(118,064,725)	$—	$—	$—	$(118,064,725)
Total Borrowings	$(118,064,725)	$—	$—	$—	$(118,064,725)
Gross amount of recognized liabilities for securities lending transactions					$(118,064,725)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

MSF-45

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$86,175,576	$0	$105,809,032

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$5,738,269	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Dimensional Fund Advisors LP is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-46

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2015 through April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	Of the first $100 million

An identical expense agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B Shares. Under the Distribution and Service Plan, the Class B Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$14,989,927	$25,651,476	$114,053,758	$28,812,881	$129,043,685	$54,464,357

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$14,660,895	$40,564,605	$84,476,503	$—	$139,702,003

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

MSF-47

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MSF-48

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Dimensional International Small Company Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Dimensional International Small Company Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Dimensional International Small Company Portfolio of the Metropolitan Series Fund, as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-49

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-50

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-51

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-52

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MSF-53

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Met/Dimensional International Small Company Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Dimensional Fund Advisors LP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-year period ended June 30, 2015, and outperformed the median of its Performance Universe for the three- and five-year periods ended June 30, 2015. The Board also noted that the Portfolio underperformed its Lipper Index for the one- and five-year periods ended June 30, 2015, and outperformed its Lipper Index for the three-year period ended June 30, 2015. The Board also took into account that the Portfolio underperformed its benchmark, the MSCI World ex-U.S. Small Cap Index, for the one-year period ended October 31, 2015, and outperformed its benchmark for the three- and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size.

MSF-54

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A and B shares of the MetLife Asset Allocation 20 Portfolio returned -0.23% and -0.59%, respectively. The Portfolio’s benchmark, the Dow Jones Conservative Index1, returned -0.63%.

MARKET ENVIRONMENT / CONDITIONS

2015 marked a year of increasing uncertainty and volatility, especially in the third quarter when the volatility index, VIX, sprung to more than three times its average level. Major factors that impacted the global equity markets were concerns over China’s slowdown and a further and unexpected decline in commodity prices. China’s disappointing economic news, plummeting A-shares stock markets, surprise currency devaluation, and multiple rounds of interest rate cuts throughout the year added a tremendous amount of negative sentiment to the stock markets worldwide. Furthermore, after an approximate 40% price decline in 2014, crude oil plunged again in 2015. Prices of industrial metals fell sharply as well. The overall drop in commodity prices hurt many companies in the Energy, Materials, and Industrials sectors. Another theme in 2015 was the U.S. dollar’s continuous strengthening as a result of divergent central bank policies globally. While the Federal Reserve (the “Fed”) finally made their first move in nine years to raise interest rates in December, the European Central Bank, the Bank of Japan, and the People’s Bank of China further eased their monetary policies in 2015. As a result, the U.S. dollar strengthened against many other currencies, including those of both developed and emerging countries, leading to diminished returns for U.S. investors who invest in stocks and bonds outside the U.S.

The U.S. stock market, as measured by the S&P 500 Index, produced a modestly positive return of 1.4% in 2015. Mid cap (represented by the S&P Mid Cap 400 Index) and small cap stocks (S&P Small Cap 600) underperformed their large cap counterparts, and finished the year in negative territory with a return of -2.2% and -2.0%, respectively. Stocks with a growth orientation noticeably outpaced those with a value bias. From a sector perspective, the Consumer, Health Care, and Information Technology sectors performed better than the broad market, while Energy and Materials significantly trailed as a result of falling commodity prices. Due to the risk-off sentiment dominating a big part of the year, stocks with low volatility and high quality characteristics significantly outperformed the rest. Developed markets outside U.S., in particular, Europe and Japan delivered solid performance, thanks to continuous accommodative monetary policies. The MSCI EAFE Index advanced 5.3% in local currency terms for the year. However, with currency depreciation, the return in U.S. dollar terms was slightly negative at -0.8%. Emerging markets, on the other hand, struggled and produced a loss of 5.8% in local currency terms and a woeful -14.9% return in dollar terms.

Fixed income markets in general were modestly up. Treasuries, agencies, and mortgage-backed securities all enjoyed a positive return for the year, while investment grade corporate bonds were slightly down. Overall, the Barclays U.S. Aggregate Bond Index advanced 0.6%. Conversely, high yield corporate bonds, driven particularly by energy related bonds, suffered a meaningful loss of -4.5% for the year. Foreign bonds on average produced a modestly positive return in local currency terms. However, U.S. investors realized a negative performance of -6.0% (measured by the Barclays Global Aggregate ex-U.S. Index) as a result of dollar strengthening.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Asset Allocation 20 Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 20% to equities and 80% to fixed income.

Over the twelve month period, the Portfolio outpaced the Dow Jones Conservative Index. While expenses and a strategic allocation to high yield bonds weighed on results relative to the index, strong security selection within underlying portfolios, in addition to a greater domestic orientation relative to the Dow Jones Index, more than offset the negative impact.

The fixed income portfolios in aggregate contributed positively to the Asset Allocation 20 Portfolio’s relative performance. The BlackRock Bond Income Portfolio outperformed its benchmark, the Barclays U.S. Aggregate Bond Index. Despite a moderate high yield exposure which is not part of the index, the portfolio managed to generate a positive alpha, benefiting from an overweight to Financials and an underweight to Industrials within the Investment Grade Credit space. Additionally, contributing to performance was an allocation across structured credit. The Met/Templeton International Bond Portfolio was another positive contributor, which was attributable to the portfolio’s sovereign credit exposures as well as a sizable underweight to the euro. It’s worth noting that the TCW Core Fixed Income Portfolio, which was newly added in May to further improve diversification, delivered positive relative performance in its first eight months. The portfolio benefited from an underweight to investment grade credit, particularly in commodity-related sectors such as energy and metals & mining, and the lack of exposure to non-U.S. sovereign credit which weighed on index returns. Conversely, the PIMCO Inflation Protected Bond Portfolio detracted from performance as inflation expectations remained muted.

Domestic equity portfolios produced mixed results. While most value oriented portfolios detracted from performance, portfolios managed with a growth style in general contributed positively, as growth significantly outpaced value in the past year. Among all of the value portfolios, the Invesco Comstock Portfolio was the largest performance detractor. The Invesco Comstock Portfolio’s contrarian investment style was not rewarded in this market environment where uncertainty was disproportionately punished. The BlackRock Large Cap Value Portfolio was another detractor, where underperformance was largely driven by weak stock selection within the Utilities,

MSF-1

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Financials, and Consumer Discretionary sectors. Moreover, industry positioning within the Technology sector, i.e., overweight to hardware and underweight to software and services, further pared back performance. On the positive side, the Jennison Growth Portfolio noticeably outpaced the Russell 1000 Growth Index, aided by the portfolio’s retail industry exposure where an overweight position combined with strong stock selection significantly contributed to performance. In addition, the portfolio’s underweight to the Industrials sector also proved to be beneficial. The T. Rowe Price Large Cap Growth Portfolio contributed positively as well. Its strong relative performance was attributable to both sector allocation and strong stock selection.

Most equity portfolios that invest outside the U.S. contributed positively, though overall contribution was relatively small due to small position sizes. The Baillie Gifford International Stock Portfolio was the top performer on a relative basis, which was driven largely by strong stock selection, especially within the diversified financial area where a number of exchange stocks delivered strong performance. The Met/Artisan International Portfolio also outpaced its benchmark. Strong relative performance was mostly attributed to sector positioning. A lighter exposure to the hard hit energy sector as well as an overweight position in the Health Care and Information Technology sectors boosted relative performance of the portfolio.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
MetLife Asset Allocation 20 Portfolio
Class A	-0.23	4.35	4.85
Class B	-0.59	4.07	4.58
Dow Jones Conservative Index	-0.63	3.04	4.39

1 The Dow Jones Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 20% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Western Asset Management U.S. Government Portfolio (Class A)	13.0
BlackRock Bond Income Portfolio (Class A)	12.0
PIMCO Total Return Portfolio (Class A)	12.0
TCW Core Fixed Income Portfolio (Class A)	9.5
JPMorgan Core Bond Portfolio (Class A)	9.5
PIMCO Inflation Protected Bond Portfolio (Class A)	9.0
Met/Franklin Low Duration Total Return Portfolio (Class A)	6.0
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	3.5
Met/Eaton Vance Floating Rate Portfolio (Class A)	2.0
T. Rowe Price Large Cap Value Portfolio (Class A)	2.0

MSF-3

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Asset Allocation 20 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)(b)	Actual	0.62%	$1,000.00	$988.30	$3.11
	Hypothetical*	0.62%	$1,000.00	$1,022.08	$3.16

Class B(a)(b)	Actual	0.87%	$1,000.00	$986.40	$4.36
	Hypothetical*	0.87%	$1,000.00	$1,020.82	$4.43

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 5 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Schedule of Investments as of December 31, 2015

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	676,030	$6,564,253
BlackRock Bond Income Portfolio (Class A) (a)	751,851	79,801,462
BlackRock Capital Appreciation Portfolio (Class A) (a)	180,539	6,589,686
BlackRock High Yield Portfolio (Class A) (b)	455,067	3,281,031
BlackRock Large Cap Value Portfolio (Class A) (a)	781,037	6,576,330
Clarion Global Real Estate Portfolio (Class A) (b)	280,825	3,308,114
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	293,121	3,280,020
Harris Oakmark International Portfolio (Class A) (b)	487,931	6,552,914
Invesco Comstock Portfolio (Class A) (b)	938,190	13,106,515
Jennison Growth Portfolio (Class A) (a)	430,005	6,579,075
JPMorgan Core Bond Portfolio (Class A) (b)	6,142,782	63,147,799
JPMorgan Small Cap Value Portfolio (Class A) (b)	214,450	3,248,914
Lord Abbett Bond Debenture Portfolio (Class A) (b)	284,299	3,297,872
Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS Emerging Markets Equity Portfolio) (Class A) (b)	199,885	1,627,063
Met/Artisan International Portfolio (Class A) (b)	686,411	6,603,275
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	15,215	3,252,668
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	1,347,339	13,284,766
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	4,149,783	39,920,915
Met/Templeton International Bond Portfolio (Class A) (b)	1,322,475	13,171,856
MetLife Small Cap Value Portfolio (Class A) (b)	256,341	3,235,022
MFS Research International Portfolio (Class A) (b)	472,705	4,944,490
MFS Value Portfolio (Class A) (a)	872,478	13,165,691
Neuberger Berman Genesis Portfolio (Class A) (a)	359,440	6,505,863
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	6,446,923	59,891,910
PIMCO Total Return Portfolio (Class A) (b)	7,048,316	79,786,935
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	290,773	6,600,552
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	387,245	13,201,173
TCW Core Fixed Income Portfolio (Class A) (b) (c)	6,349,046	63,173,009
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	1,847,566	23,149,997
Western Asset Management U.S. Government Portfolio (Class A) (a)	7,266,635	86,472,954
WMC Core Equity Opportunities Portfolio (Class A) (a)	465,081	13,194,350
WMC Large Cap Research Portfolio (Class A) (b)	472,534	6,596,580

Total Mutual Funds (Cost $687,697,176)		663,113,054

Total Investments—100.0% (Cost $687,697,176) (d)		663,113,054
Other assets and liabilities (net)—0.0%		(295,279)

Net Assets—100.0%		$662,817,775

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.
(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $691,735,632. The aggregate unrealized appreciation and depreciation of investments were $7,784,118 and $(36,406,696), respectively, resulting in net unrealized depreciation of $(28,622,578) for federal income tax purposes.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$663,113,054	$—	$—	$663,113,054
Total Investments	$663,113,054	$—	$—	$663,113,054

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Affiliated investments at value (a)	$663,113,054
Receivable for:
Investments sold	394,633
Fund shares sold	8,794
Due from investment adviser	2,426

Total Assets	663,518,907
Liabilities
Payables for:
Investments purchased	2,800
Fund shares redeemed	400,627
Accrued Expenses:
Management fees	53,129
Distribution and service fees	131,577
Deferred trustees’ fees	75,670
Other expenses	37,329

Total Liabilities	701,132

Net Assets	$662,817,775

Net Assets Consist of:
Paid in surplus	$646,214,396
Undistributed net investment income	22,243,093
Accumulated net realized gain	18,944,408
Unrealized depreciation on affiliated investments	(24,584,122)

Net Assets	$662,817,775

Net Assets
Class A	$47,462,974
Class B	615,354,801
Capital Shares Outstanding*
Class A	4,339,931
Class B	56,701,364
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.94
Class B	10.85

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $687,697,176.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends from Affiliated Underlying Portfolios	$22,347,886

Total investment income	22,347,886
Expenses
Management fees	641,904
Administration fees	22,280
Custodian and accounting fees	25,400
Distribution and service fees—Class B	1,598,738
Audit and tax services	29,780
Legal	26,656
Trustees’ fees and expenses	35,968
Miscellaneous	6,310

Total expenses	2,387,036
Less expenses reimbursed by the Adviser	(99,092)

Net expenses	2,287,944

Net Investment Income	20,059,942

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	7,490,635
Capital gain distributions from Affiliated Underlying Portfolios	17,213,737

Net realized gain	24,704,372

Net change in unrealized depreciation on affiliated investments	(47,782,427)

Net realized and unrealized loss	(23,078,055)

Net Decrease in Net Assets From Operations	$(3,018,113)

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$20,059,942	$13,396,738
Net realized gain	24,704,372	22,730,073
Net change in unrealized depreciation	(47,782,427)	(5,339,689)

Increase (decrease) in net assets from operations	(3,018,113)	30,787,122

From Distributions to Shareholders
Net investment income
Class A	(1,170,030)	(2,053,611)
Class B	(13,237,836)	(24,345,939)
Net realized capital gains
Class A	(1,562,919)	(2,078,453)
Class B	(19,884,218)	(26,396,677)

Total distributions	(35,855,003)	(54,874,680)

Increase (decrease) in net assets from capital share transactions	(2,015,259)	23,536,074

Total decrease in net assets	(40,888,375)	(551,484)

Net Assets
Beginning of period	703,706,150	704,257,634

End of period	$662,817,775	$703,706,150

Undistributed net investment income
End of period	$22,243,093	$14,325,756

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	522,688	$5,983,411	743,506	$8,684,348
Reinvestments	245,990	2,732,949	367,949	4,132,064
Redemptions	(747,765)	(8,472,736)	(982,643)	(11,475,936)

Net increase	20,913	$243,624	128,812	$1,340,476

Class B
Sales	8,734,073	$97,554,725	10,113,496	$115,990,094
Reinvestments	3,000,186	33,122,054	4,546,830	50,742,616
Redemptions	(11,835,805)	(132,935,662)	(12,486,605)	(144,537,112)

Net increase (decrease)	(101,546)	$(2,258,883)	2,173,721	$22,195,598

Increase (decrease) derived from capital shares transactions		$(2,015,259)		$23,536,074

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.59	$12.05	$11.94	$11.60	$11.51

Income (Loss) from Investment Operations
Net investment income (a)	0.36	0.25	0.33	0.30	0.33
Net realized and unrealized gain (loss) on investments	(0.38)	0.29	0.20	0.77	0.07

Total from investment operations	(0.02)	0.54	0.53	1.07	0.40

Less Distributions
Distributions from net investment income	(0.27)	(0.50)	(0.36)	(0.41)	(0.31)
Distributions from net realized capital gains	(0.36)	(0.50)	(0.06)	(0.32)	0.00

Total distributions	(0.63)	(1.00)	(0.42)	(0.73)	(0.31)

Net Asset Value, End of Period	$10.94	$11.59	$12.05	$11.94	$11.60

Total Return (%) (b)	(0.23)	4.73	4.50	9.49	3.48

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.11	0.12	0.11	0.11	0.11
Net ratio of expenses to average net assets (%) (c)(d)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income to average net assets (%) (e)	3.20	2.17	2.73	2.58	2.84
Portfolio turnover rate (%)	21	16	18	9	33
Net assets, end of period (in millions)	$47.5	$50.1	$50.5	$54.9	$48.7

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.51	$11.97	$11.86	$11.53	$11.44

Income (Loss) from Investment Operations
Net investment income (a)	0.33	0.22	0.29	0.27	0.29
Net realized and unrealized gain (loss) on investments	(0.39)	0.28	0.22	0.76	0.08

Total from investment operations	(0.06)	0.50	0.51	1.03	0.37

Less Distributions
Distributions from net investment income	(0.24)	(0.46)	(0.34)	(0.38)	(0.28)
Distributions from net realized capital gains	(0.36)	(0.50)	(0.06)	(0.32)	0.00

Total distributions	(0.60)	(0.96)	(0.40)	(0.70)	(0.28)

Net Asset Value, End of Period	$10.85	$11.51	$11.97	$11.86	$11.53

Total Return (%) (b)	(0.59)	4.47	4.29	9.18	3.25

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.36	0.37	0.36	0.36	0.36
Net ratio of expenses to average net assets (%) (c)(d)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (e)	2.89	1.89	2.49	2.35	2.49
Portfolio turnover rate (%)	21	16	18	9	33
Net assets, end of period (in millions)	$615.4	$653.6	$653.8	$723.0	$634.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Includes the effects of expenses reimbursed by the Adviser (see Note 5 of the Notes to Financial Statements).
(e)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Asset Allocation 20 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-10

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$143,027,891	$0	$143,611,542

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$641,904	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has contractually agreed, from May 1, 2015 to April 30, 2016, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the

MSF-11

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then-current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2015 to April 30, 2016 are 0.10% and 0.35% for Class A and B, respectively.
As of December 31, 2015, the amount of expenses deferred in 2011 subject to repayment until December 31, 2016 was $38,237. The amount of expenses deferred in 2012 subject to repayment until December 31, 2017 was $74,663. The amount of expenses deferred in 2013 subject to repayment until December 31, 2018 was $61,885. The amount of expenses deferred in 2014 subject to repayment until December 31, 2019 was $111,213. The amount of expenses deferred in 2015 subject to repayment until December 31, 2020 was $99,092.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the year ended December 31, 2015 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2015 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at December 31, 2015
Baillie Gifford International Stock	694,151	138,747	(156,868)	676,030
BlackRock Bond Income	795,559	47,042	(90,750)	751,851
BlackRock Capital Appreciation	169,815	60,629	(49,905)	180,539
BlackRock High Yield	429,244	72,792	(46,969)	455,067
BlackRock Large Cap Value	706,632	217,290	(142,885)	781,037
Clarion Global Real Estate	561,676	69,887	(350,738)	280,825
Goldman Sachs Mid Cap Value	214,573	116,502	(37,954)	293,121
Harris Oakmark International	435,775	157,099	(104,943)	487,931
Invesco Comstock	885,505	233,344	(180,659)	938,190
Jennison Growth	429,945	135,097	(135,037)	430,005
JPMorgan Core Bond	7,082,405	257,164	(1,196,787)	6,142,782
JPMorgan Small Cap Value	193,835	60,625	(40,010)	214,450
Lord Abbett Bond Debenture	270,206	41,515	(27,422)	284,299

MSF-12

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at December 31, 2015
Met/Aberdeen Emerging Markets Equity (formerly, MFS Emerging Markets Equity)	182,583	55,848	(38,546)	199,885
Met/Artisan International	691,103	130,660	(135,352)	686,411
Met/Artisan Mid Cap Value	12,889	4,453	(2,127)	15,215
Met/Eaton Vance Floating Rate	1,368,590	112,172	(133,423)	1,347,339
Met/Franklin Low Duration Total Return	4,243,403	311,734	(405,354)	4,149,783
Met/Templeton International Bond	1,240,424	197,779	(115,728)	1,322,475
MetLife Small Cap Value	171,003	131,796	(46,458)	256,341
MFS Research International	477,026	91,108	(95,429)	472,705
MFS Value	759,925	275,062	(162,509)	872,478
Neuberger Berman Genesis	387,457	51,089	(79,106)	359,440
PIMCO Inflation Protected Bond	6,276,891	530,720	(360,688)	6,446,923
PIMCO Total Return	10,511,749	669,344	(4,132,777)	7,048,316
T. Rowe Price Large Cap Growth	283,220	96,172	(88,619)	290,773
T. Rowe Price Large Cap Value	388,867	76,560	(78,182)	387,245
TCW Core Fixed Income	—	6,661,756	(312,710)	6,349,046
Western Asset Management Strategic Bond Opportunities	1,576,094	370,137	(98,665)	1,847,566
Western Asset Management U.S. Government	8,739,893	317,628	(1,790,886)	7,266,635
WMC Core Equity Opportunities	323,362	228,022	(86,303)	465,081
WMC Large Cap Research	481,809	99,708	(108,983)	472,534

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2015
Baillie Gifford International Stock	$290,584	$—	$111,271	$6,564,253
BlackRock Bond Income	592,782	927,061	3,165,592	79,801,462
BlackRock Capital Appreciation	661,599	1,151,830	—	6,589,686
BlackRock High Yield	(20,073)	30,224	272,827	3,281,031
BlackRock Large Cap Value	13,580	532,325	118,959	6,576,330
Clarion Global Real Estate	873,849	—	136,370	3,308,114
Goldman Sachs Mid Cap Value	(70,008)	824,175	29,993	3,280,020
Harris Oakmark International	349,731	597,528	209,235	6,552,914
Invesco Comstock	748,095	438,551	408,014	13,106,515
Jennison Growth	626,239	1,013,967	18,378	6,579,075
JPMorgan Core Bond	(21,873)	—	1,659,890	63,147,799
JPMorgan Small Cap Value	15,367	289,430	45,492	3,248,914
Lord Abbett Bond Debenture	5,237	134,646	191,110	3,297,872
Met/Aberdeen Emerging Markets Equity (formerly, MFS Emerging Markets Equity)	(49,589)	—	33,486	1,627,063
Met/Artisan International	29,467	—	49,387	6,603,275
Met/Artisan Mid Cap Value	167,453	414,055	39,238	3,252,668
Met/Eaton Vance Floating Rate	42,621	—	516,474	13,284,766
Met/Franklin Low Duration Total Return	(56,013)	—	1,354,930	39,920,915
Met/Templeton International Bond	(78,060)	24,349	1,132,250	13,171,856
MetLife Small Cap Value	(43,131)	1,198,975	12,513	3,235,022
MFS Research International	188,103	—	145,051	4,944,490
MFS Value	832,336	2,093,386	364,353	13,165,691
Neuberger Berman Genesis	470,185	—	28,588	6,505,863
PIMCO Inflation Protected Bond	(434,957)	—	3,172,750	59,891,910
PIMCO Total Return	(493,002)	1,155,085	5,302,162	79,786,935
T. Rowe Price Large Cap Growth	758,546	1,183,658	9,254	6,600,552
T. Rowe Price Large Cap Value	1,073,601	28,101	233,544	13,201,173
TCW Core Fixed Income	(8,654)	—	—	63,173,009
Western Asset Management Strategic Bond Opportunities	101,930	—	1,209,289	23,149,997
Western Asset Management U.S. Government	606,185	—	2,069,215	86,472,954
WMC Core Equity Opportunities	142,038	4,694,011	244,013	13,194,350
WMC Large Cap Research	176,467	482,380	64,258	6,596,580

	$7,490,635	$17,213,737	$22,347,886	$663,113,054

MSF-13

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$14,585,605	$27,307,125	$21,269,398	$27,567,555	$35,855,003	$54,874,680

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$22,350,597	$22,951,030	$(28,622,577)	$—	$16,679,050

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MSF-14

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Asset Allocation 20 Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Asset Allocation 20 Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Asset Allocation 20 Portfolio of the Metropolitan Series Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-15

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-16

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-17

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its investment management activities, trading practices, financial condition, relevant personnel matters and compliance program, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments.

The Board further considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Asset Allocation 20 Portfolio, MetLife Asset Allocation 40 Portfolio, MetLife Asset Allocation 60 Portfolio, MetLife Asset Allocation 80 Portfolio and MetLife Asset Allocation 100 Portfolio) and the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio). With respect to

MSF-18

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from across the Adviser, meets periodically to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

MSF-19

Metropolitan Series Fund

MetLife Asset Allocation 20 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MetLife Asset Allocation 20 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and Lipper Index for the one-year period ended June 30, 2015, and underperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2015. The Board further considered that the Portfolio underperformed its benchmark, the MetLife AA 20 Broad Index, for the one-, three-, and five-year periods ended October 31, 2015. The Board also took into account that the Portfolio outperformed its other benchmark, the Dow Jones Conservative Index, for the one-, three-, and five-year periods ended October 31, 2015. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board considered that the Portfolio’s actual management fees were equal to the Expense Group median and above the Expense Universe median, and that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median and Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size.

MSF-20

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A and B shares of the MetLife Asset Allocation 40 Portfolio returned -0.78% and -1.07%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Conservative Index1, returned -1.11%.

MARKET ENVIRONMENT / CONDITIONS

2015 marked a year of increasing uncertainty and volatility, especially in the third quarter when the volatility index, VIX, sprung to more than three times its average level. Major factors that impacted the global equity markets were concerns over China’s slowdown and a further and unexpected decline in commodity prices. China’s disappointing economic news, plummeting A-shares stock markets, surprise currency devaluation, and multiple rounds of interest rate cuts throughout the year added a tremendous amount of negative sentiment to the stock markets worldwide. Furthermore, after an approximate 40% price decline in 2014, crude oil plunged again in 2015. Prices of industrial metals fell sharply as well. The overall drop in commodity prices hurt many companies in the Energy, Materials, and Industrials sectors. Another theme in 2015 was the U.S. dollar’s continuous strengthening as a result of divergent central bank policies globally. While the Federal Reserve (the “Fed”) finally made their first move in nine years to raise interest rates in December, the European Central Bank, the Bank of Japan, and the People’s Bank of China further eased their monetary policies in 2015. As a result, the U.S. dollar strengthened against many other currencies, including those of both developed and emerging countries, leading to diminished returns for U.S. investors who invest in stocks and bonds outside the U.S.

The U.S. stock market, as measured by the S&P 500 Index, produced a modestly positive return of 1.4% in 2015. Mid cap (represented by the S&P Mid Cap 400 Index) and small cap stocks (S&P Small Cap 600) underperformed their large cap counterparts, and finished the year in negative territory with a return of -2.2% and -2.0% respectively. Stocks with a growth orientation noticeably outpaced those with a value bias. From a sector perspective, the Consumer, Health Care, and Information Technology sectors performed better than the broad market, while Energy and Materials significantly trailed as a result of falling commodity prices. Due to the risk-off sentiment dominating a big part of the year, stocks with low volatility and high quality characteristics significantly outperformed the rest. Developed markets outside U.S., in particular, Europe and Japan delivered solid performance, thanks to continuous accommodative monetary policies. The MSCI EAFE Index advanced 5.3% in local currency terms for the year. However, with currency depreciation, the return in U.S. dollar terms was slightly negative at -0.8%. Emerging markets, on the other hand, struggled and produced a loss of 5.8% in local currency terms and a woeful -14.9% return in dollar terms.

Fixed income markets in general were modestly up. Treasuries, agencies, and mortgage-backed securities all enjoyed a positive return for the year, while investment grade corporate bonds were slightly down. Overall, the Barclays U.S. Aggregate Bond Index advanced 0.6%. Conversely, high yield corporate bonds, driven particularly by energy related bonds, suffered a meaningful loss of -4.5% for the year. Foreign bonds on average produced a modestly positive return in local currency terms. However, U.S. investors realized a negative performance of -6.0% (measured by the Barclays Global Aggregate ex-U.S. Index) as a result of dollar strengthening.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Asset Allocation 40 Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 40% to equities and 60% to fixed income.

Over the twelve month period, the Portfolio outpaced the Dow Jones Moderately Conservative Index. While expenses and a strategic allocation to high yield bonds weighed on results relative to the index, strong security selection within underlying portfolios, in addition to a greater domestic orientation relative to the Dow Jones Index, more than offset the negative impact.

The fixed income portfolios in aggregate contributed positively to the Asset Allocation 40 Portfolio’s relative performance. The BlackRock Bond Income Portfolio outperformed its benchmark, the Barclays U.S. Aggregate Bond Index. Despite a moderate high yield exposure which is not part of the index, the portfolio managed to generate a positive alpha, benefiting from an overweight to Financials and an underweight to Industrials within the Investment Grade Credit space. Additionally, contributing to performance was an allocation across structured credit. The Met/Templeton International Bond Portfolio was another positive contributor, which was attributable to the portfolio’s sovereign credit exposures as well as a sizable underweight to the euro. It’s worth noting that the TCW Core Fixed Income Portfolio, which was newly added in May to further improve diversification, delivered positive relative performance in its first eight months. The portfolio benefited from an underweight to investment grade credit, particularly in commodity-related sectors such as energy and metals & mining, and the lack of exposure to non-U.S. sovereign credit which weighed on index returns. Conversely, the PIMCO Inflation Protected Bond Portfolio detracted from performance as inflation expectations remained muted.

Domestic equity portfolios produced mixed results. While most value oriented portfolios detracted from performance, portfolios managed with a growth style in general contributed positively, as growth style significantly outpaced value in the past year. Among all value portfolios, the Invesco Comstock Portfolio was the largest performance detractor. The Invesco Comstock Portfolio’s contrarian investment style was not rewarded in this market environment where uncertainty was disproportionately punished. The BlackRock Large Cap Value Portfolio was another detractor, where underperformance was largely driven by weak stock selection within the Utilities, Financials, and

MSF-1

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Consumer Discretionary sectors. Moreover, industry positioning within the Technology sector, i.e., overweight to hardware and underweight to software and services, further pared back performance. On the positive side, the Jennison Growth Portfolio noticeably outpaced the Russell 1000 Growth Index, aided by the portfolio’s retail industry exposure where an overweight position combined with strong stock selection significantly contributed to performance. In addition, the portfolio’s underweight to the Industrials sector also proved to be beneficial. The T. Rowe Price Large Cap Growth Portfolio contributed positively as well. Its strong relative performance was attributable to both industry positioning and strong stock selection. From an industry positioning perspective, focusing more on software and services companies and less on hardware within the Technology sector, and an overweight to retail and an underweight to media within the Consumer Discretionary sector proved to be beneficial in 2015. In terms of stock selection, the portfolio delivered its strongest results in the retail area. In particular, a sizable position in Amazon added significantly to performance as the stock price more than doubled in the past year.

Among the equity portfolios that invest outside the U.S., the Van Eck Global Natural Resources Portfolio was by far the top detractor as a result of plunging commodity prices. The portfolio underperformed its benchmark, the S&P North American Natural Resources Sector Index, driven largely by the portfolio’s industry positioning. Within the Energy sector, an overweight to industries that are more sensitive to oil prices such as oil & gas exploration & production and an underweight to integrated oil & gas companies proved to be detrimental in last year’s environment. Within the Materials sector, a higher exposure to metals & mining and a lighter exposure to containers & packaging also detracted from performance. Conversely, a number of international portfolios, including the Baillie Gifford International Stock Portfolio and the Oppenheimer Global Equity Portfolio generated positive contributions. However, positive contributions from these portfolios were not substantial enough to counterbalance the negative impact from the Van Eck Portfolio.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
MetLife Asset Allocation 40 Portfolio
Class A	-0.78	5.60	5.13
Class B	-1.07	5.34	4.87
Dow Jones Moderately Conservative Index	-1.11	4.54	4.84

1 The Dow Jones Moderately Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 40% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	9.1
PIMCO Total Return Portfolio (Class A)	9.1
Western Asset Management U.S. Government Portfolio (Class A)	8.1
TCW Core Fixed Income Portfolio (Class A)	7.1
JPMorgan Core Bond Portfolio (Class A)	7.1
PIMCO Inflation Protected Bond Portfolio (Class A)	6.1
Met/Franklin Low Duration Total Return Portfolio (Class A)	4.0
T. Rowe Price Large Cap Value Portfolio (Class A)	3.5
WMC Core Equity Opportunities Portfolio (Class A)	3.5
MFS Value Portfolio (Class A)	3.5

MSF-3

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Asset Allocation 40 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.62%	$1,000.00	$976.20	$3.09
	Hypothetical*	0.62%	$1,000.00	$1,022.08	$3.16

Class B(a)	Actual	0.87%	$1,000.00	$975.20	$4.33
	Hypothetical*	0.87%	$1,000.00	$1,020.82	$4.43

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Schedule of Investments as of December 31, 2015

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	14,833,137	$144,029,760
BlackRock Bond Income Portfolio (Class A) (a)	6,216,855	659,856,962
BlackRock Capital Appreciation Portfolio (Class A) (a)	3,979,383	145,247,490
BlackRock High Yield Portfolio (Class A) (b)	5,014,395	36,153,789
BlackRock Large Cap Value Portfolio (Class A) (a)	17,051,891	143,576,924
Clarion Global Real Estate Portfolio (Class A) (b)	4,637,940	54,634,932
ClearBridge Aggressive Growth Portfolio (Class A) (b)	7,054,379	107,932,001
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	3,171,594	35,490,142
Harris Oakmark International Portfolio (Class A) (b)	13,076,802	175,621,452
Invesco Comstock Portfolio (Class A) (b)	15,402,207	215,168,830
Invesco Small Cap Growth Portfolio (Class A) (b)	7,136,912	106,696,838
Jennison Growth Portfolio (Class A) (a)	7,107,683	108,747,549
JPMorgan Core Bond Portfolio (Class A) (b)	49,911,714	513,092,415
JPMorgan Small Cap Value Portfolio (Class A) (b)	4,650,429	70,453,998
Lord Abbett Bond Debenture Portfolio (Class A) (b)	3,143,685	36,466,742
Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS Emerging Markets Equity Portfolio) (Class A) (b)	8,223,175	66,936,642
Met/Artisan International Portfolio (Class A) (b)	9,398,029	90,409,038
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	165,677	35,418,457
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	14,870,719	146,625,288
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	30,509,837	293,504,636
Met/Templeton International Bond Portfolio (Class A) (b)	21,948,523	218,607,293
MetLife Small Cap Value Portfolio (Class A) (b)	5,584,381	70,474,891
MFS Research International Portfolio (Class A) (b)	10,221,149	106,913,220
MFS Value Portfolio (Class A) (a)	16,828,609	253,943,704
Neuberger Berman Genesis Portfolio (Class A) (a)	3,932,809	71,183,837
Oppenheimer Global Equity Portfolio (Class A) (b)	1,769,503	36,257,116
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	47,383,678	440,194,369
PIMCO Total Return Portfolio (Class A) (b)	58,276,542	659,690,458
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	6,400,709	145,296,088
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	7,460,847	254,340,279
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	3,197,413	36,418,538
TCW Core Fixed Income Portfolio (Class A) (b) (c)	51,581,213	513,233,064

Affiliated Investment Companies—(Continued)
Van Eck Global Natural Resources Portfolio (Class A) (a)	7,773,717	59,002,515
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	17,503,336	219,316,798
Western Asset Management U.S. Government Portfolio (Class A) (a)	49,312,059	586,813,500
WMC Core Equity Opportunities Portfolio (Class A) (a)	8,963,882	254,305,331
WMC Large Cap Research Portfolio (Class A) (b)	10,408,233	145,298,938

Total Mutual Funds (Cost $7,303,697,436)		7,257,353,824

Total Investments—100.0% (Cost $7,303,697,436) (d)		7,257,353,824
Other assets and liabilities (net)—0.0%		(2,089,797)

Net Assets—100.0%		$7,255,264,027

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.
(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $7,345,189,553. The aggregate unrealized appreciation and depreciation of investments were $319,007,805 and $(406,843,534), respectively, resulting in net unrealized depreciation of $(87,835,729) for federal income tax purposes.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$7,257,353,824	$—	$—	$7,257,353,824
Total Investments	$7,257,353,824	$—	$—	$7,257,353,824

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Affiliated investments at value (a)	$7,257,353,824
Receivable for:
Investments sold	1,834,252
Fund shares sold	52,403

Total Assets	7,259,240,479
Liabilities
Payables for:
Investments purchased	9,699
Fund shares redeemed	1,876,955
Accrued Expenses:
Management fees	342,806
Distribution and service fees	1,532,810
Deferred trustees’ fees	176,833
Other expenses	37,349

Total Liabilities	3,976,452

Net Assets	$7,255,264,027

Net Assets Consist of:
Paid in surplus	$6,635,223,931
Undistributed net investment income	249,313,212
Accumulated net realized gain	417,070,496
Unrealized depreciation on affiliated investments	(46,343,612)

Net Assets	$7,255,264,027

Net Assets
Class A	$102,637,496
Class B	7,152,626,531
Capital Shares Outstanding*
Class A	8,623,635
Class B	606,666,239
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.90
Class B	11.79

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $7,303,697,436.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends from Affiliated Underlying Portfolios	$231,505,889

Total investment income	231,505,889
Expenses
Management fees	4,334,734
Administration fees	22,280
Custodian and accounting fees	25,400
Distribution and service fees—Class B	19,524,953
Audit and tax services	32,681
Legal	25,011
Trustees’ fees and expenses	35,969
Miscellaneous	11,960

Total expenses	24,012,988

Net Investment Income	207,492,901

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	145,329,762
Capital gain distributions from Affiliated Underlying Portfolios	365,277,001

Net realized gain	510,606,763

Net change in unrealized depreciation on affiliated investments	(781,991,413)

Net realized and unrealized loss	(271,384,650)

Net Decrease in Net Assets From Operations	$(63,891,749)

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$207,492,901	$15,821,733
Net realized gain	510,606,763	479,558,569
Net change in unrealized depreciation	(781,991,413)	(149,304,304)

Increase (decrease) in net assets from operations	(63,891,749)	346,075,998

From Distributions to Shareholders
Net investment income
Class A	(518,211)	(3,378,136)
Class B	(21,482,236)	(47,144,461)
Net realized capital gains
Class A	(5,972,166)	(3,987,034)
Class B	(431,486,058)	(60,578,097)

Total distributions	(459,458,671)	(115,087,728)

Increase (decrease) in net assets from capital share transactions	(638,557,857)	6,400,075,922

Total increase (decrease) in net assets	(1,161,908,277)	6,631,064,192

Net Assets
Beginning of period	8,417,172,304	1,786,108,112

End of period	$7,255,264,027	$8,417,172,304

Undistributed net investment income
End of period	$249,313,212	$20,885,060

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	849,812	$10,598,533	1,248,024	$15,816,049
Shares issued through acquisition (a)	0	0	118,331	1,450,736
Reinvestments	528,532	6,490,377	602,715	7,365,170
Redemptions	(1,615,348)	(20,139,971)	(1,401,100)	(17,765,133)

Net increase (decrease)	(237,004)	$(3,051,061)	567,970	$6,866,822

Class B
Sales	7,961,364	$98,018,022	8,492,611	$106,596,008
Shares issued through acquisition (a)	0	0	596,895,609	7,270,188,523
Reinvestments	37,189,515	452,968,294	8,873,357	107,722,558
Redemptions	(95,699,293)	(1,186,493,112)	(87,261,113)	(1,091,297,989)

Net increase (decrease)	(50,548,414)	$(635,506,796)	527,000,464	$6,393,209,100

Increase (decrease) derived from capital shares transactions		$(638,557,857)		$6,400,075,922

(a)	See Note 9 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.74	$12.99	$12.14	$11.25	$11.36

Income (Loss) from Investment Operations
Net investment income (a)	0.36	0.24	0.29	0.28	0.29
Net realized and unrealized gain (loss) on investments	(0.44)	0.40	1.04	1.02	(0.14)

Total from investment operations	(0.08)	0.64	1.33	1.30	0.15

Less Distributions
Distributions from net investment income	(0.06)	(0.41)	(0.35)	(0.37)	(0.26)
Distributions from net realized capital gains	(0.70)	(0.48)	(0.13)	(0.04)	0.00

Total distributions	(0.76)	(0.89)	(0.48)	(0.41)	(0.26)

Net Asset Value, End of Period	$11.90	$12.74	$12.99	$12.14	$11.25

Total Return (%) (b)	(0.78)	5.16	11.20	11.74	1.27

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.06	0.06	0.08	0.08	0.08
Ratio of net investment income to average net assets (%) (d)	2.85	1.92	2.31	2.37	2.50
Portfolio turnover rate (%)	16	15	15	10	32
Net assets, end of period (in millions)	$102.6	$112.9	$107.7	$97.3	$84.8

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.64	$12.89	$12.05	$11.17	$11.28

Income (Loss) from Investment Operations
Net investment income (a)	0.32	0.03	0.26	0.25	0.24
Net realized and unrealized gain (loss) on investments	(0.43)	0.57	1.03	1.01	(0.11)

Total from investment operations	(0.11)	0.60	1.29	1.26	0.13

Less Distributions
Distributions from net investment income	(0.04)	(0.37)	(0.32)	(0.34)	(0.24)
Distributions from net realized capital gains	(0.70)	(0.48)	(0.13)	(0.04)	0.00

Total distributions	(0.74)	(0.85)	(0.45)	(0.38)	(0.24)

Net Asset Value, End of Period	$11.79	$12.64	$12.89	$12.05	$11.17

Total Return (%) (b)	(1.07)	4.93	10.92	11.46	1.05

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.33	0.33	0.33
Ratio of net investment income to average net assets (%) (d)	2.62	0.21	2.10	2.16	2.16
Portfolio turnover rate (%)	16	15	15	10	32
Net assets, end of period (in millions)	$7,152.6	$8,304.3	$1,678.4	$1,618.0	$1,498.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Asset Allocation 40 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-10

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,289,262,579	$0	$1,814,799,569

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$4,334,734	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

MSF-11

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the year ended December 31, 2015 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2015 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at December 31, 2015
Baillie Gifford International Stock	16,663,364	296,819	(2,127,046)	14,833,137
BlackRock Bond Income	7,261,961	339,215	(1,384,321)	6,216,855
BlackRock Capital Appreciation	4,095,624	733,459	(849,700)	3,979,383
BlackRock High Yield	5,145,360	459,634	(590,599)	5,014,395
BlackRock Large Cap Value	17,043,410	1,655,635	(1,647,154)	17,051,891
Clarion Global Real Estate	6,787,848	217,649	(2,367,557)	4,637,940
ClearBridge Aggressive Growth	5,262,299	2,217,733	(425,653)	7,054,379
Goldman Sachs Mid Cap Value	2,583,508	799,196	(211,110)	3,171,594
Harris Oakmark International	13,047,619	1,616,422	(1,587,239)	13,076,802
Invesco Comstock	16,019,661	1,006,478	(1,623,932)	15,402,207
Invesco Small Cap Growth	6,445,844	1,687,322	(996,254)	7,136,912
Jennison Growth	7,775,525	1,212,018	(1,879,860)	7,107,683
JPMorgan Core Bond	68,737,222	1,401,859	(20,227,367)	49,911,714
JPMorgan Small Cap Value	4,667,169	481,477	(498,217)	4,650,429
Lord Abbett Bond Debenture	3,255,431	310,623	(422,369)	3,143,685
Met/Aberdeen Emerging Markets Equity (formerly, MFS Emerging Markets Equity)	8,201,306	246,010	(224,141)	8,223,175
Met/Artisan International	8,263,325	1,713,648	(578,944)	9,398,029
Met/Artisan Mid Cap Value	155,288	22,142	(11,753)	165,677
Met/Eaton Vance Floating Rate	16,466,536	597,743	(2,193,560)	14,870,719
Met/Franklin Low Duration Total Return	33,991,005	1,090,671	(4,571,839)	30,509,837
Met/Templeton International Bond	22,292,246	1,960,198	(2,303,921)	21,948,523
MetLife Small Cap Value	4,118,035	2,064,589	(598,243)	5,584,381
MFS Research International	11,282,085	322,716	(1,383,652)	10,221,149
MFS Value	16,048,262	3,249,597	(2,469,250)	16,828,609
Neuberger Berman Genesis	4,663,646	20,507	(751,344)	3,932,809
Oppenheimer Global Equity	2,054,951	63,046	(348,494)	1,769,503
PIMCO Inflation Protected Bond	49,719,666	2,587,956	(4,923,944)	47,383,678
PIMCO Total Return	98,215,823	4,993,708	(44,932,989)	58,276,542
T. Rowe Price Large Cap Growth	8,531,107	1,259,681	(3,390,079)	6,400,709
T. Rowe Price Large Cap Value	8,202,897	163,270	(905,320)	7,460,847
T. Rowe Price Mid Cap Growth	3,369,713	517,808	(690,108)	3,197,413
TCW Core Fixed Income	—	54,141,430	(2,560,217)	51,581,213

MSF-12

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at December 31, 2015
Van Eck Global Natural Resources	6,212,917	2,179,792	(618,992)	7,773,717
Western Asset Management Strategic Bond Opportunities	12,649,858	6,110,550	(1,257,072)	17,503,336
Western Asset Management U.S. Government	62,892,871	1,257,361	(14,838,173)	49,312,059
WMC Core Equity Opportunities	6,833,966	3,605,526	(1,475,610)	8,963,882
WMC Large Cap Research	11,612,157	915,799	(2,119,723)	10,408,233

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2015
Baillie Gifford International Stock	$2,712,329	$—	$2,594,758	$144,029,760
BlackRock Bond Income	3,791,095	8,125,931	27,747,243	659,856,962
BlackRock Capital Appreciation	9,724,196	27,004,127	—	145,247,490
BlackRock High Yield	(13,006)	353,173	3,188,100	36,153,789
BlackRock Large Cap Value	1,134,593	12,456,440	2,783,649	143,576,924
Clarion Global Real Estate	8,367,236	—	2,394,829	54,634,932
ClearBridge Aggressive Growth	3,247,327	—	473,284	107,932,001
Goldman Sachs Mid Cap Value	491,219	9,654,242	351,326	35,490,142
Harris Oakmark International	7,093,991	17,411,674	6,096,978	175,621,452
Invesco Comstock	11,989,689	7,712,136	7,175,121	215,168,830
Invesco Small Cap Growth	7,742,310	27,519,312	168,934	106,696,838
Jennison Growth	8,995,871	17,827,274	323,133	108,747,549
JPMorgan Core Bond	(517,230)	—	14,251,903	513,092,415
JPMorgan Small Cap Value	561,015	6,775,753	1,065,011	70,453,998
Lord Abbett Bond Debenture	48,309	1,574,843	2,235,261	36,466,742
Met/Aberdeen Emerging Markets Equity (formerly, MFS Emerging Markets Equity)	653,549	—	1,554,331	66,936,642
Met/Artisan International	330,974	—	704,119	90,409,038
Met/Artisan Mid Cap Value	1,503,200	4,835,961	458,280	35,418,457
Met/Eaton Vance Floating Rate	623,949	—	6,033,498	146,625,288
Met/Franklin Low Duration Total Return	(844,999)	—	10,561,508	293,504,636
Met/Templeton International Bond	1,618,338	426,695	19,841,323	218,607,293
MetLife Small Cap Value	2,689,921	28,059,269	292,838	70,474,891
MFS Research International	2,426,794	—	3,383,330	106,913,220
MFS Value	14,223,983	42,888,998	7,464,809	253,943,704
Neuberger Berman Genesis	4,498,289	—	334,488	71,183,837
Oppenheimer Global Equity	748,516	842,982	458,839	36,257,116
PIMCO Inflation Protected Bond	(2,154,780)	—	24,661,745	440,194,369
PIMCO Total Return	(7,812,423)	10,092,481	46,327,289	659,690,458
T. Rowe Price Large Cap Growth	31,405,336	27,731,281	216,792	145,296,088
T. Rowe Price Large Cap Value	11,168,203	576,042	4,787,372	254,340,279
T. Rowe Price Mid Cap Growth	1,800,170	6,034,873	—	36,418,538
TCW Core Fixed Income	(47,325)	—	—	513,233,064
Van Eck Global Natural Resources	(44,749)	—	357,219	59,002,515
Western Asset Management Strategic Bond Opportunities	411,148	—	11,858,356	219,316,798
Western Asset Management U.S. Government	5,985,516	—	14,861,426	586,813,500
WMC Core Equity Opportunities	7,120,383	96,082,500	4,994,740	254,305,331
WMC Large Cap Research	3,656,825	11,291,014	1,504,057	145,298,938

	$145,329,762	$365,277,001	$231,505,889	$7,257,353,824

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MSF-13

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$25,111,814	$52,413,626	$434,346,857	$62,674,102	$459,458,671	$115,087,728

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$251,101,397	$456,951,261	$(87,835,729)	$—	$620,216,929

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Acquisition

At the close of business on April 25, 2014, the Portfolio, with aggregate Class A and Class B net assets of $110,043,214 and $1,648,206,168, respectively, acquired all the assets and liabilities of both MetLife Defensive Strategy Portfolio of the Met Investors Series Trust (“MetLife Defensive Strategy”) and MetLife Moderate Strategy Portfolio of the Met Investors Series Trust (“MetLife Moderate Strategy”).

The acquisitions were accomplished by a tax-free exchange of shares of the Portfolio in the following amounts:

Portfolio	Share Class	Shares Prior to Acquisition	Value of Shares Issued by Portfolio	Shares Issued By Portfolio
MetLife Defensive Strategy	Class A	2,596	$26,376	2,151
MetLife Defensive Strategy	Class B	239,308,576	2,419,426,306	198,639,270
MetLife Moderate Strategy	Class A	127,474	1,424,360	116,180
MetLife Moderate Strategy	Class B	435,277,824	4,850,762,217	398,256,339

Each shareholder of MetLife Defensive Strategy and MetLife Moderate Strategy received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 25, 2014. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by the MetLife Defensive Strategy and MetLife Moderate Strategy Portfolios may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. All costs associated with the merger were borne by the shareholders of the Portfolios.

MetLife Defensive Strategy’s net assets on April 25, 2014 were $26,376 and $2,419,426,306 for Class A and B shares, respectively, including investments valued at $2,420,095,150 with a cost basis of $2,283,459,843. MetLife Moderate Strategy’s net assets on April 25, 2014 were $1,424,360 and $4,850,762,217 for Class A and Class B shares, respectively, including investments valued at $4,853,371,562 with a cost basis of $4,319,481,591. For financial reporting purposes, assets received, liabilities assumed, and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from MetLife Defensive Strategy and MetLife Moderate Strategy Portfolios were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $9,029,888,641, which included $136,635,307 and $533,889,971 of acquired unrealized appreciation on investments from MetLife Defensive Strategy and MetLife Moderate Strategy, respectively.

MSF-14

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Assuming the acquisition had been completed on January 1, 2014, the Portfolio’s pro-forma results of operations for the year ended December 31, 2014 are as follows:

Net Investment income	$154,153,884	(a)
Net realized and unrealized gain on investments	269,770,459	(b)

Net increase in net assets from operations	$423,924,343

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MetLife Defensive Strategy and MetLife Moderate Strategy that have been included in the Portfolio’s Statement of Operations since April 25, 2014.

(a)	$15,821,733 net investment income as reported at December 31, 2014, plus $49,602,970 from MetLife Defensive Strategy pre-merger net investment income, plus $88,380,787 from MetLife Moderate Strategy pre-merger net investment income, plus $240,411 in lower net advisory fees, plus $107,983 of pro-forma eliminated other expenses.
(b)	$735,647,801 unrealized appreciation as reported at December 31, 2014, minus $1,218,019,715 pro-forma December 31, 2013 unrealized appreciation, plus $479,558,569 net realized gain as reported at December 31, 2014, plus $74,144,708 and $198,439,096 in net realized gain from MetLife Defensive Strategy and MetLife Moderate Strategy pre-merger, respectively.

10. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MSF-15

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Asset Allocation 40 Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Asset Allocation 40 Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Asset Allocation 40 Portfolio of the Metropolitan Series Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-16

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-17

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-18

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its investment management activities, trading practices, financial condition, relevant personnel matters and compliance program, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments.

The Board further considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Asset Allocation 20 Portfolio, MetLife Asset Allocation 40 Portfolio, MetLife Asset Allocation 60 Portfolio, MetLife Asset Allocation 80 Portfolio and MetLife Asset Allocation 100 Portfolio) and the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio). With respect to

MSF-19

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from across the Adviser, meets periodically to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

MSF-20

Metropolitan Series Fund

MetLife Asset Allocation 40 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MetLife Asset Allocation 40 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board further considered that the Portfolio underperformed its benchmark, the MetLife AA 40 Broad Index, for the one-, three-, and five-year periods ended October 31, 2015. In addition, the Board noted that the Portfolio outperformed its other benchmark, the Dow Jones Moderately Conservative Index, for the one-, three-, and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and Expense Universe median, and that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size.

MSF-21

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A and B shares of the MetLife Asset Allocation 60 Portfolio returned -0.99% and -1.27%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -1.21%.

MARKET ENVIRONMENT / CONDITIONS

2015 marked a year of increasing uncertainty and volatility, especially in the third quarter when the volatility index, VIX, sprung to more than three times its average level. Major factors that impacted the global equity markets were concerns over China’s slowdown and a further and unexpected decline in commodity prices. China’s disappointing economic news, plummeting A-shares stock markets, surprise currency devaluation, and multiple rounds of interest rate cuts throughout the year added a tremendous amount of negative sentiment to the stock markets worldwide. Furthermore, after an approximate 40% price decline in 2014, crude oil plunged again in 2015. Prices of industrial metals fell sharply as well. The overall drop in commodity prices hurt many companies in the Energy, Materials, and Industrials sectors. Another theme in 2015 was the U.S. dollar’s continuous strengthening as a result of divergent central bank policies globally. While the Federal Reserve (the “Fed”) finally made their first move in nine years to raise interest rates in December, the European Central Bank, the Bank of Japan, and the People’s Bank of China further eased their monetary policies in 2015. As a result, the U.S. dollar strengthened against many other currencies, including those of both developed and emerging countries, leading to diminished returns for U.S. investors who invest in stocks and bonds outside the U.S.

The U.S. stock market, as measured by the S&P 500 Index, produced a modestly positive return of 1.4% in 2015. Mid cap (represented by the S&P Mid Cap 400 Index) and small cap stocks (S&P Small Cap 600) underperformed their large cap counterparts, and finished the year in negative territory with a return of -2.2% and -2.0% respectively. Stocks with a growth orientation noticeably outpaced those with a value bias. From a sector perspective, the Consumer, Health Care, and Information Technology sectors performed better than the broad market, while Energy and Materials significantly trailed as a result of falling commodity prices. Due to the risk-off sentiment dominating a big part of the year, stocks with low volatility and high quality characteristics significantly outperformed the rest. Developed markets outside U.S., in particular, Europe and Japan delivered solid performance, thanks to continuous accommodative monetary policies. The MSCI EAFE Index advanced 5.3% in local currency terms for the year. However, with currency depreciation, the return in U.S. dollar terms was slightly negative at -0.8%. Emerging markets, on the other hand, struggled and produced a loss of 5.8% in local currency terms and a woeful -14.9% return in dollar terms.

Fixed income markets in general were modestly up. Treasuries, agencies, and mortgage-backed securities all enjoyed a positive return for the year, while investment grade corporate bonds were slightly down. Overall, the Barclays U.S. Aggregate Bond Index advanced 0.6%. Conversely, high yield corporate bonds, driven particularly by energy related bonds, suffered a meaningful loss of -4.5% for the year. Foreign bonds on average produced a modestly positive return in local currency terms. However, U.S. investors realized a negative performance of -6.0% (measured by the Barclays Global Aggregate ex-U.S. Index) as a result of dollar strengthening.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Asset Allocation 60 Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 60% to equities and 40% to fixed income.

Over the twelve month period, the Portfolio performed relatively in line with the Dow Jones Moderate Index. While expenses and a strategic allocation to high yield bonds weighed on results relative to the index, strong security selection within underlying portfolios, in addition to a greater domestic orientation relative to the Dow Jones Index, offset the negative impact.

Domestic equity portfolios in aggregate produced strong results. While most value oriented portfolios detracted from performance as value style significantly underperformed growth in 2015, positive contribution generated from portfolios with a growth style more than offset the detraction from value portfolios. Among all value portfolios, the Invesco Comstock Portfolio was the largest performance detractor. The Invesco Comstock Portfolio’s contrarian investment style was not rewarded in this market environment where uncertainty was disproportionately punished. The BlackRock Large Cap Value Portfolio was another detractor, where underperformance was largely driven by weak stock selection within the Utilities, Financials, and Consumer Discretionary sectors. On the positive side, the Jennison Growth Portfolio considerably outpaced the Russell 1000 Growth Index, aided by the portfolio’s retail industry exposure where an overweight position combined with strong stock selection significantly contributed to performance. In addition, the portfolio’s underweight to the Industrials sector also proved to be beneficial. The T. Rowe Price Large Cap Growth Portfolio produced a sizable contribution as well. Its strong relative performance was attributable to both industry positioning and strong stock selection. From an industry positioning perspective, focusing more on software and services companies and less on hardware within the Technology sector, and an overweight to retail and an underweight to media within the Consumer Discretionary sector proved to be beneficial in 2015. In terms of stock selection, the portfolio delivered its strongest results in the retail area. In particular, a sizable position in Amazon added significantly to performance as the stock price more than doubled in the past year.

Among the equity portfolios that invest outside the U.S., the Van Eck Global Natural Resources Portfolio was by far the top detractor

MSF-1

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

as a result of plunging commodity prices. The portfolio underperformed its benchmark, the S&P North American Natural Resources Sector Index, driven largely by the portfolio’s industry positioning. Within the Energy sector, an overweight to industries that are more sensitive to oil prices such as oil & gas exploration & production and an underweight to integrated oil & gas companies proved to be detrimental in last year’s environment. Within the Materials sector, a higher exposure to metals & mining and a lighter exposure to containers & packaging also detracted from performance. Conversely, a number of international portfolios, including the Baillie Gifford International Stock Portfolio and the Met/Dimensional International Small Company Portfolio generated positive contributions. However, positive contributions from these portfolios were not substantial enough to counterbalance the negative impact from the Van Eck Portfolio.

The fixed income portfolios in aggregate contributed positively. The BlackRock Bond Income Portfolio outperformed its benchmark, the Barclays U.S. Aggregate Bond Index. Despite a moderate high yield exposure which is not part of the index, the portfolio managed to generate a positive alpha, benefiting from an overweight to Financials and an underweight to Industrials within the Investment Grade Credit space. Additionally, contributing to performance was an allocation across structured credit. The Met/Templeton International Bond Portfolio was another positive contributor, which was attributable to the portfolio’s sovereign credit exposures as well as a sizable underweight to the euro. It’s worth noting that the TCW Core Fixed Income Portfolio, which was newly added in May to further improve diversification, delivered positive relative performance in its first eight months. The portfolio benefited from an underweight to investment grade credit, particularly in commodity-related sectors such as energy and metals & mining, and the lack of exposure to non-U.S. sovereign credit which weighed on index returns. Conversely, the PIMCO Inflation Protected Bond Portfolio detracted from performance as inflation expectations remained muted.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
MetLife Asset Allocation 60 Portfolio
Class A	-0.99	6.71	5.27
Class B	-1.27	6.45	5.01
Dow Jones Moderate Index	-1.21	5.85	5.48

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 60% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	6.1
PIMCO Total Return Portfolio (Class A)	6.1
TCW Core Fixed Income Portfolio (Class A)	4.6
JPMorgan Core Bond Portfolio (Class A)	4.6
MFS Value Portfolio (Class A)	4.5
Western Asset Management U.S. Government Portfolio (Class A)	4.1
WMC Core Equity Opportunities Portfolio (Class A)	4.1
T. Rowe Price Large Cap Value Portfolio (Class A)	4.0
Jennison Growth Portfolio (Class A)	3.5
Invesco Comstock Portfolio (Class A)	3.5

MSF-3

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Asset Allocation 60 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.65%	$1,000.00	$966.00	$3.22
	Hypothetical*	0.65%	$1,000.00	$1,021.93	$3.31

Class B(a)	Actual	0.90%	$1,000.00	$965.10	$4.46
	Hypothetical*	0.90%	$1,000.00	$1,020.67	$4.58

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Schedule of Investments as of December 31, 2015

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	37,579,213	$364,894,159
BlackRock Bond Income Portfolio (Class A) (a)	8,450,922	896,980,829
BlackRock Capital Appreciation Portfolio (Class A) (a)	12,239,055	446,725,494
BlackRock High Yield Portfolio (Class A) (b)	12,157,806	87,657,782
BlackRock Large Cap Value Portfolio (Class A) (a)	60,520,848	509,585,538
Clarion Global Real Estate Portfolio (Class A) (b)	19,027,930	224,149,012
ClearBridge Aggressive Growth Portfolio (Class A) (b)	28,753,090	439,922,283
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	6,424,892	71,894,539
Harris Oakmark International Portfolio (Class A) (b)	31,785,933	426,885,074
Invesco Comstock Portfolio (Class A) (b)	36,786,881	513,912,724
Invesco Small Cap Growth Portfolio (Class A) (b)	16,864,369	252,122,312
Jennison Growth Portfolio (Class A) (a)	34,055,978	521,056,464
JPMorgan Core Bond Portfolio (Class A) (b)	65,401,734	672,329,829
JPMorgan Small Cap Value Portfolio (Class A) (b)	9,538,284	144,505,004
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	5,587,636	73,030,400
Lord Abbett Bond Debenture Portfolio (Class A) (b)	8,946,551	103,779,988
Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS Emerging Markets Equity Portfolio) (Class A) (b)	29,047,732	236,448,539
Met/Artisan International Portfolio (Class A) (b)	30,405,402	292,499,967
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	670,611	143,363,243
Met/Dimensional International Small Company Portfolio (Class A) (a)	11,580,137	150,194,383
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	30,190,747	297,680,762
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	46,665,314	448,920,317
Met/Templeton International Bond Portfolio (Class A) (b)	44,786,279	446,071,336
MetLife Small Cap Value Portfolio (Class A) (b)	14,320,914	180,729,939
MFS Research International Portfolio (Class A) (b)	27,620,038	288,905,596
MFS Value Portfolio (Class A) (a)	44,276,996	668,139,868
Neuberger Berman Genesis Portfolio (Class A) (a)	10,092,568	182,675,477
Oppenheimer Global Equity Portfolio (Class A) (b)	7,229,298	148,128,320
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	48,179,383	447,586,465
PIMCO Total Return Portfolio (Class A) (b)	79,222,899	896,803,213
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	19,742,591	448,156,808

Affiliated Investment Companies—(Continued)
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	17,481,846	595,956,117
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	13,117,456	149,407,829
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	10,092,964	222,146,129
TCW Core Fixed Income Portfolio (Class A) (b) (c)	67,619,840	672,817,404
Van Eck Global Natural Resources Portfolio (Class A) (a)	31,347,644	237,928,619
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	20,131,062	252,242,207
Western Asset Management U.S. Government Portfolio (Class A) (a)	50,301,302	598,585,499
WMC Core Equity Opportunities Portfolio (Class A) (a)	21,021,582	596,382,279
WMC Large Cap Research Portfolio (Class A) (b)	26,688,876	372,576,710

Total Mutual Funds (Cost $14,558,801,422)		14,723,778,457

Total Investments—100.0% (Cost $14,558,801,422) (d)		14,723,778,457
Other assets and liabilities (net)—0.0%		(3,905,784)

Net Assets—100.0%		$14,719,872,673

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.
(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $14,686,087,613. The aggregate unrealized appreciation and depreciation of investments were $817,720,376 and $(780,029,532), respectively, resulting in net unrealized appreciation of $37,690,844 for federal income tax purposes.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$14,723,778,457	$—	$—	$14,723,778,457
Total Investments	$14,723,778,457	$—	$—	$14,723,778,457

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Affiliated investments at value (a)	$14,723,778,457
Receivable for:
Investments sold	3,107,498
Fund shares sold	284,886

Total Assets	14,727,170,841
Liabilities
Payables for:
Fund shares redeemed	3,392,385
Accrued Expenses:
Management fees	661,975
Distribution and service fees	3,079,986
Deferred trustees’ fees	126,252
Other expenses	37,570

Total Liabilities	7,298,168

Net Assets	$14,719,872,673

Net Assets Consist of:
Paid in surplus	$12,933,059,120
Undistributed net investment income	450,471,337
Accumulated net realized gain	1,171,365,181
Unrealized appreciation on affiliated investments	164,977,035

Net Assets	$14,719,872,673

Net Assets
Class A	$330,116,199
Class B	14,389,756,474
Capital Shares Outstanding*
Class A	26,405,704
Class B	1,156,937,104
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.50
Class B	12.44

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $14,558,801,422.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends from Affiliated Underlying Portfolios	$389,347,088

Total investment income	389,347,088
Expenses
Management fees	8,306,070
Administration fees	22,280
Custodian and accounting fees	25,400
Distribution and service fees—Class B	38,780,038
Audit and tax services	31,230
Legal	23,299
Trustees’ fees and expenses	35,968
Miscellaneous	18,302

Total expenses	47,242,587

Net Investment Income	342,104,501

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	420,692,473
Capital gain distributions from Affiliated Underlying Portfolios	1,020,923,092

Net realized gain	1,441,615,565

Net change in unrealized depreciation on affiliated investments	(1,947,867,438)

Net realized and unrealized loss	(506,251,873)

Net Decrease in Net Assets From Operations	$(164,147,372)

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$342,104,501	$55,844,631
Net realized gain	1,441,615,565	1,118,188,088
Net change in unrealized depreciation	(1,947,867,438)	(395,614,488)

Increase (decrease) in net assets from operations	(164,147,372)	778,418,231

From Distributions to Shareholders
Net investment income
Class A	(2,574,394)	(7,722,496)
Class B	(82,914,174)	(110,873,673)
Net realized capital gains
Class A	(22,379,384)	(12,992,250)
Class B	(997,241,710)	(208,131,280)

Total distributions	(1,105,109,662)	(339,719,699)

Increase (decrease) in net assets from capital share transactions	(490,987,334)	10,289,071,405

Total increase (decrease) in net assets	(1,760,244,368)	10,727,769,937

Net Assets
Beginning of period	16,480,117,041	5,752,347,104

End of period	$14,719,872,673	$16,480,117,041

Undistributed net investment income
End of period	$450,471,337	$84,165,656

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	2,093,319	$27,736,767	2,498,122	$33,731,626
Shares issued through acquisition (a)	0	0	270,939	3,514,078
Reinvestments	1,909,241	24,953,778	1,605,794	20,714,746
Redemptions	(3,600,738)	(47,485,604)	(2,501,403)	(33,700,936)

Net increase	401,822	$5,204,941	1,873,452	$24,259,514

Class B
Sales	14,904,548	$196,446,489	27,652,134	$364,958,919
Shares issued through acquisition (a)	0	0	854,334,141	11,046,540,441
Reinvestments	82,961,281	1,080,155,884	24,786,710	319,004,953
Redemptions	(134,153,618)	(1,772,794,648)	(109,596,527)	(1,465,692,422)

Net increase (decrease)	(36,287,789)	$(496,192,275)	797,176,458	$10,264,811,891

Increase (decrease) derived from capital shares transactions		$(490,987,334)		$10,289,071,405

(a)	See Note 9 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.57	$13.74	$11.98	$10.83	$11.14

Income (Loss) from Investment Operations
Net investment income (a)	0.32	0.21	0.25	0.23	0.22
Net realized and unrealized gain (loss) on investments	(0.41)	0.48	1.89	1.21	(0.34)

Total from investment operations	(0.09)	0.69	2.14	1.44	(0.12)

Less Distributions
Distributions from net investment income	(0.10)	(0.32)	(0.28)	(0.29)	(0.19)
Distributions from net realized capital gains	(0.88)	(0.54)	(0.10)	0.00	0.00

Total distributions	(0.98)	(0.86)	(0.38)	(0.29)	(0.19)

Net Asset Value, End of Period	$12.50	$13.57	$13.74	$11.98	$10.83

Total Return (%) (b)	(0.99)	5.29	18.29	13.47	(1.14)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.05	0.05	0.06	0.06	0.06
Ratio of net investment income to average net assets (%) (d)	2.40	1.58	1.95	2.03	1.99
Portfolio turnover rate (%)	15	16	15	11	41
Net assets, end of period (in millions)	$330.1	$353.0	$331.6	$274.8	$239.0

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.52	$13.69	$11.94	$10.79	$11.10

Income (Loss) from Investment Operations
Net investment income (a)	0.28	0.05	0.22	0.21	0.19
Net realized and unrealized gain (loss) on investments	(0.41)	0.61	1.88	1.20	(0.33)

Total from investment operations	(0.13)	0.66	2.10	1.41	(0.14)

Less Distributions
Distributions from net investment income	(0.07)	(0.29)	(0.25)	(0.26)	(0.17)
Distributions from net realized capital gains	(0.88)	(0.54)	(0.10)	0.00	0.00

Total distributions	(0.95)	(0.83)	(0.35)	(0.26)	(0.17)

Net Asset Value, End of Period	$12.44	$13.52	$13.69	$11.94	$10.79

Total Return (%) (b)	(1.27)	5.05	17.98	13.24	(1.37)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.30	0.30	0.31	0.31	0.31
Ratio of net investment income to average net assets (%) (d)	2.15	0.39	1.71	1.81	1.74
Portfolio turnover rate (%)	15	16	15	11	41
Net assets, end of period (in millions)	$14,389.8	$16,127.1	$5,420.8	$4,800.4	$4,461.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Asset Allocation 60 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-10

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$2,370,294,847	$0	$2,603,787,415

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$8,306,070	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

MSF-11

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the year ended December 31, 2015 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2015 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at December 31, 2015
Baillie Gifford International Stock	40,371,694	654,447	(3,446,928)	37,579,213
BlackRock Bond Income	9,656,362	476,348	(1,681,788)	8,450,922
BlackRock Capital Appreciation	12,284,829	2,214,656	(2,260,430)	12,239,055
BlackRock High Yield	11,981,367	1,113,842	(937,403)	12,157,806
BlackRock Large Cap Value	59,755,727	5,767,909	(5,002,788)	60,520,848
Clarion Global Real Estate	26,943,803	843,950	(8,759,823)	19,027,930
ClearBridge Aggressive Growth	31,566,793	131,906	(2,945,609)	28,753,090
Goldman Sachs Mid Cap Value	5,187,761	1,607,365	(370,234)	6,424,892
Harris Oakmark International	30,304,290	3,845,120	(2,363,477)	31,785,933
Invesco Comstock	37,280,225	2,316,522	(2,809,866)	36,786,881
Invesco Small Cap Growth	17,210,807	3,907,950	(4,254,388)	16,864,369
Jennison Growth	36,050,742	5,687,051	(7,681,815)	34,055,978
JPMorgan Core Bond	86,347,118	1,932,070	(22,877,454)	65,401,734
JPMorgan Small Cap Value	9,473,130	955,819	(890,665)	9,538,284
Loomis Sayles Small Cap Growth	5,764,191	787,561	(964,116)	5,587,636
Lord Abbett Bond Debenture	8,897,334	877,274	(828,057)	8,946,551
Met/Aberdeen Emerging Markets Equity (formerly, MFS Emerging Markets Equity)	27,540,483	1,569,987	(62,738)	29,047,732
Met/Artisan International	31,859,594	257,538	(1,711,730)	30,405,402
Met/Artisan Mid Cap Value	616,033	88,730	(34,152)	670,611
Met/Dimensional International Small Company	10,408,592	2,381,861	(1,210,316)	11,580,137
Met/Eaton Vance Floating Rate	31,866,281	1,206,199	(2,881,733)	30,190,747
Met/Franklin Low Duration Total Return	49,100,578	1,667,012	(4,102,276)	46,665,314
Met/Templeton International Bond	43,125,365	3,969,290	(2,308,376)	44,786,279
MetLife Small Cap Value	10,267,739	5,199,066	(1,145,891)	14,320,914
MFS Research International	28,966,078	821,380	(2,167,420)	27,620,038
MFS Value	41,233,752	8,418,399	(5,375,155)	44,276,996
Neuberger Berman Genesis	13,965,922	44,597	(3,917,951)	10,092,568
Oppenheimer Global Equity	4,009,453	3,595,399	(375,554)	7,229,298
PIMCO Inflation Protected Bond	48,046,122	2,579,595	(2,446,334)	48,179,383
PIMCO Total Return	109,492,403	6,246,237	(36,515,741)	79,222,899
T. Rowe Price Large Cap Growth	20,330,575	3,811,236	(4,399,220)	19,742,591
T. Rowe Price Large Cap Value	18,758,082	349,757	(1,625,993)	17,481,846

MSF-12

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at December 31, 2015
T. Rowe Price Mid Cap Growth	13,516,410	2,094,480	(2,493,434)	13,117,456
T. Rowe Price Small Cap Growth	10,860,366	880,217	(1,647,619)	10,092,964
TCW Core Fixed Income	—	70,442,751	(2,822,911)	67,619,840
Van Eck Global Natural Resources	23,863,380	9,187,877	(1,703,613)	31,347,644
Western Asset Management Strategic Bond Opportunities	14,471,654	6,262,231	(602,823)	20,131,062
Western Asset Management U.S. Government	67,570,527	1,285,642	(18,554,867)	50,301,302
WMC Core Equity Opportunities	15,574,285	8,303,551	(2,856,254)	21,021,582
WMC Large Cap Research	29,055,659	2,292,770	(4,659,553)	26,688,876

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2015
Baillie Gifford International Stock	$5,212,821	$—	$6,547,750	$364,894,159
BlackRock Bond Income	3,749,695	11,387,996	38,886,063	896,980,829
BlackRock Capital Appreciation	25,427,410	82,065,476	—	446,725,494
BlackRock High Yield	(150,287)	854,991	7,718,026	87,657,782
BlackRock Large Cap Value	93,086	44,183,742	9,873,770	509,585,538
Clarion Global Real Estate	44,316,472	—	9,681,194	224,149,012
ClearBridge Aggressive Growth	35,519,771	—	1,958,508	439,922,283
Goldman Sachs Mid Cap Value	1,306,178	19,530,759	710,740	71,894,539
Harris Oakmark International	11,341,495	42,187,356	14,772,583	426,885,074
Invesco Comstock	19,832,586	18,214,582	16,946,256	513,912,724
Invesco Small Cap Growth	16,954,886	64,865,456	398,192	252,122,312
Jennison Growth	40,956,703	84,129,467	1,524,907	521,056,464
JPMorgan Core Bond	(1,970,856)	—	19,515,894	672,329,829
JPMorgan Small Cap Value	1,116,888	13,688,077	2,151,490	144,505,004
Loomis Sayles Small Cap Growth	3,847,902	10,350,547	—	73,030,400
Lord Abbett Bond Debenture	429,792	4,448,883	6,314,543	103,779,988
Met/Aberdeen Emerging Markets Equity (formerly, MFS Emerging Markets Equity)	221,115	—	5,403,931	236,448,539
Met/Artisan International	1,304,949	—	2,326,030	292,499,967
Met/Artisan Mid Cap Value	6,093,920	19,535,823	1,851,315	143,363,243
Met/Dimensional International Small Company	1,371,497	25,508,418	3,016,065	150,194,383
Met/Eaton Vance Floating Rate	653,561	—	12,173,661	297,680,762
Met/Franklin Low Duration Total Return	(1,207,956)	—	15,983,352	448,920,317
Met/Templeton International Bond	368,003	860,663	40,020,823	446,071,336
MetLife Small Cap Value	2,967,216	70,865,091	739,579	180,729,939
MFS Research International	4,489,443	—	9,110,613	288,905,596
MFS Value	42,839,550	111,625,992	19,428,451	668,139,868
Neuberger Berman Genesis	25,794,092	—	844,713	182,675,477
Oppenheimer Global Equity	770,962	3,362,712	1,830,337	148,128,320
PIMCO Inflation Protected Bond	(3,247,384)	—	24,452,946	447,586,465
PIMCO Total Return	(4,000,613)	12,607,739	57,873,022	896,803,213
T. Rowe Price Large Cap Growth	36,148,548	84,228,433	658,463	448,156,808
T. Rowe Price Large Cap Value	29,187,484	1,330,268	11,055,607	595,956,117
T. Rowe Price Mid Cap Growth	9,602,282	24,420,164	—	149,407,829
T. Rowe Price Small Cap Growth	8,331,722	20,393,517	324,768	222,146,129
TCW Core Fixed Income	(60,873)	—	—	672,817,404
Van Eck Global Natural Resources	3,211,814	—	1,440,787	237,928,619
Western Asset Management Strategic Bond Opportunities	397,690	—	13,489,641	252,242,207
Western Asset Management U.S. Government	6,320,975	—	14,994,544	598,585,499
WMC Core Equity Opportunities	33,534,272	221,736,710	11,526,730	596,382,279
WMC Large Cap Research	7,615,662	28,540,230	3,801,794	372,576,710

	$420,692,473	$1,020,923,092	$389,347,088	$14,723,778,457

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under

MSF-13

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$88,972,467	$123,142,634	$1,016,137,195	$216,577,065	$1,105,109,662	$339,719,699

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$453,991,577	$1,295,257,386	$37,690,844	$—	$1,786,939,807

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Acquisition

At the close of business on April 25, 2014, the Portfolio, with aggregate Class A and Class B net assets of $335,269,853 and $5,341,696,130, respectively, acquired all of the assets and liabilities of MetLife Balanced Strategy Portfolio of the Met Investors Series Trust (“MetLife Balanced Strategy”).

The acquisition was accomplished by a tax-free exchange of 270,939 Class A shares of the Portfolio (valued at $3,514,078) for 296,996 Class A shares of MetLife Balanced Strategy and 854,334,141 Class B shares of the Portfolio (valued at $11,046,540,441) for 936,790,443 Class B shares of MetLife Balanced Strategy. Each shareholder of MetLife Balanced Strategy received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 25, 2014. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by MetLife Balanced Strategy may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. All costs associated with the merger were borne by the shareholders of the Portfolio.

MetLife Balanced Strategy’s net assets on April 25, 2014, were $3,514,078 and $11,046,540,441 for Class A and Class B shares, respectively, including investments valued at $11,052,624,568 with a cost basis of $9,509,489,354. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from MetLife Balanced Strategy were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $16,727,020,502, which included $1,543,135,214 of acquired unrealized appreciation.

Assuming the acquisition had been completed on January 1, 2014, the Portfolio’s pro-forma results of operations for the year ended December 31, 2014 are as follows:

Net Investment income	$228,457,836	(a)
Net realized and unrealized gain on investments	611,797,014	(b)

Net increase in net assets from operations	$840,254,850

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MetLife Balanced Strategy that have been included in the Portfolio’s Statement of Operations since April 25, 2014.

MSF-14

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

(a)	$55,844,631 net investment income as reported at December 31, 2014, plus $172,432,275 from MetLife Balanced Strategy pre-merger net investment income, plus $120,205 in lower advisory fees, plus $60,725 of pro-forma eliminated other expenses.
(b)	$2,112,844,473 unrealized appreciation as reported at December 31, 2014, minus $3,161,050,146 pro-forma December 31, 2013 unrealized Appreciation, plus $1,118,188,088 net realized gain as reported at December 31, 2014, plus $541,814,599 in net realized gain from MetLife Balanced Strategy pre-merger.

10. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MSF-15

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Asset Allocation 60 Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Asset Allocation 60 Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Asset Allocation 60 Portfolio of the Metropolitan Series Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-16

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-17

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-18

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its investment management activities, trading practices, financial condition, relevant personnel matters and compliance program, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments.

The Board further considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Asset Allocation 20 Portfolio, MetLife Asset Allocation 40 Portfolio, MetLife Asset Allocation 60 Portfolio, MetLife Asset Allocation 80 Portfolio and MetLife Asset Allocation 100 Portfolio) and the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio). With respect to

MSF-19

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from across the Adviser, meets periodically to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

MSF-20

Metropolitan Series Fund

MetLife Asset Allocation 60 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MetLife Asset Allocation 60 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board further considered that the Portfolio underperformed its benchmark, the Moderate AA Broad Index, for the one- and five-year periods ended October 31, 2015 and outperformed the MetLife AA 60 Broad Index for the three-year period ended October 31, 2015. The Board also noted that the Portfolio outperformed its other benchmark, the Dow Jones Moderate Index, for the one-, three-, and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size.

MSF-21

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A and B shares of the MetLife Asset Allocation 80 Portfolio returned -1.50% and -1.70%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned -1.89%.

MARKET ENVIRONMENT / CONDITIONS

2015 marked a year of increasing uncertainty and volatility, especially in the third quarter when the volatility index, VIX, sprung to more than three times its average level. Major factors that impacted the global equity markets were concerns over China’s slowdown and a further and unexpected decline in commodity prices. China’s disappointing economic news, plummeting A-shares stock markets, surprise currency devaluation, and multiple rounds of interest rate cuts throughout the year added a tremendous amount of negative sentiment to the stock markets worldwide. Furthermore, after an approximate 40% price decline in 2014, crude oil plunged again in 2015. Prices of industrial metals fell sharply as well. The overall drop in commodity prices hurt many companies in the Energy, Materials, and Industrials sectors. Another theme in 2015 was the U.S. dollar’s continuous strengthening as a result of divergent central bank policies globally. While the Federal Reserve (the “Fed”) finally made their first move in nine years to raise interest rates in December, the European Central Bank, the Bank of Japan, and the People’s Bank of China further eased their monetary policies in 2015. As a result, the U.S. dollar strengthened against many other currencies, including those of both developed and emerging countries, leading to diminished returns for U.S. investors who invest in stocks and bonds outside the U.S.

The U.S. stock market, as measured by the S&P 500 Index, produced a modestly positive return of 1.4% in 2015. Mid cap (represented by the S&P Mid Cap 400 Index) and small cap stocks (S&P Small Cap 600) underperformed their large cap counterparts, and finished the year in negative territory with a return of -2.2% and -2.0% respectively. Stocks with a growth orientation noticeably outpaced those with a value bias. From a sector perspective, the Consumer, Health Care, and Information Technology sectors performed better than the broad market, while Energy and Materials significantly trailed as a result of falling commodity prices. Due to the risk-off sentiment dominating a big part of the year, stocks with low volatility and high quality characteristics significantly outperformed the rest. Developed markets outside U.S., in particular, Europe and Japan delivered solid performance, thanks to continuous accommodative monetary policies. The MSCI EAFE Index advanced 5.3% in local currency terms for the year. However, with currency depreciation, the return in U.S. dollar terms was slightly negative at -0.8%. Emerging markets, on the other hand, struggled and produced a loss of 5.8% in local currency terms and a woeful -14.9% return in dollar terms.

Fixed income markets in general were modestly up. Treasuries, agencies, and mortgage-backed securities all enjoyed a positive return for the year, while investment grade corporate bonds were slightly down. Overall, the Barclays U.S. Aggregate Bond Index advanced 0.6%. Conversely, high yield corporate bonds, driven particularly by energy related bonds, suffered a meaningful loss of -4.5% for the year. Foreign bonds on average produced a modestly positive return in local currency terms. However, U.S. investors realized a negative performance of -6.0% (measured by the Barclays Global Aggregate ex-U.S. Index) as a result of dollar strengthening.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Asset Allocation 80 Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 80% to equities and 20% to fixed income.

Over the twelve month period, the Portfolio outperformed the Dow Jones Moderately Aggressive Index. While expenses and a strategic allocation to high yield bonds weighed on results relative to the index, strong security selection within underlying portfolios, in addition to a greater domestic orientation relative to the Dow Jones Index, more than offset the negative impact.

Domestic equity portfolios in aggregate produced strong results. While most value oriented portfolios detracted from performance, as value significantly underperformed growth in 2015, positive contribution generated from portfolios with a growth style more than offset the detraction from value portfolios. Among all value portfolios, the Invesco Comstock Portfolio was the largest performance detractor. The Invesco Comstock Portfolio’s contrarian investment style was not rewarded in this market environment where uncertainty was disproportionately punished. The BlackRock Large Cap Value Portfolio was another detractor, where underperformance was largely driven by weak stock selection within the Utilities, Financials, and Consumer Discretionary sectors. On the positive side, the Jennison Growth Portfolio considerably outpaced the Russell 1000 Growth Index, aided by the portfolio’s retail industry exposure where an overweight position combined with strong stock selection significantly contributed to performance. In addition, the portfolio’s underweight to the Industrials sector also proved to be beneficial. The T. Rowe Price Large Cap Growth Portfolio produced a sizable contribution as well. Its strong relative performance was attributable to both industry positioning and strong stock selection. From an industry positioning perspective, focusing more on software and services companies and less on hardware within the Technology sector, and an overweight to retail and an underweight to media within the Consumer Discretionary sector proved to be beneficial in 2015. In terms of stock selection, the portfolio delivered its strongest results in the retail area. In particular, a sizable position in Amazon added significantly to performance as the stock price more than doubled in the past year.

Among the equity portfolios that invest outside the U.S., the Van Eck Global Natural Resources Portfolio was by far the top detractor

MSF-1

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

as a result of plunging commodity prices. The portfolio underperformed its benchmark, the S&P North American Natural Resources Sector Index, driven largely by the portfolio’s industry positioning. Within the Energy sector, an overweight to industries that are more sensitive to oil prices such as oil & gas exploration & production and an underweight to integrated oil & gas companies proved to be detrimental in last year’s environment. Within the Materials sector, a higher exposure to metals & mining and a lighter exposure to containers & packaging also detracted from performance. Conversely, a number of international portfolios, including the Baillie Gifford International Stock Portfolio and the Met/Dimensional International Small Company Portfolio generated positive contributions. However, positive contributions from these portfolios were not substantial enough to counterbalance the negative impact from the Van Eck Portfolio.

The fixed income portfolios in aggregate contributed positively. The BlackRock Bond Income Portfolio outperformed its benchmark, the Barclays U.S. Aggregate Bond Index. Despite a moderate high yield exposure which is not part of the index, the portfolio managed to generate a positive alpha, benefiting from an overweight to Financials and an underweight to Industrials within the Investment Grade Credit space. Additionally, contributing to performance was an allocation across structured credit. The Met/Templeton International Bond Portfolio was another positive contributor, which was attributable to the portfolio’s sovereign credit exposures as well as a sizable underweight to the euro. It’s worth noting that the TCW Core Fixed Income Portfolio, which was newly added in May to further improve diversification, delivered positive relative performance in its first eight months. The portfolio benefited from an underweight to investment grade credit, particularly in commodity-related sectors such as energy and metals & mining, and the lack of exposure to non-U.S. sovereign credit which weighed on index returns. Conversely, the PIMCO Inflation Protected Bond Portfolio detracted from performance as inflation expectations remained muted.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
MetLife Asset Allocation 80 Portfolio
Class A	-1.50	7.65	5.25
Class B	-1.70	7.38	4.99
Dow Jones Moderately Aggressive Index	-1.89	6.84	5.92

1 The Dow Jones Moderately Aggressive Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 80% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Jennison Growth Portfolio (Class A)	5.1
MFS Value Portfolio (Class A)	5.1
T. Rowe Price Large Cap Growth Portfolio (Class A)	4.6
WMC Core Equity Opportunities Portfolio (Class A)	4.6
T. Rowe Price Large Cap Value Portfolio (Class A)	4.6
ClearBridge Aggressive Growth Portfolio (Class A)	4.5
Invesco Comstock Portfolio (Class A)	4.5
Harris Oakmark International Portfolio (Class A)	3.9
BlackRock Capital Appreciation Portfolio (Class A)	3.6
Baillie Gifford International Stock Portfolio (Class A)	3.5

MSF-3

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Asset Allocation 80 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.69%	$1,000.00	$954.30	$3.40
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52
Class B(a)	Actual	0.94%	$1,000.00	$952.80	$4.63
	Hypothetical*	0.94%	$1,000.00	$1,020.47	$4.79

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Schedule of Investments as of December 31, 2015

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	40,371,978	$392,011,903
BlackRock Bond Income Portfolio (Class A) (a)	3,191,919	338,790,253
BlackRock Capital Appreciation Portfolio (Class A) (a)	10,853,918	396,168,018
BlackRock High Yield Portfolio (Class A) (b)	7,591,279	54,733,118
BlackRock Large Cap Value Portfolio (Class A) (a)	46,292,832	389,785,648
Clarion Global Real Estate Portfolio (Class A) (b)	24,085,117	283,722,674
ClearBridge Aggressive Growth Portfolio (Class A) (b)	33,009,817	505,050,199
Frontier Mid Cap Growth Portfolio (Class A) (a)	1,660,188	55,931,722
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	14,832,588	165,976,663
Harris Oakmark International Portfolio (Class A) (b)	32,467,322	436,036,131
Invesco Comstock Portfolio (Class A) (b)	36,107,381	504,420,115
Invesco Mid Cap Value Portfolio (Class A) (b)	3,036,363	53,470,355
Invesco Small Cap Growth Portfolio (Class A) (b)	20,216,744	302,240,326
Jennison Growth Portfolio (Class A) (a)	37,025,242	566,486,205
JPMorgan Core Bond Portfolio (Class A) (b)	21,947,710	225,622,462
JPMorgan Small Cap Value Portfolio (Class A) (b)	10,968,262	166,169,176
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	12,690,835	165,869,219
Lord Abbett Bond Debenture Portfolio (Class A) (b)	14,380,088	166,809,018
Met/Aberdeen Emerging Markets Equity Portfolio (formerly, MFS Emerging Markets Equity Portfolio) (Class A) (b)	31,775,541	258,652,906
Met/Artisan International Portfolio (Class A) (b)	34,440,380	331,316,455
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	511,787	109,409,851
Met/Dimensional International Small Company Portfolio (Class A) (a)	17,607,509	228,369,398
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	11,327,411	111,688,270
Met/Templeton International Bond Portfolio (Class A) (b)	34,036,040	338,998,954
MetLife Small Cap Value Portfolio (Class A) (b)	13,152,811	165,988,470
MFS Research International Portfolio (Class A) (b)	31,696,333	331,543,640
MFS Value Portfolio (Class A) (a)	37,381,138	564,081,369
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b) (c)	3,575,102	56,200,605
Neuberger Berman Genesis Portfolio (Class A) (a)	4,630,674	83,815,208
Oppenheimer Global Equity Portfolio (Class A) (b)	5,499,512	112,685,006

Affiliated Investment Companies—(Continued)
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	18,078,897	167,952,957
PIMCO Total Return Portfolio (Class A) (b)	29,956,449	339,107,003
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	22,528,961	511,407,418
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	14,948,745	509,602,710
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	9,965,663	113,508,906
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	7,677,471	168,981,138
TCW Core Fixed Income Portfolio (Class A) (b) (c)	22,696,128	225,826,474
Van Eck Global Natural Resources Portfolio (Class A) (a)	35,787,387	271,626,270
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	8,926,377	111,847,501
WMC Core Equity Opportunities Portfolio (Class A) (a)	17,974,943	509,949,146
WMC Large Cap Research Portfolio (Class A) (b)	24,333,501	339,695,676

Total Mutual Funds (Cost $10,742,406,720)		11,131,548,536

Total Investments—100.0% (Cost $10,742,406,720) (d)		11,131,548,536
Other assets and liabilities (net)—0.0%		(3,010,332)

Net Assets—100.0%		$11,128,538,204

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.
(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $10,933,188,138. The aggregate unrealized appreciation and depreciation of investments were $783,718,982 and $(585,358,584), respectively, resulting in net unrealized appreciation of $198,360,398 for federal income tax purposes.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$11,131,548,536	$—	$—	$11,131,548,536
Total Investments	$11,131,548,536	$—	$—	$11,131,548,536

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Affiliated investments at value (a)	$11,131,548,536
Receivable for:
Investments sold	1,359,657
Fund shares sold	1,010,798

Total Assets	11,133,918,991
Liabilities
Payables for:
Fund shares redeemed	2,370,455
Accrued Expenses:
Management fees	508,865
Distribution and service fees	2,302,612
Deferred trustees’ fees	161,071
Other expenses	37,784

Total Liabilities	5,380,787

Net Assets	$11,128,538,204

Net Assets Consist of:
Paid in surplus	$9,330,201,174
Undistributed net investment income	317,815,737
Accumulated net realized gain	1,091,379,477
Unrealized appreciation on affiliated investments	389,141,816

Net Assets	$11,128,538,204

Net Assets
Class A	$386,427,054
Class B	10,742,111,150
Capital Shares Outstanding*
Class A	27,642,061
Class B	771,915,225
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.98
Class B	13.92

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $10,742,406,720.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends from Affiliated Underlying Portfolios	$244,403,142

Total investment income	244,403,142
Expenses
Management fees	6,385,901
Administration fees	22,280
Custodian and accounting fees	25,400
Distribution and service fees—Class B	29,056,734
Audit and tax services	31,230
Legal	23,456
Trustees’ fees and expenses	35,968
Miscellaneous	15,523

Total expenses	35,596,492

Net Investment Income	208,806,650

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	394,113,726
Capital gain distributions from Affiliated Underlying Portfolios	1,016,168,388

Net realized gain	1,410,282,114

Net change in unrealized depreciation on affiliated investments	(1,798,225,312)

Net realized and unrealized loss	(387,943,198)

Net Decrease in Net Assets From Operations	$(179,136,548)

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$208,806,650	$17,764,059
Net realized gain	1,410,282,114	924,453,529
Net change in unrealized depreciation	(1,798,225,312)	(300,355,707)

Increase (decrease) in net assets from operations	(179,136,548)	641,861,881

From Distributions to Shareholders
Net investment income
Class A	(2,097,361)	(6,892,559)
Class B	(38,532,004)	(49,304,918)
Net realized capital gains
Class A	(17,880,004)	0
Class B	(525,576,538)	0

Total distributions	(584,085,907)	(56,197,477)

Increase (decrease) in net assets from capital share transactions	(537,645,681)	8,435,684,792

Total increase (decrease) in net assets	(1,300,868,136)	9,021,349,196

Net Assets
Beginning of period	12,429,406,340	3,408,057,144

End of period	$11,128,538,204	$12,429,406,340

Undistributed net investment income
End of period	$317,815,737	$39,198,224

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	2,069,476	$30,549,734	2,902,533	$42,326,205
Shares issued through acquisition (a)	0	0	484,673	6,867,812
Reinvestments	1,344,372	19,977,365	489,529	6,892,559
Redemptions	(2,276,097)	(33,686,689)	(2,713,104)	(39,857,607)

Net increase	1,137,751	$16,840,410	1,163,631	$16,228,969

Class B
Sales	13,028,991	$189,959,011	30,698,962	$439,264,550
Shares issued through acquisition (a)	0	0	640,104,987	9,051,084,521
Reinvestments	38,089,706	564,108,542	3,509,247	49,304,918
Redemptions	(88,844,098)	(1,308,553,644)	(76,601,959)	(1,120,198,166)

Net increase (decrease)	(37,725,401)	$(554,486,091)	597,711,237	$8,419,455,823

Increase (decrease) derived from capital shares transactions		$(537,645,681)		$8,435,684,792

(a)	See Note 9 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.92	$14.41	$11.78	$10.39	$10.94

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.18	0.21	0.18	0.18
Net realized and unrealized gain (loss) on investments	(0.47)	0.60	2.64	1.45	(0.55)

Total from investment operations	(0.18)	0.78	2.85	1.63	(0.37)

Less Distributions
Distributions from net investment income	(0.08)	(0.27)	(0.22)	(0.24)	(0.18)
Distributions from net realized capital gains	(0.68)	0.00	0.00	0.00	0.00

Total distributions	(0.76)	(0.27)	(0.22)	(0.24)	(0.18)

Net Asset Value, End of Period	$13.98	$14.92	$14.41	$11.78	$10.39

Total Return (%) (b)	(1.50)	5.53	24.51	15.82	(3.55)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.05	0.06	0.07	0.07	0.07
Ratio of net investment income to average net assets (%) (d)	1.96	1.26	1.65	1.60	1.66
Portfolio turnover rate (%)	13	22	13	13	46
Net assets, end of period (in millions)	$386.4	$395.4	$365.2	$290.4	$246.1

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.86	$14.36	$11.73	$10.36	$10.91

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.02	0.19	0.15	0.16
Net realized and unrealized gain (loss) on investments	(0.46)	0.72	2.63	1.43	(0.56)

Total from investment operations	(0.21)	0.74	2.82	1.58	(0.40)

Less Distributions
Distributions from net investment income	(0.05)	(0.24)	(0.19)	(0.21)	(0.15)
Distributions from net realized capital gains	(0.68)	0.00	0.00	0.00	0.00

Total distributions	(0.73)	(0.24)	(0.19)	(0.21)	(0.15)

Net Asset Value, End of Period	$13.92	$14.86	$14.36	$11.73	$10.36

Total Return (%) (b)	(1.70)	5.23	24.31	15.39	(3.77)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.30	0.31	0.32	0.32	0.32
Ratio of net investment income to average net assets (%) (d)	1.73	0.14	1.43	1.38	1.44
Portfolio turnover rate (%)	13	22	13	13	46
Net assets, end of period (in millions)	$10,742.1	$12,034.0	$3,042.8	$2,608.8	$2,432.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Asset Allocation 80 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-10

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,678,209,316	$0	$1,575,277,613

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$6,385,901	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

MSF-11

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Services Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Services Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amount incurred by the Asset Allocation Portfolio for the year ended December 31, 2015 is shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2015 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at December 31, 2015
Baillie Gifford International Stock	42,715,394	696,996	(3,040,412)	40,371,978
BlackRock Bond Income	3,341,608	174,624	(324,313)	3,191,919
BlackRock Capital Appreciation	10,861,435	1,973,748	(1,981,265)	10,853,918
BlackRock High Yield	7,394,358	713,301	(516,380)	7,591,279
BlackRock Large Cap Value*	45,207,131	4,417,299	(3,331,598)	46,292,832
Clarion Global Real Estate	30,622,053	1,091,659	(7,628,595)	24,085,117
ClearBridge Aggressive Growth	35,843,178	157,369	(2,990,730)	33,009,817
Frontier Mid Cap Growth	1,707,100	209,134	(256,046)	1,660,188
Goldman Sachs Mid Cap Value*	11,803,747	3,692,985	(664,144)	14,832,588
Harris Oakmark International	30,480,871	3,948,831	(1,962,380)	32,467,322
Invesco Comstock	36,259,939	2,275,687	(2,428,245)	36,107,381
Invesco Mid Cap Value	3,133,964	166,820	(264,421)	3,036,363
Invesco Small Cap Growth	19,526,083	4,721,937	(4,031,276)	20,216,744
Jennison Growth	38,956,276	6,209,627	(8,140,661)	37,025,242
JPMorgan Core Bond	35,313,087	814,956	(14,180,333)	21,947,710
JPMorgan Small Cap Value	10,783,161	1,099,169	(914,068)	10,968,262
Loomis Sayles Small Cap Growth*	13,157,347	1,705,873	(2,172,385)	12,690,835
Lord Abbett Bond Debenture	14,272,422	1,437,406	(1,329,740)	14,380,088
Met/Aberdeen Emerging Markets Equity (formerly, MFS Emerging Markets Equity)*	29,801,955	2,007,452	(33,866)	31,775,541
Met/Artisan International*	30,008,134	4,746,752	(314,506)	34,440,380
Met/Artisan Mid Cap Value	453,311	68,229	(9,753)	511,787
Met/Dimensional International Small Company*	15,594,645	3,703,969	(1,691,105)	17,607,509
Met/Eaton Vance Floating Rate	11,850,275	469,472	(992,336)	11,327,411
Met/Templeton International Bond*	31,941,703	3,013,854	(919,517)	34,036,040
MetLife Small Cap Value	9,309,940	4,774,740	(931,869)	13,152,811
MFS Research International	32,667,549	952,386	(1,923,602)	31,696,333
MFS Value	34,787,212	7,160,516	(4,566,590)	37,381,138
Morgan Stanley Mid Cap Growth	3,802,474	20,063	(247,435)	3,575,102
Neuberger Berman Genesis	7,048,210	20,347	(2,437,883)	4,630,674
Oppenheimer Global Equity	6,016,507	187,110	(704,105)	5,499,512
PIMCO Inflation Protected Bond	17,687,177	1,067,236	(675,516)	18,078,897
PIMCO Total Return	35,737,417	2,223,028	(8,003,996)	29,956,449

MSF-12

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at December 31, 2015
T. Rowe Price Large Cap Growth	23,082,429	4,367,990	(4,921,458)	22,528,961
T. Rowe Price Large Cap Value	15,990,367	300,739	(1,342,361)	14,948,745
T. Rowe Price Mid Cap Growth	10,254,499	1,601,841	(1,890,677)	9,965,663
T. Rowe Price Small Cap Growth	8,228,480	674,381	(1,225,390)	7,677,471
TCW Core Fixed Income	—	23,969,989	(1,273,861)	22,696,128
Van Eck Global Natural Resources*	26,821,984	10,165,749	(1,200,346)	35,787,387
Western Asset Management Strategic Bond Opportunities	9,055,632	496,040	(625,295)	8,926,377
WMC Core Equity Opportunities	13,276,452	7,166,441	(2,467,950)	17,974,943
WMC Large Cap Research	26,456,001	2,104,607	(4,227,107)	24,333,501

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2015. The most recent Annual Report of the Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of December 31, 2015
Baillie Gifford International Stock	$10,705,100	$—	$7,041,946	$392,011,903
BlackRock Bond Income	593,248	4,074,002	13,911,306	338,790,253
BlackRock Capital Appreciation	21,546,309	73,143,827	1	396,168,018
BlackRock High Yield	(278,891)	543,298	4,904,362	54,733,118
BlackRock Large Cap Value	4,205,703	33,792,693	7,551,676	389,785,648
Clarion Global Real Estate	17,213,894	—	12,390,901	283,722,674
ClearBridge Aggressive Growth	35,738,299	—	2,256,768	505,050,199
Frontier Mid Cap Growth	1,846,547	7,632,567	—	55,931,722
Goldman Sachs Mid Cap Value	5,658,101	44,823,918	1,631,180	165,976,663
Harris Oakmark International	17,298,881	43,242,536	15,142,071	436,036,131
Invesco Comstock	23,061,368	17,923,241	16,675,200	504,420,115
Invesco Mid Cap Value	584,032	2,844,319	417,515	53,470,355
Invesco Small Cap Growth	45,399,387	78,077,419	479,296	302,240,326
Jennison Growth	62,561,549	91,907,758	1,665,895	566,486,205
JPMorgan Core Bond	(1,993,069)	—	7,847,609	225,622,462
JPMorgan Small Cap Value	1,576,486	15,686,811	2,465,650	166,169,176
Loomis Sayles Small Cap Growth	8,404,705	23,866,854	—	165,869,219
Lord Abbett Bond Debenture	2,655,969	7,275,993	10,327,215	166,809,018
Met/Aberdeen Emerging Markets Equity (formerly, MFS Emerging Markets Equity)	5,464	—	5,813,603	258,652,906
Met/Artisan International	225,758	—	2,595,273	331,316,455
Met/Artisan Mid Cap Value	1,388,536	14,982,555	1,419,825	109,409,851
Met/Dimensional International Small Company	250,732	39,131,403	4,626,819	228,369,398
Met/Eaton Vance Floating Rate	(194,727)	—	4,642,037	111,688,270
Met/Templeton International Bond	34,325	639,242	29,724,737	338,998,954
MetLife Small Cap Value	7,130,966	65,095,134	679,361	165,988,470
MFS Research International	5,531,053	—	10,509,574	331,543,640
MFS Value	35,045,391	94,949,158	16,525,856	564,081,369
Morgan Stanley Mid Cap Growth	1,034,803	—	—	56,200,605
Neuberger Berman Genesis	19,834,079	—	388,025	83,815,208
Oppenheimer Global Equity	1,618,538	2,611,405	1,421,397	112,685,006
PIMCO Inflation Protected Bond	(1,131,630)	—	9,113,507	167,952,957
PIMCO Total Return	(92,018)	4,441,013	20,385,486	339,107,003
T. Rowe Price Large Cap Growth	39,281,001	96,557,918	754,850	511,407,418
T. Rowe Price Large Cap Value	15,739,446	1,147,518	9,536,806	509,602,710
T. Rowe Price Mid Cap Growth	6,507,719	18,676,785	—	113,508,906
T. Rowe Price Small Cap Growth	5,932,118	15,613,934	248,653	168,981,138
TCW Core Fixed Income	(29,671)	—	—	225,826,474
Van Eck Global Natural Resources	2,804,487	—	1,664,260	271,626,270
Western Asset Management Strategic Bond Opportunities	59,842	—	6,210,157	111,847,501
WMC Core Equity Opportunities	(9,953,499)	191,281,834	9,943,569	509,949,146
WMC Large Cap Research	6,313,395	26,205,253	3,490,756	339,695,676

	$394,113,726	$1,016,168,388	$244,403,142	$11,131,548,536

MSF-13

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$40,629,365	$56,197,477	$543,456,542	$—	$584,085,907	$56,197,477

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$321,311,541	$1,278,826,162	$198,360,398	$—	$1,798,498,101

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Acquisition

At the close of business on April 25, 2014, the Portfolio, with aggregate Class A and Class B net assets of $367,892,887 and $2,986,986,288, respectively, acquired all of the assets and liabilities of MetLife Growth Strategy Portfolio of the Met Investors Series Trust (“MetLife Growth Strategy”).

The acquisition was accomplished by a tax-free exchange of 484,673 Class A shares of the Portfolio (valued at $6,867,812) for 503,074 Class A shares of MetLife Growth Strategy and 640,104,987 Class B shares of the Portfolio (valued at $9,051,084,521) for 665,218,066 Class B shares of MetLife Growth Strategy. Each shareholder of MetLife Growth Strategy received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 25, 2014. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by MetLife Growth Strategy may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. All costs associated with the merger were borne by the shareholders of the Portfolio.

MetLife Growth Strategy’s net assets on April 25, 2014, were $6,867,812 and $9,051,084,521 for Class A and Class B shares, respectively, including investments valued at $9,060,128,492 with a cost basis of $7,404,877,790. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from MetLife Growth Strategy were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $156,113,467 in capital loss carryforwards from MetLife Growth Strategy.

The aggregate net assets of the Portfolio immediately after the acquisition were $12,412,831,508, which included $1,655,250,702 of acquired unrealized appreciation.

MSF-14

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Assuming the acquisition had been completed on January 1, 2014, the Portfolio’s pro-forma results of operations for the year ended December 31, 2014 are as follows:

Net Investment income	$125,819,156	(a)
Net realized and unrealized gain on investments	516,929,090	(b)

Net increase in net assets from operations	$642,748,246

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MetLife Growth Strategy that have been included in the Portfolio’s Statement of Operations since April 25, 2014.

(a)	$17,764,059 net investment income as reported at December 31, 2014, plus $107,876,109 from MetLife Growth Strategy pre-merger net investment income, plus $120,205 in lower advisory fees, plus $58,783 of pro-forma eliminated other expenses.
(b)	$2,187,367,128 unrealized appreciation as reported at December 31, 2014, minus $3,091,825,173 pro-forma December 31, 2013 unrealized appreciation, plus $924,453,529 net realized gain as reported at December 31, 2014, plus $496,933,606 in net realized gain from MetLife Growth Strategy pre-merger.

10. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MSF-15

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Asset Allocation 80 Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Asset Allocation 80 Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Asset Allocation 80 Portfolio of the Metropolitan Series Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-16

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-17

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-18

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with MetLife Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser that the Adviser had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its investment management activities, trading practices, financial condition, relevant personnel matters and compliance program, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments.

The Board further considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Asset Allocation 20 Portfolio, MetLife Asset Allocation 40 Portfolio, MetLife Asset Allocation 60 Portfolio, MetLife Asset Allocation 80 Portfolio and MetLife Asset Allocation 100 Portfolio) and the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio). With respect to

MSF-19

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from across the Adviser, meets periodically to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

MSF-20

Metropolitan Series Fund

MetLife Asset Allocation 80 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MetLife Asset Allocation 80 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board further considered that the Portfolio underperformed its benchmark, the MetLife AA 80 Broad Index, for the one- and five-year periods ended October 31, 2015 and outperformed the Moderate to Aggressive AA Broad Index for the three-year period ended October 31, 2015. The Board also took into account that the Portfolio outperformed its other benchmark, the Dow Jones Moderately Aggressive Index, for the one-, three-, and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size.

MSF-21

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, E, and G shares of the MetLife Mid Cap Stock Index Portfolio returned -2.35%, -2.62%, -2.58%, and -2.68%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) MidCap 400 Index1, returned -2.18%.

MARKET ENVIRONMENT / CONDITIONS

The global equity markets rallied in the first few months of 2015 to multi-year highs on easy monetary policy, but retreated for much of the year on geopolitical concerns, a 31% drop in oil prices, and fears about a global economic slowdown. In February, equity markets rallied approximately 5% as corporate earnings were better than expected and Greece reached a new bailout deal with the European Union. Headwinds to the equity markets during the first half of the year included Islamic militant terrorist attacks, U.S. growth forecasts cut by the International Monetary Fund (IMF), and global growth forecasts cut by the Organisation for Economic Co-operation and Development (OECD). In August, equity markets were down approximately 6%, their worst monthly performance in more than three years, erasing year-to-date gains on concerns about a slowing global economy. During the fourth quarter, equity indexes rallied as much as 7% on expectations that any Federal Open Market Committee (the “Committee”) rate hikes would be gradual and on better than expected macroeconomic data. In December, the Committee raised the Federal Funds rate for the first time since lowering it to near-zero in November 2008. The Committee stated that recent labor market indicators, including ongoing job gains and declining unemployment, showed further improvement. The markets also benefited from continued accommodative monetary policies from Central Banks around the world. European Central Bank President Draghi signaled that the bank was prepared to provide additional monetary stimulus, the Bank of Japan kept rates unchanged, and China cut interest rates for the sixth time during the year. Equity indexes remained resilient into year-end, despite a continuing decline in commodity prices and terrorist attacks around the world, most notably the coordinated attacks in Paris.

Three of the ten sectors comprising the S&P MidCap 400 Index experienced positive returns for the year. Health Care (10.3% beginning weight in the benchmark), up 9.3%, was the best-performing sector. Financials (23.4% beginning weight), up 5.1%, and Information Technology (17.8% beginning weight), up 0.3%, were the next best-performing sectors. Energy (4.0% beginning weight), down 33.1%, and Materials (7.4% beginning weight), down 12.7%, were the worst performing sectors.

The stocks with the largest positive impact to the quarterly return of the index were Acuity Brands, up 67.4%; Extra Space Storage, up 55.2%; and Skyworks Solutions, up 27.0%. The stocks with the largest negative impact were SunEdison, down 73.9%; Community Health Systems, down 50.8%; and Polaris Industries, down 42.3%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P MidCap 400 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P MidCap 400 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, NAV rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Mid Cap Stock Index Portfolio
Class A	-2.35	10.43	7.97	—
Class B	-2.62	10.15	7.70	—
Class E	-2.58	10.25	7.80	—
Class G	-2.68	10.10	—	16.21
S&P MidCap 400 Index	-2.18	10.68	8.18	—

1 The Standard & Poor’s (S&P) MidCap 400 Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 7/5/00, 1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
SPDR S&P MidCap 400 ETF Trust	3.4
Jarden Corp.	0.8
Extra Space Storage, Inc.	0.7
Acuity Brands, Inc.	0.7
Alaska Air Group, Inc.	0.7
Federal Realty Investment Trust	0.6
UDR, Inc.	0.6
Hologic, Inc.	0.6
Mettler-Toledo International, Inc.	0.6
LKQ Corp.	0.6

Top Sectors

% of Net Assets
Financials	28.9
Information Technology	15.8
Industrials	14.3
Consumer Discretionary	12.1
Health Care	9.3
Materials	6.1
Utilities	4.8
Consumer Staples	3.4
Energy	2.8
Telecommunication Services	0.2

MSF-2

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Mid Cap Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.29%	$1,000.00	$937.90	$1.42
	Hypothetical*	0.29%	$1,000.00	$1,023.74	$1.48

Class B(a)	Actual	0.54%	$1,000.00	$936.70	$2.64
	Hypothetical*	0.54%	$1,000.00	$1,022.48	$2.75

Class E(a)	Actual	0.44%	$1,000.00	$937.00	$2.15
	Hypothetical*	0.44%	$1,000.00	$1,022.99	$2.24

Class G(a)	Actual	0.59%	$1,000.00	$936.40	$2.88
	Hypothetical*	0.59%	$1,000.00	$1,022.23	$3.01

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—94.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.6%
BE Aerospace, Inc.	62,049	$2,629,016
Esterline Technologies Corp. (a)	17,554	1,421,874
Huntington Ingalls Industries, Inc.	27,887	3,537,466
KLX, Inc. (a)	31,331	964,681
Orbital ATK, Inc.	34,923	3,120,021
Teledyne Technologies, Inc. (a)	21,040	1,866,248
Triumph Group, Inc.	29,276	1,163,721

		14,703,027

Airlines—1.1%
Alaska Air Group, Inc.	74,874	6,028,106
JetBlue Airways Corp. (a)	187,029	4,236,207

		10,264,313

Auto Components—0.4%
Dana Holding Corp.	90,763	1,252,529
Gentex Corp.	173,057	2,770,643

		4,023,172

Automobiles—0.2%
Thor Industries, Inc.	27,105	1,521,946

Banks—5.2%
Associated Banc-Corp. (b)	89,239	1,673,231
BancorpSouth, Inc.	50,214	1,204,634
Bank of Hawaii Corp. (b)	25,699	1,616,467
Bank of the Ozarks, Inc. (b)	48,280	2,387,929
Cathay General Bancorp	44,719	1,401,046
Commerce Bancshares, Inc. (b)	49,758	2,116,720
Cullen/Frost Bankers, Inc. (b)	32,556	1,953,360
East West Bancorp, Inc.	85,424	3,550,222
First Horizon National Corp.	142,073	2,062,900
First Niagara Financial Group, Inc.	210,611	2,285,130
FirstMerit Corp.	98,401	1,835,179
Fulton Financial Corp.	103,309	1,344,050
Hancock Holding Co. (b)	45,945	1,156,436
International Bancshares Corp.	33,097	850,593
PacWest Bancorp	67,073	2,890,846
Prosperity Bancshares, Inc.	39,077	1,870,225
Signature Bank (a)	29,868	4,580,855
SVB Financial Group (a)	30,568	3,634,535
Synovus Financial Corp.	77,528	2,510,357
TCF Financial Corp.	100,639	1,421,023
Trustmark Corp.	40,104	923,996
Umpqua Holdings Corp.	130,727	2,078,559
Valley National Bancorp (b)	132,618	1,306,287
Webster Financial Corp.	54,422	2,023,954

		48,678,534

Beverages—0.1%
Boston Beer Co., Inc. (The) - Class A (a) (b)	5,669	1,144,628

Biotechnology—0.5%
United Therapeutics Corp. (a)	27,087	4,242,095

Building Products—1.3%
A.O. Smith Corp.	44,458	3,405,927
Fortune Brands Home & Security, Inc. (b)	94,800	5,261,400
Lennox International, Inc. (b)	23,804	2,973,120

		11,640,447

Capital Markets—1.9%
Eaton Vance Corp.	69,756	2,262,187
Federated Investors, Inc. - Class B	56,236	1,611,161
Janus Capital Group, Inc. (b)	86,639	1,220,744
Raymond James Financial, Inc.	75,630	4,384,271
SEI Investments Co.	82,097	4,301,883
Stifel Financial Corp. (a)	41,262	1,747,858
Waddell & Reed Financial, Inc. - Class A (b)	49,266	1,411,964
WisdomTree Investments, Inc. (b)	68,177	1,069,015

		18,009,083

Chemicals—2.9%
Albemarle Corp. (b)	66,607	3,730,658
Ashland, Inc. (b)	37,342	3,835,024
Cabot Corp.	37,141	1,518,324
Chemours Co. (The)	107,437	575,862
Minerals Technologies, Inc.	20,628	946,000
NewMarket Corp. (b)	5,977	2,275,623
Olin Corp.	98,015	1,691,739
PolyOne Corp.	51,222	1,626,811
RPM International, Inc.	78,980	3,479,859
Scotts Miracle-Gro Co. (The) - Class A	27,022	1,743,189
Sensient Technologies Corp.	26,845	1,686,403
Valspar Corp. (The)	43,400	3,600,030

		26,709,522

Commercial Services & Supplies—1.7%
Clean Harbors, Inc. (a) (b)	31,109	1,295,690
Copart, Inc. (a)	60,450	2,297,704
Deluxe Corp. (b)	29,218	1,593,550
Herman Miller, Inc.	35,540	1,019,998
HNI Corp.	26,227	945,746
MSA Safety, Inc.	18,842	819,062
Rollins, Inc.	55,797	1,445,142
RR Donnelley & Sons Co. (b)	123,890	1,823,661
Waste Connections, Inc.	72,642	4,091,197

		15,331,750

Communications Equipment—0.9%
ARRIS Group, Inc. (a)	80,094	2,448,473
Ciena Corp. (a) (b)	75,194	1,555,764
InterDigital, Inc. (b)	21,020	1,030,821
NetScout Systems, Inc. (a)	58,847	1,806,603
Plantronics, Inc.	19,994	948,115
Polycom, Inc. (a)	78,625	989,889

		8,779,665

Construction & Engineering—0.6%
AECOM (a) (b)	89,880	2,699,096
Granite Construction, Inc.	23,379	1,003,193

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Construction & Engineering—(Continued)
KBR, Inc.	85,638	$1,448,995

		5,151,284

Construction Materials—0.2%
Eagle Materials, Inc.	29,709	1,795,315

Consumer Finance—0.2%
SLM Corp. (a)	252,950	1,649,234

Containers & Packaging—1.4%
Aptargroup, Inc.	37,070	2,693,135
Bemis Co., Inc.	56,972	2,546,079
Greif, Inc. - Class A (b)	15,258	470,099
Packaging Corp. of America	57,583	3,630,608
Silgan Holdings, Inc.	24,020	1,290,354
Sonoco Products Co.	59,919	2,448,890

		13,079,165

Distributors—0.6%
LKQ Corp. (a)	181,346	5,373,282

Diversified Consumer Services—0.7%
DeVry Education Group, Inc. (b)	33,913	858,338
Graham Holdings Co. - Class B	2,663	1,291,475
Service Corp. International	116,651	3,035,259
Sotheby’s (b)	35,307	909,508

		6,094,580

Diversified Financial Services—1.5%
CBOE Holdings, Inc.	48,948	3,176,725
FactSet Research Systems, Inc.	24,606	4,000,198
MarketAxess Holdings, Inc.	22,138	2,470,379
MSCI, Inc.	54,856	3,956,763

		13,604,065

Electric Utilities—1.8%
Cleco Corp.	35,904	1,874,548
Great Plains Energy, Inc.	91,499	2,498,838
Hawaiian Electric Industries, Inc.	63,790	1,846,720
IDACORP, Inc. (b)	29,884	2,032,112
OGE Energy Corp.	118,549	3,116,653
PNM Resources, Inc.	47,284	1,445,472
Westar Energy, Inc.	83,902	3,558,284

		16,372,627

Electrical Equipment—1.2%
Acuity Brands, Inc.	25,991	6,076,696
Hubbell, Inc.	32,299	3,263,491
Regal-Beloit Corp.	26,512	1,551,482

		10,891,669

Electronic Equipment, Instruments & Components—3.6%
Arrow Electronics, Inc. (a)	55,522	3,008,182
Avnet, Inc.	78,364	3,357,114
Belden, Inc.	24,918	1,188,090
Cognex Corp.	50,366	1,700,860
FEI Co.	24,253	1,935,147
Ingram Micro, Inc. - Class A	92,500	2,810,150
IPG Photonics Corp. (a) (b)	21,619	1,927,550
Jabil Circuit, Inc.	112,357	2,616,794
Keysight Technologies, Inc. (a)	100,916	2,858,950
Knowles Corp. (a) (b)	52,499	699,812
National Instruments Corp.	59,697	1,712,707
SYNNEX Corp.	17,147	1,542,030
Tech Data Corp. (a)	20,820	1,382,031
Trimble Navigation, Ltd. (a)	148,693	3,189,465
Vishay Intertechnology, Inc. (b)	80,401	968,832
Zebra Technologies Corp. - Class A (a)	30,928	2,154,135

		33,051,849

Energy Equipment & Services—1.2%
Atwood Oceanics, Inc. (b)	34,542	353,365
Dril-Quip, Inc. (a)	22,769	1,348,608
Nabors Industries, Ltd.	168,293	1,432,173
Noble Corp. plc (b)	143,641	1,515,413
Oceaneering International, Inc.	58,083	2,179,274
Oil States International, Inc. (a)	30,159	821,833
Patterson-UTI Energy, Inc. (b)	87,369	1,317,524
Rowan Cos. plc - Class A (b)	74,093	1,255,876
Superior Energy Services, Inc.	89,481	1,205,309

		11,429,375

Food & Staples Retailing—0.5%
Casey’s General Stores, Inc.	23,156	2,789,140
SUPERVALU, Inc. (a)	157,855	1,070,257
United Natural Foods, Inc. (a) (b)	29,797	1,172,810

		5,032,207

Food Products—2.1%
Dean Foods Co. (b)	54,232	930,079
Flowers Foods, Inc.	110,831	2,381,758
Hain Celestial Group, Inc. (The) (a) (b)	61,121	2,468,677
Ingredion, Inc.	42,471	4,070,421
Lancaster Colony Corp.	11,534	1,331,716
Post Holdings, Inc. (a) (b)	36,852	2,273,768
Tootsie Roll Industries, Inc. (b)	10,515	332,169
TreeHouse Foods, Inc. (a)	25,583	2,007,242
WhiteWave Foods Co. (The) (a)	104,598	4,069,908

		19,865,738

Gas Utilities—1.6%
Atmos Energy Corp.	60,258	3,798,664
National Fuel Gas Co. (b)	50,241	2,147,803
ONE Gas, Inc. (b)	30,961	1,553,313
Questar Corp.	103,793	2,021,888
UGI Corp.	102,367	3,455,910
WGL Holdings, Inc.	29,582	1,863,370

		14,840,948

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—4.1%
Align Technology, Inc. (a)	42,941	$2,827,665
Cooper Cos., Inc. (The) (b)	28,859	3,872,878
Halyard Health, Inc. (a) (b)	27,671	924,488
Hill-Rom Holdings, Inc.	33,657	1,617,555
Hologic, Inc. (a)	146,108	5,652,919
IDEXX Laboratories, Inc. (a) (b)	53,999	3,937,607
LivaNova plc (a)	25,223	1,497,489
ResMed, Inc. (b)	82,900	4,450,901
Sirona Dental Systems, Inc. (a)	33,182	3,635,752
STERIS plc	50,955	3,838,950
Teleflex, Inc. (b)	24,696	3,246,289
West Pharmaceutical Services, Inc.	42,794	2,577,055

		38,079,548

Health Care Providers & Services—2.7%
Amsurg Corp. (a)	32,029	2,434,204
Centene Corp. (a)	70,762	4,656,847
Community Health Systems, Inc. (a)	70,159	1,861,318
Health Net, Inc. (a)	45,884	3,141,219
LifePoint Health, Inc. (a)	25,838	1,896,509
MEDNAX, Inc. (a)	55,826	4,000,491
Molina Healthcare, Inc. (a) (b)	24,303	1,461,339
Owens & Minor, Inc. (b)	37,330	1,343,134
VCA, Inc. (a)	47,871	2,632,905
WellCare Health Plans, Inc. (a)	26,182	2,047,694

		25,475,660

Health Care Technology—0.2%
Allscripts Healthcare Solutions, Inc. (a)	112,204	1,725,697

Hotels, Restaurants & Leisure—2.0%
Brinker International, Inc. (b)	35,353	1,695,176
Buffalo Wild Wings, Inc. (a)	11,306	1,805,003
Cheesecake Factory, Inc. (The) (b)	26,863	1,238,653
Cracker Barrel Old Country Store, Inc. (b)	14,211	1,802,381
Domino’s Pizza, Inc.	32,440	3,608,950
Dunkin’ Brands Group, Inc. (b)	54,994	2,342,194
International Speedway Corp. - Class A	15,851	534,496
Jack in the Box, Inc.	21,248	1,629,934
Panera Bread Co. - Class A (a) (b)	14,128	2,751,852
Wendy’s Co. (The) (b)	129,876	1,398,765

		18,807,404

Household Durables—2.4%
CalAtlantic Group, Inc.	45,259	1,716,221
Jarden Corp. (a) (d)	122,960	7,023,475
KB Home (b)	54,104	667,102
MDC Holdings, Inc. (b)	23,216	592,705
NVR, Inc. (a)	2,184	3,588,312
Tempur Sealy International, Inc. (a)	36,945	2,603,145
Toll Brothers, Inc. (a)	96,257	3,205,358
TRI Pointe Group, Inc. (a) (b)	86,451	1,095,334
Tupperware Brands Corp. (b)	29,893	1,663,546

		22,155,198

Household Products—0.1%
Energizer Holdings, Inc.	37,041	1,261,616

Independent Power and Renewable Electricity Producers—0.0%
Talen Energy Corp. (a) (b)	38,143	237,631

Industrial Conglomerates—0.4%
Carlisle Cos., Inc.	38,589	3,422,458

Insurance—5.3%
Alleghany Corp. (a)	9,245	4,418,463
American Financial Group, Inc.	42,519	3,064,769
Arthur J. Gallagher & Co.	104,891	4,294,238
Aspen Insurance Holdings, Ltd.	36,083	1,742,809
Brown & Brown, Inc.	69,455	2,229,505
CNO Financial Group, Inc.	110,391	2,107,364
Endurance Specialty Holdings, Ltd.	36,385	2,328,276
Everest Re Group, Ltd. (b)	25,575	4,682,527
First American Financial Corp. (b)	64,553	2,317,453
Genworth Financial, Inc. - Class A (a)	295,309	1,101,503
Hanover Insurance Group, Inc. (The)	25,673	2,088,242
Kemper Corp.	28,600	1,065,350
Mercury General Corp. (b)	21,613	1,006,517
Old Republic International Corp.	144,338	2,689,017
Primerica, Inc. (b)	28,709	1,355,926
Reinsurance Group of America, Inc.	39,031	3,339,102
RenaissanceRe Holdings, Ltd. (b)	26,030	2,946,336
StanCorp Financial Group, Inc.	25,138	2,862,715
W.R. Berkley Corp. (b)	58,549	3,205,558

		48,845,670

Internet & Catalog Retail—0.1%
HSN, Inc.	19,001	962,781

Internet Software & Services—0.4%
j2 Global, Inc.	27,365	2,252,687
Rackspace Hosting, Inc. (a) (b)	67,965	1,720,874

		3,973,561

IT Services—3.9%
Acxiom Corp. (a)	46,228	967,090
Broadridge Financial Solutions, Inc.	70,396	3,782,377
Computer Sciences Corp.	82,386	2,692,374
Convergys Corp. (b)	57,898	1,441,081
CoreLogic, Inc. (a)	52,327	1,771,792
DST Systems, Inc.	19,310	2,202,499
Gartner, Inc. (a)	49,186	4,461,170
Global Payments, Inc.	77,103	4,973,914
Jack Henry & Associates, Inc.	47,448	3,703,791
Leidos Holdings, Inc.	38,089	2,142,887
MAXIMUS, Inc.	38,785	2,181,656
NeuStar, Inc. - Class A (a) (b)	31,470	754,336
Science Applications International Corp.	24,561	1,124,403
VeriFone Systems, Inc. (a)	68,235	1,911,945
WEX, Inc. (a)	22,939	2,027,808

		36,139,123

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Leisure Products—0.8%
Brunswick Corp.	54,047	$2,729,914
Polaris Industries, Inc. (b)	36,194	3,110,874
Vista Outdoor, Inc. (a)	36,986	1,646,247

		7,487,035

Life Sciences Tools & Services—1.5%
Bio-Rad Laboratories, Inc. - Class A (a)	12,343	1,711,480
Bio-Techne Corp.	22,078	1,987,020
Charles River Laboratories International, Inc. (a)	27,677	2,224,954
Mettler-Toledo International, Inc. (a)	16,240	5,507,471
PAREXEL International Corp. (a)	31,604	2,152,865

		13,583,790

Machinery—3.9%
AGCO Corp. (b)	43,660	1,981,727
CLARCOR, Inc.	29,620	1,471,522
Crane Co.	29,298	1,401,616
Donaldson Co., Inc. (b)	73,232	2,098,829
Graco, Inc. (b)	33,192	2,392,147
IDEX Corp.	45,424	3,479,933
ITT Corp.	53,129	1,929,645
Joy Global, Inc. (b)	57,864	729,665
Kennametal, Inc.	47,257	907,334
Lincoln Electric Holdings, Inc.	39,143	2,031,130
Nordson Corp. (b)	31,854	2,043,434
Oshkosh Corp. (b)	44,409	1,733,727
Terex Corp.	64,408	1,190,260
Timken Co. (The)	42,862	1,225,425
Toro Co. (The)	32,536	2,377,406
Trinity Industries, Inc.	90,739	2,179,551
Valmont Industries, Inc.	13,677	1,450,036
Wabtec Corp. (b)	57,272	4,073,185
Woodward, Inc.	33,771	1,677,068

		36,373,640

Marine—0.2%
Kirby Corp. (a)	32,061	1,687,050

Media—1.4%
AMC Networks, Inc. - Class A (a) (b)	36,154	2,699,981
Cable One, Inc.	2,642	1,145,730
Cinemark Holdings, Inc.	62,624	2,093,520
DreamWorks Animation SKG, Inc. - Class A (a)	42,195	1,087,365
John Wiley & Sons, Inc. - Class A	29,130	1,311,724
Live Nation Entertainment, Inc. (a)	86,487	2,124,986
Meredith Corp.	22,374	967,675
New York Times Co. (The) - Class A	73,626	988,061
Time, Inc.	65,165	1,021,135

		13,440,177

Metals & Mining—1.3%
Allegheny Technologies, Inc. (b)	64,829	729,326

Metals & Mining—(Continued)
Carpenter Technology Corp.	29,159	882,643
Commercial Metals Co.	69,075	945,637
Compass Minerals International, Inc. (b)	20,007	1,505,927
Reliance Steel & Aluminum Co.	42,528	2,462,797
Royal Gold, Inc. (b)	38,757	1,413,468
Steel Dynamics, Inc.	143,731	2,568,473
United States Steel Corp. (b)	86,832	692,919
Worthington Industries, Inc.	27,460	827,644

		12,028,834

Multi-Utilities—1.1%
Alliant Energy Corp.	67,294	4,202,510
Black Hills Corp. (b)	30,379	1,410,497
MDU Resources Group, Inc.	115,915	2,123,563
Vectren Corp.	49,095	2,082,610

		9,819,180

Multiline Retail—0.2%
Big Lots, Inc. (b)	29,416	1,133,693
J.C. Penney Co., Inc. (a) (b)	181,353	1,207,811

		2,341,504

Oil, Gas & Consumable Fuels—1.6%
California Resources Corp. (b)	186,487	434,515
Denbury Resources, Inc. (b)	208,459	421,087
Energen Corp. (b)	46,777	1,917,389
Gulfport Energy Corp. (a)	64,256	1,578,770
HollyFrontier Corp.	108,578	4,331,176
QEP Resources, Inc.	95,473	1,279,338
SM Energy Co. (b)	40,351	793,301
Western Refining, Inc.	41,154	1,465,906
World Fuel Services Corp.	42,017	1,615,974
WPX Energy, Inc. (a) (b)	138,900	797,286

		14,634,742

Paper & Forest Products—0.3%
Domtar Corp.	37,309	1,378,568
Louisiana-Pacific Corp. (a) (b)	84,805	1,527,338

		2,905,906

Personal Products—0.4%
Avon Products, Inc. (b)	258,464	1,046,779
Edgewell Personal Care Co.	35,637	2,792,872

		3,839,651

Pharmaceuticals—0.3%
Akorn, Inc. (a) (b)	47,551	1,774,128
Catalent, Inc. (a)	58,396	1,461,652

		3,235,780

Professional Services—1.2%
CEB, Inc.	19,644	1,205,945
FTI Consulting, Inc. (a)	24,904	863,173
ManpowerGroup, Inc.	43,701	3,683,557

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Professional Services—(Continued)
Towers Watson & Co. - Class A	41,222	$5,295,378

		11,048,053

Real Estate Investment Trusts—10.3%
Alexandria Real Estate Equities, Inc.	43,038	3,888,914
American Campus Communities, Inc.	66,682	2,756,634
BioMed Realty Trust, Inc.	119,922	2,840,952
Camden Property Trust	51,563	3,957,976
Care Capital Properties, Inc.	49,747	1,520,766
Communications Sales & Leasing, Inc.	71,496	1,336,260
Corporate Office Properties Trust	56,117	1,225,034
Corrections Corp. of America (b)	69,586	1,843,333
Douglas Emmett, Inc.	82,775	2,580,925
Duke Realty Corp.	204,958	4,308,217
Equity One, Inc.	43,816	1,189,604
Extra Space Storage, Inc.	73,288	6,464,734
Federal Realty Investment Trust (b)	41,212	6,021,073
Highwoods Properties, Inc.	56,588	2,467,237
Hospitality Properties Trust	89,962	2,352,506
Kilroy Realty Corp.	54,709	3,461,986
Lamar Advertising Co. - Class A	48,670	2,919,227
LaSalle Hotel Properties (b)	67,037	1,686,651
Liberty Property Trust	87,721	2,723,737
Mack-Cali Realty Corp.	53,017	1,237,947
Mid-America Apartment Communities, Inc.	44,747	4,063,475
National Retail Properties, Inc.	80,829	3,237,201
Omega Healthcare Investors, Inc.	97,710	3,417,896
Post Properties, Inc.	32,130	1,900,811
Potlatch Corp.	24,147	730,205
Rayonier, Inc.	73,463	1,630,879
Regency Centers Corp.	55,897	3,807,704
Senior Housing Properties Trust	140,970	2,091,995
Sovran Self Storage, Inc.	21,471	2,304,053
Tanger Factory Outlet Centers, Inc.	56,242	1,839,113
Taubman Centers, Inc.	35,757	2,743,277
UDR, Inc.	155,539	5,843,600
Urban Edge Properties	54,816	1,285,435
Weingarten Realty Investors	67,690	2,340,720
WP Glimcher, Inc.	110,002	1,167,121

		95,187,198

Real Estate Management & Development—0.6%
Alexander & Baldwin, Inc.	27,272	962,974
Jones Lang LaSalle, Inc.	26,738	4,274,337

		5,237,311

Road & Rail—0.7%
Genesee & Wyoming, Inc. - Class A (a)	33,774	1,813,326
Landstar System, Inc. (b)	25,636	1,503,552
Old Dominion Freight Line, Inc. (a)	41,173	2,432,089
Werner Enterprises, Inc. (b)	26,460	618,899

		6,367,866

Semiconductors & Semiconductor Equipment—1.9%
Advanced Micro Devices, Inc. (a) (b)	379,954	1,090,468

Semiconductors & Semiconductor Equipment—(Continued)
Atmel Corp. (d)	249,504	2,148,230
Cree, Inc. (a) (b)	61,170	1,631,404
Cypress Semiconductor Corp. (a) (b)	198,167	1,944,018
Fairchild Semiconductor International, Inc. (a)	67,314	1,394,073
Integrated Device Technology, Inc. (a)	87,100	2,295,085
Intersil Corp. - Class A	78,666	1,003,778
Silicon Laboratories, Inc. (a)	22,952	1,114,090
SunEdison, Inc. (a) (b)	188,014	956,991
Synaptics, Inc. (a) (b)	21,508	1,727,953
Teradyne, Inc.	122,000	2,521,740

		17,827,830

Software—4.5%
ACI Worldwide, Inc. (a)	70,201	1,502,301
ANSYS, Inc. (a)	52,828	4,886,590
Cadence Design Systems, Inc. (a)	176,602	3,675,088
CDK Global, Inc.	94,641	4,492,608
CommVault Systems, Inc. (a)	25,014	984,301
Fair Isaac Corp.	18,448	1,737,433
Fortinet, Inc. (a)	86,921	2,709,327
Manhattan Associates, Inc. (a)	43,373	2,869,991
Mentor Graphics Corp.	59,278	1,091,901
PTC, Inc. (a)	67,987	2,354,390
SolarWinds, Inc. (a)	37,064	2,183,069
Solera Holdings, Inc.	39,917	2,188,649
Synopsys, Inc. (a)	92,575	4,222,346
Tyler Technologies, Inc. (a)	19,274	3,359,844
Ultimate Software Group, Inc. (The) (a)	17,011	3,325,821

		41,583,659

Specialty Retail—2.5%
Aaron’s, Inc.	38,353	858,724
Abercrombie & Fitch Co. - Class A (b)	39,894	1,077,138
American Eagle Outfitters, Inc. (b)	106,298	1,647,619
Ascena Retail Group, Inc. (a)	102,370	1,008,344
Cabela’s, Inc. (a) (b)	29,216	1,365,264
Chico’s FAS, Inc.	82,752	882,964
CST Brands, Inc. (b)	44,886	1,756,838
Dick’s Sporting Goods, Inc.	53,474	1,890,306
Foot Locker, Inc. (b)	81,483	5,303,728
Guess?, Inc. (b)	37,793	713,532
Murphy USA, Inc. (a)	23,256	1,412,569
Office Depot, Inc. (a)	293,166	1,653,456
Rent-A-Center, Inc. (b)	31,502	471,585
Williams-Sonoma, Inc.	49,558	2,894,683

		22,936,750

Technology Hardware, Storage & Peripherals—0.5%
3D Systems Corp. (a) (b)	63,206	549,260
Diebold, Inc. (b)	38,582	1,160,933
Lexmark International, Inc. - Class A	36,694	1,190,720
NCR Corp. (a)	73,357	1,794,312

		4,695,225

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—0.8%
Carter’s, Inc.	30,863	$2,747,733
Deckers Outdoor Corp. (a) (b)	19,193	905,910
Kate Spade & Co. (a) (b)	75,803	1,347,019
Skechers USA, Inc. - Class A (a) (b)	77,153	2,330,792

		7,331,454

Thrifts & Mortgage Finance—0.6%
New York Community Bancorp, Inc.	287,876	4,698,136
Washington Federal, Inc. (b)	55,230	1,316,131

		6,014,267

Trading Companies & Distributors—0.6%
GATX Corp. (b)	25,170	1,070,984
MSC Industrial Direct Co., Inc. - Class A (b)	28,711	1,615,568
NOW, Inc. (a) (b)	63,639	1,006,769
Watsco, Inc.	15,263	1,787,755

		5,481,076

Water Utilities—0.3%
Aqua America, Inc.	104,732	3,121,014

Wireless Telecommunication Services—0.2%
Telephone & Data Systems, Inc.	56,067	1,451,575

Total Common Stocks (Cost $686,103,724)		874,026,434

Mutual Fund—3.3%

Investment Company Security—3.3%
SPDR S&P MidCap 400 ETF Trust (b) (Cost $31,823,020)	122,400	31,100,616

Short-Term Investments—21.3%

Discount Notes—2.3%
Federal Home Loan Bank 0.144%, 02/18/16 (c)	6,050,000	6,048,834
0.178%, 01/06/16 (c)	375,000	374,989
0.178%, 01/20/16 (c)	5,175,000	5,174,494
0.197%, 02/05/16 (c)	1,975,000	1,974,616
0.231%, 01/19/16 (c)	1,050,000	1,049,874
0.291%, 04/15/16 (c)	375,000	374,684
0.300%, 03/04/16 (c)	575,000	574,698

Discount Notes—(Continued)
Federal Home Loan Bank 0.352%, 05/04/16 (c)	2,950,000	2,946,444
0.363%, 05/06/16 (c)	2,450,000	2,446,913

		20,965,546

Mutual Fund—19.0%
State Street Navigator Securities Lending MET Portfolio (e)	175,889,677	175,889,677

U.S. Treasury—0.0%
U.S. Treasury Bills 0.123%, 01/07/16 (c)	200,000	199,995

Total Short-Term Investments (Cost $197,055,218)		197,055,218

Total Investments—118.9% (Cost $914,981,962) (f)		1,102,182,268
Other assets and liabilities (net)—(18.9)%		(175,286,135)

Net Assets—100.0%		$926,896,133

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $198,418,442 and the collateral received consisted of cash in the amount of $175,889,677 and non-cash collateral with a value of $29,333,686. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	The rate shown represents current yield to maturity.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2015, the market value of securities pledged was $3,717,000.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(f)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $918,982,304. The aggregate unrealized appreciation and depreciation of investments were $251,494,740 and $(68,294,776), respectively, resulting in net unrealized appreciation of $183,199,964 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
S&P Midcap 400 E-Mini Index Futures	03/18/16	142	USD	19,960,487	$(172,787)

(USD)—	United States Dollar

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$874,026,434	$—	$—	$874,026,434
Total Mutual Fund*	31,100,616	—	—	31,100,616
Short-Term Investments
Discount Notes	—	20,965,546	—	20,965,546
Mutual Fund	175,889,677	—	—	175,889,677
U.S. Treasury	—	199,995	—	199,995
Total Short-Term Investments	175,889,677	21,165,541	—	197,055,218
Total Investments	$1,081,016,727	$21,165,541	$—	$1,102,182,268

Collateral for Securities Loaned (Liability)	$—	$(175,889,677)	$—	$(175,889,677)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(172,787)	$—	$—	$(172,787)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$1,102,182,268
Cash	28,022
Receivable for:
Investments sold	811,757
Fund shares sold	862,869
Dividends	928,214
Prepaid expenses	2,590

Total Assets	1,104,815,720
Liabilities
Collateral for securities loaned	175,889,677
Payables for:
Investments purchased	1,016,400
Fund shares redeemed	296,189
Variation margin on futures contracts	184,600
Accrued Expenses:
Management fees	196,389
Distribution and service fees	111,692
Deferred trustees’ fees	75,670
Other expenses	148,970

Total Liabilities	177,919,587

Net Assets	$926,896,133

Net Assets Consist of:
Paid in surplus	$658,153,303
Undistributed net investment income	11,138,550
Accumulated net realized gain	70,576,761
Unrealized appreciation on investments and futures contracts	187,027,519

Net Assets	$926,896,133

Net Assets
Class A	$411,499,900
Class B	374,711,756
Class E	36,682,580
Class G	104,001,897
Capital Shares Outstanding*
Class A	23,888,000
Class B	22,035,082
Class E	2,144,831
Class G	6,148,185
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.23
Class B	17.01
Class E	17.10
Class G	16.92

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $914,981,962.
(b)	Includes securities loaned at value of $198,418,442.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends	$14,567,501
Interest	29,690
Securities lending income	666,173

Total investment income	15,263,364
Expenses
Management fees	2,403,173
Administration fees	23,456
Custodian and accounting fees	114,062
Distribution and service fees—Class B	996,245
Distribution and service fees—Class E	60,621
Distribution and service fees—Class G	320,066
Audit and tax services	40,460
Legal	26,656
Trustees’ fees and expenses	35,968
Shareholder reporting	158,342
Insurance	5,999
Miscellaneous	35,164

Total expenses	4,220,212
Less management fee waiver	(23,065)

Net expenses	4,197,147

Net Investment Income	11,066,217

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	75,260,163
Futures contracts	(165,110)

Net realized gain	75,095,053

Net change in unrealized depreciation on:
Investments	(109,411,660)
Futures contracts	(375,829)

Net change in unrealized depreciation	(109,787,489)

Net realized and unrealized loss	(34,692,436)

Net Decrease in Net Assets From Operations	$(23,626,219)

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$11,066,217	$10,861,670
Net realized gain	75,095,053	61,123,283
Net change in unrealized appreciation (depreciation)	(109,787,489)	11,446,761

Increase (decrease) in net assets from operations	(23,626,219)	83,431,714

From Distributions to Shareholders
Net investment income
Class A	(4,767,959)	(3,908,986)
Class B	(3,691,076)	(3,219,158)
Class E	(405,629)	(393,348)
Class G	(949,660)	(808,575)
Net realized capital gains
Class A	(25,916,508)	(17,710,102)
Class B	(25,360,594)	(18,562,420)
Class E	(2,557,138)	(2,066,821)
Class G	(6,872,392)	(4,951,822)

Total distributions	(70,520,956)	(51,621,232)

Increase in net assets from capital share transactions	69,824,634	12,627,162

Total increase (decrease) in net assets	(24,322,541)	44,437,644

Net Assets
Beginning of period	951,218,674	906,781,030

End of period	$926,896,133	$951,218,674

Undistributed net investment income
End of period	$11,138,550	$9,920,845

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	3,506,531	$64,641,146	3,308,259	$60,505,261
Reinvestments	1,639,127	30,684,467	1,249,658	21,619,088
Redemptions	(2,274,800)	(42,411,572)	(3,597,434)	(66,081,391)

Net increase	2,870,858	$52,914,041	960,483	$16,042,958

Class B
Sales	1,208,962	$21,967,391	1,291,519	$23,239,422
Reinvestments	1,569,513	29,051,670	1,272,288	21,781,578
Redemptions	(2,246,139)	(41,819,610)	(2,349,274)	(42,719,181)

Net increase	532,336	$9,199,451	214,533	$2,301,819

Class E
Sales	76,495	$1,400,972	48,872	$887,728
Reinvestments	159,288	2,962,767	143,033	2,460,169
Redemptions	(336,558)	(6,301,631)	(399,557)	(7,266,099)

Net decrease	(100,775)	$(1,937,892)	(207,652)	$(3,918,202)

Class G
Sales	1,164,834	$21,323,849	1,278,911	$22,732,011
Reinvestments	424,881	7,822,052	337,853	5,760,397
Redemptions	(1,066,078)	(19,496,867)	(1,681,946)	(30,291,821)

Net increase (decrease)	523,637	$9,649,034	(65,182)	$(1,799,413)

Increase derived from capital shares transactions		$69,824,634		$12,627,162

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$19.01	$18.45	$14.47	$12.97	$13.88

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.24	0.18	0.19	0.14
Net realized and unrealized gain (loss) on investments	(0.57)	1.41	4.46	2.05	(0.34)

Total from investment operations	(0.33)	1.65	4.64	2.24	(0.20)

Less Distributions
Distributions from net investment income	(0.23)	(0.20)	(0.19)	(0.14)	(0.13)
Distributions from net realized capital gains	(1.22)	(0.89)	(0.47)	(0.60)	(0.58)

Total distributions	(1.45)	(1.09)	(0.66)	(0.74)	(0.71)

Net Asset Value, End of Period	$17.23	$19.01	$18.45	$14.47	$12.97

Total Return (%) (b)	(2.35)	9.49	33.15	17.60	(1.89)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.30	0.30	0.30	0.32	0.30
Net ratio of expenses to average net assets (%) (c)	0.29	0.30	0.30	0.31	0.30
Ratio of net investment income to average net assets (%)	1.30	1.33	1.09	1.40	1.03
Portfolio turnover rate (%)	25	17	16	11	24
Net assets, end of period (in millions)	$411.5	$399.6	$370.0	$260.2	$236.6

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.79	$18.25	$14.32	$12.84	$13.75

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.19	0.14	0.16	0.11
Net realized and unrealized gain (loss) on investments	(0.57)	1.39	4.42	2.03	(0.34)

Total from investment operations	(0.38)	1.58	4.56	2.19	(0.23)

Less Distributions
Distributions from net investment income	(0.18)	(0.15)	(0.16)	(0.11)	(0.10)
Distributions from net realized capital gains	(1.22)	(0.89)	(0.47)	(0.60)	(0.58)

Total distributions	(1.40)	(1.04)	(0.63)	(0.71)	(0.68)

Net Asset Value, End of Period	$17.01	$18.79	$18.25	$14.32	$12.84

Total Return (%) (b)	(2.62)	9.23	32.83	17.33	(2.19)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	0.55	0.55	0.57	0.55
Net ratio of expenses to average net assets (%) (c)	0.54	0.55	0.55	0.56	0.55
Ratio of net investment income to average net assets (%)	1.04	1.08	0.83	1.16	0.79
Portfolio turnover rate (%)	25	17	16	11	24
Net assets, end of period (in millions)	$374.7	$404.0	$388.4	$311.6	$275.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.89	$18.33	$14.38	$12.89	$13.80

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.21	0.15	0.17	0.12
Net realized and unrealized gain (loss) on investments	(0.59)	1.41	4.44	2.04	(0.34)

Total from investment operations	(0.38)	1.62	4.59	2.21	(0.22)

Less Distributions
Distributions from net investment income	(0.19)	(0.17)	(0.17)	(0.12)	(0.11)
Distributions from net realized capital gains	(1.22)	(0.89)	(0.47)	(0.60)	(0.58)

Total distributions	(1.41)	(1.06)	(0.64)	(0.72)	(0.69)

Net Asset Value, End of Period	$17.10	$18.89	$18.33	$14.38	$12.89

Total Return (%) (b)	(2.58)	9.39	32.95	17.46	(2.10)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.45	0.45	0.45	0.47	0.45
Net ratio of expenses to average net assets (%) (c)	0.44	0.45	0.45	0.46	0.45
Ratio of net investment income to average net assets (%)	1.13	1.17	0.93	1.24	0.87
Portfolio turnover rate (%)	25	17	16	11	24
Net assets, end of period (in millions)	$36.7	$42.4	$45.0	$37.6	$37.1

	Class G
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.70	$18.16	$14.26	$12.79	$13.70

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.18	0.13	0.15	0.10
Net realized and unrealized gain (loss) on investments	(0.57)	1.39	4.40	2.02	(0.33)

Total from investment operations	(0.39)	1.57	4.53	2.17	(0.23)

Less Distributions
Distributions from net investment income	(0.17)	(0.14)	(0.16)	(0.10)	(0.10)
Distributions from net realized capital gains	(1.22)	(0.89)	(0.47)	(0.60)	(0.58)

Total distributions	(1.39)	(1.03)	(0.63)	(0.70)	(0.68)

Net Asset Value, End of Period	$16.92	$18.70	$18.16	$14.26	$12.79

Total Return (%) (b)	(2.68)	9.21	32.75	17.27	(2.24)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.60	0.60	0.62	0.60
Net ratio of expenses to average net assets (%) (c)	0.59	0.60	0.60	0.61	0.60
Ratio of net investment income to average net assets (%)	1.00	1.02	0.79	1.10	0.76
Portfolio turnover rate (%)	25	17	16	11	24
Net assets, end of period (in millions)	$104.0	$105.2	$103.3	$71.4	$62.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Mid Cap Stock Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MSF-15

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distribution redesignations and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-16

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(146,768,278)	$—	$—	$—	$(146,768,278)
Mutual Funds	(29,121,399)	—	—	—	(29,121,399)

Total	$(175,889,677)	$—	$—	$—	$(175,889,677)

Total Borrowings	$(175,889,677)	$—	$—	$—	$(175,889,677)

Gross amount of recognized liabilities for securities lending transactions					$(175,889,677)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to

MSF-17

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$172,787

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(165,110)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(375,829)

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$14,200

‡	Averages are based on activity levels during 2015.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing

MSF-18

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$245,454,101	$0	$233,126,479

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2015 were $2,403,173.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	On the first $500 million
0.020%	On the next $500 million
0.010%	On amounts over $1 billion

Fees earned by MIA with respect to the Portfolio for the year ended December 31, 2015 were $242,254.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2015 through April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

MSF-19

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

An identical expense agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$14,033,509	$13,838,966	$56,487,447	$37,782,266	$70,520,956	$51,621,232

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$11,214,220	$74,404,316	$183,199,964	$—	$268,818,500

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-20

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MSF-21

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of the MetLife Mid Cap Stock Index Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Mid Cap Stock Index Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Mid Cap Stock Index Portfolio of the Metropolitan Series Fund, as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-22

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-23

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-24

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-25

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MSF-26

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MetLife Mid Cap Stock Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board further considered that the Portfolio underperformed its benchmark, the S&P 400 Index, for the one-, three-, and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-27

Metropolitan Series Fund

MetLife Stock Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, D, E, and G shares of the MetLife Stock Index Portfolio returned 1.17%, 0.91%, 1.07%, 1.02%, and 0.91%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 1.38%.

MARKET ENVIRONMENT / CONDITIONS

The global equity markets rallied in the first few months of 2015 to multi-year highs on easy monetary policy, but retreated for much of the year on geopolitical concerns, a 31% drop in oil prices, and fears about a global economic slowdown. In February, equity markets rallied approximately 5% as corporate earnings were better than expected and Greece reached a new bailout deal with the European Union. Headwinds to the equity markets during the first half of the year included Islamic militant terrorist attacks, U.S. growth forecasts cut by the International Monetary Fund (IMF), and global growth forecasts cut by the Organisation for Economic Co-operation and Development (OECD). In August, equity markets were down approximately 6%, their worst monthly performance in more than three years, erasing year-to-date gains on concerns about a slowing global economy. During the fourth quarter, equity indexes rallied as much as 7% on expectations that any Federal Open Market Committee (the “Committee”) rate hikes would be gradual and on better than expected macroeconomic data. In December, the Committee raised the Federal Funds rate for the first time since lowering it to near-zero in November 2008. The Committee stated that recent labor market indicators, including ongoing job gains and declining unemployment, showed further improvement. The markets also benefited from continued accommodative monetary policies from Central Banks around the world. European Central Bank President Draghi signaled that the bank was prepared to provide additional monetary stimulus, the Bank of Japan kept rates unchanged, and China cut interest rates for the sixth time during the year. Equity indexes remained resilient into year-end, despite a continuing decline in commodity prices and terrorist attacks around the world, most notably the coordinated attacks in Paris.

Five of the ten sectors comprising the S&P 500 Index experienced positive returns for the year. Consumer Discretionary (12.1% beginning weight in the benchmark), up 9.8%, was the best performing sector and had the largest positive impact on the benchmark return. Health Care (14.2% beginning weight), up 6.9%, and Consumer Staples (9.8% beginning weight), up 6.6%, were the next best-performing sectors. Energy (8.4% beginning weight), down 21.1%, and Materials (3.2% beginning weight), down 8.3%, were the worst performing sectors.

The stocks in the S&P 500 Index with the largest positive impact on the benchmark return for the year were Amazon, up 117.8%; Alphabet (Class A), up 46.6%; and Microsoft, up 22.7%. The stocks with the largest negative impact were Kinder Morgan, down 62.8%; Qualcomm, down 30.6%; and Exxon Mobil, down 12.8%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P 500 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P 500 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, NAV rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Stock Index Portfolio
Class A	1.17	12.28	7.05	—
Class B	0.91	12.01	6.79	—
Class D	1.07	12.18	—	15.97
Class E	1.02	12.12	6.89	—
Class G	0.91	—	—	1.88
S&P 500 Index	1.38	12.57	7.31	—

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 Inception dates of the Class A, Class B, Class D, Class E and Class G shares are 5/1/90, 1/2/01, 4/28/09, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Apple, Inc.	3.2
Microsoft Corp.	2.4
Exxon Mobil Corp.	1.8
General Electric Co.	1.6
Johnson & Johnson	1.6
Amazon.com, Inc.	1.4
Wells Fargo & Co.	1.4
Berkshire Hathaway, Inc. - Class B	1.4
JPMorgan Chase & Co.	1.3
SPDR S&P 500 ETF Trust	1.3

Top Sectors

% of Net Assets
Information Technology	20.3
Financials	17.5
Health Care	14.9
Consumer Discretionary	12.6
Consumer Staples	9.9
Industrials	9.9
Energy	6.4
Utilities	2.9
Materials	2.7
Telecommunication Services	2.4

MSF-2

Metropolitan Series Fund

MetLife Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.26%	$1,000.00	$1,000.50	$1.31
	Hypothetical*	0.26%	$1,000.00	$1,023.90	$1.33

Class B(a)	Actual	0.51%	$1,000.00	$999.30	$2.57
	Hypothetical*	0.51%	$1,000.00	$1,022.64	$2.60

Class D(a)	Actual	0.36%	$1,000.00	$1,000.20	$1.81
	Hypothetical*	0.36%	$1,000.00	$1,023.39	$1.84

Class E(a)	Actual	0.41%	$1,000.00	$999.80	$2.07
	Hypothetical*	0.41%	$1,000.00	$1,023.14	$2.09

Class G(a)	Actual	0.56%	$1,000.00	$999.30	$2.82
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—98.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.7%
Boeing Co. (The) (a)	215,387	$31,142,806
General Dynamics Corp.	101,629	13,959,760
Honeywell International, Inc.	263,576	27,298,566
L-3 Communications Holdings, Inc.	26,809	3,203,944
Lockheed Martin Corp.	90,382	19,626,451
Northrop Grumman Corp.	62,375	11,777,024
Precision Castparts Corp.	47,055	10,917,231
Raytheon Co.	102,976	12,823,601
Rockwell Collins, Inc. (a)	44,954	4,149,254
Textron, Inc.	93,595	3,931,926
United Technologies Corp.	282,126	27,103,845

		165,934,408

Air Freight & Logistics—0.7%
C.H. Robinson Worldwide, Inc.	49,119	3,046,360
Expeditors International of Washington, Inc.	63,753	2,875,260
FedEx Corp.	89,814	13,381,388
United Parcel Service, Inc. - Class B	238,081	22,910,535

		42,213,543

Airlines—0.6%
American Airlines Group, Inc.	215,571	9,129,432
Delta Air Lines, Inc.	268,974	13,634,292
Southwest Airlines Co.	222,421	9,577,448
United Continental Holdings, Inc. (b)	127,501	7,305,808

		39,646,980

Auto Components—0.4%
BorgWarner, Inc.	76,657	3,313,882
Delphi Automotive plc	95,790	8,212,077
Goodyear Tire & Rubber Co. (The)	91,966	3,004,529
Johnson Controls, Inc.	221,505	8,747,233

		23,277,721

Automobiles—0.6%
Ford Motor Co.	1,333,039	18,782,520
General Motors Co.	484,313	16,471,485
Harley-Davidson, Inc. (a)	65,616	2,978,310

		38,232,315

Banks—5.9%
Bank of America Corp.	3,561,068	59,932,774
BB&T Corp.	266,811	10,088,124
Citigroup, Inc.	1,018,814	52,723,625
Comerica, Inc.	60,443	2,528,331
Fifth Third Bancorp	271,661	5,460,386
Huntington Bancshares, Inc. (a)	272,457	3,013,374
JPMorgan Chase & Co.	1,258,946	83,128,204
KeyCorp	285,695	3,768,317
M&T Bank Corp. (a)	54,716	6,630,485
People’s United Financial, Inc. (a)	106,099	1,713,499
PNC Financial Services Group, Inc. (The)	173,670	16,552,488
Regions Financial Corp.	446,470	4,286,112
SunTrust Banks, Inc.	174,287	7,466,455
U.S. Bancorp	562,325	23,994,408

Banks—(Continued)
Wells Fargo & Co.	1,589,653	86,413,537
Zions Bancorporation (a)	69,863	1,907,260

		369,607,379

Beverages—2.3%
Brown-Forman Corp. - Class B (a)	34,758	3,450,774
Coca-Cola Co. (The)	1,338,617	57,506,986
Coca-Cola Enterprises, Inc.	71,408	3,516,130
Constellation Brands, Inc. - Class A	59,217	8,434,869
Dr Pepper Snapple Group, Inc.	64,601	6,020,813
Molson Coors Brewing Co. - Class B	53,890	5,061,349
Monster Beverage Corp. (b)	51,305	7,642,393
PepsiCo, Inc.	498,243	49,784,441

		141,417,755

Biotechnology—3.6%
AbbVie, Inc.	559,083	33,120,077
Alexion Pharmaceuticals, Inc. (b)	77,061	14,699,386
Amgen, Inc.	257,980	41,877,893
Baxalta, Inc.	185,634	7,245,295
Biogen, Inc. (b)	76,233	23,353,980
Celgene Corp. (b)	268,694	32,178,793
Gilead Sciences, Inc.	492,884	49,874,932
Regeneron Pharmaceuticals, Inc. (b)	26,551	14,413,741
Vertex Pharmaceuticals, Inc. (b)	84,035	10,574,124

		227,338,221

Building Products—0.1%
Allegion plc	32,802	2,162,308
Masco Corp.	115,073	3,256,566

		5,418,874

Capital Markets—2.1%
Affiliated Managers Group, Inc. (b)	18,481	2,952,524
Ameriprise Financial, Inc.	59,546	6,336,885
Bank of New York Mellon Corp. (The)	373,789	15,407,582
BlackRock, Inc.	43,186	14,705,697
Charles Schwab Corp. (The)	409,728	13,492,343
E*Trade Financial Corp. (b)	100,173	2,969,128
Franklin Resources, Inc.	129,596	4,771,725
Goldman Sachs Group, Inc. (The)	135,664	24,450,723
Invesco, Ltd.	144,960	4,853,261
Legg Mason, Inc.	36,843	1,445,351
Morgan Stanley	516,507	16,430,088
Northern Trust Corp.	74,332	5,358,594
State Street Corp.	137,992	9,157,149
T. Rowe Price Group, Inc.	85,874	6,139,132

		128,470,182

Chemicals—2.1%
Air Products & Chemicals, Inc.	66,309	8,627,464
Airgas, Inc.	22,180	3,067,938
CF Industries Holdings, Inc.	79,711	3,253,006
Dow Chemical Co. (The)	384,584	19,798,384
E.I. du Pont de Nemours & Co.	299,731	19,962,085

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Eastman Chemical Co.	50,824	$3,431,128
Ecolab, Inc.	90,895	10,396,570
FMC Corp. (a)	45,699	1,788,202
International Flavors & Fragrances, Inc. (a)	27,446	3,283,639
LyondellBasell Industries NV - Class A	122,968	10,685,919
Monsanto Co.	150,424	14,819,773
Mosaic Co. (The)	114,685	3,164,159
PPG Industries, Inc.	92,090	9,100,334
Praxair, Inc.	97,417	9,975,501
Sherwin-Williams Co. (The)	27,065	7,026,074

		128,380,176

Commercial Services & Supplies—0.4%
ADT Corp. (The) (a)	56,408	1,860,336
Cintas Corp.	29,907	2,723,032
Pitney Bowes, Inc. (a)	67,391	1,391,624
Republic Services, Inc.	81,941	3,604,585
Stericycle, Inc. (b)	29,065	3,505,239
Tyco International plc	144,582	4,610,720
Waste Management, Inc.	142,012	7,579,180

		25,274,716

Communications Equipment—1.4%
Cisco Systems, Inc.	1,736,018	47,141,569
F5 Networks, Inc. (b)	24,069	2,333,730
Harris Corp.	42,549	3,697,508
Juniper Networks, Inc.	121,404	3,350,751
Motorola Solutions, Inc.	54,949	3,761,259
QUALCOMM, Inc.	514,058	25,695,189

		85,980,006

Construction & Engineering—0.1%
Fluor Corp.	48,431	2,286,912
Jacobs Engineering Group, Inc. (b)	41,914	1,758,292
Quanta Services, Inc. (b)	54,637	1,106,399

		5,151,603

Construction Materials—0.1%
Martin Marietta Materials, Inc. (a)	22,620	3,089,440
Vulcan Materials Co.	45,595	4,330,157

		7,419,597

Consumer Finance—0.8%
American Express Co.	286,120	19,899,646
Capital One Financial Corp.	181,959	13,133,801
Discover Financial Services	146,199	7,839,190
Navient Corp.	123,909	1,418,758
Synchrony Financial (b)	285,168	8,671,959

		50,963,354

Containers & Packaging—0.3%
Avery Dennison Corp.	31,157	1,952,298
Ball Corp.	46,622	3,390,818
International Paper Co.	141,781	5,345,144

Containers & Packaging—(Continued)
Owens-Illinois, Inc. (b)	55,006	958,204
Sealed Air Corp.	67,519	3,011,347
WestRock Co.	87,932	4,011,458

		18,669,269

Distributors—0.1%
Genuine Parts Co.	51,561	4,428,574

Diversified Consumer Services—0.0%
H&R Block, Inc.	80,664	2,686,918

Diversified Financial Services—2.0%
Berkshire Hathaway, Inc. - Class B (b)	640,717	84,600,273
CME Group, Inc.	115,676	10,480,245
Intercontinental Exchange, Inc.	40,610	10,406,719
Leucadia National Corp.	114,006	1,982,564
McGraw Hill Financial, Inc.	92,443	9,113,031
Moody’s Corp.	58,824	5,902,400
Nasdaq, Inc.	39,318	2,287,128

		124,772,360

Diversified Telecommunication Services—2.4%
AT&T, Inc.	2,103,983	72,398,055
CenturyLink, Inc.	187,759	4,724,016
Frontier Communications Corp. (a)	399,528	1,865,796
Level 3 Communications, Inc. (b)	98,693	5,364,952
Verizon Communications, Inc.	1,391,554	64,317,626

		148,670,445

Electric Utilities—1.7%
American Electric Power Co., Inc.	167,859	9,781,144
Duke Energy Corp.	235,410	16,805,920
Edison International	111,427	6,597,593
Entergy Corp.	61,008	4,170,507
Eversource Energy	108,479	5,540,023
Exelon Corp.	314,490	8,733,387
FirstEnergy Corp.	144,680	4,590,696
NextEra Energy, Inc.	157,503	16,362,987
Pepco Holdings, Inc.	86,737	2,256,029
Pinnacle West Capital Corp.	37,910	2,444,437
PPL Corp.	229,752	7,841,436
Southern Co. (The)	310,857	14,544,999
Xcel Energy, Inc. (a)	173,563	6,232,647

		105,901,805

Electrical Equipment—0.4%
AMETEK, Inc.	81,356	4,359,868
Eaton Corp. plc	158,277	8,236,735
Emerson Electric Co.	223,858	10,707,128
Rockwell Automation, Inc.	45,149	4,632,739

		27,936,470

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp. - Class A	105,425	5,506,348
Corning, Inc.	404,580	7,395,722

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
FLIR Systems, Inc.	47,241	$1,326,055
TE Connectivity, Ltd.	132,116	8,536,015

		22,764,140

Energy Equipment & Services—1.0%
Baker Hughes, Inc.	149,141	6,882,857
Cameron International Corp. (b)	65,361	4,130,815
Diamond Offshore Drilling, Inc. (a)	22,046	465,171
Ensco plc - Class A (a)	80,549	1,239,649
FMC Technologies, Inc. (b)	77,969	2,261,881
Halliburton Co.	292,688	9,963,099
Helmerich & Payne, Inc. (a)	36,863	1,974,014
National Oilwell Varco, Inc. (a)	128,505	4,303,632
Schlumberger, Ltd.	431,297	30,082,966
Transocean, Ltd. (a)	116,933	1,447,631

		62,751,715

Food & Staples Retailing—2.3%
Costco Wholesale Corp.	149,593	24,159,269
CVS Health Corp.	378,702	37,025,695
Kroger Co. (The)	332,914	13,925,793
Sysco Corp. (a)	179,549	7,361,509
Wal-Mart Stores, Inc.	536,573	32,891,925
Walgreens Boots Alliance, Inc.	297,894	25,367,164
Whole Foods Market, Inc. (a)	116,713	3,909,885

		144,641,240

Food Products—1.7%
Archer-Daniels-Midland Co.	204,085	7,485,838
Campbell Soup Co. (a)	61,423	3,227,779
ConAgra Foods, Inc.	148,055	6,241,999
General Mills, Inc.	204,409	11,786,223
Hershey Co. (The)	49,139	4,386,638
Hormel Foods Corp.	46,137	3,648,514
J.M. Smucker Co. (The)	40,929	5,048,183
Kellogg Co.	87,267	6,306,786
Keurig Green Mountain, Inc. (a)	39,727	3,574,635
Kraft Heinz Co. (The)	203,351	14,795,819
McCormick & Co., Inc. (a)	39,771	3,402,807
Mead Johnson Nutrition Co.	67,419	5,322,730
Mondelez International, Inc. - Class A	543,495	24,370,316
Tyson Foods, Inc. - Class A (a)	101,110	5,392,196

		104,990,463

Gas Utilities—0.0%
AGL Resources, Inc.	41,122	2,623,995

Health Care Equipment & Supplies—2.1%
Abbott Laboratories	510,168	22,911,645
Baxter International, Inc.	187,080	7,137,102
Becton Dickinson & Co.	72,072	11,105,574
Boston Scientific Corp. (b)	460,056	8,483,433
C.R. Bard, Inc.	25,269	4,786,959
DENTSPLY International, Inc.	47,834	2,910,699
Edwards Lifesciences Corp. (b)	73,773	5,826,591

Health Care Equipment & Supplies—(Continued)
Intuitive Surgical, Inc. (b)	12,779	6,979,379
Medtronic plc	480,905	36,991,213
St. Jude Medical, Inc.	96,669	5,971,244
Stryker Corp.	108,017	10,039,100
Varian Medical Systems, Inc. (a) (b)	33,135	2,677,308
Zimmer Biomet Holdings, Inc.	58,542	6,005,824

		131,826,071

Health Care Providers & Services—2.7%
Aetna, Inc.	119,255	12,893,851
AmerisourceBergen Corp.	66,810	6,928,865
Anthem, Inc.	89,286	12,450,040
Cardinal Health, Inc.	112,511	10,043,857
Cigna Corp.	88,099	12,891,527
DaVita HealthCare Partners, Inc. (b)	57,008	3,974,028
Express Scripts Holding Co. (b)	231,286	20,216,709
HCA Holdings, Inc. (b)	107,355	7,260,419
Henry Schein, Inc. (a) (b)	28,361	4,486,427
Humana, Inc.	50,693	9,049,207
Laboratory Corp. of America Holdings (b)	34,610	4,279,180
McKesson Corp.	78,698	15,521,606
Patterson Cos., Inc. (a)	28,564	1,291,378
Quest Diagnostics, Inc.	49,025	3,487,638
Tenet Healthcare Corp. (a) (b)	34,086	1,032,806
UnitedHealth Group, Inc.	325,963	38,346,287
Universal Health Services, Inc. - Class B	31,187	3,726,535

		167,880,360

Health Care Technology—0.1%
Cerner Corp. (b)	104,130	6,265,502

Hotels, Restaurants & Leisure—1.8%
Carnival Corp.	157,417	8,576,078
Chipotle Mexican Grill, Inc. (a) (b)	10,667	5,118,560
Darden Restaurants, Inc.	39,441	2,510,025
Marriott International, Inc. - Class A (a)	65,953	4,421,489
McDonald’s Corp.	314,035	37,100,095
Royal Caribbean Cruises, Ltd.	58,686	5,939,610
Starbucks Corp.	507,801	30,483,294
Starwood Hotels & Resorts Worldwide, Inc.	57,695	3,997,110
Wyndham Worldwide Corp. (a)	39,708	2,884,786
Wynn Resorts, Ltd. (a)	27,789	1,922,721
Yum! Brands, Inc.	147,485	10,773,779

		113,727,547

Household Durables—0.4%
DR Horton, Inc.	112,225	3,594,567
Garmin, Ltd. (a)	40,360	1,500,181
Harman International Industries, Inc.	24,310	2,290,245
Leggett & Platt, Inc. (a)	46,544	1,955,779
Lennar Corp. - Class A (a)	61,232	2,994,857
Mohawk Industries, Inc. (b)	21,744	4,118,096
Newell Rubbermaid, Inc.	91,348	4,026,620
PulteGroup, Inc.	108,658	1,936,286
Whirlpool Corp.	26,743	3,927,744

		26,344,375

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Household Products—1.9%
Church & Dwight Co., Inc.	44,844	$3,806,359
Clorox Co. (The)	44,149	5,599,418
Colgate-Palmolive Co.	306,747	20,435,485
Kimberly-Clark Corp.	124,144	15,803,531
Procter & Gamble Co. (The)	930,436	73,885,923

		119,530,716

Independent Power and Renewable Electricity Producers—0.1%
AES Corp.	230,118	2,202,229
NRG Energy, Inc.	107,448	1,264,663

		3,466,892

Industrial Conglomerates—2.5%
3M Co.	210,574	31,720,867
Danaher Corp.	203,900	18,938,232
General Electric Co.	3,227,752	100,544,475
Roper Technologies, Inc.	34,476	6,543,200

		157,746,774

Insurance—2.7%
ACE, Ltd. (a)	110,870	12,955,159
Aflac, Inc.	145,944	8,742,046
Allstate Corp. (The)	132,458	8,224,317
American International Group, Inc.	423,058	26,216,904
Aon plc	93,680	8,638,233
Assurant, Inc.	22,517	1,813,519
Chubb Corp. (The)	77,653	10,299,894
Cincinnati Financial Corp.	50,433	2,984,121
Hartford Financial Services Group, Inc. (The)	140,086	6,088,138
Lincoln National Corp.	84,635	4,253,755
Loews Corp.	95,736	3,676,262
Marsh & McLennan Cos., Inc.	178,403	9,892,446
MetLife, Inc. (c)	380,176	18,328,285
Principal Financial Group, Inc.	93,112	4,188,178
Progressive Corp. (The)	199,898	6,356,756
Prudential Financial, Inc.	153,558	12,501,157
Torchmark Corp.	39,226	2,242,158
Travelers Cos., Inc. (The)	104,043	11,742,293
Unum Group	83,258	2,771,659
XL Group plc	101,833	3,989,817

		165,905,097

Internet & Catalog Retail—2.2%
Amazon.com, Inc. (b)	131,460	88,852,499
Expedia, Inc.	40,251	5,003,199
Netflix, Inc. (a) (b)	146,167	16,718,582
Priceline Group, Inc. (The) (b)	17,027	21,708,574
TripAdvisor, Inc. (a) (b)	38,643	3,294,316

		135,577,170

Internet Software & Services—4.2%
Akamai Technologies, Inc. (b)	60,855	3,202,799
Alphabet, Inc. - Class A (b)	99,635	77,517,026
Alphabet, Inc. - Class C (b) (d)	101,620	77,117,386
eBay, Inc. (b)	377,773	10,381,202

Internet Software & Services—(Continued)
Facebook, Inc. - Class A (b)	776,496	81,268,071
VeriSign, Inc. (a) (b)	33,559	2,931,714
Yahoo!, Inc. (b)	297,131	9,882,577

		262,300,775

IT Services—3.6%
Accenture plc - Class A	213,683	22,329,873
Alliance Data Systems Corp. (b)	20,910	5,783,079
Automatic Data Processing, Inc.	157,733	13,363,140
Cognizant Technology Solutions Corp. - Class A (b)	207,959	12,481,699
CSRA, Inc.	47,094	1,412,820
Fidelity National Information Services, Inc.	94,882	5,749,849
Fiserv, Inc. (b)	78,160	7,148,514
International Business Machines Corp.	305,236	42,006,578
MasterCard, Inc. - Class A	338,652	32,971,159
Paychex, Inc. (a)	109,741	5,804,201
PayPal Holdings, Inc. (b)	380,214	13,763,747
Teradata Corp. (a) (b)	45,485	1,201,714
Total System Services, Inc.	57,890	2,882,922
Visa, Inc. - Class A (a)	665,683	51,623,717
Western Union Co. (The) (a)	172,806	3,094,955
Xerox Corp.	325,467	3,459,714

		225,077,681

Leisure Products—0.1%
Hasbro, Inc. (a)	38,359	2,583,862
Mattel, Inc. (a)	116,059	3,153,323

		5,737,185

Life Sciences Tools & Services—0.6%
Agilent Technologies, Inc.	113,339	4,738,704
Illumina, Inc. (a) (b)	50,069	9,610,494
PerkinElmer, Inc.	38,281	2,050,713
Thermo Fisher Scientific, Inc.	136,492	19,361,390
Waters Corp. (b)	27,929	3,758,685

		39,519,986

Machinery—1.1%
Caterpillar, Inc. (a)	199,124	13,532,467
Cummins, Inc.	56,176	4,944,050
Deere & Co. (a)	106,621	8,131,984
Dover Corp. (a)	52,998	3,249,307
Flowserve Corp. (a)	44,757	1,883,375
Illinois Tool Works, Inc.	111,883	10,369,316
Ingersoll-Rand plc	89,278	4,936,181
PACCAR, Inc.	120,881	5,729,759
Parker-Hannifin Corp.	46,505	4,510,055
Pentair plc (a)	61,646	3,053,326
Snap-on, Inc.	19,862	3,404,943
Stanley Black & Decker, Inc.	51,206	5,465,216
Xylem, Inc.	61,343	2,239,020

		71,448,999

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Media—3.0%
Cablevision Systems Corp. - Class A	76,115	$2,428,069
CBS Corp. - Class B	148,326	6,990,604
Comcast Corp. - Class A	835,108	47,125,144
Discovery Communications, Inc. - Class A (a) (b)	51,131	1,364,175
Discovery Communications, Inc. - Class C (b)	88,226	2,225,060
Interpublic Group of Cos., Inc. (The)	138,971	3,235,245
News Corp. - Class A	130,488	1,743,320
News Corp. - Class B (a)	36,867	514,663
Omnicom Group, Inc. (a)	82,851	6,268,507
Scripps Networks Interactive, Inc. - Class A (a)	32,358	1,786,485
TEGNA, Inc. (a)	75,818	1,934,875
Time Warner Cable, Inc.	96,854	17,975,134
Time Warner, Inc.	273,422	17,682,201
Twenty-First Century Fox, Inc. - Class A	400,397	10,874,783
Twenty-First Century Fox, Inc. - Class B	147,470	4,015,608
Viacom, Inc. - Class B	118,731	4,886,968
Walt Disney Co. (The)	520,156	54,657,992

		185,708,833

Metals & Mining—0.2%
Alcoa, Inc. (a)	448,064	4,422,392
Freeport-McMoRan, Inc.	395,307	2,676,228
Newmont Mining Corp.	180,958	3,255,435
Nucor Corp.	109,308	4,405,112

		14,759,167

Multi-Utilities—1.1%
Ameren Corp.	82,981	3,587,269
CenterPoint Energy, Inc.	147,149	2,701,656
CMS Energy Corp.	94,759	3,418,905
Consolidated Edison, Inc.	100,271	6,444,417
Dominion Resources, Inc.	203,604	13,771,775
DTE Energy Co.	61,381	4,922,142
NiSource, Inc.	108,985	2,126,297
PG&E Corp.	167,735	8,921,825
Public Service Enterprise Group, Inc.	173,038	6,694,840
SCANA Corp.	48,877	2,956,570
Sempra Energy	80,643	7,581,248
TECO Energy, Inc.	80,449	2,143,966
WEC Energy Group, Inc. (a)	107,963	5,539,581

		70,810,491

Multiline Retail—0.6%
Dollar General Corp.	99,500	7,151,065
Dollar Tree, Inc. (b)	80,300	6,200,766
Kohl’s Corp. (a)	64,918	3,092,044
Macy’s, Inc.	107,513	3,760,805
Nordstrom, Inc. (a)	46,533	2,317,809
Target Corp.	210,690	15,298,201

		37,820,690

Oil, Gas & Consumable Fuels—5.4%
Anadarko Petroleum Corp.	173,784	8,442,427
Apache Corp.	129,280	5,749,082
Cabot Oil & Gas Corp.	141,545	2,503,931

Oil, Gas & Consumable Fuels—(Continued)
Chesapeake Energy Corp. (a)	176,995	796,477
Chevron Corp.	643,657	57,903,384
Cimarex Energy Co.	32,340	2,890,549
Columbia Pipeline Group, Inc.	133,077	2,661,540
ConocoPhillips	422,247	19,714,712
CONSOL Energy, Inc. (a)	78,336	618,854
Devon Energy Corp.	132,128	4,228,096
EOG Resources, Inc.	188,000	13,308,520
EQT Corp.	52,168	2,719,518
Exxon Mobil Corp.	1,423,725	110,979,364
Hess Corp.	82,189	3,984,523
Kinder Morgan, Inc.	625,806	9,337,025
Marathon Oil Corp.	231,622	2,916,121
Marathon Petroleum Corp.	182,277	9,449,240
Murphy Oil Corp. (a)	55,302	1,241,530
Newfield Exploration Co. (b)	55,282	1,799,982
Noble Energy, Inc.	145,560	4,793,291
Occidental Petroleum Corp.	261,197	17,659,529
ONEOK, Inc.	71,573	1,764,990
Phillips 66	162,368	13,281,702
Pioneer Natural Resources Co.	51,087	6,405,288
Range Resources Corp. (a)	57,924	1,425,510
Southwestern Energy Co. (a) (b)	131,476	934,794
Spectra Energy Corp. (a)	229,622	5,497,151
Tesoro Corp.	41,173	4,338,399
Valero Energy Corp.	164,674	11,644,099
Williams Cos., Inc. (The)	233,341	5,996,864

		334,986,492

Personal Products—0.1%
Estee Lauder Cos., Inc. (The) - Class A	76,122	6,703,303

Pharmaceuticals—5.7%
Allergan plc (b)	134,791	42,122,187
Bristol-Myers Squibb Co.	570,554	39,248,410
Eli Lilly & Co.	333,788	28,124,977
Endo International plc (b)	71,192	4,358,374
Johnson & Johnson	946,295	97,203,422
Mallinckrodt plc (b)	39,654	2,959,378
Merck & Co., Inc.	955,391	50,463,753
Mylan NV (a) (b)	141,269	7,638,415
Perrigo Co. plc	50,070	7,245,129
Pfizer, Inc.	2,111,166	68,148,438
Zoetis, Inc.	156,665	7,507,387

		355,019,870

Professional Services—0.3%
Dun & Bradstreet Corp. (The)	12,358	1,284,367
Equifax, Inc.	40,519	4,512,601
Nielsen Holdings plc	124,507	5,802,026
Robert Half International, Inc.	45,378	2,139,119
Verisk Analytics, Inc. (a) (b)	53,309	4,098,396

		17,836,509

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—2.7%
American Tower Corp.	144,861	$14,044,274
Apartment Investment & Management Co. - Class A	53,497	2,141,485
AvalonBay Communities, Inc.	46,812	8,619,494
Boston Properties, Inc.	52,523	6,698,783
Crown Castle International Corp.	114,150	9,868,267
Equinix, Inc.	21,194	6,409,066
Equity Residential	124,577	10,164,237
Essex Property Trust, Inc.	22,584	5,406,835
General Growth Properties, Inc.	199,140	5,418,599
HCP, Inc.	159,044	6,081,843
Host Hotels & Resorts, Inc. (a)	257,050	3,943,147
Iron Mountain, Inc. (a)	65,715	1,774,962
Kimco Realty Corp.	141,352	3,740,174
Macerich Co. (The)	46,026	3,713,838
Plum Creek Timber Co., Inc.	59,370	2,833,136
Prologis, Inc.	179,314	7,696,157
Public Storage	50,337	12,468,475
Realty Income Corp. (a)	85,363	4,407,292
Simon Property Group, Inc.	105,818	20,575,252
SL Green Realty Corp. (a)	34,098	3,852,392
Ventas, Inc.	113,880	6,426,248
Vornado Realty Trust	60,612	6,058,776
Welltower, Inc.	121,027	8,233,467
Weyerhaeuser Co.	174,572	5,233,669

		165,809,868

Real Estate Management & Development—0.1%
CBRE Group, Inc. - Class A (b)	99,428	3,438,220

Road & Rail—0.7%
CSX Corp.	333,431	8,652,534
J.B. Hunt Transport Services, Inc.	30,963	2,271,446
Kansas City Southern	37,324	2,786,983
Norfolk Southern Corp.	102,111	8,637,569
Ryder System, Inc. (a)	18,271	1,038,341
Union Pacific Corp.	292,109	22,842,924

		46,229,797

Semiconductors & Semiconductor Equipment—2.4%
Analog Devices, Inc.	106,724	5,903,972
Applied Materials, Inc.	393,003	7,337,366
Avago Technologies, Ltd. (a)	89,672	13,015,891
Broadcom Corp. - Class A	191,862	11,093,461
First Solar, Inc. (b)	25,886	1,708,217
Intel Corp.	1,613,897	55,598,752
KLA-Tencor Corp.	53,333	3,698,644
Lam Research Corp.	54,170	4,302,181
Linear Technology Corp.	81,787	3,473,494
Microchip Technology, Inc. (a)	69,467	3,232,994
Micron Technology, Inc. (a) (b)	371,327	5,257,990
NVIDIA Corp.	174,796	5,761,276
Qorvo, Inc. (b)	48,338	2,460,404
Skyworks Solutions, Inc.	65,374	5,022,684
Texas Instruments, Inc.	346,929	19,015,179

Semiconductors & Semiconductor Equipment—(Continued)
Xilinx, Inc.	87,885	4,127,958

		151,010,463

Software—4.3%
Activision Blizzard, Inc. (a)	172,544	6,679,178
Adobe Systems, Inc. (b)	170,589	16,025,131
Autodesk, Inc. (b)	77,360	4,713,545
CA, Inc.	106,535	3,042,640
Citrix Systems, Inc. (b)	52,608	3,979,795
Electronic Arts, Inc. (b)	106,296	7,304,661
Intuit, Inc.	90,289	8,712,888
Microsoft Corp.	2,731,866	151,563,926
Oracle Corp.	1,094,932	39,997,866
Red Hat, Inc. (b)	62,519	5,177,198
Salesforce.com, Inc. (b)	213,463	16,735,499
Symantec Corp.	231,029	4,851,609

		268,783,936

Specialty Retail—2.6%
Advance Auto Parts, Inc.	25,047	3,769,824
AutoNation, Inc. (b)	26,105	1,557,424
AutoZone, Inc. (b)	10,426	7,735,154
Bed Bath & Beyond, Inc. (a) (b)	57,077	2,753,965
Best Buy Co., Inc. (a)	101,972	3,105,047
CarMax, Inc. (a) (b)	69,301	3,740,175
GameStop Corp. - Class A (a)	36,077	1,011,599
Gap, Inc. (The) (a)	78,346	1,935,146
Home Depot, Inc. (The)	433,615	57,345,584
L Brands, Inc.	87,108	8,346,688
Lowe’s Cos., Inc.	312,966	23,797,935
O’Reilly Automotive, Inc. (b)	33,735	8,549,124
Ross Stores, Inc.	138,511	7,453,277
Signet Jewelers, Ltd.	27,200	3,364,368
Staples, Inc.	220,119	2,084,527
Tiffany & Co. (a)	38,148	2,910,311
TJX Cos., Inc. (The)	228,979	16,236,901
Tractor Supply Co.	45,942	3,928,041
Urban Outfitters, Inc. (a) (b)	29,691	675,470

		160,300,560

Technology Hardware, Storage & Peripherals—4.0%
Apple, Inc.	1,906,763	200,705,873
EMC Corp.	663,082	17,027,946
Hewlett Packard Enterprise Co.	614,992	9,347,878
HP, Inc.	617,793	7,314,669
NetApp, Inc.	99,981	2,652,496
SanDisk Corp.	68,636	5,215,650
Seagate Technology plc (a)	102,268	3,749,145
Western Digital Corp. (a)	79,247	4,758,782

		250,772,439

Textiles, Apparel & Luxury Goods—0.9%
Coach, Inc.	94,911	3,106,437
Fossil Group, Inc. (a) (b)	14,152	517,397
Hanesbrands, Inc.	134,003	3,943,708

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
Michael Kors Holdings, Ltd. (a) (b)	62,945	$2,521,577
NIKE, Inc. - Class B	461,520	28,845,000
PVH Corp.	28,230	2,079,140
Ralph Lauren Corp. (a)	20,114	2,242,309
Under Armour, Inc. - Class A (a) (b)	61,600	4,965,576
VF Corp.	116,638	7,260,715

		55,481,859

Tobacco—1.6%
Altria Group, Inc.	670,552	39,032,832
Philip Morris International, Inc.	529,859	46,579,905
Reynolds American, Inc.	283,476	13,082,417

		98,695,154

Trading Companies & Distributors—0.2%
Fastenal Co. (a)	99,075	4,044,242
United Rentals, Inc. (b)	31,747	2,302,927
WW Grainger, Inc. (a)	19,756	4,002,368

		10,349,537

Total Common Stocks (Cost $3,587,648,054)		6,122,436,542

Mutual Fund—1.3%

Investment Company Security—1.3%
SPDR S&P 500 ETF Trust (Cost $80,028,160)	400,000	81,556,000

Short-Term Investments—4.6%

Discount Notes—0.2%
Federal Home Loan Bank 0.197%, 02/05/16 (e)	4,125,000	4,124,198
0.212%, 01/20/16 (e)	300,000	299,965
0.225%, 01/29/16 (e)	1,350,000	1,349,758
0.300%, 03/09/16 (e)	3,150,000	3,148,217
0.352%, 05/04/16 (e)	4,025,000	4,020,148
0.363%, 05/06/16 (e)	800,000	798,992

		13,741,278

Security Description	Shares/ Principal Amount*	Value

Mutual Fund—4.2%
State Street Navigator Securities Lending MET Portfolio (f)	260,703,185	260,703,185

U.S. Treasury—0.2%
U.S. Treasury Bills 0.027%, 01/14/16 (e)	11,900,000	11,899,875

Total Short-Term Investments (Cost $286,344,338)		286,344,338

Total Investments—104.1% (Cost $3,954,020,552) (g)		6,490,336,880
Other assets and liabilities (net)—(4.1)%		(253,724,538)

Net Assets—100.0%		$6,236,612,342

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $336,593,472 and the collateral received consisted of cash in the amount of $260,703,185 and non-cash collateral with a value of $86,707,239. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2015, the market value of securities pledged was $15,219,338.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(g)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $4,083,209,413. The aggregate unrealized appreciation and depreciation of investments were $2,534,987,316 and $(127,859,849), respectively, resulting in net unrealized appreciation of $2,407,127,467 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
S&P 500 Index Futures	03/17/16	60	USD	30,759,916	$(228,916)

(USD)—	United States Dollar

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$6,122,436,542	$—	$—	$6,122,436,542
Total Mutual Fund*	81,556,000	—	—	81,556,000
Short-Term Investments
Discount Notes	—	13,741,278	—	13,741,278
Mutual Fund	260,703,185	—	—	260,703,185
U.S. Treasury	—	11,899,875	—	11,899,875
Total Short-Term Investments	260,703,185	25,641,153	—	286,344,338
Total Investments	$6,464,695,727	$25,641,153	$—	$6,490,336,880

Collateral for Securities Loaned (Liability)	$—	$(260,703,185)	$—	$(260,703,185)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(228,916)	$—	$—	$(228,916)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MetLife Stock Index Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$6,472,008,595
Affiliated investments at value (c)	18,328,285
Cash	215,368
Receivable for:
Investments sold	6,807,076
Fund shares sold	1,735,990
Dividends	8,280,965
Prepaid expenses	17,481

Total Assets	6,507,393,760
Liabilities
Collateral for securities loaned	260,703,185
Payables for:
Investments purchased	788,688
Fund shares redeemed	6,720,388
Variation margin on futures contracts	288,000
Accrued Expenses:
Management fees	1,271,599
Distribution and service fees	433,772
Deferred trustees’ fees	97,790
Other expenses	477,996

Total Liabilities	270,781,418

Net Assets	$6,236,612,342

Net Assets Consist of:
Paid in surplus	$3,429,960,507
Undistributed net investment income	122,692,773
Accumulated net realized gain	147,871,650
Unrealized appreciation on investments, affiliated investments and futures contracts	2,536,087,412

Net Assets	$6,236,612,342

Net Assets
Class A	$4,108,494,439
Class B	1,892,045,777
Class D	84,076,883
Class E	143,538,192
Class G	8,457,051
Capital Shares Outstanding*
Class A	93,286,548
Class B	44,467,563
Class D	1,914,069
Class E	3,280,630
Class G	199,093
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$44.04
Class B	42.55
Class D	43.93
Class E	43.75
Class G	42.48

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,938,353,195.
(b)	Includes securities loaned at value of $336,593,472.
(c)	Identified cost of affiliated investments was $15,667,357.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$137,402,238
Dividends from affiliated investments	583,120
Interest	44,697
Securities lending income	778,830

Total investment income	138,808,885
Expenses
Management fees	16,214,027
Administration fees	153,957
Custodian and accounting fees	457,644
Distribution and service fees—Class B	4,961,640
Distribution and service fees—Class D	111,167
Distribution and service fees—Class E	229,898
Distribution and service fees—Class G	12,810
Audit and tax services	40,460
Legal	27,352
Trustees’ fees and expenses	35,696
Shareholder reporting	502,008
Insurance	41,073
Miscellaneous	202,097

Total expenses	22,989,829
Less management fee waiver	(797,842)

Net expenses	22,191,987

Net Investment Income	116,616,898

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	284,858,289
Affiliated investments	354,164
Futures contracts	446,302

Net realized gain	285,658,755

Net change in unrealized depreciation on:
Investments	(324,542,668)
Affiliated investments	(2,708,827)
Futures contracts	(261,032)

Net change in unrealized depreciation	(327,512,527)

Net realized and unrealized loss	(41,853,772)

Net Increase in Net Assets From Operations	$74,763,126

(a)	Net of foreign withholding taxes of $9,758.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$116,616,898	$110,883,637
Net realized gain	285,658,755	272,365,720
Net change in unrealized appreciation (depreciation)	(327,512,527)	422,831,280

Increase in net assets from operations	74,763,126	806,080,637

From Distributions to Shareholders
Net investment income
Class A	(73,614,161)	(69,375,129)
Class B	(30,456,704)	(29,217,098)
Class D	(1,804,092)	(3,170,591)
Class E	(2,445,450)	(2,526,320)
Class G	(50,027)	0
Net realized capital gains
Class A	(177,074,360)	(101,806,592)
Class B	(85,896,734)	(49,440,809)
Class D	(4,613,354)	(5,057,069)
Class E	(6,448,300)	(4,053,340)
Class G	(146,175)	0

Total distributions	(382,549,357)	(264,646,948)

Decrease in net assets from capital share transactions	(81,924,353)	(305,494,341)

Total increase (decrease) in net assets	(389,710,584)	235,939,348

Net Assets
Beginning of period	6,626,322,926	6,390,383,578

End of period	$6,236,612,342	$6,626,322,926

Undistributed net investment income
End of period	$122,692,773	$108,095,615

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	4,408,353	$197,974,631	5,308,051	$228,297,870
Reinvestments	5,596,975	250,688,521	4,190,495	171,181,721
Redemptions	(9,668,977)	(436,539,916)	(11,906,916)	(515,809,329)

Net increase (decrease)	336,351	$12,123,236	(2,408,370)	$(116,329,738)

Class B
Sales	2,909,978	$126,781,458	3,448,851	$145,918,461
Reinvestments	2,685,287	116,353,438	1,985,809	78,657,907
Redemptions	(6,413,569)	(280,296,296)	(6,867,237)	(289,650,272)

Net decrease	(818,304)	$(37,161,400)	(1,432,577)	$(65,073,904)

Class D
Sales	171,240	$7,839,888	226,305	$9,802,277
Reinvestments	143,599	6,417,446	201,757	8,227,660
Redemptions	(1,514,796)	(68,755,233)	(2,907,345)	(125,579,634)

Net decrease	(1,199,957)	$(54,497,899)	(2,479,283)	$(107,549,697)

Class E
Sales	81,125	$3,612,139	52,050	$2,246,833
Reinvestments	199,725	8,893,750	161,901	6,579,660
Redemptions	(514,709)	(23,229,019)	(596,794)	(25,737,213)

Net decrease	(233,859)	$(10,723,130)	(382,843)	$(16,910,720)

Class G (a)
Sales	248,691	$10,694,963	8,286	$369,776
Reinvestments	4,535	196,202	0	0
Redemptions	(62,418)	(2,556,325)	(1)	(58)

Net increase	190,808	$8,334,840	8,285	$369,718

Decrease derived from capital shares transactions		$(81,924,353)		$(305,494,341)

(a)	Commencement of operations was November 12, 2014.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$46.21	$42.58	$33.42	$29.60	$29.71

Income (Loss) from Investment Operations
Net investment income (a)	0.85	0.79	0.71	0.67	0.55
Net realized and unrealized gain (loss) on investments	(0.26)	4.66	9.72	3.95	0.02

Total from investment operations	0.59	5.45	10.43	4.62	0.57

Less Distributions
Distributions from net investment income	(0.81)	(0.74)	(0.70)	(0.57)	(0.50)
Distributions from net realized capital gains	(1.95)	(1.08)	(0.57)	(0.23)	(0.18)

Total distributions	(2.76)	(1.82)	(1.27)	(0.80)	(0.68)

Net Asset Value, End of Period	$44.04	$46.21	$42.58	$33.42	$29.60

Total Return (%) (b)	1.17	13.36	32.02	15.76	1.84

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.27	0.27	0.27	0.28	0.27
Net ratio of expenses to average net assets (%) (c)	0.26	0.26	0.26	0.27	0.26
Ratio of net investment income to average net assets (%)	1.88	1.81	1.87	2.08	1.85
Portfolio turnover rate (%)	9	12	12	12	11
Net assets, end of period (in millions)	$4,108.5	$4,295.4	$4,059.9	$3,303.3	$2,925.8

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$44.73	$41.27	$32.43	$28.76	$28.89

Income (Loss) from Investment Operations
Net investment income (a)	0.71	0.66	0.60	0.57	0.47
Net realized and unrealized gain (loss) on investments	(0.25)	4.52	9.43	3.83	0.02

Total from investment operations	0.46	5.18	10.03	4.40	0.49

Less Distributions
Distributions from net investment income	(0.69)	(0.64)	(0.62)	(0.50)	(0.44)
Distributions from net realized capital gains	(1.95)	(1.08)	(0.57)	(0.23)	(0.18)

Total distributions	(2.64)	(1.72)	(1.19)	(0.73)	(0.62)

Net Asset Value, End of Period	$42.55	$44.73	$41.27	$32.43	$28.76

Total Return (%) (b)	0.91	13.10	31.70	15.43	1.64

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	0.52	0.52	0.53	0.52
Net ratio of expenses to average net assets (%) (c)	0.51	0.51	0.51	0.52	0.51
Ratio of net investment income to average net assets (%)	1.63	1.56	1.62	1.83	1.61
Portfolio turnover rate (%)	9	12	12	12	11
Net assets, end of period (in millions)	$1,892.0	$2,025.6	$1,928.0	$1,615.0	$1,454.7

Please see page 16 for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$46.10	$42.46	$33.32	$29.52	$29.63

Income (Loss) from Investment Operations
Net investment income (a)	0.80	0.73	0.66	0.63	0.52
Net realized and unrealized gain (loss) on investments	(0.26)	4.67	9.71	3.94	0.02

Total from investment operations	0.54	5.40	10.37	4.57	0.54

Less Distributions
Distributions from net investment income	(0.76)	(0.68)	(0.66)	(0.54)	(0.47)
Distributions from net realized capital gains	(1.95)	(1.08)	(0.57)	(0.23)	(0.18)

Total distributions	(2.71)	(1.76)	(1.23)	(0.77)	(0.65)

Net Asset Value, End of Period	$43.93	$46.10	$42.46	$33.32	$29.52

Total Return (%) (b)	1.07	13.26	31.91	15.62	1.76

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.37	0.37	0.37	0.38	0.37
Net ratio of expenses to average net assets (%) (c)	0.36	0.36	0.36	0.37	0.36
Ratio of net investment income to average net assets (%)	1.76	1.70	1.77	1.97	1.75
Portfolio turnover rate (%)	9	12	12	12	11
Net assets, end of period (in millions)	$84.1	$143.5	$237.5	$297.3	$308.6

	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$45.92	$42.32	$33.22	$29.44	$29.55

Income (Loss) from Investment Operations
Net investment income (a)	0.78	0.72	0.65	0.62	0.50
Net realized and unrealized gain (loss) on investments	(0.26)	4.64	9.67	3.92	0.03

Total from investment operations	0.52	5.36	10.32	4.54	0.53

Less Distributions
Distributions from net investment income	(0.74)	(0.68)	(0.65)	(0.53)	(0.46)
Distributions from net realized capital gains	(1.95)	(1.08)	(0.57)	(0.23)	(0.18)

Total distributions	(2.69)	(1.76)	(1.22)	(0.76)	(0.64)

Net Asset Value, End of Period	$43.75	$45.92	$42.32	$33.22	$29.44

Total Return (%) (b)	1.02	13.20	31.83	15.54	1.71

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.42	0.42	0.42	0.43	0.42
Net ratio of expenses to average net assets (%) (c)	0.41	0.41	0.41	0.42	0.41
Ratio of net investment income to average net assets (%)	1.73	1.66	1.72	1.92	1.69
Portfolio turnover rate (%)	9	12	12	12	11
Net assets, end of period (in millions)	$143.5	$161.4	$164.9	$147.9	$147.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

MetLife Stock Index Portfolio

Financial Highlights

	Class G
	Year Ended December 31,
	2015	2014(d)
Net Asset Value, Beginning of Period	$44.64	$44.10

Income (Loss) from Investment Operations
Net investment income (a)	0.70	0.09
Net realized and unrealized gain (loss) on investments	(0.24)	0.45

Total from investment operations	0.46	0.54

Less Distributions
Distributions from net investment income	(0.67)	0.00
Distributions from net realized capital gains	(1.95)	0.00

Total distributions	(2.62)	0.00

Net Asset Value, End of Period	$42.48	$44.64

Total Return (%) (b)	0.91	1.22	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	0.58	(f)
Net ratio of expenses to average net assets (%) (c)	0.56	0.57	(f)
Ratio of net investment income to average net assets (%)	1.64	1.54	(f)
Portfolio turnover rate (%)	9	12
Net assets, end of period (in millions)	$8.5	$0.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Commencement of operations was November 12, 2014.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Stock Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers five classes of shares: Class A, B, D, E and G shares. Class G commenced operations on November 12, 2014. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MSF-17

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to corporate actions and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-18

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s

MSF-19

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$228,916

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$446,302

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(261,032)

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$16,500

‡	Averages are based on activity levels during 2015.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

MSF-20

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$607,749,830	$0	$907,483,732

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2015 were $16,214,027.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	On the first $500 million
0.015%	Of the next $500 million
0.010%	Of the next $1 billion
0.005%	On amounts over $2 billion

Fees earned by MIA with respect to the Portfolio for the year ended December 31, 2015 were $499,280.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, D, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, E, and G Shares. Under the Distribution and Service Plan, the Class B, D, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.10% per year for Class D Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

MSF-21

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2015 is as follows:

Security Description	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at December 31, 2015	Realized Gain on shares sold	Income earned from affiliates during the period
MetLife, Inc.	408,003	1,812	(29,639)	380,176	$354,164	$583,120

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$114,006,177	$122,649,589	$268,543,180	$141,997,359	$382,549,357	$264,646,948

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$131,448,760	$268,173,399	$2,407,127,465	$—	$2,806,749,624

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

10. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MSF-22

Metropolitan Series Fund

MetLife Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Stock Index Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Stock Index Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Stock Index Portfolio of the Metropolitan Series Fund, as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-23

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-24

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-25

Metropolitan Series Fund

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-26

Metropolitan Series Fund

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MSF-27

Metropolitan Series Fund

MetLife Stock Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MetLife Stock Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-, three-, and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were equal to the Expense Group median, and below the Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

MSF-28

Metropolitan Series Fund

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, E, and F shares of the MFS Total Return Portfolio returned -0.16%, -0.40%, -0.31%, and -0.35%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index1 and the Barclays U.S. Aggregate Bond Index2, returned 1.38% and 0.55%, respectively. A blend of the S&P 500 Index (60%) and the Barclays U.S. Aggregate Bond Index (40%) returned 1.28%.

MARKET ENVIRONMENT / CONDITIONS

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the U.S. Federal Reserve Bank began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the surprising decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the U.S. faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the Energy, Materials and Industrials sectors. An additional headwind for earnings was the sharp rise in the U.S. dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: weaker Chinese growth, and the resulting decline in commodity prices, in addition to prospects for higher U.S. interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its blended benchmark over the period. Within the equity portion of the Portfolio, stock selection within the Consumer Discretionary sector was a primary detractor from performance relative to the S&P 500 Index. The Portfolio’s underweight position in internet retailer Amazon.com weakened relative returns. Not owning home improvement and home hardware retailer Home Depot and an overweight position in discount department store Kohl’s also held back relative results.

The combination of an underweight position and, to a lesser extent, security selection in the Information Technology sector was another area of relative weakness. The Portfolio’s underweight positions in internet search giant Alphabet (formerly Google), software giant Microsoft and social networking service provider Facebook were notable detractors from relative results.

Elsewhere, not owning shares of diversified industrial conglomerate General Electric hurt relative performance. The Portfolio’s holdings of insurance company Delta Lloyd (Netherlands) and non-urban hospital operator Community Health Systems also dampened relative results. The Portfolio’s overweight positions in investment management firm Franklin Resources further held back relative returns.

During the reporting period, the Portfolio’s relative currency exposure within the equity portion of the Portfolio resulting primarily from differences between the Portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies was another detractor from relative performance. Within the fixed income portion of the Portfolio, a greater relative exposure to bonds rated in the “BBB” credit quality segment was a primary detractor from performance relative to the Barclays U.S. Aggregate Bond Index.

Within the equity portion of the Portfolio, stock selection in the Consumer Staples sector aided performance relative to the S&P 500 Index. Most notably, not owning shares of retail giant Wal-Mart and an overweight position in tobacco producer Philip Morris International benefited relative returns.

Stock selection and, to a smaller extent, the Portfolio’s underweight in the Energy sector boosted relative performance. Specifically, not owning shares of natural gas pipelines operator Kinder Morgan and the Portfolio’s position in independent oil refiner Valero Energy was helpful.

Elsewhere, not holding wireless communications software company Qualcomm and insurance and investment firm Berkshire Hathaway strengthened relative performance as the two stocks underperformed the S&P 500 Index during the reporting period. The Portfolio’s overweight positions in global financial services firm JPMorgan Chase, management consulting firm Accenture, global security company Northrop Grumman and broadband communications and networking services provider Broadcom also boosted relative returns.

Within the fixed income portion of the Portfolio, positive bond selection and a greater exposure to the Financial sector aided performance relative to the Barclays U.S. Aggregate Bond Index. Additionally, the Portfolio’s yield curve positioning was beneficial.

As of December 31, 2015, the fixed income portion of the Portfolio was overweight corporate and commercial mortgage-backed securities as well as underweight international and agency bonds.

MSF-1

Metropolitan Series Fund

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

Over the trailing 12 months ended December 31, 2015, the Portfolio decreased its exposure to Energy, Consumer Discretionary and Telecommunications Services while increasing its exposure to Health Care, Financials and Utilities. As of December 31, 2015, the Portfolio was underweight Information Technology, Consumer Discretionary and Health Care while being overweight Financials, Industrials and Consumer Staples.

Brooks Taylor

Steven Gorham

Richard Hawkins

Nevin Chitkara

William Douglas

Joshua Marston

Jonathan Sage

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX & THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year	Since Inception[3]
MFS Total Return Portfolio
Class A	-0.16	8.08	5.79	—
Class B	-0.40	7.81	5.53	—
Class E	-0.31	7.92	5.63	—
Class F	-0.35	7.87	—	5.39
Barclays U.S. Aggregate Bond Index	0.55	3.25	4.51	—
S&P 500 Index	1.38	12.57	7.31	—

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

3 Inception dates of the Class A, Class B, Class E and Class F shares are 5/1/87, 5/1/02, 4/26/04 and 5/2/06, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Equity Sectors

% of Net Assets
Financials	13.9
Health Care	8.1
Industrials	7.6
Consumer Staples	7.3
Consumer Discretionary	6.5

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	24.8
Corporate Bonds & Notes	12.0
Mortgage-Backed Securities	1.9
Asset-Backed Securities	0.8
Municipals	0.2

Top Equity Holdings

% of Net Assets
JPMorgan Chase & Co.	2.5
Wells Fargo & Co.	1.7
Philip Morris International, Inc.	1.6
Johnson & Johnson	1.2
Travelers Cos., Inc. (The)	1.1

Top Fixed Income Issuers

% of Net Assets
U.S. Treasury Notes	9.3
Fannie Mae 30 Yr. Pool	4.9
U.S. Treasury Bonds	3.4
Freddie Mac 30 Yr. Gold Pool	3.1
Ginnie Mae II 30 Yr. Pool	1.0

MSF-3

Metropolitan Series Fund

MFS Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A	Actual	0.61%	$1,000.00	$987.50	$3.06
	Hypothetical*	0.61%	$1,000.00	$1,022.13	$3.11

Class B	Actual	0.86%	$1,000.00	$986.30	$4.31
	Hypothetical*	0.86%	$1,000.00	$1,020.87	$4.38

Class E	Actual	0.76%	$1,000.00	$986.80	$3.81
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

Class F	Actual	0.81%	$1,000.00	$986.60	$4.06
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—58.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.8%
General Dynamics Corp.	5,534	$760,150
Honeywell International, Inc.	65,960	6,831,477
Lockheed Martin Corp.	22,838	4,959,272
Northrop Grumman Corp.	29,056	5,486,063
United Technologies Corp.	65,393	6,282,306

		24,319,268

Air Freight & Logistics—0.4%
United Parcel Service, Inc. - Class B	36,516	3,513,935

Auto Components—0.9%
Delphi Automotive plc	31,172	2,672,376
Johnson Controls, Inc.	77,203	3,048,746
Magna International, Inc.	48,923	1,984,215

		7,705,337

Automobiles—0.5%
General Motors Co.	23,736	807,261
Harley-Davidson, Inc. (a)	16,673	756,788
Hyundai Motor Co.	9,225	1,162,400
Kia Motors Corp.	45,255	2,015,924

		4,742,373

Banks—6.2%
Bank of America Corp.	136,253	2,293,138
BB&T Corp.	58,639	2,217,141
BOC Hong Kong Holdings, Ltd.	174,000	526,851
Citigroup, Inc.	39,203	2,028,755
HSBC Holdings plc	145,515	1,148,322
JPMorgan Chase & Co.	330,797	21,842,526
PNC Financial Services Group, Inc. (The)	28,365	2,703,468
Sumitomo Mitsui Financial Group, Inc.	46,500	1,754,087
SunTrust Banks, Inc.	19,570	838,379
U.S. Bancorp	75,235	3,210,277
Wells Fargo & Co.	273,628	14,874,418

		53,437,362

Beverages—0.5%
Coca-Cola Co. (The)	25,205	1,082,807
Diageo plc	125,891	3,433,109

		4,515,916

Building Products—0.3%
Owens Corning	60,337	2,837,649

Capital Markets—2.8%
Bank of New York Mellon Corp. (The)	131,903	5,437,042
BlackRock, Inc.	8,850	3,013,602
Blackstone Group L.P. (The)	23,558	688,836
Franklin Resources, Inc.	68,528	2,523,201
Goldman Sachs Group, Inc. (The)	32,179	5,799,621
Morgan Stanley	44,051	1,401,262
State Street Corp.	49,037	3,254,095
UBS Group AG	91,233	1,755,679

		23,873,338

Chemicals—1.9%
Axalta Coating Systems, Ltd. (b)	47,594	1,268,380
Celanese Corp. - Series A	17,991	1,211,334
E.I. du Pont de Nemours & Co.	34,017	2,265,532
LyondellBasell Industries NV - Class A	48,314	4,198,487
Monsanto Co.	6,950	684,714
PPG Industries, Inc.	63,166	6,242,064
Praxair, Inc.	6,303	645,427

		16,515,938

Commercial Services & Supplies—0.3%
Tyco International plc	94,381	3,009,810

Communications Equipment—0.6%
Cisco Systems, Inc.	176,343	4,788,594

Consumer Finance—0.6%
American Express Co.	46,077	3,204,655
Discover Financial Services	36,559	1,960,294

		5,164,949

Containers & Packaging—0.1%
Crown Holdings, Inc. (b)	17,088	866,362

Distributors—0.1%
LKQ Corp. (b)	36,100	1,069,643

Diversified Financial Services—0.2%
McGraw Hill Financial, Inc.	3,408	335,960
Nasdaq, Inc.	26,916	1,565,704

		1,901,664

Diversified Telecommunication Services—1.5%
AT&T, Inc.	25,306	870,779
Frontier Communications Corp. (a)	165,080	770,924
TDC A/S	141,762	703,237
Telecom Italia S.p.A. - Risparmio Shares	794,179	812,307
Telefonica Brasil S.A. (ADR)	95,880	865,796
Verizon Communications, Inc.	194,617	8,995,198

		13,018,241

Electric Utilities—1.4%
American Electric Power Co., Inc.	59,388	3,460,539
Duke Energy Corp.	27,794	1,984,214
Exelon Corp.	104,312	2,896,744
PPL Corp.	97,855	3,339,791
Xcel Energy, Inc.	9,750	350,122

		12,031,410

Electrical Equipment—0.3%
Eaton Corp. plc	43,192	2,247,712

Electronic Equipment, Instruments & Components—0.1%
Ingram Micro, Inc. - Class A	40,984	1,245,094

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—0.4%
Baker Hughes, Inc.	2,602	$120,082
National Oilwell Varco, Inc. (a)	25,895	867,224
Noble Corp. plc (a)	45,385	478,812
Schlumberger, Ltd.	34,626	2,415,163

		3,881,281

Food & Staples Retailing—1.3%
CVS Health Corp.	98,793	9,658,992
Kroger Co. (The)	31,159	1,303,381

		10,962,373

Food Products—2.3%
Archer-Daniels-Midland Co.	53,596	1,965,901
Danone S.A.	32,380	2,185,241
General Mills, Inc.	96,658	5,573,300
Ingredion, Inc.	9,867	945,653
Kellogg Co.	20,661	1,493,170
Marine Harvest ASA (b)	77,914	1,048,981
McCormick & Co., Inc. (a)	14,062	1,203,145
Mondelez International, Inc. - Class A	27,697	1,241,934
Nestle S.A.	57,501	4,262,185

		19,919,510

Health Care Equipment & Supplies—1.8%
Abbott Laboratories	103,208	4,635,071
Cooper Cos., Inc. (The) (a)	11,087	1,487,875
Medtronic plc	74,480	5,729,001
St. Jude Medical, Inc.	44,145	2,726,837
Zimmer Biomet Holdings, Inc.	13,140	1,348,033

		15,926,817

Health Care Providers & Services—0.6%
Community Health Systems, Inc. (a) (b)	47,146	1,250,783
Express Scripts Holding Co. (b)	33,709	2,946,504
McKesson Corp.	4,807	948,085

		5,145,372

Hotels, Restaurants & Leisure—0.4%
Aramark	37,026	1,194,089
Hilton Worldwide Holdings, Inc.	27,141	580,817
Yum! Brands, Inc.	24,130	1,762,696

		3,537,602

Household Durables—0.0%
Newell Rubbermaid, Inc.	9,112	401,657

Household Products—0.4%
Kimberly-Clark Corp.	10,776	1,371,785
Procter & Gamble Co. (The)	10,553	838,014
Reckitt Benckiser Group plc	11,560	1,064,085

		3,273,884

Independent Power and Renewable Electricity Producers—0.0%
NRG Energy, Inc.	35,409	416,764

Industrial Conglomerates—1.7%
3M Co.	38,616	$5,817,114
Danaher Corp.	96,925	9,002,394

		14,819,508

Insurance—3.8%
ACE, Ltd. (a)	45,799	5,351,613
Aon plc	38,489	3,549,071
Chubb Corp. (The)	21,066	2,794,194
Prudential Financial, Inc.	69,963	5,695,688
Suncorp Group, Ltd.	120,873	1,058,307
Travelers Cos., Inc. (The)	86,687	9,783,495
Validus Holdings, Ltd.	56,046	2,594,369
Zurich Insurance Group AG (b)	6,843	1,746,056

		32,572,793

Internet & Catalog Retail—0.4%
Amazon.com, Inc. (b)	5,739	3,878,933

Internet Software & Services—0.3%
Alphabet, Inc. - Class A (b)	1,804	1,403,530
Facebook, Inc. - Class A (b)	12,463	1,304,378

		2,707,908

IT Services—2.0%
Accenture plc - Class A	68,442	7,152,189
Fidelity National Information Services, Inc.	22,750	1,378,650
Fiserv, Inc. (b)	9,130	835,030
International Business Machines Corp.	29,060	3,999,237
Sabre Corp.	51,207	1,432,260
Visa, Inc. - Class A (a)	32,942	2,554,652

		17,352,018

Life Sciences Tools & Services—0.6%
Thermo Fisher Scientific, Inc.	39,323	5,577,968

Machinery—1.4%
Allison Transmission Holdings, Inc.	76,522	1,981,155
Caterpillar, Inc. (a)	14,077	956,673
Cummins, Inc.	15,570	1,370,316
Deere & Co. (a)	19,320	1,473,536
Illinois Tool Works, Inc.	33,288	3,085,132
Parker-Hannifin Corp.	4,009	388,793
Pentair plc (a)	27,004	1,337,508
Stanley Black & Decker, Inc.	16,173	1,726,144

		12,319,257

Media—2.6%
Comcast Corp. - Class A	148,809	8,397,292
Omnicom Group, Inc.	46,630	3,528,026
Time Warner Cable, Inc.	20,781	3,856,746
Time Warner, Inc.	52,544	3,398,020
Time, Inc. (a)	1,888	29,585
Twenty-First Century Fox, Inc. - Class A	38,616	1,048,810
Viacom, Inc. - Class B	15,911	654,897
Walt Disney Co. (The)	12,423	1,305,409

		22,218,785

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—0.3%
BHP Billiton plc	133,382	$1,497,497
Rio Tinto plc	34,641	1,009,531

		2,507,028

Multi-Utilities—0.3%
Engie S.A.	75,286	1,332,389
Public Service Enterprise Group, Inc.	24,878	962,530

		2,294,919

Multiline Retail—1.0%
Kohl’s Corp. (a)	23,466	1,117,685
Target Corp.	98,583	7,158,112

		8,275,797

Oil, Gas & Consumable Fuels—3.2%
Anadarko Petroleum Corp.	28,315	1,375,543
Canadian Natural Resources, Ltd.	22,003	480,325
Chevron Corp.	50,700	4,560,972
Crescent Point Energy Corp.	45,410	529,023
EOG Resources, Inc.	36,906	2,612,576
EQT Corp.	16,457	857,903
Exxon Mobil Corp.	67,134	5,233,095
Marathon Petroleum Corp.	24,388	1,264,274
Noble Energy, Inc.	37,746	1,242,976
Occidental Petroleum Corp.	35,352	2,390,149
Royal Dutch Shell plc - A Shares	74,854	1,681,708
Valero Energy Corp.	65,393	4,623,939
Williams Partners L.P.	23,059	642,193

		27,494,676

Pharmaceuticals—4.9%
Allergan plc (b)	5,186	1,620,625
Bayer AG	8,022	1,006,450
Bristol-Myers Squibb Co.	89,077	6,127,607
Eli Lilly & Co.	73,773	6,216,113
Johnson & Johnson	102,681	10,547,392
Merck & Co., Inc.	170,958	9,030,002
Novartis AG	5,964	509,782
Pfizer, Inc.	183,924	5,937,067
Roche Holding AG	1,713	472,082
Teva Pharmaceutical Industries, Ltd. (ADR)	13,900	912,396
Valeant Pharmaceuticals International, Inc. (b)	4,387	445,939

		42,825,455

Professional Services—0.0%
Equifax, Inc.	3,354	373,535

Real Estate Investment Trusts—0.4%
Hospitality Properties Trust (a)	28,207	737,613
Medical Properties Trust, Inc. (a)	102,411	1,178,751
Mid-America Apartment Communities, Inc.	9,866	895,931
Starwood Property Trust, Inc.	37,637	773,817

		3,586,112

Real Estate Management & Development—0.0%
RMR Group, Inc. (The) (a) (b)	467	6,729

Road & Rail—0.3%
Canadian National Railway Co.	15,269	853,232
Union Pacific Corp.	24,240	1,895,568

		2,748,800

Semiconductors & Semiconductor Equipment—1.4%
Analog Devices, Inc.	6,333	350,342
Broadcom Corp. - Class A	38,187	2,207,972
Intel Corp.	33,151	1,142,052
Maxim Integrated Products, Inc.	21,121	802,598
Microchip Technology, Inc. (a)	31,938	1,486,395
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	102,825	2,339,269
Texas Instruments, Inc.	62,592	3,430,667

		11,759,295

Software—1.5%
Activision Blizzard, Inc. (a)	46,871	1,814,377
Aspen Technology, Inc. (a) (b)	18,820	710,643
CA, Inc.	34,752	992,517
Electronic Arts, Inc. (b)	25,834	1,775,313
Microsoft Corp.	60,421	3,352,157
Oracle Corp.	78,878	2,881,413
Symantec Corp.	55,078	1,156,638

		12,683,058

Specialty Retail—0.5%
Advance Auto Parts, Inc.	3,537	532,354
American Eagle Outfitters, Inc. (a)	210,722	3,266,191
Bed Bath & Beyond, Inc. (a) (b)	6,435	310,489

		4,109,034

Technology Hardware, Storage & Peripherals—0.5%
Apple, Inc.	19,117	2,012,255
EMC Corp.	31,361	805,351
Hewlett Packard Enterprise Co.	45,611	693,287
Seagate Technology plc (a)	21,059	772,023

		4,282,916

Tobacco—2.6%
Altria Group, Inc.	87,656	5,102,456
Japan Tobacco, Inc. (a)	69,600	2,555,513
Philip Morris International, Inc.	154,754	13,604,424
Reynolds American, Inc.	18,634	859,959

		22,122,352

Wireless Telecommunication Services—0.1%
Vodafone Group plc	128,952	417,098

Total Common Stocks (Cost $406,685,514)		507,203,829

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—24.8%

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—12.0%
Fannie Mae 15 Yr. Pool 2.500%, 02/01/28	374,601	$380,299
2.500%, 05/01/28	209,974	213,164
2.500%, 05/01/30	274,621	277,272
3.000%, 03/01/27	145,189	150,354
3.000%, 04/01/27	449,334	465,405
3.000%, 04/01/30	390,191	402,297
3.000%, 10/01/30	1,413,248	1,457,196
3.000%, 11/01/30	424,050	437,448
3.000%, 12/01/30	723,589	746,452
4.500%, 04/01/18	14,724	15,212
4.500%, 06/01/18	43,256	44,704
4.500%, 07/01/18	36,595	37,814
4.500%, 03/01/19	63,510	65,735
4.500%, 06/01/19	44,819	46,628
4.500%, 04/01/20	45,719	48,022
4.500%, 07/01/20	23,920	25,108
5.000%, 11/01/17	29,566	30,614
5.000%, 02/01/18	89,486	92,657
5.000%, 12/01/18	157,570	164,249
5.000%, 07/01/19	94,609	99,544
5.000%, 07/01/20	52,258	54,110
5.000%, 08/01/20	36,887	39,237
5.000%, 12/01/20	115,401	122,952
5.500%, 11/01/17	45,213	46,341
5.500%, 12/01/17	7,020	7,207
5.500%, 01/01/18	38,491	39,413
5.500%, 02/01/18	29,491	30,175
5.500%, 06/01/19	98,619	103,028
5.500%, 07/01/19	81,348	84,984
5.500%, 08/01/19	24,279	25,400
5.500%, 09/01/19	91,421	95,863
5.500%, 01/01/21	45,128	47,899
5.500%, 03/01/21	13,828	14,678
6.000%, 07/01/16	4,423	4,446
6.000%, 01/01/17	8,347	8,397
6.000%, 02/01/17	14,723	14,985
6.000%, 07/01/17	21,915	22,385
6.000%, 08/01/17	2,899	2,967
6.000%, 09/01/17	20,436	20,867
6.000%, 03/01/18	3,136	3,224
6.000%, 11/01/18	16,699	17,178
6.000%, 01/01/21	58,055	61,794
6.000%, 05/01/21	18,589	19,501
Fannie Mae 20 Yr. Pool 6.000%, 11/01/25	30,953	34,930
Fannie Mae 30 Yr. Pool 3.500%, 11/01/41	77,807	80,515
3.500%, 01/01/42	937,134	969,964
3.500%, 04/01/43	1,032,947	1,067,156
3.500%, 05/01/43	1,840,182	1,900,799
3.500%, 06/01/43	647,454	669,054
3.500%, 07/01/43	1,706,419	1,762,748
3.500%, 09/01/43	2,719,858	2,808,619
4.000%, 09/01/40	748,229	793,758
4.000%, 12/01/40	579,004	614,278

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.000%, 02/01/41	195,557	207,573
4.000%, 06/01/41	973,259	1,031,702
4.000%, 11/01/41	393,507	417,743
4.000%, 01/01/42	2,285,749	2,424,999
4.000%, 04/01/42	316,364	336,259
4.000%, 12/01/42	361,996	384,393
4.000%, 07/01/43	551,172	584,164
4.000%, 11/01/44	2,529,750	2,677,835
4.000%, 02/01/45	3,313,603	3,507,573
4.500%, 08/01/33	258,609	280,399
4.500%, 03/01/34	776,812	845,294
4.500%, 01/01/40	271,994	294,362
4.500%, 08/01/40	64,530	70,167
4.500%, 02/01/41	395,420	430,067
4.500%, 04/01/41	719,247	780,556
4.500%, 04/01/44	3,104,983	3,358,225
5.000%, 11/01/33	144,047	159,335
5.000%, 03/01/34	122,169	135,151
5.000%, 05/01/34	52,788	58,383
5.000%, 08/01/34	51,020	56,321
5.000%, 09/01/34	193,369	213,832
5.000%, 06/01/35	131,619	145,043
5.000%, 07/01/35	402,819	444,779
5.000%, 08/01/35	123,634	136,434
5.000%, 09/01/35	92,437	102,011
5.000%, 10/01/35	358,764	395,796
5.000%, 07/01/39	415,804	464,251
5.000%, 10/01/39	255,159	284,234
5.000%, 11/01/39	105,825	118,155
5.000%, 11/01/40	151,184	167,820
5.000%, 01/01/41	48,380	53,703
5.000%, 03/01/41	107,537	119,370
5.500%, 02/01/33	68,897	77,456
5.500%, 05/01/33	11,534	12,986
5.500%, 06/01/33	232,666	261,487
5.500%, 07/01/33	234,610	263,707
5.500%, 11/01/33	144,594	162,502
5.500%, 12/01/33	19,057	21,222
5.500%, 01/01/34	163,398	183,335
5.500%, 02/01/34	210,358	236,143
5.500%, 03/01/34	55,796	63,720
5.500%, 04/01/34	76,520	85,972
5.500%, 05/01/34	433,212	490,532
5.500%, 06/01/34	535,801	601,666
5.500%, 07/01/34	162,199	181,960
5.500%, 09/01/34	620,329	695,236
5.500%, 10/01/34	698,699	783,363
5.500%, 11/01/34	890,996	1,001,431
5.500%, 12/01/34	437,270	492,895
5.500%, 01/01/35	454,080	511,814
5.500%, 02/01/35	21,478	23,913
5.500%, 04/01/35	83,274	93,714
5.500%, 07/01/35	45,430	50,980
5.500%, 08/01/35	18,527	20,629
5.500%, 09/01/35	278,360	314,908
6.000%, 02/01/32	165,627	189,052

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 6.000%, 03/01/34	27,448	$31,463
6.000%, 04/01/34	267,549	305,236
6.000%, 06/01/34	311,746	355,337
6.000%, 07/01/34	290,550	330,492
6.000%, 08/01/34	460,229	522,721
6.000%, 10/01/34	255,728	291,651
6.000%, 11/01/34	38,576	43,695
6.000%, 12/01/34	9,199	10,380
6.000%, 08/01/35	75,913	86,585
6.000%, 09/01/35	86,322	98,728
6.000%, 10/01/35	136,591	156,107
6.000%, 11/01/35	34,428	39,246
6.000%, 12/01/35	138,156	157,812
6.000%, 02/01/36	169,933	194,239
6.000%, 04/01/36	180,901	206,862
6.000%, 06/01/36	46,123	52,176
6.000%, 07/01/37	173,473	197,772
6.500%, 06/01/31	44,538	50,900
6.500%, 07/01/31	10,501	12,001
6.500%, 08/01/31	7,446	8,509
6.500%, 09/01/31	41,258	47,152
6.500%, 02/01/32	33,164	38,065
6.500%, 07/01/32	128,931	149,132
6.500%, 08/01/32	103,555	118,348
6.500%, 01/01/33	53,603	61,260
6.500%, 04/01/34	66,271	77,005
6.500%, 06/01/34	35,269	40,307
6.500%, 08/01/34	35,395	40,451
6.500%, 04/01/36	26,249	29,999
6.500%, 05/01/36	91,428	104,488
6.500%, 02/01/37	121,895	143,436
6.500%, 05/01/37	98,451	112,515
6.500%, 07/01/37	73,059	84,133
Fannie Mae Pool
2.410%, 05/01/23	95,545	94,576
2.550%, 05/01/23	153,630	153,406
3.800%, 02/01/18	134,713	139,952
3.851%, 07/01/18	140,960	148,172
3.910%, 02/01/18	195,354	203,167
4.600%, 09/01/19	130,288	140,615
5.370%, 05/01/18	610,878	652,287
5.669%, 02/01/16	43,864	43,739
5.733%, 07/01/16	182,571	183,052
Fannie Mae-ACES
2.578%, 09/25/18	493,978	503,119
Freddie Mac 15 Yr. Gold Pool
3.000%, 11/01/30	2,296,466	2,369,072
4.500%, 05/01/18	16,101	16,624
4.500%, 08/01/18	31,843	32,880
4.500%, 11/01/18	44,375	45,847
4.500%, 01/01/19	89,862	92,999
4.500%, 08/01/19	5,630	5,828
4.500%, 02/01/20	41,013	42,664
4.500%, 08/01/24	369,311	396,572
5.000%, 12/01/17	908	939
5.000%, 05/01/18	15,456	15,985

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool
5.000%, 09/01/18	48,963	50,914
5.500%, 01/01/19	17,797	18,415
5.500%, 04/01/19	10,023	10,369
5.500%, 06/01/19	6,232	6,474
5.500%, 07/01/19	6,024	6,234
5.500%, 08/01/19	6,222	6,515
5.500%, 02/01/20	5,154	5,384
6.000%, 04/01/16	503	504
6.000%, 04/01/17	5,473	5,580
6.000%, 07/01/17	2,976	3,026
6.000%, 10/01/17	5,931	6,043
6.000%, 08/01/19	56,594	59,236
6.000%, 09/01/19	10,605	10,854
6.000%, 11/01/19	11,459	11,908
6.000%, 05/01/21	26,143	27,570
6.000%, 10/01/21	49,389	52,356
Freddie Mac 20 Yr. Gold Pool
5.500%, 10/01/24	65,211	72,040
5.500%, 06/01/25	117,513	129,826
5.500%, 07/01/25	66,753	73,749
5.500%, 08/01/25	96,228	106,312
6.000%, 02/01/23	94,697	106,342
6.000%, 12/01/25	42,426	47,652
6.000%, 02/01/26	36,321	40,779
Freddie Mac 30 Yr. Gold Pool
3.000%, 10/01/42	710,243	710,723
3.000%, 04/01/43	1,656,294	1,657,276
3.000%, 05/01/43	1,418,659	1,419,668
3.500%, 02/01/42	809,032	835,340
3.500%, 04/01/42	448,332	464,577
3.500%, 12/01/42	1,235,695	1,277,213
3.500%, 04/01/43	304,596	313,802
3.500%, 07/01/43	479,906	494,491
3.500%, 08/01/43	827,508	852,623
3.500%, 11/01/45	1,754,343	1,807,370
3.500%, TBA (c)	1,580,000	1,626,428
4.000%, 11/01/40	1,079,505	1,143,981
4.000%, 01/01/41	1,616,527	1,713,160
4.000%, 11/01/43	695,212	735,098
4.000%, 04/01/44	884,445	934,938
4.000%, 09/01/44	2,384,035	2,520,619
4.000%, TBA (c)	3,108,000	3,283,250
4.500%, 04/01/35	69,969	75,553
4.500%, 07/01/39	398,434	429,807
4.500%, 09/01/39	206,076	222,293
4.500%, 10/01/39	122,561	132,202
5.000%, 09/01/33	295,992	327,416
5.000%, 03/01/34	71,228	79,096
5.000%, 04/01/34	51,859	57,125
5.000%, 08/01/35	72,389	79,237
5.000%, 10/01/35	150,879	166,609
5.000%, 11/01/35	131,672	143,958
5.000%, 12/01/36	86,075	94,603
5.000%, 07/01/39	646,379	706,251
5.500%, 12/01/33	308,349	344,873
5.500%, 01/01/34	218,318	242,774

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
5.500%, 04/01/34	51,270	$57,636
5.500%, 11/01/34	48,316	54,221
5.500%, 12/01/34	67,420	75,048
5.500%, 05/01/35	36,655	40,787
5.500%, 09/01/35	83,096	93,294
5.500%, 10/01/35	76,555	86,231
6.000%, 04/01/34	111,056	126,618
6.000%, 07/01/34	49,355	55,760
6.000%, 08/01/34	350,855	400,281
6.000%, 09/01/34	7,139	8,022
6.000%, 07/01/35	67,026	76,587
6.000%, 08/01/35	73,744	83,378
6.000%, 11/01/35	143,623	163,864
6.000%, 03/01/36	64,728	72,895
6.000%, 10/01/36	57,015	63,990
6.000%, 03/01/37	8,136	9,138
6.000%, 05/01/37	71,301	80,077
6.000%, 06/01/37	103,646	116,639
6.500%, 05/01/34	29,511	33,608
6.500%, 06/01/34	79,070	90,050
6.500%, 08/01/34	119,501	136,094
6.500%, 10/01/34	108,915	128,218
6.500%, 11/01/34	45,949	52,329
6.500%, 05/01/37	75,265	85,716
6.500%, 07/01/37	118,823	138,573
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO)
1.869%, 11/25/19	363,000	360,995
2.412%, 08/25/18	458,000	465,864
2.456%, 08/25/19	330,000	335,264
2.510%, 11/25/22	415,000	411,819
2.670%, 12/25/24	507,000	494,977
2.682%, 10/25/22	620,000	622,023
2.716%, 06/25/22	346,271	348,320
2.791%, 01/25/22	474,000	480,516
3.111%, 02/25/23	695,000	714,136
3.154%, 02/25/18	112,067	115,478
3.171%, 10/25/24	424,000	430,895
3.250%, 04/25/23 (d)	803,000	830,514
3.320%, 02/25/23 (d)	186,000	193,454
3.458%, 08/25/23 (d)	835,000	872,538
5.085%, 03/25/19	1,226,000	1,333,863
Ginnie Mae I 30 Yr. Pool
3.000%, 02/15/43	578,993	589,778
3.500%, 12/15/41	401,152	419,799
3.500%, 02/15/42	208,234	217,263
4.500%, 09/15/33	119,253	129,377
4.500%, 11/15/39	429,439	464,502
4.500%, 03/15/40	414,680	456,030
4.500%, 04/15/40	587,766	635,774
4.500%, 06/15/40	225,420	246,511
5.000%, 03/15/34	44,794	49,826
5.000%, 06/15/34	104,298	116,247
5.000%, 12/15/34	43,158	48,127
5.000%, 06/15/35	15,570	17,070
5.500%, 11/15/32	158,432	178,069

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
5.500%, 08/15/33	374,175	425,569
5.500%, 12/15/33	189,975	215,932
5.500%, 09/15/34	141,115	159,814
5.500%, 10/15/35	42,169	47,804
6.000%, 12/15/28	47,103	53,994
6.000%, 12/15/31	44,858	51,778
6.000%, 03/15/32	3,734	4,189
6.000%, 10/15/32	181,850	210,071
6.000%, 01/15/33	79,355	90,217
6.000%, 02/15/33	2,305	2,638
6.000%, 04/15/33	202,038	233,327
6.000%, 08/15/33	1,584	1,801
6.000%, 07/15/34	128,486	147,626
6.000%, 09/15/34	43,792	49,133
6.000%, 01/15/38	195,854	225,941
Ginnie Mae II 30 Yr. Pool
3.000%, 06/20/43	753,500	766,676
3.000%, 07/20/43	557,230	566,974
3.500%, 06/20/43	1,098,800	1,148,595
3.500%, 07/20/43	1,750,076	1,829,252
3.500%, TBA (c)	1,175,000	1,224,892
4.000%, 01/20/41	1,424,478	1,525,980
4.000%, 02/20/41	356,581	381,978
4.000%, 04/20/41	266,359	285,240
4.000%, 02/20/42	376,391	402,367
4.500%, 07/20/33	24,460	26,505
4.500%, 09/20/33	15,385	16,673
4.500%, 12/20/34	12,571	13,632
4.500%, 03/20/35	60,957	66,004
4.500%, 01/20/41	374,928	408,412
5.000%, 07/20/33	52,706	58,361
6.000%, 01/20/35	56,535	64,491
6.000%, 02/20/35	27,777	31,824
6.000%, 04/20/35	46,343	53,539

		104,225,024

Federal Agencies—0.1%
Financing Corp. 9.650%, 11/02/18	430,000	526,023

U.S. Treasury—12.7%
U.S. Treasury Bonds 2.875%, 05/15/43	19,792,000	19,297,200
4.500%, 02/15/36 (a)	293,000	375,498
4.500%, 08/15/39	6,003,000	7,682,669
5.000%, 05/15/37	232,000	317,940
5.250%, 02/15/29	16,000	20,961
5.375%, 02/15/31	276,000	374,271
6.250%, 08/15/23	80,000	103,256
8.500%, 02/15/20	1,104,000	1,405,573
U.S. Treasury Notes 0.750%, 06/30/17	26,286,000	26,203,856
0.875%, 12/31/16	584,000	584,365
1.000%, 06/30/19	16,589,000	16,314,900
2.500%, 08/15/23	11,059,000	11,346,280
2.625%, 02/29/16	800,000	802,813

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes 2.750%, 02/15/19	2,524,100	$2,630,092
3.125%, 05/15/19	6,086,000	6,420,493
3.125%, 05/15/21	3,504,000	3,726,560
3.500%, 05/15/20	7,140,000	7,676,057
3.750%, 11/15/18	2,067,000	2,211,448
4.750%, 08/15/17	2,444,000	2,590,735

		110,084,967

Total U.S. Treasury & Government Agencies (Cost $209,536,258)		214,836,014

Corporate Bonds & Notes—12.0%

Agriculture—0.5%
Altria Group, Inc. 2.850%, 08/09/22	1,020,000	994,379
BAT International Finance plc 3.250%, 06/07/22 (144A) (a)	1,026,000	1,027,677
Imperial Tobacco Finance plc 2.950%, 07/21/20 (144A) (e)	828,000	829,623
Reynolds American, Inc. 4.450%, 06/12/25	1,823,000	1,906,550

		4,758,229

Auto Manufacturers—0.2%
Toyota Motor Credit Corp. 3.400%, 09/15/21	880,000	911,873
Volkswagen International Finance NV 2.375%, 03/22/17 (144A)	857,000	852,684

		1,764,557

Banks—2.5%
Banco de Credito del Peru 5.375%, 09/16/20	835,000	883,012
Bank of America Corp. 4.100%, 07/24/23	1,270,000	1,313,133
4.125%, 01/22/24	1,973,000	2,037,813
5.490%, 03/15/19	196,000	211,346
7.625%, 06/01/19	710,000	822,406
Bank One Corp. 8.000%, 04/29/27	100,000	129,210
BBVA Bancomer S.A. 6.750%, 09/30/22 (144A)	810,000	891,000
BNP Paribas S.A. 7.195%, 06/25/37 (144A) (d)	500,000	571,250
BPCE S.A. 12.500%, 09/30/19 (144A) (d)	922,000	1,180,344
Capital One Financial Corp. 6.150%, 09/01/16	1,330,000	1,370,412
Citigroup, Inc. 2.500%, 09/26/18	580,000	585,037
Credit Suisse AG 6.500%, 08/08/23 (144A)	396,000	426,690

Banks—(Continued)
Discover Bank 4.200%, 08/08/23	510,000	520,997
Goldman Sachs Group, Inc. (The) 5.625%, 01/15/17	1,351,000	1,403,250
ING Bank NV 5.800%, 09/25/23 (144A)	1,076,000	1,169,042
JPMorgan Chase & Co. 6.300%, 04/23/19	1,210,000	1,356,774
KFW 4.875%, 06/17/19	1,290,000	1,428,640
Morgan Stanley 3.875%, 04/29/24	1,081,000	1,101,949
4.000%, 07/23/25	396,000	407,791
6.625%, 04/01/18	1,343,000	1,472,640
PNC Funding Corp. 5.625%, 02/01/17	1,080,000	1,122,796
Swedbank AB 2.125%, 09/29/17 (144A)	231,000	232,075
U.S. Bancorp 3.700%, 01/30/24	785,000	822,025
Wells Fargo & Co. 5.900%, 06/15/24 (d)	594,000	599,197

		22,058,829

Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc. 8.000%, 11/15/39	1,020,000	1,420,650
Diageo Capital plc 2.625%, 04/29/23	1,020,000	985,438

		2,406,088

Biotechnology—0.3%
Celgene Corp. 2.875%, 08/15/20	504,000	500,201
Gilead Sciences, Inc. 3.500%, 02/01/25	1,880,000	1,895,679
3.700%, 04/01/24	312,000	319,588

		2,715,468

Commercial Services—0.2%
ERAC USA Finance LLC 7.000%, 10/15/37 (144A)	1,115,000	1,358,839

Computers—0.0%
Apple, Inc. 3.850%, 05/04/43	370,000	340,886

Diversified Financial Services—0.4%
GE Capital International Funding Co. 3.373%, 11/15/25 (144A)	358,000	364,474
General Electric Capital Corp. 0.939%, 01/09/20 (a) (d)	1,265,000	1,264,468
3.100%, 01/09/23	138,000	140,072

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Intercontinental Exchange, Inc. 2.750%, 12/01/20	301,000	$300,925
Visa, Inc. 3.150%, 12/14/25	1,192,000	1,193,473

		3,263,412

Electric—0.9%
Berkshire Hathaway Energy Co. 3.750%, 11/15/23	440,000	451,519
Midamerican Funding LLC 6.927%, 03/01/29	699,000	891,997
Oncor Electric Delivery Co. LLC 7.000%, 09/01/22	795,000	954,596
Pacific Gas & Electric Co. 4.600%, 06/15/43	880,000	894,164
PPL Capital Funding, Inc. 3.400%, 06/01/23	880,000	877,128
5.000%, 03/15/44	296,000	305,185
Progress Energy, Inc. 3.150%, 04/01/22	1,083,000	1,062,876
PSEG Power LLC 5.320%, 09/15/16 (a)	989,000	1,016,149
State Grid Overseas Investment, Ltd. 2.750%, 05/07/19 (144A) (e)	778,000	785,979
W3A Funding Corp. 8.090%, 01/02/17	249,881	249,293

		7,488,886

Engineering & Construction—0.0%
ABB Finance USA, Inc. 2.875%, 05/08/22	309,000	304,545

Food—0.1%
J.M. Smucker Co. (The) 3.500%, 03/15/25	580,000	576,858
Kraft Foods Group, Inc. 3.500%, 06/06/22	412,000	416,510
WM Wrigley Jr. Co. 2.400%, 10/21/18 (144A)	248,000	248,662

		1,242,030

Healthcare-Products—0.5%
Becton Dickinson & Co. 2.675%, 12/15/19	596,000	599,245
6.375%, 08/01/19	1,110,000	1,253,012
Medtronic, Inc. 4.375%, 03/15/35	1,010,000	1,020,951
Zimmer Biomet Holdings, Inc. 3.550%, 04/01/25	1,222,000	1,187,444

		4,060,652

Healthcare-Services—0.4%
Anthem, Inc. 3.300%, 01/15/23	600,000	583,092

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Laboratory Corp. of America Holdings 3.200%, 02/01/22	850,000	$834,213
Roche Holdings, Inc. 6.000%, 03/01/19 (144A)	577,000	644,781
UnitedHealth Group, Inc. 3.750%, 07/15/25	1,303,000	1,343,231

		3,405,317

Household Products/Wares—0.1%
Reckitt Benckiser Treasury Services plc 3.625%, 09/21/23 (144A)	1,070,000	1,092,385

Insurance—0.7%
ACE INA Holdings, Inc. 2.700%, 03/13/23	1,000,000	976,835
American International Group, Inc. 4.125%, 02/15/24	750,000	770,183
4.875%, 06/01/22	1,770,000	1,911,494
Liberty Mutual Group, Inc. 4.250%, 06/15/23 (144A)	578,000	587,287
Marsh & McLennan Cos., Inc. 4.800%, 07/15/21	920,000	1,001,416
ZFS Finance USA Trust V 6.500%, 05/09/37 (144A) (d)	491,000	500,820

		5,748,035

Internet—0.1%
Baidu, Inc. 3.500%, 11/28/22	1,110,000	1,088,877

Machinery-Construction & Mining—0.1%
Atlas Copco AB 5.600%, 05/22/17 (144A)	910,000	952,469

Media—0.5%
21st Century Fox America, Inc. 8.500%, 02/23/25	722,000	927,198
CCO Safari II LLC 4.908%, 07/23/25 (144A)	523,000	522,491
Comcast Corp. 2.850%, 01/15/23	990,000	983,596
Grupo Televisa S.A.B. 5.000%, 05/13/45	318,000	273,418
Time Warner Entertainment Co. L.P. 8.375%, 07/15/33	1,240,000	1,462,839

		4,169,542

Mining—0.1%
Freeport-McMoRan, Inc. 3.875%, 03/15/23	1,010,000	575,700

Miscellaneous Manufacturing—0.1%
General Electric Co. 2.700%, 10/09/22	800,000	796,646

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Multi-National—0.1%
Asian Development Bank 1.125%, 03/15/17	574,000	$574,824

Oil & Gas—1.2%
Anadarko Petroleum Corp. 6.375%, 09/15/17	536,000	562,062
Apache Corp. 4.750%, 04/15/43	321,000	268,257
BP Capital Markets plc 4.500%, 10/01/20	306,000	327,504
4.742%, 03/11/21	847,000	930,236
Chevron Corp. 0.532%, 11/15/17 (d)	1,696,000	1,688,073
CNOOC Finance, Ltd. 3.875%, 05/02/22 (144A) (a)	1,010,000	1,020,239
Petro-Canada 6.050%, 05/15/18	1,664,000	1,783,688
Petroleos Mexicanos 3.125%, 01/23/19	352,000	340,521
8.000%, 05/03/19	759,000	835,560
Ras Laffan Liquefied Natural Gas Co., Ltd. 5.832%, 09/30/16 (144A)	208,744	212,911
Statoil ASA 7.750%, 06/15/23	100,000	125,131
Total Capital International S.A. 1.550%, 06/28/17	1,239,000	1,242,167
3.750%, 04/10/24 (a)	910,000	924,280

		10,260,629

Pharmaceuticals—0.4%
AbbVie, Inc. 3.600%, 05/14/25	584,000	576,370
Actavis Funding SCS 3.800%, 03/15/25	463,000	460,635
4.850%, 06/15/44	537,000	531,319
Express Scripts Holding Co. 2.650%, 02/15/17	1,280,000	1,292,571
Teva Pharmaceutical Finance IV B.V. 3.650%, 11/10/21	572,000	580,077

		3,440,972

Pipelines—0.6%
APT Pipelines, Ltd. 4.200%, 03/23/25 (144A)	1,228,000	1,153,262
Energy Transfer Partners L.P. 3.600%, 02/01/23	558,000	459,325
4.900%, 02/01/24	450,000	401,153
Enterprise Products Operating LLC 6.500%, 01/31/19	908,000	997,578
Kinder Morgan Energy Partners L.P. 4.150%, 02/01/24	691,000	596,193
7.750%, 03/15/32	625,000	599,796
Spectra Energy Capital LLC 8.000%, 10/01/19	1,253,000	1,425,038

		5,632,345

Real Estate Investment Trusts—0.1%
HCP, Inc. 5.375%, 02/01/21	734,000	799,291

Retail—0.7%
CVS Health Corp. 3.875%, 07/20/25	1,235,000	1,260,416
Gap, Inc. (The) 5.950%, 04/12/21 (a)	620,000	655,892
Home Depot, Inc. (The) 3.750%, 02/15/24	600,000	638,744
5.950%, 04/01/41	278,000	345,947
Wal-Mart Stores, Inc. 5.250%, 09/01/35	1,830,000	2,084,511
Walgreens Boots Alliance, Inc. 3.300%, 11/18/21	836,000	819,886
4.500%, 11/18/34	426,000	389,023

		6,194,419

Sovereign—0.2%
Temasek Financial I, Ltd. 2.375%, 01/23/23 (144A)	1,790,000	1,750,042

Telecommunications—0.7%
AT&T, Inc. 3.000%, 06/30/22	838,000	817,904
3.400%, 05/15/25	838,000	805,393
Crown Castle Towers LLC 4.883%, 08/15/40 (144A)	370,000	395,538
6.113%, 01/15/40 (144A)	711,000	775,456
Rogers Communications, Inc. 6.800%, 08/15/18	1,483,000	1,655,197
Verizon Communications, Inc. 6.400%, 09/15/33	1,271,000	1,448,022

		5,897,510

Total Corporate Bonds & Notes (Cost $101,962,500)		104,141,424

Mortgage-Backed Securities—1.9%

Collateralized Mortgage Obligations—0.0%
BlackRock Capital Finance L.P. 7.750%, 09/25/26 (144A) (e)	29,502	6,822

Commercial Mortgage-Backed Securities—1.9%
Commercial Mortgage Pass-Through Certificates 3.708%, 07/10/48	1,300,833	1,322,199
Commercial Mortgage Trust 5.475%, 03/10/39	3,025,000	3,094,685
Credit Suisse Commercial Mortgage Trust 5.695%, 09/15/40 (d)	1,667,782	1,723,076
CSAIL Commercial Mortgage Trust 3.504%, 06/15/57	738,578	745,212
General Electric Capital Assurance Co. 5.743%, 05/12/35 (144A) (d) (e)	30,676	33,159

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2015

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
GS Mortgage Securities Corp. II 3.382%, 05/10/50	1,387,991	$1,380,761
JPMBB Commercial Mortgage Securities Trust 3.494%, 01/15/48	1,590,000	1,595,946
JPMorgan Chase Commercial Mortgage Securities Trust 5.475%, 04/15/43 (d)	30,621	30,615
5.774%, 06/15/49 (d)	2,207,157	2,250,845
Morgan Stanley Capital I, Inc. 0.944%, 11/15/30 (144A) (d) (f)	1,382,187	22,143
Wachovia Bank Commercial Mortgage Trust 5.713%, 06/15/49 (d)	1,131,867	1,159,390
5.952%, 02/15/51 (d)	1,411,594	1,459,161
Wells Fargo Commercial Mortgage Trust 3.540%, 05/15/48	1,410,327	1,416,658

		16,233,850

Total Mortgage-Backed Securities (Cost $16,544,237)		16,240,672

Asset-Backed Securities—0.8%

Asset-Backed - Automobile—0.1%
Ford Credit Auto Owner Trust 2.260%, 11/15/25 (144A)	550,000	554,437
2.310%, 04/15/26 (144A)	425,000	424,302

		978,739

Asset-Backed - Home Equity—0.2%
Bayview Financial Revolving Asset Trust 1.833%, 12/28/40 (144A) (d) (e)	800,122	585,708
GMAC Home Equity Loan Trust 5.805%, 10/25/36 (d)	279,682	271,906
Home Equity Loan Trust 5.320%, 12/25/35 (d)	627,367	515,056

		1,372,670

Asset-Backed - Other—0.5%
American Tower Trust I 3.070%, 03/15/48 (144A)	1,000,000	979,189
Cent CLO, Ltd. 1.622%, 01/30/25 (144A) (d) (e)	831,000	823,100
Dryden XXVI Senior Loan Fund 1.421%, 07/15/25 (144A) (d) (e)	1,068,000	1,047,485
Small Business Administration Participation Certificates 4.350%, 07/01/23	282,183	296,207
4.770%, 04/01/24	15,601	16,571
4.950%, 03/01/25	94,133	100,949
4.990%, 09/01/24	52,660	56,596
5.110%, 08/01/25	160,966	173,541
5.180%, 05/01/24	26,553	28,532
5.520%, 06/01/24	63,118	68,813

Asset-Backed - Other—(Continued)
Voya CLO, Ltd. 1.470%, 04/25/25 (144A) (d) (e)	970,000	953,386

		4,544,369

Total Asset-Backed Securities (Cost $7,204,525)		6,895,778

Convertible Preferred Stocks—0.6%

Diversified Telecommunication Services—0.1%
Frontier Communications Corp. 11.125%, 06/29/18	5,416	495,997

Electric Utilities—0.1%
Exelon Corp. 6.500%, 06/01/17	36,715	1,485,856

Food Products—0.3%
Tyson Foods, Inc. 4.750%, 07/15/17	39,250	2,381,690

Pharmaceuticals—0.1%
Allergan plc 5.500%, 03/01/18	813	837,537

Total Convertible Preferred Stocks (Cost $5,153,939)		5,201,080

Municipals—0.2%
New Jersey State Turnpike Authority 7.414%, 01/01/40 (Cost $1,092,733)	1,050,000	1,491,262

Foreign Government—0.1%

Sovereign—0.1%
Iceland Government International Bond 4.875%, 06/16/16 (144A)	313,000	317,699
Mexico Government International Bond 4.750%, 03/08/44	909,000	828,099
Peruvian Government International Bond 7.350%, 07/21/25	103,000	129,136

Total Foreign Government (Cost $1,338,478)		1,274,934

Short-Term Investments—4.5%

Mutual Fund—2.9%
State Street Navigator Securities Lending MET Portfolio (g)	25,367,827	25,367,827

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2015

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—1.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $13,605,711 on 01/04/16, collateralized by $13,830,000 U.S. Treasury Note at 1.500% due 12/31/18 with a value of $13,881,863.	13,605,665	$13,605,665

Total Short-Term Investments (Cost $38,973,492)		38,973,492

Total Investments—103.4% (Cost $788,491,676) (h)		896,258,485
Other assets and liabilities (net)—(3.4)%		(29,839,461)

Net Assets—100.0%		$866,419,024

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $33,219,390 and the collateral received consisted of cash in the amount of $25,367,827 and non-cash collateral with a value of $9,071,448. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2015, the market value of restricted securities was $5,065,262, which is 0.6% of net assets. See details shown in the Restricted Securities table that follows.
(f)	Interest only security.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(h)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $795,763,657. The aggregate unrealized appreciation and depreciation of investments were $122,466,717 and $(21,971,889), respectively, resulting in net unrealized appreciation of $100,494,828 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, the market value of 144A securities was $25,293,450, which is 2.9% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Bayview Financial Revolving Asset Trust, 1.833%, 12/28/40	03/01/06	$800,122	$800,121	$585,708
BlackRock Capital Finance L.P., 7.750%, 09/25/26	05/01/06	29,502	28,430	6,822
Cent CLO, Ltd., 1.622%, 01/30/25	09/26/14	831,000	825,806	823,100
Dryden XXVI Senior Loan Fund, 1.421%, 07/15/25	09/26/14	1,068,000	1,052,301	1,047,485
General Electric Capital Assurance Co., 5.743%, 05/12/35	09/23/03	30,676	30,829	33,159
Imperial Tobacco Finance plc, 2.950%, 07/21/20	07/21/15	828,000	819,776	829,623
State Grid Overseas Investment, Ltd., 2.750%, 05/07/19	05/07/14	778,000	773,076	785,979
Voya CLO, Ltd., 1.470%, 04/25/25	09/26/14	970,000	958,360	953,386

				$5,065,262

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$24,319,268	$—	$—	$24,319,268
Air Freight & Logistics	3,513,935	—	—	3,513,935
Auto Components	7,705,337	—	—	7,705,337
Automobiles	1,564,049	3,178,324	—	4,742,373
Banks	50,008,102	3,429,260	—	53,437,362
Beverages	1,082,807	3,433,109	—	4,515,916
Building Products	2,837,649	—	—	2,837,649
Capital Markets	22,117,659	1,755,679	—	23,873,338
Chemicals	16,515,938	—	—	16,515,938
Commercial Services & Supplies	3,009,810	—	—	3,009,810
Communications Equipment	4,788,594	—	—	4,788,594
Consumer Finance	5,164,949	—	—	5,164,949
Containers & Packaging	866,362	—	—	866,362
Distributors	1,069,643	—	—	1,069,643
Diversified Financial Services	1,901,664	—	—	1,901,664
Diversified Telecommunication Services	11,502,697	1,515,544	—	13,018,241
Electric Utilities	12,031,410	—	—	12,031,410
Electrical Equipment	2,247,712	—	—	2,247,712
Electronic Equipment, Instruments & Components	1,245,094	—	—	1,245,094
Energy Equipment & Services	3,881,281	—	—	3,881,281
Food & Staples Retailing	10,962,373	—	—	10,962,373
Food Products	12,423,103	7,496,407	—	19,919,510
Health Care Equipment & Supplies	15,926,817	—	—	15,926,817
Health Care Providers & Services	5,145,372	—	—	5,145,372
Hotels, Restaurants & Leisure	3,537,602	—	—	3,537,602
Household Durables	401,657	—	—	401,657
Household Products	2,209,799	1,064,085	—	3,273,884
Independent Power and Renewable Electricity Producers	416,764	—	—	416,764
Industrial Conglomerates	14,819,508	—	—	14,819,508
Insurance	29,768,430	2,804,363	—	32,572,793
Internet & Catalog Retail	3,878,933	—	—	3,878,933
Internet Software & Services	2,707,908	—	—	2,707,908
IT Services	17,352,018	—	—	17,352,018
Life Sciences Tools & Services	5,577,968	—	—	5,577,968
Machinery	12,319,257	—	—	12,319,257
Media	22,218,785	—	—	22,218,785

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Metals & Mining	$—	$2,507,028	$—	$2,507,028
Multi-Utilities	962,530	1,332,389	—	2,294,919
Multiline Retail	8,275,797	—	—	8,275,797
Oil, Gas & Consumable Fuels	25,812,968	1,681,708	—	27,494,676
Pharmaceuticals	40,837,141	1,988,314	—	42,825,455
Professional Services	373,535	—	—	373,535
Real Estate Investment Trusts	3,586,112	—	—	3,586,112
Real Estate Management & Development	6,729	—	—	6,729
Road & Rail	2,748,800	—	—	2,748,800
Semiconductors & Semiconductor Equipment	11,759,295	—	—	11,759,295
Software	12,683,058	—	—	12,683,058
Specialty Retail	4,109,034	—	—	4,109,034
Technology Hardware, Storage & Peripherals	4,282,916	—	—	4,282,916
Tobacco	19,566,839	2,555,513	—	22,122,352
Wireless Telecommunication Services	—	417,098	—	417,098
Total Common Stocks	472,045,008	35,158,821	—	507,203,829
Total U.S. Treasury & Government Agencies*	—	214,836,014	—	214,836,014
Total Corporate Bonds & Notes*	—	104,141,424	—	104,141,424
Total Mortgage-Backed Securities*	—	16,240,672	—	16,240,672
Total Asset-Backed Securities*	—	6,895,778	—	6,895,778
Total Convertible Preferred Stocks*	5,201,080	—	—	5,201,080
Total Municipals	—	1,491,262	—	1,491,262
Total Foreign Government*	—	1,274,934	—	1,274,934
Short-Term Investments
Mutual Fund	25,367,827	—	—	25,367,827
Repurchase Agreement	—	13,605,665	—	13,605,665
Total Short-Term Investments	25,367,827	13,605,665	—	38,973,492
Total Investments	$502,613,915	$393,644,570	$—	$896,258,485

Collateral for Securities Loaned (Liability)	$—	$(25,367,827)	$—	$(25,367,827)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

MFS Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$896,258,485
Cash	6,113
Cash denominated in foreign currencies (c)	199
Receivable for:
Investments sold	414,817
Fund shares sold	83,680
Dividends and interest	3,162,651
Prepaid expenses	2,535

Total Assets	899,928,480
Liabilities
Collateral for securities loaned	25,367,827
Payables for:
Investments purchased	755,406
TBA securities purchased	6,140,390
Fund shares redeemed	450,051
Accrued Expenses:
Management fees	413,676
Distribution and service fees	128,460
Deferred trustees’ fees	75,272
Other expenses	178,374

Total Liabilities	33,509,456

Net Assets	$866,419,024

Net Assets Consist of:
Paid in surplus	$706,246,297
Undistributed net investment income	23,771,827
Accumulated net realized gain	28,647,490
Unrealized appreciation on investments and foreign currency transactions	107,753,410

Net Assets	$866,419,024

Net Assets
Class A	$165,903,874
Class B	223,045,014
Class E	27,118,880
Class F	450,351,256
Capital Shares Outstanding*
Class A	987,457
Class B	1,344,556
Class E	162,282
Class F	2,703,404
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$168.01
Class B	165.89
Class E	167.11
Class F	166.59

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $788,491,676.
(b)	Includes securities loaned at value of $33,219,390.
(c)	Identified cost of cash denominated in foreign currencies was $200.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$14,366,551
Interest	11,113,921
Securities lending income	119,211

Total investment income	25,599,683
Expenses
Management fees	5,177,730
Administration fees	22,834
Custodian and accounting fees	207,473
Distribution and service fees—Class B	595,730
Distribution and service fees—Class E	43,963
Distribution and service fees—Class F	981,376
Audit and tax services	59,810
Legal	26,626
Trustees’ fees and expenses	35,968
Shareholder reporting	98,708
Insurance	6,216
Miscellaneous	15,712

Total expenses	7,272,146
Less broker commission recapture	(5,256)

Net expenses	7,266,890

Net Investment Income	18,332,793

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	63,534,874
Foreign currency transactions	(60,978)

Net realized gain	63,473,896

Net change in unrealized depreciation on:
Investments	(83,603,409)
Foreign currency transactions	(2,610)

Net change in unrealized depreciation	(83,606,019)

Net realized and unrealized loss	(20,132,123)

Net Decrease in Net Assets from Operations	$(1,799,330)

(a)	Net of foreign withholding taxes of $153,454.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

MFS Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$18,332,793	$21,719,511
Net realized gain	63,473,896	66,494,415
Net change in unrealized depreciation	(83,606,019)	(6,280,182)

Increase (decrease) in net assets from operations	(1,799,330)	81,933,744

From Distributions to Shareholders
Net investment income
Class A	(4,674,856)	(4,409,116)
Class B	(5,704,188)	(5,437,850)
Class E	(726,208)	(723,652)
Class F	(11,893,043)	(12,205,996)

Total distributions	(22,998,295)	(22,776,614)

Decrease in net assets from capital share transactions	(98,585,300)	(124,024,443)

Total decrease in net assets	(123,382,925)	(64,867,313)

Net Assets
Beginning of period	989,801,949	1,054,669,262

End of period	$866,419,024	$989,801,949

Undistributed net investment income
End of period	$23,771,827	$22,812,803

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	45,931	$7,887,755	53,158	$8,856,348
Reinvestments	27,213	4,674,856	27,391	4,409,116
Redemptions	(166,791)	(28,716,810)	(138,006)	(22,951,623)

Net decrease	(93,647)	$(16,154,199)	(57,457)	$(9,686,159)

Class B
Sales	78,297	$13,303,631	104,010	$17,097,346
Reinvestments	33,584	5,704,188	34,147	5,437,850
Redemptions	(218,141)	(37,048,767)	(257,124)	(42,249,749)

Net decrease	(106,260)	$(18,040,948)	(118,967)	$(19,714,553)

Class E
Sales	5,625	$957,696	9,216	$1,523,391
Reinvestments	4,247	726,208	4,515	723,652
Redemptions	(27,391)	(4,675,378)	(34,318)	(5,691,063)

Net decrease	(17,519)	$(2,991,474)	(20,587)	$(3,444,020)

Class F
Sales	99,869	$17,025,766	129,262	$21,349,305
Reinvestments	69,746	11,893,043	76,369	12,205,996
Redemptions	(530,173)	(90,317,488)	(757,238)	(124,735,012)

Net decrease	(360,558)	$(61,398,679)	(551,607)	$(91,179,711)

Decrease derived from capital shares transactions		$(98,585,300)		$(124,024,443)

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$172.72	$162.91	$140.60	$129.68	$130.06

Income (Loss) from Investment Operations
Net investment income (a)	3.66	3.85	3.33	3.34	3.34
Net realized and unrealized gain (loss) on investments	(3.83)	9.94	22.92	11.49	(0.14)

Total from investment operations	(0.17)	13.79	26.25	14.83	3.20

Less Distributions
Distributions from net investment income	(4.54)	(3.98)	(3.94)	(3.91)	(3.58)

Total distributions	(4.54)	(3.98)	(3.94)	(3.91)	(3.58)

Net Asset Value, End of Period	$168.01	$172.72	$162.91	$140.60	$129.68

Total Return (%) (b)	(0.16)	8.64	18.99	11.58	2.42

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.60	0.60	0.59	0.60	0.59
Ratio of net investment income to average net assets (%)	2.13	2.32	2.19	2.46	2.56
Portfolio turnover rate (%)	41 (c)	34 (c)	53 (c)	20	19
Net assets, end of period (in millions)	$165.9	$186.7	$185.5	$169.9	$169.5

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$170.57	$160.94	$138.95	$128.21	$128.66

Income (Loss) from Investment Operations
Net investment income (a)	3.20	3.40	2.92	2.97	2.98
Net realized and unrealized gain (loss) on investments	(3.79)	9.81	22.66	11.36	(0.15)

Total from investment operations	(0.59)	13.21	25.58	14.33	2.83

Less Distributions
Distributions from net investment income	(4.09)	(3.58)	(3.59)	(3.59)	(3.28)

Total distributions	(4.09)	(3.58)	(3.59)	(3.59)	(3.28)

Net Asset Value, End of Period	$165.89	$170.57	$160.94	$138.95	$128.21

Total Return (%) (b)	(0.40)	8.36	18.70	11.31	2.16

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.85	0.85	0.84	0.85	0.84
Ratio of net investment income to average net assets (%)	1.88	2.07	1.94	2.21	2.32
Portfolio turnover rate (%)	41 (c)	34 (c)	53 (c)	20	19
Net assets, end of period (in millions)	$223.0	$247.5	$252.6	$229.8	$220.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$171.80	$162.06	$139.88	$129.04	$129.46

Income (Loss) from Investment Operations
Net investment income (a)	3.39	3.59	3.09	3.12	3.13
Net realized and unrealized gain (loss) on investments	(3.82)	9.88	22.81	11.44	(0.15)

Total from investment operations	(0.43)	13.47	25.90	14.56	2.98

Less Distributions
Distributions from net investment income	(4.26)	(3.73)	(3.72)	(3.72)	(3.40)

Total distributions	(4.26)	(3.73)	(3.72)	(3.72)	(3.40)

Net Asset Value, End of Period	$167.11	$171.80	$162.06	$139.88	$129.04

Total Return (%) (b)	(0.31)	8.48	18.82	11.42	2.25

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.75	0.75	0.74	0.75	0.74
Ratio of net investment income to average net assets (%)	1.98	2.17	2.04	2.31	2.41
Portfolio turnover rate (%)	41 (c)	34 (c)	53 (c)	20	19
Net assets, end of period (in millions)	$27.1	$30.9	$32.5	$30.3	$31.0

	Class F
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$171.25	$161.54	$139.43	$128.64	$129.07

Income (Loss) from Investment Operations
Net investment income (a)	3.29	3.50	3.00	3.04	3.05
Net realized and unrealized gain (loss) on investments	(3.79)	9.84	22.74	11.40	(0.14)

Total from investment operations	(0.50)	13.34	25.74	14.44	2.91

Less Distributions
Distributions from net investment income	(4.16)	(3.63)	(3.63)	(3.65)	(3.34)

Total distributions	(4.16)	(3.63)	(3.63)	(3.65)	(3.34)

Net Asset Value, End of Period	$166.59	$171.25	$161.54	$139.43	$128.64

Total Return (%) (b)	(0.35)	8.42	18.75	11.36	2.21

Ratio of expenses to average net assets (%)	0.80	0.80	0.79	0.80	0.79
Ratio of net investment income to average net assets (%)	1.93	2.12	1.99	2.26	2.36
Portfolio turnover rate (%)	41 (c)	34 (c)	53 (c)	20	19
Net assets, end of period (in millions)	$450.4	$524.7	$584.1	$571.1	$623.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 37%, 25% and 45% for the years ended December 31, 2015, 2014 and 2013, respectively.

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, E, and F shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-22

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization of debt securities, paydown gain/loss reclasses, foreign currency transactions, real estate investment trust (REIT) adjustments, corporate actions and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-23

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase

MSF-24

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $13,605,665, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(23,694,859)	$—	$—	$—	$(23,694,859)
Corporate Bonds & Notes	(1,672,968)	—	—	—	(1,672,968)
Total	$(25,367,827)	$—	$—	$—	$(25,367,827)
Total Borrowings	$(25,367,827)	$—	$—	$—	$(25,367,827)
Gross amount of recognized liabilities for securities lending transactions					$(25,367,827)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MSF-25

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$192,126,735	$182,505,141	$211,271,606	$260,993,770

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company that amounted to $1,251,383 in purchases and $143,377 in sales of investments, which are included above.

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2015 were as follows:

Purchases	Sales
$36,964,222	$59,581,974

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average daily net assets
$5,177,730	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

MSF-26

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and F Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and F Shares. Under the Distribution and Service Plan, the Class B, E, and F Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and F Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.20% per year for Class F Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$22,998,295	$22,776,614	$—	$—	$22,998,295	$22,776,614

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$23,847,099	$35,919,470	$100,481,430	$—	$—	$160,247,999

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2015, the Portfolio utilized capital loss carry forwards of $22,671,987.

As of December 31, 2015 the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-27

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

8. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MSF-28

Metropolitan Series Fund

MFS Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Total Return Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS Total Return Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Portfolio of the Metropolitan Series Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-29

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-30

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-31

Metropolitan Series Fund

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-32

Metropolitan Series Fund

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MSF-33

Metropolitan Series Fund

MFS Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MFS Total Return Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board further considered that the Portfolio underperformed its blended benchmark, the S&P 500 Index (60%) and Barclays U.S. Aggregate Bond Index (40%), for the one-, three-, and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-34

Metropolitan Series Fund

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, D, and E shares of the MFS Value Portfolio returned -0.15%, -0.36%, -0.20%, and -0.27%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned -3.83%.

MARKET ENVIRONMENT / CONDITIONS

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the U.S. Federal Reserve Bank began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the surprising decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the U.S. faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the Energy, Materials and Industrials sectors. An additional headwind for earnings was the sharp rise in the U.S. dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: weaker Chinese growth, and the resulting decline in commodity prices, in addition to prospects for higher U.S. interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the period. An underweight allocation to the Energy sector contributed to performance relative to the benchmark. Here, not holding shares of natural gas pipelines operator Kinder Morgan helped relative returns.

Stock selection in the Consumer Staples sector benefited relative returns as well. Within this sector, an overweight position in tobacco company Philip Morris International and not owning shares of retail giant Wal-Mart supported relative results.

Favorable stock selection in the Information Technology sector also aided relative performance. Here, holdings of management consulting firm Accenture and financial technology services provider Fiserv boosted relative returns.

Strong security selection in the Financials sector was another positive driver supporting relative performance. Within this sector, overweight positions in insurance services providers Chubb and Travelers Companies and global financial services firm JPMorgan Chase aided relative returns. Additionally, avoiding shares of poor-performing insurance and investment firm Berkshire Hathaway further supported relative performance.

Stocks in other sectors that benefited relative results included an overweight position in defense contractor Lockheed Martin.

Weak stock selection in the Health Care sector detracted from relative performance. Within this sector, not owning shares of health insurance and Medicare/Medicaid provider UnitedHealth Group and pharmaceutical company Eli Lilly hurt relative results.

Stock selection in the Industrials sector also weighed on relative returns. Here, not owning shares of diversified industrial conglomerate General Electric and an overweight position in manufacturing conglomerate Tyco International weakened relative performance.

Other top relative detractors during the period included not holding shares of strong-performing software giant Microsoft and snack food and beverage producer Mondelez International. An overweight

MSF-1

Metropolitan Series Fund

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

position in weak-performing investment management firm Franklin Resources, an underweight position in shares of telecommunications company AT&T, and holdings of media company Viacom and chemical company PPG Industries also hurt relative returns.

Over the trailing twelve months ending December 31, 2015, the Portfolio reflected an increased absolute weighting in Financials and, to a lesser extent, increased positions in Materials and Utilities. Conversely, at the end of the period the Portfolio reflected decreased exposure to Consumer Discretionary, Consumer Staples, and Telecommunication Services stocks. Additionally, the Portfolio was overweight Industrials, Consumer Staples, and Consumer Discretionary while being underweight Energy, Utilities, and Information Technology. Relative sector positioning reflects the investment team’s bottom up stock selection process rather than a reflection of any top-down macroeconomic or sector view.

Steven R. Gorham

Nevin P. Chitkara

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year	Since Inception[2]
MFS Value Portfolio
Class A	-0.15	12.06	7.68	—
Class B	-0.36	11.79	—	6.71
Class D	-0.20	—	—	10.73
Class E	-0.27	11.92	—	6.82
Russell 1000 Value Index	-3.83	11.27	6.16	—

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, Class D and Class E shares are 7/20/98, 4/28/08, 4/26/13 and 4/28/08, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	4.7
Johnson & Johnson	3.5
Philip Morris International, Inc.	3.4
Wells Fargo & Co.	3.4
Travelers Cos., Inc. (The)	2.6
Accenture plc - Class A	2.6
Pfizer, Inc.	2.6
Medtronic plc	2.0
PPG Industries, Inc.	2.0
Honeywell International, Inc.	2.0

Top Sectors

% of Net Assets
Financials	28.0
Industrials	17.0
Health Care	14.2
Consumer Staples	12.0
Consumer Discretionary	7.7
Information Technology	7.4
Energy	6.2
Materials	3.8
Telecommunication Services	1.9
Utilities	1.0

MSF-3

Metropolitan Series Fund

MFS Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.58%	$1,000.00	$986.30	$2.90
	Hypothetical*	0.58%	$1,000.00	$1,022.28	$2.96

Class B(a)	Actual	0.83%	$1,000.00	$986.10	$4.16
	Hypothetical*	0.83%	$1,000.00	$1,021.02	$4.23

Class D(a)	Actual	0.68%	$1,000.00	$986.20	$3.40
	Hypothetical*	0.68%	$1,000.00	$1,021.78	$3.47

Class E(a)	Actual	0.73%	$1,000.00	$986.20	$3.65
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—6.6%
Honeywell International, Inc.	581,666	$60,243,147
Lockheed Martin Corp.	237,526	51,578,771
Northrop Grumman Corp.	168,133	31,745,192
United Technologies Corp.	606,618	58,277,791

		201,844,901

Air Freight & Logistics—1.3%
United Parcel Service, Inc. - Class B	421,525	40,563,351

Auto Components—1.6%
Delphi Automotive plc	266,281	22,828,270
Johnson Controls, Inc.	616,611	24,349,968

		47,178,238

Automobiles—0.4%
Harley-Davidson, Inc. (a)	296,133	13,441,477

Banks—12.1%
BB&T Corp.	366,444	13,855,248
Citigroup, Inc.	379,565	19,642,489
JPMorgan Chase & Co.	2,174,333	143,571,208
PNC Financial Services Group, Inc. (The)	319,339	30,436,200
U.S. Bancorp	1,341,177	57,228,022
Wells Fargo & Co.	1,875,526	101,953,593

		366,686,760

Beverages—1.3%
Diageo plc	1,442,955	39,350,089

Capital Markets—5.7%
Bank of New York Mellon Corp. (The)	849,188	35,003,529
BlackRock, Inc.	85,271	29,036,481
Franklin Resources, Inc.	759,201	27,953,781
Goldman Sachs Group, Inc. (The)	310,503	55,961,956
State Street Corp.	380,129	25,225,360

		173,181,107

Chemicals—3.2%
E.I. du Pont de Nemours & Co.	390,102	25,980,793
Monsanto Co.	122,690	12,087,419
PPG Industries, Inc.	612,580	60,535,156

		98,603,368

Commercial Services & Supplies—1.1%
Tyco International plc	1,048,619	33,440,460

Consumer Finance—1.0%
American Express Co.	426,571	29,668,013

Containers & Packaging—0.5%
Crown Holdings, Inc. (b)	302,661	15,344,913

Diversified Financial Services—1.1%
McGraw Hill Financial, Inc.	60,176	5,932,150
Nasdaq, Inc.	482,744	28,081,219

		34,013,369

Diversified Telecommunication Services—1.7%
Verizon Communications, Inc.	1,100,042	50,843,941

Electric Utilities—1.0%
Duke Energy Corp.	317,611	22,674,249
Xcel Energy, Inc.	173,907	6,245,001

		28,919,250

Electrical Equipment—0.8%
Eaton Corp. plc	440,056	22,900,514

Energy Equipment & Services—1.6%
Baker Hughes, Inc.	46,446	2,143,483
National Oilwell Varco, Inc. (a)	457,233	15,312,733
Schlumberger, Ltd.	460,695	32,133,476

		49,589,692

Food & Staples Retailing—1.7%
CVS Health Corp.	537,167	52,518,818

Food Products—4.4%
Archer-Daniels-Midland Co.	430,742	15,799,617
Danone S.A.	337,659	22,787,720
General Mills, Inc.	800,204	46,139,763
Nestle S.A.	662,510	49,107,665

		133,834,765

Health Care Equipment & Supplies—3.8%
Abbott Laboratories	765,940	34,398,365
Medtronic plc	799,532	61,500,002
St. Jude Medical, Inc.	324,149	20,022,684

		115,921,051

Health Care Providers & Services—1.1%
Express Scripts Holding Co. (b)	385,120	33,663,339

Household Durables—0.2%
Newell Rubbermaid, Inc.	161,414	7,115,129

Household Products—0.5%
Procter & Gamble Co. (The)	181,210	14,389,886

Industrial Conglomerates—3.4%
3M Co.	390,538	58,830,644
Danaher Corp.	470,593	43,708,678

		102,539,322

Insurance—8.2%
ACE, Ltd. (a)	306,077	35,765,098
Aon plc	415,695	38,331,236
Chubb Corp. (The)	379,903	50,390,334
Prudential Financial, Inc.	540,749	44,022,376
Travelers Cos., Inc. (The)	705,663	79,641,126

		248,150,170

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—5.1%
Accenture plc - Class A	753,950	$78,787,775
Fidelity National Information Services, Inc.	403,654	24,461,432
Fiserv, Inc. (b)	161,869	14,804,539
International Business Machines Corp.	263,789	36,302,642

		154,356,388

Life Sciences Tools & Services—1.2%
Thermo Fisher Scientific, Inc.	264,295	37,490,246

Machinery—2.7%
Caterpillar, Inc. (a)	130,794	8,888,760
Cummins, Inc.	68,300	6,011,083
Deere & Co. (a)	102,105	7,787,548
Illinois Tool Works, Inc.	254,519	23,588,821
Parker-Hannifin Corp.	70,774	6,863,663
Pentair plc (a)	242,021	11,987,300
Stanley Black & Decker, Inc.	149,079	15,911,202

		81,038,377

Media—4.1%
Comcast Corp. - Class A	629,361	35,514,841
Omnicom Group, Inc. (a)	587,778	44,471,284
Time Warner, Inc.	359,093	23,222,544
Time, Inc. (a)	33,617	526,778
Viacom, Inc. - Class B	281,743	11,596,542
Walt Disney Co. (The)	81,419	8,555,509

		123,887,498

Multiline Retail—0.9%
Target Corp.	391,305	28,412,656

Oil, Gas & Consumable Fuels—4.6%
Chevron Corp.	403,665	36,313,703
EOG Resources, Inc.	351,884	24,909,868
Exxon Mobil Corp.	640,351	49,915,361
Occidental Petroleum Corp.	416,675	28,171,397

		139,310,329

Pharmaceuticals—8.1%
Johnson & Johnson	1,045,270	107,370,134
Merck & Co., Inc.	817,521	43,181,459
Novartis AG	105,707	9,035,474
Pfizer, Inc.	2,413,428	77,905,456
Roche Holding AG	30,324	8,356,935

		245,849,458

Professional Services—0.2%
Equifax, Inc.	59,385	6,613,707

Road & Rail—0.9%
Canadian National Railway Co. (a)	271,706	15,182,931
Union Pacific Corp.	142,725	11,161,095

		26,344,026

Semiconductors & Semiconductor Equipment—1.5%
Analog Devices, Inc.	111,725	6,180,627
Texas Instruments, Inc.	720,643	39,498,443

		45,679,070

Software—0.8%
Oracle Corp.	708,197	25,870,436

Specialty Retail—0.5%
Advance Auto Parts, Inc.	62,532	9,411,691
Bed Bath & Beyond, Inc. (a) (b)	109,588	5,287,621

		14,699,312

Tobacco—4.1%
Altria Group, Inc.	348,855	20,306,850
Philip Morris International, Inc.	1,180,054	103,738,547

		124,045,397

Wireless Telecommunication Services—0.2%
Vodafone Group plc	2,270,789	7,344,923

Total Common Stocks (Cost $2,366,058,653)		3,014,643,746

Short-Term Investments—2.8%

Mutual Fund—2.1%
State Street Navigator Securities Lending MET Portfolio (c)	64,350,311	64,350,311

Repurchase Agreement—0.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $19,804,517 on 01/04/16, collateralized by $20,255,000 Federal Farm Credit Bank at 1.100% due 03/14/18 with a value of $20,203,552.	19,804,451	19,804,451

Total Short-Term Investments (Cost $84,154,762)		84,154,762

Total Investments—102.0% (Cost $2,450,213,415) (d)		3,098,798,508
Other assets and liabilities (net)—(2.0)%		(60,698,580)

Net Assets—100.0%		$3,038,099,928

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $86,053,564 and the collateral received consisted of cash in the amount of $64,350,311 and non-cash collateral with a value of $24,505,148. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of December 31, 2015

benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $2,454,079,129. The aggregate unrealized appreciation and depreciation of investments were $722,127,461 and $(77,408,082), respectively, resulting in net unrealized appreciation of $644,719,379 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$201,844,901	$—	$—	$201,844,901
Air Freight & Logistics	40,563,351	—	—	40,563,351
Auto Components	47,178,238	—	—	47,178,238
Automobiles	13,441,477	—	—	13,441,477
Banks	366,686,760	—	—	366,686,760
Beverages	—	39,350,089	—	39,350,089
Capital Markets	173,181,107	—	—	173,181,107
Chemicals	98,603,368	—	—	98,603,368
Commercial Services & Supplies	33,440,460	—	—	33,440,460
Consumer Finance	29,668,013	—	—	29,668,013
Containers & Packaging	15,344,913	—	—	15,344,913
Diversified Financial Services	34,013,369	—	—	34,013,369
Diversified Telecommunication Services	50,843,941	—	—	50,843,941
Electric Utilities	28,919,250	—	—	28,919,250
Electrical Equipment	22,900,514	—	—	22,900,514
Energy Equipment & Services	49,589,692	—	—	49,589,692
Food & Staples Retailing	52,518,818	—	—	52,518,818
Food Products	61,939,380	71,895,385	—	133,834,765
Health Care Equipment & Supplies	115,921,051	—	—	115,921,051
Health Care Providers & Services	33,663,339	—	—	33,663,339
Household Durables	7,115,129	—	—	7,115,129
Household Products	14,389,886	—	—	14,389,886
Industrial Conglomerates	102,539,322	—	—	102,539,322
Insurance	248,150,170	—	—	248,150,170
IT Services	154,356,388	—	—	154,356,388
Life Sciences Tools & Services	37,490,246	—	—	37,490,246
Machinery	81,038,377	—	—	81,038,377

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Media	$123,887,498	$—	$—	$123,887,498
Multiline Retail	28,412,656	—	—	28,412,656
Oil, Gas & Consumable Fuels	139,310,329	—	—	139,310,329
Pharmaceuticals	228,457,049	17,392,409	—	245,849,458
Professional Services	6,613,707	—	—	6,613,707
Road & Rail	26,344,026	—	—	26,344,026
Semiconductors & Semiconductor Equipment	45,679,070	—	—	45,679,070
Software	25,870,436	—	—	25,870,436
Specialty Retail	14,699,312	—	—	14,699,312
Tobacco	124,045,397	—	—	124,045,397
Wireless Telecommunication Services	—	7,344,923	—	7,344,923
Total Common Stocks	2,878,660,940	135,982,806	—	3,014,643,746
Short-Term Investments
Mutual Fund	64,350,311	—	—	64,350,311
Repurchase Agreement	—	19,804,451	—	19,804,451
Total Short-Term Investments	64,350,311	19,804,451	—	84,154,762
Total Investments	$2,943,011,251	$155,787,257	$—	$3,098,798,508

Collateral for Securities Loaned (Liability)	$—	$(64,350,311)	$—	$(64,350,311)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2014	Realized Gain	Change in Unrealized Depreciation	Sales	Balance as of December 31, 2015	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at December 31, 2015
Common Stocks
Real Estate Management & Development	$6,471,443	$3,630,742	$(2,798,267)	$(7,303,918)	$—	$—

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MFS Value Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$3,098,798,508
Cash	52,507
Cash denominated in foreign currencies (c)	802
Receivable for:
Fund shares sold	94,327
Dividends and interest	6,237,288
Prepaid expenses	8,656

Total Assets	3,105,192,088
Liabilities
Collateral for securities loaned	64,350,311
Payables for:
Fund shares redeemed	745,432
Accrued Expenses:
Management fees	1,466,626
Distribution and service fees	168,494
Deferred trustees’ fees	138,727
Other expenses	222,570

Total Liabilities	67,092,160

Net Assets	$3,038,099,928

Net Assets Consist of:
Paid in surplus	$2,052,401,879
Undistributed net investment income	67,871,282
Accumulated net realized gain	269,365,070
Unrealized appreciation on investments and foreign currency transactions	648,461,697

Net Assets	$3,038,099,928

Net Assets
Class A	$2,218,096,531
Class B	739,308,390
Class D	14,660,641
Class E	66,034,366
Capital Shares Outstanding*
Class A	146,943,722
Class B	49,500,676
Class D	974,275
Class E	4,399,693
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.09
Class B	14.94
Class D	15.05
Class E	15.01

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,450,213,415.
(b)	Includes securities loaned at value of $86,053,564.
(c)	Identified cost of cash denominated in foreign currencies was $813.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$78,976,107
Interest	13,226
Securities lending income	215,696

Total investment income	79,205,029
Expenses
Management fees	22,569,811
Administration fees	77,084
Custodian and accounting fees	288,848
Distribution and service fees—Class B	1,921,529
Distribution and service fees—Class D	15,850
Distribution and service fees—Class E	108,119
Audit and tax services	40,460
Legal	26,628
Trustees’ fees and expenses	33,495
Shareholder reporting	154,483
Insurance	21,315
Miscellaneous	30,156

Total expenses	25,287,778
Less management fee waiver	(4,481,988)
Less broker commission recapture	(69,522)

Net expenses	20,736,268

Net Investment Income	58,468,761

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	283,472,649
Foreign currency transactions	330,992

Net realized gain	283,803,641

Net change in unrealized depreciation on:
Investments	(342,298,417)
Foreign currency transactions	(31,830)

Net change in unrealized depreciation	(342,330,247)

Net realized and unrealized loss	(58,526,606)

Net Decrease in Net Assets From Operations	$(57,845)

(a)	Net of foreign withholding taxes of $462,601.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MFS Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$58,468,761	$86,528,642
Net realized gain	283,803,641	508,689,031
Net change in unrealized depreciation	(342,330,247)	(239,158,052)

Increase (decrease) in net assets from operations	(57,845)	356,059,621

From Distributions to Shareholders
Net investment income
Class A	(64,266,030)	(51,243,103)
Class B	(18,873,575)	(11,976,675)
Class D	(413,063)	(290,817)
Class E	(1,838,640)	(1,262,087)
Net realized capital gains
Class A	(369,239,893)	(142,976,657)
Class B	(119,713,583)	(37,471,141)
Class D	(2,472,344)	(847,551)
Class E	(11,239,619)	(3,849,593)

Total distributions	(588,056,747)	(249,917,624)

Increase (decrease) in net assets from capital share transactions	239,569,799	(692,374,108)

Total decrease in net assets	(348,544,793)	(586,232,111)

Net Assets
Beginning of period	3,386,644,721	3,972,876,832

End of period	$3,038,099,928	$3,386,644,721

Undistributed net investment income
End of period	$67,871,282	$85,278,640

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	3,370,415	$57,892,552	4,284,122	$73,879,782
Reinvestments	27,842,385	433,505,923	11,778,033	194,219,760
Redemptions	(19,942,986)	(335,396,986)	(53,586,449)	(921,672,735)

Net increase (decrease)	11,269,814	$156,001,489	(37,524,294)	$(653,573,193)

Class B
Sales	4,205,956	$67,865,522	3,256,308	$55,681,719
Reinvestments	8,981,670	138,587,158	3,020,636	49,447,816
Redemptions	(7,493,315)	(124,870,417)	(7,661,555)	(133,137,000)

Net increase (decrease)	5,694,311	$81,582,263	(1,384,611)	$(28,007,465)

Class D
Sales	17,071	$268,085	42,648	$736,968
Reinvestments	185,796	2,885,407	69,160	1,138,368
Redemptions	(143,771)	(2,360,733)	(244,658)	(4,261,229)

Net increase (decrease)	59,096	$792,759	(132,850)	$(2,385,893)

Class E
Sales	108,399	$1,772,656	166,105	$2,896,835
Reinvestments	843,758	13,078,259	311,119	5,111,680
Redemptions	(815,386)	(13,657,627)	(942,744)	(16,416,072)

Net increase (decrease)	136,771	$1,193,288	(465,520)	$(8,407,557)

Increase (decrease) derived from capital shares transactions		$239,569,799		$(692,374,108)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.38	$17.75	$13.80	$12.23	$12.31

Income (Loss) from Investment Operations
Net investment income (a)	0.31	0.43	0.30	0.29	0.25
Net realized and unrealized gain (loss) on investments	(0.23)	1.36	4.46	1.72	(0.13)

Total from investment operations	0.08	1.79	4.76	2.01	0.12

Less Distributions
Distributions from net investment income	(0.50)	(0.31)	(0.30)	(0.26)	(0.20)
Distributions from net realized capital gains	(2.87)	(0.85)	(0.51)	(0.18)	0.00

Total distributions	(3.37)	(1.16)	(0.81)	(0.44)	(0.20)

Net Asset Value, End of Period	$15.09	$18.38	$17.75	$13.80	$12.23

Total Return (%) (b)	(0.15)	10.81	35.73	16.65	0.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	0.72	0.72	0.73	0.73
Net ratio of expenses to average net assets (%) (c)	0.58	0.58	0.58	0.60	0.61
Ratio of net investment income to average net assets (%)	1.87	2.49	1.92	2.21	2.03
Portfolio turnover rate (%)	12	12	17	16	16
Net assets, end of period (in millions)	$2,218.1	$2,493.9	$3,074.8	$2,363.0	$2,141.2

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.22	$17.61	$13.70	$12.15	$12.23

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.37	0.27	0.26	0.22
Net realized and unrealized gain (loss) on investments	(0.23)	1.36	4.41	1.70	(0.13)

Total from investment operations	0.04	1.73	4.68	1.96	0.09

Less Distributions
Distributions from net investment income	(0.45)	(0.27)	(0.26)	(0.23)	(0.17)
Distributions from net realized capital gains	(2.87)	(0.85)	(0.51)	(0.18)	0.00

Total distributions	(3.32)	(1.12)	(0.77)	(0.41)	(0.17)

Net Asset Value, End of Period	$14.94	$18.22	$17.61	$13.70	$12.15

Total Return (%) (b)	(0.36)	10.56	35.38	16.32	0.64

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.97	0.97	0.98	0.98
Net ratio of expenses to average net assets (%) (c)	0.83	0.83	0.83	0.85	0.86
Ratio of net investment income to average net assets (%)	1.62	2.16	1.68	1.96	1.79
Portfolio turnover rate (%)	12	12	17	16	16
Net assets, end of period (in millions)	$739.3	$798.0	$795.9	$250.2	$217.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class D
	Year Ended December 31,
	2015	2014	2013(d)
Net Asset Value, Beginning of Period	$18.33	$17.71	$14.88

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.41	0.20
Net realized and unrealized gain (loss) on investments	(0.22)	1.35	2.63

Total from investment operations	0.07	1.76	2.83

Less Distributions
Distributions from net investment income	(0.48)	(0.29)	0.00
Distributions from net realized capital gains	(2.87)	(0.85)	0.00

Total distributions	(3.35)	(1.14)	0.00

Net Asset Value, End of Period	$15.05	$18.33	$17.71

Total Return (%) (b)	(0.20)	10.69	19.02	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.82	0.82	(f)
Net ratio of expenses to average net assets (%) (c)	0.68	0.68	0.68	(f)
Ratio of net investment income to average net assets (%)	1.77	2.34	1.80	(f)
Portfolio turnover rate (%)	12	12	17
Net assets, end of period (in millions)	$14.7	$16.8	$18.6

	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.29	$17.67	$13.73	$12.18	$12.25

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.40	0.28	0.27	0.23
Net realized and unrealized gain (loss) on investments	(0.23)	1.35	4.45	1.70	(0.12)

Total from investment operations	0.06	1.75	4.73	1.97	0.11

Less Distributions
Distributions from net investment income	(0.47)	(0.28)	(0.28)	(0.24)	(0.18)
Distributions from net realized capital gains	(2.87)	(0.85)	(0.51)	(0.18)	0.00

Total distributions	(3.34)	(1.13)	(0.79)	(0.42)	(0.18)

Net Asset Value, End of Period	$15.01	$18.29	$17.67	$13.73	$12.18

Total Return (%) (b)	(0.27)	10.63	35.63	16.39	0.81

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.87	0.87	0.88	0.88
Net ratio of expenses to average net assets (%) (c)	0.73	0.73	0.73	0.75	0.76
Ratio of net investment income to average net assets (%)	1.72	2.28	1.81	2.05	1.85
Portfolio turnover rate (%)	12	12	17	16	16
Net assets, end of period (in millions)	$66.0	$78.0	$83.5	$57.0	$58.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Commencement of operations was April 26, 2013.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, D, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of

MSF-13

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, corporate actions and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of

MSF-14

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $19,804,451, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

MSF-15

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$367,270,399	$0	$615,247,189

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company that amounted to $11,818,502 in sales of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$22,569,811	0.750%	Of the first $250 million
	0.700%	Of the next $2.25 billion
	0.675%	Of the next $2.5 billion
	0.650%	On amounts in excess of $5 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.100%	On the first $200 million
0.125%	On the next $50 million
0.075%	On the next $1.25 billion
0.200%	On the next $1 billion
0.175%	On the next $2.5 billion
0.150%	On amounts in excess of $5 billion

MSF-16

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, D, and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E Shares. Under the Distribution and Service Plan, the Class B, D, and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.10% per year for Class D Shares, and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$93,281,069	$64,772,682	$494,775,678	$185,144,942	$588,056,747	$249,917,624

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$72,286,217	$268,954,575	$644,595,984	$—	$985,836,776

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-17

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

8. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MSF-18

Metropolitan Series Fund

MFS Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Value Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS Value Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Portfolio of the Metropolitan Series Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-19

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-20

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-21

Metropolitan Series Fund

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-22

Metropolitan Series Fund

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MSF-23

Metropolitan Series Fund

MFS Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MFS Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one-, three-, and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-24

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, E, and G shares of the MSCI EAFE Index Portfolio returned -1.09%, -1.28%, -1.18%, and -1.31%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned -0.81%.

MARKET ENVIRONMENT / CONDITIONS

The global equity markets rallied in the first few months of 2015 to multi-year highs on easy monetary policy, but retreated for much of the year on geopolitical concerns, a 31% drop in oil prices, and fears about a global economic slowdown. In February, equity markets rallied approximately 5% as corporate earnings were better than expected and Greece reached a new bailout deal with the European Union. Headwinds to the equity markets during the first half of the year included Islamic militant terrorist attacks, U.S. growth forecasts cut by the International Monetary Fund (IMF), and global growth forecasts cut by the Organisation for Economic Co-operation and Development (OECD). In August, equity markets were down approximately 6%, their worst monthly performance in more than three years, erasing year-to-date gains on concerns about a slowing global economy. During the fourth quarter, equity indexes rallied as much as 7% on expectations that any Federal Open Market Committee (the “Committee”) rate hikes would be gradual and on better than expected macroeconomic data. In December, the Committee raised the Federal Funds rate for the first time since lowering it to near-zero in November 2008. The Committee stated that recent labor market indicators, including ongoing job gains and declining unemployment, showed further improvement. The markets also benefited from continued accommodative monetary policies from Central Banks around the world. European Central Bank President Draghi signaled that the bank was prepared to provide additional monetary stimulus, the Bank of Japan kept rates unchanged, and China cut interest rates for the sixth time during the year. Equity indexes remained resilient into year-end, despite a continuing decline in commodity prices and terrorist attacks around the world, most notably the coordinated attacks in Paris.

The U.S. dollar strengthened during the one-year period, which negatively impacted the U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 6.1%.

Twelve of the twenty-one countries comprising the MSCI EAFE Index experienced positive returns for the year. Denmark (1.5% beginning weight in the benchmark), up 24.5%, was the best performing country. Ireland (0.3% beginning weight), up 16.9%, and Belgium (1.3% beginning weight), up 13.0% were the next best-performing countries. Singapore (1.6% beginning weight), down 17.6%, and Spain (3.5% beginning weight), down 15.0% were the worst performing countries.

The stocks with the largest positive impact to the yearly return of the Index were Novo Nordisk, up 39.6%; Japan Tobacco, up 37.5%; and Anheuser-Busch, up 13.1%. The stocks with the largest negative impact were Glencore, down 69.7%; Banco Santander, down 37.6%; and Royal Dutch Shell (Class A), down 28.5%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a “stratified sampling” strategy versus the MSCI EAFE Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across countries. The Portfolio is periodically rebalanced for compositional changes in the MSCI EAFE Index. Factors that impact tracking error include sampling, fair value pricing, transaction costs, cash drag, securities lending, NAV rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MSCI EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year	Since Inception[2]
MSCI EAFE Index Portfolio
Class A	-1.09	3.24	2.80	—
Class B	-1.28	3.00	2.55	—
Class E	-1.18	3.11	2.65	—
Class G	-1.31	2.95	—	8.72
MSCI EAFE Index	-0.81	3.60	3.03	—

1 The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98, 1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
iShares MSCI EAFE ETF	4.1
Nestle S.A.	1.8
Novartis AG	1.5
Roche Holding AG	1.5
Toyota Motor Corp.	1.3
HSBC Holdings plc	1.2
Novo Nordisk A/S - Class B	0.9
Commonwealth Bank of Australia	0.8
Bayer AG	0.8
British American Tobacco plc	0.8

Top Countries

% of Net Assets
Japan	21.9
United Kingdom	17.5
Switzerland	9.0
France	8.8
Germany	8.6
Australia	6.6
Netherlands	3.2
Spain	3.0
Hong Kong	2.9
Sweden	2.7

MSF-2

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MSCI EAFE Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.39%	$1,000.00	$931.70	$1.90
	Hypothetical*	0.39%	$1,000.00	$1,023.24	$1.99

Class B(a)	Actual	0.64%	$1,000.00	$931.20	$3.12
	Hypothetical*	0.64%	$1,000.00	$1,021.98	$3.26

Class E(a)	Actual	0.54%	$1,000.00	$931.40	$2.63
	Hypothetical*	0.54%	$1,000.00	$1,022.48	$2.75

Class G(a)	Actual	0.69%	$1,000.00	$930.80	$3.36
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year,

divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—93.6% of Net Assets

Security Description	Shares	Value

Australia—6.6%
AGL Energy, Ltd.	49,491	$646,128
Alumina, Ltd. (a)	191,453	159,242
Amcor, Ltd.	95,202	924,763
AMP, Ltd.	234,994	989,056
APA Group	78,818	494,380
Aristocrat Leisure, Ltd.	41,217	304,128
Asciano, Ltd.	48,897	310,606
ASX, Ltd.	16,055	491,789
Aurizon Holdings, Ltd.	157,842	501,192
AusNet Services	138,423	148,478
Australia & New Zealand Banking Group, Ltd.	217,449	4,381,412
Bank of Queensland, Ltd.	24,917	250,644
Bendigo and Adelaide Bank, Ltd.	35,779	308,699
BHP Billiton plc	160,685	1,803,665
BHP Billiton, Ltd.	245,062	3,178,407
Boral, Ltd. (a)	61,162	261,228
Brambles, Ltd.	129,540	1,082,289
Caltex Australia, Ltd.	19,432	528,254
Challenger, Ltd.	44,035	277,160
CIMIC Group, Ltd.	8,428	147,696
Coca-Cola Amatil, Ltd.	42,510	286,053
Cochlear, Ltd.	5,478	378,771
Commonwealth Bank of Australia	129,440	7,984,294
Computershare, Ltd.	41,806	351,824
Crown Resorts, Ltd.	29,464	265,754
CSL, Ltd.	35,655	2,714,156
Dexus Property Group (REIT)	66,326	359,084
DUET Group	178,971	296,102
Fortescue Metals Group, Ltd. (a)	100,245	134,993
Goodman Group (REIT)	139,425	630,241
GPT Group (The) (REIT)	122,670	423,339
Healthscope, Ltd.	134,432	258,778
Iluka Resources, Ltd.	29,031	128,257
Incitec Pivot, Ltd.	152,808	436,242
Insurance Australia Group, Ltd.	184,566	740,346
Lend Lease Group	37,629	387,521
Macquarie Group, Ltd.	22,297	1,330,287
Medibank Private, Ltd.	199,900	311,090
Mirvac Group (REIT)	298,553	426,551
National Australia Bank, Ltd.	199,510	4,342,443
Newcrest Mining, Ltd. (b)	54,807	517,277
Oil Search, Ltd.	104,563	511,119
Orica, Ltd. (a)	26,176	292,346
Origin Energy, Ltd.	123,698	416,030
QBE Insurance Group, Ltd.	110,125	1,000,292
Ramsay Health Care, Ltd.	10,616	521,226
REA Group, Ltd.	4,158	165,084
Rio Tinto, Ltd.	31,918	1,028,178
Santos, Ltd. (a)	164,725	435,284
Scentre Group (REIT)	398,014	1,204,305
Seek, Ltd. (a)	22,233	246,817
Sonic Healthcare, Ltd.	32,696	422,985
South32, Ltd. (b)	393,402	301,325
Stockland (REIT) (a)	205,214	608,267
Suncorp Group, Ltd.	93,778	819,780
Sydney Airport	80,467	369,623
Tabcorp Holdings, Ltd.	54,472	185,464

Australia—(Continued)
Tatts Group, Ltd.	123,533	391,718
Telstra Corp., Ltd.	317,665	1,286,901
TPG Telecom, Ltd.	21,838	155,876
Transurban Group (b)	7,837	59,698
Transurban Group	141,082	1,069,524
Treasury Wine Estates, Ltd.	46,412	278,178
Vicinity Centres (REIT)	252,185	510,255
Wesfarmers, Ltd.	85,915	2,580,825
Westfield Corp. (REIT)	143,810	987,780
Westpac Banking Corp.	251,154	6,078,222
Woodside Petroleum, Ltd.	54,095	1,132,759
Woolworths, Ltd. (a)	97,026	1,714,330

		64,666,810

Austria—0.2%
Andritz AG	5,184	251,342
Erste Group Bank AG (b)	22,499	702,874
OMV AG	9,278	260,350
Raiffeisen Bank International AG (a) (b)	8,912	130,338
Voestalpine AG	9,525	291,388

		1,636,292

Belgium—1.4%
Ageas	15,573	721,529
Anheuser-Busch InBev S.A.	61,177	7,553,762
Colruyt S.A.	5,430	278,779
Delhaize Group S.A.	7,092	690,530
Groupe Bruxelles Lambert S.A.	5,864	501,159
KBC Groep NV	19,071	1,191,935
Proximus	10,680	346,346
Solvay S.A. (a)	5,735	609,199
Telenet Group Holding NV (b)	4,184	225,394
UCB S.A.	9,619	865,464
Umicore S.A.	8,519	355,958

		13,340,055

Denmark—1.8%
AP Moeller - Maersk A/S - Class A	274	352,066
AP Moeller - Maersk A/S - Class B	566	734,677
Carlsberg A/S - Class B	7,997	706,787
Chr Hansen Holding A/S	7,473	467,244
Coloplast A/S - Class B (a)	8,608	694,545
Danske Bank A/S	51,240	1,368,402
DSV A/S	13,261	520,759
ISS A/S	10,958	395,083
Novo Nordisk A/S - Class B	149,072	8,565,473
Novozymes A/S - B Shares	17,609	842,883
Pandora A/S	8,100	1,021,706
TDC A/S	59,338	294,246
Tryg A/S	8,735	173,413
Vestas Wind Systems A/S	17,047	1,189,733
William Demant Holding A/S (a) (b)	1,881	178,568

		17,505,585

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Finland—0.8%
Elisa Oyj	13,058	$490,885
Fortum Oyj	31,487	471,791
Kone Oyj - Class B (a)	24,546	1,031,619
Metso Oyj (a)	7,511	167,175
Neste Oyj	9,073	270,420
Nokia Oyj	280,943	1,999,214
Nokian Renkaat Oyj	7,322	259,971
Orion Oyj - Class B	9,644	332,313
Sampo Oyj - A Shares	33,940	1,719,576
Stora Enso Oyj - R Shares	40,497	364,039
UPM-Kymmene Oyj	38,111	705,554
Wartsila Oyj Abp	12,999	589,209

		8,401,766

France—8.8%
Accor S.A.	15,368	662,624
Aeroports de Paris	2,209	256,016
Air Liquide S.A.	26,179	2,939,047
Alcatel-Lucent (b)	228,275	905,109
Alstom S.A. (a) (b)	17,917	547,328
Arkema S.A.	5,073	354,667
Atos SE	6,339	532,186
AXA S.A.	149,361	4,081,636
BNP Paribas S.A.	80,599	4,560,337
Bollore S.A.	61,600	286,963
Bouygues S.A.	14,921	591,147
Bureau Veritas S.A.	19,643	390,742
Cap Gemini S.A.	12,372	1,144,284
Carrefour S.A.	41,615	1,197,863
Casino Guichard Perrachon S.A. (a)	4,364	200,379
Christian Dior SE	3,972	674,438
Cie de St-Gobain	36,858	1,584,923
Cie Generale des Etablissements Michelin	14,364	1,363,265
CNP Assurances	10,520	141,635
Credit Agricole S.A.	81,041	954,322
Danone S.A.	44,106	2,975,366
Dassault Systemes S.A.	10,162	812,711
Edenred	13,868	261,179
Electricite de France S.A.	17,389	255,346
Engie S.A.	112,473	1,989,690
Essilor International S.A.	15,773	1,965,385
Eurazeo S.A.	2,361	162,419
Eutelsat Communications S.A.	14,990	447,467
Fonciere Des Regions (REIT)	3,163	283,040
Gecina S.A. (REIT)	2,574	312,157
Groupe Eurotunnel SE	32,808	406,986
Hermes International	1,907	642,702
ICADE (REIT)	3,450	231,522
Iliad S.A.	1,838	438,329
Imerys S.A.	2,253	157,101
Ingenico Group SA	4,093	517,142
JCDecaux S.A. (a)	4,706	180,060
Kering	5,893	1,004,069
Klepierre (REIT)	16,658	738,413
L’Oreal S.A.	19,158	3,221,820
Lagardere SCA	8,303	246,938

France—(Continued)
Legrand S.A.	20,811	1,174,104
LVMH Moet Hennessy Louis Vuitton SE	21,262	3,322,442
Natixis S.A.	80,165	452,944
Numericable-SFR SAS	6,900	250,421
Orange S.A.	148,197	2,485,174
Pernod-Ricard S.A.	16,170	1,837,622
Peugeot S.A. (b)	32,001	560,868
Publicis Groupe S.A.	15,420	1,022,299
Renault S.A.	14,233	1,426,197
Rexel S.A.	20,012	265,565
Safran S.A.	22,979	1,573,100
Sanofi	89,559	7,638,528
Schneider Electric SE	42,274	2,405,911
SCOR SE	11,686	436,982
SES S.A.	24,380	675,521
Societe BIC S.A.	2,149	353,452
Societe Generale S.A.	55,438	2,556,157
Sodexo S.A.	6,625	644,206
Suez Environnement Co.	22,682	424,228
Technip S.A.	7,110	351,060
Thales S.A.	7,807	584,749
Total S.A.	164,074	7,304,149
Unibail-Rodamco SE (REIT)	7,498	1,900,361
Valeo S.A.	5,873	906,327
Veolia Environnement S.A.	33,271	788,304
Vinci S.A.	35,881	2,300,064
Vivendi S.A.	88,184	1,898,110
Wendel S.A.	2,267	269,166
Zodiac Aerospace	14,929	355,691

		86,782,455

Germany—8.1%
Adidas AG	15,290	1,489,274
Allianz SE	34,768	6,156,799
Axel Springer SE	3,006	167,097
BASF SE	69,877	5,339,869
Bayer AG	62,913	7,889,879
Bayerische Motoren Werke AG	25,190	2,651,875
Beiersdorf AG	6,997	636,255
Brenntag AG	12,657	660,324
Commerzbank AG (b)	87,047	900,869
Continental AG	8,442	2,048,157
Daimler AG	73,253	6,111,915
Deutsche Bank AG	104,934	2,574,447
Deutsche Boerse AG	14,683	1,298,398
Deutsche Lufthansa AG (b)	17,782	280,692
Deutsche Post AG	73,717	2,075,127
Deutsche Telekom AG	241,544	4,368,639
Deutsche Wohnen AG	23,542	655,035
E.ON SE	145,720	1,409,667
Evonik Industries AG	10,400	344,972
Fraport AG Frankfurt Airport Services Worldwide (a)	2,305	147,012
Fresenius Medical Care AG & Co. KGaA	17,215	1,449,793
Fresenius SE & Co. KGaA	28,913	2,066,680
GEA Group AG (a)	12,718	512,277

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Hannover Rueck SE	4,149	$475,358
HeidelbergCement AG	10,797	880,473
Henkel AG & Co. KGaA	7,229	693,423
Hugo Boss AG	4,934	410,720
Infineon Technologies AG	85,888	1,256,349
K&S AG	14,121	366,992
Kabel Deutschland Holding AG	1,650	203,829
LANXESS AG	7,402	340,657
Linde AG	14,130	2,050,167
MAN SE	3,022	305,609
Merck KGaA	9,291	902,085
Metro AG (a)	15,747	502,392
Muenchener Rueckversicherungs-Gesellschaft AG	12,534	2,509,199
OSRAM Licht AG	5,714	240,332
ProSiebenSat.1 Media SE	16,646	841,673
RTL Group S.A. (b)	2,700	225,422
RWE AG	34,949	445,299
SAP SE	74,771	5,953,135
Siemens AG	60,323	5,850,180
Symrise AG	8,990	596,118
Telefonica Deutschland Holding AG (a)	38,600	205,988
ThyssenKrupp AG	25,307	501,658
TUI AG	37,093	657,946
United Internet AG	8,781	482,678
Volkswagen AG	2,495	384,245
Vonovia SE	36,786	1,138,964
Zalando SE (b)	6,525	257,657

		79,913,600

Hong Kong—2.9%
AIA Group, Ltd.	919,400	5,477,308
ASM Pacific Technology, Ltd. (a)	19,600	153,463
Bank of East Asia, Ltd. (The) (a)	103,920	384,733
BOC Hong Kong Holdings, Ltd.	290,465	879,482
Cathay Pacific Airways, Ltd.	87,000	149,814
Cheung Kong Infrastructure Holdings, Ltd. (a)	57,000	524,686
Cheung Kong Property Holdings, Ltd.	214,440	1,392,972
CK Hutchison Holdings, Ltd.	206,940	2,772,199
CLP Holdings, Ltd.	147,377	1,252,591
Galaxy Entertainment Group, Ltd.	181,000	564,340
Hang Lung Properties, Ltd.	161,000	365,155
Hang Seng Bank, Ltd.	60,800	1,156,959
Henderson Land Development Co., Ltd.	89,176	542,846
HK Electric Investments & HK Electric Investments, Ltd. (a)	206,500	172,989
HKT Trust & HKT, Ltd.	189,980	242,295
Hong Kong & China Gas Co., Ltd. (a)	520,379	1,020,720
Hong Kong Exchanges and Clearing, Ltd.	85,000	2,159,917
Hongkong Land Holdings, Ltd.	45,900	320,088
Hysan Development Co., Ltd.	45,000	184,187
Kerry Properties, Ltd.	46,500	126,887
Li & Fung, Ltd.	429,600	290,447
Link REIT (REIT)	181,141	1,084,132
MTR Corp., Ltd.	110,500	545,883
New World Development Co., Ltd.	476,707	468,361

Hong Kong—(Continued)
NWS Holdings, Ltd.	93,000	137,730
PCCW, Ltd.	281,000	164,611
Power Assets Holdings, Ltd.	107,049	985,567
Sands China, Ltd.	190,000	640,198
Sino Land Co., Ltd.	199,600	291,358
Sun Hung Kai Properties, Ltd.	132,250	1,589,767
Swire Pacific, Ltd. - Class A	43,317	486,423
Swire Properties, Ltd.	83,600	239,748
Techtronic Industries Co., Ltd.	97,000	394,035
WH Group, Ltd. (b)	437,000	241,650
Wharf Holdings, Ltd. (The)	104,976	581,449
Wheelock & Co., Ltd.	68,000	286,606
Wynn Macau, Ltd. (a)	104,000	120,541
Yue Yuen Industrial Holdings, Ltd.	50,500	171,236

		28,563,373

Ireland—0.9%
Bank of Ireland (b)	2,013,826	737,759
CRH plc	62,493	1,805,624
Experian plc	72,525	1,281,292
James Hardie Industries plc	40,250	506,955
Kerry Group plc - Class A	13,003	1,075,615
Shire plc	45,024	3,085,039

		8,492,284

Israel—0.7%
Bank Hapoalim B.M.	86,396	446,201
Bank Leumi Le-Israel B.M. (b)	120,713	418,718
Bezeq The Israeli Telecommunication Corp., Ltd.	178,026	391,781
Check Point Software Technologies, Ltd. (a) (b)	5,800	472,004
Israel Chemicals, Ltd.	45,583	184,823
NICE Systems, Ltd.	5,213	299,091
Teva Pharmaceutical Industries, Ltd.	70,100	4,601,131

		6,813,749

Italy—2.0%
Assicurazioni Generali S.p.A.	86,150	1,574,514
Atlantia S.p.A.	31,412	831,644
Banca Monte dei Paschi di Siena S.p.A. (b)	167,772	221,487
Banco Popolare SC (b)	22,956	314,654
Enel Green Power S.p.A.	152,537	308,988
Enel S.p.A.	536,549	2,243,337
Eni S.p.A.	193,540	2,865,944
Exor S.p.A.	6,830	308,973
Finmeccanica S.p.A. (b)	28,782	397,676
Intesa Sanpaolo S.p.A.	964,445	3,212,776
Intesa Sanpaolo S.p.A. - Risparmio Shares	65,400	198,865
Luxottica Group S.p.A.	13,581	884,971
Mediobanca S.p.A.	44,816	429,511
Prysmian S.p.A.	13,126	286,997
Saipem S.p.A. (a) (b)	18,391	147,776
Snam S.p.A.	154,632	808,331
Telecom Italia S.p.A. (a) (b)	866,636	1,091,870
Telecom Italia S.p.A. - Risparmio Shares	501,246	512,475

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Italy—(Continued)
Terna Rete Elettrica Nazionale S.p.A.	118,746	$611,568
UniCredit S.p.A.	360,470	1,984,634
Unione di Banche Italiane SCPA	67,193	446,079
UnipolSai S.p.A.	64,500	163,337

		19,846,407

Japan—21.9%
Acom Co., Ltd. (a) (b)	31,200	146,776
Aeon Co., Ltd.	51,500	791,251
AEON Financial Service Co., Ltd.	8,400	187,768
Aeon Mall Co., Ltd.	6,800	116,631
Air Water, Inc.	10,000	160,308
Aisin Seiki Co., Ltd.	16,500	708,841
Ajinomoto Co., Inc.	44,000	1,040,536
Alfresa Holdings Corp.	12,000	237,191
Alps Electric Co., Ltd.	13,100	353,994
Amada Holdings Co., Ltd.	27,000	257,447
ANA Holdings, Inc.	84,000	242,210
Aozora Bank, Ltd.	77,000	268,291
Asahi Glass Co., Ltd.	72,000	410,228
Asahi Group Holdings, Ltd.	30,700	958,947
Asahi Kasei Corp.	97,000	655,951
Asics Corp. (a)	11,000	227,475
Astellas Pharma, Inc.	158,700	2,252,334
Bandai Namco Holdings, Inc.	12,500	262,432
Bank of Kyoto, Ltd. (The)	22,000	203,626
Bank of Yokohama, Ltd. (The)	83,000	507,613
Bridgestone Corp.	49,700	1,700,406
Brother Industries, Ltd.	16,400	187,903
Calbee, Inc.	5,500	230,633
Canon, Inc.	81,400	2,465,127
Casio Computer Co., Ltd.	16,900	394,173
Central Japan Railway Co.	11,000	1,946,918
Chiba Bank, Ltd. (The)	49,000	347,118
Chubu Electric Power Co., Inc.	47,800	653,284
Chugai Pharmaceutical Co., Ltd.	16,800	585,036
Chugoku Bank, Ltd. (The)	12,000	159,820
Chugoku Electric Power Co., Inc. (The)	23,700	311,682
Citizen Holdings Co., Ltd.	20,500	147,121
Credit Saison Co., Ltd.	10,500	206,753
Dai Nippon Printing Co., Ltd.	40,000	395,124
Dai-ichi Life Insurance Co., Ltd. (The)	80,600	1,336,265
Daicel Corp.	22,000	327,108
Daihatsu Motor Co., Ltd. (a)	14,000	188,428
Daiichi Sankyo Co., Ltd.	49,000	1,006,148
Daikin Industries, Ltd.	18,000	1,308,909
Daito Trust Construction Co., Ltd.	6,200	717,206
Daiwa House Industry Co., Ltd.	47,500	1,360,721
Daiwa Securities Group, Inc.	126,000	769,727
Denso Corp.	36,700	1,748,379
Dentsu, Inc.	16,600	907,884
Don Quijote Holdings Co., Ltd.	8,200	287,849
East Japan Railway Co.	25,500	2,394,554
Eisai Co., Ltd.	19,300	1,274,726
Electric Power Development Co., Ltd.	10,900	387,571
FamilyMart Co., Ltd.	4,300	199,634

Japan—(Continued)
FANUC Corp.	14,800	2,549,269
Fast Retailing Co., Ltd.	4,200	1,469,544
Fuji Electric Co., Ltd.	43,000	180,166
Fuji Heavy Industries, Ltd.	45,600	1,872,983
FUJIFILM Holdings Corp.	36,700	1,527,309
Fujitsu, Ltd.	135,000	671,386
Fukuoka Financial Group, Inc.	53,000	262,652
Gunma Bank, Ltd. (The)	26,000	151,031
Hachijuni Bank, Ltd. (The)	30,000	183,950
Hakuhodo DY Holdings, Inc.	17,600	190,039
Hamamatsu Photonics KK	9,600	262,909
Hankyu Hanshin Holdings, Inc.	83,000	538,690
Hino Motors, Ltd.	19,000	219,033
Hirose Electric Co., Ltd. (a)	2,300	277,739
Hiroshima Bank, Ltd. (The)	38,000	215,611
Hisamitsu Pharmaceutical Co., Inc.	4,500	188,597
Hitachi High-Technologies Corp.	5,500	148,507
Hitachi Metals, Ltd.	20,000	246,424
Hitachi, Ltd.	360,000	2,035,069
Hokuhoku Financial Group, Inc.	85,000	173,030
Hokuriku Electric Power Co.	12,000	177,091
Honda Motor Co., Ltd.	124,300	3,979,452
Hoshizaki Electric Co., Ltd.	3,100	192,511
Hoya Corp.	31,900	1,299,440
Hulic Co., Ltd.	18,600	163,005
IHI Corp. (a)	99,000	271,970
Iida Group Holdings Co., Ltd.	12,700	235,042
Inpex Corp.	71,100	701,076
Isetan Mitsukoshi Holdings, Ltd.	26,900	349,703
Isuzu Motors, Ltd.	42,000	451,601
ITOCHU Corp.	116,900	1,376,879
Iyo Bank, Ltd. (The)	17,000	164,890
J Front Retailing Co., Ltd.	23,000	332,953
Japan Airlines Co., Ltd.	8,400	300,566
Japan Airport Terminal Co., Ltd. (a)	3,300	146,226
Japan Exchange Group, Inc.	46,400	724,080
Japan Post Bank Co., Ltd. (b)	30,800	448,065
Japan Post Holdings Co., Ltd. (b)	34,200	530,222
Japan Prime Realty Investment Corp. (REIT)	88	300,881
Japan Real Estate Investment Corp. (REIT)	105	510,235
Japan Retail Fund Investment Corp. (REIT)	202	387,581
Japan Tobacco, Inc.	82,400	3,022,977
JFE Holdings, Inc. (a)	35,500	557,514
JGC Corp.	14,000	214,050
Joyo Bank, Ltd. (The)	54,000	255,024
JSR Corp. (a)	19,100	297,854
JTEKT Corp.	20,000	327,062
JX Holdings, Inc.	163,100	681,515
Kajima Corp.	59,000	350,787
Kakaku.com, Inc.	11,000	216,978
Kamigumi Co., Ltd.	17,000	146,211
Kaneka Corp.	22,000	228,559
Kansai Electric Power Co., Inc. (The) (b)	55,000	657,537
Kansai Paint Co., Ltd.	15,000	226,592
Kao Corp.	37,300	1,912,510
Kawasaki Heavy Industries, Ltd.	124,000	458,175
KDDI Corp.	133,400	3,450,451

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Keihan Electric Railway Co., Ltd.	39,000	$260,678
Keikyu Corp.	36,000	297,018
Keio Corp.	45,000	388,381
Keisei Electric Railway Co., Ltd.	20,000	254,323
Keyence Corp.	3,500	1,919,362
Kikkoman Corp. (a)	12,000	414,980
Kintetsu Group Holdings Co., Ltd.	127,120	516,689
Kirin Holdings Co., Ltd.	62,000	838,250
Kobe Steel, Ltd.	272,000	295,270
Koito Manufacturing Co., Ltd.	7,000	286,092
Komatsu, Ltd.	67,500	1,098,919
Konami Holdings Corp. (a)	7,300	173,951
Konica Minolta, Inc.	37,000	370,803
Kose Corp.	2,300	211,558
Kubota Corp.	89,000	1,370,801
Kuraray Co., Ltd.	24,500	296,011
Kurita Water Industries, Ltd.	7,100	148,518
Kyocera Corp.	24,900	1,153,136
Kyowa Hakko Kirin Co., Ltd.	20,000	314,295
Kyushu Electric Power Co., Inc. (a) (b)	39,700	433,445
Kyushu Financial Group, Inc. (b)	26,400	184,323
Lawson, Inc.	4,900	397,044
LIXIL Group Corp.	18,800	416,899
M3, Inc. (a)	18,600	385,174
Mabuchi Motor Co., Ltd.	3,600	194,342
Makita Corp. (a)	9,500	545,505
Marubeni Corp.	133,500	684,747
Marui Group Co., Ltd.	16,000	259,744
Mazda Motor Corp.	41,400	850,966
Medipal Holdings Corp.	10,700	182,047
MEIJI Holdings Co., Ltd.	10,200	840,354
Minebea Co., Ltd.	24,000	205,915
Miraca Holdings, Inc.	4,000	176,256
Mitsubishi Chemical Holdings Corp.	95,500	604,985
Mitsubishi Corp.	105,400	1,749,601
Mitsubishi Electric Corp.	148,000	1,550,419
Mitsubishi Estate Co., Ltd.	96,000	1,988,132
Mitsubishi Gas Chemical Co., Inc.	26,000	132,730
Mitsubishi Heavy Industries, Ltd.	225,000	981,989
Mitsubishi Materials Corp.	79,000	248,259
Mitsubishi Motors Corp.	44,999	380,134
Mitsubishi Tanabe Pharma Corp.	15,000	258,201
Mitsubishi UFJ Financial Group, Inc.	971,388	6,006,821
Mitsubishi UFJ Lease & Finance Co., Ltd.	41,500	213,604
Mitsui & Co., Ltd.	132,217	1,569,010
Mitsui Chemicals, Inc.	57,000	252,608
Mitsui Fudosan Co., Ltd.	70,000	1,752,565
Mitsui OSK Lines, Ltd. (a)	75,000	188,775
Mizuho Financial Group, Inc.	1,783,700	3,557,723
MS&AD Insurance Group Holdings, Inc.	40,200	1,174,647
Murata Manufacturing Co., Ltd.	15,300	2,194,133
Nabtesco Corp.	12,700	257,865
Nagoya Railroad Co., Ltd. (a)	62,000	257,874
NEC Corp.	185,000	587,125
Nexon Co., Ltd.	10,300	167,055
NGK Insulators, Ltd.	23,000	518,382
NGK Spark Plug Co., Ltd.	12,000	315,849

Japan—(Continued)
NH Foods, Ltd.	14,000	274,347
Nidec Corp.	16,500	1,193,316
Nikon Corp. (a)	23,100	308,336
Nintendo Co., Ltd.	8,300	1,141,644
Nippon Building Fund, Inc. (REIT)	118	563,159
Nippon Electric Glass Co., Ltd. (a)	31,000	156,180
Nippon Express Co., Ltd.	59,000	276,593
Nippon Paint Holdings Co., Ltd. (a)	13,000	314,197
Nippon Prologis REIT, Inc. (REIT)	109	196,808
Nippon Steel & Sumitomo Metal Corp.	55,600	1,100,015
Nippon Telegraph & Telephone Corp.	56,400	2,237,322
Nippon Yusen KK	142,000	343,894
Nissan Motor Co., Ltd.	190,000	1,988,188
Nisshin Seifun Group, Inc.	15,700	256,126
Nissin Foods Holdings Co., Ltd.	4,700	248,839
Nitori Holdings Co., Ltd.	5,300	445,083
Nitto Denko Corp.	12,600	918,340
NOK Corp.	7,100	165,812
Nomura Holdings, Inc.	274,700	1,525,429
Nomura Real Estate Holdings, Inc.	13,100	242,459
Nomura Real Estate Master Fund, Inc. (REIT) (b)	260	321,554
Nomura Research Institute, Ltd.	9,000	345,627
NSK, Ltd.	39,000	422,643
NTT Data Corp.	10,776	520,128
NTT DoCoMo, Inc.	106,700	2,185,057
Obayashi Corp.	45,000	414,811
Obic Co., Ltd.	5,000	264,837
Odakyu Electric Railway Co., Ltd.	44,000	473,265
OJI Holdings Corp.	68,000	273,844
Olympus Corp.	19,600	771,333
Omron Corp.	16,400	545,809
Ono Pharmaceutical Co., Ltd.	6,400	1,136,558
Oracle Corp. Japan (a)	3,000	139,788
Oriental Land Co., Ltd. (a)	16,000	962,505
ORIX Corp.	101,300	1,419,870
Osaka Gas Co., Ltd.	161,000	580,044
Otsuka Corp.	3,700	181,297
Otsuka Holdings Co., Ltd.	32,000	1,131,112
Panasonic Corp.	168,700	1,710,696
Park24 Co., Ltd.	7,400	179,408
Rakuten, Inc. (b)	76,600	882,019
Recruit Holdings Co., Ltd.	10,200	299,675
Resona Holdings, Inc.	169,400	821,560
Ricoh Co., Ltd. (a)	51,000	523,399
Rinnai Corp.	2,800	247,686
Rohm Co., Ltd.	6,700	338,316
Ryohin Keikaku Co., Ltd.	1,800	364,613
Sankyo Co., Ltd.	3,900	145,345
Santen Pharmaceutical Co., Ltd.	27,500	451,874
SBI Holdings, Inc.	19,011	205,046
Secom Co., Ltd.	15,800	1,068,291
Sega Sammy Holdings, Inc.	13,300	124,100
Seibu Holdings, Inc.	9,000	183,922
Seiko Epson Corp.	20,000	307,129
Sekisui Chemical Co., Ltd.	28,000	364,927
Sekisui House, Ltd.	46,800	785,784

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Seven & I Holdings Co., Ltd.	57,500	$2,619,557
Seven Bank, Ltd.	43,000	188,064
Shikoku Electric Power Co., Inc. (a)	15,100	235,451
Shimadzu Corp.	17,000	284,594
Shimamura Co., Ltd. (a)	1,400	163,496
Shimano, Inc.	6,000	918,205
Shimizu Corp.	54,000	439,652
Shin-Etsu Chemical Co., Ltd.	31,400	1,704,104
Shinsei Bank, Ltd.	160,000	294,084
Shionogi & Co., Ltd.	22,100	998,282
Shiseido Co., Ltd. (a)	29,300	605,805
Shizuoka Bank, Ltd. (The)	41,000	397,082
SMC Corp.	4,000	1,036,455
SoftBank Group Corp.	72,200	3,635,447
Sohgo Security Services Co., Ltd.	4,800	224,443
Sompo Japan Nipponkoa Holdings, Inc.	26,999	882,384
Sony Corp.	95,900	2,347,442
Sony Financial Holdings, Inc.	12,800	228,456
Stanley Electric Co., Ltd.	11,800	259,697
Sumitomo Chemical Co., Ltd.	109,000	625,055
Sumitomo Corp.	93,000	946,423
Sumitomo Dainippon Pharma Co., Ltd. (a)	12,500	146,960
Sumitomo Electric Industries, Ltd.	56,334	793,108
Sumitomo Heavy Industries, Ltd.	39,000	174,555
Sumitomo Metal Mining Co., Ltd.	40,000	483,066
Sumitomo Mitsui Financial Group, Inc.	97,000	3,656,021
Sumitomo Mitsui Trust Holdings, Inc.	265,262	1,000,622
Sumitomo Realty & Development Co., Ltd.	28,000	797,139
Sumitomo Rubber Industries, Ltd.	12,500	162,357
Suntory Beverage & Food, Ltd.	10,400	455,609
Suruga Bank, Ltd.	13,000	267,639
Suzuken Co., Ltd.	5,800	220,894
Suzuki Motor Corp.	30,200	916,062
Sysmex Corp.	10,300	658,200
T&D Holdings, Inc.	49,200	646,214
Taiheiyo Cement Corp.	82,000	238,883
Taisei Corp.	80,000	526,620
Taisho Pharmaceutical Holdings Co., Ltd. (a)	3,000	211,663
Takashimaya Co., Ltd.	19,000	170,828
Takeda Pharmaceutical Co., Ltd.	60,300	2,999,444
TDK Corp.	10,500	671,073
Teijin, Ltd.	66,000	224,618
Terumo Corp.	22,000	680,386
THK Co., Ltd.	7,700	142,371
Tobu Railway Co., Ltd.	73,000	359,573
Toho Co., Ltd.	8,500	235,319
Toho Gas Co., Ltd.	31,000	200,027
Tohoku Electric Power Co., Inc.	39,800	497,128
Tokio Marine Holdings, Inc.	51,400	1,978,820
Tokyo Electric Power Co., Inc. (b)	102,700	590,200
Tokyo Electron, Ltd.	12,400	743,543
Tokyo Gas Co., Ltd.	170,000	797,884
Tokyo Tatemono Co., Ltd.	14,500	157,521
Tokyu Corp.	96,000	758,737
Tokyu Fudosan Holdings Corp.	37,000	231,328
TonenGeneral Sekiyu KK	18,000	151,138
Toppan Printing Co., Ltd.	41,000	377,210

Japan—(Continued)
Toray Industries, Inc. (a)	111,000	1,029,279
Toshiba Corp. (a) (b)	313,000	641,770
TOTO, Ltd.	9,500	332,807
Toyo Seikan Group Holdings, Ltd. (a)	10,200	188,519
Toyo Suisan Kaisha, Ltd.	6,000	208,677
Toyota Industries Corp.	12,600	672,808
Toyota Motor Corp.	206,100	12,639,911
Toyota Tsusho Corp.	14,500	338,866
Trend Micro, Inc. (b)	7,000	283,721
Unicharm Corp.	26,700	543,893
United Urban Investment Corp. (REIT)	266	360,494
USS Co., Ltd.	16,600	249,550
West Japan Railway Co.	13,700	944,218
Yahoo Japan Corp.	101,500	412,160
Yakult Honsha Co., Ltd. (a)	6,300	307,889
Yamada Denki Co., Ltd. (a)	55,900	241,543
Yamaguchi Financial Group, Inc. (a)	15,000	177,600
Yamaha Corp.	11,000	265,553
Yamaha Motor Co., Ltd.	17,800	398,545
Yamato Holdings Co., Ltd.	27,000	571,776
Yamazaki Baking Co., Ltd. (a)	9,000	201,871
Yaskawa Electric Corp.	18,000	244,788
Yokogawa Electric Corp.	16,300	195,808

		215,420,485

Luxembourg—0.1%
ArcelorMittal (a)	75,087	313,613
Tenaris S.A. (a)	32,705	389,182

		702,795

Netherlands—2.7%
Aegon NV	144,233	813,783
AerCap Holdings NV (b)	6,800	293,488
Airbus Group SE	44,953	3,017,051
Akzo Nobel NV	17,901	1,195,176
Altice NV - Class A (b)	26,410	377,501
ASML Holding NV	26,377	2,349,651
Boskalis Westminster	6,001	244,364
CNH Industrial NV	78,026	531,654
Fiat Chrysler Automobiles NV (b)	59,813	836,784
Gemalto NV	5,659	338,002
Heineken Holding NV	8,233	630,887
Heineken NV	18,019	1,537,257
ING Groep NV	294,224	3,958,923
Koninklijke Ahold NV	66,939	1,412,705
Koninklijke DSM NV	13,385	669,538
Koninklijke KPN NV	263,537	994,712
Koninklijke Philips NV	70,528	1,792,462
Koninklijke Vopak NV	4,391	188,754
NN Group NV	18,194	639,536
NXP Semiconductors NV (b)	9,100	766,675
OCI NV (b)	6,200	152,571
QIAGEN NV (b)	15,370	415,660
Randstad Holding NV	9,402	584,607
RELX NV	74,477	1,251,879
STMicroelectronics NV	44,693	298,014

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Netherlands—(Continued)
TNT Express NV	37,717	$319,028
Wolters Kluwer NV	22,968	769,241

		26,379,903

New Zealand—0.2%
Auckland International Airport, Ltd.	99,212	390,078
Contact Energy, Ltd.	58,969	190,930
Fletcher Building, Ltd.	56,031	280,442
Meridian Energy, Ltd.	124,449	202,920
Ryman Healthcare, Ltd.	29,900	173,807
Spark New Zealand, Ltd.	127,873	288,486

		1,526,663

Norway—0.5%
DNB ASA	70,539	868,141
Gjensidige Forsikring ASA	14,357	228,629
Norsk Hydro ASA	92,923	345,613
Orkla ASA	68,492	540,551
Schibsted ASA - Class B (b)	6,744	214,085
Schibsted ASA - Class A	5,724	187,879
Statoil ASA	82,820	1,158,385
Telenor ASA	58,784	977,978
Yara International ASA	12,586	542,103

		5,063,364

Portugal—0.1%
Banco Comercial Portugues S.A. - Class R (a) (b)	2,472,000	130,105
Banco Espirito Santo S.A. (b) (c) (d)	199,038	0
EDP - Energias de Portugal S.A.	198,295	712,362
Galp Energia SGPS S.A.	31,688	367,172
Jeronimo Martins SGPS S.A.	16,641	216,125

		1,425,764

Singapore—1.2%
Ascendas Real Estate Investment Trust (REIT)	141,000	225,699
CapitaLand Commercial Trust (REIT)	143,000	135,685
CapitaLand Mall Trust (REIT)	240,200	325,340
CapitaLand, Ltd.	227,200	532,951
City Developments, Ltd.	34,000	182,776
ComfortDelGro Corp., Ltd.	153,000	327,089
DBS Group Holdings, Ltd.	134,767	1,576,950
Genting Singapore plc (a)	418,200	225,285
Global Logistic Properties, Ltd.	278,000	418,357
Golden Agri-Resources, Ltd.	605,100	144,077
Hutchison Port Holdings Trust - Class U (a)	538,000	284,214
Jardine Cycle & Carriage, Ltd. (a)	8,888	216,756
Keppel Corp., Ltd. (a)	128,900	587,898
Oversea-Chinese Banking Corp., Ltd. (a)	231,764	1,431,653
Sembcorp Industries, Ltd. (a)	71,000	151,849
Singapore Airlines, Ltd.	36,540	287,409
Singapore Exchange, Ltd.	56,000	302,781
Singapore Press Holdings, Ltd. (a)	153,050	424,086
Singapore Technologies Engineering, Ltd.	130,000	274,345
Singapore Telecommunications, Ltd.	628,020	1,615,402

Singapore—(Continued)
Suntec Real Estate Investment Trust (REIT) (a)	179,000	194,438
United Overseas Bank, Ltd.	95,492	1,313,913
UOL Group, Ltd.	33,000	144,637
Wilmar International, Ltd.	130,000	267,642

		11,591,232

Spain—3.0%
Abertis Infraestructuras S.A.	39,268	611,821
ACS Actividades de Construccion y Servicios S.A.	13,045	379,892
Aena S.A. (b)	5,774	657,574
Amadeus IT Holding S.A. - A Shares	33,021	1,453,421
Banco Bilbao Vizcaya Argentaria S.A.	484,910	3,534,783
Banco de Sabadell S.A. (a)	366,645	649,127
Banco Popular Espanol S.A. (a)	129,620	426,657
Banco Santander S.A.	1,099,771	5,397,127
Bankia S.A.	323,299	375,821
Bankinter S.A.	48,939	346,754
CaixaBank S.A. (a)	195,134	678,525
Distribuidora Internacional de Alimentacion S.A. (a) (b)	40,490	237,782
Enagas S.A.	15,504	436,069
Endesa S.A.	23,384	468,296
Ferrovial S.A.	36,902	832,501
Gas Natural SDG S.A.	24,586	499,247
Grifols S.A.	11,921	548,566
Iberdrola S.A.	410,996	2,912,475
Industria de Diseno Textil S.A.	82,989	2,846,693
International Consolidated Airlines Group S.A. - Class DI	55,510	494,635
Mapfre S.A.	74,474	185,674
Red Electrica Corp. S.A.	9,130	760,673
Repsol S.A.	81,910	891,386
Telefonica S.A.	337,307	3,721,536
Zardoya Otis S.A. (a)	9,905	115,362

		29,462,397

Sweden—2.7%
Alfa Laval AB (a)	20,852	379,099
Assa Abloy AB - Class B	76,998	1,614,774
Atlas Copco AB - A Shares	51,088	1,246,190
Atlas Copco AB - B Shares	32,703	752,873
Boliden AB	18,744	311,186
Electrolux AB - Series B	17,118	411,409
Getinge AB - B Shares (a)	13,484	351,372
Hennes & Mauritz AB - B Shares	70,668	2,519,681
Hexagon AB - B Shares	19,206	712,449
Husqvarna AB - B Shares	25,677	169,630
ICA Gruppen AB	5,619	203,730
Industrivarden AB - C Shares	16,050	274,686
Investment AB Kinnevik - B Shares	16,520	507,074
Investor AB - B Shares	35,158	1,295,204
Lundin Petroleum AB (a) (b)	16,017	229,883
Millicom International Cellular S.A.	5,384	307,055
Nordea Bank AB	231,088	2,524,797
Sandvik AB (a)	84,986	737,028

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—(Continued)
Securitas AB - B Shares	21,462	$327,335
Skandinaviska Enskilda Banken AB - Class A	113,626	1,189,542
Skanska AB - B Shares	30,119	581,933
SKF AB - B Shares	32,785	529,233
Svenska Cellulosa AB SCA - B Shares	46,579	1,354,438
Svenska Handelsbanken AB - A Shares	113,923	1,505,714
Swedbank AB - A Shares	68,898	1,515,100
Swedish Match AB	14,499	513,628
Tele2 AB - B Shares	21,032	209,186
Telefonaktiebolaget LM Ericsson - B Shares	231,531	2,245,659
TeliaSonera AB	193,275	962,350
Volvo AB - B Shares	112,044	1,035,728

		26,517,966

Switzerland—9.0%
ABB, Ltd. (b)	165,867	2,945,911
Actelion, Ltd. (b)	7,563	1,041,281
Adecco S.A. (b)	12,943	889,248
Aryzta AG (b)	7,132	361,067
Baloise Holding AG	4,297	545,236
Barry Callebaut AG (a) (b)	132	144,049
Chocoladefabriken Lindt & Spruengli AG	7	521,313
Chocoladefabriken Lindt & Spruengli AG (Participation Certifcate)	81	504,878
Cie Financiere Richemont S.A.	39,713	2,854,428
Coca-Cola HBC AG (b)	13,800	294,171
Credit Suisse Group AG (b)	136,631	2,954,822
Dufry AG (b)	2,990	354,849
EMS-Chemie Holding AG	579	253,681
Galenica AG	295	460,219
Geberit AG	2,876	967,917
Givaudan S.A. (b)	717	1,290,903
Glencore plc (b)	910,969	1,211,863
Julius Baer Group, Ltd. (b)	17,027	816,827
Kuehne & Nagel International AG	4,135	567,309
LafargeHolcim, Ltd. (b)	32,319	1,620,400
Lonza Group AG (b)	3,785	615,711
Nestle S.A.	240,758	17,856,561
Novartis AG	171,592	14,675,891
Pargesa Holding S.A.	1,694	106,785
Partners Group Holding AG	1,228	441,160
Roche Holding AG	52,948	14,600,587
Schindler Holding AG	1,428	239,755
Schindler Holding AG (Participation Certificate)	3,222	539,836
SGS S.A.	429	817,774
Sika AG	170	609,790
Sonova Holding AG	4,058	515,457
Sulzer AG	1,649	155,161
Swatch Group AG (The)	3,213	217,176
Swatch Group AG (The) - Bearer Shares (a)	2,384	832,457
Swiss Life Holding AG (b)	2,149	577,094
Swiss Prime Site AG (b)	4,882	381,451
Swiss Re AG	26,793	2,607,936
Swisscom AG	1,911	950,938
Syngenta AG	7,113	2,793,555

Switzerland—(Continued)
Transocean, Ltd. (Swiss-Traded Shares) (a)	24,746	307,901
UBS Group AG	277,836	5,349,853
Zurich Insurance Group AG (b)	11,437	2,920,007

		88,713,208

United Kingdom—18.0%
3i Group plc	83,477	588,257
Aberdeen Asset Management plc (a)	62,282	265,277
Admiral Group plc	16,009	389,312
Aggreko plc (a)	17,661	237,508
Amec Foster Wheeler plc	28,170	177,843
Anglo American plc	114,075	502,497
Antofagasta plc (a)	26,957	184,686
ARM Holdings plc	107,371	1,621,040
Ashtead Group plc	36,539	601,113
Associated British Foods plc	27,546	1,355,626
AstraZeneca plc	95,186	6,434,119
Auto Trader Group plc (b)	56,700	370,448
Aviva plc	310,840	2,348,245
Babcock International Group plc	22,688	337,782
BAE Systems plc	242,267	1,782,668
Barclays plc	1,274,481	4,124,246
Barratt Developments plc	73,185	670,515
BG Group plc	259,809	3,766,805
BP plc	1,389,132	7,237,216
British American Tobacco plc	141,824	7,875,168
British Land Co. plc (The) (REIT)	73,348	844,079
BT Group plc	636,556	4,398,477
Bunzl plc	27,344	755,192
Burberry Group plc	32,742	575,778
Capita plc	48,717	866,609
Carnival plc	15,318	869,541
Centrica plc	369,393	1,186,256
Cobham plc	99,074	411,169
Compass Group plc	123,769	2,141,734
Croda International plc	9,658	430,389
Diageo plc	190,264	5,187,537
Direct Line Insurance Group plc	97,139	580,122
Dixons Carphone plc	68,700	504,795
easyJet plc	10,815	276,783
Fiat Chrysler Automobiles NV (b)	10,974	151,045
Fresnillo plc	22,254	232,873
G4S plc	106,542	353,794
GKN plc	126,099	572,361
GlaxoSmithKline plc	370,223	7,476,242
Hammerson plc (REIT)	56,484	499,104
Hargreaves Lansdown plc	17,623	390,129
HSBC Holdings plc	1,484,754	11,714,457
ICAP plc	36,213	271,793
IMI plc (a)	20,055	252,950
Imperial Tobacco Group plc	72,815	3,828,966
Inmarsat plc	33,445	557,132
InterContinental Hotels Group plc	18,621	722,416
Intertek Group plc	14,174	579,554
Intu Properties plc (REIT)	62,951	294,124
Investec plc	41,855	295,314

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
J Sainsbury plc (a)	120,106	$457,580
Johnson Matthey plc	16,508	640,907
Kingfisher plc	189,541	917,596
Land Securities Group plc (REIT)	59,558	1,032,350
Legal & General Group plc	444,946	1,754,427
Lloyds Banking Group plc	4,344,041	4,674,624
London Stock Exchange Group plc	25,259	1,020,544
Marks & Spencer Group plc	117,699	781,990
Meggitt plc	55,862	308,059
Melrose Industries plc	67,335	287,259
Merlin Entertainments plc	52,353	350,769
Mondi plc	27,093	528,269
National Grid plc	284,641	3,914,218
Next plc	10,555	1,131,257
Old Mutual plc	378,865	997,310
Pearson plc	63,486	685,959
Persimmon plc (b)	22,805	680,908
Petrofac, Ltd. (a)	17,337	203,089
Provident Financial plc	11,099	549,605
Prudential plc	195,189	4,368,984
Randgold Resources, Ltd.	6,315	389,574
Reckitt Benckiser Group plc	48,876	4,498,069
RELX plc	85,441	1,497,685
Rexam plc	61,505	545,475
Rio Tinto plc	96,229	2,803,798
Rolls-Royce Holdings plc (b)	138,645	1,173,318
Royal Bank of Scotland Group plc (b)	262,192	1,159,749
Royal Dutch Shell plc - A Shares	296,297	6,655,405
Royal Dutch Shell plc - B Shares (a)	185,664	4,238,641
Royal Mail plc	67,965	442,171
RSA Insurance Group plc	72,429	455,045
SABMiller plc	72,849	4,362,741
Sage Group plc (The)	79,455	706,319
Schroders plc	8,724	379,865
Segro plc (REIT)	61,844	390,315
Severn Trent plc	20,415	654,584
Sky plc	81,836	1,338,642
Smith & Nephew plc	66,221	1,171,857
Smiths Group plc	31,976	442,270
Sports Direct International plc (b)	18,899	160,207
SSE plc	74,903	1,676,930
St. James’s Place plc	38,927	574,035
Standard Chartered plc	243,770	2,021,985
Standard Life plc	143,071	820,737
Tate & Lyle plc	33,576	295,836
Taylor Wimpey plc	240,026	716,612
Tesco plc (b)	621,955	1,368,590
Travis Perkins plc	20,832	601,788
Unilever NV	123,932	5,367,206
Unilever plc	96,514	4,131,674
United Utilities Group plc	57,234	788,598
Vodafone Group plc	2,017,163	6,523,236
Weir Group plc (The)	17,104	251,532
Whitbread plc	14,502	936,991
William Hill plc	82,380	480,632

United Kingdom—(Continued)
WM Morrison Supermarkets plc (a)	166,578	361,428
Wolseley plc	20,872	1,134,347
WPP plc	97,220	2,237,327

		177,132,004

United States—0.0%
Mobileye NV (b)	6,200	262,136

Total Common Stocks (Cost $864,529,102)		920,160,293

Mutual Fund—4.1%

United States—4.1%
iShares MSCI EAFE ETF (a) (e) (Cost $40,831,358)	689,000	40,478,750

Preferred Stocks—0.5%

Germany—0.5%
Bayerische Motoren Werke (BMW) AG	3,505	293,473
FUCHS Petrolub SE	4,900	231,419
Henkel AG & Co. KGaA	13,964	1,555,951
Porsche Automobil Holding SE	11,870	642,950
Volkswagen AG	14,014	2,029,363

Total Preferred Stocks (Cost $3,736,011)		4,753,156

Rights—0.0%

Italy—0.0%
UBI Banca, Expires 01/12/16 (b) (d)	67,193	0

Singapore—0.0%
Ascendas Real Estate Investment Trust (REIT), Expires 01/13/16 (b)	5,287	231

Spain—0.0%
Repsol S.A., Expires 01/14/16 (b)	81,910	40,841

Total Rights (Cost $41,394)		41,072

Short-Term Investments—7.8%

Discount Notes—1.6%
Federal Home Loan Bank 0.094%, 01/04/16 (f)	6,800,000	6,799,930
0.177%, 01/06/16 (f)	750,000	749,978
0.197%, 02/05/16 (f)	475,000	474,908
0.261%, 04/15/16 (f)	325,000	324,753
0.313%, 03/09/16 (f)	4,950,000	4,947,072

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2015

Short-Term Investments—(Continued)

Security Description	Shares/ Principal Amount*	Value

Discount Notes—(Continued)
0.352%, 05/04/16 (f)	1,650,000	$1,648,011
Freddie Mac 0.146%, 01/27/16 (f)	250,000	249,973

		15,194,625

Mutual Fund—6.1%
State Street Navigator Securities Lending MET Portfolio (g)	60,347,780	60,347,780

U.S. Treasury—0.1%
U.S. Treasury Bills 0.112%, 01/07/16 (f)	200,000	199,995
0.207%, 04/21/16 (f)	900,000	899,430

		1,099,425

Total Short-Term Investments (Cost $76,641,830)		76,641,830

Total Investments—106.0% (Cost $985,779,695) (h)		1,042,075,101
Other assets and liabilities (net)—(6.0)%		(58,753,537)

Net Assets—100.0%		$983,321,564

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $58,306,025 and the collateral received consisted of cash in the amount of $60,347,780 and non-cash collateral with a value of $1,052,438. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent less than 0.05% of net assets.
(d)	Illiquid security. As of December 31, 2015, these securities represent 0.0% of net assets.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2015, the market value of securities pledged was $1,762,500.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(h)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,001,261,395. The aggregate unrealized appreciation and depreciation of investments were $200,471,364 and $(159,657,658) respectively, resulting in net unrealized appreciation of $40,813,706 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Ten Largest Industries as of December 31, 2015 (Unaudited)	% of Net Assets
Banks	12.0
Pharmaceuticals	9.2
Insurance	5.6
Oil, Gas & Consumable Fuels	4.1
Automobiles	3.9
Chemicals	3.3
Food Products	3.1
Diversified Telecommunication Services	3.0
Beverages	2.5
Machinery	2.2

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
MSCI EAFE Mini Index Futures	03/18/16	179	USD	15,303,965	$(105,075)

(USD)—	United States Dollar

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$59,698	$64,607,112	$—	$64,666,810
Austria	—	1,636,292	—	1,636,292
Belgium	—	13,340,055	—	13,340,055
Denmark	—	17,505,585	—	17,505,585
Finland	—	8,401,766	—	8,401,766
France	905,109	85,877,346	—	86,782,455
Germany	—	79,913,600	—	79,913,600
Hong Kong	—	28,563,373	—	28,563,373
Ireland	—	8,492,284	—	8,492,284
Israel	472,004	6,341,745	—	6,813,749
Italy	—	19,846,407	—	19,846,407
Japan	978,287	214,442,198	—	215,420,485
Luxembourg	—	702,795	—	702,795
Netherlands	1,896,947	24,482,956	—	26,379,903
New Zealand	—	1,526,663	—	1,526,663
Norway	—	5,063,364	—	5,063,364
Portugal	—	1,425,764	0	1,425,764
Singapore	—	11,591,232	—	11,591,232
Spain	—	29,462,397	—	29,462,397
Sweden	—	26,517,966	—	26,517,966
Switzerland	—	88,713,208	—	88,713,208
United Kingdom	—	177,132,004	—	177,132,004
United States	262,136	—	—	262,136
Total Common Stocks	4,574,181	915,586,112	0	920,160,293
Total Mutual Fund*	40,478,750	—	—	40,478,750
Total Preferred Stocks*	—	4,753,156	—	4,753,156
Total Rights*	41,072	—	—	41,072

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Discount Notes	$—	$15,194,625	$—	$15,194,625
Mutual Fund	60,347,780	—	—	60,347,780
U.S. Treasury	—	1,099,425	—	1,099,425
Total Short-Term Investments	60,347,780	16,294,050	—	76,641,830
Total Investments	$105,441,783	$936,633,318	$0	$1,042,075,101

Collateral for Securities Loaned (Liability)	$—	$(60,347,780)	$—	$(60,347,780)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(105,075)	$—	$—	$(105,075)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $4,958,816 were due to the application of a systematic fair valuation model factor. Transfers from Level 2 to Level 1 in the amount of $682,908 were due to the discontinuation of a systematic fair valuation model factor.

As of December 31, 2015, the security designated as Level 3 was fair valued using significant unobservable inputs under procedures adopted by the Board. Such valuations were based on a review of inputs such as, but not limited to, similar securities, company specific financial information, and company specific news. For this security there was no change in the value and valuation techniques used since the December 31, 2014 annual report. The Level 3 security comprised 0.0% of net assets of the Portfolio. As such, the Level 3 roll forward and change in unrealized appreciation (depreciation) of the Level 3 security held at December 31, 2015 have not been presented.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$1,042,075,101
Cash	14,199
Cash denominated in foreign currencies (c)	138,479
Receivable for:
Investments sold	18,928
Fund shares sold	1,115,271
Dividends	1,687,195
Prepaid expenses	2,747

Total Assets	1,045,051,920
Liabilities
Collateral for securities loaned	60,347,780
Payables for:
Fund shares redeemed	401,686
Variation margin on futures contracts	201,375
Accrued Expenses:
Management fees	248,609
Distribution and service fees	111,625
Deferred trustees’ fees	76,579
Other expenses	342,702

Total Liabilities	61,730,356

Net Assets	$983,321,564

Net Assets Consist of:
Paid in surplus	$953,822,979
Undistributed net investment income	18,316,673
Accumulated net realized loss	(44,923,723)
Unrealized appreciation on investments, futures contracts and foreign currency transactions	56,105,635

Net Assets	$983,321,564

Net Assets
Class A	$464,865,345
Class B	393,987,892
Class E	31,322,918
Class G	93,145,409
Capital Shares Outstanding*
Class A	38,286,134
Class B	33,088,988
Class E	2,593,776
Class G	7,867,133
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.14
Class B	11.91
Class E	12.08
Class G	11.84

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $985,779,695.
(b)	Includes securities loaned at value of $58,306,025.
(c)	Identified cost of cash denominated in foreign currencies was $138,679.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$29,429,225
Interest	25,179
Securities lending income	745,664

Total investment income	30,200,068
Expenses
Management fees	3,016,046
Administration fees	24,497
Custodian and accounting fees	549,028
Distribution and service fees—Class B	1,034,076
Distribution and service fees—Class E	50,826
Distribution and service fees—Class G	290,423
Audit and tax services	40,460
Legal	26,656
Trustees’ fees and expenses	37,591
Shareholder reporting	156,000
Insurance	6,395
Miscellaneous	147,440

Total expenses	5,379,438
Less management fee waiver	(26,189)

Net expenses	5,353,249

Net Investment Income	24,846,819

Net Realized and Unrealized Loss
Net realized loss on:
Investments	(5,832,645)
Futures contracts	(81,098)
Foreign currency transactions	(212,839)

Net realized loss	(6,126,582)

Net change in unrealized depreciation on:
Investments	(29,234,433)
Futures contracts	(121,855)
Foreign currency transactions	(29,174)

Net change in unrealized depreciation	(29,385,462)

Net realized and unrealized loss	(35,512,044)

Net Decrease in Net Assets From Operations	$(10,665,225)

(a)	Net of foreign withholding taxes of $2,273,625.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$24,846,819	$31,236,779
Net realized loss	(6,126,582)	(2,261,485)
Net change in unrealized depreciation	(29,385,462)	(89,533,496)

Decrease in net assets from operations	(10,665,225)	(60,558,202)

From Distributions to Shareholders
Net investment income
Class A	(14,562,770)	(10,334,152)
Class B	(12,357,853)	(9,801,239)
Class E	(1,026,590)	(904,946)
Class G	(3,019,719)	(2,227,213)

Total distributions	(30,966,932)	(23,267,550)

Increase in net assets from capital share transactions	64,623,279	88,627,258

Total increase in net assets	22,991,122	4,801,506

Net Assets
Beginning of period	960,330,442	955,528,936

End of period	$983,321,564	$960,330,442

Undistributed net investment income
End of period	$18,316,673	$24,138,888

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	6,272,137	$79,515,163	7,597,394	$101,943,757
Reinvestments	1,108,278	14,562,770	772,936	10,334,152
Redemptions	(3,046,693)	(39,870,679)	(2,945,620)	(39,809,978)

Net increase	4,333,722	$54,207,254	5,424,710	$72,467,931

Class B
Sales	2,583,811	$31,901,634	3,126,359	$40,720,123
Reinvestments	957,973	12,357,853	745,909	9,801,239
Redemptions	(3,059,588)	(39,653,025)	(2,417,922)	(32,413,489)

Net increase	482,196	$4,606,462	1,454,346	$18,107,873

Class E
Sales	156,699	$1,969,785	160,476	$2,124,600
Reinvestments	78,486	1,026,590	67,990	904,946
Redemptions	(364,841)	(4,779,099)	(330,142)	(4,465,186)

Net decrease	(129,656)	$(1,782,724)	(101,676)	$(1,435,640)

Class G
Sales	2,300,480	$29,415,668	1,583,548	$20,799,598
Reinvestments	235,364	3,019,719	170,276	2,227,213
Redemptions	(2,007,117)	(24,843,100)	(1,766,344)	(23,539,717)

Net increase (decrease)	528,727	$7,592,287	(12,520)	$(512,906)

Increase derived from capital shares transactions		$64,623,279		$88,627,258

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.67	$13.83	$11.72	$10.22	$11.95

Income (Loss) from Investment Operations
Net investment income (a)	0.34	0.45	0.35	0.35	0.36
Net realized and unrealized gain (loss) on investments	(0.45)	(1.26)	2.15	1.49	(1.80)

Total from investment operations	(0.11)	(0.81)	2.50	1.84	(1.44)

Less Distributions
Distributions from net investment income	(0.42)	(0.35)	(0.39)	(0.34)	(0.29)

Total distributions	(0.42)	(0.35)	(0.39)	(0.34)	(0.29)

Net Asset Value, End of Period	$12.14	$12.67	$13.83	$11.72	$10.22

Total Return (%) (b)	(1.09)	(6.00)	21.86	18.33	(12.50)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.40	0.40	0.40	0.41	0.41
Net ratio of expenses to average net assets (%) (c)	0.40	0.40	0.40	0.40	0.41
Ratio of net investment income to average net assets (%)	2.59	3.34	2.76	3.25	3.09
Portfolio turnover rate (%)	9	9	10	8	11
Net assets, end of period (in millions)	$464.9	$430.0	$394.5	$297.7	$283.2

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.43	$13.58	$11.52	$10.05	$11.75

Income (Loss) from Investment Operations
Net investment income (a)	0.30	0.42	0.31	0.32	0.32
Net realized and unrealized gain (loss) on investments	(0.43)	(1.25)	2.11	1.46	(1.76)

Total from investment operations	(0.13)	(0.83)	2.42	1.78	(1.44)

Less Distributions
Distributions from net investment income	(0.39)	(0.32)	(0.36)	(0.31)	(0.26)

Total distributions	(0.39)	(0.32)	(0.36)	(0.31)	(0.26)

Net Asset Value, End of Period	$11.91	$12.43	$13.58	$11.52	$10.05

Total Return (%) (b)	(1.28)	(6.27)	21.52	18.02	(12.65)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	0.65	0.65	0.66	0.66
Net ratio of expenses to average net assets (%) (c)	0.65	0.65	0.65	0.65	0.66
Ratio of net investment income to average net assets (%)	2.37	3.14	2.55	2.99	2.83
Portfolio turnover rate (%)	9	9	10	8	11
Net assets, end of period (in millions)	$394.0	$405.3	$422.9	$375.4	$329.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.60	$13.75	$11.66	$10.17	$11.89

Income (Loss) from Investment Operations
Net investment income (a)	0.32	0.44	0.33	0.33	0.34
Net realized and unrealized gain (loss) on investments	(0.44)	(1.26)	2.13	1.48	(1.79)

Total from investment operations	(0.12)	(0.82)	2.46	1.81	(1.45)

Less Distributions
Distributions from net investment income	(0.40)	(0.33)	(0.37)	(0.32)	(0.27)

Total distributions	(0.40)	(0.33)	(0.37)	(0.32)	(0.27)

Net Asset Value, End of Period	$12.08	$12.60	$13.75	$11.66	$10.17

Total Return (%) (b)	(1.18)	(6.11)	21.62	18.13	(12.59)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	0.55	0.55	0.56	0.56
Net ratio of expenses to average net assets (%) (c)	0.55	0.55	0.55	0.55	0.56
Ratio of net investment income to average net assets (%)	2.48	3.26	2.66	3.11	2.94
Portfolio turnover rate (%)	9	9	10	8	11
Net assets, end of period (in millions)	$31.3	$34.3	$38.9	$37.0	$35.5

	Class G
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.36	$13.51	$11.47	$10.01	$11.70

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.41	0.31	0.31	0.31
Net realized and unrealized gain (loss) on investments	(0.42)	(1.25)	2.09	1.46	(1.75)

Total from investment operations	(0.13)	(0.84)	2.40	1.77	(1.44)

Less Distributions
Distributions from net investment income	(0.39)	(0.31)	(0.36)	(0.31)	(0.25)

Total distributions	(0.39)	(0.31)	(0.36)	(0.31)	(0.25)

Net Asset Value, End of Period	$11.84	$12.36	$13.51	$11.47	$10.01

Total Return (%) (b)	(1.31)	(6.33)	21.44	17.94	(12.65)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	0.70	0.70	0.71	0.71
Net ratio of expenses to average net assets (%) (c)	0.70	0.70	0.70	0.70	0.71
Ratio of net investment income to average net assets (%)	2.32	3.10	2.49	2.94	2.80
Portfolio turnover rate (%)	9	9	10	8	11
Net assets, end of period (in millions)	$93.1	$90.7	$99.3	$69.8	$58.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MSCI EAFE Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MSF-20

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-21

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(32,425,886)	$—	$—	$—	$(32,425,886)
Mutual Funds	(27,921,894)	—	—	—	(27,921,894)
Total	$(60,347,780)	$—	$—	$—	$(60,347,780)
Total Borrowings	$(60,347,780)	$—	$—	$—	$(60,347,780)
Gross amount of recognized liabilities for securities lending transactions					$(60,347,780)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to

MSF-22

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$105,075

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(81,098)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(121,855)

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$8,950

‡	Averages are based on activity levels during 2015.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve

MSF-23

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$144,233,892	$0	$88,705,565

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.300% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2015 were $3,016,046.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $500 million
0.040%	Of the next $500 million
0.020%	On amounts over $1 billion

Fees earned by MIA with respect to the Portfolio for the year ended December 31, 2015 were $448,460.

MSF-24

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$30,966,932	$23,267,550	$—	$—	$30,966,932	$23,267,550

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$24,771,084	$—	$40,729,010	$(26,531,041)	$(9,393,890)	$29,575,163

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained

MSF-25

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the post-enactment accumulated short-term capital losses were $994,804, the post-enactment accumulated long-term capital losses were $8,399,086 and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/18	Total
$23,421,712	$3,109,329	$26,531,041

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MSF-26

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MSCI EAFE Index Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MSCI EAFE Index Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MSCI EAFE Index Portfolio of the Metropolitan Series Fund, as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-27

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-28

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-29

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.
The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-30

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MSF-31

Metropolitan Series Fund

MSCI EAFE Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MSCI EAFE Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2015. The Board also noted that the Portfolio outperformed its Lipper Index for the three-year period ended June 30, 2015 and underperformed its Lipper Index for the one- and five-year periods ended June 30, 2015. The Board took into account that the Portfolio underperformed its benchmark, the MSCI EAFE Index, for the one-, three-, and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-32

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the Neuberger Berman Genesis Portfolio returned 0.58%, 0.38%, and 0.43%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned -7.47%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. stock market was volatile and generated a modest gain in 2015. The market was supported by continued economic growth in the U.S. However, the market experienced several bouts of investor risk aversion, some of which were triggered by moderating growth overseas, uncertainties regarding future monetary policy and geopolitical issues. As telegraphed by the Federal Reserve, the U.S. central bank raised interest rates for the first time in nearly a decade at its meeting in December 2015. The overall U.S. stock market, as measured by the S&P 500 Index, gained 1.38% for the 12 months ended December 31, 2015. Small-cap stocks generated weak results, as the Russell 2000 Index declined 4.41% during the year. There was a significant dispersion between small-cap growth and value stocks, as the Russell 2000 Growth and Value Indexes returned -1.38% and -7.47%, respectively.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell 2000 Value Index during the reporting period. Strong stock selection drove the Portfolio’s outperformance, whereas sector allocation was a drag on results.

From a stock selection perspective, the Portfolio benefited from a preference for higher quality, less cyclical and less speculative companies. These include organizations that have above average levels of profitability, are largely self-financing and have relatively low leverage. This resulted in positive relative results from eight of nine sectors in which the Portfolio invested in during the period. The largest contributors to performance during the period were in the Materials, Information Technology, Health Care and Consumer Discretionary sectors. Examples of individual stocks that produced strong returns included Manhattan Associates, Inc., Tyler Technologies, Inc. and ICON plc. Manhattan Associates provides software solutions designed to enable the efficient movement of goods through the supply chain. The company reported solid results throughout the year and provided guidance on its third quarter 2015 conference call that implied continued momentum in its business. Tyler Technologies provides software and services for local governments throughout the U.S. The company recently announced solid earnings and a strategically significant acquisition which eliminates a competitor and expands its addressable market opportunity. ICON plc is a contract research organization, providing pharmaceutical/biotechnology firms with various services in support of new drug development. The stock performed strongly in 2015 due to very strong earnings per share growth. This was driven by moderate revenue growth levered strongly by margin expansion and less so by share repurchases.

A number of individual holdings were negative for performance due to company-specific issues. These include Polaris Industries, Inc., CLARCOR, Inc. and Westinghouse Air Brake Technologies Corp. Polaris Industries designs and manufactures off-road vehicles, including all-terrain vehicles and side-by-side vehicles, for recreational and utility purposes. While the company has delivered strong results in recent years, they stumbled in 2015 due to both self-inflicted (operational missteps) and external (aggressive competition) issues. The stock performed poorly during the last three months of the year. CLARCOR is a leading manufacturer of filtration products and services for diversified end markets, with 80% of sales from recurring aftermarket business. Its shares underperformed in 2015 due to soft end markets given knock-on effects from lower commodity prices, foreign exchange drags and slower international markets, including China. Westinghouse Air Brake Technologies provides value-added, technology-based equipment and services to lower costs and improve efficiency, productivity and safety of the global rail industry. Its shares underperformed as third quarter earnings were modestly below expectations and management lowered its 2015 sales outlook. Moreover, investors remained concerned about the peak in the North American freight cycle and delayed Positive Train Control (PTC) implementation from the end of 2015 to 2018.

Sector allocation detracted from performance during the reporting period. An underweight to Financials and an overweight to Materials were the largest negatives for performance. On the upside, an overweight to Health Care and an underweight to Energy were the largest contributors to performance. While there were several changes on the margin, there were no significant adjustments to the Portfolio’s sector positioning during the reporting period.

Judith M. Vale,

Robert W. D’Alelio

Michael L. Bowyer

Brett S. Reiner

Portfolio Managers

Neuberger Berman Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
Neuberger Berman Genesis Portfolio
Class A	0.58	10.16	4.47
Class B	0.38	9.88	4.21
Class E	0.43	9.98	4.32
Russell 2000 Value Index	-7.47	7.67	5.57

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Church & Dwight Co., Inc.	2.4
ICON plc	2.4
West Pharmaceutical Services, Inc.	2.1
Tyler Technologies, Inc.	2.0
Aptargroup, Inc.	2.0
Sensient Technologies Corp.	1.9
Pool Corp.	1.8
Manhattan Associates, Inc.	1.7
Henry Schein, Inc.	1.6
Sirona Dental Systems, Inc.	1.6

Top Sectors

% of Net Assets
Information Technology	19.7
Industrials	19.1
Health Care	16.4
Consumer Discretionary	12.8
Financials	12.6
Materials	8.7
Consumer Staples	6.3
Energy	2.4

MSF-2

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Genesis Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.83%	$1,000.00	$958.70	$4.10
	Hypothetical*	0.83%	$1,000.00	$1,021.02	$4.23

Class B(a)	Actual	1.08%	$1,000.00	$957.50	$5.33
	Hypothetical*	1.08%	$1,000.00	$1,019.76	$5.50

Class E(a)	Actual	0.98%	$1,000.00	$957.70	$4.84
	Hypothetical*	0.98%	$1,000.00	$1,020.27	$4.99

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—98.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.3%
Astronics Corp. (a)	100,572	$4,094,286

Air Freight & Logistics—0.7%
Forward Air Corp.	199,326	8,573,011

Airlines—0.4%
Allegiant Travel Co.	31,500	5,286,645

Auto Components—1.1%
Drew Industries, Inc.	143,100	8,713,359
Gentex Corp.	313,550	5,019,936

		13,733,295

Banks—9.0%
Bank of Hawaii Corp.	261,550	16,451,495
Bank of the Ozarks, Inc.	297,876	14,732,947
BankUnited, Inc.	253,350	9,135,801
BOK Financial Corp.	153,632	9,185,657
Community Bank System, Inc.	155,137	6,196,172
Cullen/Frost Bankers, Inc.	206,898	12,413,880
CVB Financial Corp.	469,500	7,943,940
First Financial Bankshares, Inc.	380,860	11,490,546
FNB Corp.	574,798	7,667,805
LegacyTexas Financial Group, Inc.	200,450	5,015,259
PacWest Bancorp	152,978	6,593,352
Westamerica Bancorp	71,700	3,351,975

		110,178,829

Beverages—0.7%
Boston Beer Co., Inc. (The) - Class A (a)	42,872	8,656,286

Building Products—1.6%
AAON, Inc.	256,622	5,958,763
Advanced Drainage Systems, Inc.	121,800	2,926,854
A.O. Smith Corp.	139,850	10,713,908

		19,599,525

Capital Markets—0.2%
Artisan Partners Asset Management, Inc. - Class A	33,600	1,211,616
OM Asset Management plc	48,100	737,373

		1,948,989

Chemicals—4.0%
Balchem Corp.	199,513	12,130,390
Innophos Holdings, Inc.	35,161	1,018,966
NewMarket Corp.	9,767	3,718,590
Quaker Chemical Corp.	30,350	2,344,841
RPM International, Inc.	131,450	5,791,687
Sensient Technologies Corp.	378,850	23,799,357

		48,803,831

Commercial Services & Supplies—4.0%
Essendant, Inc.	83,424	2,712,114
G&K Services, Inc. - Class A	92,900	5,843,410
Healthcare Services Group, Inc.	421,914	14,712,141
Rollins, Inc.	724,465	18,763,644

Commercial Services & Supplies—(Continued)
Team, Inc. (a)	88,953	2,842,938
UniFirst Corp.	44,650	4,652,530

		49,526,777

Communications Equipment—0.9%
NetScout Systems, Inc. (a)	337,850	10,371,995

Construction Materials—0.4%
Eagle Materials, Inc.	74,500	4,502,035

Containers & Packaging—2.6%
Aptargroup, Inc.	332,704	24,170,946
Silgan Holdings, Inc.	137,550	7,389,186

		31,560,132

Distributors—1.8%
Pool Corp.	274,610	22,182,996

Diversified Financial Services—1.9%
FactSet Research Systems, Inc.	71,500	11,623,755
MarketAxess Holdings, Inc.	107,750	12,023,822

		23,647,577

Electrical Equipment—0.4%
Franklin Electric Co., Inc.	138,950	3,755,819
Thermon Group Holdings, Inc. (a)	96,950	1,640,394

		5,396,213

Electronic Equipment, Instruments & Components—5.7%
Badger Meter, Inc.	95,638	5,603,430
Cognex Corp.	200,400	6,767,508
FEI Co.	232,804	18,575,431
Littelfuse, Inc.	105,250	11,262,803
MTS Systems Corp.	54,674	3,466,878
Rogers Corp. (a)	161,050	8,305,349
Zebra Technologies Corp. - Class A (a)	233,332	16,251,574

		70,232,973

Energy Equipment & Services—1.5%
Dril-Quip, Inc. (a)	37,000	2,191,510
Natural Gas Services Group, Inc. (a)	205,585	4,584,546
Oceaneering International, Inc.	131,250	4,924,500
Pason Systems, Inc.	479,000	6,696,420

		18,396,976

Food & Staples Retailing—0.2%
North West Co., Inc. (The)	121,000	2,507,097

Food Products—3.0%
B&G Foods, Inc.	159,750	5,594,445
Blue Buffalo Pet Products, Inc. (a)	35,200	658,592
Calavo Growers, Inc.	61,700	3,023,300
Flowers Foods, Inc.	326,250	7,011,113
J&J Snack Foods Corp.	94,309	11,003,031
Lancaster Colony Corp.	84,100	9,710,186

		37,000,667

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—7.9%
Abaxis, Inc.	159,154	$8,861,695
Cantel Medical Corp.	65,407	4,064,391
Haemonetics Corp. (a)	212,796	6,860,543
IDEXX Laboratories, Inc. (a)	215,300	15,699,676
LivaNova plc (a)	101,574	6,030,448
Meridian Bioscience, Inc.	124,781	2,560,506
Natus Medical, Inc. (a)	94,724	4,551,488
Neogen Corp. (a)	49,000	2,769,480
Sirona Dental Systems, Inc. (a)	176,350	19,322,669
West Pharmaceutical Services, Inc.	425,116	25,600,486

		96,321,382

Health Care Providers & Services—4.0%
Amsurg Corp. (a)	151,792	11,536,192
Chemed Corp.	91,600	13,721,680
Henry Schein, Inc. (a)	122,450	19,370,365
Surgical Care Affiliates, Inc. (a)	39,207	1,560,831
U.S. Physical Therapy, Inc.	62,500	3,355,000

		49,544,068

Hotels, Restaurants & Leisure—3.5%
Brinker International, Inc.	242,950	11,649,452
Cheesecake Factory, Inc. (The)	135,600	6,252,516
Cracker Barrel Old Country Store, Inc.	71,150	9,023,954
Papa John’s International, Inc.	118,900	6,642,943
Texas Roadhouse, Inc.	246,750	8,826,248

		42,395,113

Household Products—2.4%
Church & Dwight Co., Inc.	347,500	29,495,800

Industrial Conglomerates—0.3%
Raven Industries, Inc.	221,479	3,455,072

Insurance—1.5%
AMERISAFE, Inc.	15,100	768,590
RLI Corp.	236,790	14,621,783
Safety Insurance Group, Inc.	62,700	3,535,026

		18,925,399

Internet Software & Services—0.7%
j2 Global, Inc.	106,000	8,725,920

IT Services—1.2%
Jack Henry & Associates, Inc.	181,050	14,132,763

Leisure Products—0.8%
Polaris Industries, Inc.	117,698	10,116,143

Life Sciences Tools & Services—4.1%
Bio-Techne Corp.	133,800	12,042,000
ICON plc (a)	373,187	28,996,630
PAREXEL International Corp. (a)	125,650	8,559,278

		49,597,908

Machinery—8.5%
CLARCOR, Inc.	248,502	12,345,579
Donaldson Co., Inc.	159,650	4,575,569
Graco, Inc.	79,750	5,747,583
Middleby Corp. (The) (a)	130,300	14,055,461
Milacron Holdings Corp. (a)	123,700	1,547,487
Nordson Corp.	154,962	9,940,812
RBC Bearings, Inc. (a)	128,850	8,322,422
Tennant Co.	123,078	6,924,368
Toro Co. (The)	176,200	12,874,934
Valmont Industries, Inc.	88,200	9,350,964
Wabtec Corp.	262,050	18,636,996

		104,322,175

Media—2.2%
Gray Television, Inc. (a)	291,400	4,749,820
Media General, Inc. (a)	404,411	6,531,238
Nexstar Broadcasting Group, Inc. - Class A	271,800	15,954,660

		27,235,718

Metals & Mining—0.9%
Compass Minerals International, Inc.	141,500	10,650,705

Oil, Gas & Consumable Fuels—0.9%
Diamondback Energy, Inc. (a)	21,400	1,431,660
Gulfport Energy Corp. (a)	126,900	3,117,933
Matador Resources Co. (a)	91,800	1,814,886
RSP Permian, Inc. (a)	66,600	1,624,374
Synergy Resources Corp. (a)	335,050	2,854,626

		10,843,479

Paper & Forest Products—0.9%
Stella-Jones, Inc.	285,350	10,828,741

Pharmaceuticals—0.4%
Phibro Animal Health Corp. - Class A	160,073	4,822,999

Professional Services—1.1%
Exponent, Inc.	277,856	13,878,907

Road & Rail—0.2%
Genesee & Wyoming, Inc. - Class A (a)	38,500	2,067,065

Semiconductors & Semiconductor Equipment—1.4%
MKS Instruments, Inc.	95,200	3,427,200
Power Integrations, Inc.	273,780	13,313,921

		16,741,121

Software—9.0%
Aspen Technology, Inc. (a)	177,400	6,698,624
Computer Modelling Group, Ltd.	287,400	1,960,643
Constellation Software, Inc.	44,520	18,560,886
Descartes Systems Group, Inc. (The) (a)	258,800	5,196,704
Fair Isaac Corp.	137,450	12,945,041
Manhattan Associates, Inc. (a)	314,676	20,822,111
Monotype Imaging Holdings, Inc.	364,943	8,627,252

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Software—(Continued)
NICE Systems, Ltd. (ADR)	85,800	$4,918,056
Progress Software Corp. (a)	180,300	4,327,200
Qualys, Inc. (a)	54,750	1,811,677
Tyler Technologies, Inc. (a)	141,700	24,701,144

		110,569,338

Specialty Retail—3.3%
Asbury Automotive Group, Inc. (a)	68,800	4,639,872
Hibbett Sports, Inc. (a)	150,650	4,555,656
Lithia Motors, Inc. - Class A	69,950	7,461,566
Monro Muffler Brake, Inc.	59,150	3,916,913
Sally Beauty Holdings, Inc. (a)	235,850	6,577,857
Tractor Supply Co.	156,650	13,393,575

		40,545,439

Technology Hardware, Storage & Peripherals—0.9%
Electronics For Imaging, Inc. (a)	237,350	11,093,739

Trading Companies & Distributors—1.5%
Applied Industrial Technologies, Inc.	163,121	6,604,769
Watsco, Inc.	97,975	11,475,812

		18,080,581

Total Common Stocks (Cost $857,516,324)		1,200,589,710

Short-Term Investment—2.0%
Security Description	Principal Amount*	Value

Repurchase Agreement—2.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $24,560,301 on 01/04/16, collateralized by $24,990,000 U.S. Treasury Note at 1.625% due 06/30/20 with a value of $25,052,475.	24,560,219	24,560,219

Total Short-Term Investments (Cost $24,560,219)		24,560,219

Total Investments—100.0% (Cost $882,076,543) (b)		1,225,149,929
Other assets and liabilities (net)—0.0%		418,147

Net Assets—100.0%		$1,225,568,076

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $882,069,232. The aggregate unrealized appreciation and depreciation of investments were $377,073,734 and $(33,993,037), respectively, resulting in net unrealized appreciation of $343,080,697 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1- unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,200,589,710	$—	$—	$1,200,589,710
Total Short-Term Investment*	—	24,560,219	—	24,560,219
Total Investments	$1,200,589,710	$24,560,219	$—	$1,225,149,929

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a)	$1,225,149,929
Cash denominated in foreign currencies (b)	1,970
Receivable for:
Investments sold	955,308
Fund shares sold	181,806
Dividends and interest	636,107
Prepaid expenses	3,543

Total Assets	1,226,928,663
Liabilities
Payables for:
Fund shares redeemed	179,422
Accrued Expenses:
Management fees	846,353
Distribution and service fees	81,094
Deferred trustees’ fees	107,575
Other expenses	146,143

Total Liabilities	1,360,587

Net Assets	$1,225,568,076

Net Assets Consist of:
Paid in surplus	$920,661,846
Undistributed net investment income	4,389,968
Accumulated net realized loss	(42,557,141)
Unrealized appreciation on investments and foreign currency transactions	343,073,403

Net Assets	$1,225,568,076

Net Assets
Class A	$814,624,566
Class B	321,657,051
Class E	89,286,459
Capital Shares Outstanding*
Class A	45,017,606
Class B	18,075,364
Class E	4,990,551
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.10
Class B	17.80
Class E	17.89

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $882,076,543.
(b)	Identified cost of cash denominated in foreign currencies was $1,972.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$16,812,282
Interest	301

Total investment income	16,812,583
Expenses
Management fees	10,885,190
Administration fees	32,640
Custodian and accounting fees	119,051
Distribution and service fees—Class B	867,934
Distribution and service fees—Class E	147,116
Audit and tax services	40,458
Legal	26,656
Trustees’ fees and expenses	35,968
Shareholder reporting	154,936
Insurance	8,843
Miscellaneous	12,820

Total expenses	12,331,612
Less management fee waiver	(125,000)
Less broker commission recapture	(57,865)

Net expenses	12,148,747

Net Investment Income	4,663,836

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	109,394,155
Futures contracts	(1,675,119)
Foreign currency transactions	(13,836)

Net realized gain	107,705,200

Net change in unrealized depreciation on:
Investments	(99,286,728)
Foreign currency transactions	(23)

Net change in unrealized depreciation	(99,286,751)

Net realized and unrealized gain	8,418,449

Net Increase in Net Assets From Operations	$13,082,285

(a)	Net of foreign withholding taxes of $130,341.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,663,836	$5,397,476
Net realized gain	107,705,200	118,314,496
Net change in unrealized depreciation	(99,286,751)	(132,528,504)

Increase (decrease) in net assets from operations	13,082,285	(8,816,532)

From Distributions to Shareholders
Net investment income
Class A	(3,753,077)	(4,302,810)
Class B	(551,741)	(792,309)
Class E	(262,696)	(284,767)

Total distributions	(4,567,514)	(5,379,886)

Decrease in net assets from capital share transactions	(239,142,296)	(224,471,934)

Total decrease in net assets	(230,627,525)	(238,668,352)

Net Assets
Beginning of period	1,456,195,601	1,694,863,953

End of period	$1,225,568,076	$1,456,195,601

Undistributed net investment income
End of period	$4,389,968	$4,519,040

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	609,854	$11,146,651	1,524,678	$26,544,515
Reinvestments	196,805	3,753,077	248,430	4,302,810
Redemptions	(10,359,968)	(192,459,060)	(10,804,986)	(188,921,386)

Net decrease	(9,553,309)	$(177,559,332)	(9,031,878)	$(158,074,061)

Class B
Sales	781,858	$14,264,839	988,287	$17,045,998
Reinvestments	29,379	551,741	46,443	792,309
Redemptions	(3,381,960)	(61,607,986)	(3,855,708)	(66,823,780)

Net decrease	(2,570,723)	$(46,791,406)	(2,820,978)	$(48,985,473)

Class E
Sales	59,140	$1,086,128	125,572	$2,200,050
Reinvestments	13,921	262,696	16,614	284,767
Redemptions	(882,303)	(16,140,382)	(1,142,075)	(19,897,217)

Net decrease	(809,242)	$(14,791,558)	(999,889)	$(17,412,400)

Decrease derived from capital shares transactions		$(239,142,296)		$(224,471,934)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.07	$18.14	$13.21	$12.05	$11.47

Income (Loss) from Investment Operations
Net investment income (a)	0.08	0.08	0.07	0.11	0.05
Net realized and unrealized gain (loss) on investments	0.03	(0.08)	4.98	1.10	0.62

Total from investment operations	0.11	0.00	5.05	1.21	0.67

Less Distributions
Distributions from net investment income	(0.08)	(0.07)	(0.12)	(0.05)	(0.09)

Total distributions	(0.08)	(0.07)	(0.12)	(0.05)	(0.09)

Net Asset Value, End of Period	$18.10	$18.07	$18.14	$13.21	$12.05

Total Return (%) (b)	0.58	0.01	38.52	10.03	5.80

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.83	0.83	0.86	0.86
Net ratio of expenses to average net assets (%) (c)	0.83	0.83	0.82	0.85	0.85
Ratio of net investment income to average net assets (%)	0.42	0.43	0.42	0.89	0.40
Portfolio turnover rate (%)	16	9	17	15	12
Net assets, end of period (in millions)	$814.6	$985.8	$1,154.0	$922.1	$868.1

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$17.76	$17.85	$13.00	$11.86	$11.30

Income (Loss) from Investment Operations
Net investment income (a)	0.03	0.03	0.03	0.08	0.02
Net realized and unrealized gain (loss) on investments	0.04	(0.08)	4.91	1.08	0.61

Total from investment operations	0.07	(0.05)	4.94	1.16	0.63

Less Distributions
Distributions from net investment income	(0.03)	(0.04)	(0.09)	(0.02)	(0.07)

Total distributions	(0.03)	(0.04)	(0.09)	(0.02)	(0.07)

Net Asset Value, End of Period	$17.80	$17.76	$17.85	$13.00	$11.86

Total Return (%) (b)	0.38	(0.30)	38.19	9.75	5.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.09	1.08	1.08	1.11	1.11
Net ratio of expenses to average net assets (%) (c)	1.08	1.08	1.07	1.10	1.10
Ratio of net investment income to average net assets (%)	0.17	0.18	0.22	0.63	0.14
Portfolio turnover rate (%)	16	9	17	15	12
Net assets, end of period (in millions)	$321.7	$366.8	$418.9	$117.0	$118.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$17.86	$17.94	$13.06	$11.91	$11.35

Income (Loss) from Investment Operations
Net investment income (a)	0.05	0.05	0.04	0.09	0.03
Net realized and unrealized gain (loss) on investments	0.03	(0.09)	4.94	1.09	0.60

Total from investment operations	0.08	(0.04)	4.98	1.18	0.63

Less Distributions
Distributions from net investment income	(0.05)	(0.04)	(0.10)	(0.03)	(0.07)

Total distributions	(0.05)	(0.04)	(0.10)	(0.03)	(0.07)

Net Asset Value, End of Period	$17.89	$17.86	$17.94	$13.06	$11.91

Total Return (%) (b)	0.43	(0.19)	38.37	9.90	5.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	0.98	0.98	1.01	1.01
Net ratio of expenses to average net assets (%) (c)	0.98	0.98	0.97	1.00	1.00
Ratio of net investment income to average net assets (%)	0.27	0.28	0.28	0.72	0.24
Portfolio turnover rate (%)	16	9	17	15	12
Net assets, end of period (in millions)	$89.3	$103.6	$122.0	$90.6	$97.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Neuberger Berman Genesis Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-13

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $24,560,219, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2015, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 28, 2015 through April 30, 2015, the Portfolio had bought and sold $67,917,698 in notional cost on equity index futures contracts. At December 31, 2015, the Portfolio did not have any open futures contracts. For the year ended December 31, 2015, the Portfolio had realized losses in the amount of $1,675,119 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial

MSF-14

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$214,250,391	$0	$431,844,299

During the year ended December 31, 2015, the Portfolio engaged in security transactions with other affiliated Portfolios. These amounted to $3,790,646 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$10,885,190	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Neuberger Berman Management LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.025%	First $500 million

MSF-15

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$4,567,514	$5,379,886	$—	$—	$4,567,514	$5,379,886

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$4,497,543	$—	$343,080,715	$(42,564,453)	$—	$305,013,805

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2015, the Portfolio utilized capital loss carryforwards of $108,150,013.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and had pre-enactment accumulated capital loss carryforwards in the amount of $42,564,453 that expire on December 31, 2017.

MSF-16

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Neuberger Berman Genesis Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neuberger Berman Genesis Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Genesis Portfolio of the Metropolitan Series Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-17

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-18

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-19

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-20

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MSF-21

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Neuberger Berman Genesis Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Neuberger Berman Management LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one- and five-year periods ended June 30, 2015, and underperformed the median of its Performance Universe and Lipper Index for the three-year period ended June 30, 2015. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the one-, three-, and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-22

Metropolitan Series Fund

Russell 2000 Index Portfolio

Managed by MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, E, and G shares of the Russell 2000 Index Portfolio returned -4.27%, -4.49%, -4.39%, and -4.54%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned -4.41%.

MARKET ENVIRONMENT / CONDITIONS

The global equity markets rallied in the first few months of 2015 to multi-year highs on easy monetary policy, but retreated for much of the year on geopolitical concerns, a 31% drop in oil prices, and fears about a global economic slowdown. In February, equity markets rallied approximately 5% as corporate earnings were better than expected and Greece reached a new bailout deal with the European Union. Headwinds to the equity markets during the first half of the year included Islamic militant terrorist attacks, U.S. growth forecasts cut by the International Monetary Fund (IMF), and global growth forecasts cut by the Organisation for Economic Co-operation and Development (OECD). In August, equity markets were down approximately 6%, their worst monthly performance in more than three years, erasing year-to-date gains on concerns about a slowing global economy. During the fourth quarter, equity indexes rallied as much as 7% on expectations that any Federal Open Market Committee (the “Committee”) rate hikes would be gradual and on better than expected macroeconomic data. In December, the Committee raised the Federal Funds rate for the first time since lowering it to near-zero in November 2008. The Committee stated that recent labor market indicators, including ongoing job gains and declining unemployment, showed further improvement. The markets also benefited from continued accommodative monetary policies from Central Banks around the world. European Central Bank President Draghi signaled that the bank was prepared to provide additional monetary stimulus, the Bank of Japan kept rates unchanged, and China cut interest rates for the sixth time during the year. Equity indexes remained resilient into year-end, despite a continuing decline in commodity prices and terrorist attacks around the world, most notably the coordinated attacks in Paris.

Four of the nine sectors comprising the Russell 2000 Index experienced positive returns for the year. Health Care (14.8% beginning weight in the benchmark), up 8.1%, was the best-performing sector and had the largest positive impact on the benchmark return. Financial Services (25.4% beginning weight), up 0.5%, and Technology (14.8% beginning weight), up 0.5%, were the next best-performing sectors. Energy (3.2% beginning weight), down 43.3%, and Materials & Processing (6.5% beginning weight), down 15.2%, were the worst performing sectors.

The stocks with the largest positive impact to the quarterly return of the Index were Anacor Pharmaceuticals, up 250.3%; Dyax, up 167.6%; and Synageva BioPharma Corp, up 157.1%. The stocks with the largest negative impact were Dynegy, down 55.8%; United Natural Foods, down 49.1%; and Puma Biotechnology, down 38.9%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a “stratified sampling” strategy versus the Russell 2000 Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across sectors. The Portfolio is periodically rebalanced for compositional changes in the Russell 2000 Index. Factors that impact tracking error include sampling, transaction costs, cash drag, securities lending, NAV rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year	Since Inception[2]
Russell 2000 Index Portfolio
Class A	-4.27	9.23	6.75	—
Class B	-4.49	8.96	6.48	—
Class E	-4.39	9.08	6.58	—
Class G	-4.54	8.90	—	15.20
Russell 2000 Index	-4.41	9.19	6.80	—

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

2 Inception dates of the Class A, Class B, Class E and Class G shares are 11/9/98, 1/2/01, 5/1/01 and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
iShares Russell 2000 Index Fund	2.9
STERIS plc	0.4
Tyler Technologies, Inc.	0.3
Dyax Corp.	0.3
CubeSmart	0.3
Manhattan Associates, Inc.	0.3
Neurocrine Biosciences, Inc.	0.3
Casey’s General Stores, Inc.	0.3
Vail Resorts, Inc.	0.3
Anacor Pharmaceuticals, Inc.	0.3

Top Sectors

% of Net Assets
Financials	27.1
Information Technology	17.0
Health Care	15.5
Consumer Discretionary	12.7
Industrials	11.4
Utilities	3.5
Materials	3.4
Consumer Staples	3.2
Energy	2.5
Telecommunication Services	0.8

MSF-2

Metropolitan Series Fund

Russell 2000 Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Russell 2000 Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.30%	$1,000.00	$913.20	$1.45
	Hypothetical*	0.30%	$1,000.00	$1,023.69	$1.53

Class B(a)	Actual	0.55%	$1,000.00	$912.40	$2.65
	Hypothetical*	0.55%	$1,000.00	$1,022.43	$2.80

Class E(a)	Actual	0.45%	$1,000.00	$912.70	$2.17
	Hypothetical*	0.45%	$1,000.00	$1,022.94	$2.29

Class G(a)	Actual	0.60%	$1,000.00	$912.10	$2.89
	Hypothetical*	0.60%	$1,000.00	$1,022.18	$3.06

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—94.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.4%
AAR Corp.	16,635	$437,334
Aerojet Rocketdyne Holdings, Inc. (a) (b)	29,383	460,138
Aerovironment, Inc. (a) (b)	8,967	264,257
American Science & Engineering, Inc. (b)	3,412	141,189
Astronics Corp. (a)	10,621	432,381
Cubic Corp.	9,993	472,169
Curtiss-Wright Corp.	22,029	1,508,986
DigitalGlobe, Inc. (a)	33,672	527,303
Engility Holdings, Inc.	8,737	283,778
Esterline Technologies Corp. (a)	14,168	1,147,608
HEICO Corp.	9,014	490,001
HEICO Corp. - Class A (b)	19,195	944,394
KEYW Holding Corp. (The) (a) (b)	16,705	100,564
KLX, Inc. (a)	24,509	754,632
Kratos Defense & Security Solutions, Inc. (a) (b)	22,999	94,296
Moog, Inc. - Class A (a)	17,938	1,087,043
National Presto Industries, Inc. (b)	2,572	213,116
Sparton Corp. (a)	5,744	114,823
TASER International, Inc. (a) (b)	26,071	450,768
Teledyne Technologies, Inc. (a) (b)	16,663	1,478,008
Vectrus, Inc. (a)	5,231	109,276

		11,512,064

Air Freight & Logistics—0.4%
Air Transport Services Group, Inc. (a)	25,431	256,344
Atlas Air Worldwide Holdings, Inc. (a)	12,481	515,965
Echo Global Logistics, Inc. (a) (b)	14,649	298,693
Forward Air Corp.	14,772	635,344
HUB Group, Inc. - Class A (a)	17,356	571,880
Park-Ohio Holdings Corp.	4,748	174,631
UTi Worldwide, Inc. (a) (b)	43,885	308,512
XPO Logistics, Inc. (a) (b)	33,146	903,228

		3,664,597

Airlines—0.3%
Allegiant Travel Co. (b)	6,222	1,044,238
Hawaiian Holdings, Inc. (a)	22,098	780,722
Republic Airways Holdings, Inc. (a)	25,131	98,765
SkyWest, Inc.	24,419	464,449
Virgin America, Inc. (a) (b)	11,940	429,960

		2,818,134

Auto Components—1.0%
American Axle & Manufacturing Holdings, Inc. (a)	34,595	655,229
Cooper Tire & Rubber Co.	27,246	1,031,261
Cooper-Standard Holding, Inc. (a) (b)	6,881	533,897
Dana Holding Corp.	75,676	1,044,329
Dorman Products, Inc. (a) (b)	12,774	606,382
Drew Industries, Inc.	11,598	706,202
Federal-Mogul Holdings Corp. (a) (b)	14,782	101,257
Fox Factory Holding Corp. (a) (b)	8,514	140,737
Gentherm, Inc. (a)	17,276	818,882
Metaldyne Performance Group, Inc.	4,718	86,528
Modine Manufacturing Co. (a)	23,187	209,842
Motorcar Parts of America, Inc. (a)	8,000	270,480

Auto Components—(Continued)
Standard Motor Products, Inc.	9,638	366,726
Stoneridge, Inc. (a)	13,705	202,834
Strattec Security Corp. (b)	1,911	107,952
Superior Industries International, Inc.	12,615	232,368
Tenneco, Inc. (a)	29,139	1,337,772
Tower International, Inc.	10,455	298,699

		8,751,377

Automobiles—0.0%
Winnebago Industries, Inc. (b)	12,257	243,914

Banks—8.8%
1st Source Corp.	7,645	236,001
American National Bankshares, Inc. (b)	4,311	110,405
Ameris Bancorp (b)	14,888	506,043
Ames National Corp. (b)	4,647	112,876
Arrow Financial Corp. (b)	5,820	158,129
Banc of California, Inc.	17,545	256,508
Bancfirst Corp.	3,589	210,387
Banco Latinoamericano de Comercio Exterior S.A. - Class E (b)	14,005	363,150
Bancorp, Inc. (The) (a)(b)	16,557	105,468
BancorpSouth, Inc.	45,366	1,088,330
Bank of Marin Bancorp (b)	3,199	170,827
Bank of the Ozarks, Inc.	36,111	1,786,050
Banner Corp.	9,928	455,298
Bar Harbor Bankshares (b)	2,884	99,267
BBCN Bancorp, Inc.	36,725	632,404
Berkshire Hills Bancorp, Inc.	14,754	429,489
Blue Hills Bancorp, Inc.	13,063	199,995
BNC Bancorp (b)	13,407	340,270
Boston Private Financial Holdings, Inc. (b)	40,232	456,231
Bridge Bancorp, Inc. (b)	6,098	185,562
Bryn Mawr Bank Corp.	8,151	234,097
Camden National Corp. (b)	3,953	174,288
Capital Bank Financial Corp. - Class A	11,497	367,674
Cardinal Financial Corp.	14,931	339,680
Cascade Bancorp (a)	15,403	93,496
Cathay General Bancorp	37,025	1,159,993
Centerstate Banks, Inc.	21,605	338,118
Central Pacific Financial Corp.	10,976	241,692
Chemical Financial Corp.	16,215	555,688
Citizens & Northern Corp. (b)	6,716	141,036
City Holding Co. (b)	8,256	376,804
CNB Financial Corp.	6,782	122,279
CoBiz Financial, Inc. (b)	17,832	239,305
Columbia Banking System, Inc.	26,670	867,042
Community Bank System, Inc.	20,126	803,832
Community Trust Bancorp, Inc.	8,162	285,344
ConnectOne Bancorp, Inc.	16,906	315,973
CU Bancorp (a)	8,163	207,014
Customers Bancorp, Inc. (a)	11,686	318,093
CVB Financial Corp. (b)	50,002	846,034
Eagle Bancorp, Inc. (a) (b)	14,094	711,324
Enterprise Financial Services Corp.	9,318	264,165
Farmers Capital Bank Corp. (a)	3,713	100,659

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
FCB Financial Holdings, Inc. - Class A (a)	13,180	$471,712
Fidelity Southern Corp.	7,991	178,279
Financial Institutions, Inc. (b)	6,461	180,908
First BanCorp, Inc. (b)	5,308	108,655
First Bancorp (b)	8,573	160,658
First BanCorp. (a)	55,535	180,489
First Busey Corp.	12,259	252,903
First Business Financial Services, Inc.	4,182	104,592
First Citizens BancShares, Inc. - Class A	3,585	925,539
First Commonwealth Financial Corp.	41,887	379,915
First Community Bancshares, Inc.	8,470	157,796
First Connecticut Bancorp, Inc.	7,629	132,821
First Financial Bancorp	28,214	509,827
First Financial Bankshares, Inc. (b)	30,167	910,138
First Financial Corp.	6,038	205,111
First Interstate BancSystem, Inc. - Class A	9,233	268,403
First Merchants Corp.	18,171	461,907
First Midwest Bancorp, Inc.	35,959	662,724
First NBC Bank Holding Co. (a)	7,557	282,556
First of Long Island Corp. (The) (b)	5,032	150,960
FirstMerit Corp.	77,798	1,450,933
Flushing Financial Corp.	15,132	327,456
FNB Corp. (b)	81,774	1,090,865
Fulton Financial Corp.	82,075	1,067,796
German American Bancorp, Inc. (b)	6,759	225,210
Glacier Bancorp, Inc.	34,955	927,356
Great Southern Bancorp, Inc. (b)	4,991	225,893
Great Western Bancorp, Inc.	19,405	563,133
Guaranty Bancorp	8,675	143,485
Hancock Holding Co.	36,160	910,147
Hanmi Financial Corp.	15,681	371,953
Heartland Financial USA, Inc.	9,012	282,616
Heritage Commerce Corp.	10,489	125,448
Heritage Financial Corp.	12,896	242,961
Heritage Oaks Bancorp	11,367	91,050
Hilltop Holdings, Inc. (a)	38,481	739,605
Home BancShares, Inc.	26,645	1,079,655
HomeTrust Bancshares, Inc. (a)	10,270	207,968
Horizon Bancorp (b)	5,200	145,392
Iberiabank Corp.	17,718	975,730
Independent Bank Corp. (b)	11,863	180,673
Independent Bank Corp./Rockland Trust	11,835	550,564
Independent Bank Group, Inc.	4,624	147,968
International Bancshares Corp.	25,537	656,301
Investors Bancorp, Inc.	161,358	2,007,294
Lakeland Bancorp, Inc.	17,320	204,203
Lakeland Financial Corp.	8,139	379,440
LegacyTexas Financial Group, Inc.	22,230	556,195
MainSource Financial Group, Inc.	10,246	234,428
MB Financial, Inc. (b)	34,863	1,128,515
Mercantile Bank Corp.	8,647	212,197
Metro Bancorp, Inc.	5,691	178,584
MidWestOne Financial Group, Inc.	3,645	110,844
National Bank Holdings Corp. - Class A	17,203	367,628
National Bankshares, Inc. (b)	3,487	123,928
National Penn Bancshares, Inc.	65,334	805,568
NBT Bancorp, Inc.	20,117	560,862

Banks—(Continued)
NewBridge Bancorp	14,434	175,806
OFG Bancorp	19,884	145,551
Old National Bancorp	54,415	737,867
Old Second Bancorp, Inc. (a)	14,296	112,081
Opus Bank	5,056	186,920
Pacific Continental Corp.	10,841	161,314
Pacific Premier Bancorp, Inc. (a)	12,610	267,962
Park National Corp.	6,727	608,659
Park Sterling Corp.	17,566	128,583
Peapack Gladstone Financial Corp. (b)	6,672	137,577
Penns Woods Bancorp, Inc. (b)	2,408	102,244
Peoples Bancorp, Inc. (b)	10,141	191,056
Peoples Financial Services Corp.	3,673	139,868
Pinnacle Financial Partners, Inc.	16,556	850,316
Preferred Bank	5,630	185,903
PrivateBancorp, Inc.	36,432	1,494,441
Prosperity Bancshares, Inc. (b)	32,417	1,551,478
QCR Holdings, Inc. (b)	5,811	141,149
Renasant Corp.	18,544	638,099
Republic Bancorp, Inc. - Class A	5,421	143,169
S&T Bancorp, Inc.	15,660	482,641
Sandy Spring Bancorp, Inc. (b)	13,447	362,531
Seacoast Banking Corp. of Florida (a)	10,342	154,923
ServisFirst Bancshares, Inc. (b)	10,517	499,873
Sierra Bancorp	5,841	103,094
Simmons First National Corp. - Class A	13,943	716,112
South State Corp.	10,917	785,478
Southside Bancshares, Inc.	12,078	290,114
Southwest Bancorp, Inc.	9,007	157,442
State Bank Financial Corp.	16,379	344,450
Sterling Bancorp	56,377	914,435
Stock Yards Bancorp, Inc. (b)	7,089	267,893
Stonegate Bank	5,132	168,638
Suffolk Bancorp	6,378	180,816
Sun Bancorp, Inc. (a) (b)	4,652	96,017
Talmer Bancorp, Inc. - Class A	23,588	427,179
Texas Capital Bancshares, Inc. (a)	21,516	1,063,321
Tompkins Financial Corp.	7,424	416,932
TowneBank	21,573	450,229
TriCo Bancshares	11,155	306,093
TriState Capital Holdings, Inc. (a) (b)	11,422	159,794
Triumph Bancorp, Inc. (a) (b)	7,480	123,420
Trustmark Corp.	33,957	782,369
UMB Financial Corp. (b)	17,961	836,085
Umpqua Holdings Corp. (b)	102,073	1,622,961
Union Bankshares Corp.	20,843	526,077
United Bankshares, Inc. (b)	32,641	1,207,391
United Community Banks, Inc.	24,926	485,808
Univest Corp. of Pennsylvania	9,559	199,401
Valley National Bancorp (b)	107,827	1,062,096
Washington Trust Bancorp, Inc.	7,713	304,818
Webster Financial Corp.	43,929	1,633,720
WesBanco, Inc.	17,978	539,700
West Bancorp, Inc. (b)	8,036	158,711
Westamerica Bancorp (b)	12,513	584,983
Western Alliance Bancorp (a)	41,785	1,498,410
Wilshire Bancorp, Inc.	33,080	382,074

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Wintrust Financial Corp.	22,057	$1,070,206
Yadkin Financial Corp. (b)	13,829	348,076

		73,106,411

Beverages—0.2%
Boston Beer Co., Inc. (The) - Class A (a)	4,334	875,078
Coca-Cola Bottling Co. Consolidated (b)	2,376	433,644
MGP Ingredients, Inc.	5,440	141,168
National Beverage Corp. (a) (b)	5,742	260,916

		1,710,806

Biotechnology—6.1%
ACADIA Pharmaceuticals, Inc. (a) (b)	36,940	1,316,911
Acceleron Pharma, Inc. (a)	10,318	503,106
Achillion Pharmaceuticals, Inc. (a) (b)	56,103	605,351
Acorda Therapeutics, Inc. (a) (b)	20,455	875,065
Aduro Biotech, Inc. (a) (b)	4,433	124,745
Advaxis, Inc. (a) (b)	14,489	145,759
Aegerion Pharmaceuticals, Inc. (a) (b)	14,687	148,339
Agenus, Inc. (a) (b)	32,824	149,021
Aimmune Therapeutics, Inc. (a)	5,943	109,648
Akebia Therapeutics, Inc. (a) (b)	12,500	161,500
Alder Biopharmaceuticals, Inc. (a) (b)	11,006	363,528
AMAG Pharmaceuticals, Inc. (a) (b)	16,034	484,066
Amicus Therapeutics, Inc. (a) (b)	54,026	524,052
Anacor Pharmaceuticals, Inc. (a) (b)	19,003	2,146,769
Anthera Pharmaceuticals, Inc. (a)	17,682	82,044
Ardelyx, Inc. (a)	8,277	149,979
Arena Pharmaceuticals, Inc. (a) (b)	114,310	217,189
ARIAD Pharmaceuticals, Inc. (a) (b)	81,659	510,369
Array BioPharma, Inc. (a) (b)	64,536	272,342
Arrowhead Research Corp. (a) (b)	25,887	159,205
Atara Biotherapeutics, Inc. (a) (b)	7,967	210,408
Axovant Sciences, Ltd. (a) (b)	7,282	131,294
BioCryst Pharmaceuticals, Inc. (a)	34,840	359,549
BioSpecifics Technologies Corp. (a)	2,463	105,835
BioTime, Inc. (a) (b)	30,233	123,955
Blueprint Medicines Corp. (a) (b)	5,831	153,589
Cara Therapeutics, Inc. (a) (b)	8,290	139,769
Catalyst Pharmaceuticals, Inc. (a)	37,037	90,741
Celldex Therapeutics, Inc. (a) (b)	47,742	748,595
Cellular Biomedicine Group, Inc. (a)	5,315	114,219
Cepheid, Inc. (a) (b)	33,953	1,240,303
ChemoCentryx, Inc. (a)	15,175	122,918
Chimerix, Inc. (a) (b)	21,221	189,928
Clovis Oncology, Inc. (a) (b)	12,939	452,865
Coherus Biosciences, Inc. (a) (b)	11,228	257,795
Concert Pharmaceuticals, Inc. (a)	7,706	146,183
CTI BioPharma Corp. (a) (b)	82,130	101,020
Curis, Inc. (a)	56,093	163,231
Cytokinetics, Inc. (a) (b)	18,716	195,769
Dicerna Pharmaceuticals, Inc. (a)	7,995	94,901
Dyax Corp. (a) (b)	69,204	2,603,454
Dynavax Technologies Corp. (a) (b)	17,634	426,037
Eagle Pharmaceuticals, Inc. (a) (b)	4,073	361,153
Emergent Biosolutions, Inc. (a) (b)	15,717	628,837

Biotechnology—(Continued)
Enanta Pharmaceuticals, Inc. (a) (b)	7,598	250,886
Epizyme, Inc. (a) (b)	13,833	221,605
Esperion Therapeutics, Inc. (a)	6,166	137,255
Exact Sciences Corp. (a) (b)	43,408	400,656
Exelixis, Inc. (a) (b)	105,658	595,911
FibroGen, Inc. (a)	22,468	684,600
Five Prime Therapeutics, Inc. (a) (b)	10,359	429,899
Flexion Therapeutics, Inc. (a) (b)	6,860	132,192
Foundation Medicine, Inc. (a) (b)	7,156	150,705
Galena Biopharma, Inc. (a) (b)	81,558	119,890
Genomic Health, Inc. (a) (b)	8,810	310,112
Geron Corp. (a) (b)	75,588	365,846
Global Blood Therapeutics, Inc. (a) (b)	5,355	173,127
Halozyme Therapeutics, Inc. (a)	51,119	885,892
Heron Therapeutics, Inc. (a) (b)	13,819	368,967
Idera Pharmaceuticals, Inc. (a) (b)	42,765	132,144
Ignyta, Inc. (a) (b)	9,090	121,806
Immune Design Corp. (a)	5,945	119,376
ImmunoGen, Inc. (a)	39,160	531,401
Immunomedics, Inc. (a) (b)	49,803	152,895
Infinity Pharmaceuticals, Inc. (a) (b)	24,496	192,294
Inovio Pharmaceuticals, Inc. (a) (b)	36,297	243,916
Insmed, Inc. (a) (b)	30,343	550,725
Insys Therapeutics, Inc. (a) (b)	11,118	318,308
Ironwood Pharmaceuticals, Inc. (a) (b)	58,760	681,028
Karyopharm Therapeutics, Inc. (a) (b)	11,019	146,002
Keryx Biopharmaceuticals, Inc. (a) (b)	50,118	253,096
Kite Pharma, Inc. (a) (b)	13,446	828,543
La Jolla Pharmaceutical Co. (a)	5,744	155,088
Lexicon Pharmaceuticals, Inc. (a) (b)	23,843	317,350
Ligand Pharmaceuticals, Inc. (a) (b)	8,179	886,767
Lion Biotechnologies, Inc. (a) (b)	25,388	195,995
Loxo Oncology, Inc. (a)	4,697	133,630
MacroGenics, Inc. (a) (b)	14,803	458,449
MannKind Corp. (a) (b)	111,868	162,209
Merrimack Pharmaceuticals, Inc. (a) (b)	51,565	407,364
MiMedx Group, Inc. (a) (b)	49,469	463,525
Mirati Therapeutics, Inc. (a) (b)	7,324	231,438
Momenta Pharmaceuticals, Inc. (a)	32,218	478,115
Myriad Genetics, Inc. (a) (b)	32,284	1,393,377
Navidea Biopharmaceuticals, Inc. (a) (b)	76,361	101,560
Neurocrine Biosciences, Inc. (a)	40,184	2,273,209
NewLink Genetics Corp. (a) (b)	11,288	410,770
Northwest Biotherapeutics, Inc. (a) (b)	18,629	59,613
Novavax, Inc. (a) (b)	123,176	1,033,447
Ocata Therapeutics, Inc. (a)	21,215	178,630
OncoMed Pharmaceuticals, Inc. (a) (b)	10,574	238,338
Oncothyreon, Inc. (a) (b)	50,455	112,010
Ophthotech Corp. (a) (b)	11,108	872,311
Organovo Holdings, Inc. (a) (b)	45,372	112,976
Osiris Therapeutics, Inc. (b)	9,827	102,004
Otonomy, Inc. (a)	7,267	201,659
OvaScience, Inc. (a) (b)	11,135	108,789
PDL BioPharma, Inc.	77,531	274,460
Peregrine Pharmaceuticals, Inc. (a) (b)	101,493	118,747
Pfenex, Inc. (a) (b)	8,039	99,523
Portola Pharmaceuticals, Inc. (a)	23,603	1,214,374

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Progenics Pharmaceuticals, Inc. (a) (b)	32,263	$197,772
Prothena Corp. plc (a)	15,217	1,036,430
PTC Therapeutics, Inc. (a) (b)	15,786	511,466
Radius Health, Inc. (a) (b)	15,372	945,993
Raptor Pharmaceutical Corp. (a)	39,815	207,038
Regulus Therapeutics, Inc. (a) (b)	14,768	128,777
Repligen Corp. (a)	15,913	450,179
Retrophin, Inc. (a)	16,403	316,414
Rigel Pharmaceuticals, Inc. (a) (b)	44,752	135,599
Sage Therapeutics, Inc. (a) (b)	6,488	378,250
Sangamo Biosciences, Inc. (a) (b)	31,616	288,654
Sarepta Therapeutics, Inc. (a) (b)	21,304	821,908
Seres Therapeutics, Inc. (a) (b)	4,329	151,905
Sorrento Therapeutics, Inc. (a)	13,643	118,831
Spark Therapeutics, Inc. (a)	3,405	154,281
Spectrum Pharmaceuticals, Inc. (a) (b)	30,932	186,520
Synergy Pharmaceuticals, Inc. (a) (b)	55,793	316,346
TESARO, Inc. (a) (b)	10,530	550,930
TG Therapeutics, Inc. (a) (b)	16,876	201,331
Trevena, Inc. (a)	15,812	166,026
Ultragenyx Pharmaceutical, Inc. (a)	17,776	1,994,112
Vanda Pharmaceuticals, Inc. (a) (b)	20,273	188,742
Versartis, Inc. (a) (b)	10,994	136,216
Vitae Pharmaceuticals, Inc. (a) (b)	7,098	128,474
Vital Therapies, Inc. (a) (b)	11,269	129,819
Xencor, Inc. (a) (b)	13,567	198,350
ZIOPHARM Oncology, Inc. (a) (b)	53,630	445,665

		50,992,168

Building Products—0.9%
AAON, Inc. (b)	19,095	443,386
Advanced Drainage Systems, Inc. (b)	15,729	377,968
American Woodmark Corp. (a)	6,699	535,786
Apogee Enterprises, Inc.	13,684	595,391
Builders FirstSource, Inc. (a) (b)	21,876	242,386
Continental Building Products, Inc. (a)	14,810	258,583
Gibraltar Industries, Inc. (a)	14,856	377,937
Griffon Corp. (b)	14,438	256,996
Insteel Industries, Inc.	9,958	208,321
Masonite International Corp. (a)	14,468	885,876
NCI Building Systems, Inc. (a)	13,110	162,695
Nortek, Inc. (a) (b)	4,481	195,461
Patrick Industries, Inc. (a)	5,493	238,945
PGT, Inc. (a)	22,494	256,207
Ply Gem Holdings, Inc. (a)	11,295	141,639
Quanex Building Products Corp.	17,697	368,982
Simpson Manufacturing Co., Inc.	19,498	665,857
Trex Co., Inc. (a) (b)	14,671	558,085
Universal Forest Products, Inc.	9,556	653,344

		7,423,845

Capital Markets—1.2%
Arlington Asset Investment Corp. - Class A (b)	10,056	133,041
Associated Capital Group, Inc. - Class A (a)	3,184	97,112
BGC Partners, Inc. - Class A (b)	85,161	835,429
Cohen & Steers, Inc. (b)	9,693	295,443

Capital Markets—(Continued)
Cowen Group, Inc. - Class A (a) (b)	52,786	202,170
Diamond Hill Investment Group, Inc. (b)	1,546	292,194
Evercore Partners, Inc. - Class A	16,148	873,122
Financial Engines, Inc. (b)	24,757	833,568
GAMCO Investors, Inc. - Class A	3,184	98,831
Greenhill & Co., Inc. (b)	13,790	394,532
HFF, Inc. - Class A	17,641	548,106
Houlihan Lokey, Inc.	5,655	148,218
International FCStone, Inc. (a) (b)	7,668	256,571
Investment Technology Group, Inc.	17,949	305,492
Janus Capital Group, Inc. (b)	67,429	950,075
KCG Holdings, Inc. - Class A (a) (b)	16,434	202,303
Ladenburg Thalmann Financial Services, Inc. (a) (b)	51,479	142,082
Moelis & Co. - Class A (b)	8,425	245,841
OM Asset Management plc	9,531	146,110
Piper Jaffray Cos. (a)	7,063	285,345
Safeguard Scientifics, Inc. (a) (b)	10,084	146,319
Stifel Financial Corp. (a)	31,775	1,345,989
Virtu Financial, Inc. - Class A	8,915	201,836
Virtus Investment Partners, Inc. (b)	3,430	402,888
Westwood Holdings Group, Inc.	3,352	174,606
WisdomTree Investments, Inc. (b)	53,688	841,828

		10,399,051

Chemicals—1.6%
A. Schulman, Inc.	15,885	486,716
American Vanguard Corp. (b)	14,887	208,567
Axiall Corp.	33,438	514,945
Balchem Corp. (b)	14,418	876,614
Calgon Carbon Corp.	26,333	454,244
Chase Corp. (b)	3,533	143,899
Chemtura Corp. (a)	31,150	849,461
Ferro Corp. (a)	34,923	388,344
Flotek Industries, Inc. (a) (b)	26,380	301,787
FutureFuel Corp.	10,195	137,633
Hawkins, Inc.	4,778	170,909
HB Fuller Co.	23,919	872,326
Innophos Holdings, Inc.	9,884	286,438
Innospec, Inc.	11,303	613,866
KMG Chemicals, Inc.	5,294	121,868
Koppers Holdings, Inc. (a)	10,265	187,336
Kraton Performance Polymers, Inc. (a)	16,524	274,464
Minerals Technologies, Inc.	16,456	754,672
Olin Corp.	77,717	1,341,395
OMNOVA Solutions, Inc. (a) (b)	22,821	139,893
PolyOne Corp. (b)	42,027	1,334,778
Quaker Chemical Corp.	6,591	509,221
Rayonier Advanced Materials, Inc. (b)	19,176	187,733
Sensient Technologies Corp.	22,015	1,382,982
Stepan Co.	9,222	458,241
Trecora Resources (a)	10,819	134,047
Tredegar Corp.	13,367	182,059
Trinseo S.A. (a) (b)	6,267	176,729
Tronox, Ltd. - Class A (b)	30,359	118,704

		13,609,871

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—1.9%
ABM Industries, Inc.	28,156	$801,601
ACCO Brands Corp. (a)	52,031	370,981
ARC Document Solutions, Inc. (a)	20,330	89,859
Brady Corp. - Class A	22,732	522,381
Brink’s Co. (The)	24,828	716,536
Casella Waste Systems, Inc. - Class A (a)	20,153	120,515
Ceco Environmental Corp.	10,889	83,628
Deluxe Corp. (b)	23,575	1,285,780
Ennis, Inc.	14,123	271,868
Essendant, Inc.	18,301	594,966
G&K Services, Inc. - Class A	9,849	619,502
Healthcare Services Group, Inc. (b)	33,776	1,177,769
Herman Miller, Inc.	28,305	812,353
HNI Corp. (b)	20,250	730,215
InnerWorkings, Inc. (a)	18,741	140,557
Interface, Inc.	31,333	599,714
Kimball International, Inc. - Class B	16,738	163,530
Knoll, Inc.	23,781	447,083
Matthews International Corp. - Class A	15,251	815,166
McGrath RentCorp	13,375	336,916
Mobile Mini, Inc. (b)	23,301	725,360
MSA Safety, Inc.	14,087	612,362
Multi-Color Corp.	6,168	368,908
Quad/Graphics, Inc. (b)	13,076	121,607
SP Plus Corp. (a)	8,683	207,524
Steelcase, Inc. - Class A	38,729	577,062
Team, Inc. (a)	10,055	321,358
Tetra Tech, Inc. (c)	27,830	724,137
U.S. Ecology, Inc.	10,067	366,841
UniFirst Corp.	7,187	748,885
Viad Corp.	8,637	243,823
West Corp.	24,184	521,649

		16,240,436

Communications Equipment—1.5%
ADTRAN, Inc.	24,190	416,552
Alliance Fiber Optic Products, Inc. (b)	6,973	105,711
Applied Optoelectronics, Inc. (a)	8,235	141,313
CalAmp Corp. (a)	19,380	386,243
Calix, Inc. (a)	19,494	153,418
Ciena Corp. (a)	57,113	1,181,668
Comtech Telecommunications Corp.	8,068	162,086
Digi International, Inc. (a)	12,500	142,250
Extreme Networks, Inc. (a)	50,414	205,689
Finisar Corp. (a) (b)	50,382	732,554
Harmonic, Inc. (a) (b)	42,437	172,719
Infinera Corp. (a) (b)	61,567	1,115,594
InterDigital, Inc. (b)	17,110	839,074
Ixia (a)	28,748	357,338
NETGEAR, Inc. (a)	16,562	694,113
NetScout Systems, Inc. (a)	42,528	1,305,610
Oclaro, Inc. (a) (b)	49,350	171,738
Plantronics, Inc.	17,624	835,730
Polycom, Inc. (a)	66,034	831,368
Ruckus Wireless, Inc. (a) (b)	39,097	418,729
ShoreTel, Inc. (a)	28,961	256,305

Communications Equipment—(Continued)
Sonus Networks, Inc. (a) (b)	24,015	171,227
Ubiquiti Networks, Inc. (a) (b)	14,660	464,575
ViaSat, Inc. (a) (b)	19,916	1,215,075

		12,476,679

Construction & Engineering—0.7%
Aegion Corp. (a)	17,495	337,829
Argan, Inc.	6,140	198,936
Comfort Systems USA, Inc.	17,796	505,762
Dycom Industries, Inc. (a) (b)	16,093	1,125,866
EMCOR Group, Inc.	29,573	1,420,687
Furmanite Corp. (a)	19,204	127,899
Granite Construction, Inc. (b)	19,068	818,208
Great Lakes Dredge & Dock Corp. (a)	30,133	119,327
MasTec, Inc. (a) (b)	32,059	557,185
MYR Group, Inc. (a)	10,017	206,450
Primoris Services Corp. (b)	17,845	393,125
Tutor Perini Corp. (a)	19,192	321,274

		6,132,548

Construction Materials—0.2%
Headwaters, Inc. (a)	34,173	576,499
Summit Materials, Inc. - Class A (a) (b)	18,158	363,886
U.S. Concrete, Inc. (a) (b)	7,217	380,047

		1,320,432

Consumer Finance—0.4%
Cash America International, Inc. (b)	12,729	381,234
Encore Capital Group, Inc. (a) (b)	12,804	372,340
Ezcorp, Inc. - Class A (a)	25,213	125,813
First Cash Financial Services, Inc. (a) (b)	12,552	469,821
Green Dot Corp. - Class A (a)	21,594	354,574
Nelnet, Inc. - Class A	10,320	346,442
PRA Group, Inc. (a) (b)	22,334	774,766
World Acceptance Corp. (a) (b)	3,560	132,076

		2,957,066

Containers & Packaging—0.4%
AEP Industries, Inc. (a)	1,974	152,294
Berry Plastics Group, Inc. (a)	57,659	2,086,103
Greif, Inc. - Class A (b)	14,378	442,986
Multi Packaging Solutions International, Ltd. (a)	14,720	255,392
Myers Industries, Inc.	13,337	177,649

		3,114,424

Distributors—0.3%
Core-Mark Holding Co., Inc. (b)	11,438	937,230
Pool Corp.	20,211	1,632,644

		2,569,874

Diversified Consumer Services—1.0%
2U, Inc. (a) (b)	14,475	405,011
American Public Education, Inc. (a) (b)	8,921	166,020
Apollo Education Group, Inc. (a)	44,173	338,807

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Consumer Services—(Continued)
Ascent Capital Group, Inc. - Class A (a) (b)	6,860	$114,699
Bright Horizons Family Solutions, Inc. (a)	17,415	1,163,322
Capella Education Co.	5,633	260,357
Career Education Corp. (a) (b)	35,115	127,467
Carriage Services, Inc. (b)	9,414	226,877
Chegg, Inc. (a) (b)	36,609	246,379
DeVry Education Group, Inc. (b)	29,702	751,758
Grand Canyon Education, Inc. (a)	22,843	916,461
Houghton Mifflin Harcourt Co. (a)	63,495	1,382,921
K12, Inc. (a)	17,337	152,566
LifeLock, Inc. (a) (b)	44,145	633,481
Regis Corp. (a) (b)	18,180	257,247
Sotheby’s (b)	29,570	761,723
Strayer Education, Inc. (a) (b)	5,524	332,103
Weight Watchers International, Inc. (a) (b)	13,493	307,640

		8,544,839

Diversified Financial Services—0.3%
FNFV Group (a) (b)	37,452	420,586
Gain Capital Holdings, Inc.	12,111	98,220
MarketAxess Holdings, Inc. (b)	17,499	1,952,713
NewStar Financial, Inc. (a)	11,916	107,006
PICO Holdings, Inc. (a)	12,147	125,357
Tiptree Financial, Inc. - Class A (b)	14,518	89,141

		2,793,023

Diversified Telecommunication Services—0.7%
8x8, Inc. (a) (b)	41,065	470,194
Atlantic Tele-Network, Inc.	4,754	371,905
Cincinnati Bell, Inc. (a)	97,588	351,317
Cogent Communications Holdings, Inc. (b)	22,011	763,562
Consolidated Communications Holdings, Inc. (b)	24,229	507,598
FairPoint Communications, Inc. (a)	11,602	186,444
General Communication, Inc. - Class A (a) (b)	16,537	327,102
Globalstar, Inc. (a) (b)	221,510	318,974
Hawaiian Telcom Holdco, Inc. (a) (b)	6,401	159,129
IDT Corp. - Class B	8,438	98,387
inContact, Inc. (a) (b)	27,382	261,224
Inteliquent, Inc.	16,025	284,764
Iridium Communications, Inc. (a) (b)	38,356	322,574
Lumos Networks Corp. (a)	8,454	94,685
ORBCOMM, Inc. (a) (b)	27,147	196,544
pdvWireless, Inc. (a)	6,964	191,510
Vonage Holdings Corp. (a)	86,416	496,028
Windstream Holdings, Inc. (b)	47,088	303,247

		5,705,188

Electric Utilities—1.2%
ALLETE, Inc.	23,439	1,191,404
Cleco Corp.	28,398	1,482,660
El Paso Electric Co.	18,779	722,991
Empire District Electric Co. (The)	20,148	565,554
IDACORP, Inc. (b)	23,630	1,606,840
MGE Energy, Inc.	16,879	783,186
Otter Tail Corp. (b)	18,873	502,588

Electric Utilities—(Continued)
PNM Resources, Inc.	36,801	1,125,007
Portland General Electric Co.	40,895	1,487,351
Unitil Corp.	7,429	266,553

		9,734,134

Electrical Equipment—0.6%
AZZ, Inc.	12,522	695,848
Encore Wire Corp.	10,537	390,817
EnerSys	21,009	1,175,034
Franklin Electric Co., Inc.	23,378	631,907
Generac Holdings, Inc. (a) (b)	32,764	975,384
General Cable Corp. (b)	24,951	335,092
LSI Industries, Inc.	10,801	131,664
Plug Power, Inc. (a) (b)	84,766	178,856
Powell Industries, Inc.	4,404	114,636
PowerSecure International, Inc. (a) (b)	11,742	176,717
Sunrun, Inc. (a) (b)	11,080	130,412
Thermon Group Holdings, Inc. (a)	15,847	268,131

		5,204,498

Electronic Equipment, Instruments & Components—2.5%
Anixter International, Inc. (a)	13,642	823,840
AVX Corp. (b)	21,871	265,514
Badger Meter, Inc. (b)	6,820	399,584
Belden, Inc.	19,726	940,536
Benchmark Electronics, Inc. (a)	24,418	504,720
Checkpoint Systems, Inc.	21,005	131,701
Coherent, Inc. (a)	12,132	789,914
CTS Corp.	15,701	276,966
Daktronics, Inc. (b)	18,513	161,433
DTS, Inc. (a)	9,298	209,949
ePlus, Inc. (a)	2,743	255,812
Fabrinet (a)	17,507	417,017
FARO Technologies, Inc. (a) (b)	8,551	252,426
FEI Co. (b)	19,233	1,534,601
GSI Group, Inc. (a)	18,739	255,225
II-VI, Inc. (a)	24,749	459,341
Insight Enterprises, Inc. (a) (c)	19,337	485,745
InvenSense, Inc. (a) (b)	34,992	357,968
Itron, Inc. (a) (b)	18,332	663,252
Kimball Electronics, Inc. (a)	14,109	155,058
Knowles Corp. (a) (b)	39,623	528,175
Littelfuse, Inc.	10,673	1,142,118
Mercury Systems, Inc. (a)	15,581	286,067
Mesa Laboratories, Inc. (b)	1,474	146,663
Methode Electronics, Inc.	17,959	571,635
MTS Systems Corp.	7,482	474,434
Multi-Fineline Electronix, Inc. (a)	4,812	99,512
Newport Corp. (a)	20,202	320,606
OSI Systems, Inc. (a)	9,211	816,647
Park Electrochemical Corp.	10,569	159,169
PC Connection, Inc.	5,366	121,486
Plexus Corp. (a) (c)	15,326	535,184
RealD, Inc. (a)	18,684	197,116
Rofin-Sinar Technologies, Inc. (a)	13,337	357,165
Rogers Corp. (a)	8,965	462,325

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
Sanmina Corp. (a)	38,495	$792,227
ScanSource, Inc. (a)	13,430	432,715
SYNNEX Corp. (b)	13,395	1,204,612
Tech Data Corp. (a)	17,007	1,128,925
TTM Technologies, Inc. (a) (b)	26,923	175,269
Universal Display Corp. (a) (b)	19,252	1,048,079
Vishay Intertechnology, Inc. (b)	63,046	759,704

		21,100,435

Energy Equipment & Services—0.8%
Archrock, Inc.	43,935	330,391
Atwood Oceanics, Inc. (b)	37,323	381,814
Bristow Group, Inc. (b)	17,044	441,440
C&J Energy Services, Ltd. (a) (b)	43,044	204,889
CARBO Ceramics, Inc. (b)	9,292	159,822
Era Group, Inc. (a)	10,332	115,202
Exterran Corp. (a)	22,346	358,653
Forum Energy Technologies, Inc. (a) (b)	29,182	363,608
Helix Energy Solutions Group, Inc. (a) (b)	52,891	278,207
Hornbeck Offshore Services, Inc. (a) (b)	18,165	180,560
Matrix Service Co. (a)	14,196	291,586
McDermott International, Inc. (a) (b)	116,414	389,987
Natural Gas Services Group, Inc. (a)	6,643	148,139
Newpark Resources, Inc. (a) (b)	42,672	225,308
Oil States International, Inc. (a)	27,118	738,965
Parker Drilling Co. (a) (b)	61,149	111,291
PHI, Inc. (a)	6,426	105,451
RigNet, Inc. (a) (b)	7,930	164,072
SEACOR Holdings, Inc. (a) (b)	8,562	450,019
Tesco Corp. (b)	29,105	210,720
TETRA Technologies, Inc. (a)	39,068	293,791
Tidewater, Inc. (b)	22,085	153,712
U.S. Silica Holdings, Inc. (b)	26,394	494,360
Unit Corp. (a) (b)	31,340	382,348

		6,974,335

Food & Staples Retailing—0.9%
Andersons, Inc. (The) (b)	13,251	419,129
Casey’s General Stores, Inc.	18,301	2,204,355
Chefs’ Warehouse, Inc. (The) (a) (b)	8,577	143,064
Fresh Market, Inc. (The) (a) (b)	21,412	501,469
Ingles Markets, Inc. - Class A (b)	6,173	272,106
Performance Food Group Co. (a) (b)	12,001	277,703
Pricesmart, Inc. (b)	9,262	768,653
Smart & Final Stores, Inc. (a)	12,072	219,831
SpartanNash Co.	16,917	366,084
SUPERVALU, Inc. (a)	122,481	830,421
United Natural Foods, Inc. (a) (b)	23,843	938,461
Weis Markets, Inc. (b)	6,205	274,882

		7,216,158

Food Products—1.6%
B&G Foods, Inc. (b)	26,847	940,182
Boulder Brands, Inc. (a)	27,376	300,588
Cal-Maine Foods, Inc. (b)	14,936	692,134

Food Products—(Continued)
Calavo Growers, Inc.	7,353	360,297
Darling Ingredients, Inc. (a)	78,508	825,904
Dean Foods Co. (b)	44,397	761,408
Diamond Foods, Inc. (a)	11,938	460,210
Farmer Bros Co. (a) (b)	3,967	128,015
Fresh Del Monte Produce, Inc. (b)	15,644	608,239
J&J Snack Foods Corp.	7,001	816,807
John B Sanfilippo & Son, Inc.	4,642	250,807
Lancaster Colony Corp.	9,036	1,043,297
Landec Corp. (a) (b)	14,010	165,738
Omega Protein Corp. (a)	11,349	251,948
Post Holdings, Inc. (a) (b)	29,858	1,842,239
Sanderson Farms, Inc. (b)	11,335	878,689
Seaboard Corp. (a) (b)	116	335,790
Seneca Foods Corp. - Class A (a)	4,612	133,656
Snyder’s-Lance, Inc.	22,934	786,636
Tootsie Roll Industries, Inc. (b)	9,118	288,038
TreeHouse Foods, Inc. (a)	20,259	1,589,521

		13,460,143

Gas Utilities—1.2%
Chesapeake Utilities Corp.	6,975	395,831
Laclede Group, Inc. (The)	20,363	1,209,766
New Jersey Resources Corp.	41,016	1,351,887
Northwest Natural Gas Co. (b)	13,257	670,937
ONE Gas, Inc. (b)	24,719	1,240,152
Piedmont Natural Gas Co., Inc.	36,939	2,106,262
South Jersey Industries, Inc. (b)	31,808	748,124
Southwest Gas Corp.	22,160	1,222,346
WGL Holdings, Inc. (b)	22,985	1,447,825

		10,393,130

Health Care Equipment & Supplies—3.8%
Abaxis, Inc. (b)	11,146	620,609
ABIOMED, Inc. (a) (b)	19,803	1,787,815
Accuray, Inc. (a) (b)	37,218	251,221
Analogic Corp. (b)	6,383	527,236
AngioDynamics, Inc. (a)	13,423	162,955
Anika Therapeutics, Inc. (a) (b)	7,087	270,440
Antares Pharma, Inc. (a) (b)	77,224	93,441
AtriCure, Inc. (a) (b)	12,896	289,386
Atrion Corp. (b)	618	235,582
Cantel Medical Corp.	16,951	1,053,335
Cardiovascular Systems, Inc. (a) (b)	14,951	226,059
Cerus Corp. (a) (b)	58,685	370,889
ConforMIS, Inc. (a) (b)	9,445	163,304
CONMED Corp.	12,540	552,387
CryoLife, Inc.	17,220	185,632
Cynosure, Inc. - Class A (a) (b)	11,463	512,052
Endologix, Inc. (a) (b)	32,408	320,839
GenMark Diagnostics, Inc. (a) (b)	19,362	150,249
Globus Medical, Inc. - Class A (a) (b)	32,393	901,173
Greatbatch, Inc. (a)	12,931	678,877
Haemonetics Corp. (a) (b)	24,041	775,082
Halyard Health, Inc. (a) (b)	21,675	724,162
HeartWare International, Inc. (a) (b)	8,570	431,928

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
ICU Medical, Inc. (a)	6,398	$721,566
Inogen, Inc. (a)	7,470	299,472
Insulet Corp. (a)	27,643	1,045,182
Integra LifeSciences Holdings Corp. (a)	13,234	897,001
Invacare Corp.	15,930	277,023
InVivo Therapeutics Holdings Corp. (a) (b)	14,692	105,782
K2M Group Holdings, Inc. (a)	8,524	168,264
LDR Holding Corp. (a) (b)	10,928	274,402
LeMaitre Vascular, Inc.	6,404	110,469
LivaNova plc (a)	20,981	1,245,642
Masimo Corp. (a)	21,582	895,869
Meridian Bioscience, Inc. (b)	22,552	462,767
Merit Medical Systems, Inc. (a)	21,638	402,250
Natus Medical, Inc. (a)	16,472	791,480
Neogen Corp. (a)	17,828	1,007,639
Nevro Corp. (a) (b)	7,994	539,675
Novocure, Ltd. (a)	7,784	174,050
NuVasive, Inc. (a)	22,865	1,237,225
NxStage Medical, Inc. (a) (b)	30,508	668,430
OraSure Technologies, Inc. (a)	29,491	189,922
Orthofix International NV (a)	9,598	376,338
Oxford Immunotec Global plc (a) (b)	8,922	102,603
Penumbra, Inc. (a)	4,070	219,007
Quidel Corp. (a) (b)	13,903	294,744
Rockwell Medical, Inc. (a) (b)	22,438	229,765
RTI Surgical, Inc. (a) (b)	28,130	111,676
Spectranetics Corp. (The) (a) (b)	21,548	324,513
STAAR Surgical Co. (a) (b)	19,419	138,652
STERIS plc (b)	39,759	2,995,443
SurModics, Inc. (a)	5,420	109,863
Tandem Diabetes Care, Inc. (a)	9,484	112,006
Utah Medical Products, Inc.	2,002	117,197
Vascular Solutions, Inc. (a)	7,433	255,621
West Pharmaceutical Services, Inc.	33,849	2,038,387
Wright Medical Group NV (a) (b)	43,029	1,040,441
Zeltiq Aesthetics, Inc. (a) (b)	14,709	419,648

		31,684,667

Health Care Providers & Services—2.6%
Aceto Corp. (b)	15,842	427,417
Adeptus Health, Inc. - Class A (a) (b)	2,999	163,505
Air Methods Corp. (a) (b)	18,730	785,349
Almost Family, Inc. (a)	4,667	178,419
Amedisys, Inc. (a) (b)	13,972	549,379
AMN Healthcare Services, Inc. (a)	23,983	744,672
Amsurg Corp. (a)	25,389	1,929,564
BioTelemetry, Inc. (a)	15,006	175,270
Capital Senior Living Corp. (a) (b)	14,260	297,464
Chemed Corp. (b)	7,941	1,189,562
Civitas Solutions, Inc. (a)	6,456	185,868
Corvel Corp. (a)	5,325	233,874
Cross Country Healthcare, Inc. (a) (b)	16,495	270,353
Diplomat Pharmacy, Inc. (a) (b)	17,028	582,698
Ensign Group, Inc. (The) (b)	24,374	551,584
ExamWorks Group, Inc. (a) (b)	19,285	512,981
Hanger, Inc. (a) (b)	17,356	285,506

Health Care Providers & Services—(Continued)
HealthEquity, Inc. (a)	17,002	426,240
HealthSouth Corp.	44,584	1,551,969
Healthways, Inc. (a) (b)	16,239	208,996
Kindred Healthcare, Inc. (b)	38,603	459,762
Landauer, Inc. (b)	5,165	170,032
LHC Group, Inc. (a)	6,847	310,101
Magellan Health, Inc. (a)	12,415	765,509
Molina Healthcare, Inc. (a) (b)	18,233	1,096,350
National Healthcare Corp. (b)	5,246	323,678
Owens & Minor, Inc. (b)	31,238	1,123,943
PharMerica Corp. (a)	13,843	484,505
Providence Service Corp. (The) (a)	6,975	327,267
RadNet, Inc. (a) (b)	17,918	110,733
Select Medical Holdings Corp. (b)	48,954	583,042
Surgery Partners, Inc. (a)	12,495	256,023
Surgical Care Affiliates, Inc. (a)	10,168	404,788
Team Health Holdings, Inc. (a)	34,959	1,534,351
Triple-S Management Corp. - Class B (a)	12,074	288,689
U.S. Physical Therapy, Inc. (b)	6,011	322,671
Universal American Corp. (b)	20,509	143,563
WellCare Health Plans, Inc. (a)	21,354	1,670,096

		21,625,773

Health Care Technology—0.6%
Computer Programs & Systems, Inc. (b)	5,856	291,336
HealthStream, Inc. (a)	12,016	264,352
HMS Holdings Corp. (a)	44,959	554,794
MedAssets, Inc. (a)	30,146	932,717
Medidata Solutions, Inc. (a)	26,132	1,288,046
Omnicell, Inc. (a)	16,403	509,805
Press Ganey Holdings, Inc. (a) (b)	6,250	197,188
Quality Systems, Inc.	24,814	400,002
Vocera Communications, Inc. (a)	11,244	137,177

		4,575,417

Hotels, Restaurants & Leisure—3.1%
Belmond, Ltd. - Class A (a)	45,218	429,571
Biglari Holdings, Inc. (a)	871	283,789
BJ’s Restaurants, Inc. (a) (b)	10,878	472,867
Bloomin’ Brands, Inc.	57,635	973,455
Bob Evans Farms, Inc.	10,847	421,406
Boyd Gaming Corp. (a) (b)	40,615	807,020
Buffalo Wild Wings, Inc. (a) (b)	8,962	1,430,783
Caesars Acquisition Co. - Class A (a) (b)	23,146	157,624
Caesars Entertainment Corp. (a) (b)	25,824	203,751
Carrols Restaurant Group, Inc. (a)	17,458	204,957
Cheesecake Factory, Inc. (The) (b)	22,672	1,045,406
Churchill Downs, Inc.	6,565	928,882
Chuy’s Holdings, Inc. (a)	8,272	259,244
ClubCorp Holdings, Inc.	20,723	378,609
Cracker Barrel Old Country Store, Inc. (b)	9,084	1,152,124
Dave & Buster’s Entertainment, Inc. (a)	10,814	451,376
Del Frisco’s Restaurant Group, Inc. (a)	12,052	193,073
Denny’s Corp. (a)	39,857	391,794
Diamond Resorts International, Inc. (a) (b)	19,545	498,593
DineEquity, Inc. (b)	7,910	669,740

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Eldorado Resorts, Inc. (a)	14,157	$155,727
Fiesta Restaurant Group, Inc. (a) (b)	13,371	449,266
Habit Restaurants, Inc. (The) - Class A (a)	5,649	130,266
International Speedway Corp. - Class A	12,935	436,168
Interval Leisure Group, Inc. (b)	19,771	308,625
Isle of Capri Casinos, Inc. (a)	12,013	167,341
Jack in the Box, Inc.	18,272	1,401,645
Krispy Kreme Doughnuts, Inc. (a)	33,031	497,777
La Quinta Holdings, Inc. (a)	43,635	593,872
Marcus Corp. (The)	9,550	181,164
Marriott Vacations Worldwide Corp.	12,016	684,311
Monarch Casino & Resort, Inc. (a)	5,265	119,621
Papa John’s International, Inc. (b)	13,488	753,575
Penn National Gaming, Inc. (a) (b)	39,538	633,399
Pinnacle Entertainment, Inc. (a)	28,718	893,704
Planet Fitness, Inc. - Class A (a)	12,117	189,389
Popeyes Louisiana Kitchen, Inc. (a)	11,051	646,484
Potbelly Corp. (a) (b)	8,334	97,591
Red Robin Gourmet Burgers, Inc. (a) (b)	7,619	470,397
Ruby Tuesday, Inc. (a) (b)	30,240	166,622
Ruth’s Hospitality Group, Inc.	17,912	285,159
Scientific Games Corp. - Class A (a) (b)	23,377	209,692
SeaWorld Entertainment, Inc. (b)	32,101	632,069
Shake Shack, Inc. - Class A (a) (b)	2,909	115,196
Sonic Corp. (b)	24,157	780,513
Speedway Motorsports, Inc.	7,078	146,656
Texas Roadhouse, Inc. (b)	33,097	1,183,880
Vail Resorts, Inc. (b)	16,836	2,154,840
Zoe’s Kitchen, Inc. (a) (b)	9,191	257,164

		26,096,177

Household Durables—1.2%
Bassett Furniture Industries, Inc.	5,374	134,780
Beazer Homes USA, Inc. (a) (b)	13,700	157,413
CalAtlantic Group, Inc. (b)	37,485	1,421,431
Cavco Industries, Inc. (a)	4,452	370,896
Century Communities, Inc. (a)	7,561	133,905
CSS Industries, Inc.	4,201	119,224
Ethan Allen Interiors, Inc. (b)	12,159	338,263
Flexsteel Industries, Inc.	3,005	132,761
Helen of Troy, Ltd. (a)	13,453	1,267,945
Hooker Furniture Corp. (b)	5,444	137,407
Hovnanian Enterprises, Inc. - Class A (a) (b)	60,910	110,247
Installed Building Products, Inc. (a) (b)	9,469	235,115
iRobot Corp. (a) (b)	14,746	522,008
KB Home (b)	37,768	465,680
La-Z-Boy, Inc.	22,985	561,294
LGI Homes, Inc. (a) (b)	8,210	199,749
Libbey, Inc. (b)	10,247	218,466
M/I Homes, Inc. (a)	12,868	282,067
MDC Holdings, Inc. (b)	19,869	507,256
Meritage Homes Corp. (a)	17,972	610,868
Taylor Morrison Home Corp. - Class A (a) (b)	15,532	248,512
TRI Pointe Group, Inc. (a) (b)	76,582	970,294
Universal Electronics, Inc. (a)	7,461	383,122
WCI Communities, Inc. (a)	6,498	144,775

Household Durables—(Continued)
William Lyon Homes - Class A (a) (b)	9,057	149,441
ZAGG, Inc. (a)	15,041	164,549

		9,987,468

Household Products—0.2%
Central Garden & Pet Co. - Class A (a)	20,661	280,990
HRG Group, Inc. (a)	34,547	468,457
Orchids Paper Products Co. (b)	5,348	165,360
WD-40 Co. (b)	6,750	665,888

		1,580,695

Independent Power and Renewable Electricity Producers—0.5%
Abengoa Yield plc (b)	22,721	438,288
Atlantic Power Corp. (b)	57,898	114,059
Dynegy, Inc. (a) (b)	59,317	794,848
NRG Yield, Inc. - Class A (b)	16,087	223,770
NRG Yield, Inc. - Class C	29,107	429,619
Ormat Technologies, Inc. (b)	19,075	695,665
Pattern Energy Group, Inc. (b)	26,388	551,773
Talen Energy Corp. (a) (b)	38,673	240,933
TerraForm Global, Inc. - Class A	32,539	181,893
Vivint Solar, Inc. (a) (b)	12,006	114,778

		3,785,626

Industrial Conglomerates—0.0%
Raven Industries, Inc. (b)	18,658	291,065

Insurance—2.4%
Ambac Financial Group, Inc. (a) (b)	22,444	316,236
American Equity Investment Life Holding Co. (b)	37,681	905,474
AMERISAFE, Inc.	9,298	473,268
Argo Group International Holdings, Ltd.	12,862	769,662
Atlas Financial Holdings, Inc. (a)	5,024	99,978
Baldwin & Lyons, Inc. - Class B	4,133	99,316
Citizens, Inc. (a) (b)	22,172	164,738
CNO Financial Group, Inc.	91,193	1,740,874
EMC Insurance Group, Inc.	3,800	96,140
Employers Holdings, Inc.	14,789	403,740
Enstar Group, Ltd. (a)	4,185	627,917
FBL Financial Group, Inc. - Class A (b)	4,790	304,836
Federated National Holding Co.	5,884	173,931
Fidelity & Guaranty Life	4,816	122,182
First American Financial Corp. (b)	52,065	1,869,134
Global Indemnity plc (a)	3,335	96,782
Greenlight Capital Re, Ltd. - Class A (a)	13,998	261,903
HCI Group, Inc. (b)	5,671	197,634
Heritage Insurance Holdings, Inc. (b)	11,792	257,301
Horace Mann Educators Corp.	18,978	629,690
Infinity Property & Casualty Corp.	5,597	460,241
James River Group Holdings, Ltd. (b)	4,499	150,897
Kemper Corp.	20,321	756,957
Maiden Holdings, Ltd. (b)	24,032	358,317
MBIA, Inc. (a) (b)	59,378	384,769
National General Holdings Corp.	18,792	410,793
National Interstate Corp.	3,534	94,358

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
National Western Life Group, Inc. - Class A	1,054	$265,545
Navigators Group, Inc. (The) (a)	5,026	431,181
OneBeacon Insurance Group, Ltd. - Class A (b)	11,496	142,665
Primerica, Inc. (b)	23,745	1,121,476
RLI Corp. (b)	19,966	1,232,901
Safety Insurance Group, Inc.	6,815	384,230
Selective Insurance Group, Inc.	26,789	899,575
State Auto Financial Corp. (b)	7,940	163,485
State National Cos., Inc.	15,205	149,161
Stewart Information Services Corp.	11,286	421,306
Symetra Financial Corp.	35,287	1,121,068
Third Point Reinsurance, Ltd. (a) (b)	39,485	529,494
United Fire Group, Inc.	9,732	372,833
United Insurance Holdings Corp. (b)	8,654	147,983
Universal Insurance Holdings, Inc. (b)	13,563	314,390

		19,924,361

Internet & Catalog Retail—0.5%
1-800-Flowers.com, Inc. - Class A (a)	13,348	97,173
Blue Nile, Inc. (a)	6,605	245,244
Etsy, Inc. (a)	12,070	99,698
FTD Cos., Inc. (a) (b)	9,600	251,232
HSN, Inc. (b)	16,447	833,370
Lands’ End, Inc. (a) (b)	8,472	198,584
Liberty TripAdvisor Holdings, Inc. - Class A (a)	34,803	1,055,923
Nutrisystem, Inc.	14,262	308,630
PetMed Express, Inc. (b)	11,281	193,356
Shutterfly, Inc. (a) (b)	17,108	762,332
Wayfair, Inc. - Class A (a) (b)	9,556	455,057

		4,500,599

Internet Software & Services—2.2%
Actua Corp. (a)	20,148	230,695
Angie’s List, Inc. (a)	21,237	198,566
Bankrate, Inc. (a) (b)	31,827	423,299
Bazaarvoice, Inc. (a) (b)	25,119	110,021
Benefitfocus, Inc. (a)	3,815	138,828
Blucora, Inc. (a) (b)	20,338	199,312
Brightcove, Inc. (a)	16,995	105,369
ChannelAdvisor Corp. (a) (b)	10,403	144,082
Cimpress NV (a) (b)	15,212	1,234,302
comScore, Inc. (a) (b)	16,327	671,856
Constant Contact, Inc. (a) (b)	15,503	453,308
Cornerstone OnDemand, Inc. (a) (b)	26,060	899,852
Cvent, Inc. (a)	11,076	386,663
Demandware, Inc. (a) (b)	15,487	835,833
DHI Group, Inc. (a)	21,586	197,944
EarthLink Holdings Corp.	48,787	362,487
Endurance International Group Holdings, Inc. (a) (b)	27,384	299,307
Envestnet, Inc. (a)	18,433	550,225
Gogo, Inc. (a) (b)	27,419	488,058
GrubHub, Inc. (a) (b)	34,851	843,394
GTT Communications, Inc. (a) (b)	11,597	197,845
Internap Corp. (a) (b)	29,790	190,656
IntraLinks Holdings, Inc. (a)	20,583	186,688

Internet Software & Services—(Continued)
j2 Global, Inc. (b)	22,619	1,861,996
LivePerson, Inc. (a) (b)	29,330	197,978
LogMeIn, Inc. (a) (b)	11,323	759,773
Marketo, Inc. (a)	16,297	467,887
Monster Worldwide, Inc. (a) (b)	43,593	249,788
New Relic, Inc. (a) (b)	2,943	107,213
NIC, Inc.	33,080	651,014
OPOWER, Inc. (a) (b)	12,724	134,365
Q2 Holdings, Inc. (a)	9,262	244,239
Quotient Technology, Inc. (a) (b)	29,125	198,633
Reis, Inc.	4,338	102,941
RetailMeNot, Inc. (a)	18,130	179,850
SciQuest, Inc. (a)	15,491	200,918
Shutterstock, Inc. (a) (b)	9,230	298,498
SPS Commerce, Inc. (a)	7,550	530,085
Stamps.com, Inc. (a)	6,857	751,596
Textura Corp. (a)	9,452	203,974
TrueCar, Inc. (a) (b)	23,179	221,128
Web.com Group, Inc. (a)	20,520	410,605
WebMD Health Corp. (a)	17,955	867,226
Wix.com, Ltd. (a)	8,981	204,318
XO Group, Inc. (a)	16,065	258,004

		18,450,619

IT Services—2.5%
Acxiom Corp. (a)	37,591	786,404
Blackhawk Network Holdings, Inc. (a) (b)	24,769	1,095,038
CACI International, Inc. - Class A (a) (c)	11,204	1,039,507
Cardtronics, Inc. (a) (b)	20,736	697,766
Cass Information Systems, Inc. (b)	5,928	305,055
CIBER, Inc. (a)	39,379	138,220
Convergys Corp. (b)	46,697	1,162,288
CSG Systems International, Inc. (b)	15,258	548,983
EPAM Systems, Inc. (a)	23,687	1,862,272
Euronet Worldwide, Inc. (a)	24,328	1,762,077
Everi Holdings, Inc. (a) (b)	31,970	140,348
EVERTEC, Inc.	30,384	508,628
ExlService Holdings, Inc. (a)	15,842	711,781
Forrester Research, Inc.	5,782	164,671
Hackett Group, Inc. (The)	13,330	214,213
Heartland Payment Systems, Inc.	16,822	1,595,062
Lionbridge Technologies, Inc. (a)	31,361	153,983
Luxoft Holding, Inc. (a)	8,590	662,547
ManTech International Corp. - Class A	12,440	376,186
MAXIMUS, Inc.	30,487	1,714,894
MoneyGram International, Inc. (a)	11,813	74,068
NeuStar, Inc. - Class A (a) (b)	26,451	634,030
Perficient, Inc. (a)	17,369	297,357
Science Applications International Corp.	21,353	977,540
ServiceSource International, Inc. (a) (b)	29,419	135,622
Sykes Enterprises, Inc. (a)	18,634	573,555
Syntel, Inc. (a)	14,931	675,628
TeleTech Holdings, Inc.	7,377	205,892
Travelport Worldwide, Ltd.	49,436	637,724
Unisys Corp. (a) (b)	26,228	289,819
Virtusa Corp. (a)	15,311	632,957

		20,774,115

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Leisure Products—0.3%
Arctic Cat, Inc. (b)	6,783	$111,106
Callaway Golf Co.	37,265	351,037
Malibu Boats, Inc. - Class A (a)	8,768	143,532
Nautilus, Inc. (a)	16,328	273,004
Performance Sports Group, Ltd. (a) (b)	23,135	222,790
Smith & Wesson Holding Corp. (a)	25,637	563,501
Sturm Ruger & Co., Inc.	8,538	508,950

		2,173,920

Life Sciences Tools & Services—0.6%
Accelerate Diagnostics, Inc. (a)	11,348	243,869
Affymetrix, Inc. (a) (b) (c)	38,409	387,547
Albany Molecular Research, Inc. (a) (b)	12,484	247,807
Cambrex Corp. (a)	15,180	714,826
Fluidigm Corp. (a) (b)	13,200	142,692
INC Research Holdings, Inc. - Class A (a)	6,230	302,217
Luminex Corp. (a)	23,255	497,425
NanoString Technologies, Inc. (a) (b)	7,017	103,220
NeoGenomics, Inc. (a)	26,497	208,531
Pacific Biosciences of California, Inc. (a) (b)	27,011	354,655
PAREXEL International Corp. (a)	25,560	1,741,147
PRA Health Sciences, Inc. (a) (b)	9,267	419,517

		5,363,453

Machinery—2.5%
Actuant Corp. - Class A (b)	28,401	680,488
Alamo Group, Inc.	4,629	241,171
Albany International Corp. - Class A	14,147	517,073
Altra Industrial Motion Corp. (b)	13,385	335,696
American Railcar Industries, Inc.	4,708	217,886
Astec Industries, Inc. (b)	9,004	366,463
Barnes Group, Inc.	25,967	918,972
Blount International, Inc. (a)	23,822	233,694
Briggs & Stratton Corp. (b)	21,617	373,974
Chart Industries, Inc. (a)	15,307	274,914
CIRCOR International, Inc.	8,835	372,395
CLARCOR, Inc. (b)	23,140	1,149,595
Columbus McKinnon Corp.	10,074	190,399
Douglas Dynamics, Inc.	9,877	208,108
EnPro Industries, Inc.	11,493	503,853
ESCO Technologies, Inc.	12,540	453,196
Federal Signal Corp.	29,548	468,336
FreightCar America, Inc.	7,047	136,923
Global Brass & Copper Holdings, Inc.	11,099	236,409
Gorman-Rupp Co. (The) (b)	10,331	276,148
Greenbrier Cos., Inc. (The) (b)	14,368	468,684
Harsco Corp.	37,700	297,076
Hillenbrand, Inc.	29,866	884,930
Hyster-Yale Materials Handling, Inc.	4,976	260,991
John Bean Technologies Corp.	13,616	678,485
Kadant, Inc.	5,766	234,157
Lindsay Corp. (b)	5,740	415,576
Lydall, Inc. (a)	8,342	295,974
Meritor, Inc. (a)	43,321	361,730
Milacron Holdings Corp. (a)	6,533	81,728
Miller Industries, Inc.	5,680	123,710

Machinery—(Continued)
Mueller Industries, Inc.	28,764	779,504
Mueller Water Products, Inc. - Class A	76,369	656,773
Navistar International Corp. (a) (b)	23,914	211,400
NN, Inc. (b)	12,696	202,374
Proto Labs, Inc. (a) (b)	11,113	707,787
RBC Bearings, Inc. (a)	10,876	702,481
Rexnord Corp. (a)	47,178	854,865
Standex International Corp.	6,262	520,685
Sun Hydraulics Corp. (b)	10,558	335,005
Tennant Co.	8,929	502,346
TriMas Corp. (a)	22,514	419,886
Wabash National Corp. (a) (b)	32,109	379,850
Watts Water Technologies, Inc. - Class A	13,118	651,571
Woodward, Inc.	30,225	1,500,974

		20,684,235

Marine—0.1%
Matson, Inc.	20,127	858,014
Scorpio Bulkers, Inc. (a)	12,580	124,417

		982,431

Media—1.5%
AMC Entertainment Holdings, Inc. - Class A (b)	9,526	228,624
Carmike Cinemas, Inc. (a)	12,031	275,991
Central European Media Enterprises, Ltd. - Class A (a) (b)	39,291	105,693
Daily Journal Corp. (a) (b)	598	120,796
DreamWorks Animation SKG, Inc. - Class A (a)	35,402	912,309
Entercom Communications Corp. - Class A (a)	14,538	163,262
Entravision Communications Corp. - Class A	29,645	228,563
Eros International plc (a) (b)	13,360	122,244
EW Scripps Co. (The) - Class A	29,695	564,205
Global Eagle Entertainment, Inc. (a) (b)	28,412	280,426
Gray Television, Inc. (a)	30,714	500,638
IMAX Corp. (a) (b)	28,090	998,319
Journal Media Group, Inc.	12,272	147,509
Loral Space & Communications, Inc. (a) (b)	6,669	271,495
MDC Partners, Inc. - Class A (b)	19,973	433,813
Media General, Inc. (a) (b)	44,825	723,924
Meredith Corp.	17,483	756,140
National CineMedia, Inc.	31,052	487,827
New Media Investment Group, Inc.	22,310	434,153
New York Times Co. (The) - Class A (b)	65,251	875,668
Nexstar Broadcasting Group, Inc. - Class A	14,830	870,521
Reading International, Inc. - Class A (a)	8,504	111,487
Rentrak Corp. (a) (b)	6,007	285,513
Scholastic Corp. (b)	11,930	460,021
Sinclair Broadcast Group, Inc. - Class A (b)	30,881	1,004,868
Time, Inc. (b)	50,164	786,070
Tribune Publishing Co.	14,706	135,589
World Wrestling Entertainment, Inc. - Class A (b)	14,120	251,901

		12,537,569

Metals & Mining—0.7%
AK Steel Holding Corp. (a) (b)	84,412	189,083

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—(Continued)
Carpenter Technology Corp.	23,384	$707,834
Cliffs Natural Resources, Inc. (a) (b)	72,553	114,634
Coeur Mining, Inc. (a) (b)	64,923	161,009
Commercial Metals Co.	52,948	724,858
Ferroglobe plc	31,634	340,065
Haynes International, Inc.	6,653	244,099
Hecla Mining Co. (b)	174,328	329,480
Kaiser Aluminum Corp.	7,976	667,272
Materion Corp.	9,498	265,944
Real Industry, Inc. (a)	14,514	116,547
Schnitzer Steel Industries, Inc. - Class A (b)	13,529	194,412
Stillwater Mining Co. (a) (b)	56,563	484,745
SunCoke Energy, Inc.	35,308	122,519
TimkenSteel Corp. (b)	18,629	156,111
Worthington Industries, Inc.	24,353	733,999

		5,552,611

Multi-Utilities—0.4%
Avista Corp. (b)	29,297	1,036,235
Black Hills Corp.	24,076	1,117,849
NorthWestern Corp. (b)	22,109	1,199,413

		3,353,497

Multiline Retail—0.3%
Big Lots, Inc. (b)	22,924	883,491
Burlington Stores, Inc. (a)	34,950	1,499,355
Fred’s, Inc. - Class A	16,936	277,242
Tuesday Morning Corp. (a) (b)	21,822	141,843

		2,801,931

Oil, Gas & Consumable Fuels—1.7%
Alon USA Energy, Inc. (b)	18,417	273,308
Ardmore Shipping Corp.	9,727	123,727
Bill Barrett Corp. (a) (b)	28,840	113,341
Bonanza Creek Energy, Inc. (a) (b)	39,046	205,772
Callon Petroleum Co. (a) (b)	41,791	348,537
Carrizo Oil & Gas, Inc. (a)	27,471	812,592
Clayton Williams Energy, Inc. (a) (b)	3,222	95,275
Clean Energy Fuels Corp. (a) (b)	35,238	126,857
Delek U.S. Holdings, Inc.	28,305	696,303
DHT Holdings, Inc. (b)	44,160	357,254
Dorian LPG, Ltd. (a) (b)	12,155	143,064
Frontline, Ltd.	115,975	346,765
GasLog, Ltd. (b)	20,748	172,208
Green Plains, Inc. (b)	18,400	421,360
Matador Resources Co. (a) (b)	38,313	757,448
Navios Maritime Acquisition Corp.	40,824	122,880
Nordic American Tankers, Ltd. (b)	41,561	645,858
Northern Oil and Gas, Inc. (a) (b)	32,713	126,272
Oasis Petroleum, Inc. (a) (b)	75,842	558,956
Panhandle Oil and Gas, Inc. - Class A (b)	10,459	169,018
Par Pacific holdings, Inc. (a) (b)	9,479	223,136
Parsley Energy, Inc. - Class A (a)	44,266	816,708
PDC Energy, Inc. (a) (b)	19,719	1,052,600
Renewable Energy Group, Inc. (a)	22,727	211,134

Oil, Gas & Consumable Fuels—(Continued)
REX American Resources Corp. (a) (b)	2,989	161,615
RSP Permian, Inc. (a) (b)	31,136	759,407
Sanchez Energy Corp. (a) (b)	24,958	107,569
Scorpio Tankers, Inc.	83,337	668,363
SemGroup Corp. - Class A (b)	20,664	596,363
Ship Finance International, Ltd. (b)	28,428	471,052
Solazyme, Inc. (a) (b)	44,324	109,924
Stone Energy Corp. (a) (b)	27,971	119,996
Synergy Resources Corp. (a) (b)	48,841	416,125
Teekay Tankers, Ltd. - Class A	53,596	368,741
Ultra Petroleum Corp. (a) (b)	114,278	285,695
Western Refining, Inc.	34,157	1,216,672

		14,201,895

Paper & Forest Products—0.6%
Boise Cascade Co. (a)	18,411	470,033
Clearwater Paper Corp. (a)	9,289	422,928
Deltic Timber Corp.	5,314	312,835
KapStone Paper and Packaging Corp. (b)	39,372	889,414
Louisiana-Pacific Corp. (a) (b)	67,208	1,210,416
Neenah Paper, Inc.	7,745	483,521
PH Glatfelter Co.	21,278	392,366
Schweitzer-Mauduit International, Inc.	14,898	625,567
Wausau Paper Corp.	19,827	202,830

		5,009,910

Personal Products—0.2%
Elizabeth Arden, Inc. (a) (b)	12,466	123,413
Inter Parfums, Inc.	8,191	195,110
Medifast, Inc. (b)	5,660	171,951
Natural Health Trends Corp. (b)	4,644	155,713
Nutraceutical International Corp. (a)	4,388	113,298
Revlon, Inc. - Class A (a)	6,172	171,829
USANA Health Sciences, Inc. (a)	2,803	358,083

		1,289,397

Pharmaceuticals—1.9%
Aerie Pharmaceuticals, Inc. (a) (b)	9,996	243,403
Amphastar Pharmaceuticals, Inc. (a) (b)	15,186	216,097
ANI Pharmaceuticals, Inc. (a) (b)	3,380	152,523
BioDelivery Sciences International, Inc. (a) (b)	20,287	97,175
Catalent, Inc. (a)	38,849	972,391
Cempra, Inc. (a) (b)	15,026	467,759
Corcept Therapeutics, Inc. (a) (b)	27,975	139,316
Depomed, Inc. (a) (b)	31,379	568,901
Dermira, Inc. (a)	9,122	315,712
Durect Corp. (a)	57,821	127,784
Foamix Pharmaceuticals, Ltd. (a) (b)	12,214	99,056
Heska Corp. (a)	3,054	118,129
Impax Laboratories, Inc. (a)	34,206	1,462,649
Intersect ENT, Inc. (a) (b)	6,805	153,113
Intra-Cellular Therapies, Inc. (a) (b)	12,522	673,558
Lannett Co., Inc. (a) (b)	12,710	509,925
Medicines Co. (The) (a) (b)	32,038	1,196,299
Nektar Therapeutics (a) (b)	62,084	1,046,115

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—(Continued)
Omeros Corp. (a) (b)	18,771	$295,268
Pacira Pharmaceuticals, Inc. (a) (b)	17,459	1,340,677
Paratek Pharmaceuticals, Inc. (a) (b)	5,993	113,687
Phibro Animal Health Corp. - Class A (b)	7,619	229,560
POZEN, Inc. (a) (b)	15,517	105,981
Prestige Brands Holdings, Inc. (a)	25,686	1,322,315
Relypsa, Inc. (a) (b)	15,309	433,857
Revance Therapeutics, Inc. (a) (b)	8,949	305,698
Sagent Pharmaceuticals, Inc. (a) (b)	11,006	175,105
Sciclone Pharmaceuticals, Inc. (a)	27,839	256,119
Sucampo Pharmaceuticals, Inc. - Class A (a)	12,005	207,566
Supernus Pharmaceuticals, Inc. (a) (b)	15,103	202,984
Teligent, Inc. (a) (b)	17,629	156,898
Tetraphase Pharmaceuticals, Inc. (a) (b)	16,854	169,046
TherapeuticsMD, Inc. (a) (b)	59,460	616,600
Theravance Biopharma, Inc. (a) (b)	16,997	278,581
Theravance, Inc. (b)	40,393	425,742
XenoPort, Inc. (a) (b)	30,042	164,931
Zogenix, Inc. (a)	12,033	177,366

		15,537,886

Professional Services—1.3%
Acacia Research Corp.	24,564	105,380
Advisory Board Co. (The) (a)	20,097	997,012
Barrett Business Services, Inc. (b)	3,858	167,977
CBIZ, Inc. (a) (b)	24,387	240,456
CEB, Inc.	15,450	948,476
Exponent, Inc.	12,398	619,280
Franklin Covey Co. (a)	5,394	90,296
FTI Consulting, Inc. (a)	19,255	667,378
GP Strategies Corp. (a)	5,793	145,462
Heidrick & Struggles International, Inc.	9,634	262,237
Huron Consulting Group, Inc. (a)	11,815	701,811
ICF International, Inc. (a)	10,002	355,671
Insperity, Inc.	9,107	438,502
Kelly Services, Inc. - Class A	14,944	241,346
Kforce, Inc.	12,692	320,854
Korn/Ferry International	23,409	776,711
Mistras Group, Inc. (a)	8,222	156,958
Navigant Consulting, Inc. (a)	21,686	348,277
On Assignment, Inc. (a)	24,181	1,086,936
Resources Connection, Inc.	17,930	292,976
RPX Corp. (a)	26,264	288,904
TriNet Group, Inc. (a) (b)	19,326	373,958
TrueBlue, Inc. (a)	19,573	504,200
VSE Corp.	2,095	130,267
WageWorks, Inc. (a)	17,251	782,678

		11,044,003

Real Estate Investment Trusts—8.7%
Acadia Realty Trust	31,817	1,054,734
AG Mortgage Investment Trust, Inc. (b)	14,345	184,190
Agree Realty Corp.	11,237	381,946
Alexander’s, Inc. (b)	1,029	395,249
Altisource Residential Corp. (b)	26,537	329,324
American Assets Trust, Inc.	17,413	667,789

Real Estate Investment Trusts—(Continued)
American Capital Mortgage Investment Corp.	23,775	331,899
American Residential Properties, Inc. (b)	16,166	305,537
Anworth Mortgage Asset Corp.	49,995	217,478
Apollo Commercial Real Estate Finance, Inc. (b)	28,760	495,535
Apollo Residential Mortgage, Inc.	16,439	196,446
Ares Commercial Real Estate Corp. (b)	11,438	130,851
Armada Hoffler Properties, Inc.	12,863	134,804
ARMOUR Residential REIT, Inc. (b)	20,649	449,322
Ashford Hospitality Prime, Inc.	14,521	210,555
Ashford Hospitality Trust, Inc.	39,201	247,358
Bluerock Residential Growth REIT, Inc. (b)	9,427	111,710
Campus Crest Communities, Inc. (a)	31,269	212,629
Capstead Mortgage Corp. (b)	44,863	392,103
CareTrust REIT, Inc. (b)	22,728	248,872
CatchMark Timber Trust, Inc. - Class A (b)	19,002	214,913
Cedar Realty Trust, Inc. (b)	37,954	268,714
Chatham Lodging Trust (b)	18,798	384,983
Chesapeake Lodging Trust	28,075	706,367
Colony Capital, Inc. - Class A (b)	52,491	1,022,525
Colony Starwood Homes (a)	17,678	400,230
CoreSite Realty Corp. (b)	12,320	698,790
Cousins Properties, Inc.	107,365	1,012,452
CubeSmart	77,943	2,386,615
CyrusOne, Inc. (b)	30,768	1,152,262
CYS Investments, Inc. (b)	74,681	532,476
DCT Industrial Trust, Inc.	41,684	1,557,731
DiamondRock Hospitality Co.	92,281	890,512
DuPont Fabros Technology, Inc. (b)	29,695	944,004
Dynex Capital, Inc. (b)	26,422	167,780
Easterly Government Properties, Inc.	5,391	92,617
EastGroup Properties, Inc. (b)	15,137	841,769
Education Realty Trust, Inc. (b)	26,542	1,005,411
EPR Properties (b)	26,830	1,568,214
Equity One, Inc.	34,207	928,720
FelCor Lodging Trust, Inc.	66,829	487,852
First Industrial Realty Trust, Inc.	50,899	1,126,395
First Potomac Realty Trust	27,829	317,251
Franklin Street Properties Corp.	42,121	435,952
Geo Group, Inc. (The)	35,110	1,015,030
Getty Realty Corp. (b)	13,375	229,381
Gladstone Commercial Corp. (b)	10,038	146,454
Government Properties Income Trust (b)	33,503	531,693
Gramercy Property Trust, Inc. (b)	196,864	1,519,786
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	20,919	395,788
Hatteras Financial Corp.	45,676	600,639
Healthcare Realty Trust, Inc.	46,860	1,327,075
Hersha Hospitality Trust (b)	21,188	461,051
Highwoods Properties, Inc.	44,096	1,922,586
Hudson Pacific Properties, Inc.	35,234	991,485
Independence Realty Trust, Inc.	15,452	116,045
InfraREIT, Inc.	10,732	198,542
Inland Real Estate Corp.	40,747	432,733
Invesco Mortgage Capital, Inc. (b)	58,562	725,583
Investors Real Estate Trust	56,725	394,239
iStar, Inc. (a) (b)	40,007	469,282
Kite Realty Group Trust	38,856	1,007,536

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
Ladder Capital Corp.	18,832	$233,893
LaSalle Hotel Properties (b)	53,022	1,334,034
Lexington Realty Trust (b)	95,516	764,128
LTC Properties, Inc.	16,934	730,533
Mack-Cali Realty Corp.	41,015	957,700
Medical Properties Trust, Inc. (b)	107,995	1,243,022
Monmouth Real Estate Investment Corp. - Class A	28,144	294,386
Monogram Residential Trust, Inc.	77,219	753,657
National Health Investors, Inc.	17,654	1,074,599
National Storage Affiliates Trust (b)	10,849	185,843
New Residential Investment Corp.	106,527	1,295,368
New Senior Investment Group, Inc.	40,485	399,182
New York Mortgage Trust, Inc. (b)	51,471	274,340
New York REIT, Inc. (b)	75,580	869,170
NexPoint Residential Trust, Inc. (b)	9,072	118,752
One Liberty Properties, Inc.	6,290	134,983
Orchid Island Capital, Inc.	11,326	112,467
Parkway Properties, Inc.	38,318	598,910
Pebblebrook Hotel Trust (b)	33,791	946,824
Pennsylvania Real Estate Investment Trust	32,570	712,306
PennyMac Mortgage Investment Trust	35,722	545,118
Physicians Realty Trust	40,209	677,924
Potlatch Corp. (b)	19,692	595,486
Preferred Apartment Communities, Inc. - Class A (b)	11,149	145,829
PS Business Parks, Inc.	9,046	790,892
QTS Realty Trust, Inc. - Class A	13,062	589,227
RAIT Financial Trust (b)	39,654	107,066
Ramco-Gershenson Properties Trust	37,976	630,781
Redwood Trust, Inc.	39,826	525,703
Resource Capital Corp. (b)	16,059	204,913
Retail Opportunity Investments Corp. (b)	46,826	838,185
Rexford Industrial Realty, Inc. (b)	25,670	419,961
RLJ Lodging Trust (b)	62,037	1,341,860
Rouse Properties, Inc. (b)	18,643	271,442
Ryman Hospitality Properties, Inc.	20,440	1,055,522
Sabra Health Care REIT, Inc.	33,240	672,445
Saul Centers, Inc.	4,228	216,770
Select Income REIT (b)	29,295	580,627
Silver Bay Realty Trust Corp.	16,953	265,484
Sovran Self Storage, Inc.	16,678	1,789,716
STAG Industrial, Inc.	30,449	561,784
STORE Capital Corp.	21,415	496,828
Summit Hotel Properties, Inc.	40,984	489,759
Sun Communities, Inc. (b)	23,753	1,627,793
Sunstone Hotel Investors, Inc.	97,970	1,223,645
Terreno Realty Corp.	20,992	474,839
UMH Properties, Inc. (b)	11,462	115,995
United Development Funding IV (b)	14,302	157,322
Universal Health Realty Income Trust (b)	6,109	305,511
Urban Edge Properties	41,316	968,860
Urstadt Biddle Properties, Inc. - Class A	13,207	254,103
Washington Real Estate Investment Trust (b)	32,300	874,038
Western Asset Mortgage Capital Corp. (b)	20,929	213,894
Whitestone REIT (b)	16,717	200,771
Xenia Hotels & Resorts, Inc.	53,296	817,028

		72,409,012

Real Estate Management & Development—0.4%
Alexander & Baldwin, Inc. (b)	22,995	811,954
Altisource Portfolio Solutions S.A. (a) (b)	6,754	187,829
Consolidated-Tomoka Land Co. (b)	2,461	129,719
Forestar Group, Inc. (a) (b)	17,933	196,187
FRP Holdings, Inc. (a) (b)	3,389	115,023
Kennedy-Wilson Holdings, Inc. (b)	43,109	1,038,065
Marcus & Millichap, Inc. (a) (b)	6,463	188,332
RE/MAX Holdings, Inc. - Class A	7,034	262,368
RMR Group, Inc. (The) (a)	696	10,029
St. Joe Co. (The) (a) (b)	25,487	471,764
Tejon Ranch Co. (a) (b)	7,566	144,889

		3,556,159

Road & Rail—0.4%
ArcBest Corp.	12,815	274,113
Celadon Group, Inc. (b)	13,029	128,857
Covenant Transportation Group, Inc. - Class A (a)	5,776	109,109
Heartland Express, Inc. (b)	26,957	458,808
Knight Transportation, Inc. (b)	29,563	716,311
Marten Transport, Ltd.	11,626	205,780
Roadrunner Transportation Systems, Inc. (a)	13,855	130,653
Saia, Inc. (a)	11,835	263,329
Swift Transportation Co. (a) (b)	41,359	571,581
Werner Enterprises, Inc. (b)	22,043	515,586
YRC Worldwide, Inc. (a)	14,785	209,651

		3,583,778

Semiconductors & Semiconductor Equipment—3.2%
Advanced Energy Industries, Inc. (a)	19,555	552,038
Advanced Micro Devices, Inc. (a) (b)	296,073	849,729
Ambarella, Inc. (a) (b)	15,830	882,364
Amkor Technology, Inc. (a) (b)	56,069	340,900
Applied Micro Circuits Corp. (a)	37,494	238,837
Axcelis Technologies, Inc. (a)	55,739	144,364
Brooks Automation, Inc.	32,611	348,285
Cabot Microelectronics Corp. (a)	11,541	505,265
Cascade Microtech, Inc. (a)	6,920	112,450
Cavium, Inc. (a) (b)	25,863	1,699,458
Ceva, Inc. (a)	9,018	210,660
Cirrus Logic, Inc. (a)	30,584	903,145
Cohu, Inc.	11,848	143,005
Diodes, Inc. (a)	18,315	420,879
DSP Group, Inc. (a)	11,248	106,181
Entegris, Inc. (a)	70,382	933,969
Exar Corp. (a) (c)	20,123	123,354
Fairchild Semiconductor International, Inc. (a)	56,225	1,164,420
FormFactor, Inc. (a) (c)	27,182	244,638
Inphi Corp. (a)	17,959	485,252
Integrated Device Technology, Inc. (a)	68,677	1,809,639
Intersil Corp. - Class A	61,321	782,456
IXYS Corp.	13,771	173,928
Lattice Semiconductor Corp. (a) (b)	55,774	360,858
M/A-COM Technology Solutions Holdings, Inc. (a) (b)	10,997	449,667
Mattson Technology, Inc. (a)	38,422	135,630
MaxLinear, Inc. - Class A (a)	23,196	341,677

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Microsemi Corp. (a) (b)	44,049	$1,435,557
MKS Instruments, Inc.	24,685	888,660
Monolithic Power Systems, Inc.	18,931	1,206,094
Nanometrics, Inc. (a)	12,771	193,353
NeoPhotonics Corp. (a) (b)	14,422	156,623
NVE Corp.	2,605	146,349
OmniVision Technologies, Inc. (a)	29,383	852,695
PDF Solutions, Inc. (a)	13,631	147,760
Photronics, Inc. (a)	30,362	378,007
PMC - Sierra, Inc. (a)	80,989	941,092
Power Integrations, Inc.	13,771	669,684
Rambus, Inc. (a) (b)	56,543	655,333
Rudolph Technologies, Inc. (a)	18,288	260,055
Semtech Corp. (a)	33,156	627,312
Sigma Designs, Inc. (a) (b)	16,965	107,219
Silicon Laboratories, Inc. (a)	19,602	951,481
Synaptics, Inc. (a) (b)	17,366	1,395,184
Tessera Technologies, Inc.	24,436	733,324
Ultratech, Inc. (a) (b)	13,618	269,909
Veeco Instruments, Inc. (a) (b)	20,425	419,938
Xcerra Corp. (a)	26,473	160,162

		27,058,839

Software—4.4%
A10 Networks, Inc. (a)	17,081	112,051
ACI Worldwide, Inc. (a)	53,987	1,155,322
American Software, Inc. - Class A (b)	12,761	129,907
Aspen Technology, Inc. (a) (b) (c)	41,625	1,571,760
AVG Technologies NV (a)	19,150	383,958
Blackbaud, Inc.	21,648	1,425,737
Bottomline Technologies de, Inc. (a) (b)	19,170	569,924
BroadSoft, Inc. (a) (b)	14,701	519,827
Callidus Software, Inc. (a)	28,634	531,733
CommVault Systems, Inc. (a)	21,011	826,783
Digimarc Corp. (a)	3,943	143,959
Ebix, Inc. (b)	12,915	423,483
Ellie Mae, Inc. (a) (b)	13,561	816,779
EPIQ Systems, Inc.	15,846	207,107
Fair Isaac Corp. (b)	15,124	1,424,378
FleetMatics Group plc (a)	18,434	936,263
Gigamon, Inc. (a)	12,234	325,057
Globant S.A. (a) (b)	7,299	273,786
Glu Mobile, Inc. (a) (b)	56,662	137,689
Guidewire Software, Inc. (a)	32,997	1,985,100
HubSpot, Inc. (a)	8,823	496,823
Imperva, Inc. (a) (b)	12,766	808,216
Infoblox, Inc. (a) (b)	27,141	499,123
Interactive Intelligence Group, Inc. (a) (b)	7,901	248,249
Jive Software, Inc. (a) (b)	23,671	96,578
Manhattan Associates, Inc. (a)	35,319	2,337,058
Mentor Graphics Corp.	47,412	873,329
MicroStrategy, Inc. - Class A (a)	4,589	822,762
Model N, Inc. (a)	10,589	118,173
Monotype Imaging Holdings, Inc.	18,592	439,515
Paycom Software, Inc. (a) (b)	14,749	555,005
Paylocity Holding Corp. (a)	7,401	300,111

Software—(Continued)
Pegasystems, Inc.	16,572	455,730
Progress Software Corp. (a)	23,712	569,088
Proofpoint, Inc. (a) (b)	18,606	1,209,576
PROS Holdings, Inc. (a) (b)	10,832	249,569
QAD, Inc. - Class A	5,009	102,785
Qlik Technologies, Inc. (a) (b)	42,908	1,358,467
Qualys, Inc. (a) (b)	11,629	384,804
RealPage, Inc. (a)	27,401	615,153
RingCentral, Inc. - Class A (a)	25,092	591,669
Rovi Corp. (a) (b)	41,187	686,175
Rubicon Project, Inc. (The) (a) (b)	12,316	202,598
Sapiens International Corp. NV	11,949	121,880
SeaChange International, Inc. (a) (b)	15,237	102,697
Silver Spring Networks, Inc. (a)	17,691	254,927
Synchronoss Technologies, Inc. (a) (b)	19,823	698,364
Take-Two Interactive Software, Inc. (a) (b)	39,881	1,389,454
Tangoe, Inc. (a) (b)	19,395	162,724
TeleCommunication Systems, Inc. - Class A (a)	25,887	128,658
TiVo, Inc. (a)	45,871	395,867
TubeMogul, Inc. (a) (b)	8,244	112,118
Tyler Technologies, Inc. (a)	15,806	2,755,302
VASCO Data Security International, Inc. (a) (b)	15,031	251,469
Verint Systems, Inc. (a)	28,969	1,174,983
Xura, Inc. (a)	11,872	291,814
Zendesk, Inc. (a)	25,082	663,168
Zix Corp. (a)	28,558	145,075

		36,569,659

Specialty Retail—2.6%
Abercrombie & Fitch Co. - Class A (b)	32,535	878,445
America’s Car-Mart, Inc. (a) (b)	3,580	95,550
American Eagle Outfitters, Inc. (b)	90,391	1,401,061
Asbury Automotive Group, Inc. (a)	12,479	841,584
Ascena Retail Group, Inc. (a) (b)	79,891	786,926
Barnes & Noble Education, Inc. (a) (b)	15,057	149,817
Barnes & Noble, Inc. (b)	23,825	207,516
Big 5 Sporting Goods Corp.	9,824	98,142
Buckle, Inc. (The) (b)	14,188	436,707
Caleres, Inc. (b)	20,189	541,469
Cato Corp. (The) - Class A	13,930	512,903
Chico’s FAS, Inc. (b)	66,717	711,870
Children’s Place, Inc. (The) (b)	9,293	512,974
Citi Trends, Inc.	8,551	181,709
Conn’s, Inc. (a) (b)	13,796	323,792
Express, Inc. (a)	42,922	741,692
Finish Line, Inc. (The) - Class A (b)	20,590	372,267
Five Below, Inc. (a) (b)	25,874	830,555
Francesca’s Holdings Corp. (a)	22,196	386,432
Genesco, Inc. (a)	11,779	669,401
Group 1 Automotive, Inc.	10,876	823,313
Guess?, Inc. (b)	30,485	575,557
Haverty Furniture Cos., Inc.	10,391	222,783
Hibbett Sports, Inc. (a) (b)	12,576	380,298
Kirkland’s, Inc. (b)	9,307	134,952
Lithia Motors, Inc. - Class A	10,761	1,147,876
Lumber Liquidators Holdings, Inc. (a)	13,856	240,540

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Specialty Retail—(Continued)
MarineMax, Inc. (a)	12,696	$233,860
Mattress Firm Holding Corp. (a) (b)	9,630	429,787
Men’s Wearhouse, Inc. (The) (b)	22,434	329,331
Monro Muffler Brake, Inc. (b)	15,070	997,936
Outerwall, Inc. (b)	8,102	296,047
Party City Holdco, Inc. (a)	13,656	176,299
Pep Boys-Manny Moe & Jack (The) (a)	25,763	474,297
Pier 1 Imports, Inc. (b)	47,023	239,347
Rent-A-Center, Inc. (b)	23,338	349,370
Restoration Hardware Holdings, Inc. (a) (b)	15,345	1,219,160
Select Comfort Corp. (a)	24,198	518,079
Shoe Carnival, Inc.	8,227	190,866
Sonic Automotive, Inc. - Class A	14,688	334,299
Sportsman’s Warehouse Holdings, Inc. (a) (b)	9,266	119,531
Stage Stores, Inc. (b)	16,362	149,058
Stein Mart, Inc.	15,504	104,342
Tile Shop Holdings, Inc. (a)	14,624	239,834
Vitamin Shoppe, Inc. (a) (b)	15,769	515,646
Winmark Corp. (b)	1,140	106,031
Zumiez, Inc. (a) (b)	10,452	158,034

		21,387,285

Technology Hardware, Storage & Peripherals—0.6%
Avid Technology, Inc. (a) (b)	17,870	130,272
Cray, Inc. (a) (b)	19,290	625,961
Diebold, Inc. (b)	30,087	905,318
Eastman Kodak Co. (a)	7,370	92,420
Electronics for Imaging, Inc. (a)	22,186	1,036,974
Immersion Corp. (a)	16,446	191,760
Nimble Storage, Inc. (a) (b)	23,597	217,092
Pure Storage, Inc. - Class A (a) (b)	19,662	306,137
QLogic Corp. (a)	44,263	540,009
Silicon Graphics International Corp. (a)	18,467	108,955
Stratasys, Ltd. (a) (b)	23,667	555,701
Super Micro Computer, Inc. (a) (b)	17,788	435,984

		5,146,583

Textiles, Apparel & Luxury Goods—0.8%
Columbia Sportswear Co. (b)	14,793	721,307
Crocs, Inc. (a) (b) (c)	36,244	371,138
Culp, Inc.	4,697	119,633
Deckers Outdoor Corp. (a) (b)	16,464	777,101
G-III Apparel Group, Ltd. (a)	18,754	830,052
Iconix Brand Group, Inc. (a) (b)	23,416	159,931
Movado Group, Inc.	7,984	205,269
Oxford Industries, Inc.	6,557	418,468
Perry Ellis International, Inc. (a) (b)	7,318	134,797
Sequential Brands Group, Inc. (a) (b)	17,180	135,894
Steven Madden, Ltd. (a) (b)	26,195	791,613
Tumi Holdings, Inc. (a) (b)	26,950	448,178
Unifi, Inc. (a)	7,892	222,160
Vera Bradley, Inc. (a)	10,263	161,745
Wolverine World Wide, Inc.	47,159	788,027

		6,285,313

Thrifts & Mortgage Finance—2.0%
Anchor BanCorp Wisconsin, Inc. (a)	3,695	160,806
Astoria Financial Corp.	42,231	669,361
Bank Mutual Corp. (b)	22,673	176,849
BankFinancial Corp.	9,195	116,133
Beneficial Bancorp, Inc. (a)	38,821	517,096
BofI Holding, Inc. (a) (b)	28,164	592,852
Brookline Bancorp, Inc.	33,001	379,512
Capitol Federal Financial, Inc. (b)	66,206	831,547
Charter Financial Corp. (b)	8,185	108,124
Clifton Bancorp, Inc.	13,646	195,684
Dime Community Bancshares, Inc.	15,501	271,112
Essent Group, Ltd. (a)	25,938	567,783
EverBank Financial Corp. (b)	44,827	716,335
Federal Agricultural Mortgage Corp. - Class C	5,480	173,004
First Defiance Financial Corp.	5,038	190,336
Flagstar Bancorp, Inc. (a)	9,133	211,064
Fox Chase Bancorp, Inc.	5,775	117,175
HomeStreet, Inc. (a)	10,511	228,194
Kearny Financial Corp. (b)	43,899	556,200
LendingTree, Inc. (a) (b)	2,772	247,484
Meridian Bancorp, Inc.	26,006	366,685
Meta Financial Group, Inc.	3,308	151,936
MGIC Investment Corp. (a)	155,926	1,376,827
Nationstar Mortgage Holdings, Inc. (a) (b)	18,633	249,123
NMI Holdings, Inc. - Class A (a)	20,655	139,834
Northfield Bancorp, Inc. (b)	25,455	405,244
Northwest Bancshares, Inc.	47,880	641,113
OceanFirst Financial Corp.	6,649	133,179
Ocwen Financial Corp. (a) (b)	50,367	351,058
Oritani Financial Corp.	22,475	370,838
PennyMac Financial Services, Inc. - Class A (a)	6,364	97,751
PHH Corp. (a)	24,884	403,121
Provident Financial Services, Inc.	29,417	592,753
Radian Group, Inc.	89,915	1,203,962
Territorial Bancorp, Inc.	4,282	118,783
TrustCo Bank Corp. (b)	45,137	277,141
United Community Financial Corp.	24,319	143,482
United Financial Bancorp, Inc.	21,117	271,987
Walker & Dunlop, Inc. (a)	12,545	361,421
Walter Investment Management Corp. (a) (b)	19,069	271,161
Washington Federal, Inc. (b)	43,599	1,038,964
Waterstone Financial, Inc.	10,693	150,771
WSFS Financial Corp.	14,223	460,256

		16,604,041

Tobacco—0.2%
Universal Corp. (b)	10,350	580,428
Vector Group, Ltd. (b)	42,779	1,009,157

		1,589,585

Trading Companies & Distributors—0.7%
Aircastle, Ltd. (b)	31,994	668,355
Applied Industrial Technologies, Inc.	20,301	821,988
Beacon Roofing Supply, Inc. (a)	23,455	965,877
BMC Stock Holdings, Inc. (a) (b)	18,212	305,051
DXP Enterprises, Inc. (a)	6,409	146,125

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Trading Companies & Distributors—(Continued)
H&E Equipment Services, Inc.	15,412	$269,402
Kaman Corp. (b)	13,043	532,285
MRC Global, Inc. (a)	47,898	617,884
Rush Enterprises, Inc. - Class A (a)	16,786	367,446
TAL International Group, Inc. (a)	16,976	269,918
Textainer Group Holdings, Ltd. (b)	10,746	151,626
Univar, Inc. (a) (b)	18,030	306,690
Veritiv Corp. (a) (b)	3,938	142,634

		5,565,281

Transportation Infrastructure—0.0%
Wesco Aircraft Holdings, Inc. (a) (b)	29,211	349,656

Water Utilities—0.3%
American States Water Co. (b)	17,191	721,163
Artesian Resources Corp. - Class A (b)	3,766	104,318
California Water Service Group	22,665	527,415
Connecticut Water Service, Inc. (b)	4,766	181,156
Middlesex Water Co.	7,497	198,970
SJW Corp.	7,394	219,232
York Water Co. (The) (b)	6,695	166,973

		2,119,227

Wireless Telecommunication Services—0.1%
Boingo Wireless, Inc. (a)	17,390	115,122
Shenandoah Telecommunications Co. (b)	11,453	493,052
Spok Holdings, Inc.	11,723	214,765

		822,939

Total Common Stocks (Cost $627,842,657)		787,026,257

Mutual Fund—2.9%

Investment Company Security—2.9%
iShares Russell 2000 Index Fund (b) (Cost $24,639,303)	218,500	24,583,435

Rights—0.0%

Life Sciences Tools & Services—0.0%
Furiex Pharmaceuticals, Inc., Expires 07/02/16 (a) (d) (e)	3,553	0

Machinery—0.0%
Gerber Scientific, Inc. (a) (b) (e)	14,024	0

Wireless Telecommunication Services—0.0%
Leap Wireless International, Inc., Expires 03/13/17 (a) (d) (e)	27,485	69,262

Total Rights (Cost $69,262)		69,262

Warrant—0.0%
Security Description	Shares/ Principal Amount*	Value

Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp., Expires 04/15/16 (a) (b) (e) (Cost $0)	8,794	0

Short-Term Investments—29.6%

Discount Notes—2.1%
Federal Home Loan Bank 0.092%, 01/04/16 (f)	2,400,000	2,399,976
0.122%, 01/07/16 (f)	925,000	924,978
0.146%, 02/18/16 (f)	3,875,000	3,874,241
0.177%, 01/06/16 (f)	575,000	574,983
0.197%, 02/05/16 (f)	1,925,000	1,924,626
0.198%, 01/20/16 (f)	1,825,000	1,824,802
0.274%, 03/09/16 (f)	5,975,000	5,971,913
0.287%, 02/12/16 (f)	250,000	249,915
Freddie Mac 0.146%, 01/27/16 (f)	100,000	99,989

		17,845,423

Mutual Fund—26.8%
State Street Navigator Securities Lending MET Portfolio (g)	223,964,973	223,964,973

U.S. Treasury—0.7%
U.S. Treasury Bills 0.121%, 01/07/16 (f)	3,500,000	3,499,919
0.167%, 04/21/16 (f)	2,125,000	2,123,909

		5,623,828

Total Short-Term Investments (Cost $247,434,224)		247,434,224

Total Investments—126.7% (Cost $899,985,446) (h)		1,059,113,178
Other assets and liabilities (net)—(26.7)%		(223,394,396)

Net Assets—100.0%		$835,718,782

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $232,639,101 and the collateral received consisted of cash in the amount of $223,964,973 and non-cash collateral with a value of $18,061,300. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2015, the market value of securities pledged was $2,524,506.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2015

(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent less than 0.05% of net assets.
(e)	Illiquid security. As of December 31, 2015, these securities represent 0.0% of net assets.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(h)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $906,409,609. The aggregate unrealized appreciation and depreciation of investments were $225,705,188 and $(73,001,619), respectively, resulting in net unrealized appreciation of $152,703,569 for federal income tax purposes.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
Russell 2000 Mini Index Futures	03/18/16	197	USD	22,403,216	$(112,666)

(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$787,026,257	$—	$—	$787,026,257
Total Mutual Fund*	24,583,435	—	—	24,583,435
Total Rights*	—	—	69,262	69,262
Total Warrant*	0	—	—	0
Short-Term Investments
Discount Notes	—	17,845,423	—	17,845,423
Mutual Fund	223,964,973	—	—	223,964,973
U.S. Treasury	—	5,623,828	—	5,623,828
Total Short-Term Investments	223,964,973	23,469,251	—	247,434,224
Total Investments	$1,035,574,665	$23,469,251	$69,262	$1,059,113,178

Collateral for Securities Loaned (Liability)	$—	$(223,964,973)	$—	$(223,964,973)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(112,666)	$—	$—	$(112,666)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2014	Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Sales	Balance as of December 31, 2015	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at December 31, 2015
Rights
Life Sciences Tools & Services	$34,713	$817	$—	$(35,530)	$—	$—
Machinery	0		0	—	0	0
Wireless Telecommunication Services	69,262	—	0	—	69,262	0

Total	$103,975	$817	$0	$(35,530)	$69,262	$0

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

Russell 2000 Index Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$1,059,113,178
Receivable for:
Investments sold	144,564
Fund shares sold	542,224
Dividends	1,191,297
Prepaid expenses	2,434

Total Assets	1,060,993,697
Liabilities
Due to custodian	48,226
Collateral for securities loaned	223,964,973
Payables for:
Fund shares redeemed	513,692
Variation margin on futures contracts	226,550
Accrued expenses:
Management fees	178,137
Distribution and service fees	84,456
Deferred trustees’ fees	75,670
Other expenses	183,211

Total Liabilities	225,274,915

Net Assets	$835,718,782

Net assets consist of:
Paid in surplus	$624,581,048
Undistributed net investment income	10,467,424
Accumulated net realized gain	41,655,249
Unrealized appreciation on investments, futures contracts and foreign currency transactions	159,015,061

Net Assets	$835,718,782

Net Assets
Class A	$458,967,454
Class B	220,791,832
Class E	24,989,677
Class G	130,969,819
Capital Shares Outstanding*
Class A	25,520,069
Class B	12,541,957
Class E	1,397,547
Class G	7,465,865
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.98
Class B	17.60
Class E	17.88
Class G	17.54

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $899,985,446.
(b)	Includes securities loaned at value of $232,639,101.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$12,193,985
Interest	31,698
Securities lending income	2,520,067

Total investment income	14,745,750
Expenses
Management fees	2,227,132
Administration fees	21,781
Custodian and accounting fees	157,117
Distribution and service fees—Class B	585,966
Distribution and service fees—Class E	41,247
Distribution and service fees—Class G	431,100
Audit and tax services	40,980
Legal	26,656
Trustees’ fees and expenses	35,968
Shareholder reporting	167,405
Insurance	5,627
Miscellaneous	67,727

Total expenses	3,808,706
Less management fee waiver	(19,543)

Net expenses	3,789,163

Net Investment Income	10,956,587

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	45,773,267
Futures contracts	(444,156)
Foreign currency transactions	(50)

Net realized gain	45,329,061

Net change in unrealized depreciation on:
Investments	(92,296,008)
Futures contracts	(508,291)
Foreign currency transactions	(8)

Net change in unrealized depreciation	(92,804,307)

Net realized and unrealized loss	(47,475,246)

Net Decrease in Net Assets From Operations	$(36,518,659)

(a)	Net of foreign withholding taxes of $6,374.

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

Russell 2000 Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,956,587	$9,996,774
Net realized gain	45,329,061	53,199,041
Net change in unrealized depreciation	(92,804,307)	(20,353,248)

Increase (decrease) in net assets from operations	(36,518,659)	42,842,567

From Distributions to Shareholders
Net investment income
Class A	(5,846,773)	(5,529,382)
Class B	(2,312,441)	(2,181,006)
Class E	(293,363)	(299,757)
Class G	(1,394,445)	(1,285,279)
Net realized capital gains
Class A	(27,706,544)	(10,714,714)
Class B	(13,697,672)	(5,253,695)
Class E	(1,599,037)	(663,422)
Class G	(8,565,878)	(3,130,624)

Total distributions	(61,416,153)	(29,057,879)

Increase (decrease) in net assets from capital share transactions	31,844,502	(7,413,817)

Total increase (decrease) in net assets	(66,090,310)	6,370,871

Net Assets
Beginning of period	901,809,092	895,438,221

End of period	$835,718,782	$901,809,092

Undistributed net investment income
End of period	$10,467,424	$9,442,440

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	2,532,460	$48,694,241	3,845,842	$74,846,406
Reinvestments	1,686,944	33,553,317	879,011	16,244,096
Redemptions	(2,981,074)	(58,210,387)	(4,931,542)	(95,849,744)

Net increase (decrease)	1,238,330	$24,037,171	(206,689)	$(4,759,242)

Class B
Sales	939,710	$17,661,440	1,322,439	$24,862,083
Reinvestments	821,031	16,010,113	409,626	7,434,701
Redemptions	(1,402,642)	(27,143,102)	(1,791,260)	(34,103,516)

Net increase (decrease)	358,099	$6,528,451	(59,195)	$(1,806,732)

Class E
Sales	284,095	$5,510,582	254,366	$4,895,769
Reinvestments	95,624	1,892,400	52,347	963,179
Redemptions	(418,044)	(8,188,505)	(423,422)	(8,149,381)

Net decrease	(38,325)	$(785,523)	(116,709)	$(2,290,433)

Class G
Sales	1,613,232	$30,391,213	1,477,585	$27,856,317
Reinvestments	512,626	9,960,323	243,973	4,415,903
Redemptions	(2,022,084)	(38,287,133)	(1,637,996)	(30,829,630)

Net increase	103,774	$2,064,403	83,562	$1,442,590

Increase (decrease) derived from capital shares transactions		$31,844,502		$(7,413,817)

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$20.11	$19.83	$14.56	$12.66	$13.33

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.24	0.20	0.28	0.15
Net realized and unrealized gain (loss) on investments	(0.98)	0.71	5.33	1.78	(0.68)

Total from investment operations	(0.72)	0.95	5.53	2.06	(0.53)

Less Distributions
Distributions from net investment income	(0.25)	(0.23)	(0.26)	(0.16)	(0.14)
Distributions from net realized capital gains	(1.16)	(0.44)	0.00	0.00	0.00

Total distributions	(1.41)	(0.67)	(0.26)	(0.16)	(0.14)

Net Asset Value, End of Period	$17.98	$20.11	$19.83	$14.56	$12.66

Total Return (%) (b)	(4.27)	5.04	38.55	16.35	(4.10)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.31	0.32	0.31	0.33	0.31
Net ratio of expenses to average net assets (%) (c)	0.31	0.31	0.31	0.33	0.31
Ratio of net investment income to average net assets (%)	1.35	1.26	1.18	2.01	1.12
Portfolio turnover rate (%)	27	24	25	26	25
Net assets, end of period (in millions)	$459.0	$488.3	$485.5	$366.9	$350.3

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$19.71	$19.45	$14.29	$12.43	$13.09

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.19	0.16	0.24	0.11
Net realized and unrealized gain (loss) on investments	(0.96)	0.69	5.23	1.75	(0.66)

Total from investment operations	(0.75)	0.88	5.39	1.99	(0.55)

Less Distributions
Distributions from net investment income	(0.20)	(0.18)	(0.23)	(0.13)	(0.11)
Distributions from net realized capital gains	(1.16)	(0.44)	0.00	0.00	0.00

Total distributions	(1.36)	(0.62)	(0.23)	(0.13)	(0.11)

Net Asset Value, End of Period	$17.60	$19.71	$19.45	$14.29	$12.43

Total Return (%) (b)	(4.49)	4.78	38.18	16.05	(4.29)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	0.57	0.56	0.58	0.56
Net ratio of expenses to average net assets (%) (c)	0.56	0.56	0.56	0.58	0.56
Ratio of net investment income to average net assets (%)	1.10	1.01	0.93	1.77	0.89
Portfolio turnover rate (%)	27	24	25	26	25
Net assets, end of period (in millions)	$220.8	$240.2	$238.1	$185.7	$168.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$20.00	$19.72	$14.48	$12.60	$13.26

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.21	0.17	0.25	0.13
Net realized and unrealized gain (loss) on investments	(0.98)	0.71	5.31	1.77	(0.67)

Total from investment operations	(0.75)	0.92	5.48	2.02	(0.54)

Less Distributions
Distributions from net investment income	(0.21)	(0.20)	(0.24)	(0.14)	(0.12)
Distributions from net realized capital gains	(1.16)	(0.44)	0.00	0.00	0.00

Total distributions	(1.37)	(0.64)	(0.24)	(0.14)	(0.12)

Net Asset Value, End of Period	$17.88	$20.00	$19.72	$14.48	$12.60

Total Return (%) (b)	(4.39)	4.91	38.35	16.10	(4.16)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.46	0.47	0.46	0.48	0.46
Net ratio of expenses to average net assets (%) (c)	0.46	0.46	0.46	0.48	0.46
Ratio of net investment income to average net assets (%)	1.19	1.10	1.03	1.85	0.96
Portfolio turnover rate (%)	27	24	25	26	25
Net assets, end of period (in millions)	$25.0	$28.7	$30.6	$25.7	$25.1

	Class G
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$19.65	$19.40	$14.26	$12.41	$13.07

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.18	0.15	0.24	0.11
Net realized and unrealized gain (loss) on investments	(0.96)	0.69	5.22	1.73	(0.66)

Total from investment operations	(0.76)	0.87	5.37	1.97	(0.55)

Less Distributions
Distributions from net investment income	(0.19)	(0.18)	(0.23)	(0.12)	(0.11)
Distributions from net realized capital gains	(1.16)	(0.44)	0.00	0.00	0.00

Total distributions	(1.35)	(0.62)	(0.23)	(0.12)	(0.11)

Net Asset Value, End of Period	$17.54	$19.65	$19.40	$14.26	$12.41

Total Return (%) (b)	(4.54)	4.73	38.12	15.94	(4.33)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	0.62	0.61	0.63	0.61
Net ratio of expenses to average net assets (%) (c)	0.61	0.61	0.61	0.63	0.61
Ratio of net investment income to average net assets (%)	1.04	0.96	0.89	1.81	0.88
Portfolio turnover rate (%)	27	24	25	26	25
Net assets, end of period (in millions)	$131.0	$144.7	$141.2	$88.7	$61.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Russell 2000 Index Portfolio (the “Portfolio”), which is diversified.

Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MSF-27

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Due to Custodian - Pursuant to the custodian agreement, the custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the custodian at the current rate of interest charged by the custodian for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to the custodian. The custodian may avail itself of various remedies under the custodian agreement to obtain repayment of any overdraft amounts owed to it by a Portfolio. At December 31, 2015, the Portfolio had a payment due to the custodian pursuant to the foregoing arrangement of $48,226. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2015. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2015. The Portfolio’s average overdraft advances during the year ended December 31, 2015 were not significant.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), distribution redesignations and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

MSF-28

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(204,515,366)	$—	$—	$—	$(204,515,366)
Mutual Funds	(19,449,607)	—	—	—	(19,449,607)
Rights	0	—	—	—	0
Warrants	0	—	—	—	0
Total	$(223,964,973)	$—	$—	$—	$(223,964,973)
Total Borrowings	$(223,964,973)	$—	$—	$—	$(223,964,973)
Gross amount of recognized liabilities for securities lending transactions					$(223,964,973)

MSF-29

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$112,666

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(444,156)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(508,291)

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$19,700

‡	Averages are based on activity levels during 2015.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist

MSF-30

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$233,789,910	$0	$250,294,349

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2015 were $2,227,132.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisor, LLC (“MIA”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MIA an investment subadvisory fee for each class of the Portfolio as follows::

% per annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIA with respect to the Portfolio for the year ended December 31, 2015 were $317,256.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

MSF-31

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$10,291,201	$9,295,424	$51,124,952	$19,762,455	$61,416,153	$29,057,879

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$10,861,613	$47,648,221	$152,703,564	$—	$211,213,398

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MSF-32

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MSF-33

Metropolitan Series Fund

Russell 2000 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Russell 2000 Index Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Russell 2000 Index Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Russell 2000 Index Portfolio of the Metropolitan Series Fund, as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-34

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-35

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-36

Metropolitan Series Fund

Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-37

Metropolitan Series Fund

Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MSF-38

Metropolitan Series Fund

Russell 2000 Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Russell 2000 Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Advisors, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Index, for the one-, three-, and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-39

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the T. Rowe Price Large Cap Growth Portfolio returned 10.78%, 10.51%, and 10.63%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 5.67%.

MARKET ENVIRONMENT / CONDITIONS

Major U.S. stock indexes were narrowly mixed in 2015. In the first part of the year, equities benefited from steady economic and employment growth; generally favorable corporate earnings outside of the Energy sector, which has been hammered by plummeting oil prices since mid-2014; increased merger activity; and aggressive stimulus measures by central banks in Europe and Asia. Large cap U.S. indexes reached their highest levels of the year in May, while smaller-cap benchmarks peaked about one month later. During the summer, global equities fell sharply in response to a plunge in Chinese stocks, which stemmed from the country’s decelerating economy and uncertainty regarding its policy responses, including a small but unexpected August currency devaluation. In fact, large cap U.S. indexes experienced their first “correction,” typically defined as a drop of at least 10% from their highs, in the last four years. While emerging markets stocks generally remained weak in the final months of the year, equity markets in developed countries rebounded amid hopes for additional stimulus measures in Europe and Asia—though central bank actions were ultimately less aggressive than many hoped they would be. After much anticipation, the U.S. Federal Reserve Bank raised its fed funds target rate range from 0.25% to 0.50% on December 16.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the benchmark, the Russell 1000 Growth Index, for the period. Broadly speaking, stock selection and sector allocation both contributed to the outperformance. Consumer Discretionary and Information Technology contributed to relative returns, while Financials and Consumer Staples detracted.

The largest source of outperformance relative to the benchmark was Consumer Discretionary, where the Portfolio’s selections outperformed the index and an overweight allocation further boosted returns. Amazon.com was the top contributor. The company continued to improve operating leverage in its core retail business throughout the year and reported impressive results with sharp acceleration in revenue and margins in its Amazon Web Services cloud-computing unit.

Information Technology also contributed to relative value, owing to a combination of stock choices and a beneficial overweight. Alphabet was a key contributor. A number of factors drove shares of the company higher this year, including strong earnings driven by the move to increase ad coverage on mobile searches. The market was also encouraged by the company’s decision to restructure itself such that its core search business will be separated from its various projects, adding a welcomed layer of transparency.

The Financials sector detracted from relative results due to stock selection and a modest average underweight. Morgan Stanley and State Street were key areas of weakness. Although shares of Morgan Stanley advanced steadily through the first half of 2015 on better-than-expected earnings results, shares declined sharply during the market correction that occurred in the third quarter. State Street experienced difficulty from industry-wide challenges and unfavorable market returns in the third quarter.

A relative underweight to the Consumer Staples sector, the top-performing sector in the benchmark, was the most significant detractor from relative performance. Positive stock selection in the sector partially offset the negative contribution, although to a lesser extent. The Portfolio maintained a relatively small position in the Consumer Staples sector. The Portfolio’s positions were focused on companies in unique situations that can result in powerful growth investment theses.

The Portfolio ended the period with overweights to Consumer Discretionary, Information Technology, and Health Care. It was roughly in line with the benchmark’s exposure in Industrials and Business Services and Financials and underweight in Materials, Energy, Telecommunication Services, Utilities, and Consumer Staples.

Joseph B. Fath

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
T. Rowe Price Large Cap Growth Portfolio
Class A	10.78	14.62	9.11
Class B	10.51	14.34	8.84
Class E	10.63	14.45	8.94
Russell 1000 Growth Index	5.67	13.53	8.53

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Amazon.com, Inc.	7.2
Alphabet, Inc. - Class A	3.6
Priceline Group, Inc. (The)	3.5
Microsoft Corp.	3.3
Alphabet, Inc. - Class C	3.3
Allergan plc	3.1
Facebook, Inc. - Class A	2.9
Danaher Corp.	2.8
Visa, Inc. - Class A	2.7
MasterCard, Inc. - Class A	2.7

Top Sectors

% of Net Assets
Information Technology	30.5
Consumer Discretionary	26.9
Health Care	21.5
Industrials	10.5
Financials	5.5
Consumer Staples	2.1
Materials	1.0
Telecommunication Services	0.1

MSF-2

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.58%	$1,000.00	$1,034.20	$2.97
	Hypothetical*	0.58%	$1,000.00	$1,022.28	$2.96

Class B(a)	Actual	0.83%	$1,000.00	$1,033.20	$4.25
	Hypothetical*	0.83%	$1,000.00	$1,021.02	$4.23

Class E(a)	Actual	0.73%	$1,000.00	$1,033.50	$3.74
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—97.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.6%
Boeing Co. (The)	264,300	$38,215,137

Air Freight & Logistics—0.6%
FedEx Corp.	86,600	12,902,534

Airlines—2.3%
American Airlines Group, Inc.	942,000	39,893,700
United Continental Holdings, Inc. (a)	224,900	12,886,770

		52,780,470

Auto Components—1.0%
BorgWarner, Inc.	349,000	15,087,270
Delphi Automotive plc	106,100	9,095,953

		24,183,223

Automobiles—1.4%
Ferrari NV (a) (b)	114,620	5,501,760
Tesla Motors, Inc. (a) (b)	113,050	27,133,131

		32,634,891

Biotechnology—8.9%
Alexion Pharmaceuticals, Inc. (a)	264,540	50,461,005
Biogen, Inc. (a)	60,190	18,439,207
BioMarin Pharmaceutical, Inc. (a)	111,100	11,638,836
Celgene Corp. (a)	299,634	35,884,168
Gilead Sciences, Inc.	307,200	31,085,568
Incyte Corp. (a)	162,200	17,590,590
Regeneron Pharmaceuticals, Inc. (a)	42,650	23,153,405
Vertex Pharmaceuticals, Inc. (a)	160,800	20,233,464

		208,486,243

Capital Markets—2.3%
BlackRock, Inc.	17,100	5,822,892
Morgan Stanley	742,100	23,606,201
State Street Corp.	207,900	13,796,244
TD Ameritrade Holding Corp.	323,800	11,239,098

		54,464,435

Chemicals—0.6%
Ashland, Inc. (b)	133,600	13,720,720

Communications Equipment—0.4%
Palo Alto Networks, Inc. (a)	56,700	9,987,138

Construction Materials—0.4%
Martin Marietta Materials, Inc.	71,000	9,697,180

Diversified Financial Services—1.0%
Intercontinental Exchange, Inc.	91,408	23,424,214

Food & Staples Retailing—2.2%
Costco Wholesale Corp.	45,600	7,364,400
CVS Health Corp.	173,600	16,972,872
Walgreens Boots Alliance, Inc.	301,700	25,691,264

		50,028,536

Security Description	Shares	Value

Health Care Equipment & Supplies—1.5%
Intuitive Surgical, Inc. (a)	62,100	$33,916,536

Health Care Providers & Services—5.4%
Anthem, Inc.	215,400	30,035,376
Cigna Corp.	126,700	18,540,011
Humana, Inc.	110,613	19,745,527
McKesson Corp.	145,200	28,637,796
UnitedHealth Group, Inc.	239,000	28,115,960

		125,074,670

Hotels, Restaurants & Leisure—4.7%
Chipotle Mexican Grill, Inc. (a) (b)	32,200	15,451,170
Hilton Worldwide Holdings, Inc.	460,600	9,856,840
Las Vegas Sands Corp.	209,800	9,197,632
Marriott International, Inc. - Class A (b)	230,100	15,425,904
MGM Resorts International (a)	1,141,720	25,939,878
Royal Caribbean Cruises, Ltd.	157,900	15,981,059
Starbucks Corp.	311,000	18,669,330

		110,521,813

Industrial Conglomerates—3.9%
Danaher Corp.	705,300	65,508,264
Roper Technologies, Inc.	135,940	25,800,053

		91,308,317

Internet & Catalog Retail—11.0%
Amazon.com, Inc. (a)	247,605	167,353,743
Netflix, Inc. (a) (b)	73,500	8,406,930
Priceline Group, Inc. (The) (a)	63,440	80,882,828

		256,643,501

Internet Software & Services—14.4%
Akamai Technologies, Inc. (a)	212,300	11,173,349
Alibaba Group Holding, Ltd. (ADR) (a)	250,056	20,322,051
Alphabet, Inc. - Class A (a)	107,570	83,690,536
Alphabet, Inc. - Class C (a)	101,402	76,951,950
Dropbox, Inc. - Class A (a) (c) (d)	214,763	2,018,772
Facebook, Inc. - Class A (a)	643,300	67,327,778
LinkedIn Corp. - Class A (a)	105,820	23,817,965
Tencent Holdings, Ltd.	1,496,285	29,227,881
VeriSign, Inc. (a) (b)	239,700	20,940,192

		335,470,474

IT Services—6.7%
Fiserv, Inc. (a)	180,000	16,462,800
MasterCard, Inc. - Class A	653,600	63,634,496
PayPal Holdings, Inc. (a)	304,200	11,012,040
Visa, Inc. - Class A (b)	822,920	63,817,446

		154,926,782

Life Sciences Tools & Services—0.3%
Illumina, Inc. (a)	41,200	7,908,134

Machinery—1.2%
Flowserve Corp.	239,081	10,060,528

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
Wabtec Corp. (b)	235,600	$16,755,872

		26,816,400

Media—1.5%
Walt Disney Co. (The)	342,246	35,963,210

Pharmaceuticals—5.4%
Allergan plc (a)	232,383	72,619,688
Bristol-Myers Squibb Co.	390,900	26,890,011
Valeant Pharmaceuticals International, Inc. (a)	251,600	25,575,140

		125,084,839

Professional Services—0.1%
IHS, Inc. - Class A (a)	24,900	2,948,907

Real Estate Investment Trusts—2.0%
American Tower Corp.	312,900	30,335,655
Crown Castle International Corp.	192,278	16,622,433

		46,958,088

Real Estate Management & Development—0.0%
WeWork Cos., Inc. - Class A (a) (c) (d)	7,199	236,772

Road & Rail—0.8%
Canadian Pacific Railway, Ltd.	150,500	19,203,800

Semiconductors & Semiconductor Equipment—0.3%
ASML Holding NV (b)	71,600	6,355,932

Software—6.0%
Microsoft Corp.	1,403,200	77,849,536
Mobileye NV (a) (b)	324,700	13,728,316
NetSuite, Inc. (a) (b)	111,800	9,460,516
Salesforce.com, Inc. (a)	321,460	25,202,464
ServiceNow, Inc. (a)	159,400	13,797,664

		140,038,496

Specialty Retail—5.1%
AutoZone, Inc. (a)	35,340	26,219,099
CarMax, Inc. (a) (b)	276,800	14,938,896
Home Depot, Inc. (The)	88,700	11,730,575
Lowe’s Cos., Inc.	397,400	30,218,296
Ross Stores, Inc.	293,200	15,777,092
Tractor Supply Co.	244,982	20,945,961

		119,829,919

Technology Hardware, Storage & Peripherals—2.1%
Apple, Inc.	457,740	48,181,712

Textiles, Apparel & Luxury Goods—2.1%
Hanesbrands, Inc.	776,400	22,849,452
NIKE, Inc. - Class B	413,000	25,812,500

		48,661,952

Wireless Telecommunication Services—0.1%
T-Mobile U.S., Inc. (a)	59,100	2,311,992

Total Common Stocks (Cost $1,685,116,690)		2,268,886,967

Convertible Preferred Stocks—0.8%

Internet Software & Services—0.5%
Airbnb, Inc. - Series D (a) (c) (d)	97,047	8,117,981
Airbnb, Inc. - Series E (a) (c) (d)	9,760	816,424
Living Social, Inc. - Class F (a) (c) (d)	101,591	0
Xiaoju Kuaizhi, Inc. - Series A-17 (a) (c) (d)	91,053	2,784,082

		11,718,487

Real Estate Management & Development—0.1%
WeWork Cos., Inc. - Series E (a) (c) (d)	64,744	2,129,403

Software — 0.2%
UBER Technologies, Inc. - Series G (a) (c) (d)	98,227	4,790,750

Total Convertible Preferred Stocks (Cost $15,058,304)		18,638,640

Short-Term Investments—8.2%

Mutual Funds—8.2%
State Street Navigator Securities Lending MET Portfolio (e)	152,237,534	152,237,534
T. Rowe Price Government Reserve Investment Fund (f)	38,785,488	38,785,488

Total Short-Term Investments (Cost $191,023,022)		191,023,022

Total Investments—106.3% (Cost $1,891,198,016) (g)		2,478,548,629
Other assets and liabilities (net)—(6.3)%		(146,720,615)

Net Assets—100.0%		$2,331,828,014

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $183,929,654 and the collateral received consisted of cash in the amount of $152,237,534 and non-cash collateral with a value of $37,107,458. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent 0.9% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2015

may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2015, the market value of restricted securities was $20,894,184, which is 0.9% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(f)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,893,004,388. The aggregate unrealized appreciation and depreciation of investments were $627,416,096 and $(41,871,855), respectively, resulting in net unrealized appreciation of $585,544,241 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Airbnb, Inc. - Series D	04/16/14	97,047	$3,951,077	$8,117,981
Airbnb, Inc. - Series E	07/14/15	9,760	908,601	816,424
Dropbox, Inc. - Class A	11/07/14	214,763	4,102,231	2,018,772
Living Social, Inc. - Class F	11/18/11	101,591	781,235	0
UBER Technologies, Inc. - Series G	12/03/15	98,227	4,790,750	4,790,750
WeWork Cos., Inc. - Class A	06/23/15	7,199	236,772	236,772
WeWork Cos., Inc. - Series E	06/23/15	64,744	2,129,403	2,129,403
Xiaoju Kuaizhi, Inc. - Series A-17	10/19/15	91,053	2,497,238	2,784,082

				$20,894,184

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$38,215,137	$—	$—	$38,215,137
Air Freight & Logistics	12,902,534	—	—	12,902,534
Airlines	52,780,470	—	—	52,780,470
Auto Components	24,183,223	—	—	24,183,223
Automobiles	32,634,891	—	—	32,634,891
Biotechnology	208,486,243	—	—	208,486,243
Capital Markets	54,464,435	—	—	54,464,435
Chemicals	13,720,720	—	—	13,720,720
Communications Equipment	9,987,138	—	—	9,987,138
Construction Materials	9,697,180	—	—	9,697,180
Diversified Financial Services	23,424,214	—	—	23,424,214

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Food & Staples Retailing	$50,028,536	$—	$—	$50,028,536
Health Care Equipment & Supplies	33,916,536	—	—	33,916,536
Health Care Providers & Services	125,074,670	—	—	125,074,670
Hotels, Restaurants & Leisure	110,521,813	—	—	110,521,813
Industrial Conglomerates	91,308,317	—	—	91,308,317
Internet & Catalog Retail	256,643,501	—	—	256,643,501
Internet Software & Services	304,223,821	29,227,881	2,018,772	335,470,474
IT Services	154,926,782	—	—	154,926,782
Life Sciences Tools & Services	7,908,134	—	—	7,908,134
Machinery	26,816,400	—	—	26,816,400
Media	35,963,210	—	—	35,963,210
Pharmaceuticals	125,084,839	—	—	125,084,839
Professional Services	2,948,907	—	—	2,948,907
Real Estate Investment Trusts	46,958,088	—	—	46,958,088
Real Estate Management & Development	—	—	236,772	236,772
Road & Rail	19,203,800	—	—	19,203,800
Semiconductors & Semiconductor Equipment	6,355,932	—	—	6,355,932
Software	140,038,496	—	—	140,038,496
Specialty Retail	119,829,919	—	—	119,829,919
Technology Hardware, Storage & Peripherals	48,181,712	—	—	48,181,712
Textiles, Apparel & Luxury Goods	48,661,952	—	—	48,661,952
Wireless Telecommunication Services	2,311,992	—	—	2,311,992
Total Common Stocks	2,237,403,542	29,227,881	2,255,544	2,268,886,967
Total Convertible Preferred Stocks*	—	—	18,638,640	18,638,640
Total Short-Term Investments*	191,023,022	—	—	191,023,022
Total Investments	$2,428,426,564	$29,227,881	$20,894,184	$2,478,548,629

Collateral for Securities Loaned (Liability)	$—	$(152,237,534)	$—	$(152,237,534)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2014	Change in Unrealized Appreciation/ Depreciation	Purchases	Balance as of December 31, 2015	Change in Unrealized Appreciation/ Depreciation from Investments Still Held at December 31, 2015
Common Stock
Internet Software & Services	$4,102,231	$(2,083,459)	$—	$2,018,772	$(2,083,459)
Real Estate Management & Development	—	—	236,772	236,772	—
Convertible Preferred Stocks
Internet Software & Services	4,918,553	3,394,095	3,405,839	11,718,487	3,394,095
Real Estate Management & Development	—	—	2,129,403	2,129,403	—
Software	—	—	4,790,750	4,790,750	—

Total	$9,020,784	$1,310,636	$10,562,764	$20,894,184	$1,310,636

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$2,439,763,141
Affiliated investments at value (c)	38,785,488
Receivable for:
Investments sold	9,930,698
Fund shares sold	578,073
Dividends	1,104,638
Dividends on affiliated investments	4,166
Prepaid expenses	6,207

Total Assets	2,490,172,411
Liabilities
Collateral for securities loaned	152,237,534
Payables for:
Investments purchased	2,251,392
Fund shares redeemed	2,301,398
Accrued Expenses:
Management fees	1,111,421
Distribution and service fees	164,466
Deferred trustees’ fees	107,575
Other expenses	170,611

Total Liabilities	158,344,397

Net Assets	$2,331,828,014

Net Assets Consist of:
Paid in surplus	$1,468,052,709
Undistributed net investment income	1,625,990
Accumulated net realized gain	274,808,608
Unrealized appreciation on investments and foreign currency transactions	587,340,707

Net Assets	$2,331,828,014

Net Assets
Class A	$1,540,794,903
Class B	751,528,293
Class E	39,504,818
Capital Shares Outstanding*
Class A	67,872,781
Class B	33,551,123
Class E	1,751,817
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$22.70
Class B	22.40
Class E	22.55

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments excluding affiliated investments, was $1,852,412,528.
(b)	Includes securities loaned at value of $183,929,654.
(c)	Identified cost of affiliated investments was $38,785,488.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$16,767,407
Dividends from affiliated investments	17,961
Securities lending income	623,393

Total investment income	17,408,761
Expenses
Management fees	14,207,875
Administration fees	56,593
Custodian and accounting fees	195,945
Distribution and service fees—Class B	1,714,577
Distribution and service fees—Class E	58,188
Audit and tax services	40,068
Legal	26,656
Trustees’ fees and expenses	35,968
Shareholder reporting	129,226
Insurance	15,088
Miscellaneous	23,431

Total expenses	16,503,615
Less management fee waiver	(1,030,703)
Less broker commission recapture	(19,245)

Net expenses	15,453,667

Net Investment Income	1,955,094

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	277,399,607
Foreign currency transactions	(35,445)

Net realized gain	277,364,162

Net change in unrealized depreciation on:
Investments	(33,253,826)
Foreign currency transactions	(200)

Net change in unrealized depreciation	(33,254,026)

Net realized and unrealized gain	244,110,136

Net Increase in Net Assets From Operations	$246,065,230

(a)	Net of foreign withholding taxes of $25,537.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,955,094	$2,190,656
Net realized gain	277,364,162	412,059,136
Net change in unrealized depreciation	(33,254,026)	(208,891,514)

Increase in net assets from operations	246,065,230	205,358,278

From Distributions to Shareholders
Net investment income
Class A	(2,222,739)	(1,184,801)
Net realized capital gains
Class A	(284,325,405)	(135,304,228)
Class B	(118,081,761)	(42,997,307)
Class E	(6,718,484)	(2,701,930)

Total distributions	(411,348,389)	(182,188,266)

Increase (decrease) in net assets from capital share transactions	106,410,312	(295,377,662)

Total decrease in net assets	(58,872,847)	(272,207,650)

Net Assets
Beginning of period	2,390,700,861	2,662,908,511

End of period	$2,331,828,014	$2,390,700,861

Undistributed net investment income
End of period	$1,625,990	$1,989,955

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	1,319,598	$31,306,653	3,594,337	$80,177,221
Reinvestments	12,861,228	286,548,144	6,307,257	136,489,029
Redemptions	(15,383,857)	(376,148,086)	(22,750,488)	(527,126,265)

Net decrease	(1,203,031)	$(58,293,289)	(12,848,894)	$(310,460,015)

Class B
Sales	7,164,173	$165,681,094	4,619,616	$108,524,649
Reinvestments	5,364,915	118,081,761	2,003,603	42,997,307
Redemptions	(5,189,456)	(123,208,224)	(5,697,433)	(133,841,023)

Net increase	7,339,632	$160,554,631	925,786	$17,680,933

Class E
Sales	210,050	$4,788,133	141,899	$3,370,559
Reinvestments	303,317	6,718,484	125,438	2,701,930
Redemptions	(308,265)	(7,357,647)	(365,404)	(8,671,069)

Net increase (decrease)	205,102	$4,148,970	(98,067)	$(2,598,580)

Increase (decrease) derived from capital shares transactions		$106,410,312		$(295,377,662)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$24.76	$24.51	$17.67	$14.87	$15.05

Income (Loss) from Investment Operations
Net investment income (a)	0.04	0.04	0.03	0.07	0.03
Net realized and unrealized gain (loss) on investments	2.55	1.94	6.87	2.75	(0.20)

Total from investment operations	2.59	1.98	6.90	2.82	(0.17)

Less Distributions
Distributions from net investment income	(0.04)	(0.02)	(0.06)	(0.02)	(0.01)
Distributions from net realized capital gains	(4.61)	(1.71)	0.00	0.00	0.00

Total distributions	(4.65)	(1.73)	(0.06)	(0.02)	(0.01)

Net Asset Value, End of Period	$22.70	$24.76	$24.51	$17.67	$14.87

Total Return (%) (b)	10.78	9.09	39.16	18.97	(1.12)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	0.63	0.63	0.64	0.64
Net ratio of expenses to average net assets (%) (c) (d)	0.58	0.58	0.58	0.60	0.60
Ratio of net investment income to average net assets (%)	0.16	0.15	0.14	0.43	0.18
Portfolio turnover rate (%)	35	34	41	38	33
Net assets, end of period (in millions)	$1,540.8	$1,710.2	$2,007.8	$1,328.9	$971.1

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$24.51	$24.32	$17.54	$14.78	$14.98

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	(0.02)	(0.03)	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	2.52	1.92	6.83	2.74	(0.19)

Total from investment operations	2.50	1.90	6.80	2.76	(0.20)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.02)	0.00	0.00
Distributions from net realized capital gains	(4.61)	(1.71)	0.00	0.00	0.00

Total distributions	(4.61)	(1.71)	(0.02)	0.00	0.00

Net Asset Value, End of Period	$22.40	$24.51	$24.32	$17.54	$14.78

Total Return (%) (b)	10.51	8.83	38.77	18.67	(1.34)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.88	0.88	0.89	0.89
Net ratio of expenses to average net assets (%) (c) (d)	0.83	0.83	0.83	0.85	0.85
Ratio of net investment income (loss) to average net assets (%)	(0.09)	(0.09)	(0.12)	0.12	(0.09)
Portfolio turnover rate (%)	35	34	41	38	33
Net assets, end of period (in millions)	$751.5	$642.4	$615.0	$215.7	$199.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$24.62	$24.40		$17.60	$14.81	$15.00

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00 (e)	0.00	(e)	(0.01)	0.04	0.00 (e)
Net realized and unrealized gain (loss) on investments	2.54	1.93		6.84	2.75	(0.19)

Total from investment operations	2.54	1.93		6.83	2.79	(0.19)

Less Distributions
Distributions from net investment income	0.00	0.00		(0.03)	0.00	0.00
Distributions from net realized capital gains	(4.61)	(1.71)		0.00	0.00	0.00

Total distributions	(4.61)	(1.71)		(0.03)	0.00	0.00

Net Asset Value, End of Period	$22.55	$24.62		$24.40	$17.60	$14.81

Total Return (%) (b)	10.63	8.93		38.87	18.84	(1.27)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.78		0.78	0.79	0.79
Net ratio of expenses to average net assets (%) (c) (d)	0.73	0.73		0.73	0.75	0.75
Ratio of net investment income (loss) to average net assets (%)	0.01	0.00	(f)	(0.03)	0.22	0.01
Portfolio turnover rate (%)	35	34		41	38	33
Net assets, end of period (in millions)	$39.5	$38.1		$40.1	$16.8	$16.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The effect of the voluntary portion of the waiver on average net assets was 0.03% for each of the years ended December 31, 2015 through 2011, respectively (see Note 5 of the Notes to Financial Statements).
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Net investment income was less than $0.01.
(f)	Ratio of net investment income to average net assets was less than 0.01%.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, distribution redesignations and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-13

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

MSF-14

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$812,125,125	$0	$1,096,224,125

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. that amounted to $797,760 in purchases of investments and $1,427,388 in sales of investments, which is included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$14,207,875	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2015 through April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows provided the Portfolio’s assets exceed $1 billion:

% per annum	Average Daily Net Assets
0.030%	On the first $50 million
0.010%	On amounts between $100 million and $1.5 billion
0.025%	On amounts in excess of $1.5 billion

If the Portfolio’s average daily net assets fall below $1 billion, the per annum fee reduction would be 0.015% on the first $50 million.

An identical expense agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 amounted to $370,953 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Met Investors Series Trust (“MIST”), an affiliate of the Trust, in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Trust and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not

MSF-15

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts voluntarily waived by MetLife Advisers for the year ended December 31, 2015 amounted to $659,750 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2015 is as follows:

Security Description	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at December 31, 2015	Realized Gain on shares sold	Income earned from affiliates during the period
T. Rowe Price Government Reserve Investment Fund	27,425,131	438,483,535	(427,123,178)	38,785,488	$0	$17,961

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$33,229,220	$1,184,801	$378,119,169	$181,003,465	$411,348,389	$182,188,266

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$1,733,565	$276,614,981	$585,534,335	$—	$863,882,881

MSF-16

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Large Cap Growth Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of T. Rowe Price Large Cap Growth Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Large Cap Growth Portfolio of the Metropolitan Series Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-18

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-19

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-20

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-21

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for

MSF-22

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

T. Rowe Price Large Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board also considered that the Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the one-, three-, and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe, and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-23

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, E, and G shares of the T. Rowe Price Small Cap Growth Portfolio returned 2.71%, 2.46%, 2.61%, and 2.51%, respectively. The Portfolio’s benchmark, the MSCI U.S. Small Cap Growth Index1, returned -3.05%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities posted modest gains over the 12-month period ended December 31, 2015. As measured by the various Russell indexes, large-cap stocks performed better than their mid- and small-cap counterparts, as both of the latter ended in negative territory overall. Growth outperformed value across all capitalization levels, particularly among small-cap names. Within the MSCI U.S. Small Cap Growth Index, the majority of sectors ended down for the period. Health Care was the most notable exception, along with Telecommunication Services, Information Technology, and Consumer Staples. Energy posted the greatest losses, followed by Utilities and Materials.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio turned in positive absolute returns for the year, outpacing its benchmark, which ended in negative territory. Stock selection accounted for the majority of outperformance, and sector allocation helped as well. Health Care, Industrials and Business Services, and Information Technology all added relative value, and Telecommunication Services detracted.

Health Care proved to be the greatest contributor, due to stock selection. Among the best performers were Pharmacyclics, Incyte Pharmaceuticals, and Salix Pharmaceuticals. A biotechnology firm that focuses on therapies for cancer and immune diseases, Pharmacyclics beat sales estimates for an important drug and was later acquired by U.S. pharmaceutical firm AbbVie. Incyte Pharmaceuticals, another biotechnology firm that works in the area of cancer and rheumatoid arthritis therapies, benefited from strong sales of one of its primary drugs. Shares of Salix Pharmaceuticals rose when Valeant Pharmaceuticals outbid another company to purchase the firm and its market-leading gastrointestinal franchise.

In Industrials and Business Services, the Portfolio’s holdings also outperformed, most notably Acuity Brands and John Bean Technologies. Lighting firm Acuity Brands posted strong sales driven by LED-based fixtures, particularly in its non-residential segment. We believe that the company is well positioned to benefit from the ongoing cyclical recovery in nonresidential building and the increased demand for energy-efficient lighting. Food processing manufacturer John Bean Technologies continued its turnaround, on the strength of cost-cutting measures and well-integrated acquisitions.

Information Technology was another area of relative strength, owing to stock choices that included Tyler Technologies. This company, which provides technology and management services to municipal governments, has generated strong bookings and recently acquired a competitor.

Telecommunication Services was an area of relative weakness, due to an underweight. The sector was among the leading performers in the benchmark for the one-year period, making the Portfolio’s very small level of exposure disadvantageous.

The Portfolio ended the year with an overweight to the Health Care, Industrials and Business Services, Consumer Discretionary, and Consumer Staples sectors. Information Technology and Materials exposure was roughly in line with the benchmark. The Portfolio was underweight the benchmark in Financials, Utilities, Energy, and Telecommunication Services.

Sudhir Nanda

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Small Cap Growth Portfolio
Class A	2.71	13.42	9.87	—
Class B	2.46	13.12	9.60	—
Class E	2.61	13.24	9.70	—
Class G	2.51	—	—	3.41
MSCI U.S. Small Cap Growth Index	-3.05	11.17	8.78	—

1 The MSCI U.S. Small Cap Growth Index represents the growth companies of the MSCI U.S. Small Cap 1750 Index. (The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market).

2 Inception dates of the Class A, Class B, Class E and Class G shares are 3/3/97, 7/30/02, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Tyler Technologies, Inc.	1.2
Vail Resorts, Inc.	1.1
MAXIMUS, Inc.	1.0
Domino’s Pizza, Inc.	1.0
Casey’s General Stores, Inc.	1.0
J&J Snack Foods Corp.	0.9
SS&C Technologies Holdings, Inc.	0.9
Manhattan Associates, Inc.	0.9
Middleby Corp. (The)	0.8
MarketAxess Holdings, Inc.	0.8

Top Sectors

% of Net Assets
Information Technology	23.5
Health Care	22.2
Consumer Discretionary	19.6
Industrials	14.4
Financials	9.5
Consumer Staples	4.0
Materials	3.6
Energy	2.7

MSF-2

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.48%	$1,000.00	$937.80	$2.34
	Hypothetical*	0.48%	$1,000.00	$1,022.79	$2.45

Class B(a)	Actual	0.73%	$1,000.00	$936.60	$3.56
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class E(a)	Actual	0.63%	$1,000.00	$937.30	$3.08
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

Class G(a)	Actual	0.78%	$1,000.00	$935.20	$3.80
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—99.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.0%
Aerojet Rocketdyne Holdings, Inc. (a) (b)	169,400	$2,652,804
Esterline Technologies Corp. (a)	24,800	2,008,800
HEICO Corp. - Class A	132,081	6,498,385
Hexcel Corp.	120,300	5,587,935
Teledyne Technologies, Inc. (a) (b)	91,300	8,098,310

		24,846,234

Airlines—0.5%
Allegiant Travel Co.	19,000	3,188,770
Spirit Airlines, Inc. (a) (b)	66,800	2,661,980

		5,850,750

Auto Components—0.6%
Gentherm, Inc. (a)	80,000	3,792,000
Tenneco, Inc. (a)	93,100	4,274,221

		8,066,221

Banks—1.3%
Signature Bank (a)	60,000	9,202,200
SVB Financial Group (a)	45,100	5,362,390
Texas Capital Bancshares, Inc. (a)	38,500	1,902,670

		16,467,260

Beverages—0.5%
Boston Beer Co., Inc. (The) - Class A (a) (b)	32,887	6,640,214

Biotechnology—8.0%
ACADIA Pharmaceuticals, Inc. (a) (b)	94,400	3,365,360
Acceleron Pharma, Inc. (a)	34,100	1,662,716
Acorda Therapeutics, Inc. (a)	45,900	1,963,602
Agios Pharmaceuticals, Inc. (a) (b)	22,100	1,434,732
Alkermes plc (a)	70,700	5,612,166
Alnylam Pharmaceuticals, Inc. (a) (b)	33,500	3,153,690
AMAG Pharmaceuticals, Inc. (a) (b)	54,400	1,642,336
Anacor Pharmaceuticals, Inc. (a) (b)	47,200	5,332,184
BioCryst Pharmaceuticals, Inc. (a)	51,500	531,480
BioMarin Pharmaceutical, Inc. (a)	26,900	2,818,044
Bluebird Bio, Inc. (a) (b)	33,400	2,144,948
Cepheid, Inc. (a) (b)	95,900	3,503,227
Clovis Oncology, Inc. (a) (b)	21,700	759,500
Dyax Corp. (a)	138,500	5,210,370
Exelixis, Inc. (a) (b)	272,300	1,535,772
Incyte Corp. (a) (b)	71,700	7,775,865
Insmed, Inc. (a) (b)	150,000	2,722,500
Insys Therapeutics, Inc. (a) (b)	42,800	1,225,364
Intercept Pharmaceuticals, Inc. (a) (b)	4,500	672,075
Ionis Pharmaceuticals, Inc. (a) (b)	63,800	3,951,134
Ligand Pharmaceuticals, Inc. (a) (b)	44,600	4,835,532
Medivation, Inc. (a)	27,000	1,305,180
Neurocrine Biosciences, Inc. (a)	151,700	8,581,669
Novavax, Inc. (a) (b)	332,700	2,791,353
Ophthotech Corp. (a) (b)	28,400	2,230,252
Opko Health, Inc. (a) (b)	289,000	2,904,450
Prothena Corp. plc (a)	41,800	2,846,998
Puma Biotechnology, Inc. (a) (b)	22,600	1,771,840

Biotechnology—(Continued)
Regulus Therapeutics, Inc. (a) (b)	34,200	298,224
Repligen Corp. (a)	56,400	1,595,556
Seattle Genetics, Inc. (a)	65,600	2,944,128
Spark Therapeutics, Inc. (a)	17,300	783,863
TESARO, Inc. (a) (b)	38,900	2,035,248
Ultragenyx Pharmaceutical, Inc. (a)	31,000	3,477,580
United Therapeutics Corp. (a) (b)	35,300	5,528,333

		100,947,271

Building Products—1.0%
AAON, Inc.	138,499	3,215,947
Lennox International, Inc. (b)	74,400	9,292,560

		12,508,507

Capital Markets—1.2%
Affiliated Managers Group, Inc. (a)	10,149	1,621,404
E*Trade Financial Corp. (a)	232,460	6,890,115
Financial Engines, Inc. (b)	82,200	2,767,674
Waddell & Reed Financial, Inc. - Class A (b)	129,900	3,722,934

		15,002,127

Chemicals—1.8%
Minerals Technologies, Inc.	54,200	2,485,612
NewMarket Corp. (b)	19,500	7,424,235
PolyOne Corp.	216,400	6,872,864
Stepan Co.	42,000	2,086,980
WR Grace & Co. (a)	36,800	3,664,912

		22,534,603

Commercial Services & Supplies—2.0%
Clean Harbors, Inc. (a) (b)	69,400	2,890,510
Healthcare Services Group, Inc. (b)	135,400	4,721,398
Rollins, Inc.	258,825	6,703,568
Team, Inc. (a)	53,400	1,706,664
U.S. Ecology, Inc.	97,300	3,545,612
Waste Connections, Inc.	83,700	4,713,984
West Corp.	66,300	1,430,091

		25,711,827

Communications Equipment—1.3%
ARRIS Group, Inc. (a)	183,700	5,615,709
EchoStar Corp. - Class A (a)	64,700	2,530,417
Lumentum Holdings, Inc. (a)	9,800	215,796
NetScout Systems, Inc. (a)	96,000	2,947,200
Plantronics, Inc.	70,900	3,362,078
Polycom, Inc. (a)	113,586	1,430,048

		16,101,248

Consumer Finance—0.3%
PRA Group, Inc. (a) (b)	101,300	3,514,097

Containers & Packaging—1.2%
Berry Plastics Group, Inc. (a)	237,700	8,599,986
Graphic Packaging Holding Co.	480,400	6,163,532

		14,763,518

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Distributors—0.8%
Pool Corp.	116,900	$9,443,182

Diversified Consumer Services—1.4%
Capella Education Co.	55,200	2,551,344
Service Corp. International	157,500	4,098,150
ServiceMaster Global Holdings, Inc. (a)	242,600	9,519,624
Sotheby’s (b)	62,800	1,617,728

		17,786,846

Diversified Financial Services—2.7%
CBOE Holdings, Inc.	141,400	9,176,860
FactSet Research Systems, Inc.	40,600	6,600,342
MarketAxess Holdings, Inc.	91,700	10,232,803
MSCI, Inc.	98,978	7,139,283
NewStar Financial, Inc. (a)	48,991	439,939

		33,589,227

Electrical Equipment—1.1%
Acuity Brands, Inc.	39,500	9,235,100
AZZ, Inc.	47,000	2,611,790
Generac Holdings, Inc. (a) (b)	56,700	1,687,959

		13,534,849

Electronic Equipment, Instruments & Components—1.8%
Anixter International, Inc. (a)	57,600	3,478,464
Cognex Corp.	134,100	4,528,557
Coherent, Inc. (a)	57,900	3,769,869
FEI Co. (b)	71,600	5,712,964
OSI Systems, Inc. (a)	59,300	5,257,538

		22,747,392

Energy Equipment & Services—0.7%
Atwood Oceanics, Inc. (b)	28,300	289,509
Core Laboratories NV (b)	14,500	1,576,730
Dril-Quip, Inc. (a)	52,600	3,115,498
Oceaneering International, Inc.	51,500	1,932,280
Oil States International, Inc. (a)	40,100	1,092,725
Tesco Corp.	87,900	636,396

		8,643,138

Food & Staples Retailing—1.5%
Casey’s General Stores, Inc.	104,000	12,526,800
Rite Aid Corp. (a)	795,600	6,237,504

		18,764,304

Food Products—1.5%
Cal-Maine Foods, Inc. (b)	31,700	1,468,978
J&J Snack Foods Corp.	95,200	11,106,984
TreeHouse Foods, Inc. (a)	75,100	5,892,346

		18,468,308

Health Care Equipment & Supplies—5.3%
Abaxis, Inc. (b)	54,100	3,012,288
Align Technology, Inc. (a) (b)	128,500	8,461,725

Health Care Equipment & Supplies—(Continued)
Cantel Medical Corp.	65,600	4,076,384
Cooper Cos., Inc. (The) (b)	25,600	3,435,520
DexCom, Inc. (a)	110,300	9,033,570
Halyard Health, Inc. (a)	89,800	3,000,218
HeartWare International, Inc. (a) (b)	2,700	136,080
ICU Medical, Inc. (a)	40,500	4,567,590
IDEXX Laboratories, Inc. (a) (b)	59,200	4,316,864
Inogen, Inc. (a)	64,700	2,593,823
Masimo Corp. (a)	101,200	4,200,812
Natus Medical, Inc. (a)	104,700	5,030,835
Sirona Dental Systems, Inc. (a)	62,800	6,880,996
West Pharmaceutical Services, Inc.	124,400	7,491,368

		66,238,073

Health Care Providers & Services—3.7%
Air Methods Corp. (a) (b)	52,600	2,205,518
Centene Corp. (a) (b)	122,300	8,048,563
Chemed Corp. (b)	38,900	5,827,220
Corvel Corp. (a)	70,800	3,109,536
Health Net, Inc. (a)	66,100	4,525,206
HealthSouth Corp.	113,300	3,943,973
MEDNAX, Inc. (a)	61,600	4,414,256
Team Health Holdings, Inc. (a) (b)	123,900	5,437,971
U.S. Physical Therapy, Inc. (b)	78,600	4,219,248
WellCare Health Plans, Inc. (a)	54,200	4,238,982

		45,970,473

Health Care Technology—0.4%
athenahealth, Inc. (a) (b)	11,300	1,818,961
Omnicell, Inc. (a)	99,200	3,083,136

		4,902,097

Hotels, Restaurants & Leisure—6.4%
Brinker International, Inc.	145,700	6,986,315
Buffalo Wild Wings, Inc. (a)	28,400	4,534,060
Cheesecake Factory, Inc. (The)	47,100	2,171,781
Choice Hotels International, Inc.	103,400	5,212,394
Churchill Downs, Inc.	16,300	2,306,287
Denny’s Corp. (a)	566,500	5,568,695
Diamond Resorts International, Inc. (a) (b)	215,300	5,492,303
Domino’s Pizza, Inc.	115,000	12,793,750
Jack in the Box, Inc.	82,200	6,305,562
Marriott Vacations Worldwide Corp.	111,200	6,332,840
Red Robin Gourmet Burgers, Inc. (a)	36,800	2,272,032
Six Flags Entertainment Corp. (b)	116,900	6,422,486
Vail Resorts, Inc.	109,500	14,014,905

		80,413,410

Household Durables—0.8%
Helen of Troy, Ltd. (a) (b)	104,800	9,877,400

Household Products—0.4%
Spectrum Brands Holdings, Inc.	50,000	5,090,000

Insurance—0.5%
Amtrust Financial Services, Inc. (b)	104,878	6,458,387

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Internet & Catalog Retail—2.0%
HSN, Inc.	138,000	$6,992,460
Liberty TripAdvisor Holdings, Inc. - Class A (a)	203,000	6,159,020
Liberty Ventures - Series A (a)	211,000	9,518,210
Shutterfly, Inc. (a) (b)	69,100	3,079,096

		25,748,786

Internet Software & Services—2.8%
comScore, Inc. (a) (b)	101,000	4,156,150
CoStar Group, Inc. (a)	29,800	6,159,362
Envestnet, Inc. (a)	94,300	2,814,855
j2 Global, Inc. (b)	60,800	5,005,056
LogMeIn, Inc. (a) (b)	55,800	3,744,180
MercadoLibre, Inc.	21,400	2,446,876
Stamps.com, Inc. (a) (b)	47,600	5,217,436
WebMD Health Corp. (a)	119,500	5,771,850

		35,315,765

IT Services—6.8%
Blackhawk Network Holdings, Inc. (a)	101,400	4,482,894
Broadridge Financial Solutions, Inc.	155,600	8,360,388
Cardtronics, Inc. (a) (b)	138,100	4,647,065
CoreLogic, Inc. (a)	183,300	6,206,538
DST Systems, Inc.	62,700	7,151,562
Euronet Worldwide, Inc. (a)	106,200	7,692,066
Gartner, Inc. (a)	84,100	7,627,870
Heartland Payment Systems, Inc.	103,660	9,829,041
Jack Henry & Associates, Inc. (b)	57,500	4,488,450
MAXIMUS, Inc.	231,700	13,033,125
Perficient, Inc. (a)	62,800	1,075,136
VeriFone Systems, Inc. (a)	61,800	1,731,636
WEX, Inc. (a)	100,900	8,919,560

		85,245,331

Leisure Products—0.6%
Brunswick Corp.	115,100	5,813,701
Polaris Industries, Inc. (b)	20,800	1,787,760

		7,601,461

Life Sciences Tools & Services—2.7%
Affymetrix, Inc. (a) (b)	267,500	2,699,075
Bio-Rad Laboratories, Inc. - Class A (a)	36,700	5,088,822
Bruker Corp. (a)	124,800	3,028,896
Cambrex Corp. (a)	118,000	5,556,620
INC Research Holdings, Inc. - Class A (a)	64,900	3,148,299
Mettler-Toledo International, Inc. (a)	6,000	2,034,780
PAREXEL International Corp. (a)	96,200	6,553,144
VWR Corp. (a)	195,400	5,531,774

		33,641,410

Machinery—4.7%
Actuant Corp - Class A (b)	34,500	826,620
Chart Industries, Inc. (a)	30,200	542,392
Graco, Inc. (b)	83,600	6,025,052
Hyster-Yale Materials Handling, Inc.	25,094	1,316,180

Machinery—(Continued)
IDEX Corp.	43,200	3,309,552
John Bean Technologies Corp.	145,500	7,250,265
Lincoln Electric Holdings, Inc.	46,700	2,423,263
Middleby Corp. (The) (a) (b)	95,700	10,323,159
Nordson Corp. (b)	59,900	3,842,585
Standex International Corp.	25,200	2,095,380
Sun Hydraulics Corp. (b)	49,100	1,557,943
Toro Co. (The)	129,200	9,440,644
Valmont Industries, Inc.	21,700	2,300,634
Wabtec Corp. (b)	68,100	4,843,272
Woodward, Inc.	48,000	2,383,680

		58,480,621

Marine—0.2%
Kirby Corp. (a)	57,700	3,036,174

Media—1.8%
Cable One, Inc.	11,300	4,900,358
Eros International plc (a) (b)	70,300	643,245
Gray Television, Inc. (a)	137,100	2,234,730
John Wiley & Sons, Inc. - Class A	10,700	481,821
Live Nation Entertainment, Inc. (a)	319,100	7,840,287
Starz - Class A (a)	188,000	6,298,000

		22,398,441

Metals & Mining—0.3%
Compass Minerals International, Inc. (b)	28,000	2,107,560
Stillwater Mining Co. (a) (b)	36,600	313,662
Worthington Industries, Inc.	26,200	789,668

		3,210,890

Multiline Retail—1.0%
Big Lots, Inc. (b)	114,100	4,397,414
Burlington Stores, Inc. (a)	198,500	8,515,650

		12,913,064

Oil, Gas & Consumable Fuels—2.0%
Carrizo Oil & Gas, Inc. (a)	100,200	2,963,916
Clayton Williams Energy, Inc. (a) (b)	13,900	411,023
Diamondback Energy, Inc. (a) (b)	75,600	5,057,640
Gran Tierra Energy, Inc. (a)	162,800	353,276
Matador Resources Co. (a) (b)	157,400	3,111,798
PDC Energy, Inc. (a) (b)	63,100	3,368,278
SemGroup Corp. - Class A	66,300	1,913,418
SM Energy Co. (b)	71,700	1,409,622
Targa Resources Corp. (b)	38,600	1,044,516
World Fuel Services Corp.	153,100	5,888,226

		25,521,713

Paper & Forest Products—0.3%
Clearwater Paper Corp. (a)	28,700	1,306,711
KapStone Paper and Packaging Corp.	129,500	2,925,405

		4,232,116

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Personal Products—0.1%
Nu Skin Enterprises, Inc. - Class A (b)	38,400	$1,454,976

Pharmaceuticals—2.2%
Akorn, Inc. (a) (b)	101,100	3,772,041
Jazz Pharmaceuticals plc (a) (b)	9,900	1,391,544
Mallinckrodt plc (a)	12,176	908,695
Medicines Co. (The) (a) (b)	72,600	2,710,884
Nektar Therapeutics (a) (b)	106,100	1,787,785
Pacira Pharmaceuticals, Inc. (a) (b)	33,600	2,580,144
Phibro Animal Health Corp. - Class A (b)	122,700	3,696,951
Prestige Brands Holdings, Inc. (a)	164,400	8,463,312
TherapeuticsMD, Inc. (a)	108,700	1,127,219
Theravance Biopharma, Inc. (a) (b)	23,914	391,950
Theravance, Inc. (b)	62,900	662,966

		27,493,491

Professional Services—1.3%
Dun & Bradstreet Corp. (The)	47,400	4,926,282
Exponent, Inc.	110,300	5,509,485
Huron Consulting Group, Inc. (a)	81,500	4,841,100
TriNet Group, Inc. (a) (b)	37,700	729,495

		16,006,362

Real Estate Investment Trusts—1.7%
CoreSite Realty Corp.	52,300	2,966,456
CyrusOne, Inc. (b)	140,200	5,250,490
Equity Lifestyle Properties, Inc.	138,500	9,233,795
FelCor Lodging Trust, Inc.	547,300	3,995,290

		21,446,031

Real Estate Management & Development—1.1%
Forest City Enterprises, Inc. - Class A (a)	241,800	5,302,674
Jones Lang LaSalle, Inc.	27,500	4,396,150
Kennedy-Wilson Holdings, Inc.	178,743	4,304,131

		14,002,955

Road & Rail—1.4%
AMERCO	17,200	6,699,400
Avis Budget Group, Inc. (a)	68,900	2,500,381
Landstar System, Inc. (b)	50,600	2,967,690
Old Dominion Freight Line, Inc. (a)	102,350	6,045,815

		18,213,286

Semiconductors & Semiconductor Equipment—2.4%
Atmel Corp.	262,200	2,257,542
Cabot Microelectronics Corp. (a)	41,700	1,825,626
Cavium, Inc. (a) (b)	75,300	4,947,963
Diodes, Inc. (a)	78,200	1,797,036
Microsemi Corp. (a)	189,100	6,162,769
Semtech Corp. (a)	54,000	1,021,680
Silicon Laboratories, Inc. (a)	26,000	1,262,040
Synaptics, Inc. (a) (b)	96,800	7,776,912
Teradyne, Inc.	134,000	2,769,780

		29,821,348

Software—8.4%
ACI Worldwide, Inc. (a)	210,600	4,506,840
Aspen Technology, Inc. (a)	153,000	5,777,280
Blackbaud, Inc.	96,900	6,381,834
CommVault Systems, Inc. (a)	27,500	1,082,125
Computer Modelling Group, Ltd. (b)	273,200	1,773,026
Descartes Systems Group, Inc. (The) (a) (b)	175,600	3,526,048
Fair Isaac Corp.	69,000	6,498,420
Fortinet, Inc. (a)	205,300	6,399,201
Manhattan Associates, Inc. (a)	167,000	11,050,390
Monotype Imaging Holdings, Inc.	92,705	2,191,546
Pegasystems, Inc.	147,600	4,059,000
Proofpoint, Inc. (a) (b)	81,900	5,324,319
PTC, Inc. (a)	172,200	5,963,286
SolarWinds, Inc. (a)	85,900	5,059,510
SS&C Technologies Holdings, Inc.	162,200	11,073,394
Tyler Technologies, Inc. (a)	88,600	15,444,752
Ultimate Software Group, Inc. (The) (a)	47,600	9,306,276

		105,417,247

Specialty Retail—2.4%
Aaron’s, Inc.	26,500	593,335
Ascena Retail Group, Inc. (a)	94,100	926,885
Buckle, Inc. (The) (b)	34,900	1,074,222
Chico’s FAS, Inc. (b)	63,600	678,612
Children’s Place, Inc. (The)	26,200	1,446,240
DSW, Inc. - Class A (b)	90,000	2,147,400
Monro Muffler Brake, Inc. (b)	132,800	8,794,016
Murphy USA, Inc. (a)	132,800	8,066,272
Sally Beauty Holdings, Inc. (a)	164,000	4,573,960
Tractor Supply Co.	17,800	1,521,900

		29,822,842

Textiles, Apparel & Luxury Goods—1.7%
Carter’s, Inc.	98,400	8,760,552
Deckers Outdoor Corp. (a) (b)	24,700	1,165,840
Fossil Group, Inc. (a) (b)	3,349	122,440
G-III Apparel Group, Ltd. (a)	113,400	5,019,084
Hanesbrands, Inc.	22,800	671,004
Steven Madden, Ltd. (a)	188,700	5,702,514

		21,441,434

Thrifts & Mortgage Finance—0.7%
MGIC Investment Corp. (a)	512,100	4,521,843
Radian Group, Inc.	324,300	4,342,377

		8,864,220

Trading Companies & Distributors—0.2%
Beacon Roofing Supply, Inc. (a)	60,300	2,483,154

Total Common Stocks (Cost $1,019,152,540)		1,248,694,081

Short-Term Investments—18.4%

Mutual Funds—18.4%
State Street Navigator Securities Lending MET Portfolio (c)	224,827,564	224,827,564

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2015

Short-Term Investments—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
T. Rowe Price Government Reserve Investment Fund (d)	6,869,128	$6,869,128

Total Short-Term Investments (Cost $231,696,692)		231,696,692

Total Investments—117.9% (Cost $1,250,849,232) (e)		1,480,390,773
Other assets and liabilities (net)—(17.9)%		(225,235,536)

Net Assets—100.0%		$1,255,155,237

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $246,884,321 and the collateral received consisted of cash in the amount of $224,827,564 and non-cash collateral with a value of $30,033,437. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(d)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,251,805,456. The aggregate unrealized appreciation and depreciation of investments were $302,713,114 and $(74,127,797), respectively, resulting in net unrealized appreciation of $228,585,317 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,248,694,081	$—	$—	$1,248,694,081
Total Short-Term Investments*	231,696,692	—	—	231,696,692
Total Investments	$1,480,390,773	$—	$—	$1,480,390,773

Collateral for Securities Loaned (Liability)	$—	$(224,827,564)	$—	$(224,827,564)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a)(b)	$1,473,521,645
Affiliated investments at value (c)	6,869,128
Cash	1,927,890
Cash denominated in foreign currencies (d)	16,782
Receivable for:
Investments sold	3,387,633
Fund shares sold	47,639
Dividends	710,921
Dividends on affiliated investments	1,744
Prepaid expenses	3,573

Total Assets	1,486,486,955
Liabilities
Collateral for securities loaned	224,827,564
Payables for:
Investments purchased	5,332,917
Fund shares redeemed	398,752
Accrued Expenses:
Management fees	480,590
Distribution and service fees	82,224
Deferred trustees’ fees	75,670
Other expenses	134,001

Total Liabilities	231,331,718

Net Assets	$1,255,155,237

Net Assets Consist of:
Paid in surplus	$865,278,681
Undistributed net investment income	2,472,057
Accumulated net realized gain	157,863,081
Unrealized appreciation on investments and foreign currency transactions	229,541,418

Net Assets	$1,255,155,237

Net Assets
Class A	$863,590,533
Class B	373,429,670
Class E	16,902,954
Class G	1,232,080
Capital Shares Outstanding*
Class A	39,230,816
Class B	17,917,326
Class E	796,235
Class G	60,564
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$22.01
Class B	20.84
Class E	21.23
Class G	20.34

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,243,980,104.
(b)	Includes securities loaned at value of $246,884,321.
(c)	Identified cost of affiliated investments was $6,869,128.
(d)	Identified cost of cash denominated in foreign currencies was $16,905.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$9,117,686
Dividends from affiliated investments	13,320
Securities lending income	854,278

Total investment income	9,985,284
Expenses
Management fees	6,197,916
Administration fees	31,963
Custodian and accounting fees	132,853
Distribution and service fees—Class B	956,880
Distribution and service fees—Class E	26,724
Distribution and service fees—Class G	1,441
Audit and tax services	40,460
Legal	27,352
Trustees’ fees and expenses	35,968
Shareholder reporting	122,245
Insurance	8,272
Miscellaneous	15,713

Total expenses	7,597,787
Less management fee waiver	(295,643)
Less broker commission recapture	(5,134)

Net expenses	7,297,010

Net Investment Income	2,688,274

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	158,042,234
Foreign currency transactions	20

Net realized gain	158,042,254

Net change in unrealized depreciation on:
Investments	(122,202,378)
Foreign currency transactions	(37)

Net change in unrealized depreciation	(122,202,415)

Net realized and unrealized gain	35,839,839

Net Increase in Net Assets From Operations	$38,528,113

(a)	Net of foreign withholding taxes of $22,082.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,688,274	$2,135,652
Net realized gain	158,042,254	115,913,676
Net change in unrealized depreciation	(122,202,415)	(21,764,780)

Increase in net assets from operations	38,528,113	96,284,548

From Distributions to Shareholders
Net investment income
Class A	(1,259,590)	(116,737)
Net realized capital gains
Class A	(79,094,819)	(52,064,808)
Class B	(34,643,548)	(28,893,533)
Class E	(1,604,588)	(1,398,334)
Class G	(31,998)	0

Total distributions	(116,634,543)	(82,473,412)

Increase in net assets from capital share transactions	8,079,153	204,809,872

Total increase (decrease) in net assets	(70,027,277)	218,621,008

Net Assets
Beginning of period	1,325,182,514	1,106,561,506

End of period	$1,255,155,237	$1,325,182,514

Undistributed net investment income
End of period	$2,472,057	$1,290,973

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	920,807	$21,896,567	15,008,185	$316,162,633
Reinvestments	3,406,291	80,354,409	2,508,728	52,181,545
Redemptions	(5,210,225)	(125,668,142)	(7,447,917)	(163,971,248)

Net increase (decrease)	(883,127)	$(23,417,166)	10,068,996	$204,372,930

Class B
Sales	1,884,588	$41,925,115	1,553,570	$33,767,444
Reinvestments	1,548,661	34,643,548	1,456,327	28,893,533
Redemptions	(2,107,023)	(47,302,904)	(2,823,945)	(60,841,837)

Net increase	1,326,226	$29,265,759	185,952	$1,819,140

Class E
Sales	111,886	$2,564,259	81,824	$1,800,257
Reinvestments	70,469	1,604,588	69,431	1,398,334
Redemptions	(141,884)	(3,228,218)	(208,909)	(4,587,639)

Net increase (decrease)	40,471	$940,629	(57,654)	$(1,389,048)

Class G (a)
Sales	61,861	$1,321,908	315	$6,850
Reinvestments	1,463	31,998	0	0
Redemptions	(3,075)	(63,975)	0	0

Net increase	60,249	$1,289,931	315	$6,850

Increase derived from capital shares transactions		$8,079,153		$204,809,872

(a)	Commencement of operations was November 12, 2014.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$23.40	$23.77		$17.53	$16.68	$16.39

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.07	0.06		0.04	0.10	(0.02)
Net realized and unrealized gain on investments	0.71	1.35		7.37	2.52	0.31

Total from investment operations	0.78	1.41		7.41	2.62	0.29

Less Distributions
Distributions from net investment income	(0.03)	(0.00	)(b)	(0.07)	0.00	0.00
Distributions from net realized capital gains	(2.14)	(1.78)		(1.10)	(1.77)	0.00

Total distributions	(2.17)	(1.78)		(1.17)	(1.77)	0.00

Net Asset Value, End of Period	$22.01	$23.40		$23.77	$17.53	$16.68

Total Return (%) (c)	2.71	6.91		44.55	16.18	1.77

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	0.51		0.52	0.55	0.55
Net ratio of expenses to average net assets (%) (d)	0.48	0.48		0.49	0.52	0.53
Ratio of net investment income (loss) to average net assets (%)	0.28	0.25		0.21	0.56	(0.09)
Portfolio turnover rate (%)	27	25		29	26	29
Net assets, end of period (in millions)	$863.6	$938.5		$714.2	$387.0	$263.8

	Class B
	Year Ended December 31,
	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$22.28	$22.77		$16.84	$16.12	$15.89

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01	(0.00	)(e)	(0.01)	0.04	(0.06)
Net realized and unrealized gain on investments	0.69	1.29		7.07	2.45	0.29

Total from investment operations	0.70	1.29		7.06	2.49	0.23

Less Distributions
Distributions from net investment income	0.00	0.00		(0.03)	0.00	0.00
Distributions from net realized capital gains	(2.14)	(1.78)		(1.10)	(1.77)	0.00

Total distributions	(2.14)	(1.78)		(1.13)	(1.77)	0.00

Net Asset Value, End of Period	$20.84	$22.28		$22.77	$16.84	$16.12

Total Return (%) (c)	2.46	6.65		44.17	15.91	1.45

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.76		0.77	0.80	0.80
Net ratio of expenses to average net assets (%) (d)	0.73	0.73		0.74	0.77	0.78
Ratio of net investment income (loss) to average net assets (%)	0.03	(0.01)		(0.05)	0.25	(0.34)
Portfolio turnover rate (%)	27	25		29	26	29
Net assets, end of period (in millions)	$373.4	$369.6		$373.6	$276.5	$268.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$22.63	$23.09	$17.06	$16.29	$16.04

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.03	0.02	0.01	0.06	(0.04)
Net realized and unrealized gain on investments	0.71	1.30	7.16	2.48	0.29

Total from investment operations	0.74	1.32	7.17	2.54	0.25

Less Distributions
Distributions from net investment income	0.00	0.00	(0.04)	0.00	0.00
Distributions from net realized capital gains	(2.14)	(1.78)	(1.10)	(1.77)	0.00

Total distributions	(2.14)	(1.78)	(1.14)	(1.77)	0.00

Net Asset Value, End of Period	$21.23	$22.63	$23.09	$17.06	$16.29

Total Return (%) (c)	2.61	6.69	44.32	16.06	1.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	0.66	0.67	0.70	0.70
Net ratio of expenses to average net assets (%) (d)	0.63	0.63	0.64	0.67	0.68
Ratio of net investment income (loss) to average net assets (%)	0.12	0.09	0.05	0.34	(0.24)
Portfolio turnover rate (%)	27	25	29	26	29
Net assets, end of period (in millions)	$16.9	$17.1	$18.8	$14.2	$14.2

	Class G
	Year Ended December 31,
	2015	2014(f)
Net Asset Value, Beginning of Period	$21.78	$21.49

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	0.01
Net realized and unrealized gain on investments	0.71	0.28

Total from investment operations	0.70	0.29

Less Distributions
Distributions from net realized capital gains	(2.14)	0.00

Total distributions	(2.14)	0.00

Net Asset Value, End of Period	$20.34	$21.78

Total Return (%) (c)	2.51	1.35	(g)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	0.83	(h)
Net ratio of expenses to average net assets (%) (d)	0.78	0.81	(h)
Ratio of net investment income (loss) to average net assets (%)	(0.06)	0.40	(h)
Portfolio turnover rate (%)	27	25
Net assets, end of period (in millions)	$1.2	$0.0	(i)

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net investment income were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Net investment income (loss) was less than $0.01.
(f)	Commencement of operations was November 12, 2014.
(g)	Periods less than one year are not computed on an annualized basis.
(h)	Computed on an annualized basis.
(i)	Net assets, end of period rounds to less than $0.1 million.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Class G commenced operations on November 12, 2014. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MSF-13

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trust (REIT) adjustments, and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-14

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

MSF-15

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$344,444,271	$0	$436,257,136

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$6,197,916	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Met Investors Series Trust (“MIST”), an affiliate of the Trust, in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Trust and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the year ended December 31, 2015 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B, E, and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E, and G Shares. Under the Distribution and Service Plan, the Class B, E, and G Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G Shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares, 0.15% per year for Class E Shares, and 0.30% per year for Class G Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

MSF-16

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2015 is as follows:

Security Description	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at December 31, 2015	Realized Gain/(Loss) on shares sold	Income earned from affiliates during the period
T. Rowe Price Government Reserve Investment Fund	2,091,497	201,769,427	(196,991,796)	6,869,128	$0	$13,320

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$6,987,808	$439,885	$109,646,735	$82,033,527	$116,634,543	$82,473,412

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$11,516,399	$149,850,634	$228,585,194	$—	$389,952,227

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Small Cap Growth Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of T. Rowe Price Small Cap Growth Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Small Cap Growth Portfolio of the Metropolitan Series Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-18

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-19

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-20

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-21

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MSF-22

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

T. Rowe Price Small Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board also considered that the Portfolio outperformed its benchmark, the MSCI U.S. Small Cap Growth Index, for the one-, three-, and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe, and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size and were the lowest in the Expense Group. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-23

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A and B shares of the Van Eck Global Natural Resources Portfolio returned -32.64% and -32.76%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) North American Natural Resources Index1, returned -24.28%.

MARKET ENVIRONMENT / CONDITIONS

The most significant factors influencing the markets in which the Portfolio invested over the past 12 months were the effects on the Energy sector of the continuing depressed prices of crude oil, together with the severe pressure felt by the metals and mining sector from the depressed prices of base metals.

The narrative of 2015 was, however, a “Tale of Two Halves”—the first and second halves of the year.

In the first half of the year, concerns in the market were as to whether companies were going to be able to continue to grow their cash flows, financing capabilities and liquidity. In the second half, however, as commodity prices either remained weak or, indeed, weakened further, concerns ceased to be about growth, but about simple survival. And, for the companies that were going to survive, just what sort of shape they were going to be in coming out the other side. In particular, decisions whether, and by how much, they were going to have to cut capital spending, reduce dividends, restructure debt, sell assets and/or raise equity, had substantial impact on ultimate intrinsic value and shareholder returns.

Concerns in the second half of the year about survival unambiguously focused ever more sharply on balance sheet health. The liquidity not only of oil and gas companies, but also mining, solar, and coal companies came under ever closer scrutiny. Furthermore, the market’s confidence in both yieldcos and MLPs (Master Limited Partnerships) took a major battering, all too clearly reflected, in most cases, by a precipitous decline in their share prices.

As further illustration of the split character of 2015, despite the fact that the dramatic sell-off in crude oil at the end of the fourth quarter of 2014 overhung the market during the first half of the year, oil prices did experience a little bit of a rebound (back above $60) in the spring and, except for coal and consumable fuels, each Energy sub-industry provided positive returns for the six-month period.

Thereafter, however, prices declined through to the end of the year. Having dropped to 859 rigs by the end of June, a decline of 53% for the six-month period, by the end of the year the total U.S. rig count had fallen to 698, a decline of some 61% for the full 12-month period. More explicitly, the oil component of this count fell 64% during the year from 1,482 to 536. Having already fallen nearly 46% in 2014, to end the year at $53.27 per barrel, by the end of December 2015, West Texas Intermediate (WTI) front month crude prices had fallen to $37.04 per barrel, a decline of 30% over the 12 month period.

Even though there was grumbling from a number of its members, in its last meeting of 2015 on December 4th, prodded by Saudi Arabia, OPEC (Organization of the Petroleum Exporting Countries) agreed to continue to pump oil without any reduction in output.

Having ended 2014 some 32% down on the previous year, by the end of 2015, North American (Henry Hub) natural gas front month futures was lower by 20%, ending the year at $2.337 per MMBtu (one million British Thermal Units (BTU)).

While in the second quarter of the year there may have been some signs that both European and U.S. economic growth was picking up, growth in the third quarter of the year actually turned out to be anemic: a “Tale”, once again, of “Two Halves”. Toward the end of the fourth quarter, on the back of quite mixed data, concerns even started to appear in the market about a growth slowdown in the U.S. And, despite evidence of some stabilization in China toward the end of the first half of the year, uncertainty about the extent of Chinese growth continued throughout the remainder of the year.

Geopolitical risks, having already been significant in the first half of the year, only increased in the second half, in particular with Russia’s intervention in Syria and its first airstrike there at the end of September. Russia’s actions, combined with subsequent events in both Paris and San Bernardino, California, only exacerbated concerns about global growth.

We believe that, for the entire clamor surrounding the climate talks in Paris, they turned out, essentially, to be almost a “non-event”. There may have been great long-term goals, but execution appears to remain neither verifiable nor certifiable.

In the third quarter of the year, the metals & mining sector came under increasing pressure as, with a continuing slide in commodities prices, investors became ever more worried about the debt levels amongst producers.

Base metals suffered from both similar concerns about global growth and excess supply. For the first time since 2013, when the global restructuring of the mining industry began, 2015 increasingly saw pro-active production cuts from currently-producing mines, rather than defensive cuts from capex (capital expenditure) and future production.

For precious metals, the macro environment remained negative all year. Factors included a rising dollar, deflationary pressures, and slowing global trade. Gold declined during the 12 month period. Platinum and palladium were also both down during the period.

After a very strong crop in South America the previous winter, the U.S. also saw a very good growing season for soy, corn, and wheat in 2015. Carryover balances went up dramatically, moving to a larger surplus, with a subsequent decline in prices. Despite the current El Niño episode looking set to be possibly one of the strongest ever recorded, beating even that of 1997-98, by the end of the year it still

MSF-1

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*—(Continued)

had not had that much of an impact, save for delaying, perhaps, the start of winter and, thereby, adversely affecting the price of natural gas.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Several of the key aspects of the Portfolio that detracted from performance relative to the S&P North American Natural Resources Sector Index were an overweight position and underperformance in the diversified metals & mining sub-industry—namely, Glencore and First Quantum Minerals—and an overweight position and underperformance in the coal & consumable fuels sub-industry—namely CONSOL Energy. Combined, these three names accounted for a large majority of the Portfolio’s relative underperformance over the 12 month period under review. We note that these conviction names, despite falling particularly victim to declining commodity prices and concerns over slowing demand, were, in our view, generally overly punished by the market.

The three weakest-contributing sub-industries to the Portfolio’s performance relative to the benchmark were diversified metals & mining, coal & consumable fuels, and integrated oil & gas. The Portfolio had no exposure to the integrated oil & gas sub-industry during the reporting period.

The Portfolio’s three weakest contributing companies were two diversified metals & mining companies and a coal & consumable fuels company. Glencore was hit not only by market concerns about its debt level, but also its exposure to both coal and zinc, together with the continuing woes in the copper market. First Quantum Minerals suffered not only from its exposure to copper, but also faced speculation in the market about its debt levels, albeit to less of a degree than Glencore. However, in addition, on an operational level, the company suffered from the effects of cuts in the power supply to its facilities in Zambia where it cut nearly fifteen hundred jobs because of them. Coal & consumable fuels company CONSOL Energy was a victim off the weak natural gas and coal markets.

The three strongest positive-contributing sub-industries to the Portfolio’s performance relative to the benchmark were oil & gas exploration & production, forest products, and oil & gas storage & transportation.

The Portfolio’s three strongest-contributing individual positions were, in fact, all energy-related companies. The strongest contributor was Valero Energy, an oil & gas refining & marketing company which benefited from low oil prices, the demand response to these prices in the form of increased gasoline consumption and both good crack spreads and good margins. The other two strongest performing companies were both engaged in oil & gas exploration & production: Parsley Energy and Diamondback Energy. Both benefited from the high quality of their assets and acreages.

The Portfolio made significant purchases in the gold sector which saw increases in its positions in gold mining companies Agnico Eagle Mines and Goldcorp. The Portfolio’s position in fertilizers & agricultural chemicals company CF Industries was also increased.

The Portfolio’s largest sales during the reporting period were positions in the oil & gas exploration & production company Marathon Oil, the construction machinery & heavy trucks company Cummins, and the oil & gas refining & marketing company Phillips 66. Each of these positions was entirely eliminated by the end of the reporting period.

Broadly speaking, on both an absolute and relative basis, the Portfolio increased sizably its weighting to the oil & gas exploration & production and fertilizers & agricultural chemical sub-industries, and gold. The Portfolio, on both an absolute and relative basis, decreased sizably its weightings to the diversified metals & mining and coal & consumable fuels sub-industries.

As of December 31, 2015, the Portfolio had no allocation to the integrated oil & gas sub-industry, making that sub-industry a substantially underweight position relative to its benchmark. As of the same date, the Portfolio’s next most substantially underweight position was in the oil & gas refining & marketing sub-industry. The Portfolio also held an underweight position in the oil & gas storage & transportation sub-industry.

As of December 31, 2015, the Portfolio’s most substantially overweight positions relative to its benchmark were in the oil & gas exploration & production sub-industry and gold. As of the same date, it also held overweight positions in the fertilizers & agricultural chemicals and diversified metals & mining sub-industries.

Charles Cameron

Shawn Reynolds

Portfolio Managers

Van Eck Associates Corporation

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	Since Inception[2]
Van Eck Global Natural Resources Portfolio
Class A	-32.64	-12.16	0.27
Class B	-32.76	-12.37	-0.85
S&P North American Natural Resources Sector Index	-24.28	-5.50	2.96

1 The S&P North American Natural Resources Sector Index was developed as an equity benchmark for U.S. traded natural resource related stocks.

2 Inception dates of the Class A and Class B shares are 10/31/08 and 4/28/09, respectively. Index since inception return is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Concho Resources, Inc.	5.1
Pioneer Natural Resources Co.	5.0
Schlumberger, Ltd.	5.0
Cimarex Energy Co.	5.0
Agnico Eagle Mines, Ltd. (U.S. Listed Shares)	4.5
EOG Resources, Inc.	4.4
Valero Energy Corp.	4.3
Diamondback Energy, Inc.	4.3
Halliburton Co.	4.0
CF Industries Holdings, Inc.	3.7

Top Sectors

% of Net Assets
Energy	62.9
Materials	30.3
Industrials	1.6
Information Technology	0.8

MSF-3

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Van Eck Global Natural Resources Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.79%	$1,000.00	$682.60	$3.35
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

Class B(a)	Actual	1.04%	$1,000.00	$682.00	$4.41
	Hypothetical*	1.04%	$1,000.00	$1,019.96	$5.30

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—95.6% of Net Assets

Security Description	Shares	Value

Chemicals—6.1%
Agrium, Inc. (a)	236,100	$21,093,174
CF Industries Holdings, Inc.	777,300	31,721,613

		52,814,787

Electrical Equipment—0.4%
Sunrun, Inc. (a) (b)	318,600	3,749,922

Energy Equipment & Services—15.0%
Baker Hughes, Inc.	428,700	19,784,505
Halliburton Co.	1,018,900	34,683,356
Nabors Industries, Ltd.	1,597,300	13,593,023
Patterson-UTI Energy, Inc.	413,000	6,228,040
Schlumberger, Ltd.	617,800	43,091,550
Superior Energy Services, Inc.	920,400	12,397,788

		129,778,262

Metals & Mining—21.2%
Agnico Eagle Mines, Ltd. (U.S. Listed Shares) (a)	1,472,633	38,700,795
Commercial Metals Co.	959,700	13,138,293
Eldorado Gold Corp.	2,718,300	8,073,351
First Quantum Minerals, Ltd. (a)	4,315,600	16,155,820
Freeport-McMoRan, Inc. (a)	1,042,300	7,056,371
Glencore plc (b)	18,020,537	23,977,616
Goldcorp, Inc.	2,706,500	31,287,140
New Gold, Inc. (b)	2,769,500	6,425,240
Osisko Gold Royalties, Ltd.	124,079	1,225,815
Petra Diamonds, Ltd. (a)	2,781,300	3,596,119
Randgold Resources, Ltd. (ADR) (a)	342,300	21,198,639
Steel Dynamics, Inc.	701,700	12,539,379

		183,374,578

Oil, Gas & Consumable Fuels—47.9%
Anadarko Petroleum Corp.	593,750	28,844,375
Cimarex Energy Co.	479,900	42,893,462
Concho Resources, Inc. (b)	471,850	43,815,991
CONSOL Energy, Inc. (a)	1,518,600	11,996,940
Diamondback Energy, Inc. (a) (b)	550,600	36,835,140
EOG Resources, Inc.	535,200	37,886,808
Golar LNG, Ltd. (a)	372,300	5,878,617
Gulfport Energy Corp. (b)	597,900	14,690,403
Kinder Morgan, Inc.	971,600	14,496,272
Laredo Petroleum, Inc. (a) (b)	1,121,000	8,956,790
Newfield Exploration Co. (b)	849,700	27,666,232
Parsley Energy, Inc. - Class A (a) (b)	1,315,300	24,267,285
Pioneer Natural Resources Co.	346,100	43,394,018
RSP Permian, Inc. (a) (b)	98,500	2,402,415
Scorpio Tankers, Inc.	609,800	4,890,596
SemGroup Corp. - Class A	366,000	10,562,760
SM Energy Co. (a)	652,900	12,836,014
Valero Energy Corp.	527,200	37,278,312
Whiting Petroleum Corp. (b)	625,800	5,907,552

		415,499,982

Security Description	Shares	Value

Paper & Forest Products—3.0%
Louisiana-Pacific Corp. (a) (b)	1,451,400	$26,139,714

Road & Rail—1.2%
Union Pacific Corp.	129,900	10,158,180

Semiconductors & Semiconductor Equipment—0.8%
SolarEdge Technologies, Inc. (a) (b)	74,500	2,098,665
SunEdison, Inc. (a) (b)	920,000	4,682,800

		6,781,465

Total Common Stocks (Cost $1,219,436,277)		828,296,890

Short-Term Investments—17.1%

Mutual Funds—17.1%
AIM STIT-STIC Prime Portfolio	36,010,649	36,010,649
State Street Navigator Securities Lending MET Portfolio (c)	111,707,872	111,707,872

Total Short-Term Investments (Cost $147,718,521)		147,718,521

Total Investments—112.7% (Cost $1,367,154,798) (d)		976,015,411
Other assets and liabilities (net)—(12.7)%		(109,676,104)

Net Assets—100.0%		$866,339,307

(a)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $113,059,268 and the collateral received consisted of cash in the amount of $111,707,872 and non-cash collateral with a value of $3,752,094. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,370,765,586. The aggregate unrealized appreciation and depreciation of investments were $32,150,920 and $(426,901,095), respectively, resulting in net unrealized depreciation of $(394,750,175) for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Chemicals	$52,814,787	$—	$—	$52,814,787
Electrical Equipment	3,749,922	—	—	3,749,922
Energy Equipment & Services	129,778,262	—	—	129,778,262
Metals & Mining	155,800,843	27,573,735	—	183,374,578
Oil, Gas & Consumable Fuels	415,499,982	—	—	415,499,982
Paper & Forest Products	26,139,714	—	—	26,139,714
Road & Rail	10,158,180	—	—	10,158,180
Semiconductors & Semiconductor Equipment	6,781,465	—	—	6,781,465
Total Common Stocks	800,723,155	27,573,735	—	828,296,890
Total Short-Term Investments*	147,718,521	—	—	147,718,521
Total Investments	$948,441,676	$27,573,735	$—	$976,015,411

Collateral for Securities Loaned (Liability)	$—	$(111,707,872)	$—	$(111,707,872)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$976,015,411
Receivable for:
Investments sold	1,941,864
Fund shares sold	173,795
Dividends and interest	740,031
Prepaid expenses	2,961

Total Assets	978,874,062
Liabilities
Collateral for securities loaned	111,707,872
Payables for:
Fund shares redeemed	44,487
Accrued Expenses:
Management fees	585,623
Distribution and service fees	24,756
Deferred trustees’ fees	74,048
Other expenses	97,969

Total Liabilities	112,534,755

Net Assets	$866,339,307

Net Assets Consist of:
Paid in surplus	$1,384,667,618
Undistributed net investment income	8,079,344
Accumulated net realized loss	(135,268,214)
Unrealized depreciation on investments and foreign currency transactions	(391,139,441)

Net Assets	$866,339,307

Net Assets
Class A	$752,115,160
Class B	114,224,147
Capital Shares Outstanding*
Class A	99,071,323
Class B	15,136,608
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.59
Class B	7.55

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,367,154,798.
(b)	Includes securities loaned at value of $113,059,268.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$15,830,300
Interest	47,495
Securities lending income	1,053,730

Total investment income	16,931,525
Expenses
Management fees	8,202,233
Administration fees	25,575
Custodian and accounting fees	98,317
Distribution and service fees—Class B	336,620
Audit and tax services	52,961
Legal	26,656
Trustees’ fees and expenses	34,346
Shareholder reporting	33,771
Insurance	7,357
Miscellaneous	16,502

Total expenses	8,834,338
Less management fee waiver	(119,457)
Less broker commission recapture	(44,365)

Net expenses	8,670,516

Net Investment Income	8,261,009

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(116,427,777)
Foreign currency transactions	44,296

Net realized loss	(116,383,481)

Net change in unrealized depreciation on:
Investments	(267,741,683)
Foreign currency transactions	(30)

Net change in unrealized depreciation	(267,741,713)

Net realized and unrealized loss	(384,125,194)

Net Decrease in Net Assets From Operations	$(375,864,185)

(a)	Net of foreign withholding taxes of $317,435.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,261,009	$6,167,907
Net realized loss	(116,383,481)	(17,633,046)
Net change in unrealized depreciation	(267,741,713)	(192,632,899)

Decrease in net assets from operations	(375,864,185)	(204,098,038)

From Distributions to Shareholders
Net investment income
Class A	(4,538,788)	(5,357,330)
Class B	(282,297)	(406,516)
Net realized capital gains
Class A	0	(16,643,439)
Class B	0	(2,559,953)

Total distributions	(4,821,085)	(24,967,238)

Increase in net assets from capital share transactions	270,758,603	27,679,329

Total decrease in net assets	(109,926,667)	(201,385,947)

Net Assets
Beginning of period	976,265,974	1,177,651,921

End of period	$866,339,307	$976,265,974

Undistributed net investment income
End of period	$8,079,344	$4,196,493

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	29,202,455	$297,797,116	7,104,572	$91,685,348
Reinvestments	388,928	4,538,788	1,531,021	22,000,769
Redemptions	(4,823,710)	(59,007,302)	(6,039,682)	(91,891,949)

Net increase	24,767,673	$243,328,602	2,595,911	$21,794,168

Class B
Sales	4,747,123	$45,406,659	2,502,897	$31,178,841
Reinvestments	24,294	282,297	207,446	2,966,469
Redemptions	(1,662,099)	(18,258,955)	(1,931,512)	(28,260,149)

Net increase	3,109,318	$27,430,001	778,831	$5,885,161

Increase derived from capital shares transactions		$270,758,603		$27,679,329

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.32	$14.21	$12.91	$13.52	$18.06

Income (Loss) from Investment Operations
Net investment income (a)	0.08	0.08	0.08	0.13	0.04
Net realized and unrealized gain (loss) on investments	(3.76)	(2.66)	1.34	0.25	(2.56)

Total from investment operations	(3.68)	(2.58)	1.42	0.38	(2.52)

Less Distributions
Distributions from net investment income	(0.05)	(0.08)	(0.12)	0.00	(0.24)
Distributions from net realized capital gains	0.00	(0.23)	0.00	(0.99)	(1.78)

Total distributions	(0.05)	(0.31)	(0.12)	(0.99)	(2.02)

Net Asset Value, End of Period	$7.59	$11.32	$14.21	$12.91	$13.52

Total Return (%) (b)	(32.64)	(18.63)	11.06	2.80	(16.45)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.81	0.81	0.82	0.82
Net ratio of expenses to average net assets (%) (c)	0.80	0.80	0.80	0.82	0.82
Ratio of net investment income to average net assets (%)	0.82	0.56	0.64	0.98	0.25
Portfolio turnover rate (%)	25	39	36	23	42
Net assets, end of period (in millions)	$752.1	$841.0	$1,018.8	$828.1	$695.7

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.25	$14.12	$12.83	$13.47	$18.01

Income (Loss) from Investment Operations
Net investment income (a)	0.06	0.04	0.05	0.09	0.00 (d)
Net realized and unrealized gain (loss) on investments	(3.74)	(2.64)	1.33	0.26	(2.55)

Total from investment operations	(3.68)	(2.60)	1.38	0.35	(2.55)

Less Distributions
Distributions from net investment income	(0.02)	(0.04)	(0.09)	0.00	(0.21)
Distributions from net realized capital gains	0.00	(0.23)	0.00	(0.99)	(1.78)

Total distributions	(0.02)	(0.27)	(0.09)	(0.99)	(1.99)

Net Asset Value, End of Period	$7.55	$11.25	$14.12	$12.83	$13.47

Total Return (%) (b)	(32.76)	(18.82)	10.76	2.58	(16.67)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	1.06	1.06	1.07	1.07
Net ratio of expenses to average net assets (%) (c)	1.05	1.05	1.05	1.07	1.07
Ratio of net investment income to average net assets (%)	0.56	0.31	0.38	0.72	0.01
Portfolio turnover rate (%)	25	39	36	23	42
Net assets, end of period (in millions)	$114.2	$135.3	$158.8	$165.1	$153.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Net investment income was less than $0.01.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Van Eck Global Natural Resources Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MSF-10

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs) and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-11

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

MSF-12

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Natural Resource and Foreign Investment Risk: The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may concentrate its investments, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature. In addition, the investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$568,224,583	$0	$249,688,828

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$8,202,233	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1 billion

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Van Eck Associates Corporation is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.025%	On amounts over $	500 million and under $1 billion

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

MSF-13

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B Shares. Under the Distribution and Service Plan, the Class B Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$4,821,085	$6,134,646	$—	$18,832,592	$4,821,085	$24,967,238

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$8,153,563	$—	$(394,750,203)	$(131,657,426)	$(518,254,066)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the post-enactment accumulated short-term capital losses were $37,759,307 and the post-enactment accumulated long-term capital losses were $93,898,119.

8. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MSF-14

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Van Eck Global Natural Resources Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Van Eck Global Natural Resources Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Eck Global Natural Resources Portfolio of the Metropolitan Series Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-15

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-16

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-17

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-18

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MSF-19

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Van Eck Global Natural Resources Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Van Eck Associates Corporation regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the three- and five-year periods ended June 30, 2015, and underperformed the median of its Performance Universe for the one-year period ended June 30, 2015. The Board also noted that the Portfolio underperformed its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board also considered that the Portfolio underperformed its benchmark, the S&P North American Natural Resources Sector Index, for the one-, three-, and five-year periods ended October 31, 2015. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median, and were above the Sub-advised Expense Universe median and the Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median, and were equal to the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-20

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned -1.72%, -2.00%, and -1.90%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned 0.55%.

MARKET ENVIRONMENT / CONDITIONS

Most spread sectors (non-Treasuries) posted modest gains and generated mixed results versus equal-duration Treasuries over the twelve months ended December 31, 2015. High-yield corporate bonds and emerging market local currency debt were among the weakest performers during the reporting period. The fixed income market was volatile at times given fluctuating global economic data, uncertainties regarding future Federal Reserve Board (the “Fed”) monetary policy, and a number of geopolitical issues. In mid-December 2015, the Fed raised interest rates for the first time in nearly a decade.

Both short- and long-term Treasury yields moved higher during the twelve months ended December 31, 2015. 2-year Treasury yields rose from 0.67% at the beginning of the period to 1.06% at the end of the period. Their peak of 1.09% occurred December 29, 2015 and they were as low as 0.44% on January 15, 2015. 10-year Treasury yields were 2.17% at the beginning of the period and ended the period at 2.27%. Their peak of 2.50% was on June 10, 2015 and their low of 1.68% occurred at the end of January and early February 2015.

All told, the Barclays U.S. Aggregate Bond Index returned 0.55% for the twelve months ended December 31, 2015. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced mixed results. Over the year, the Barclays U.S. High Yield 2% Issuer Capped Index declined 4.43%. Emerging market local currency debt, as measured by the JPMorgan GBI-EM Global Diversified Index, declined 14.92% in 2015.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the reporting period, the Portfolio’s high-yield corporate bond exposure was the largest detractor, and in particular, the Energy and Metals & Mining sectors generated weak results. Within the high-yield market, overweight positions in Murray Energy Corp., Petrobras International Finance Co., Chesapeake Energy Corp., and California Resources Corp. were headwinds for results. Several individual investment grade bond holdings also detracted from performance, including overweight positions in MarkWest Energy Partners, Xstrata Finance Canada, Plains Exploration & Production, and Devon Financing Co.

Another detractor from the Portfolio’s relative performance for the period was its out-of-benchmark allocation to emerging market debt. The asset class performed poorly given concerns related to moderating growth in China, sharply falling commodity prices, uncertainties regarding future Fed monetary policy, and the strengthening U.S. dollar.

On the positive side, the biggest contributor to the Portfolio’s performance was exposure to non-Agency Mortgage-Backed Securities (“MBS”) and Commercial MBS issues, with an emphasis on lower dollar priced bonds with more exposure to a real estate recovery. These sectors continued to benefit from ongoing investor demand, positive carry, and principal paydowns.

The Portfolio’s security selection of investment grade corporate bonds was also a contributor during the period. In particular, overweight positions in General Electric, Wells Fargo & Co., Reynolds America, Inc., and Citigroup, Inc. added the most value.

MSF-1

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

Additionally, the Portfolio’s non-U.S. dollar exposure was rewarded. In particular, short positions in the euro and yen were additive for results as they both depreciated versus the U.S. dollar during the year.

Given our view that the global economic recovery will continue despite challenges, and that the U.S. economy will experience further modest growth, at year end we remained constructive on spread product (non-Treasuries), believing they will outperform U.S.

Treasuries in the intermediate and long term. Continued expansionary central bank policy is key to this view. While market volatility eased in the fourth quarter, risks to a fragile global recovery are not insignificant. Our focus remains on longer-term fundamentals with diversified strategies to manage risk.

S. Kenneth Leech

Carl L. Eichsteadt

Mark S. Lindbloom

Christopher Orndorff

Michael Buchanan

Chia-Liang Lian

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
Western Asset Management Strategic Bond Opportunities Portfolio
Class A	-1.72	4.40	5.55
Class B	-2.00	4.15	5.29
Class E	-1.90	4.23	5.39
Barclays U.S. Aggregate Bond Index	0.55	3.25	4.51

1 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Sectors

% of Net Assets
Corporate Bonds & Notes	45.9
Mortgage-Backed Securities	27.7
Foreign Government	10.8
Asset-Backed Securities	8.0
U.S. Treasury & Government Agencies	1.1
Floating Rate Loans	0.9
Municipals	0.1
Preferred Stocks	0.1

MSF-3

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Strategic Bond Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.59%	$1,000.00	$977.40	$2.94
	Hypothetical*	0.59%	$1,000.00	$1,022.23	$3.01

Class B(a)	Actual	0.84%	$1,000.00	$976.50	$4.13
	Hypothetical*	0.84%	$1,000.00	$1,021.02	$4.23

Class E(a)	Actual	0.74%	$1,000.00	$976.50	$3.69
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—45.9% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.0%
WPP Finance 2010 5.125%, 09/07/42	120,000	$113,161

Aerospace/Defense—0.2%
LMI Aerospace, Inc. 7.375%, 07/15/19	1,700,000	1,683,000
Lockheed Martin Corp. 3.100%, 01/15/23	220,000	219,855
3.550%, 01/15/26	610,000	612,147
Raytheon Co. 3.125%, 10/15/20	30,000	31,097
United Technologies Corp. 4.500%, 06/01/42	290,000	292,041

		2,838,140

Agriculture—0.5%
Alliance One International, Inc. 9.875%, 07/15/21 (a)	3,380,000	2,484,300
Reynolds American, Inc. 4.850%, 09/15/23	2,960,000	3,164,216
5.850%, 08/15/45	1,290,000	1,434,145

		7,082,661

Airlines—0.0%
Northwest Airlines Pass-Through Trust 7.575%, 09/01/20	16,619	18,115

Auto Manufacturers—0.3%
Ford Motor Co. 4.750%, 01/15/43 (a)	2,210,000	2,083,215
Ford Motor Credit Co. LLC 3.200%, 01/15/21	1,740,000	1,728,232
3.664%, 09/08/24 (a)	720,000	700,136

		4,511,583

Auto Parts & Equipment—0.3%
Schaeffler Holding Finance B.V. 6.750%, 11/15/22 (144A) (b)	3,580,000	3,848,500

Banks—7.8%
ABN AMRO Bank NV 4.750%, 07/28/25 (144A)	820,000	817,294
Bank of America Corp. 3.875%, 08/01/25	1,040,000	1,055,733
4.000%, 01/22/25	2,810,000	2,750,788
4.125%, 01/22/24	880,000	908,908
4.200%, 08/26/24	1,180,000	1,170,770
4.875%, 04/01/44	1,890,000	1,957,008
5.000%, 01/21/44	2,300,000	2,400,487
Barclays Bank plc 10.179%, 06/12/21 (144A)	1,180,000	1,528,567
BPCE S.A. 5.150%, 07/21/24 (144A) (a)	420,000	423,530

Banks—(Continued)
Citigroup, Inc. 4.050%, 07/30/22	2,000,000	2,045,730
4.400%, 06/10/25	1,470,000	1,484,712
4.450%, 09/29/27	1,360,000	1,350,995
4.650%, 07/30/45	2,850,000	2,892,174
5.300%, 05/06/44 (a)	2,840,000	2,954,097
5.350%, 05/15/23 (a) (c)	560,000	530,600
5.500%, 09/13/25	740,000	803,266
5.900%, 02/15/23 (a) (c)	320,000	314,400
5.950%, 01/30/23 (c)	590,000	577,315
5.950%, 05/15/25 (c)	2,790,000	2,685,375
6.300%, 05/15/24 (c)	850,000	828,750
8.125%, 07/15/39	647,000	927,977
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 4.375%, 08/04/25 (a)	1,470,000	1,495,068
5.250%, 08/04/45	1,530,000	1,603,272
5.750%, 12/01/43	1,480,000	1,654,375
11.000%, 06/30/19 (144A) (c)	415,000	512,318
Corpbanca S.A. 3.875%, 09/22/19	4,010,000	3,971,949
Credit Agricole S.A. 4.375%, 03/17/25 (144A)	1,000,000	967,441
8.375%, 10/13/19 (144A) (c)	640,000	716,800
Credit Suisse Group Funding Guernsey, Ltd. 4.875%, 05/15/45 (144A)	1,560,000	1,538,294
Goldman Sachs Capital II 4.000%, 02/01/16 (c)	3,490,000	2,460,450
Goldman Sachs Group, Inc. (The) 4.000%, 03/03/24	3,180,000	3,263,888
4.250%, 10/21/25	890,000	883,198
4.750%, 10/21/45	880,000	874,172
5.150%, 05/22/45	870,000	845,106
5.250%, 07/27/21	1,330,000	1,470,475
6.250%, 02/01/41	10,000	11,928
6.750%, 10/01/37	2,000,000	2,337,872
7.500%, 02/15/19	20,000	22,885
HSBC Holdings plc 5.250%, 03/14/44	3,700,000	3,839,209
6.375%, 09/17/24 (a) (c)	1,290,000	1,273,875
ICICI Bank, Ltd. 5.750%, 11/16/20	3,640,000	4,031,791
Itau Unibanco Holding S.A. 2.850%, 05/26/18 (a)	4,250,000	4,041,750
JPMorgan Chase & Co. 3.375%, 05/01/23	600,000	589,690
3.625%, 05/13/24	690,000	700,225
3.875%, 09/10/24	3,930,000	3,909,344
4.250%, 10/01/27	1,020,000	1,017,562
4.350%, 08/15/21	10,000	10,642
4.500%, 01/24/22	160,000	172,577
4.950%, 06/01/45	1,310,000	1,309,748
Oversea-Chinese Banking Corp., Ltd. 4.250%, 06/19/24	4,080,000	4,149,352

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Royal Bank of Scotland Group plc 5.125%, 05/28/24	620,000	$628,156
6.000%, 12/19/23	460,000	495,427
6.100%, 06/10/23	780,000	838,066
6.125%, 12/15/22	390,000	424,592
7.648%, 09/30/31 (c)	120,000	148,650
Royal Bank of Scotland NV 4.650%, 06/04/18	410,000	422,736
Royal Bank of Scotland plc (The) 13.125%, 03/19/22 (AUD) (c)	1,580,000	1,267,276
Santander UK Group Holdings plc 7.375%, 06/24/22 (GBP) (c)	2,620,000	3,920,340
Standard Chartered plc 5.700%, 03/26/44 (144A)	4,050,000	4,053,268
UBS Group Funding Jersey, Ltd. 4.125%, 09/24/25 (144A)	1,140,000	1,138,818
Wachovia Capital Trust III 5.570%, 02/01/16 (c)	1,071,000	1,031,641
Wells Fargo & Co. 4.300%, 07/22/27	2,670,000	2,727,496
4.650%, 11/04/44	380,000	369,694
4.900%, 11/17/45	880,000	887,848
5.375%, 11/02/43	540,000	577,934
5.606%, 01/15/44	2,170,000	2,410,651
Wells Fargo Capital X 5.950%, 12/01/86	380,000	383,800

		101,810,125

Beverages—1.1%
Constellation Brands, Inc. 4.750%, 11/15/24 (a)	4,564,000	4,655,280
6.000%, 05/01/22	840,000	924,000
DS Services of America, Inc. 10.000%, 09/01/21 (144A)	7,280,000	8,262,800

		13,842,080

Biotechnology—0.3%
Celgene Corp. 3.875%, 08/15/25	2,300,000	2,290,685
5.000%, 08/15/45	1,260,000	1,264,899

		3,555,584

Building Materials—0.5%
Cemex Finance LLC 9.375%, 10/12/22 (144A) (a)	3,090,000	3,252,225
CIMPOR Financial Operations B.V. 5.750%, 07/17/24 (144A)	1,340,000	891,100
Hardwoods Acquisition, Inc. 7.500%, 08/01/21 (144A)	2,800,000	2,310,000
NWH Escrow Corp. 7.500%, 08/01/21 (144A)	550,000	440,000

		6,893,325

Chemicals—0.6%
Axiall Corp. 4.875%, 05/15/23 (a)	1,710,000	1,539,000
Eagle Spinco, Inc. 4.625%, 02/15/21	2,300,000	2,116,000
Ecolab, Inc. 4.350%, 12/08/21	70,000	74,744
OCP S.A. 5.625%, 04/25/24	3,930,000	3,987,968
Potash Corp. of Saskatchewan, Inc. 4.875%, 03/30/20 (a)	40,000	43,363

		7,761,075

Coal—0.1%
Arch Coal, Inc. 7.000%, 06/15/19	210,000	1,575
9.875%, 06/15/19	1,110,000	9,713
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 6.375%, 03/15/24 (a)	480,000	141,600
Murray Energy Corp. 11.250%, 04/15/21 (144A)	4,550,000	830,375
Natural Resource Partners L.P. / NRP Finance Corp. 9.125%, 10/01/18	720,000	468,000

		1,451,263

Commercial Services—0.6%
AA Bond Co., Ltd. 5.500%, 07/31/43 (GBP)	2,690,000	3,762,361
ExamWorks Group, Inc. 5.625%, 04/15/23 (a)	3,480,000	3,462,600
Service Corp. International 7.625%, 10/01/18	125,000	139,531
UBM plc 5.750%, 11/03/20 (144A)	50,000	53,437

		7,417,929

Computers—0.1%
Compiler Finance Sub, Inc. 7.000%, 05/01/21 (144A)	2,950,000	1,239,000

Distribution/Wholesale—0.2%
Entertainment One, Ltd. 6.875%, 12/15/22 (144A) (GBP)	1,060,000	1,555,620
Rexel S.A. 5.250%, 06/15/20 (144A)	1,400,000	1,442,000

		2,997,620

Diversified Financial Services—2.2%
American Express Co. 6.800%, 09/01/66 (c)	1,300,000	1,309,750
GE Capital International Funding Co. 2.342%, 11/15/20 (144A)	538,000	533,513
4.418%, 11/15/35 (144A)	4,475,000	4,566,657

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
General Electric Capital Corp. 5.300%, 02/11/21	187,000	$210,865
6.375%, 11/15/67 (c)	1,160,000	1,211,388
6.875%, 01/10/39	1,258,000	1,714,745
KKR Group Finance Co. II LLC 5.500%, 02/01/43 (144A)	130,000	135,532
Navient Corp. 5.875%, 10/25/24	3,150,000	2,520,000
8.000%, 03/25/20	1,610,000	1,590,680
Quicken Loans, Inc. 5.750%, 05/01/25 (144A) (a)	12,440,000	11,849,100
Visa, Inc. 3.150%, 12/14/25	2,670,000	2,673,300

		28,315,530

Electric—1.6%
Calpine Corp. 5.875%, 01/15/24 (144A) (a)	874,000	895,850
Comision Federal de Electricidad 6.125%, 06/16/45 (144A)	4,200,000	3,853,500
Enel S.p.A. 7.750%, 09/10/75 (GBP) (c)	2,450,000	3,894,171
Exelon Corp. 5.625%, 06/15/35	255,000	272,138
FirstEnergy Corp. 4.250%, 03/15/23	1,560,000	1,587,130
7.375%, 11/15/31	3,550,000	4,323,840
Mirant Mid Atlantic Pass-Through Trust 10.060%, 12/30/28	5,056,588	4,904,890
Pacific Gas & Electric Co. 6.050%, 03/01/34	1,180,000	1,390,323

		21,121,842

Electrical Components & Equipment—0.1%
International Wire Group Holdings, Inc. 8.500%, 10/15/17 (144A)	710,000	725,975

Electronics—0.2%
Sanmina Corp. 4.375%, 06/01/19 (144A) (a)	2,320,000	2,331,600

Engineering & Construction—0.1%
Empresas ICA S.A.B. de C.V. 8.875%, 05/29/24 (144A)	1,540,000	319,550
8.900%, 02/04/21	1,250,000	265,625
Michael Baker International LLC / CDL Acquisition Co., Inc. 8.250%, 10/15/18 (144A)	980,000	882,000

		1,467,175

Entertainment—0.4%
Greektown Holdings LLC / Greektown Mothership Corp. 8.875%, 03/15/19 (144A)	1,150,000	1,161,500

Entertainment—(Continued)
Vougeot Bidco plc 7.875%, 07/15/20 (GBP)	2,510,000	3,893,765

		5,055,265

Environmental Control—0.1%
Waste Management, Inc. 3.500%, 05/15/24	980,000	987,856
4.600%, 03/01/21	180,000	194,145
7.375%, 05/15/29	190,000	246,306

		1,428,307

Food—1.8%
Cencosud S.A. 5.500%, 01/20/21	3,910,000	3,987,907
Dole Food Co., Inc. 7.250%, 05/01/19 (144A)	2,350,000	2,326,500
Grupo Bimbo S.A.B. de C.V. 4.500%, 01/25/22	3,950,000	4,047,735
JBS Investments GmbH 7.750%, 10/28/20 (a)	3,780,000	3,628,800
Kraft Foods Group, Inc. 3.500%, 06/06/22	570,000	576,239
Kraft Heinz Foods Co. 3.950%, 07/15/25 (144A) (a)	280,000	282,607
4.875%, 02/15/25 (144A)	1,937,000	2,058,982
5.000%, 07/15/35 (144A)	380,000	389,317
5.200%, 07/15/45 (144A)	390,000	407,514
Prosperous Ray, Ltd. 4.625%, 11/12/23	2,310,000	2,412,416
R&R Ice Cream plc 5.500%, 05/15/20 (GBP)	2,550,000	3,864,393

		23,982,410

Forest Products & Paper—0.0%
Appvion, Inc. 9.000%, 06/01/20 (144A) (a)	1,330,000	532,000

Healthcare-Products—1.2%
DJO Finance LLC / DJO Finance Corp. 10.750%, 04/15/20 (144A)	560,000	506,800
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp. 8.125%, 06/15/21 (144A)	4,570,000	4,055,875
Medtronic, Inc. 3.500%, 03/15/25	2,700,000	2,722,059
Universal Hospital Services, Inc. 7.625%, 08/15/20	8,410,000	7,894,888

		15,179,622

Healthcare-Services—1.5%
DaVita HealthCare Partners, Inc. 5.000%, 05/01/25	3,460,000	3,338,900
5.125%, 07/15/24	730,000	730,000

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
HCA, Inc. 4.750%, 05/01/23	590,000	$584,100
5.375%, 02/01/25	4,920,000	4,858,500
5.875%, 02/15/26	360,000	361,350
7.500%, 02/15/22	360,000	398,700
Kindred Healthcare, Inc. 8.000%, 01/15/20	3,445,000	3,221,075
Priory Group No. 3 plc 8.875%, 02/15/19 (GBP)	2,550,000	3,871,610
Tenet Healthcare Corp. 8.125%, 04/01/22	1,840,000	1,835,400

		19,199,635

Holding Companies-Diversified—0.8%
Co-operative Group Holdings, Ltd. 7.500%, 07/08/26 (GBP)	2,410,000	3,882,805
DH Services Luxembourg S.a.r.l. 7.750%, 12/15/20 (144A)	6,940,000	6,974,700

		10,857,505

Home Builders—1.0%
Taylor Morrison Communities, Inc. / Monarch Communities, Inc. 5.250%, 04/15/21 (144A)	3,955,000	3,955,000
5.875%, 04/15/23 (144A)	780,000	770,250
William Lyon Homes, Inc. 7.000%, 08/15/22 (a)	5,180,000	5,192,950
8.500%, 11/15/20	2,430,000	2,569,725

		12,487,925

Household Products/Wares—0.2%
Sun Products Corp. (The) 7.750%, 03/15/21 (144A) (a)	3,380,000	2,932,150

Insurance—0.2%
ACE INA Holdings, Inc. 2.300%, 11/03/20	350,000	347,483
3.350%, 05/03/26	470,000	468,560
American International Group, Inc. 3.750%, 07/10/25	1,380,000	1,367,663
6.250%, 03/15/87	453,000	494,902

		2,678,608

Internet—0.3%
Alibaba Group Holding, Ltd. 3.125%, 11/28/21 (a)	4,240,000	4,112,270

Leisure Time—0.3%
NCL Corp., Ltd. 5.250%, 11/15/19 (144A)	3,680,000	3,760,518

Lodging—0.6%
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.625%, 10/15/21	3,800,000	3,937,750
MGM Resorts International 6.625%, 12/15/21	4,180,000	4,279,275

		8,217,025

Media—2.4%
Altice Financing S.A. 6.625%, 02/15/23 (144A)	4,140,000	4,088,250
CCO Holdings LLC / CCO Holdings Capital Corp. 5.375%, 05/01/25 (144A) (a)	880,000	875,600
6.500%, 04/30/21	1,740,000	1,809,600
7.000%, 01/15/19	39,000	39,829
CCO Safari LLC 4.464%, 07/23/22 (144A)	1,740,000	1,733,927
6.384%, 10/23/35 (144A)	10,000	10,103
6.484%, 10/23/45 (144A)	1,130,000	1,131,852
CSC Holdings LLC 5.250%, 06/01/24 (a)	1,000,000	877,500
6.750%, 11/15/21	2,010,000	1,974,825
DISH DBS Corp. 5.875%, 07/15/22 (a)	1,755,000	1,636,538
5.875%, 11/15/24 (a)	2,450,000	2,180,500
6.750%, 06/01/21 (a)	75,000	75,563
Neptune Finco Corp. 6.625%, 10/15/25 (144A)	2,680,000	2,787,200
Numericable-SFR SAS 6.000%, 05/15/22 (144A)	4,390,000	4,258,300
Time Warner Cable, Inc. 6.750%, 06/15/39	50,000	50,180
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.500%, 01/15/23 (144A)	3,000,000	2,992,500
Univision Communications, Inc. 5.125%, 02/15/25 (144A)	2,960,000	2,812,000
6.750%, 09/15/22 (144A)	1,400,000	1,450,750
Viacom, Inc. 3.875%, 04/01/24 (a)	240,000	224,890

		31,009,907

Mining—2.7%
Alcoa, Inc. 5.125%, 10/01/24 (a)	2,125,000	1,933,750
Barrick Gold Corp. 4.100%, 05/01/23 (a)	2,521,000	2,162,665
6.950%, 04/01/19	57,000	58,316
Barrick North America Finance LLC 4.400%, 05/30/21	400,000	359,172
BHP Billiton Finance USA, Ltd. 3.250%, 11/21/21	590,000	554,188
5.000%, 09/30/43	750,000	674,103
6.750%, 10/19/75 (144A) (a) (c)	1,820,000	1,756,300

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—(Continued)
Freeport-McMoRan, Inc. 3.550%, 03/01/22 (a)	275,000	$159,500
4.000%, 11/14/21 (a)	7,910,000	4,746,000
Glencore Funding LLC 2.875%, 04/16/20 (144A) (a)	2,890,000	2,254,200
4.000%, 04/16/25 (144A)	6,580,000	4,573,100
Joseph T Ryerson & Son, Inc. 9.000%, 10/15/17	2,120,000	1,632,400
Midwest Vanadium Pty, Ltd. 11.500%, 02/15/18 (144A) (d) (e)	1,000,000	51,250
Mirabela Nickel, Ltd. 1.000%, 09/10/44 (144A) (d) (f)	3,418	0
Rio Tinto Finance USA plc 2.250%, 12/14/18	240,000	234,015
Rio Tinto Finance USA, Ltd. 3.750%, 06/15/25 (a)	7,330,000	6,653,815
4.125%, 05/20/21 (a)	130,000	130,185
Yamana Gold, Inc. 4.950%, 07/15/24 (a)	9,130,000	7,742,085

		35,675,044

Miscellaneous Manufacturing—0.4%
Actuant Corp. 5.625%, 06/15/22 (a)	3,380,000	3,447,600
CBC Ammo LLC / CBC FinCo, Inc. 7.250%, 11/15/21 (144A)	1,400,000	1,155,700
General Electric Co. 4.500%, 03/11/44	260,000	267,574
Techniplas LLC 10.000%, 05/01/20 (144A)	740,000	525,400

		5,396,274

Oil & Gas—3.9%
Anadarko Finance Co. 7.500%, 05/01/31	80,000	85,011
Anadarko Petroleum Corp. 4.500%, 07/15/44 (a)	800,000	612,466
6.450%, 09/15/36	220,000	212,049
Apache Corp. 3.250%, 04/15/22 (a)	574,000	546,700
4.250%, 01/15/44	260,000	203,541
Berry Petroleum Co. LLC 6.375%, 09/15/22	1,040,000	252,200
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125%, 11/15/22 (144A) (a)	1,310,000	903,900
BP Capital Markets plc 3.245%, 05/06/22	270,000	266,635
Carrizo Oil & Gas, Inc. 7.500%, 09/15/20	2,100,000	1,834,875
Chesapeake Energy Corp. 5.750%, 03/15/23	2,430,000	704,700
6.125%, 02/15/21	4,550,000	1,283,100
Comstock Resources, Inc. 10.000%, 03/15/20 (144A) (a)	1,990,000	915,400

Oil & Gas—(Continued)
Concho Resources, Inc. 6.500%, 01/15/22 (a)	1,400,000	1,344,000
ConocoPhillips Holding Co. 6.950%, 04/15/29	375,000	429,522
Continental Resources, Inc. 7.125%, 04/01/21	840,000	779,003
Devon Energy Corp. 3.250%, 05/15/22 (a)	160,000	136,006
5.000%, 06/15/45 (a)	2,110,000	1,599,175
5.600%, 07/15/41	110,000	83,141
5.850%, 12/15/25 (a)	970,000	943,368
Devon Financing Corp. LLC 7.875%, 09/30/31	140,000	143,593
Empresa Nacional del Petroleo 5.250%, 08/10/20	3,690,000	3,813,250
Ensco plc 5.200%, 03/15/25 (a)	750,000	533,753
Gulfport Energy Corp. 7.750%, 11/01/20 (a)	290,000	259,550
Hess Corp. 8.125%, 02/15/19 (a)	90,000	102,004
KCA Deutag UK Finance plc 7.250%, 05/15/21 (144A) (a)	1,430,000	968,825
Kerr-McGee Corp. 6.950%, 07/01/24	290,000	311,548
7.875%, 09/15/31	285,000	307,478
Linn Energy LLC / Linn Energy Finance Corp. 6.500%, 05/15/19 (a)	1,380,000	241,500
MEG Energy Corp. 6.375%, 01/30/23 (144A)	3,600,000	2,466,000
6.500%, 03/15/21 (144A)	290,000	203,000
Murphy Oil USA, Inc. 6.000%, 08/15/23	3,950,000	4,147,500
Oasis Petroleum, Inc. 6.500%, 11/01/21	4,050,000	2,683,125
Occidental Petroleum Corp. 2.700%, 02/15/23 (a)	390,000	367,045
3.125%, 02/15/22	110,000	107,555
4.625%, 06/15/45	230,000	223,097
Pacific Drilling V, Ltd. 7.250%, 12/01/17 (144A)	2,000,000	1,030,000
Parker Drilling Co. 6.750%, 07/15/22	830,000	568,550
Parsley Energy LLC / Parsley Finance Corp. 7.500%, 02/15/22 (144A)	1,660,000	1,585,300
Petrobras Global Finance B.V. 5.375%, 01/27/21	4,720,000	3,516,400
QEP Resources, Inc. 5.250%, 05/01/23	2,650,000	1,881,500
6.875%, 03/01/21	2,130,000	1,746,600
Quicksilver Resources, Inc. 11.000%, 07/01/21 (e)	1,140,000	31,350
Rice Energy, Inc. 6.250%, 05/01/22 (a)	3,440,000	2,476,800
7.250%, 05/01/23 (144A)	870,000	635,100

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Samson Investment Co. 9.750%, 02/15/20	3,750,000	$4,687
Sanchez Energy Corp. 6.125%, 01/15/23 (a)	2,610,000	1,409,400
Shell International Finance B.V. 4.125%, 05/11/35	470,000	448,628
4.375%, 05/11/45	1,550,000	1,463,304
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 7.500%, 07/01/21	4,020,000	3,417,000
Ultra Petroleum Corp. 5.750%, 12/15/18 (144A)	780,000	187,200
Whiting Petroleum Corp. 6.250%, 04/01/23 (a)	860,000	619,200

		51,034,634

Oil & Gas Services—0.4%
CGG S.A. 6.500%, 06/01/21	2,840,000	1,263,800
6.875%, 01/15/22	220,000	90,200
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc. 6.500%, 11/15/20	163,000	105,135
Globe Luxembourg SCA 9.625%, 05/01/18 (144A) (a)	1,500,000	1,211,250
Gulfmark Offshore, Inc. 6.375%, 03/15/22 (a)	2,080,000	1,118,000
Halliburton Co. 2.700%, 11/15/20	240,000	237,227
3.800%, 11/15/25	1,210,000	1,178,204

		5,203,816

Packaging & Containers—0.8%
Ardagh Finance Holdings S.A. 8.625%, 06/15/19 (144A) (b)	817,784	806,024
Ardagh Packaging Finance plc 9.125%, 10/15/20 (144A)	1,845,000	1,900,350
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 9.125%, 10/15/20 (144A)	340,000	348,500
Ball Corp. 5.250%, 07/01/25 (a)	3,690,000	3,773,025
Coveris Holdings S.A. 7.875%, 11/01/19 (144A)	1,360,000	1,186,600
Pactiv LLC 8.375%, 04/15/27	3,180,000	2,957,400
WestRock RKT Co. 4.000%, 03/01/23	140,000	140,475

		11,112,374

Pharmaceuticals—1.3%
Actavis Funding SCS 3.450%, 03/15/22	450,000	450,491
3.800%, 03/15/25	690,000	686,476

Pharmaceuticals—(Continued)
Actavis Funding SCS 4.550%, 03/15/35	460,000	$447,054
4.750%, 03/15/45	1,380,000	1,345,562
Baxalta, Inc. 5.250%, 06/23/45 (144A)	260,000	260,877
BioScrip, Inc. 8.875%, 02/15/21	5,342,000	4,246,890
DPx Holdings B.V. 7.500%, 02/01/22 (144A)	830,000	809,250
JLL/Delta Dutch Pledgeco B.V. 8.750%, 05/01/20 (144A) (b)	2,750,000	2,653,750
Valeant Pharmaceuticals International, Inc. 6.125%, 04/15/25 (144A)	7,070,000	6,309,975

		17,210,325

Pipelines—0.6%
El Paso Natural Gas Co. LLC 8.375%, 06/15/32	190,000	183,184
Genesis Energy L.P. / Genesis Energy Finance Corp. 6.000%, 05/15/23	1,630,000	1,304,000
6.750%, 08/01/22	800,000	680,000
Hiland Partners L.P. / Hiland Partner Finance Corp. 7.250%, 10/01/20 (144A)	400,000	404,000
Kinder Morgan, Inc. 7.800%, 08/01/31	67,000	62,864
MPLX L.P. 4.875%, 12/01/24 (144A)	3,040,000	2,728,400
Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.875%, 03/01/22	780,000	735,198
Sabine Pass Liquefaction LLC 5.625%, 02/01/21	820,000	754,400
Southern Natural Gas Co. LLC 5.900%, 04/01/17 (144A)	10,000	10,168
8.000%, 03/01/32	25,000	24,550
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.250%, 11/15/23 (a)	410,000	315,700
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. 6.250%, 10/15/22 (144A)	670,000	634,825
Williams Cos., Inc. (The) 7.500%, 01/15/31	45,000	31,133
7.750%, 06/15/31	14,000	9,915
7.875%, 09/01/21	436,000	392,403
8.750%, 03/15/32	255,000	192,185

		8,462,925

Real Estate—0.6%
Country Garden Holdings Co., Ltd. 7.250%, 04/04/21	3,990,000	4,157,887
Grainger plc 5.000%, 12/16/20 (GBP)	2,550,000	3,934,574

		8,092,461

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—0.2%
CTR Partnership L.P. / CareTrust Capital Corp. 5.875%, 06/01/21	2,410,000	$2,431,088

Retail—2.2%
1011778 BC ULC / New Red Finance, Inc. 6.000%, 04/01/22 (144A)	3,820,000	3,934,600
CVS Health Corp. 3.875%, 07/20/25	560,000	571,525
4.875%, 07/20/35	540,000	557,545
5.125%, 07/20/45	1,440,000	1,516,941
Dollar Tree, Inc. 5.750%, 03/01/23 (144A)	4,050,000	4,191,750
Guitar Center, Inc. 6.500%, 04/15/19 (144A)	1,900,000	1,596,000
9.625%, 04/15/20 (144A) (a)	1,940,000	1,358,000
L Brands, Inc. 5.625%, 02/15/22	6,100,000	6,481,250
5.625%, 10/15/23	1,330,000	1,409,800
6.950%, 03/01/33	60,000	59,700
Neiman Marcus Group, Ltd. LLC 8.750%, 10/15/21 (144A) (b)	4,140,000	2,566,800
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.500%, 06/01/24	440,000	354,200
Vista Outdoor, Inc. 5.875%, 10/01/23 (144A)	3,530,000	3,618,250

		28,216,361

Savings & Loans—0.3%
Nationwide Building Society 6.875%, 06/20/19 (GBP) (c)	2,640,000	3,901,618

Semiconductors—0.2%
NXP B.V. / NXP Funding LLC 4.625%, 06/15/22 (144A)	3,000,000	2,947,500

Software—0.4%
Activision Blizzard, Inc. 5.625%, 09/15/21 (144A)	3,130,000	3,278,675
6.125%, 09/15/23 (144A)	770,000	816,200
Interface Security Systems Holdings, Inc. / Interface Security Systems LLC 9.250%, 01/15/18	1,000,000	980,000

		5,074,875

Telecommunications—3.0%
Bharti Airtel International Netherlands B.V. 5.350%, 05/20/24	3,810,000	3,999,685
CenturyLink, Inc. 5.625%, 04/01/20 (a)	1,210,000	1,196,387
5.625%, 04/01/25	1,670,000	1,411,150
6.750%, 12/01/23 (a)	1,290,000	1,209,375
HC2 Holdings, Inc. 11.000%, 12/01/19 (144A)	4,350,000	3,980,250

Telecommunications—(Continued)
Sprint Capital Corp. 8.750%, 03/15/32	2,520,000	1,890,000
Sprint Corp. 7.625%, 02/15/25	1,790,000	1,306,700
Telefonica Europe B.V. 6.750%, 11/26/20 (GBP) (c)	2,400,000	3,623,065
Verizon Communications, Inc. 5.150%, 09/15/23	2,870,000	3,155,066
6.400%, 09/15/33	1,766,000	2,011,965
6.550%, 09/15/43	4,179,000	4,961,350
Virgin Media Finance plc 6.000%, 10/15/24 (144A)	3,060,000	3,052,350
6.375%, 10/15/24 (GBP)	2,510,000	3,719,483
West Corp. 5.375%, 07/15/22 (144A)	4,110,000	3,544,875

		39,061,701

Transportation—1.0%
Florida East Coast Holdings Corp. 6.750%, 05/01/19 (144A)	3,870,000	3,541,050
Navios Maritime Acquisition Corp. / Navios Acquisition Finance U.S., Inc. 8.125%, 11/15/21 (144A)	4,670,000	4,074,575
XPO Logistics, Inc. 6.500%, 06/15/22 (144A) (a)	5,770,000	5,337,250
7.875%, 09/01/19 (144A)	360,000	366,037

		13,318,912

Water—0.3%
Anglian Water Osprey Financing plc 5.000%, 04/30/23 (GBP)	2,650,000	3,935,399

Total Corporate Bonds & Notes (Cost $667,867,684)		601,850,737

Mortgage-Backed Securities—27.7%

Collateralized Mortgage Obligations—15.1%
American Home Mortgage Assets Trust 0.612%, 12/25/46 (c)	3,983,984	2,542,677
American Home Mortgage Investment Trust 0.642%, 06/25/45 (c)	784,208	731,109
1.002%, 11/25/45 (c)	722,031	605,333
Banc of America Funding Trust 0.446%, 03/27/36 (144A) (c)	6,693,111	3,278,758
0.572%, 05/20/36 (c)	420,641	402,939
Banc of America Mortgage Trust 2.715%, 12/25/34 (c)	11,961	11,691
2.848%, 09/25/35 (c)	171,871	157,538
BCAP LLC Trust 0.431%, 10/28/36 (144A) (c)	4,357,822	4,157,007
2.802%, 05/26/47 (144A) (c)	8,194,215	5,463,182
Bear Stearns Asset-Backed Securities I Trust 31.756%, 07/25/36 (c)	882,767	1,420,235

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2015

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Citigroup Mortgage Loan Trust, Inc. 2.935%, 12/25/35 (c)	2,175,998	$1,922,495
CitiMortgage Alternative Loan Trust 33.392%, 07/25/37 (c)	2,217,747	3,782,620
Countrywide Alternative Loan Trust 0.643%, 07/20/35 (c)	2,512,983	2,151,920
0.692%, 01/25/36 (c)	342,841	305,538
5.750%, 01/25/37	3,877,067	3,418,196
6.000%, 01/25/37	3,895,606	3,539,930
16.013%, 06/25/35 (c)	2,750,703	3,316,781
21.535%, 02/25/36 (c)	2,484,912	3,239,891
26.914%, 07/25/36 (c)	4,445,548	7,386,415
36.470%, 08/25/37 (c)	2,189,050	3,988,429
Countrywide Alternative Loan Trust Resecuritization 6.000%, 08/25/37	9,380,431	7,499,563
Countrywide Home Loan Reperforming Loan REMIC Trust 0.782%, 03/25/35 (144A) (c)	883,063	786,634
0.842%, 11/25/34 (144A) (c)	96,161	84,099
5.974%, 03/25/35 (144A) (c) (g)	10,934,293	1,593,211
Credit Suisse Mortgage Trust 0.421%, 06/27/46 (144A) (c)	4,173,181	3,933,524
4.500%, 06/27/36 (144A)	2,181,874	2,198,013
28.206%, 02/25/36 (c)	2,480,052	3,466,135
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust 1.874%, 08/25/35 (c)	65,569	50,510
DSLA Mortgage Loan Trust 0.612%, 03/19/45 (c)	202,953	181,600
1.163%, 03/19/46 (c)	1,630,382	1,182,718
Fannie Mae Connecticut Avenue Securities 3.422%, 07/25/24 (c)	5,470,000	4,959,969
5.672%, 10/25/23 (c)	2,780,000	2,880,983
Freddie Mac Structured Agency Credit Risk Debt Notes 4.922%, 02/25/24 (c)	2,210,000	2,195,693
5.172%, 10/25/24 (c)	5,925,000	5,946,826
GreenPoint MTA Trust 0.862%, 06/25/45 (c)	1,942,313	1,708,834
GS Mortgage Securities Corp. 1.061%, 06/26/36 (144A) (c)	7,760,000	5,054,806
GSMPS Mortgage Loan Trust 0.772%, 09/25/35 (144A) (c)	3,940,255	3,241,432
0.822%, 04/25/36 (144A) (c)	1,042,709	870,947
GSR Mortgage Loan Trust 2.795%, 10/25/35 (c)	465,076	404,913
HarborView Mortgage Loan Trust 0.453%, 01/19/36 (c)	1,225,825	826,223
1.202%, 11/19/34 (c)	2,319,194	2,049,107
1.422%, 10/25/37 (c)	2,163,621	1,853,881
Impac Secured Assets CMN Owner Trust 0.742%, 03/25/36 (c)	1,149,102	825,166
Impac Secured Assets Trust 0.772%, 08/25/36 (c)	92,452	90,345

Collateralized Mortgage Obligations—(Continued)
IndyMac INDX Mortgage Loan Trust 1.142%, 01/25/35 (c)	1,399,712	1,081,691
2.701%, 03/25/35 (c)	676,281	667,551
2.782%, 05/25/37 (c)	5,081,091	3,867,366
JPMorgan Mortgage Trust 6.500%, 01/25/36	137,610	121,079
JPMorgan Resecuritization Trust 0.431%, 07/27/46 (144A) (c)	6,027,677	5,623,748
Lehman Mortgage Trust 6.208%, 02/25/37 (c) (g)	10,220,115	3,478,138
Lehman XS Trust 0.381%, 03/25/47 (c)	4,227,162	3,405,701
0.622%, 08/25/46 (c)	3,415,175	2,760,172
Luminent Mortgage Trust 0.612%, 05/25/46 (c)	1,475,765	1,125,656
MASTR Adjustable Rate Mortgages Trust 2.632%, 11/25/35 (144A) (c)	83,936	64,320
MASTR Seasoned Securitization Trust 3.450%, 10/25/32 (c)	207,897	203,606
Merrill Lynch Mortgage Investors Trust 2.675%, 08/25/33 (c)	1,156,494	1,074,875
2.732%, 05/25/34 (c)	144,845	144,190
Morgan Stanley Mortgage Loan Trust 0.742%, 01/25/35 (c)	1,393,217	1,300,283
Nomura Resecuritization Trust 0.361%, 07/26/37 (144A) (c)	3,276,205	3,167,219
0.411%, 05/26/46 (144A) (c)	17,785,312	10,469,313
0.481%, 02/26/46 (144A) (c)	4,868,000	4,010,255
NovaStar Mortgage Funding Trust 0.411%, 09/25/46 (c)	1,225,856	990,095
Prime Mortgage Trust 5.500%, 05/25/35 (144A)	1,548,746	1,560,543
6.000%, 05/25/35 (144A)	3,141,976	3,030,612
RBSGC Mortgage Loan Trust 0.872%, 01/25/37 (c)	1,163,146	695,255
Residential Accredit Loans, Inc. Trust 0.612%, 05/25/47 (c)	1,883,369	1,465,440
0.632%, 04/25/46 (c)	1,946,086	913,159
0.682%, 04/25/46 (c)	1,009,754	480,421
1.530%, 11/25/37 (c)	6,066,827	3,801,897
Residential Asset Securitization Trust 5.750%, 02/25/36	3,248,478	3,056,528
6.128%, 12/25/36 (c) (g)	15,959,376	5,342,578
Sequoia Mortgage Trust 1.198%, 06/20/33 (c)	178,865	174,268
Structured Adjustable Rate Mortgage Loan Trust 1.067%, 04/25/35 (c)	4,349,612	3,682,059
1.744%, 09/25/37 (c)	5,655,920	4,913,681
2.472%, 01/25/35 (c)	872,640	862,602
2.877%, 09/25/35 (c)	1,129,771	954,610
Structured Asset Mortgage Investments II Trust 0.632%, 05/25/46 (c)	289,305	203,763
0.702%, 02/25/36 (c)	5,484,177	4,237,728
2.549%, 08/25/35 (c)	99,307	95,156
Structured Asset Securities Corp. Trust 0.772%, 03/25/35 (c)	2,620,241	2,022,916

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2015

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
WaMu Mortgage Pass-Through Certificates Trust 0.692%, 12/25/45 (c)	964,636	$922,593
0.712%, 07/25/45 (c)	27,786	26,109
0.712%, 10/25/45 (c)	885,555	815,661
1.067%, 07/25/47 (c)	178,093	52,723
1.901%, 03/25/47 (c)	3,226,477	2,566,931
2.165%, 09/25/36 (c)	1,290,640	1,146,803
2.543%, 10/25/34 (c)	1,087,546	1,097,167
6.258%, 04/25/37 (c) (g)	15,360,690	4,768,831
Wells Fargo Mortgage-Backed Securities Trust 2.728%, 06/25/35 (c)	84,591	84,956
2.735%, 10/25/35 (c)	104,837	105,270
2.744%, 04/25/36 (c)	145,902	142,307

		198,485,641

Commercial Mortgage-Backed Securities—12.6%
Americold 2010 LLC Trust 4.954%, 01/14/29 (144A)	500,000	545,874
BAMLL Mezzanine Securities Trust 8.810%, 12/15/19 (144A) (c)	5,700,000	5,693,160
Bear Stearns Commercial Mortgage Securities Trust 6.176%, 06/11/50 (c)	1,040,000	1,015,603
BLCP Hotel Trust 6.059%, 08/15/29 (144A) (c)	6,414,136	6,120,868
Carefree Portfolio Trust 6.308%, 11/15/19 (144A) (c)	1,000,000	985,002
8.053%, 11/15/29 (144A) (c)	6,000,000	5,886,420
CD Mortgage Trust 5.415%, 01/15/46 (c)	99,346	99,217
Citigroup Commercial Mortgage Trust 3.208%, 07/10/47 (144A) (c)	4,398,000	2,818,822
3.275%, 09/15/17 (144A) (c)	7,250,000	6,836,179
6.137%, 12/10/49 (c)	9,063,000	8,020,755
Commercial Mortgage Pass-Through Certificates Mortgage Trust 3.000%, 12/10/47 (144A)	2,230,000	1,564,469
4.352%, 03/10/46 (144A) (c)	2,710,000	1,950,062
4.548%, 08/10/48 (144A) (c)	5,800,000	3,781,840
Credit Suisse Commercial Mortgage Trust 4.373%, 09/15/37 (144A)	1,620,000	1,459,309
5.373%, 12/15/39	1,360,209	1,322,136
5.817%, 06/15/38 (c)	2,996,159	2,937,518
9.168%, 03/15/17 (144A) (c)	6,400,000	6,336,049
Credit Suisse European Mortgage Capital, Ltd. 7.165%, 07/20/22 (144A) (EUR) (c)	2,094,787	2,253,691
DBUBS Mortgage Trust 3.750%, 08/10/44 (144A)	5,180,000	2,895,983
FREMF Mortgage Trust 3.672%, 06/25/21 (144A) (c)	1,743,811	1,736,116
4.421%, 09/25/22 (144A) (c)	6,546,724	6,551,044
GE Business Loan Trust 0.751%, 05/15/34 (144A) (c)	1,151,197	1,041,905
GMAC Commercial Mortgage Securities, Inc. 5.349%, 11/10/45 (c)	2,210,000	2,188,872

Commercial Mortgage-Backed Securities—(Continued)
GS Mortgage Securities Trust 5.622%, 11/10/39	1,225,143	1,215,976
5.666%, 04/10/38 (c)	1,270,000	1,268,835
JPMorgan Chase Commercial Mortgage Securities Trust 3.631%, 08/15/27 (144A) (c)	460,000	462,101
3.931%, 06/15/29 (144A) (c)	3,540,000	3,476,674
5.386%, 05/15/47 (c)	2,280,000	1,755,600
5.411%, 05/15/47	2,360,000	1,840,800
5.502%, 06/12/47 (c)	3,120,000	2,905,821
6.556%, 10/15/19 (144A) (c)	9,900,000	9,553,535
6.559%, 06/15/29 (144A) (c)	2,000,000	1,974,900
LB-UBS Commercial Mortgage Trust 6.242%, 09/15/45 (c)	1,100,000	1,031,797
Lone Star Portfolio Trust 1.000%, 09/15/20	6,973,000	6,955,400
7.231%, 09/15/28 (144A) (c)	6,500,000	6,490,801
ML-CFC Commercial Mortgage Trust 5.450%, 08/12/48 (c)	1,318,000	1,241,640
6.193%, 09/12/49 (c)	3,473,000	3,459,433
6.203%, 09/12/49 (c)	5,780,000	5,760,047
Morgan Stanley Bank of America Merrill Lynch Trust 4.529%, 10/15/48 (144A) (c)	9,534,000	6,116,096
Morgan Stanley Capital I Trust 5.399%, 12/15/43	3,561,053	3,072,181
5.917%, 06/11/49 (c)	1,680,000	1,673,059
PFP III, Ltd. 4.445%, 06/14/31 (144A) (c)	1,280,000	1,278,635
UBS-Barclays Commercial Mortgage Trust 4.888%, 05/10/63 (144A) (c)	4,530,000	2,282,602
Wachovia Bank Commercial Mortgage Trust 0.551%, 12/15/43 (144A) (c)	646,000	618,531
5.413%, 12/15/43 (c)	2,393,290	2,396,813
5.625%, 01/15/45 (144A) (c)	6,466,500	6,430,990
5.825%, 07/15/45 (c)	1,720,000	1,717,644
Waterfall Commercial Mortgage Trust 4.104%, 09/19/22 (144A) (c)	7,185,165	7,062,019
WF-RBS Commercial Mortgage Trust 3.016%, 11/15/47 (144A)	4,441,004	2,884,288
3.250%, 06/15/46 (144A)	8,240,000	5,831,433

		164,798,545

Total Mortgage-Backed Securities (Cost $364,825,538)		363,284,186

Foreign Government—10.8%

Regional Government—0.2%
Japan Finance Organization for Municipalities 4.000%, 01/13/21	1,900,000	2,044,514

Sovereign—10.6%
Argentina Bonar Bond 7.000%, 04/17/17	13,910,000	14,074,215

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2015

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Hungary Government International Bond 5.750%, 11/22/23	12,214,000	$13,666,245
Indonesia Government International Bond 5.250%, 01/17/42	22,090,000	19,947,402
Ivory Coast Government International Bond 5.375%, 07/23/24 (144A)	2,983,000	2,646,160
Jamaica Government International Bond 6.750%, 04/28/28 (h)	3,370,000	3,344,725
Kazakhstan Government International Bond 5.125%, 07/21/25	13,880,000	13,679,017
Mexico Government International Bond 4.750%, 03/08/44	21,870,000	19,923,570
Nigeria Government International Bond 6.375%, 07/12/23	3,720,000	3,273,600
Peruvian Government International Bond 4.125%, 08/25/27	13,930,000	13,651,400
Poland Government International Bond 4.000%, 01/22/24	19,410,000	20,419,320
Portugal Government International Bond 5.125%, 10/15/24 (144A)	14,000,000	14,235,200

		138,860,854

Total Foreign Government (Cost $138,657,358)		140,905,368

Asset-Backed Securities—8.0%

Asset-Backed - Automobile—0.1%
Hertz Vehicle Financing II L.P. 3.520%, 03/25/21 (144A)	1,300,000	1,284,000

Asset-Backed - Home Equity—0.7%
ABFC Trust 1.082%, 03/25/35 (c)	2,482,334	1,975,757
Asset-Backed Securities Corp. Home Equity Loan Trust 3.181%, 04/15/33 (c)	13,896	13,327
Bear Stearns Asset-Backed Securities Trust 1.162%, 01/25/34 (c)	25,894	24,913
EMC Mortgage Loan Trust 0.671%, 05/25/43 (144A) (c)	753,913	734,158
0.871%, 05/25/43 (144A) (c)	7,660,000	6,361,515
1.122%, 01/25/41 (144A) (c)	58,812	57,767
SASCO Mortgage Loan Trust 0.702%, 04/25/35 (c)	6,437	6,412
Structured Asset Securities Corp. Mortgage Loan Trust 0.642%, 02/25/36 (144A) (c)	2,684,490	202,675

		9,376,524

Asset-Backed - Manufactured Housing—1.4%
Access Financial Manufactured Housing Contract Trust 7.650%, 05/15/21	1,682,224	920,098
Conseco Financial Corp. 7.030%, 07/15/28	7,214,607	6,933,970

Asset-Backed - Manufactured Housing—(Continued)
Greenpoint Manufactured Housing 2.930%, 03/18/29 (c)	500,000	441,878
3.554%, 06/19/29 (c)	375,000	326,250
3.696%, 02/20/30 (c)	350,000	304,500
Manufactured Housing Contract Trust Pass-Through Certificates 3.697%, 03/13/32 (c)	475,000	430,809
3.793%, 02/20/32 (c)	275,000	252,654
Mid-State Trust VI 7.340%, 07/01/35	236,944	252,437
Origen Manufactured Housing Contract Trust
2.105%, 10/15/37 (c)	1,996,726	1,772,579
2.291%, 04/15/37 (c)	1,781,181	1,597,201
UCFC Manufactured Housing Contract 7.095%, 04/15/29 (c)	4,850,000	4,797,872

		18,030,248

Asset-Backed - Other—3.4%
ACE Home Equity Loan Trust 0.682%, 02/25/31 (c)	103,505	100,984
Amortizing Residential Collateral Trust 2.222%, 08/25/32 (c)	49,547	43,445
Bear Stearns Asset-Backed Securities Trust 6.000%, 10/25/36	2,159,790	1,678,296
Countrywide Asset-Backed Certificates Trust 2.297%, 06/25/34 (c)	177,238	161,499
Countrywide Revolving Home Equity Loan Resecuritization Trust 0.497%, 12/15/33 (144A) (c)	277,080	233,924
Countrywide Revolving Home Equity Loan Trust 0.471%, 07/15/36 (c)	581,611	490,999
First Horizon Asset-Backed Trust 0.582%, 10/25/34 (c)	64,929	58,739
GSAMP Trust 0.622%, 01/25/36 (c)	103,391	23,921
GSRPM Mortgage Loan Trust 0.722%, 03/25/35 (144A) (c)	669,582	657,514
Home Equity Mortgage Loan Asset-Backed Notes 0.592%, 04/25/36 (c)	186,814	137,019
HSI Asset Securitization Corp. Trust 0.842%, 11/25/35 (c)	4,000,000	3,349,145
Long Beach Mortgage Loan Trust 0.922%, 01/21/31 (c)	23,538	22,043
Magnus Dritte Immobilienbesitz und Verwaltungs 1 GmbH 7.250%, 07/01/24 (144A) (EUR)	4,214,000	4,680,378
Magnus Relda Holding Vier GmbH 7.000%, 10/28/24 (144A) (EUR)	5,880,000	6,498,532
Oaktree CLO, Ltd. 5.909%, 10/20/27 (144A) (c)	7,050,000	5,709,485
Parklane trust 1.000%, 10/25/25	10,000,000	9,998,815
RAAC Trust 0.471%, 02/25/37 (144A) (c)	458,326	452,843

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2015

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
SACO I Trust 0.682%, 06/25/36 (c)	440,022	$750,933
0.762%, 03/25/36 (c)	118,419	182,433
Sofi Consumer Loan Program 3.280%, 09/15/23 (144A)	8,949,285	8,920,656

		44,151,603

Asset-Backed - Student Loan—2.4%
DRB Prime Student Loan Trust 2.322%, 10/27/31 (144A) (c)	6,441,649	6,515,364
3.170%, 07/25/31 (144A)	5,801,323	5,805,119
Earnest Student Loan Investment Trust 3.850%, 09/01/39 (144A) (d)	486,224	485,041
4.050%, 07/19/35 (144A) (c) (d)	2,378,632	2,372,664
National Collegiate Student Loan Trust 0.692%, 03/26/29 (c)	2,250,000	2,061,269
1.272%, 03/25/38 (c)	8,842,615	6,242,371
Nelnet Student Loan Trust Zero Coupon, 03/22/32 (c)	6,200,000	5,792,245
Northstar Education Finance, Inc. 1.273%, 10/30/45 (c)	100,000	78,059
SoFi Professional Loan Program LLC Zero Coupon, 08/25/36 (144A)	500	2,968,750

		32,320,882

Total Asset-Backed Securities (Cost $107,198,911)		105,163,257

U.S. Treasury & Government Agencies—1.1%

Agency Sponsored Mortgage - Backed—0.8%
Fannie Mae 15 Yr. Pool 5.500%, 12/01/16	1,658	1,677
6.500%, 03/01/16	28	28
6.500%, 09/01/16	90	90
6.500%, 12/01/16	2,342	2,376
6.500%, 01/01/17	1,502	1,525
Fannie Mae 20 Yr. Pool 8.500%, 08/01/19	10,988	11,632
Fannie Mae 30 Yr. Pool 6.500%, 08/01/31	1,350	1,543
6.500%, 10/01/31	2,053	2,346
6.500%, 03/01/32	13,876	15,858
6.500%, 06/01/37	34,745	39,708
7.000%, 05/01/26	1,722	1,888
7.000%, 07/01/30	286	295
7.000%, 01/01/31	430	484
7.000%, 07/01/31	2,058	2,342
7.000%, 09/01/31	4,086	4,449
7.000%, 10/01/31	3,470	3,990
7.000%, 11/01/31	29,945	33,016
7.000%, 01/01/32	6,068	6,244

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 7.000%, 02/01/32	4,767	4,960
7.500%, 12/01/29	507	518
7.500%, 02/01/30	355	360
7.500%, 06/01/30	624	628
7.500%, 08/01/30	92	94
7.500%, 09/01/30	866	1,002
7.500%, 11/01/30	10,786	11,457
7.500%, 02/01/31	4,582	4,830
8.000%, 08/01/27	1,315	1,482
8.000%, 07/01/30	911	1,135
8.000%, 09/01/30	424	441
Fannie Mae REMICS (CMO) 0.772%, 05/25/34 (c)	181,032	181,646
9.750%, 11/25/18	206,120	222,702
9.750%, 08/25/19	68,609	74,225
Freddie Mac 15 Yr. Gold Pool 7.000%, 05/01/16	414	414
Freddie Mac 30 Yr. Gold Pool 6.000%, 12/01/36	1,264	1,429
6.000%, 02/01/37	42,304	47,848
6.500%, 09/01/31	9,476	10,792
7.000%, 03/01/39	219,311	253,580
Freddie Mac ARM Non-Gold Pool 1.964%, 05/01/37 (c)	57,685	60,042
1.971%, 02/01/37 (c)	27,275	28,570
2.018%, 03/01/37 (c)	112,019	117,624
2.034%, 04/01/37 (c)	54,112	56,586
2.227%, 01/01/38 (c)	30,363	32,332
2.596%, 02/01/36 (c)	54,552	58,419
2.620%, 05/01/37 (c)	70,869	75,574
Freddie Mac Multifamily Structured Pass-Through Certificates 1.329%, 08/25/22 (c) (g)	70,400,000	4,708,859
Freddie Mac REMICS (CMO) 1,156.500%, 06/15/21 (g)	7	99
Ginnie Mae II ARM Pool 1.780%, 01/20/60 (c)	813,937	830,509
2.178%, 05/20/60 (c)	749,749	770,170
Government National Mortgage Association (CMO) 0.975%, 04/16/52 (c) (g)	18,004,891	740,647
1.052%, 09/16/56 (c) (g)	20,139,118	1,660,106
1.186%, 03/16/47 (c) (g)	13,686,135	590,798

		10,679,369

Federal Agencies—0.3%
Tennessee Valley Authority 5.250%, 09/15/39	400,000	480,758
5.980%, 04/01/36	2,490,000	3,194,727

		3,675,485

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Shares/ Principal Amount*	Value

U.S. Treasury—0.0%
U.S. Treasury Notes 1.500%, 08/31/18	220,000	$221,461
2.375%, 08/15/24	10,000	10,104

		231,565

Total U.S. Treasury & Government Agencies (Cost $14,698,912)		14,586,419

Floating Rate Loans (i)—0.9%

Electric—0.4%
Energy Future Intermediate Holding Co. LLC Term Loan, 4.250%, 06/19/16	6,240,991	6,230,263

Oil & Gas—0.3%
Hercules Offshore LLC Term Loan, 10.500%, 05/06/20	5,830,000	4,110,150

Software—0.1%
First Data Corp. Extended Term Loan, 3.918%, 03/24/18	1,047,353	1,035,570

Specialty Retail—0.1%
Staples, Inc. Term Loan B, 04/07/21 (j)	700,000	693,482

Total Floating Rate Loans (Cost $13,628,066)		12,069,465

Municipals—0.1%
Virginia Housing Development Authority 6.000%, 06/25/34 (Cost $940,232)	953,237	989,660

Preferred Stock—0.1%

Banks—0.1%
Citigroup Capital XIII, 6.692% (c) (Cost $1,009,687)	35,900	933,041

Convertible Bond—0.0%

Mining—0.0%
Mirabela Nickel, Ltd. 9.500%, 06/24/19 (144A) (b) (d) (Cost $1,012,600)	1,012,600	587,308

Common Stocks—0.0%
Security Description	Shares/ Notional/ Principal Amount*	Value

Energy Equipment & Services—0.0%
Hercules Offshore, Inc. (a) (k)	10,611	$23,026

Marine—0.0%
Deep Ocean Group Holding A/S (f) (k) (l)	44,744	208,910

Metals & Mining—0.0%
Mirabela Nickel, Ltd. (f) (k) (l)	901,134	0

Total Common Stocks (Cost $1,494,940)		231,936

Purchased Options—0.0%

Credit Default Swaptions—0.0%
Call - CDX.NA.IG.25, Exercise Rate 0.800%, Expires 01/20/16 (Counterparty - Bank of America N.A.)	157,350,000	23,006

Options on Exchange-Traded Futures Contracts—0.0%
Call - U.S. Treasury Bond Futures @ 157.00, Expires 01/22/16	204	82,875

Total Purchased Options (Cost $273,104)		105,881

Short-Term Investments—6.4%

Mutual Fund—2.7%
State Street Navigator Securities Lending MET Portfolio (m)	34,973,969	34,973,969

Repurchase Agreements—3.7%
Bank of America Merrill Lynch Repurchase Agreement dated 12/31/15 at 0.280% to be repurchased at $46,301,440 on 01/04/16, collateralized by $47,602,000 U.S. Treasury Note at 1.375% due 02/29/20 with a value of $47,055,529.	46,300,000	46,300,000
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $2,346,668 on 01/04/16, collateralized by $2,350,000 Federal National Mortgage Association at 1.875% due 09/18/18 with a value of $2,394,063.	2,346,660	2,346,660

		48,646,660

Total Short-Term Investments (Cost $83,620,629)		83,620,629

Total Investments—101.0% (Cost $1,395,227,661) (n)		1,324,327,887
Other assets and liabilities (net)—(1.0)%		(13,718,260)

Net Assets—100.0%		$1,310,609,627

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2015

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $81,506,434 and the collateral received consisted of cash in the amount of $34,973,969 and non-cash collateral with a value of $53,075,048. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2015, the market value of restricted securities was $3,496,263, which is 0.3% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(f)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent less than 0.05% of net assets.
(g)	Interest only security.
(h)	Principal amount of security is adjusted for inflation.
(i)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(j)	This loan will settle after December 31, 2015, at which time the interest rate will be determined.
(k)	Non-income producing security.
(l)	Illiquid security. As of December 31, 2015, these securities represent 0.0% of net assets.
(m)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(n)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,397,588,940. The aggregate unrealized appreciation and depreciation of investments were $18,607,307 and $(91,868,360), respectively, resulting in net unrealized depreciation of $(73,261,053) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, the market value of 144A securities was $443,763,739, which is 33.9% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(AUD)—	Australian Dollar
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(EUR)—	Euro
(GBP)—	British Pound
(REMIC)—	Real Estate Mortgage Investment Conduit

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Earnest Student Loan Investment Trust 4.050%, 07/19/35	07/30/15	$2,378,632	$2,438,098	$2,372,664
Earnest Student Loan Investment Trust 3.850%, 09/01/39	09/21/15	486,224	489,871	485,041
Midwest Vanadium Pty, Ltd. 11.500%, 02/15/18	05/05/11—05/24/11	1,000,000	1,031,250	51,250
Mirabela Nickel, Ltd. 9.500%, 06/24/19	06/06/14—06/30/14	1,012,600	1,012,600	587,308
Mirabela Nickel, Ltd. 1.000%, 09/10/44	09/10/14	3,418	—	0

				$3,496,263

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	311,354	Citibank N.A.	01/19/16	$220,351	$6,379
AUD	37,746,242	Citibank N.A.	01/19/16	27,536,261	(49,223)
CAD	17,830,469	Bank of America N.A.	01/19/16	13,490,241	(603,819)
CAD	320,000	Citibank N.A.	01/19/16	243,379	(12,108)

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2015

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
COP	40,847,170,000	Barclays Bank plc	01/19/16	$12,338,671	$510,335
COP	46,807,290,000	Barclays Bank plc	01/19/16	14,056,243	667,596
EUR	59,938,999	Bank of America N.A.	01/19/16	68,349,639	(3,187,947)
EUR	15,153,947	Barclays Bank plc	01/19/16	17,368,772	(894,409)
EUR	643,001	Citibank N.A.	01/19/16	688,084	10,944
EUR	1,500,453	Citibank N.A.	01/19/16	1,706,706	(75,513)
EUR	76,375	Citibank N.A.	02/16/16	82,175	912
EUR	1,435,747	UBS AG	02/16/16	1,564,080	(2,163)
GBP	26,340,000	Citibank N.A.	01/19/16	40,135,838	(1,303,851)
INR	1,790,140,000	Citibank N.A.	01/19/16	27,098,698	(100,979)
JPY	3,290,896,054	Barclays Bank plc	01/19/16	27,523,102	(134,675)
KRW	15,850,278,781	Bank of America N.A.	01/19/16	13,440,983	71,564
MXN	8,710,000	Bank of America N.A.	01/19/16	521,307	(16,441)
MXN	259,010,000	Barclays Bank plc	01/19/16	15,311,087	(297,828)
MXN	741,762,643	Citibank N.A.	01/19/16	44,392,203	(1,396,663)
NZD	1,170,000	Barclays Bank plc	01/19/16	775,628	23,943
NZD	19,029,768	Barclays Bank plc	01/19/16	12,595,385	409,448
RUB	1,384,358,808	Citibank N.A.	01/19/16	21,536,385	(2,611,452)
SGD	38,537,925	Bank of America N.A.	01/19/16	27,457,465	(291,728)

Contracts to Deliver
AUD	40,048,649	Citibank N.A.	01/19/16	28,946,362	(217,302)
AUD	2,208,947	Citibank N.A.	01/19/16	1,598,602	(9,967)
BRL	45,910,000	Citibank N.A.	01/19/16	11,366,675	(181,134)
CAD	17,699,602	Bank of America N.A.	01/19/16	13,454,862	663,021
CAD	130,867	Bank of America N.A.	01/19/16	101,152	6,571
CAD	1,716,003	Citibank N.A.	01/19/16	1,319,870	79,682
CAD	1,076,001	Citibank N.A.	01/19/16	804,550	26,903
CAD	436,005	Citibank N.A.	01/19/16	325,990	10,881
CAD	97,001	Citibank N.A.	01/19/16	72,779	2,674
CAD	910,001	JPMorgan Chase Bank N.A.	02/16/16	682,342	24,614
CAD	847,000	JPMorgan Chase Bank N.A.	02/16/16	635,374	23,182
EUR	24,440,000	Bank of America N.A.	01/19/16	26,460,821	(108,721)
EUR	13,500,000	Bank of America N.A.	01/19/16	14,530,725	(145,577)
EUR	12,700,000	Bank of America N.A.	01/19/16	13,854,925	48,330
EUR	95,278,013	Citibank N.A.	01/19/16	109,069,505	5,489,588
EUR	320,663	Citibank N.A.	02/16/16	349,401	559
EUR	108,001	Citibank N.A.	02/16/16	114,463	(3,029)
EUR	94,001	Citibank N.A.	02/16/16	100,658	(1,604)
EUR	94,001	Citibank N.A.	02/16/16	99,735	(2,527)
EUR	89,001	Citibank N.A.	02/16/16	94,788	(2,034)
EUR	75,774	JPMorgan Chase Bank N.A.	02/16/16	81,723	(710)
EUR	1,940,242	UBS AG	02/16/16	2,116,170	5,424
EUR	2,325	UBS AG	02/16/16	2,535	6
GBP	54,145,001	Citibank N.A.	01/19/16	83,468,309	3,644,544
GBP	4,410,754	Citibank N.A.	02/16/16	6,679,867	176,928
GBP	1,650,000	Citibank N.A.	02/16/16	2,487,641	54,984
JPY	3,290,896,054	Barclays Bank plc	01/19/16	27,222,573	(165,854)
KRW	39,199,410,000	Bank of America N.A.	01/19/16	33,327,164	(90,787)
KRW	15,798,270,000	Bank of America N.A.	01/19/16	13,529,391	61,183
MXN	522,962,414	Barclays Bank plc	01/19/16	31,229,094	916,094
MXN	140,212,392	Citibank N.A.	01/19/16	8,402,492	275,219
RUB	1,384,358,808	Citibank N.A.	01/19/16	19,284,792	359,860
SGD	38,537,925	Bank of America N.A.	01/19/16	27,379,436	213,699
TWD	659,390,000	Bank of America N.A.	01/19/16	20,072,755	(2,941)

Net Unrealized Appreciation					$1,874,081

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2015

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
90 Day EuroDollar Futures	12/19/16	311	USD	75,965,888	$827,787
U.S. Treasury Note 10 Year Futures	03/21/16	959	USD	120,516,532	227,562
U.S. Treasury Ultra Long Bond Futures	03/21/16	257	USD	40,618,269	164,419

Futures Contracts—Short
90 Day EuroDollar Futures	03/14/16	(1,407)	USD	(348,990,488)	(174,150)
Canada Government Bond 10 Year Futures	03/21/16	(227)	CAD	(31,990,428)	(10,336)
Euro-Bobl Futures	03/08/16	(211)	EUR	(27,775,692)	222,047
Euro-Bund Futures	03/08/16	(229)	EUR	(36,243,822)	87,094
U.S. Treasury Long Bond Futures	03/21/16	(353)	USD	(54,178,787)	(94,963)
U.S. Treasury Note 2 Year Futures	03/31/16	(267)	USD	(58,070,992)	69,413
U.S. Treasury Note 5 Year Futures	03/31/16	(1,087)	USD	(128,893,991)	279,811

Net Unrealized Appreciation					$1,598,684

Swap Agreements

Cross-Currency Swaps

Receive	Pay	Maturity Date (a)	Counterparty	Notional Amount of Currency Received	Notional Amount of Currency Delivered		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation
Fixed Rate equal to 9.005% based on the notional amount of currency delivered	Fixed rate equal to 7.250% based on the notional amount of currency received	07/01/24	Barclays Bank plc	$5,848,000	EUR	4,300,000	$1,662,881	$(4,084)	$1,666,965

(a)	At the maturity date, the notional amount of the the currency received will be exchanged back for the notional amount of the currency delivered.

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation
Pay	1 Day CDI	1.079%	01/04/21	Bank of America N.A.	BRL	190,843,760	$(1,795,787)	$—	$(1,795,787)

Securities in the amount of $1,710,093 have been received at the custodian bank as collateral for swap contracts.

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(NZD)—	New Zealand Dollar
(RUB)—	Russian Ruble
(SGD)—	Singapore Dollar
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(CDI)—	Brazil Interbank Deposit Rate

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1- unadjusted quoted prices in active markets for identical investments

Level 2- other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3- significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$113,161	$—	$113,161
Aerospace/Defense	—	2,838,140	—	2,838,140
Agriculture	—	7,082,661	—	7,082,661
Airlines	—	18,115	—	18,115
Auto Manufacturers	—	4,511,583	—	4,511,583
Auto Parts & Equipment	—	3,848,500	—	3,848,500
Banks	—	101,810,125	—	101,810,125
Beverages	—	13,842,080	—	13,842,080
Biotechnology	—	3,555,584	—	3,555,584
Building Materials	—	6,893,325	—	6,893,325
Chemicals	—	7,761,075	—	7,761,075
Coal	—	1,451,263	—	1,451,263
Commercial Services	—	7,417,929	—	7,417,929
Computers	—	1,239,000	—	1,239,000
Distribution/Wholesale	—	2,997,620	—	2,997,620
Diversified Financial Services	—	28,315,530	—	28,315,530
Electric	—	21,121,842	—	21,121,842
Electrical Components & Equipment	—	725,975	—	725,975
Electronics	—	2,331,600	—	2,331,600
Engineering & Construction	—	1,467,175	—	1,467,175
Entertainment	—	5,055,265	—	5,055,265
Environmental Control	—	1,428,307	—	1,428,307
Food	—	23,982,410	—	23,982,410
Forest Products & Paper	—	532,000	—	532,000
Healthcare-Products	—	15,179,622	—	15,179,622
Healthcare-Services	—	19,199,635	—	19,199,635
Holding Companies-Diversified	—	10,857,505	—	10,857,505
Home Builders	—	12,487,925	—	12,487,925
Household Products/Wares	—	2,932,150	—	2,932,150
Insurance	—	2,678,608	—	2,678,608
Internet	—	4,112,270	—	4,112,270
Leisure Time	—	3,760,518	—	3,760,518
Lodging	—	8,217,025	—	8,217,025
Media	—	31,009,907	—	31,009,907
Mining	—	35,675,044	0	35,675,044
Miscellaneous Manufacturing	—	5,396,274	—	5,396,274

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Oil & Gas	$—	$51,034,634	$—	$51,034,634
Oil & Gas Services	—	5,203,816	—	5,203,816
Packaging & Containers	—	11,112,374	—	11,112,374
Pharmaceuticals	—	17,210,325	—	17,210,325
Pipelines	—	8,462,925	—	8,462,925
Real Estate	—	8,092,461	—	8,092,461
Real Estate Investment Trusts	—	2,431,088	—	2,431,088
Retail	—	28,216,361	—	28,216,361
Savings & Loans	—	3,901,618	—	3,901,618
Semiconductors	—	2,947,500	—	2,947,500
Software	—	5,074,875	—	5,074,875
Telecommunications	—	39,061,701	—	39,061,701
Transportation	—	13,318,912	—	13,318,912
Water	—	3,935,399	—	3,935,399
Total Corporate Bonds & Notes	—	601,850,737	0	601,850,737
Total Mortgage-Backed Securities*	—	363,284,186	—	363,284,186
Total Foreign Government*	—	140,905,368	—	140,905,368
Total Asset-Backed Securities*	—	105,163,257	—	105,163,257
Total U.S. Treasury & Government Agencies*	—	14,586,419	—	14,586,419
Total Floating Rate Loans*	—	12,069,465	—	12,069,465
Total Municipals	—	989,660	—	989,660
Total Preferred Stock*	933,041	—	—	933,041
Total Convertible Bond*	—	587,308	—	587,308
Common Stocks
Energy Equipment & Services	23,026	—	—	23,026
Marine	—	—	208,910	208,910
Metals & Mining	—	—	0	0
Total Common Stocks	23,026	—	208,910	231,936
Purchased Options
Credit Default Swaptions	—	23,006	—	23,006
Options on Exchange-Traded Futures
Contracts	82,875	—	—	82,875
Total Purchased Options	82,875	23,006	—	105,881
Short-Term Investments
Mutual Fund	34,973,969	—	—	34,973,969
Repurchase Agreements	—	48,646,660	—	48,646,660
Total Short-Term Investments	34,973,969	48,646,660	—	83,620,629
Total Investments	$36,012,911	$1,288,106,066	$208,910	$1,324,327,887

Collateral for Securities Loaned (Liability)	$—	$(34,973,969)	$—	$(34,973,969)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$13,785,067	$—	$13,785,067
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(11,910,986)	—	(11,910,986)
Total Forward Contracts	$—	$1,874,081	$—	$1,874,081
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,878,133	$—	$—	$1,878,133
Futures Contracts (Unrealized Depreciation)	(279,449)	—	—	(279,449)
Total Futures Contracts	$1,598,684	$—	$—	$1,598,684
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$1,662,881	$—	$1,662,881
OTC Swap Contracts at Value (Liabilities)	—	(1,795,787)	—	(1,795,787)
Total OTC Swap Contracts	$—	$(132,906)	$—	$(132,906)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2014	Change in Unrealized Appreciation/ (Depreciation)	Balance as of December 31, 2015	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at December 31, 2015
Corporate Bonds & Notes
Mining	$0	$0	$0	$0
Common Stocks
Marine	1,095,718	(886,808)	208,910	(886,808)
Metals & Mining	21,335	(21,335)	0	(21,335)

Total	$1,117,053	$(908,143)	$208,910	$(908,143)

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$1,324,327,887
Cash	266,036
Cash denominated in foreign currencies (c)	5,347,711
Cash collateral (d)	6,430,467
OTC swap contracts at market value	1,662,881
Unrealized appreciation on forward foreign currency exchange contracts	13,785,067
Receivable for:
Investments sold	4,158,984
Fund shares sold	369,518
Interest	14,319,196
Variation margin on futures contracts	1,687,546
Interest on OTC swap contracts	263,306
Prepaid expenses	3,738
Other assets	84,287

Total Assets	1,372,706,624
Liabilities
OTC swap contracts at market value	1,795,787
Unrealized depreciation on forward foreign currency exchange contracts	11,910,986
Collateral for securities loaned	34,973,969
Payables for:
Investments purchased	12,208,656
Fund shares redeemed	92,723
Interest on OTC swap contracts	169,397
Accrued Expenses:
Management fees	611,141
Distribution and service fees	47,183
Deferred trustees’ fees	75,446
Other expenses	211,709

Total Liabilities	62,096,997

Net Assets	$1,310,609,627

Net Assets Consist of:
Paid in surplus	$1,392,354,646
Undistributed net investment income	51,020,127
Accumulated net realized loss	(65,100,265)
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(67,664,881)

Net Assets	$1,310,609,627

Net Assets
Class A	$1,069,982,245
Class B	189,850,690
Class E	50,776,692
Capital Shares Outstanding*
Class A	85,369,815
Class B	15,237,101
Class E	4,067,655
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.53
Class B	12.46
Class E	12.48

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,395,227,661.
(b)	Includes securities loaned at value of $81,506,434.
(c)	Identified cost of cash denominated in foreign currencies was $5,488,416.
(d)	Includes collateral of $4,924,553 for futures contracts, $5,914 for centrally cleared swap contracts and $1,500,000 for OTC swap contracts.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends	$442,914
Interest	67,338,884
Securities lending income	485,337
Other income	256

Total investment income	68,267,391
Expenses
Management fees	7,874,901
Administration fees	32,458
Custodian and accounting fees	263,129
Distribution and service fees—Class B	521,515
Distribution and service fees—Class E	83,697
Audit and tax services	89,395
Legal	26,627
Trustees’ fees and expenses	35,968
Shareholder reporting	90,984
Insurance	8,473
Miscellaneous	14,214

Total expenses	9,041,361
Less management fee waiver	(570,445)

Net expenses	8,470,916

Net Investment Income	59,796,475

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(56,652,272)
Futures contracts	5,561,784
Written options	5,818,605
Swap contracts	(7,231,606)
Foreign currency transactions	16,723,023

Net realized loss	(35,780,466)

Net change in unrealized appreciation (depreciation) on:
Investments	(44,631,058)
Futures contracts	(3,780,211)
Written options	(216,664)
Swap contracts	3,699,316
Foreign currency transactions	(4,364,796)

Net change in unrealized depreciation	(49,293,413)

Net realized and unrealized loss	(85,073,879)

Net Decrease in Net Assets From Operations	$(25,277,404)

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$59,796,475	$55,792,338
Net realized gain (loss)	(35,780,466)	971,494
Net change in unrealized depreciation	(49,293,413)	(258,259)

Increase (decrease) in net assets from operations	(25,277,404)	56,505,573

From Distributions to Shareholders
Net investment income
Class A	(57,669,980)	(37,728,630)
Class B	(10,166,780)	(12,189,599)
Class E	(2,750,972)	(3,425,851)

Total distributions	(70,587,732)	(53,344,080)

Increase in net assets from capital share transactions	143,712,626	272,226,470

Total increase in net assets	47,847,490	275,387,963

Net Assets
Beginning of period	1,262,762,137	987,374,174

End of period	$1,310,609,627	$1,262,762,137

Undistributed net investment income
End of period	$51,020,127	$61,273,900

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	12,538,685	$170,643,437	22,407,536	$297,920,274
Reinvestments	4,491,432	57,669,980	2,849,594	37,728,630
Redemptions	(4,818,291)	(62,520,412)	(2,869,098)	(38,836,945)

Net increase	12,211,826	$165,793,005	22,388,032	$296,811,959

Class B
Sales	791,911	$10,370,451	1,021,688	$13,797,670
Reinvestments	795,523	10,166,780	924,154	12,189,599
Redemptions	(2,876,914)	(37,568,769)	(3,253,590)	(43,797,559)

Net decrease	(1,289,480)	$(17,031,538)	(1,307,748)	$(17,810,290)

Class E
Sales	180,111	$2,345,501	206,398	$2,794,964
Reinvestments	214,920	2,750,972	259,534	3,425,851
Redemptions	(774,805)	(10,145,314)	(962,994)	(12,996,014)

Net decrease	(379,774)	$(5,048,841)	(497,062)	$(6,775,199)

Increase derived from capital shares transactions		$143,712,626		$272,226,470

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.43	$13.45	$13.98	$13.01	$12.90

Income (Loss) from Investment Operations
Net investment income (a)	0.59	0.64	0.63	0.50	0.53
Net realized and unrealized gain (loss) on investments	(0.80)	0.09	(0.47)	0.96	0.24

Total from investment operations	(0.21)	0.73	0.16	1.46	0.77

Less Distributions
Distributions from net investment income	(0.69)	(0.75)	(0.69)	(0.49)	(0.66)

Total distributions	(0.69)	(0.75)	(0.69)	(0.49)	(0.66)

Net Asset Value, End of Period	$12.53	$13.43	$13.45	$13.98	$13.01

Total Return (%) (b)	(1.72)	5.47	1.09	11.50	6.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	0.65	0.66	0.65	0.67
Net ratio of expenses to average net assets (%) (c)	0.59	0.61	0.62	0.61	0.63
Ratio of net investment income to average net assets (%)	4.51	4.77	4.65	3.70	4.13
Portfolio turnover rate (%)	99 (d)	98 (d)	132 (d)	228 (d)	473
Net assets, end of period (in millions)	$1,070.0	$982.6	$682.7	$708.5	$578.9

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.35	$13.37	$13.90	$12.93	$12.83

Income (Loss) from Investment Operations
Net investment income (a)	0.56	0.61	0.59	0.46	0.49
Net realized and unrealized gain (loss) on investments	(0.80)	0.08	(0.46)	0.97	0.24

Total from investment operations	(0.24)	0.69	0.13	1.43	0.73

Less Distributions
Distributions from net investment income	(0.65)	(0.71)	(0.66)	(0.46)	(0.63)

Total distributions	(0.65)	(0.71)	(0.66)	(0.46)	(0.63)

Net Asset Value, End of Period	$12.46	$13.35	$13.37	$13.90	$12.93

Total Return (%) (b)	(2.00)	5.29	0.83	11.29	5.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.90	0.91	0.90	0.92
Net ratio of expenses to average net assets (%) (c)	0.84	0.86	0.87	0.86	0.88
Ratio of net investment income to average net assets (%)	4.25	4.53	4.39	3.45	3.83
Portfolio turnover rate (%)	99 (d)	98 (d)	132 (d)	228 (d)	473
Net assets, end of period (in millions)	$189.9	$220.7	$238.4	$268.0	$273.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.38	$13.39	$13.93	$12.96	$12.85

Income (Loss) from Investment Operations
Net investment income (a)	0.57	0.62	0.61	0.48	0.50
Net realized and unrealized gain (loss) on investments	(0.81)	0.09	(0.48)	0.96	0.25

Total from investment operations	(0.24)	0.71	0.13	1.44	0.75

Less Distributions
Distributions from net investment income	(0.66)	(0.72)	(0.67)	(0.47)	(0.64)

Total distributions	(0.66)	(0.72)	(0.67)	(0.47)	(0.64)

Net Asset Value, End of Period	$12.48	$13.38	$13.39	$13.93	$12.96

Total Return (%) (b)	(1.90)	5.40	0.94	11.30	5.92

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.80	0.81	0.80	0.82
Net ratio of expenses to average net assets (%) (c)	0.74	0.76	0.77	0.76	0.78
Ratio of net investment income to average net assets (%)	4.35	4.63	4.49	3.55	3.90
Portfolio turnover rate (%)	99 (d)	98 (d)	132 (d)	228 (d)	473
Net assets, end of period (in millions)	$50.8	$59.5	$66.2	$74.0	$75.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 71%, 57%, 62% and 84% for the years ended December 31, 2015, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity

MSF-27

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or broker-dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based

MSF-28

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization of debt securities, paydown reclasses, futures transactions, swap transactions, defaulted bonds and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

MSF-29

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $48,646,660, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

MSF-30

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(23,730)	$—	$—	$—	$(23,730)
Corporate Bonds & Notes	(34,950,239)	—	—	—	(34,950,239)
Total	$(34,973,969)	$—	$—	$—	$(34,973,969)
Total Borrowings	$(34,973,969)	$—	$—	$—	$(34,973,969)
Gross amount of recognized liabilities for securities lending transactions					$(34,973,969)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign

MSF-31

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

Options on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

MSF-32

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

MSF-33

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2015, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

MSF-34

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (d)	$82,875
			OTC swap contracts at market value (b)	1,795,787
	Unrealized appreciation on futures contracts (c) (e)	1,878,133	Unrealized depreciation on futures contracts (c) (e)	279,449
Credit	Investments at market value (a)	23,006
Foreign Exchange	OTC swap contracts at market value (b)	1,662,881
	Unrealized appreciation on forward foreign currency exchange contracts	13,785,067	Unrealized depreciation on forward foreign currency exchange contracts	11,910,986

Total		$17,431,962		$13,986,222

(a)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $263,306 and OTC swap interest payable of $169,397.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(d)	Exchange traded purchased option not subject to a master netting agreement.
(e)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2015.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$1,087,374	$(1,087,374)	$—	$—
Barclays Bank plc	4,190,297	(1,492,766)	(1,710,093)	987,438
Citibank N.A.	10,140,057	(5,967,386)	—	4,172,671
JPMorgan Chase Bank N.A.	47,796	(710)	—	47,086
UBS AG	5,430	(2,163)	—	3,267

	$15,470,954	$(8,550,399)	$(1,710,093)	$5,210,462

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2015.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$6,243,748	$(1,087,374)	$(1,500,000)	$3,656,374
Barclays Bank plc	1,492,766	(1,492,766)	—	—
Citibank N.A.	5,967,386	(5,967,386)	—	—
JPMorgan Chase Bank N.A.	710	(710)	—	—
UBS AG	2,163	(2,163)	—	—

	$13,706,773	$(8,550,399)	$(1,500,000)	$3,656,374

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

MSF-35

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Statement of Operations Location-Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(894,013)	$(8,001,874)	$(224,983)	$(9,120,870)
Forward foreign currency transactions	—	—	18,247,579	18,247,579
Futures contracts	5,561,784	—	—	5,561,784
Swap contracts	(7,411,830)	—	180,224	(7,231,606)
Written options	233,184	4,680,126	905,295	5,818,605

	$(2,510,875)	$(3,321,748)	$19,108,115	$13,275,492

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(110,517)	$2,987,691	$—	$2,877,174
Forward foreign currency transactions	—	—	(4,495,635)	(4,495,635)
Futures contracts	(3,780,211)	—	—	(3,780,211)
Swap contracts	2,932,930	—	766,386	3,699,316
Written options	23,703	(240,367)	—	(216,664)

	$(934,095)	$2,747,324	$(3,729,249)	$(1,916,020)

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$352,351,636
Forward foreign currency transactions	621,600,563
Futures contracts long	237,875,000
Futures contracts short	(469,015,446)
Swap contracts	35,039,424
Written options	(597,831,037)

‡	Averages are based on activity levels during 2015.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

Written Options

The Portfolio transactions in written options during the year ended December 31, 2015:

Call Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2014	—	—	$—
Options written	584,325,200	1,712	3,392,454
Options bought back	(65,700,000)	(1,712)	(1,657,072)
Options expired	(518,625,200)	—	(1,735,382)

Options outstanding December 31, 2015	—	—	$—

Put Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2014	205,000,000	7,293	$547,035
Options written	2,479,469,000	1,712	6,119,823
Options bought back	(244,915,000)	(2,320)	(2,262,412)
Options expired	(2,439,554,000)	(6,685)	(4,404,446)

Options outstanding December 31, 2015	—	—	$—

*	Amount shown is in the currency in which the transaction was denominated.

MSF-36

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-37

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$481,133,375	$948,846,891	$552,431,794	$718,266,683

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2015 were as follows:

Purchases	Sales
$342,589,656	$376,546,438

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$7,874,901	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.055%	On the first $500 million
0.025%	On the next $500 million
0.050%	On amounts in excess of $1 billion

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

MSF-38

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$70,587,732	$53,344,080	$—	$—	$70,587,732	$53,344,080

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$54,024,554	$—	$(74,081,790)	$(16,715,740)	$(44,896,598)	$(81,669,574)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had post-enactment accumulated short-term capital losses of $25,708,256 and post-enactment long-term accumulated capital losses of $19,188,342. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/18	Expiring 12/31/17	Total
$2,454,113	$14,261,627	$16,715,740

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

10. Subsequent Events

At a meeting held on November 15, 2015, the Board, subject to shareholder approval, approved an Agreement and Plan of Reorganization providing for the acquisition of all the assets and assumption of all liabilities of Pioneer Strategic Income Portfolio and Lord Abbett Bond Debenture Portfolio, each a series of Met Investors Series Trust, by the Portfolio in exchange for shares of the Portfolio. On February 26, 2016, the shareholders of Pioneer Strategic Income Portfolio and the shareholders of Lord Abbett Bond Debenture Portfolio Portfolio will consider the approval of the proposed Agreement and Plan of Reorganization. It is anticipated that the reorganization will close on or about April 29, 2016.

MSF-39

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Western Asset Management Strategic Bond Opportunities Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Management Strategic Bond Opportunities Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Management Strategic Bond Opportunities Portfolio of the Metropolitan Series Fund, as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-40

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-41

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-42

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-43

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MSF-44

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Western Asset Management Strategic Bond Opportunities Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Western Asset Management Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the three-and five-year periods ended June 30, 2015, and underperformed the median of its Performance Universe for the one-year period ended June 30, 2015. The Board also noted that the Portfolio outperformed its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board further considered that the Portfolio underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, and its blended benchmark for the one-year period ended October 31, 2015, and outperformed both benchmarks for the three- and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contractholders to benefit from the lower sub-advisory fee effective May 1, 2016.

MSF-45

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the Western Asset Management U.S. Government Portfolio returned 0.57%, 0.31%, and 0.40%, respectively. The Portfolio’s benchmark, the Barclays U.S. Intermediate Government Bond Index1, returned 1.18%.

MARKET ENVIRONMENT / CONDITIONS

The overall U.S. fixed income market posted a modest gain for the year as a whole with both short- and longer-term Treasury yields moving higher in 2015. This was partially driven by continued economic growth in the U.S, despite expectations that the Federal Reserve Board (the “Fed”) would raise rates before the end of the year. Both short- and longer-term Treasury yields moved higher during 2015. The yield on the 2-year Treasury began at 0.68%, peaked at 1.09% on December 29, and ended the year at 1.06%. After beginning the year at 2.17%, the yield on the 10-year Treasury was volatile but ultimately ended the year at 2.27%. All told, the overall taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index, returned 0.55% during the year.

Looking at the U.S. economy, the Commerce Department reported that third quarter 2015 gross domestic product (GDP) growth was 2.0%. This followed a 3.9% expansion during the second quarter and a 0.2% decline in the first. Decelerating growth for the third quarter was primarily due to a downturn in private inventory investment and decelerations in exports, personal consumption expenditures, nonresidential fixed investment, state and local government spending, and residential fixed investment. Activity in the manufacturing sector decelerated during the year, especially in the second half. The Institute for Supply Management’s Purchasing Managers Index (“PMI”) was 53.9 to start the year, but dipped to 48.6 in November—the first contraction in three years. (A reading below 50 indicates a contraction, while a reading above 50 indicates an expansion.) The PMI moderated further in December to 48.2—its weakest reading since June 2009. The job market was generally solid during the year. As reported by the U.S. Department of Labor, the unemployment rate was 5.6% at the start of the year and fell to 5.0% by year-end, the lowest level since April 2008.

As was widely anticipated, the Fed raised rates for the first time in nearly a decade at its meeting in mid-December. More specifically, the U.S. central bank raised the Federal Funds rate to a range between 0.25% and 0.50%. In its official statement, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation…The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the Federal Funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.”

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Western Asset Management U.S. Government Portfolio underperformed its benchmark during the period. The Portfolio’s curve flattener positioning was a negative due to a steepening yield curve towards the beginning of the year, although the Portfolio did benefit from the flattening of the curve toward year-end. The negative contribution from curve positioning was partially offset by an underweight duration position, which added to performance as interest rates generally rose during the year. The other major detractor from performance was in Commercial Mortgage-Backed Securities (“MBS”), where spread widening led to negative excess returns. In contrast, the Portfolio’s allocation to Investment Grade Non-Corporates was a large contributor to performance, as these high quality Agency and Supra-National issuers outperformed during the year. High quality Asset-Backed Securities (“ABS”) holdings also delivered excess returns, further bolstering the Portfolio’s performance.

MSF-1

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

At year end, we continued to maintain a tactical duration policy and an overweight to longer-dated Treasuries, which are apt to be less sensitive to a Fed rate liftoff and may also provide some level of protection if volatility increases. At year end, we found Agency MBS to be less compelling due to valuations and the uncertainty over when the Fed will end its MBS reinvestment program. We therefore continued to maintain a moderate allocation to the asset class. We also maintained a small allocation to Treasury Inflation-Protected Securities in case inflation expectations unexpectedly increase.

Fredrick Marki

S. Kenneth Leech

Mark S. Lindbloom

Portfolio Managers

Western Asset Management Company

MSF-2

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. INTERMEDIATE GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
Western Asset Management U.S. Government Portfolio
Class A	0.57	2.28	2.96
Class B	0.31	2.03	2.70
Class E	0.40	2.11	2.79
Barclays U.S. Intermediate Government Bond Index	1.18	2.02	3.71

1 The Barclays U.S. Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one and ten years.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	82.1
Corporate Bonds & Notes	9.4
Foreign Government	7.7
Mortgage-Backed Securities	6.8
Asset-Backed Securities	1.3

MSF-3

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management U.S. Government Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.48%	$1,000.00	$1,000.80	$2.42
	Hypothetical*	0.48%	$1,000.00	$1,022.79	$2.45

Class B(a)	Actual	0.73%	$1,000.00	$999.20	$3.68
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class E(a)	Actual	0.63%	$1,000.00	$999.20	$3.17
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—82.1% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—25.1%
Fannie Mae 15 Yr. Pool 2.500%, TBA (a)	9,400,000	$9,474,308
3.000%, TBA (a)	89,000,000	91,682,727
3.500%, TBA (a)	15,000,000	15,708,405
4.500%, 03/01/20	73,574	76,229
5.000%, 03/01/18	76,850	79,782
6.500%, 06/01/17	24,840	25,029
Fannie Mae 20 Yr. Pool 4.500%, 11/01/31	1,153,232	1,255,694
4.500%, 12/01/31	1,599,413	1,742,111
Fannie Mae 30 Yr. Pool 3.000%, 09/01/42	11,713,919	11,780,576
3.000%, TBA (a)	7,900,000	7,884,334
4.000%, 02/01/40	1,054,620	1,129,153
4.000%, 06/01/42	9,027,724	9,667,112
4.000%, 07/01/42	4,979,419	5,289,565
4.000%, 05/01/43	22,073,423	23,555,217
4.000%, 10/01/43	12,163,877	12,985,629
4.000%, TBA (a)	1,400,000	1,481,441
4.500%, 04/01/41	13,557,080	14,671,209
4.500%, 10/01/41	10,365,637	11,215,501
4.500%, 07/01/44	353,669	388,002
4.500%, 10/01/44	2,284,058	2,499,104
4.500%, 01/01/45	183,371	202,247
4.500%, TBA (a)	5,100,000	5,498,994
5.000%, 07/01/33	390,465	431,961
5.000%, 09/01/33	469,743	519,676
5.000%, 10/01/35	1,311,236	1,450,253
5.000%, 03/01/36	2,137,071	2,357,299
5.000%, 01/01/39	16,838	18,687
5.000%, 08/01/39	40,174	44,855
5.000%, 12/01/39	33,832	37,773
5.000%, 05/01/40	60,589	67,634
5.000%, 07/01/40	59,269	66,168
5.000%, 11/01/40	1,543,743	1,724,012
5.000%, 01/01/41	69,174	77,219
5.000%, 02/01/41	87,181	96,309
5.000%, 04/01/41	172,121	192,224
5.000%, 05/01/41	3,529,410	3,938,883
5.000%, 06/01/41	306,714	342,536
5.000%, 07/01/41	3,377,404	3,714,663
5.000%, TBA (a)	2,700,000	2,971,835
6.000%, 04/01/33	104,834	119,576
6.000%, 02/01/34	23,409	26,720
6.000%, 11/01/35	238,741	272,156
6.000%, 08/01/37	515,301	587,102
6.500%, 03/01/26	1,458	1,667
6.500%, 04/01/29	77,947	89,081
7.000%, 11/01/28	2,506	2,761
7.000%, 02/01/29	731	731
7.000%, 01/01/30	2,311	2,379
7.000%, 10/01/37	41,437	49,780
7.000%, 11/01/37	33,702	39,716
7.000%, 12/01/37	31,558	37,335
7.000%, 02/01/38	25,850	28,461
7.000%, 08/01/38	27,198	29,450

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 7.000%, 09/01/38	3,105	3,218
7.000%, 11/01/38	191,331	223,658
7.000%, 02/01/39	2,010,123	2,337,071
7.500%, 04/01/32	14,072	14,440
8.000%, 05/01/28	4,448	5,065
8.000%, 07/01/32	906	985
Fannie Mae ARM Pool 1.778%, 07/01/37 (b)	49,258	52,190
Fannie Mae Interest Strip (CMO) 3.500%, 11/25/41 (c)	3,697,828	776,065
4.000%, 04/25/42 (c)	5,290,250	1,096,272
4.500%, 11/25/39 (c)	3,211,082	672,371
Fannie Mae Pool 3.500%, 08/01/42	14,338,643	14,816,698
3.500%, 09/01/42	976,357	1,008,915
3.500%, 10/01/42	6,836,477	7,064,490
3.500%, 05/01/43	418,885	433,095
4.000%, 10/01/42	2,853,599	3,038,271
4.000%, 11/01/42	2,887,831	3,074,832
4.000%, 07/01/43	86,938	92,575
4.000%, 08/01/43	1,965,400	2,092,514
5.000%, 05/01/40	31,519	35,192
6.500%, 12/01/27	4,920	4,982
6.500%, 05/01/32	27,820	30,441
Fannie Mae REMIC Trust Whole Loan 3.651%, 01/25/43 (b)	404,649	411,004
Fannie Mae REMICS (CMO) Zero Coupon, 03/25/42 (d)	773,623	697,536
3.000%, 12/25/27 (c)	10,101,156	1,019,503
5.500%, 07/25/41	7,808,581	8,946,878
5.500%, 04/25/42	3,343,615	3,717,195
5.678%, 09/25/42 (b) (c)	1,791,414	349,041
5.678%, 07/25/43 (b) (c)	2,175,211	482,838
5.728%, 03/25/42 (b) (c)	12,584,272	1,921,282
5.728%, 12/25/42 (b) (c)	1,417,280	321,488
5.728%, 03/25/43 (b) (c)	4,730,119	1,035,016
6.000%, 05/25/42	2,197,143	2,483,895
6.108%, 01/25/41 (b) (c)	2,078,969	370,996
6.128%, 10/25/41 (b) (c)	7,595,279	1,310,648
6.228%, 02/25/41 (b) (c)	1,270,755	205,476
6.228%, 03/25/42 (b) (c)	3,042,918	516,924
6.500%, 06/25/39	456,956	507,273
6.500%, 07/25/42	4,068,301	4,636,298
9.750%, 11/25/18	778,676	841,318
9.750%, 08/25/19	251,567	272,158
Freddie Mac 30 Yr. Gold Pool 3.000%, TBA (a)	10,000,000	9,962,779
4.000%, 07/01/43	6,241,118	6,647,026
4.000%, 08/01/43	6,542,461	6,967,980
4.500%, 06/01/38	2,603,415	2,812,989
5.000%, 08/01/33	31,991	35,397
5.000%, 06/01/41	8,068,913	8,974,677
6.000%, 10/01/36	1,337,133	1,525,150
6.500%, 09/01/39	476,431	542,587
8.000%, 12/01/19	1,377	1,389

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 8.000%, 09/01/30	4,833	$5,793
Freddie Mac 30 Yr. Non-Gold Pool 8.000%, 07/01/20	2,388	2,407
Freddie Mac ARM Non-Gold Pool 1.964%, 05/01/37 (b)	42,041	43,760
1.971%, 02/01/37 (b)	19,836	20,778
2.517%, 01/01/35 (b)	16,311	17,353
2.620%, 05/01/37 (b)	51,541	54,963
Freddie Mac Gold Pool 3.500%, 10/01/42	1,440,046	1,487,845
3.500%, 02/01/44	646,021	667,463
4.000%, 04/01/43	2,090,997	2,226,432
4.000%, 08/01/43	1,271,469	1,354,365
Freddie Mac REMICS (CMO) 4.500%, 04/15/32	304,579	333,089
6.000%, 05/15/36	953,199	1,069,167
6.270%, 11/15/41 (b) (c)	4,162,680	722,856
8.500%, 06/15/21	14,314	15,605
Ginnie Mae I 30 Yr. Pool 5.500%, 06/15/36	698,119	788,111
6.000%, 03/15/33	1,163,484	1,375,956
6.500%, 06/15/31	4,653	5,323
6.500%, 08/15/34	267,540	306,101
7.500%, 09/15/29	2,468	2,752
7.500%, 02/15/30	1,709	1,788
8.500%, 05/15/18	5,351	5,372
8.500%, 06/15/25	35,301	41,849
9.000%, 12/15/16	799	803
Ginnie Mae II 30 Yr. Pool 3.000%, 09/20/45	29,274,786	29,711,581
3.500%, TBA (a)	38,300,000	39,926,256
4.000%, 09/20/45	2,570,042	2,765,013
4.000%, 11/20/45	14,078,358	15,147,539
4.500%, 01/20/40	1,231,152	1,341,091
4.500%, 05/20/40	1,705,301	1,857,588
4.500%, 09/20/40	33,728	36,740
4.500%, 01/20/41	258,547	281,637
4.500%, 07/20/41	1,804,898	1,966,099
5.000%, 07/20/40	1,282,124	1,416,617
6.000%, 11/20/34	2,203	2,465
6.000%, 06/20/35	3,588	4,126
6.000%, 07/20/36	229,130	256,496
6.000%, 09/20/36	10,899	12,199
6.000%, 07/20/38	603,790	675,570
6.000%, 09/20/38	1,646,673	1,842,443
6.000%, 06/20/39	6,233	7,053
6.000%, 05/20/40	140,042	158,650
6.000%, 06/20/40	369,678	417,723
6.000%, 08/20/40	195,379	220,853
6.000%, 09/20/40	490,716	551,286
6.000%, 10/20/40	309,278	351,647
6.000%, 11/20/40	429,734	496,579
6.000%, 01/20/41	390,844	445,647
6.000%, 03/20/41	1,771,708	2,002,604
6.000%, 07/20/41	342,800	383,536

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 6.000%, 12/20/41	246,655	278,627
6.500%, 10/20/37	479,223	552,314
Government National Mortgage Association 0.448%, 02/16/53 (b) (c)	17,180,773	640,592
0.550%, 10/16/54 (b) (c)	36,331,826	1,430,475
0.577%, 05/16/54 (b) (c)	22,232,914	923,124
0.688%, 03/16/49 (b) (c)	13,775,055	554,290
0.769%, 09/16/51 (b) (c)	82,851,694	4,899,244
0.802%, 05/16/54 (b) (c)	20,112,927	1,117,716
0.855%, 09/16/46 (b) (c)	66,824,481	2,598,824
0.895%, 11/16/55 (b) (c)	35,828,554	2,573,655
0.921%, 06/16/55 (b) (c)	15,404,909	865,169
0.929%, 01/16/57 (b) (c)	38,025,898	3,113,640
0.953%, 09/16/55 (b) (c)	22,452,996	1,426,495
1.052%, 09/16/56 (b) (c)	46,371,851	3,822,520
1.072%, 09/16/44 (b) (c)	20,863,713	1,372,684
1.180%, 02/16/46 (b) (c)	26,725,812	1,857,388
1.211%, 02/16/48 (b)(c)	13,091,619	843,933
2.250%, 03/16/35	5,875,245	5,899,787
Government National Mortgage Association (CMO) 0.572%, 12/20/60 (b)	19,962,067	19,697,452
0.592%, 12/20/60 (b)	7,063,324	7,015,932
0.672%, 03/20/61 (b)	5,720,646	5,698,225
0.692%, 12/20/60 (b)	50,937,596	50,689,369
5.756%, 08/16/42 (b) (c)	1,838,216	297,552
6.098%, 03/20/39 (b) (c)	629,357	61,895
6.248%, 01/20/40 (b) (c)	1,529,544	210,886

		583,292,109

Federal Agencies—36.2%
Federal Farm Credit Bank 0.375%, 03/03/16	20,000,000	20,006,900
0.450%, 02/03/16	25,000,000	25,001,825
0.500%, 08/23/16	25,000,000	24,979,800
0.650%, 06/19/17	15,000,000	14,930,670
1.100%, 06/01/18	20,000,000	19,905,260
1.950%, 11/15/17	19,980,000	20,339,980
Federal Home Loan Bank 0.340%, 01/25/16	20,000,000	20,002,480
0.500%, 10/17/16	15,000,000	14,967,810
0.625%, 11/23/16	20,000,000	19,960,820
0.625%, 10/26/17 (e)	20,000,000	19,821,060
0.750%, 03/24/17	23,000,000	22,962,004
2.000%, 09/09/16	20,000,000	20,167,980
2.125%, 06/09/23	17,700,000	17,376,957
2.750%, 06/08/18	15,000,000	15,507,705
5.250%, 12/11/20	12,000,000	13,873,428
Federal Home Loan Bank of Chicago 5.625%, 06/13/16	43,170,000	44,077,692
Federal Home Loan Mortgage Corp. Zero Coupon, 11/29/19	10,000,000	9,208,990
5.000%, 12/14/18 (e)	13,241,000	14,587,848

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Federal National Mortgage Association Zero Coupon, 10/09/19	50,000,000	$46,300,800
2.625%, 09/06/24	22,000,000	22,232,298
6.000%, 04/18/36	9,700,000	9,848,633
Financing Corp. Fico Zero Coupon, 10/06/17	20,433,000	20,023,584
Zero Coupon, 05/11/18	40,000,000	38,748,080
Zero Coupon, 08/03/18	7,638,000	7,359,939
Zero Coupon, 12/27/18	16,254,000	15,489,461
Zero Coupon, 06/06/19	26,414,000	24,808,319
Zero Coupon, 09/26/19	14,535,000	13,476,183
Government Trust Certificates Zero Coupon, 10/01/16	8,567,000	8,488,663
National Archives Facility Trust 8.500%, 09/01/19	2,239,648	2,526,607
New Valley Generation II 5.572%, 05/01/20	7,448,570	8,165,494
Overseas Private Investment Corp. Zero Coupon, 11/18/16	12,000,000	11,992,584
Zero Coupon, 11/17/17	26,000,000	27,739,120
Zero Coupon, 07/30/19	20,000,000	20,448,020
Zero Coupon, 11/11/20	8,500,000	8,521,080
Zero Coupon, 11/13/20	5,000,000	5,123,480
Zero Coupon, 11/15/20	4,700,000	4,921,887
2.310%, 11/15/30	8,754,872	8,402,524
3.330%, 05/15/33	6,812,512	6,886,258
3.490%, 12/20/29	11,385,915	11,671,212
Residual Funding Corp. Principal Strip Zero Coupon, 10/15/19	10,642,000	9,908,021
Zero Coupon, 07/15/20	10,000,000	9,134,260
Zero Coupon, 10/15/20	38,159,000	34,530,041
Tennessee Valley Authority 1.750%, 10/15/18	20,000,000	20,202,080
3.875%, 02/15/21	35,000,000	38,204,005
4.500%, 04/01/18	20,000,000	21,425,820
5.500%, 07/18/17	23,306,000	24,855,896

		839,113,558

U.S. Treasury—20.8%
U.S. Treasury Bonds 2.875%, 05/15/43	5,000,000	4,875,000
3.000%, 11/15/45	5,600,000	5,583,155
4.750%, 02/15/41	3,200,000	4,253,750
5.250%, 02/15/29	14,600,000	19,127,139
U.S. Treasury Inflation Indexed Bonds 0.625%, 02/15/43 (f)	5,896,593	4,989,992
0.750%, 02/15/45 (f)	12,423,246	10,834,425
1.375%, 02/15/44 (f)	25,002,740	25,445,488
U.S. Treasury Inflation Indexed Notes 0.375%, 07/15/25 (f)	1,223,587	1,184,649
U.S. Treasury Notes 0.375%, 10/31/16	5,000,000	4,984,570
0.500%, 04/30/17	10,000,000	9,947,660
0.875%, 01/31/17	10,000,000	10,000,780
1.875%, 09/30/17	13,000,000	13,183,326

U.S. Treasury—(Continued)
U.S. Treasury Notes 1.875%, 05/31/22	70,000,000	69,321,840
2.125%, 12/31/21	154,000,000	155,359,512
2.250%, 11/15/25 (e)	28,000,000	27,937,644
2.625%, 11/15/20	35,000,000	36,364,440
3.125%, 01/31/17	78,000,000	79,870,752

		483,264,122

Total U.S. Treasury & Government Agencies (Cost $1,921,581,609)		1,905,669,789

Corporate Bonds & Notes—9.4%

Banks—0.8%
National Australia Bank, Ltd. 1.250%, 03/08/18 (144A) (e)	13,000,000	12,854,712
Stadshypotek AB 1.875%, 10/02/19 (144A) (e)	5,000,000	4,930,110

		17,784,822

Diversified Financial Services—7.7%
COP I LLC 3.650%, 12/05/21	8,017,976	8,404,795
National Credit Union Administration Guaranteed Notes 3.000%, 06/12/19	19,650,000	20,511,653
3.450%, 06/12/21	45,000,000	48,795,300
Postal Square, L.P. 6.500%, 06/15/22	7,592,940	8,484,374
Private Export Funding Corp. 1.375%, 02/15/17	25,000,000	25,049,700
2.250%, 12/15/17	40,000,000	40,657,560
2.300%, 09/15/20	28,000,000	28,173,096

		180,076,478

Multi-National—0.2%
Asian Development Bank 2.125%, 03/19/25	2,000,000	1,950,132
European Investment Bank 2.500%, 10/15/24 (e)	2,000,000	2,012,798

		3,962,930

Oil & Gas—0.7%
Ecopetrol S.A. 5.375%, 06/26/26 (e)	4,260,000	3,631,650
Petrobras Global Finance B.V. 5.375%, 01/27/21 (e)	12,000,000	8,940,000
Petroleos Mexicanos 6.375%, 01/23/45 (e)	3,610,000	3,055,435

		15,627,085

Total Corporate Bonds & Notes (Cost $199,987,110)		217,451,315

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2015

Foreign Government—7.7%

Security Description	Principal Amount*	Value

Sovereign—7.7%
Colombia Government International Bond 5.625%, 02/26/44	4,840,000	$4,416,500
Indonesia Government International Bonds 3.750%, 04/25/22 (144A)	410,000	392,740
3.750%, 04/25/22	1,900,000	1,820,014
4.875%, 05/05/21	2,957,000	3,062,914
5.875%, 03/13/20	310,000	336,022
5.875%, 01/15/24 (144A)	1,060,000	1,135,593
Israel Government AID Bonds Zero Coupon, 08/15/16	28,251,000	28,107,796
Zero Coupon, 09/15/16	10,000,000	9,944,880
Zero Coupon, 11/15/18	20,869,000	20,007,089
5.500%, 12/04/23	24,290,000	29,212,150
5.500%, 04/26/24	20,950,000	25,335,421
Mexico Government International Bond 5.550%, 01/21/45	11,480,000	11,767,000
Peruvian Government International Bond 5.625%, 11/18/50	4,000,000	4,080,000
Poland Government International Bond 4.000%, 01/22/24	7,870,000	8,279,240
Turkey Government International Bonds 5.625%, 03/30/21	1,078,000	1,139,881
6.250%, 09/26/22	2,205,000	2,393,748
7.000%, 03/11/19	1,660,000	1,815,642
7.500%, 11/07/19	540,000	605,486
Ukraine Government AID Bond 1.844%, 05/16/19	25,000,000	24,934,475

Total Foreign Government (Cost $178,365,656)		178,786,591

Mortgage-Backed Securities—6.8%

Collateralized Mortgage Obligations—5.7%
American Home Mortgage Assets Trust 0.612%, 09/25/46 (b)	882,981	626,894
0.612%, 12/25/46 (b)	2,675,591	1,707,628
Banc of America Funding Corp. 0.371%, 02/27/37 (144A) (b)	13,244,044	12,427,889
2.081%, 06/20/35 (b)	338,863	212,897
Banc of America Funding Trust 0.386%, 09/29/36 (144A) (b)	12,728,533	12,126,752
Banc of America Mortgage 2005-F Trust 2.810%, 07/25/35 (b)	117,661	108,750
BCAP LLC Trust 0.371%, 11/27/36 (144A) (b)	19,895,383	18,162,624
Citigroup Mortgage Loan Trust, Inc. 2.730%, 10/25/35 (b)	228,535	226,283
Countrywide Alternative Loan Trust 0.602%, 07/20/46 (b)	3,052,294	2,215,493
1.002%, 05/25/34 (b)	2,400,715	2,324,987
Countrywide Home Loan Reperforming Loan REMIC Trust 0.842%, 07/25/36 (144A) (b)	887,013	810,831
Fannie Mae Connecticut Avenue Securities 1.922%, 02/25/25 (b)	3,446,759	3,452,365

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
First Horizon Alternative Mortgage Securities Trust 0.792%, 02/25/37 (b)	263,774	140,242
Freddie Mac Structured Agency Credit Risk Debt Notes 2.622%, 02/25/24 (b)	5,000,000	4,983,234
2.622%, 09/25/24 (b)	8,000,000	7,914,618
GMAC Mortgage Corp. Loan Trust 2.862%, 11/19/35 (b)	754,732	673,543
Greenpoint Mortgage Funding Trust 0.502%, 02/25/47 (b)	42,453	41,374
GSMPS Mortgage Loan Trust 0.772%, 01/25/35 (144A) (b)	408,611	343,571
3.361%, 06/25/34 (144A) (b)	4,319,503	4,048,430
GSR Mortgage Loan Trust 2.993%, 04/25/35 (b)	759,469	741,832
HarborView Mortgage Loan Trust 0.602%, 09/19/46 (b)	356,640	265,638
Impac Secured Assets CMN Owner Trust 0.742%, 03/25/36 (b)	4,475,553	3,213,881
JPMorgan Mortgage Trust 2.189%, 06/25/34 (b)	217,141	215,130
JPMorgan Resecuritization Trust 0.381%, 12/27/36 (144A) (b)	10,396,773	10,095,103
MASTR Adjustable Rate Mortgages Trust 0.421%, 05/25/47 (b)	6,382,855	5,148,130
1.057%, 12/25/46 (b)	4,995,239	3,626,350
2.270%, 02/25/34 (b)	259,305	253,018
3.527%, 12/25/34 (b)	19,353	18,772
MASTR Reperforming Loan Trust 0.772%, 05/25/35 (144A) (b)	342,528	276,510
3.431%, 05/25/35 (144A) (b)	4,237,199	3,456,941
4.644%, 05/25/36 (144A) (b)	3,522,568	3,286,069
7.000%, 08/25/34 (144A)	428,734	445,674
Morgan Stanley Mortgage Loan Trust 0.492%, 06/25/36 (b)	704,403	336,575
2.583%, 07/25/35 (b)	321,213	292,442
Morgan Stanley Resecuritization Trust 0.446%, 10/26/46 (144A) (b)	7,292,147	7,100,516
NovaStar Mortgage Funding Trust 0.411%, 09/25/46 (b)	2,409,442	1,946,050
Provident Funding Mortgage Loan Trust 2.505%, 05/25/35 (b)	971,666	972,960
2.547%, 10/25/35 (b)	121,871	119,234
RFMSI Trust 4.750%, 12/25/18	181,890	183,864
SACO I Trust 9.024%, 06/25/21 (144A) (b)	1,377,919	1,468,890
Structured Adjustable Rate Mortgage Loan Trust 2.608%, 05/25/35 (b)	4,254,289	3,928,587
Structured Agency Credit Risk Debt Notes 1.871%, 04/25/24 (b)	7,000,000	6,879,735
Structured Asset Mortgage Investments II Trust 0.602%, 07/25/46 (b)	283,105	224,107
Structured Asset Securities Corp. 0.772%, 04/25/35 (144A) (b)	2,932,581	2,433,519
3.371%, 06/25/35 (144A) (b)	173,196	153,016

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2015

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Structured Asset Securities Corp. Mortgage Loan Trust 1.222%, 09/25/33 (144A) (b)	57,947	$56,961
WaMu Mortgage Pass-Through Certificates Trust 0.682%, 11/25/45 (b)	29,720	27,808
0.692%, 12/25/45 (b)	2,075,122	1,932,485
0.712%, 12/25/45 (b)	169,917	156,161
0.742%, 08/25/45 (b)	191,046	177,596

		131,981,959

Commercial Mortgage-Backed Securities—1.1%
FDIC Structured Sale Guaranteed Notes 2.980%, 12/06/20 (144A)	9,049,415	9,195,802
National Credit Union Administration Guaranteed Notes Trust 2.900%, 10/29/20	16,907,816	16,866,564

		26,062,366

Total Mortgage-Backed Securities (Cost $161,014,918)		158,044,325

Asset-Backed Securities—1.3%

Asset-Backed - Home Equity—0.1%
EMC Mortgage Loan Trust 0.671%, 12/25/42 (144A) (b)	56,159	53,426
Home Equity Mortgage Loan Asset-Backed Trust 0.682%, 06/25/36 (b)	4,156,469	937,870
Morgan Stanley Mortgage Loan Trust 0.512%, 12/25/36 (b)	245,357	125,984
0.722%, 03/25/36 (b)	1,768,333	1,166,728
Option One Mortgage Loan Trust 1.002%, 06/25/33 (b)	139,403	127,374
Structured Asset Securities Corp. Mortgage Loan Trust 0.642%, 02/25/36 (144A) (b)	4,813,569	363,417

		2,774,799

Asset-Backed - Other—0.2%
Countrywide Home Equity Loan Trust 0.305%, 11/15/36 (b)	53,521	46,442
0.611%, 02/15/34 (b)	236,211	216,549
0.621%, 02/15/34 (b)	123,131	112,330
Countrywide Revolving Home Equity Loan Trust 0.471%, 07/15/36 (b)	1,153,194	973,532
GMAC Mortgage Corp. Loan Trust 0.401%, 12/25/36 (b)	534,827	469,342
GSR Mortgage Loan Trust 0.761%, 11/25/30 (b)	1,316	109
RAAC Trust 0.491%, 05/25/36 (144A) (b)	1,437,075	1,297,238

Security Description	Shares/ Principal Amount*	Value

Asset-Backed - Other—(Continued)
SACO I Trust 0.682%, 06/25/36 (b)	779,689	1,330,601
0.722%, 04/25/36 (b)	299,000	525,255

		4,971,398

Asset-Backed - Student Loan—1.0%
National Credit Union Administration Guaranteed Notes Trust 0.637%, 12/07/20 (b)	6,140,841	6,124,630
Nelnet Student Loan Trust 2.043%, 11/25/24 (b)	5,930,000	5,968,062
SLM Student Loan Trust 0.360%, 01/25/19 (b)	7,812,815	7,726,339
0.360%, 04/25/19 (b)	3,656,228	3,609,835

		23,428,866

Total Asset-Backed Securities (Cost $35,426,493)		31,175,063

Short-Term Investments—2.0%

Mutual Fund—1.7%
State Street Navigator Securities Lending MET Portfolio (g)	40,055,000	40,055,000

Repurchase Agreements—0.3%
Bank of America Securities LLC Repurchase Agreement dated 12/31/15 at 0.280% to be repurchased at $6,100,189 on 01/04/16, collateralized by $6,271,600 U.S. Treasury Note at 1.375% due 02/29/20 with a value of $6,199,602.	6,100,000	6,100,000
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $1,251,751 on 01/04/16, collateralized by $1,255,000 Federal National Mortgage Association at 1.875% due 09/18/18 with a value of $1,278,531.	1,251,747	1,251,747

		7,351,747

Total Short-Term Investments (Cost $47,406,747)		47,406,747

Total Investments—109.3% (Cost $2,543,782,533) (h)		2,538,533,830
Other assets and liabilities (net)—(9.3)%		(216,189,100)

Net Assets—100.0%		$2,322,344,730

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2015

(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Interest only security.
(d)	Principal only security.
(e)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $42,847,014 and the collateral received consisted of cash in the amount of $40,055,000 and non-cash collateral with a value of $3,776,775. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(f)	Principal amount of security is adjusted for inflation.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(h)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $2,563,591,308. The aggregate unrealized appreciation and depreciation of investments were $24,580,032 and $(49,637,510), respectively, resulting in net unrealized depreciation of $(25,057,478) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, the market value of 144A securities was $106,916,334, which is 4.6% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
90 Day EuroDollar Futures	03/14/16	(1,200)	USD	(298,099,863)	$304,862
90 Day EuroDollar Futures	12/19/16	(227)	USD	(56,139,938)	87,963
90 Day EuroDollar Futures	12/18/17	(457)	USD	(112,347,402)	125,340
U.S. Treasury Long Bond Futures	03/21/16	(380)	USD	(58,333,023)	(91,977)

Net Unrealized Appreciation					$426,188

(USD)—	United States Dollar

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,905,669,789	$—	$1,905,669,789
Total Corporate Bonds & Notes*	—	217,451,315	—	217,451,315
Total Foreign Government*	—	178,786,591	—	178,786,591
Total Mortgage-Backed Securities*	—	158,044,325	—	158,044,325
Total Asset-Backed Securities*	—	31,175,063	—	31,175,063
Short-Term Investments
Mutual Fund	40,055,000	—	—	40,055,000
Repurchase Agreements	—	7,351,747	—	7,351,747
Total Short-Term Investments	40,055,000	7,351,747	—	47,406,747
Total Investments	$40,055,000	$2,498,478,830	$—	$2,538,533,830

Collateral for Securities Loaned (Liability)	$—	$(40,055,000)	$—	$(40,055,000)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$518,165	$—	$—	$518,165
Futures Contracts (Unrealized Depreciation)	(91,977)	—	—	(91,977)
Total Futures Contracts	$426,188	$—	$—	$426,188

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$2,538,533,830
Cash	43
Cash collateral for futures contracts	2,573,943
Receivable for:
TBA securities sold	41,053,922
Fund shares sold	154,343
Interest	8,174,092
Prepaid expenses	6,532
Other assets	94,850

Total Assets	2,590,591,555
Liabilities
Collateral for securities loaned	40,055,000
Payables for:
TBA securities purchased	225,554,906
Fund shares redeemed	1,110,518
Variation margin on futures contracts	251,362
Accrued Expenses:
Management fees	908,494
Distribution and service fees	102,244
Deferred trustees’ fees	75,523
Other expenses	188,778

Total Liabilities	268,246,825

Net Assets	$2,322,344,730

Net Assets Consist of:
Paid in surplus	$2,349,046,383
Undistributed net investment income	57,503,990
Accumulated net realized loss	(79,477,978)
Unrealized depreciation on investments and futures contracts	(4,727,665)

Net Assets	$2,322,344,730

Net Assets
Class A	$1,830,724,535
Class B	463,492,218
Class E	28,127,977
Capital Shares Outstanding*
Class A	153,869,280
Class B	39,160,630
Class E	2,373,035
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.90
Class B	11.84
Class E	11.85

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,543,782,533.
(b)	Includes securities loaned at value of $42,847,014.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Interest	$48,719,409
Securities lending income	197,740

Total investment income	48,917,149
Expenses
Management fees	11,964,383
Administration fees	60,876
Custodian and accounting fees	225,181
Distribution and service fees—Class B	1,201,082
Distribution and service fees—Class E	45,920
Audit and tax services	65,493
Legal	26,627
Trustees’ fees and expenses	35,968
Shareholder reporting	101,181
Insurance	16,462
Miscellaneous	21,604

Total expenses	13,764,777
Less management fee waiver	(359,528)

Net expenses	13,405,249

Net Investment Income	35,511,900

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	10,201,300
Futures contracts	(3,203,825)

Net realized gain	6,997,475

Net change in unrealized appreciation (depreciation) on:
Investments	(30,840,753)
Futures contracts	4,500,261

Net change in unrealized depreciation	(26,340,492)

Net realized and unrealized loss	(19,343,017)

Net Increase in Net Assets From Operations	$16,168,883

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$35,511,900	$35,777,961
Net realized gain	6,997,475	347,895
Net change in unrealized appreciation (depreciation)	(26,340,492)	37,264,279

Increase in net assets from operations	16,168,883	73,390,135

From Distributions to Shareholders
Net investment income
Class A	(45,365,989)	(40,733,256)
Class B	(9,804,626)	(8,613,714)
Class E	(650,862)	(649,143)

Total distributions	(55,821,477)	(49,996,113)

Increase (decrease) in net assets from capital share transactions	(427,989,904)	109,004,508

Total increase (decrease) in net assets	(467,642,498)	132,398,530

Net Assets
Beginning of period	2,789,987,228	2,657,588,698

End of period	$2,322,344,730	$2,789,987,228

Undistributed net investment income
End of period	$57,503,990	$55,579,441

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	3,149,293	$38,107,214	17,953,364	$215,107,518
Reinvestments	3,815,474	45,365,989	3,414,355	40,733,256
Redemptions	(40,060,724)	(485,560,140)	(8,773,537)	(105,820,488)

Net increase (decrease)	(33,095,957)	$(402,086,937)	12,594,182	$150,020,286

Class B
Sales	3,433,251	$41,066,433	3,516,534	$42,235,299
Reinvestments	828,094	9,804,626	724,450	8,613,714
Redemptions	(6,046,743)	(72,421,342)	(7,216,678)	(86,693,848)

Net decrease	(1,785,398)	$(21,550,283)	(2,975,694)	$(35,844,835)

Class E
Sales	66,612	$795,694	100,613	$1,207,715
Reinvestments	54,925	650,862	54,550	649,143
Redemptions	(482,959)	(5,799,240)	(584,749)	(7,027,801)

Net decrease	(361,422)	$(4,352,684)	(429,586)	$(5,170,943)

Increase (decrease) derived from capital shares transactions		$(427,989,904)		$109,004,508

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.11	$12.01	$12.36	$12.21	$12.17

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.16	0.13	0.13	0.18
Net realized and unrealized gain (loss) on investments	(0.10)	0.17	(0.22)	0.28	0.46

Total from investment operations	0.07	0.33	(0.09)	0.41	0.64

Less Distributions
Distributions from net investment income	(0.28)	(0.23)	(0.26)	(0.26)	(0.18)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.42)

Total distributions	(0.28)	(0.23)	(0.26)	(0.26)	(0.60)

Net Asset Value, End of Period	$11.90	$12.11	$12.01	$12.36	$12.21

Total Return (%) (b)	0.57	2.81	(0.74)	3.37	5.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.49	0.49	0.49	0.50	0.49
Net ratio of expenses to average net assets (%) (c)	0.48	0.48	0.48	0.48	0.49
Ratio of net investment income to average net assets (%)	1.44	1.35	1.05	1.03	1.51
Portfolio turnover rate (%)	215 (d)	194 (d)	317 (d)	340 (d)	549
Net assets, end of period (in millions)	$1,830.7	$2,263.8	$2,094.9	$2,017.9	$1,904.6

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.04	$11.95	$12.29	$12.15	$12.11

Income (Loss) from Investment Operations
Net investment income (a)	0.14	0.13	0.10	0.10	0.15
Net realized and unrealized gain (loss) on investments	(0.09)	0.16	(0.21)	0.27	0.46

Total from investment operations	0.05	0.29	(0.11)	0.37	0.61

Less Distributions
Distributions from net investment income	(0.25)	(0.20)	(0.23)	(0.23)	(0.15)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.42)

Total distributions	(0.25)	(0.20)	(0.23)	(0.23)	(0.57)

Net Asset Value, End of Period	$11.84	$12.04	$11.95	$12.29	$12.15

Total Return (%) (b)	0.31	2.55	(0.91)	3.05	5.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.74	0.74	0.75	0.74
Net ratio of expenses to average net assets (%) (c)	0.73	0.73	0.73	0.73	0.74
Ratio of net investment income to average net assets (%)	1.20	1.10	0.80	0.78	1.26
Portfolio turnover rate (%)	215 (d)	194 (d)	317 (d)	340 (d)	549
Net assets, end of period (in millions)	$463.5	$493.2	$524.9	$565.2	$538.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.06	$11.97	$12.31	$12.16	$12.13

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.14	0.11	0.11	0.16
Net realized and unrealized gain (loss) on investments	(0.11)	0.16	(0.21)	0.28	0.46

Total from investment operations	0.05	0.30	(0.10)	0.39	0.62

Less Distributions
Distributions from net investment income	(0.26)	(0.21)	(0.24)	(0.24)	(0.17)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.42)

Total distributions	(0.26)	(0.21)	(0.24)	(0.24)	(0.59)

Net Asset Value, End of Period	$11.85	$12.06	$11.97	$12.31	$12.16

Total Return (%) (b)	0.40	2.56	(0.75)	3.15	5.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	0.64	0.64	0.65	0.64
Net ratio of expenses to average net assets (%) (c)	0.63	0.63	0.63	0.63	0.64
Ratio of net investment income to average net assets (%)	1.30	1.20	0.90	0.88	1.35
Portfolio turnover rate (%)	215 (d)	194 (d)	317 (d)	340 (d)	549
Net assets, end of period (in millions)	$28.1	$33.0	$37.9	$43.8	$48.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 87%, 68%, 137% and 164% for the years ended December 31, 2015, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Western Asset Management U.S. Government Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity

MSF-16

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to amortization of debt securities, TIPS adjustments and paydown reclasses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

MSF-17

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In

MSF-18

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $7,351,747, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(6,714,653)	$—	$—	$—	$(6,714,653)
U.S. Treasury & Government Agencies	(33,340,347)	—	—	—	(33,340,347)
Total	$(40,055,000)	$—	$—	$—	$(40,055,000)
Total Borrowings	$(40,055,000)	$—	$—	$—	$(40,055,000)
Gross amount of recognized liabilities for securities lending transactions					$(40,055,000)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been

MSF-19

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)	$518,165	Unrealized depreciation on futures contracts (a)	$91,977

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(3,203,825)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$4,500,261

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$13,825,000
Futures contracts short	(346,062,500)

‡	Averages are based on activity levels during 2015.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve

MSF-20

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$5,740,239,514	$177,939,493	$6,261,316,514	$158,392,472

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2015 were as follows:

Purchases	Sales
$3,716,783,687	$3,777,225,865

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$11,964,383	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-21

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On amounts over $200 million and under $500 million
0.010%	On amounts over $1 billion and under $2 billion
0.020%	On amounts in excess of $2 billion

An identical agreement was in place for the period April 28, 2014 to April 30, 2015. Amounts waived for the year ended December 31, 2015 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$55,821,477	$49,996,113	$—	$—	$55,821,477	$49,996,113

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$57,634,323	$—	$(24,962,631)	$(59,297,823)	$(26,626,131)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010

MSF-22

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

(the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had post-enactment short-term accumulated capital losses in the amount of $4,943,111, post-enactment long-term accumulated capital losses in the amount of $54,354,712 and no pre-enactment capital loss carryforwards.

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MSF-23

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Western Asset Management U.S. Government Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Management U.S. Government Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Management U.S. Government Portfolio of the Metropolitan Series Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-24

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-25

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-26

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-27

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MSF-28

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Western Asset Management U.S. Government Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Western Asset Management Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- and five-year periods ended June 30, 2015 and outperformed the median of its Performance Universe and its Lipper Index for the three-year period ended June 30, 2015. The Board further considered that the Portfolio underperformed its benchmark, the Barclays U.S. Intermediate Government Bond Index, for the one-year period ended October 31, 2015, and outperformed its benchmark for the three- and five-year periods ended October 31, 2015. The Board also noted that the Portfolio underperformed its blended benchmark for the one-, three-, and five-year periods ended October 31, 2015.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b 1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-29

Metropolitan Series Fund

WMC Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the WMC Balanced Portfolio returned 2.58%, 2.29%, and 2.41%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index1 and the Barclays U.S. Aggregate Bond Index2, returned 1.38% and 0.55%, respectively. A blend of the S&P 500 Index (60%) and the Barclays U.S. Aggregate Bond Index (40%) returned 1.28%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities, as measured by the S&P 500 Index, rose modestly during the twelve-month period ended December 31, 2015. 2015 was certainly a tale of two halves: the first half rise followed by the second half decline along with renewed volatility. U.S. stocks retreated briefly early in 2015, but then reached new all-time highs on March 2nd, April 24th, and May 21st. The market pulled back in early March as soft manufacturing data, potential currency- and oil-related earnings headwinds, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18th Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (the “Fed”) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. May marked the second-best month ever for merger & acquisition deals involving U.S. companies with $234 billion in announcements. Stocks ended June on a sour note after negotiations between Greece and its creditors broke down.

In the second half of the period, the U.S. economy remained on solid footing, with a sharp rebound in GDP, a seven-year low in unemployment, and a healthy housing market. The growth slowdown in China and its implications for global commerce fueled investor anxiety. During August and September, the market remained volatile and experienced its first 10% correction since October 2011. Oil prices and the energy sector as a whole remained extremely volatile, but ultimately fell sharply towards the end of the year.

Fixed income markets were volatile over the one-year period as investors grappled with growing divergences in economic growth and central bank policy. With an improving economic outlook in the U.S. relative to the rest of the world, market participants agonized over the timing of the Fed’s first rate hike and potential market implications. Increased risk of a Greek exit from the Eurozone and a prolonged drop in commodity prices furthered uncertainties. Meanwhile, an unexpected devaluation in China’s currency rattled global financial markets, deepening fears about the Chinese economic slowdown and potential spillover effects. Many major central banks eased monetary policy during the period with some resorting to radical measures to counter falling inflation and to stimulate growth. Growth in the major developed markets stabilized in 2015 while emerging market growth languished, held back by a slowdown in Asia. The fragile global economy, a stronger dollar, and falling oil prices created headwinds for the manufacturing sector. On the other hand, domestically centered industries such as housing, retail, and service-based sectors posted solid results. While low commodity prices suppressed headline inflation, core consumer prices started to gradually move higher, giving the Fed confidence to raise rates in December for the first time since 2006. The market initially reacted positively to the news, but remained volatile through the end of year as investors digested the impact of the rate increase and global economic developments.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its custom benchmark, consisting of 60% S&P 500 Index / 40% Barclays U.S. Aggregate Bond Index, for the period ended December 31, 2015.

The equity portion of the Portfolio outperformed its benchmark, the S&P 500 Index, for the twelve month period ended December 31, 2015. On a relative basis, nearly all of the value added over the period came from security selection. Positive stock selection was notable within the Information Technology, Consumer Staples, and Financials sectors, while selection was weaker within the Utilities sector.

Strong performance from Freescale Semiconductor and Amazon as well as the Portfolio’s underweight positioning to technology giant Apple, contributed most to relative performance during the period. Our decision to sell Kinder Morgan on valuation concerns earlier in the year together with not owning benchmark laggard Wal-Mart also aided relative results. The Portfolio’s underweight exposure to strong performing General Electric was among the Portfolio’s top detractors along with Enbridge (Canada) and GoPro. Additionally, the decision to not own The Home Depot weighed on relative performance.

The fixed income portion of the Portfolio underperformed its benchmark, the Barclay’s U.S. Aggregate Bond Index, for the period. The Portfolio’s exposure to unhedged local currency Emerging Markets Debt was the main contributor to underperformance as emerging market currencies depreciated against the U.S. dollar. High Yield Credit exposure, specifically derivatives, detracted from relative performance. Additionally, the Portfolio’s breakeven inflation positioning also weighed on relative results. On the positive side, the Portfolio’s underweight to and security selection within Investment Grade Credit partially offset negative results. Allocations to both non-agency Mortgage-Backed Securities (“MBS”) and high quality CLOs also aided relative performance, as did the Portfolio’s duration and yield curve positioning.

During the period, the fixed income portion of the Portfolio used Treasury futures and swaps to manage duration and yield curve positioning. The Portfolio also used currency forwards, futures, and options to implement non-U.S. rate and currency positions. Credit default swaps (“CDS”) were used to manage credit exposure and investment grade and high yield CDS index positions were used as a source of liquidity and to manage overall portfolio risk.

The equity portion of the Portfolio is generally industry-neutral relative to the benchmark. On an absolute basis, the Portfolio’s largest

MSF-1

Metropolitan Series Fund

WMC Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

exposures were to the software & services, pharmaceuticals, biotechnology & life sciences, and capital goods industries at the end of the period. Exposure to the software & services industry increased during the period while the exposure to the technology hardware & equipment industry decreased (mainly through trimming our Apple exposure).

As of the end of the period, the fixed income portion of the Portfolio was positioned for an increase in inflation expectations and a neutral U.S. duration bias. The Portfolio was underweight credit, but continued to favor Financials issuers. The Portfolio was overweight agency MBS and Commercial MBS, and continued to hold allocations to non-agency MBS, CLOs, High Yield, and Bank Loans as of the end of the period.

Cheryl M. Duckworth

Mark D. Mandel

Joseph F. Marvan

Lucius T. Hill III

Campe Goodman

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

WMC Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX, THE BARCLAYS U.S. AGGREGATE BOND INDEX & THE RUSSELL 1000 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
WMC Balanced Portfolio
Class A	2.58	9.79	6.09
Class B	2.29	9.52	5.82
Class E	2.41	9.62	5.93
S&P 500 Index	1.38	12.57	7.31
Russell 1000 Index	0.92	12.44	7.40
Barclays U.S. Aggregate Bond Index	0.55	3.25	4.51

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

3 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Equity Holdings

% of Net Assets
Alphabet, Inc.	2.3
Microsoft Corp.	1.5
Wells Fargo & Co.	1.3
Amazon.com, Inc.	1.2
Bank of America Corp.	1.1

Top Fixed Income Issuers

% of Net Assets
Fannie Mae 30 Yr. Pool	5.9
Freddie Mac 30 Yr. Gold Pool	3.1
Ginnie Mae II 30 Yr. Pool	1.5
Fannie Mae 15 Yr. Pool	1.2
Fannie Mae Pool	1.0

Top Equity Sectors

% of Net Assets
Information Technology	10.8
Financials	10.3
Health Care	9.0
Consumer Discretionary	7.1
Consumer Staples	6.7

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	15.8
Corporate Bonds & Notes	13.2
Mortgage-Backed Securities	7.6
Asset-Backed Securities	6.6
Floating Rate Loans	2.3

MSF-3

Metropolitan Series Fund

WMC Balanced Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

WMC Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.51%	$1,000.00	$1,002.10	$2.57
	Hypothetical*	0.51%	$1,000.00	$1,022.64	$2.60

Class B(a)	Actual	0.76%	$1,000.00	$1,001.10	$3.83
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

Class E(a)	Actual	0.66%	$1,000.00	$1,001.60	$3.33
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36
* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—57.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.1%
Boeing Co. (The)	38,260	$5,532,013
Honeywell International, Inc.	90,071	9,328,653
Lockheed Martin Corp.	30,330	6,586,160
Raytheon Co.	40,664	5,063,888

		26,510,714

Air Freight & Logistics—0.3%
FedEx Corp.	6,720	1,001,213
United Parcel Service, Inc. - Class B	14,590	1,403,996
XPO Logistics, Inc. (a) (b)	31,860	868,185

		3,273,394

Airlines—0.2%
American Airlines Group, Inc.	32,325	1,368,964
United Continental Holdings, Inc. (a)	15,248	873,710

		2,242,674

Banks—3.5%
Bank of America Corp.	834,840	14,050,357
Citizens Financial Group, Inc.	205,002	5,369,002
PNC Financial Services Group, Inc. (The)	83,892	7,995,747
Wells Fargo & Co.	303,869	16,518,319

		43,933,425

Beverages—2.5%
Anheuser-Busch InBev S.A. (ADR)	35,550	4,443,750
Coca-Cola Co. (The)	189,395	8,136,409
Dr Pepper Snapple Group, Inc.	33,608	3,132,266
Monster Beverage Corp. (a)	42,651	6,353,293
PepsiCo, Inc.	93,477	9,340,222

		31,405,940

Biotechnology—1.2%
Alkermes plc (a)	30,115	2,390,529
Alnylam Pharmaceuticals, Inc. (a) (b)	4,677	440,293
BioCryst Pharmaceuticals, Inc. (a)	38,960	402,067
Chiasma, Inc. (a)	5,700	111,549
Dicerna Pharmaceuticals, Inc. (a) (b)	37,200	441,564
Gilead Sciences, Inc.	24,128	2,441,512
GlycoMimetics, Inc. (a) (b)	55,683	318,507
Incyte Corp. (a) (b)	3,730	404,519
Ironwood Pharmaceuticals, Inc. (a) (b)	74,300	861,137
Karyopharm Therapeutics, Inc. (a)	4,887	64,753
Nivalis Therapeutics, Inc. (a) (b)	15,000	116,100
Novavax, Inc. (a) (b)	56,510	474,119
Otonomy, Inc. (a) (b)	19,512	541,458
PTC Therapeutics, Inc. (a) (b)	8,390	271,836
Puma Biotechnology, Inc. (a) (b)	1,190	93,296
Regeneron Pharmaceuticals, Inc. (a)	5,414	2,939,098
Regulus Therapeutics, Inc. (a) (b)	25,920	226,022
TESARO, Inc. (a) (b)	10,370	542,558
Trevena, Inc. (a)	47,113	494,686
Ultragenyx Pharmaceutical, Inc. (a) (b)	8,520	955,774
Voyager Therapeutics, Inc. (a) (b)	9,000	197,100

		14,728,477

Building Products—0.3%
Fortune Brands Home & Security, Inc. (b)	28,630	1,588,965
Owens Corning	49,120	2,310,114

		3,899,079

Capital Markets—0.8%
Ameriprise Financial, Inc.	20,741	2,207,257
BlackRock, Inc.	6,375	2,170,815
Invesco, Ltd.	42,202	1,412,923
Northern Trust Corp.	37,895	2,731,851
Raymond James Financial, Inc.	24,550	1,423,163
WisdomTree Investments, Inc. (b)	51,390	805,795

		10,751,804

Chemicals—1.0%
Cabot Corp.	39,420	1,611,490
Celanese Corp. - Series A	44,251	2,979,420
Dow Chemical Co. (The)	48,610	2,502,443
LyondellBasell Industries NV - Class A	11,800	1,025,420
Mosaic Co. (The)	40,690	1,122,637
Sherwin-Williams Co. (The)	12,896	3,347,801

		12,589,211

Commercial Services & Supplies—0.2%
Waste Management, Inc.	57,350	3,060,770

Communications Equipment—1.1%
Arista Networks, Inc. (a)	29,499	2,296,202
Cisco Systems, Inc.	420,484	11,418,243

		13,714,445

Construction Materials—0.4%
CRH plc (ADR)	47,510	1,369,238
Martin Marietta Materials, Inc. (b)	7,230	987,473
Summit Materials, Inc. - Class A (a) (b)	46,690	935,668
Vulcan Materials Co.	15,410	1,463,488

		4,755,867

Consumer Finance—0.9%
American Express Co.	94,096	6,544,377
Santander Consumer USA Holdings, Inc. (a) (b)	335,595	5,319,181

		11,863,558

Containers & Packaging—0.5%
Ball Corp.	50,309	3,658,974
International Paper Co.	64,655	2,437,493
Owens-Illinois, Inc. (a)	44,920	782,506

		6,878,973

Diversified Financial Services—0.2%
MarketAxess Holdings, Inc.	3,690	411,767
Markit, Ltd. (a)(b)	17,427	525,772
MSCI, Inc.	19,075	1,375,880

		2,313,419

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—1.4%
Avangrid, Inc. (a) (b)	46,640	$1,790,976
Duke Energy Corp.	32,899	2,348,660
Edison International	35,891	2,125,106
Eversource Energy	29,320	1,497,372
Exelon Corp.	69,070	1,918,074
ITC Holdings Corp.	23,396	918,293
NextEra Energy, Inc.	62,792	6,523,461
Pinnacle West Capital Corp.	14,191	915,036

		18,036,978

Electrical Equipment—0.4%
AMETEK, Inc.	47,550	2,548,205
Eaton Corp. plc	49,150	2,557,766

		5,105,971

Energy Equipment & Services—0.4%
Baker Hughes, Inc.	2,830	130,604
Ensco plc - Class A (b)	11,940	183,757
Forum Energy Technologies, Inc. (a) (b)	53,230	663,246
Halliburton Co.	68,100	2,318,124
Patterson-UTI Energy, Inc.	46,552	702,004
Tenaris S.A. (ADR)	21,810	519,078
Tesco Corp. (b)	66,360	480,446

		4,997,259

Food & Staples Retailing—1.1%
Costco Wholesale Corp.	23,753	3,836,109
CVS Health Corp.	66,880	6,538,858
Walgreens Boots Alliance, Inc.	47,459	4,041,371

		14,416,338

Food Products—0.9%
Mondelez International, Inc. - Class A	242,082	10,854,957

Gas Utilities—0.1%
UGI Corp.	39,758	1,342,230

Health Care Equipment & Supplies—2.5%
Abbott Laboratories	47,321	2,125,186
Baxter International, Inc.	65,556	2,500,961
Becton Dickinson & Co.	19,666	3,030,334
Boston Scientific Corp. (a)	116,690	2,151,764
ConforMIS, Inc. (a) (b)	45,600	788,424
Medtronic plc	169,857	13,065,401
St. Jude Medical, Inc.	78,520	4,850,180
Stryker Corp.	40,190	3,735,259

		32,247,509

Health Care Providers & Services—1.9%
Aetna, Inc.	35,440	3,831,773
Cardinal Health, Inc.	26,224	2,341,017
HCA Holdings, Inc. (a)	56,780	3,840,031
McKesson Corp.	27,300	5,384,379
UnitedHealth Group, Inc.	76,958	9,053,339

		24,450,539

Hotels, Restaurants & Leisure—1.3%
Las Vegas Sands Corp.	20,520	899,597
McDonald’s Corp.	61,588	7,276,006
Norwegian Cruise Line Holdings, Ltd. (a) (b)	42,271	2,477,081
Starbucks Corp.	60,407	3,626,232
Wingstop, Inc. (a) (b)	1,800	41,058
Wyndham Worldwide Corp. (b)	24,156	1,754,933

		16,074,907

Household Durables—0.5%
Mohawk Industries, Inc. (a)	30,742	5,822,227

Household Products—0.7%
Colgate-Palmolive Co.	135,218	9,008,223

Industrial Conglomerates—0.9%
Danaher Corp.	96,610	8,973,137
General Electric Co.	77,494	2,413,938

		11,387,075

Insurance—2.9%
American International Group, Inc.	152,080	9,424,398
Assured Guaranty, Ltd.	135,308	3,576,190
Hartford Financial Services Group, Inc. (The)	103,458	4,496,285
Marsh & McLennan Cos., Inc.	116,010	6,432,754
Principal Financial Group, Inc.	86,497	3,890,635
Prudential Financial, Inc.	47,394	3,858,346
XL Group plc	135,200	5,297,136

		36,975,744

Internet & Catalog Retail—1.7%
Amazon.com, Inc. (a)	22,299	15,071,671
Expedia, Inc.	4,700	584,210
Priceline Group, Inc. (The) (a)	4,977	6,345,426

		22,001,307

Internet Software & Services—3.0%
Alphabet, Inc. - Class A (a)	29,120	22,655,651
Alphabet, Inc. - Class C (a)	9,302	7,059,102
Envestnet, Inc. (a) (b)	9,587	286,172
Facebook, Inc. - Class A (a)	78,260	8,190,692

		38,191,617

IT Services—2.6%
Accenture plc - Class A	44,122	4,610,749
Alliance Data Systems Corp. (a)	6,294	1,740,732
Automatic Data Processing, Inc.	38,241	3,239,777
Cognizant Technology Solutions Corp. - Class A (a)	39,971	2,399,059
Genpact, Ltd. (a)	177,460	4,432,951
Global Payments, Inc.	37,637	2,427,963
Heartland Payment Systems, Inc.	26,026	2,467,785
Visa, Inc. - Class A (b)	123,634	9,587,817
WEX, Inc. (a)	24,622	2,176,585

		33,083,418

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—0.2%
Thermo Fisher Scientific, Inc.	21,589	$3,062,400

Machinery—0.8%
Dover Corp.	28,069	1,720,910
Illinois Tool Works, Inc.	58,090	5,383,781
Pentair plc (b)	53,343	2,642,079

		9,746,770

Media—2.1%
Comcast Corp. - Class A	176,690	9,970,617
DreamWorks Animation SKG, Inc. - Class A (a)	69,840	1,799,777
Interpublic Group of Cos., Inc. (The)	69,655	1,621,568
Time Warner Cable, Inc.	43,210	8,019,344
Twenty-First Century Fox, Inc. - Class A	173,453	4,710,983

		26,122,289

Metals & Mining—0.1%
Reliance Steel & Aluminum Co.	11,088	642,106

Multi-Utilities—0.9%
Ameren Corp.	38,454	1,662,366
Dominion Resources, Inc.	60,065	4,062,797
DTE Energy Co.	14,568	1,168,208
PG&E Corp.	41,407	2,202,438
Public Service Enterprise Group, Inc.	13,669	528,854
Sempra Energy	15,849	1,489,964

		11,114,627

Oil, Gas & Consumable Fuels—2.6%
Anadarko Petroleum Corp.	17,073	829,406
Cabot Oil & Gas Corp.	91,070	1,611,028
Cobalt International Energy, Inc. (a)	352,647	1,904,294
ConocoPhillips	46,280	2,160,813
Continental Resources, Inc. (a) (b)	127,275	2,924,780
Enbridge, Inc. (b)	114,685	3,806,395
EOG Resources, Inc.	3,160	223,696
Hess Corp.	26,880	1,303,142
Marathon Petroleum Corp.	45,520	2,359,757
Newfield Exploration Co. (a)	153,619	5,001,835
Oasis Petroleum, Inc. (a) (b)	107,460	791,980
ONEOK, Inc. (b)	16,746	412,956
PBF Energy, Inc. - Class A (b)	76,787	2,826,530
PDC Energy, Inc. (a) (b)	13,180	703,548
Pioneer Natural Resources Co.	28,957	3,630,629
TransCanada Corp. (b)	40,760	1,328,369
WPX Energy, Inc. (a) (b)	204,086	1,171,454

		32,990,612

Paper & Forest Products—0.1%
Boise Cascade Co. (a) (b)	68,433	1,747,095

Personal Products—0.8%
Avon Products, Inc. (b)	536,286	2,171,958
Estee Lauder Cos., Inc. (The) - Class A	86,267	7,596,672

		9,768,630

Pharmaceuticals—3.1%
Aerie Pharmaceuticals, Inc. (a) (b)	12,730	309,976
Allergan plc (a)	29,810	9,315,625
AstraZeneca plc (ADR) (b)	108,671	3,689,380
Bristol-Myers Squibb Co.	116,150	7,989,958
Eli Lilly & Co.	23,830	2,007,916
Johnson & Johnson	53,000	5,444,160
Merck & Co., Inc.	123,531	6,524,907
Mylan NV (a)	55,760	3,014,943
MyoKardia, Inc. (a) (b)	25,300	370,898
Ocular Therapeutix, Inc. (a) (b)	22,000	206,140
Relypsa, Inc. (a) (b)	13,475	381,882
Tetraphase Pharmaceuticals, Inc. (a) (b)	24,590	246,638

		39,502,423

Professional Services—0.7%
Equifax, Inc.	21,851	2,433,546
ManpowerGroup, Inc.	20,451	1,723,815
Nielsen Holdings plc	64,780	3,018,748
TransUnion (a)	44,390	1,223,832

		8,399,941

Real Estate Investment Trusts—2.0%
American Tower Corp.	57,372	5,562,215
AvalonBay Communities, Inc.	34,898	6,425,769
Public Storage	18,994	4,704,814
Simon Property Group, Inc.	23,173	4,505,758
SL Green Realty Corp.	34,941	3,947,634

		25,146,190

Road & Rail—0.2%
Genesee & Wyoming, Inc. - Class A (a) (b)	15,912	854,315
Kansas City Southern (b)	2,678	199,966
Knight Transportation, Inc. (b)	28,656	694,335
Norfolk Southern Corp.	8,790	743,546
Swift Transportation Co. (a) (b)	38,740	535,387

		3,027,549

Semiconductors & Semiconductor Equipment—1.2%
Applied Materials, Inc.	235,650	4,399,585
Avago Technologies, Ltd. (b)	26,390	3,830,509
First Solar, Inc. (a)	9,616	634,560
Lam Research Corp.	7,130	566,265
Linear Technology Corp.	34,950	1,484,327
Microchip Technology, Inc. (b)	24,660	1,147,676
NXP Semiconductors NV (a)	24,055	2,026,634
ON Semiconductor Corp. (a)	55,810	546,938
Skyworks Solutions, Inc.	3,600	276,588
SunEdison Semiconductor, Ltd. (a) (b)	33,900	265,776
SunPower Corp. (a) (b)	8,145	244,431

		15,423,289

Software—1.7%
Microsoft Corp.	342,011	18,974,770
ServiceNow, Inc. (a)	21,640	1,873,158

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—(Continued)
SS&C Technologies Holdings, Inc.	19,640	$1,340,823

		22,188,751

Specialty Retail—1.1%
Advance Auto Parts, Inc.	42,692	6,425,573
L Brands, Inc.	21,609	2,070,574
Ross Stores, Inc.	12,114	651,854
Signet Jewelers, Ltd.	35,030	4,332,861

		13,480,862

Technology Hardware, Storage & Peripherals—1.1%
Apple, Inc.	104,541	11,003,986
Pure Storage, Inc. - Class A (a) (b)	163,815	2,550,599

		13,554,585

Textiles, Apparel & Luxury Goods—0.5%
NIKE, Inc. - Class B	65,520	4,095,000
Ralph Lauren Corp. (b)	8,010	892,955
VF Corp.	32,540	2,025,615

		7,013,570

Tobacco—0.7%
Altria Group, Inc.	140,920	8,202,953
Philip Morris International, Inc.	8,830	776,246

		8,979,199

Total Common Stocks (Cost $662,993,155)		727,828,937

U.S. Treasury & Government Agencies—15.8%

Agency Sponsored Mortgage-Backed—14.6%
Fannie Mae 15 Yr. Pool 2.500%, TBA (c)	5,450,000	5,493,083
3.000%, 07/01/28	2,670,924	2,758,520
3.500%, 07/01/28	398,951	420,748
3.500%, TBA (c)	800,000	837,782
4.000%, 04/01/26	69,962	74,292
4.000%, 02/01/29	1,912,959	2,030,171
4.500%, 06/01/24	443,736	478,481
4.500%, 02/01/25	134,820	143,538
4.500%, 04/01/25	19,096	20,371
4.500%, 07/01/25	95,408	102,835
4.500%, 06/01/26	1,891,521	2,031,832
5.000%, TBA (c)	500,000	516,750
Fannie Mae 30 Yr. Pool 3.000%, 02/01/43	1,052,457	1,059,141
3.000%, 03/01/43	3,050,761	3,062,263
3.000%, 04/01/43	2,352,285	2,361,883
3.000%, 05/01/43	3,939,268	3,959,316
3.000%, 06/01/43	396,759	399,868
3.500%, 03/01/43	80,542	83,329
3.500%, 05/01/43	154,561	159,908

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 3.500%, 06/01/43	584,080	604,988
3.500%, 07/01/43	913,117	945,353
3.500%, 08/01/43	1,472,076	1,524,364
3.500%, TBA (c)	37,875,000	39,076,516
4.000%, 08/01/42	250,438	265,587
4.000%, TBA (c)	5,000,000	5,290,859
4.500%, 10/01/40	1,407,259	1,523,207
4.500%, 09/01/41	122,872	133,216
4.500%, 10/01/41	624,779	674,779
4.500%, 08/01/42	192,074	207,712
4.500%, 09/01/43	3,391,182	3,667,471
4.500%, 10/01/43	435,198	471,078
4.500%, 12/01/43	401,986	434,422
4.500%, 01/01/44	913,766	997,475
5.000%, 04/01/33	6,872	7,576
5.000%, 07/01/33	19,541	21,607
5.000%, 09/01/33	313,156	346,434
5.000%, 11/01/33	78,048	86,340
5.000%, 12/01/33	31,377	34,712
5.000%, 02/01/34	13,672	15,123
5.000%, 03/01/34	6,636	7,340
5.000%, 04/01/34	6,408	7,088
5.000%, 06/01/34	5,908	6,531
5.000%, 07/01/34	94,044	103,978
5.000%, 10/01/34	244,269	270,231
5.000%, 07/01/35	161,996	179,132
5.000%, 10/01/35	181,228	200,441
5.000%, 12/01/35	141,154	156,058
5.000%, 08/01/36	131,390	145,267
5.000%, 07/01/37	69,523	76,897
5.000%, 07/01/41	118,901	131,731
5.000%, 08/01/41	75,653	83,502
5.000%, TBA (c)	400,000	440,272
5.500%, 08/01/28	30,278	33,712
5.500%, 04/01/33	81,822	92,049
5.500%, 08/01/37	500,285	563,241
5.500%, 04/01/41	42,069	46,990
6.000%, 03/01/28	3,989	4,501
6.000%, 05/01/28	12,089	13,642
6.000%, 02/01/34	327,726	374,078
6.000%, 08/01/34	177,378	202,206
6.000%, 04/01/35	1,475,498	1,684,238
6.000%, 02/01/38	117,335	133,458
6.000%, 03/01/38	43,246	49,157
6.000%, 05/01/38	139,048	158,436
6.000%, 10/01/38	41,098	46,752
6.000%, 12/01/38	49,753	56,384
6.000%, TBA (c)	1,000,000	1,129,828
6.500%, 05/01/40	1,000,847	1,143,815
Fannie Mae ARM Pool 2.960%, 03/01/41 (d)	113,398	120,659
3.133%, 03/01/41 (d)	166,669	177,413
3.152%, 12/01/40 (d)	245,469	256,245
3.351%, 06/01/41 (d)	308,495	324,300
3.503%, 09/01/41 (d)	220,997	232,504

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae Pool 2.440%, 01/01/23	20,000	$19,796
2.640%, 03/01/27	315,719	305,344
2.690%, 04/01/25	200,000	196,180
2.780%, 02/01/27	700,000	684,995
2.780%, 03/01/27	608,000	592,582
2.890%, 02/01/27	1,045,000	1,028,076
2.970%, 06/01/27	1,115,000	1,104,247
2.970%, 06/01/30	1,264,000	1,209,098
3.130%, 02/01/27	412,000	413,331
3.160%, 12/01/26	90,000	90,582
3.210%, 05/01/23	165,000	170,610
3.240%, 12/01/26	85,200	86,527
3.340%, 04/01/24	85,000	88,170
3.355%, 01/01/27	1,357,285	1,396,867
3.450%, 01/01/24	34,524	36,031
3.470%, 01/01/24	34,129	35,663
3.650%, 08/01/23	1,840,972	1,947,339
3.670%, 08/01/23	82,537	87,412
3.700%, 10/01/23	25,000	26,465
3.760%, 03/01/24	30,000	31,881
3.780%, 10/01/23	2,187,003	2,325,097
3.810%, 11/01/23	631,071	672,201
3.855%, 12/01/25	45,000	47,922
3.860%, 11/01/23	25,000	26,734
3.870%, 10/01/25	77,541	82,606
3.890%, 05/01/30	103,391	112,974
3.930%, 10/01/23	110,000	117,939
3.960%, 05/01/34	44,050	48,854
3.970%, 05/01/29	30,000	31,950
4.060%, 10/01/28	66,899	72,833
Fannie Mae REMICS (CMO) 2.500%, 06/25/28 (e)	321,416	29,444
3.000%, 01/25/28 (e)	2,115,453	210,477
3.000%, 04/25/28 (e)	918,720	93,888
3.500%, 05/25/30 (e)	484,487	63,333
5.500%, 04/25/35	596,577	652,767
5.500%, 04/25/37	249,018	276,654
Fannie Mae-ACES (CMO) 2.333%, 01/25/22 (d) (e)	1,659,464	158,152
3.329%, 10/25/23 (d)	505,000	525,646
Freddie Mac 15 Yr. Gold Pool 3.000%, 07/01/28	944,254	974,838
3.000%, 08/01/29	665,345	688,154
3.000%, TBA (c)	200,000	206,095
3.500%, TBA (c)	1,500,000	1,567,828
Freddie Mac 20 Yr. Gold Pool 3.500%, 08/01/34	1,384,379	1,444,842
Freddie Mac 30 Yr. Gold Pool 3.000%, 03/01/43	500,091	500,364
3.000%, 04/01/43	2,658,851	2,660,304
3.000%, 08/01/43	1,180,903	1,181,700
3.000%, TBA (c)	1,800,000	1,797,027
3.500%, 04/01/42	322,756	333,551
3.500%, 08/01/42	254,825	263,796

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 3.500%, 09/01/42	149,923	$154,798
3.500%, 11/01/42	285,292	294,217
3.500%, 04/01/43	932,747	963,072
3.500%, 12/01/43	916,207	946,101
3.500%, TBA (c)	6,600,000	6,793,939
4.000%, 05/01/42	1,385,281	1,467,564
4.000%, 08/01/42	335,607	355,194
4.000%, 09/01/42	556,201	589,521
4.000%, 07/01/44	149,022	158,305
4.000%, TBA (c)	15,775,000	16,664,499
4.500%, 09/01/43	250,826	270,960
4.500%, 11/01/43	2,529,219	2,731,594
4.500%, TBA (c)	700,000	754,075
5.500%, 07/01/33	227,894	253,722
5.500%, 04/01/39	102,790	114,356
5.500%, 06/01/41	385,381	428,661
Freddie Mac ARM Non-Gold Pool 2.993%, 02/01/41 (d)	245,555	261,314
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 1.493%, 06/25/22 (d) (e)	1,910,887	144,637
1.540%, 12/25/18 (d) (e)	3,143,357	121,996
1.720%, 03/25/22 (d) (e)	1,467,510	124,357
1.771%, 05/25/19 (d) (e)	2,420,611	120,367
Freddie Mac REMICS (CMO) 4.500%, 03/15/41	283,635	322,849
6.500%, 07/15/36	383,126	432,701
FREMF Mortgage Trust (CMO) 3.009%, 10/25/47 (144A) (d)	770,000	763,652
Ginnie Mae (CMO) 0.910%, 02/16/53 (d) (e)	3,004,130	191,264
Ginnie Mae I 30 Yr. Pool 3.000%, 12/15/44	27,581	28,025
3.000%, 02/15/45	98,764	100,123
3.000%, 04/15/45	1,392,135	1,411,293
3.000%, 05/15/45	1,913,102	1,939,430
3.000%, 07/15/45	48,087	48,749
4.000%, 09/15/42	1,516,689	1,610,186
4.500%, 04/15/41	1,288,288	1,393,483
4.500%, 02/15/42	2,601,438	2,807,035
5.000%, 12/15/38	86,615	95,872
5.000%, 04/15/39	1,860,459	2,057,702
5.000%, 07/15/39	180,043	199,343
5.000%, 12/15/40	245,545	271,040
5.500%, 12/15/40	798,209	889,549
9.000%, 11/15/19	3,480	3,496
Ginnie Mae II 30 Yr. Pool 3.000%, 07/20/45	1,875,621	1,903,606
3.000%, 08/20/45	295,760	300,173
3.000%, 09/20/45	2,381,677	2,417,213
3.500%, TBA (c)	13,300,000	13,864,731
4.500%, TBA (c)	600,000	644,625
5.000%, 10/20/39	43,451	48,008

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2015

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association (CMO) 4.000%, 05/16/42 (e)	160,310	$23,251
5.000%, 10/16/41 (e)	703,119	122,573

		185,297,393

U.S. Treasury—1.2%
U.S. Treasury Bonds 2.750%, 08/15/42	350,000	334,537
3.000%, 11/15/44 (f)	595,000	592,838
U.S. Treasury Floating Rate Note 0.330%, 07/31/16 (b) (d) (f) (g)	5,000,000	5,001,160
U.S. Treasury Inflation Indexed Note 0.250%, 01/15/25 (h)	9,043,555	8,632,001
U.S. Treasury Note 0.625%, 12/31/16 (f)	250,000	249,580

		14,810,116

Total U.S. Treasury & Government Agencies (Cost $200,454,578)		200,107,509

Corporate Bonds & Notes—13.2%

Aerospace/Defense—0.1%
BAE Systems Holdings, Inc. 2.850%, 12/15/20 (144A)	130,000	129,669
Lockheed Martin Corp. 2.500%, 11/23/20	265,000	263,428
4.700%, 05/15/46	380,000	389,261
Triumph Group, Inc. 5.250%, 06/01/22	160,000	128,800

		911,158

Agriculture—0.2%
BAT International Finance plc 2.750%, 06/15/20 (144A)	490,000	489,857
Imperial Tobacco Finance plc 2.050%, 07/20/18 (144A)	200,000	198,891
2.950%, 07/21/20 (144A)	550,000	551,078
3.750%, 07/21/22 (144A)	310,000	311,241
Reynolds American, Inc. 3.250%, 06/12/20	960,000	975,651

		2,526,718

Apparel—0.0%
William Carter Co. (The) 5.250%, 08/15/21	290,000	297,975

Auto Manufacturers—0.6%
Daimler Finance North America LLC 1.650%, 03/02/18 (144A)	1,600,000	1,580,838
Ford Motor Credit Co. LLC 1.461%, 03/27/17	1,560,000	1,545,199
2.240%, 06/15/18	535,000	530,136

Auto Manufacturers—(Continued)
Ford Motor Credit Co. LLC 3.200%, 01/15/21	580,000	576,077
4.207%, 04/15/16	125,000	126,001
4.250%, 02/03/17	400,000	408,684
General Motors Financial Co., Inc. 2.400%, 04/10/18	575,000	572,177
3.500%, 07/10/19 (b)	1,080,000	1,083,618
4.750%, 08/15/17	1,215,000	1,259,276

		7,682,006

Auto Parts & Equipment—0.0%
Delphi Automotive plc 3.150%, 11/19/20	365,000	364,528

Banks—4.9%
Banco Bilbao Vizcaya Argentaria S.A. 7.000%, 12/29/49 (EUR) (d)	1,000,000	1,066,234
9.000%, 05/29/49 (d)	600,000	642,385
Banco Santander S.A. 6.250%, 03/12/49 (EUR) (d)	1,500,000	1,540,468
Bank of America Corp. 3.950%, 04/21/25	350,000	340,819
4.000%, 04/01/24	795,000	813,058
4.000%, 01/22/25	1,885,000	1,845,279
4.125%, 01/22/24	500,000	516,425
4.200%, 08/26/24	30,000	29,765
6.050%, 05/16/16	700,000	711,544
7.750%, 05/14/38	825,000	1,119,345
Bank of Ireland 7.375%, 12/29/49 (EUR) (d)	450,000	509,880
Bank of New York Mellon Corp. (The) 2.600%, 08/17/20	1,060,000	1,064,188
Bank of Nova Scotia (The) 4.500%, 12/16/25 (b)	1,530,000	1,522,921
Barclays Bank plc 6.050%, 12/04/17 (144A)	2,325,000	2,479,998
8.000%, 12/15/49 (EUR) (d)	550,000	647,771
Barclays plc 8.250%, 12/29/49 (d)	600,000	638,821
BPCE S.A. 5.150%, 07/21/24 (144A)	1,000,000	1,008,404
Branch Banking & Trust Co. 3.625%, 09/16/25	1,660,000	1,675,612
Capital One Financial Corp. 6.150%, 09/01/16	1,575,000	1,622,856
Capital One N.A. 1.650%, 02/05/18	925,000	915,848
2.350%, 08/17/18	580,000	581,090
CIT Group, Inc. 5.500%, 02/15/19 (144A)	540,000	564,300
Citigroup, Inc. 4.300%, 11/20/26	675,000	671,668
4.400%, 06/10/25	500,000	505,004
4.450%, 09/29/27	2,140,000	2,125,831
4.650%, 07/30/45	825,000	837,208
5.500%, 09/13/25	1,400,000	1,519,692

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 5.500%, 01/22/49 (EUR) (d)	200,000	$219,741
Credit Agricole S.A. 6.500%, 04/29/49 (EUR) (b) (d)	325,000	362,465
6.625%, 09/29/49 (144A) (b) (d)	270,000	265,410
8.125%, 09/19/33 (144A) (d)	225,000	247,979
Credit Suisse Group AG 6.250%, 12/29/49 (144A) (d)	670,000	669,496
Credit Suisse Group Funding Guernsey, Ltd. 3.125%, 12/10/20 (144A)	1,080,000	1,075,095
Credit Suisse Group Guernsey, Ltd. 7.875%, 02/24/41 (d)	250,000	257,500
Deutsche Bank AG 4.500%, 04/01/25	1,015,000	933,708
Goldman Sachs Group, Inc. (The) 2.600%, 04/23/20	1,850,000	1,835,951
2.750%, 09/15/20	440,000	439,711
3.625%, 02/07/16	331,000	331,839
4.250%, 10/21/25	40,000	39,694
4.750%, 10/21/45	215,000	213,576
5.150%, 05/22/45	640,000	621,687
5.625%, 01/15/17	300,000	311,603
6.250%, 02/01/41	430,000	512,905
6.750%, 10/01/37	1,375,000	1,607,287
HSBC Holdings plc 4.250%, 08/18/25	1,100,000	1,091,648
5.250%, 03/14/44	280,000	290,535
5.250%, 12/29/49 (EUR) (d)	225,000	240,851
5.625%, 12/29/49 (b) (d)	675,000	675,844
6.800%, 06/01/38	480,000	597,480
HSBC USA, Inc. 2.750%, 08/07/20	375,000	375,038
JPMorgan Chase & Co. 2.550%, 10/29/20	530,000	525,553
2.600%, 01/15/16	520,000	520,217
2.750%, 06/23/20	830,000	833,698
4.250%, 10/01/27	1,950,000	1,945,339
4.500%, 01/24/22	360,000	388,298
5.600%, 07/15/41	125,000	144,284
5.625%, 08/16/43	220,000	239,404
6.000%, 01/15/18	725,000	783,044
KBC Groep NV 5.625%, 03/29/49 (EUR) (d)	190,000	206,482
LBI HF 6.100%, 08/25/11 (144A) (i)	320,000	35,200
Lloyds Banking Group plc 6.375%, 06/27/49 (EUR) (b) (d)	780,000	894,083
7.000%, 12/29/49 (GBP) (d)	280,000	418,968
Morgan Stanley 2.500%, 01/24/19	455,000	457,484
3.950%, 04/23/27	465,000	451,319
4.000%, 07/23/25	280,000	288,337
4.300%, 01/27/45	750,000	715,581
4.350%, 09/08/26	520,000	521,700

Banks—(Continued)
Morgan Stanley 5.000%, 11/24/25	707,000	750,514
5.550%, 04/27/17	1,350,000	1,416,475
6.250%, 08/28/17	1,000,000	1,070,723
Royal Bank of Scotland Group plc 6.125%, 12/15/22	450,000	489,914
7.500%, 12/29/49 (d)	520,000	541,450
Santander Issuances S.A.U. 5.179%, 11/19/25	2,600,000	2,560,605
Santander UK Group Holdings plc 4.750%, 09/15/25 (144A)	665,000	656,227
Societe Generale S.A. 8.250%, 09/29/49 (d)	835,000	885,100
Standard Chartered plc 6.500%, 12/29/49 (144A) (b) (d)	480,000	463,767
SunTrust Banks, Inc. 3.500%, 01/20/17	945,000	961,311
UBS Group AG 5.750%, 12/29/49 (EUR) (d)	250,000	284,932
Wells Fargo & Co. 2.600%, 07/22/20	450,000	448,847
4.900%, 11/17/45	1,175,000	1,185,479
5.606%, 01/15/44	765,000	849,838

		62,667,630

Beverages—0.1%
Anheuser-Busch InBev Finance, Inc. 2.150%, 02/01/19	175,000	173,989
Anheuser-Busch InBev Worldwide, Inc. 2.500%, 07/15/22	290,000	279,004
3.750%, 07/15/42	405,000	347,979

		800,972

Biotechnology—0.1%
Celgene Corp. 4.625%, 05/15/44	715,000	675,380
Gilead Sciences, Inc. 3.250%, 09/01/22	205,000	206,420

		881,800

Building Materials—0.1%
Building Materials Corp. of America 5.375%, 11/15/24 (144A)	145,000	144,638
6.000%, 10/15/25 (144A)	280,000	285,600
Cemex S.A.B. de C.V. 4.750%, 01/11/22 (EUR)	195,000	196,510
CRH America, Inc. 5.125%, 05/18/45 (144A)	500,000	500,286
Norbord, Inc. 6.250%, 04/15/23 (144A)	220,000	217,250
USG Corp. 5.500%, 03/01/25 (144A)	10,000	10,150

		1,354,434

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Chemicals—0.1%
CF Industries, Inc. 4.950%, 06/01/43	500,000	$425,136
5.150%, 03/15/34	1,060,000	932,497

		1,357,633

Coal—0.0%
Peabody Energy Corp. 6.000%, 11/15/18	20,000	3,700
6.500%, 09/15/20	245,000	33,688

		37,388

Commercial Services—0.1%
ADT Corp. (The) 6.250%, 10/15/21 (b)	470,000	490,938
Cardtronics, Inc. 5.125%, 08/01/22	220,000	212,300
United Rentals North America, Inc. 4.625%, 07/15/23	105,000	104,738
5.500%, 07/15/25 (b)	135,000	130,950

		938,926

Computers—0.1%
Apple, Inc. 3.450%, 02/09/45	550,000	473,527
Hewlett Packard Enterprise Co. 2.450%, 10/05/17 (144A)	795,000	794,326
NCR Corp. 4.625%, 02/15/21	240,000	228,600

		1,496,453

Diversified Financial Services—0.4%
Aircastle, Ltd. 5.500%, 02/15/22	50,000	51,250
GE Capital International Funding Co. 2.342%, 11/15/20 (144A)	596,000	591,029
General Electric Capital Corp. 5.300%, 02/11/21	126,000	142,080
Intercontinental Exchange, Inc. 2.750%, 12/01/20	435,000	434,892
International Lease Finance Corp. 5.875%, 04/01/19	715,000	757,900
Navient Corp. 5.500%, 01/15/19	520,000	486,200
7.250%, 01/25/22	110,000	102,850
Synchrony Financial 2.600%, 01/15/19	740,000	737,341
Visa, Inc. 1.200%, 12/14/17	815,000	814,087
2.800%, 12/14/22	980,000	984,050
4.300%, 12/14/45	640,000	649,318

		5,750,997

Electric—0.2%
AES Corp. 5.500%, 03/15/24 (b)	325,000	290,063
Duke Energy Carolinas LLC 4.250%, 12/15/41	435,000	433,587
Duke Energy Progress LLC 4.375%, 03/30/44	565,000	573,903
Electricite de France S.A. 4.950%, 10/13/45 (144A)	650,000	631,119
Exelon Corp. 2.850%, 06/15/20	565,000	561,911
NRG Energy, Inc. 6.250%, 07/15/22	200,000	170,400

		2,660,983

Electrical Components & Equipment—0.0%
EnerSys 5.000%, 04/30/23 (144A)	215,000	213,925

Environmental Control—0.0%
Clean Harbors, Inc. 5.250%, 08/01/20	210,000	214,200

Food—0.1%
Kraft Heinz Foods Co. 2.000%, 07/02/18 (144A)	1,225,000	1,219,218
2.800%, 07/02/20 (144A)	360,000	359,069

		1,578,287

Forest Products & Paper—0.0%
Cascades, Inc. 5.500%, 07/15/22 (144A)	70,000	67,900
5.750%, 07/15/23 (144A)	120,000	115,200
Clearwater Paper Corp. 5.375%, 02/01/25 (144A)	220,000	212,850

		395,950

Gas—0.0%
Southern Star Central Corp. 5.125%, 07/15/22 (144A)	25,000	20,625

Healthcare-Products—0.2%
Danaher Corp. 2.400%, 09/15/20	350,000	349,989
3.350%, 09/15/25	190,000	192,887
Hologic, Inc. 5.250%, 07/15/22 (144A)	60,000	61,200
Medtronic, Inc. 2.500%, 03/15/20	595,000	599,221
3.150%, 03/15/22	505,000	510,513
4.375%, 03/15/35	425,000	429,608
Zimmer Biomet Holdings, Inc. 1.450%, 04/01/17	555,000	552,297

		2,695,715

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—0.4%
Anthem, Inc. 2.300%, 07/15/18	822,000	$820,450
3.500%, 08/15/24	900,000	878,744
4.625%, 05/15/42	400,000	377,726
CHS/Community Health Systems, Inc. 5.125%, 08/01/21	250,000	248,750
HCA, Inc. 6.500%, 02/15/20	535,000	582,882
MEDNAX, Inc. 5.250%, 12/01/23 (144A)	40,000	40,200
Tenet Healthcare Corp. 6.000%, 10/01/20	460,000	484,150
UnitedHealth Group, Inc. 3.350%, 07/15/22	520,000	531,878
3.750%, 07/15/25	475,000	489,666
4.750%, 07/15/45	175,000	184,326
WellCare Health Plans, Inc. 5.750%, 11/15/20	110,000	113,300

		4,752,072

Holding Companies-Diversified—0.1%
Hutchison Whampoa International, Ltd. 2.000%, 11/08/17 (144A)	1,050,000	1,049,550

Home Builders—0.1%
CalAtlantic Group, Inc. 5.375%, 10/01/22	240,000	241,200
Lennar Corp. 4.500%, 06/15/19	215,000	218,628
Meritage Homes Corp. 6.000%, 06/01/25	220,000	219,450

		679,278

Insurance—0.1%
American International Group, Inc. 4.700%, 07/10/35	535,000	531,753
CNO Financial Group, Inc. 4.500%, 05/30/20	10,000	10,200
5.250%, 05/30/25	50,000	50,875
Marsh & McLennan Cos., Inc. 2.550%, 10/15/18	525,000	530,001
3.500%, 03/10/25	370,000	364,256
Massachusetts Mutual Life Insurance Co. 8.875%, 06/01/39 (144A)	325,000	471,932

		1,959,017

Iron/Steel—0.0%
ArcelorMittal 6.250%, 08/05/20 (b)	400,000	319,500
Steel Dynamics, Inc. 5.125%, 10/01/21	95,000	87,875
5.500%, 10/01/24	105,000	95,813
United States Steel Corp. 6.875%, 04/01/21	25,000	11,750
7.375%, 04/01/20 (b)	45,000	23,382

		538,320

Lodging—0.0%
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.375%, 03/15/22	216,000	205,250

Machinery-Construction & Mining—0.0%
Oshkosh Corp. 5.375%, 03/01/25	120,000	117,600

Machinery-Diversified—0.0%
Case New Holland Industrial, Inc. 7.875%, 12/01/17	335,000	354,262
CNH Industrial Capital LLC 3.375%, 07/15/19 (b)	15,000	14,138

		368,400

Media—1.1%
21st Century Fox America, Inc. 3.700%, 10/15/25 (144A)	385,000	384,046
6.150%, 03/01/37	825,000	919,701
CCO Holdings LLC / CCO Holdings Capital Corp. 5.125%, 02/15/23	10,000	10,012
5.250%, 09/30/22	330,000	333,300
5.750%, 09/01/23 (b)	60,000	61,500
CCO Safari LLC 3.579%, 07/23/20 (144A)	620,000	616,286
4.464%, 07/23/22 (144A)	415,000	413,552
4.908%, 07/23/25 (144A)	995,000	994,032
6.484%, 10/23/45 (144A)	1,140,000	1,141,868
Comcast Corp. 4.750%, 03/01/44	240,000	249,290
COX Communications, Inc. 3.250%, 12/15/22 (144A)	190,000	172,655
3.850%, 02/01/25 (144A) (b)	355,000	325,237
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 5.150%, 03/15/42	439,000	409,296
DISH DBS Corp. 7.875%, 09/01/19	490,000	532,875
Grupo Televisa S.A.B. 5.000%, 05/13/45	255,000	219,250
6.125%, 01/31/46	360,000	357,876
Liberty Interactive LLC 8.250%, 02/01/30	385,000	383,075
NBCUniversal Media LLC 5.150%, 04/30/20	601,000	671,062
Sky plc 2.625%, 09/16/19 (144A)	810,000	806,258
TEGNA, Inc. 4.875%, 09/15/21 (144A)	225,000	225,562
5.125%, 10/15/19	360,000	372,600
Time Warner Cable, Inc. 4.500%, 09/15/42	325,000	255,054
7.300%, 07/01/38	500,000	542,079

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Time Warner Cable, Inc. 8.250%, 04/01/19	626,000	$718,836
8.750%, 02/14/19	759,000	880,480
Time Warner, Inc. 3.600%, 07/15/25 (b)	350,000	340,718
4.850%, 07/15/45	275,000	261,868
6.500%, 11/15/36	535,000	604,204
Videotron, Ltd. 5.375%, 06/15/24 (144A)	195,000	195,975

		13,398,547

Mining—0.1%
Corp. Nacional del Cobre de Chile 4.500%, 09/16/25 (144A) (b)	785,000	739,224
Freeport-McMoRan, Inc. 5.450%, 03/15/43	60,000	31,200

		770,424

Miscellaneous Manufacturing—0.1%
General Electric Co. 4.100%, 12/29/49 (d)	710,580	708,804

Oil & Gas—0.8%
Anadarko Petroleum Corp. 6.375%, 09/15/17	425,000	445,664
Antero Resources Corp. 5.625%, 06/01/23 (144A)	100,000	78,000
BP Capital Markets plc 3.062%, 03/17/22	125,000	122,485
Cenovus Energy, Inc. 5.200%, 09/15/43	455,000	356,169
CNPC General Capital, Ltd. 1.450%, 04/16/16 (144A)	1,300,000	1,299,597
Concho Resources, Inc. 6.500%, 01/15/22	65,000	62,400
ConocoPhillips Co. 3.350%, 11/15/24 (b)	525,000	480,121
Continental Resources, Inc. 5.000%, 09/15/22	235,000	173,313
Devon Energy Corp. 5.850%, 12/15/25 (b)	165,000	160,470
Ecopetrol S.A. 5.875%, 05/28/45	585,000	415,350
Encana Corp. 6.500%, 05/15/19	800,000	779,981
Harvest Operations Corp. 6.875%, 10/01/17	210,000	160,650
Hess Corp. 5.600%, 02/15/41	190,000	160,154
6.000%, 01/15/40	260,000	230,492
Kerr-McGee Corp. 6.950%, 07/01/24	585,000	628,468
Marathon Oil Corp. 2.700%, 06/01/20	555,000	489,367

Oil & Gas—(Continued)
MEG Energy Corp. 7.000%, 03/31/24 (144A)	136,000	96,560
Pertamina Persero PT 5.625%, 05/20/43	620,000	485,239
Petrobras Global Finance B.V. 5.375%, 10/01/29 (GBP)	420,000	354,935
6.750%, 01/27/41	595,000	380,800
Petroleos Mexicanos 3.500%, 07/23/20 (144A)	180,000	170,370
5.500%, 06/27/44	625,000	470,212
7.470%, 11/12/26 (MXN)	12,500,000	648,496
QEP Resources, Inc. 5.375%, 10/01/22	5,000	3,600
6.800%, 03/01/20	15,000	13,500
SM Energy Co. 6.125%, 11/15/22	55,000	40,425
Statoil ASA 3.700%, 03/01/24 (b)	90,000	91,183
3.950%, 05/15/43	525,000	474,577
Tesoro Corp. 5.125%, 04/01/24	150,000	149,250
YPF S.A. 8.500%, 07/28/25 (b)	405,000	385,763
Zhaikmunai LLP 7.125%, 11/13/19 (b)	280,000	217,700

		10,025,291

Oil & Gas Services—0.0%
Halliburton Co. 2.700%, 11/15/20	295,000	291,592

Packaging & Containers—0.0%
Ball Corp. 4.375%, 12/15/20	60,000	60,938
Graphic Packaging International, Inc. 4.875%, 11/15/22	220,000	222,750
Owens-Brockway Glass Container, Inc. 5.875%, 08/15/23 (144A)	95,000	96,425

		380,113

Pharmaceuticals—0.5%
Actavis Funding SCS 2.350%, 03/12/18	1,915,000	1,916,995
3.000%, 03/12/20	1,220,000	1,219,030
Cardinal Health, Inc. 1.950%, 06/15/18	265,000	264,310
3.500%, 11/15/24	920,000	921,068
EMD Finance LLC 2.950%, 03/19/22 (144A)	705,000	680,220
Mylan NV 3.000%, 12/15/18 (144A)	280,000	279,382
3.750%, 12/15/20 (144A)	325,000	325,341
Perrigo Co. plc 1.300%, 11/08/16	335,000	332,631

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Quintiles Transnational Corp. 4.875%, 05/15/23 (144A)	85,000	$85,425

		6,024,402

Pipelines—0.3%
Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 6.250%, 04/01/23 (144A)	100,000	69,750
DCP Midstream LLC 5.350%, 03/15/20 (144A)	25,000	21,501
9.750%, 03/15/19 (144A)	30,000	30,547
DCP Midstream Operating L.P. 2.700%, 04/01/19	30,000	24,303
3.875%, 03/15/23	20,000	15,097
4.950%, 04/01/22	66,000	54,015
5.600%, 04/01/44	50,000	30,366
Energy Transfer Equity L.P. 7.500%, 10/15/20	390,000	360,750
Energy Transfer Partners L.P. 4.750%, 01/15/26	320,000	269,147
Kinder Morgan, Inc. 5.050%, 02/15/46	620,000	459,799
MPLX L.P. 4.875%, 12/01/24 (144A)	105,000	94,237
4.875%, 06/01/25 (144A)	100,000	89,500
Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.875%, 03/01/22	375,000	353,460
Sunoco Logistics Partners Operations L.P. 4.250%, 04/01/24 (b)	300,000	259,464
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. 5.500%, 10/15/19 (144A)	130,000	126,100
6.250%, 10/15/22 (144A)	200,000	189,500
Williams Partners L.P. 3.600%, 03/15/22	1,130,000	888,653
4.300%, 03/04/24	260,000	206,035

		3,542,224

Real Estate—0.1%
Agile Property Holdings, Ltd. 8.875%, 04/28/17	200,000	201,500
Prologis L.P. 3.350%, 02/01/21	975,000	987,263

		1,188,763

Real Estate Investment Trusts—0.6%
American Tower Corp. 3.400%, 02/15/19	785,000	805,244
4.500%, 01/15/18	425,000	443,230
Brandywine Operating Partnership L.P. 3.950%, 02/15/23	875,000	851,816
Duke Realty L.P. 3.625%, 04/15/23	550,000	537,387
3.750%, 12/01/24	240,000	233,428

Real Estate Investment Trusts—(Continued)
Equinix, Inc. 4.875%, 04/01/20	190,000	197,505
HCP, Inc. 4.000%, 06/01/25	1,100,000	1,074,054
Kimco Realty Corp. 3.125%, 06/01/23	605,000	585,749
3.400%, 11/01/22	300,000	297,177
Liberty Property L.P. 4.125%, 06/15/22	525,000	530,981
Ventas Realty L.P. / Ventas Capital Corp. 2.700%, 04/01/20	570,000	562,056
Welltower, Inc. 4.500%, 01/15/24	1,250,000	1,278,781

		7,397,408

Retail—0.3%
CVS Health Corp. 2.800%, 07/20/20	1,335,000	1,340,997
3.875%, 07/20/25	465,000	474,570
5.125%, 07/20/45	805,000	848,012
Group 1 Automotive, Inc. 5.000%, 06/01/22	205,000	202,950
Home Depot, Inc. (The) 4.250%, 04/01/46	520,000	531,591
McDonald’s Corp. 2.750%, 12/09/20	230,000	229,841
Sally Holdings LLC / Sally Capital, Inc. 5.625%, 12/01/25	45,000	45,450
5.750%, 06/01/22	45,000	46,575

		3,719,986

Savings & Loans—0.1%
Nationwide Building Society 6.875%, 03/11/49 (GBP) (d)	730,000	1,078,856

Semiconductors—0.2%
NXP B.V. / NXP Funding LLC 4.625%, 06/15/22 (144A)	200,000	196,500
QUALCOMM, Inc. 3.450%, 05/20/25 (b)	250,000	239,790
Sensata Technologies B.V. 5.000%, 10/01/25 (144A)	180,000	175,950
5.625%, 11/01/24 (144A)	20,000	20,450
TSMC Global, Ltd. 1.625%, 04/03/18 (144A)	1,400,000	1,372,175

		2,004,865

Shipbuilding—0.0%
Huntington Ingalls Industries, Inc. 5.000%, 11/15/25 (144A)	25,000	25,375

Software—0.1%
Activision Blizzard, Inc. 5.625%, 09/15/21 (144A)	420,000	439,950

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2015

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Audatex North America, Inc. 6.000%, 06/15/21 (144A)	270,000	$272,025
6.125%, 11/01/23 (144A)	60,000	60,375
First Data Corp. 5.000%, 01/15/24 (144A)	40,000	39,800
5.375%, 08/15/23 (144A)	215,000	216,075
MSCI, Inc. 5.250%, 11/15/24 (144A)	75,000	76,125
5.750%, 08/15/25 (144A)	65,000	66,625
Open Text Corp. 5.625%, 01/15/23 (144A)	80,000	79,200

		1,250,175

Telecommunications—0.7%
AT&T, Inc. 4.500%, 05/15/35	195,000	180,348
4.750%, 05/15/46	560,000	512,734
CommScope, Inc. 4.375%, 06/15/20 (144A)	135,000	136,012
Digicel Group, Ltd. 7.125%, 04/01/22	530,000	397,500
Frontier Communications Corp. 10.500%, 09/15/22 (144A)	65,000	64,756
GTP Acquisition Partners LLC 3.482%, 06/15/50 (144A)	1,355,000	1,333,997
Inmarsat Finance plc 4.875%, 05/15/22 (144A)	130,000	126,750
Nokia Oyj 6.625%, 05/15/39	200,000	204,626
SoftBank Group Corp. 4.500%, 04/15/20 (144A)	380,000	378,100
Sprint Communications, Inc. 7.000%, 03/01/20 (144A) (b)	540,000	541,350
Sprint Corp. 7.125%, 06/15/24	40,000	28,850
T-Mobile USA, Inc. 6.464%, 04/28/19	95,000	97,833
6.731%, 04/28/22	400,000	417,000
Verizon Communications, Inc. 3.000%, 11/01/21	415,000	413,833
4.400%, 11/01/34	535,000	493,607
4.672%, 03/15/55	2,128,000	1,847,532
4.862%, 08/21/46	800,000	757,381
5.012%, 08/21/54	523,000	478,854

		8,411,063

Transportation—0.1%
Kansas City Southern 3.000%, 05/15/23 (144A)	1,200,000	1,135,551
Ryder System, Inc. 2.550%, 06/01/19	260,000	258,421

		1,393,972

Trucking & Leasing—0.1%
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 4.875%, 07/11/22 (144A)	1,425,000	1,482,134

Total Corporate Bonds & Notes (Cost $174,588,698)		167,611,784

Mortgage-Backed Securities—7.6%

Collateralized Mortgage Obligations—2.8%
Adjustable Rate Mortgage Trust 0.682%, 01/25/36 (d)	77,267	63,551
0.692%, 11/25/35 (d)	495,893	451,972
0.922%, 01/25/36 (d)	340,220	294,575
Banc of America Funding Trust 0.437%, 02/20/47 (d)	1,684,672	1,372,254
Bear Stearns Adjustable Rate Mortgage Trust 2.811%, 07/25/36 (d)	773,846	664,664
Bear Stearns ALT-A Trust 0.902%, 02/25/36 (d)	978,070	802,103
Bear Stearns Mortgage Funding Trust 0.602%, 10/25/36 (d)	518,917	429,571
0.622%, 02/25/37 (d)	1,047,635	807,467
CHL Mortgage Pass-Through Trust 2.592%, 03/20/36 (d)	111,877	99,395
Countrywide Alternative Loan Trust 0.692%, 01/25/36 (d)	345,532	307,937
0.742%, 11/25/35 (d)	229,680	189,426
0.822%, 10/25/36 (d)	58,538	40,930
1.222%, 12/25/35 (d)	302,531	249,897
5.500%, 11/25/35	1,292,922	1,225,849
5.500%, 12/25/35	145,416	127,011
5.750%, 05/25/36	90,982	76,351
6.000%, 12/25/36	229,184	174,247
Countrywide Home Loan Mortgage Pass-Through Trust 0.622%, 04/25/46 (d)	455,660	368,917
0.762%, 03/25/35 (d)	265,557	215,526
1.102%, 02/25/35 (d)	238,868	208,462
2.511%, 06/20/35 (d)	38,326	36,884
2.718%, 09/25/47 (d)	963,205	863,055
5.750%, 08/25/37	204,913	192,085
Deutsche ALT-A Securities Mortgage Loan Trust 0.572%, 12/25/36 (d)	552,339	446,674
DSLA Mortgage Loan Trust 1.163%, 03/19/46 (d)	162,387	117,799
Fannie Mae Connecticut Avenue Securities 3.022%, 05/25/24 (d)	400,000	353,450
3.322%, 07/25/24 (d)	415,000	378,712
3.422%, 07/25/24 (d)	870,000	788,880
4.421%, 05/25/25 (d)	170,000	161,532
5.322%, 11/25/24 (d)	250,000	254,710
Fannie Mae REMICS (CMO) Zero Coupon, 03/25/36 (j)	50,358	43,160
Zero Coupon, 06/25/36 (j)	446,040	396,595

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2015

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Fannie Mae REMICS (CMO) 1.875%, 04/25/55 (d) (e)	1,665,157	$113,139
4.000%, 03/25/42 (e)	222,116	34,197
4.000%, 11/25/42 (e)	128,611	21,455
4.500%, 07/25/27 (e)	348,979	41,096
5.457%, 05/25/42 (d) (e)	211,522	27,514
Freddie Mac REMICS (CMO) Zero Coupon, 11/15/36 (j)	60,633	54,094
3.000%, 03/15/33 (e)	287,348	39,005
4.000%, 07/15/27 (e)	1,275,297	149,357
4.750%, 07/15/39	1,063,837	1,148,610
5.500%, 08/15/33	121,853	133,968
Freddie Mac Structured Agency Credit Risk Debt Notes 2.272%, 10/25/27 (d)	370,000	364,935
2.622%, 02/25/24 (d)	615,000	612,938
2.822%, 10/25/24 (d)	375,600	376,681
2.822%, 01/25/25 (d)	525,000	533,033
2.922%, 08/25/24 (d)	650,000	655,683
3.022%, 12/25/27 (d)	1,870,000	1,859,714
3.072%, 03/25/28 (d)	1,000,000	990,478
3.272%, 04/25/28 (d)	2,465,000	2,460,118
Government National Mortgage Association (CMO) 4.000%, 01/20/44 (e)	109,318	25,184
4.000%, 11/20/44 (e)	1,594,075	325,092
GSR Mortgage Loan Trust 0.922%, 11/25/35 (d)	727,379	499,931
2.869%, 01/25/36 (d)	1,058,458	971,510
6.000%, 07/25/37	528,710	479,194
HarborView Mortgage Loan Trust 1.102%, 01/19/35 (d)	117,061	78,669
IndyMac INDX Mortgage Loan Trust 2.766%, 10/25/35 (d)	106,925	91,890
JPMorgan Mortgage Trust 2.867%, 05/25/36 (d)	65,263	58,008
Lehman XS Trust 0.612%, 11/25/46 (d)	1,084,611	849,030
0.662%, 06/25/47 (d)	1,016,773	684,511
LSTAR Securities Investment Trust 2.244%, 04/01/20 (144A) (d)	1,312,723	1,293,853
2.244%, 10/01/20 (144A) (d)	1,553,516	1,526,330
Luminent Mortgage Trust 0.622%, 10/25/46 (d)	171,814	146,427
0.682%, 11/25/35 (d)	88,219	79,544
MASTR Adjustable Rate Mortgages Trust 0.662%, 05/25/37 (d)	171,220	110,026
2.244%, 09/25/33 (d)	170,474	163,352
Morgan Stanley Mortgage Loan Trust 2.750%, 05/25/36 (d)	571,276	410,145
Nomura Asset Acceptance Corp. Alternative Loan Trust 3.706%, 06/25/36 (d)	88,246	65,957
Residential Accredit Loans, Inc. Trust 0.642%, 02/25/46 (d)	495,635	211,149
0.722%, 04/25/36 (d)	809,627	551,712

Collateralized Mortgage Obligations—(Continued)
Residential Accredit Loans, Inc. Trust 1.057%, 09/25/46 (d)	692,676	486,506
6.000%, 12/25/35	501,028	436,746
Residential Asset Securitization Trust 0.872%, 03/25/35 (d)	393,702	318,969
RFMSI Trust 2.872%, 08/25/35 (d)	146,707	110,862
Structured Adjustable Rate Mortgage Loan Trust 0.722%, 09/25/34 (d)	109,819	94,885
Structured Agency Credit Risk Debt Notes 1.871%, 04/25/24 (d)	525,000	515,980
Structured Asset Mortgage Investments Trust 0.652%, 02/25/36 (d)	190,967	147,608
WaMu Mortgage Pass-Through Certificates Trust 0.842%, 06/25/44 (d)	190,473	171,393
1.063%, 12/25/46 (d)	142,705	109,832
1.237%, 07/25/46 (d)	121,294	98,753
2.151%, 11/25/46 (d)	119,297	106,734
2.195%, 06/25/37 (d)	61,894	53,498
Wells Fargo Alternative Loan Trust 2.739%, 12/28/37 (d)	38,011	32,697
Wells Fargo Mortgage-Backed Securities Trust 2.736%, 10/25/36 (d)	745,419	706,104
2.738%, 10/25/35 (d)	1,541,000	1,477,323

		35,309,060

Commercial Mortgage-Backed Securities—4.8%
Banc of America Commercial Mortgage Trust 3.705%, 09/15/48	95,000	97,071
5.492%, 02/10/51	623,076	645,349
BB-UBS Trust 3.430%, 11/05/36 (144A)	2,520,000	2,506,929
Bear Stearns Commercial Mortgage Securities Trust 5.177%, 10/12/42 (d)	145,000	144,767
5.449%, 12/11/40	11,611	11,599
5.620%, 04/12/38 (d)	110,000	110,742
5.694%, 06/11/50 (d)	650,202	678,140
CD Commercial Mortgage Trust 5.322%, 12/11/49	593,784	603,779
CD Mortgage Trust 6.119%, 11/15/44 (d)	80,000	84,884
Citigroup Commercial Mortgage Trust 1.133%, 07/10/47 (d) (e)	4,623,253	312,608
1.175%, 04/10/48 (d) (e)	5,062,669	373,758
2.935%, 04/10/48	85,000	81,948
3.110%, 04/10/48 (144A)	580,000	405,365
3.192%, 04/10/48	125,000	122,554
3.622%, 07/10/47	285,100	291,025
3.762%, 06/10/48	295,000	301,559
3.818%, 11/10/48	220,000	225,415
4.023%, 03/10/47	655,000	687,281
4.400%, 03/10/47 (144A) (d)	130,000	98,744
6.137%, 12/10/49 (d)	440,000	467,974

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2015

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
COBALT CMBS Commercial Mortgage Trust 5.254%, 08/15/48	140,000	$141,877
Commercial Mortgage Pass-Through Certificates 1.014%, 02/10/47 (e)	3,894,159	156,571
3.213%, 03/10/46	45,000	45,257
3.424%, 03/10/31 (144A)	1,065,000	1,074,174
3.694%, 08/10/47	395,000	401,299
3.961%, 03/10/47	30,000	31,113
4.234%, 07/10/45 (d)	680,134	730,866
4.574%, 10/15/45 (144A) (d)	165,000	121,809
4.750%, 10/15/45 (144A) (d)	220,000	173,505
6.044%, 12/10/49 (d)	1,431,669	1,475,873
Commercial Mortgage Pass-Through Certificates Mortgage Trust 2.853%, 10/15/45	225,000	223,034
3.101%, 03/10/46	145,000	144,948
3.183%, 02/10/48	65,000	63,735
3.350%, 02/10/48	320,000	317,103
3.463%, 08/10/55	235,000	174,215
3.472%, 10/10/48 (144A) (d)	475,000	348,049
3.497%, 05/10/48	350,000	351,184
3.528%, 12/10/47	375,000	377,995
3.612%, 06/10/46 (d)	245,000	252,323
3.612%, 10/10/48	335,000	337,432
3.620%, 07/10/50	130,000	131,397
3.696%, 08/10/55	385,000	391,324
3.796%, 08/10/47	85,000	87,594
4.074%, 02/10/47 (d)	115,000	121,491
4.236%, 02/10/47	100,000	106,906
Commercial Mortgage Pass-Through Trust 1.936%, 10/15/45 (d) (e)	457,914	39,740
Commercial Mortgage Trust 3.902%, 07/10/50	210,000	216,211
Credit Suisse Commercial Mortgage Trust 5.699%, 06/15/39 (d)	235,254	241,528
Credit Suisse First Boston Mortgage Securities Corp. 4.771%, 07/15/37	8,310	8,305
CSAIL Commercial Mortgage Trust 0.904%, 06/15/57 (d) (e)	13,434,496	769,372
3.362%, 08/15/48 (d)	405,000	292,809
3.718%, 08/15/48	1,553,000	1,573,278
3.808%, 11/15/48	660,000	672,839
FREMF Mortgage Trust 5.249%, 09/25/43 (144A) (d)	855,000	923,064
GE Commercial Mortgage Corp. Trust 5.606%, 12/10/49 (d)	185,000	188,097
Greenwich Capital Commercial Mortgage Trust 5.736%, 12/10/49	1,098,188	1,133,032
GS Mortgage Securities Corp. 2.954%, 11/05/34 (144A)	1,200,000	1,179,681
GS Mortgage Securities Corp. II 3.382%, 05/10/50	510,000	507,343
GS Mortgage Securities Corp. Trust 3.633%, 06/05/31 (144A)	130,000	132,070

Commercial Mortgage-Backed Securities—(Continued)
GS Mortgage Securities Trust 0.281%, 07/10/46 (d) (e)	12,852,055	111,855
1.641%, 08/10/44 (144A) (d) (e)	1,623,901	70,128
3.268%, 11/10/48	220,042	159,261
3.582%, 06/10/47 (144A)	195,000	134,220
3.674%, 04/10/47 (144A)	235,000	166,418
3.862%, 06/10/47	1,015,000	1,052,198
3.998%, 04/10/47	520,000	543,570
4.074%, 01/10/47	315,000	331,655
4.511%, 11/10/47 (144A) (d)	205,000	171,408
4.867%, 04/10/47 (144A) (d)	585,000	499,096
Hilton USA Trust 2.662%, 11/05/30 (144A)	1,055,000	1,055,790
3.019%, 11/05/30 (144A) (d)	231,212	231,232
JPMBB Commercial Mortgage Securities Trust 0.876%, 09/15/47 (d) (e)	4,803,316	209,149
3.179%, 02/15/48	350,033	342,292
3.598%, 11/15/48	335,000	336,949
3.611%, 05/15/48	150,000	151,272
3.740%, 10/15/48 (144A) (d)	220,000	160,171
3.775%, 08/15/47	600,000	617,269
3.997%, 04/15/47	570,000	595,443
4.199%, 01/15/47	1,280,000	1,358,011
JPMorgan Chase Commercial Mortgage Securities Corp. 2.840%, 12/15/47	675,000	665,261
4.420%, 12/15/47 (144A) (d)	245,000	204,622
JPMorgan Chase Commercial Mortgage Securities Trust 1.817%, 02/12/51 (d)	1,689,523	1,668,035
2.733%, 10/15/45 (144A) (d)	400,000	235,448
3.905%, 05/05/30 (144A)	895,049	928,932
4.000%, 08/15/46 (144A) (d)	105,000	92,043
4.665%, 10/15/45 (144A) (d)	180,000	172,393
5.336%, 05/15/47	1,428,904	1,455,318
5.399%, 05/15/45	594,037	597,457
5.488%, 12/12/44 (d)	379,326	378,908
5.716%, 02/15/51	270,543	282,568
6.068%, 02/12/51	724,753	766,434
LB-UBS Commercial Mortgage Trust 6.087%, 04/15/41 (d)	410,015	431,839
ML-CFC Commercial Mortgage Trust 5.419%, 08/12/48	340,000	346,103
5.700%, 09/12/49	1,584,537	1,648,261
Morgan Stanley Bank of America Merrill Lynch Trust 1.133%, 10/15/48 (d) (e)	919,486	72,632
1.161%, 12/15/47 (d) (e)	2,961,902	191,724
2.918%, 02/15/46	130,000	128,579
3.060%, 10/15/48 (144A)	360,000	253,539
3.134%, 12/15/48	315,000	315,118
3.176%, 08/15/45	245,000	248,732
3.526%, 12/15/47	150,166	151,824
4.064%, 02/15/47	1,295,000	1,366,444
4.500%, 08/15/45 (144A)	250,000	203,116

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2015

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Capital Trust 5.178%, 07/15/49 (144A) (d)	265,000	$230,464
5.403%, 10/12/52 (144A) (d)	135,000	126,599
5.569%, 12/15/44	979,469	1,019,243
5.692%, 04/15/49 (d)	2,185,000	2,240,992
5.779%, 10/15/42 (d)	24,137	24,104
6.268%, 01/11/43 (144A) (d)	175,000	178,833
Morgan Stanley Re-REMIC Trust 5.795%, 08/12/45 (144A) (d)	205,111	210,713
5.795%, 08/15/45 (144A) (d)	1,063,636	1,091,497
SFAVE Commercial Mortgage Securities Trust 3.872%, 01/05/35 (144A) (d)	250,000	244,495
4.144%, 01/05/35 (144A) (d)	470,000	444,645
UBS-Barclays Commercial Mortgage Trust 3.091%, 08/10/49	355,000	355,653
3.185%, 03/10/46	735,000	737,688
3.244%, 04/10/46	160,119	160,488
4.089%, 03/10/46 (144A) (d)	155,000	125,288
VNDO Mortgage Trust 2.996%, 11/15/30 (144A)	1,105,000	1,088,608
Wells Fargo Commercial Mortgage Trust 1.195%, 09/15/57 (d) (e)	8,507,995	610,176
1.207%, 05/15/48 (d) (e)	3,955,005	291,173
2.881%, 05/15/48 (144A) (d)	510,000	321,652
2.918%, 10/15/45	320,000	318,086
3.356%, 09/15/58 (144A)	245,000	144,604
3.817%, 08/15/50	520,000	537,463
3.839%, 09/15/58	185,000	189,873
3.957%, 12/15/47 (144A) (d)	72,000	56,467
4.225%, 06/15/48 (d)	150,000	117,860
4.242%, 05/15/48 (d)	125,000	100,590
WF-RBS Commercial Mortgage Trust 1.434%, 03/15/47 (d) (e)	2,450,355	176,004
2.870%, 11/15/45	400,000	396,158
2.875%, 12/15/45	175,000	172,837
3.016%, 11/15/47 (144A)	550,000	357,207
3.071%, 03/15/45	185,000	184,445
3.631%, 11/15/47	170,000	172,543
3.678%, 08/15/47	840,000	859,264
3.995%, 05/15/47	160,281	167,978
4.101%, 03/15/47	845,000	892,634
4.493%, 03/15/48 (144A)	55,000	50,994
4.902%, 06/15/44 (144A) (d)	650,000	714,206
5.000%, 06/15/44 (144A) (d)	105,000	98,501
5.000%, 04/15/45 (144A) (d)	130,000	101,188
5.561%, 04/15/45 (144A) (d)	255,000	254,201

		60,578,065

Total Mortgage-Backed Securities (Cost $97,103,952)		95,887,125

Asset-Backed Securities—6.6%
Security Description	Principal Amount*	Value

Asset-Backed - Automobile—0.5%
AmeriCredit Automobile Receivables Trust 2.290%, 11/08/19	100,000	100,198
2.720%, 09/09/19	620,000	624,228
3.310%, 10/08/19	245,000	249,015
Credit Acceptance Auto Loan Trust 1.550%, 10/15/21 (144A)	690,000	687,095
First Investors Auto Owner Trust 1.810%, 10/15/18 (144A)	195,000	195,014
2.390%, 11/16/20 (144A)	285,000	283,691
Flagship Credit Auto Trust 1.210%, 04/15/19 (144A)	153,276	152,548
GM Financial Automobile Leasing Trust 1.960%, 03/20/18 (144A)	200,000	199,229
Santander Drive Auto Receivables Trust 2.360%, 04/15/20	785,000	786,226
3.120%, 10/15/19 (144A)	300,000	303,258
3.780%, 10/15/19 (144A)	195,000	198,403
4.670%, 01/15/20 (144A)	1,085,000	1,102,372
Westlake Automobile Receivables Trust 1.580%, 04/15/20 (144A)	1,335,000	1,332,441

		6,213,718

Asset-Backed - Home Equity—0.3%
GSAA Home Equity Trust 0.472%, 12/25/46 (d)	130,290	85,254
0.492%, 12/25/46 (d)	408,643	208,104
0.522%, 03/25/37 (d)	890,015	462,389
0.642%, 05/25/47 (d)	30,858	21,865
0.652%, 04/25/47 (d)	288,288	179,675
0.662%, 11/25/36 (d)	378,008	221,161
0.722%, 03/25/36 (d)	1,724,503	1,178,417
5.876%, 09/25/36	178,331	98,315
5.985%, 06/25/36 (d)	681,600	364,264
Morgan Stanley ABS Capital, Inc. Trust 0.572%, 06/25/36 (d)	83,121	70,685
Renaissance Home Equity Loan Trust
5.909%, 04/25/37	684,306	374,889
6.120%, 11/25/36	267,074	152,009
Soundview Home Loan Trust 0.672%, 11/25/36 (d)	595,000	409,385

		3,826,412

Asset-Backed - Other—5.8%
AMMC CLO, Ltd. 1.770%, 07/27/26 (144A) (d)	1,340,000	1,325,273
Apidos CLO 1.765%, 01/19/25 (144A) (d)	895,000	885,410
1.815%, 04/17/26 (144A) (d)	1,595,000	1,584,995
1.867%, 01/16/27 (144A) (d)	480,000	476,544
2.171%, 07/15/23 (144A) (d)	465,000	460,670
Ares CLO, Ltd. 1.167%, 04/20/23 (144A) (d)	1,063,029	1,053,686
1.835%, 04/17/26 (144A) (d)	1,475,000	1,462,219
Atlas Senior Loan Fund, Ltd. 1.861%, 10/15/26 (144A) (d)	1,190,000	1,175,038
1.867%, 07/16/26 (144A) (d)	615,000	610,408

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2015

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Atrium CDO Corp. 2.071%, 11/16/22 (144A) (d)	550,000	$549,793
Avery Point CLO, Ltd. 1.840%, 04/25/26 (144A) (d)	1,460,000	1,450,533
Babson CLO, Ltd. 1.807%, 07/20/25 (144A) (d)	340,000	337,059
Battalion CLO, Ltd. 1.720%, 10/22/25 (144A) (d)	615,000	607,221
Benefit Street Partners CLO, Ltd. 1.521%, 07/15/24 (144A) (d)	320,000	313,137
Carlyle Global Market Strategies CLO, Ltd. 1.793%, 04/27/27 (144A) (d)	1,425,000	1,413,403
Cent CLO, Ltd. 1.622%, 01/30/25 (144A) (d)	1,135,000	1,124,210
1.805%, 04/17/26 (144A) (d)	1,345,000	1,333,199
1.813%, 07/27/26 (144A) (d)	940,000	932,852
1.824%, 11/07/26 (144A) (d)	760,000	752,932
2.365%, 04/17/26 (144A) (d)	530,000	520,713
CIFC Funding, Ltd. 1.815%, 04/18/25 (144A) (d)	1,585,000	1,572,463
1.862%, 05/24/26 (144A) (d)	1,580,000	1,561,271
2.409%, 08/14/24 (144A) (d)	985,000	984,957
3.152%, 12/05/24 (144A) (d)	950,000	926,451
Consumer Credit Origination Loan Trust 2.820%, 03/15/21 (144A)	212,024	211,992
Dryden Senior Loan Fund 1.751%, 07/15/27 (144A) (d)	1,215,000	1,203,410
1.801%, 07/15/26 (144A) (d)	1,605,000	1,595,124
Finance America Mortgage Loan Trust 1.472%, 09/25/33 (d)	112,201	103,491
Flatiron CLO, Ltd. 2.215%, 07/17/26 (144A) (d)	330,000	315,836
Ford Credit Floorplan Master Owner Trust 1.400%, 02/15/19	230,000	229,736
2.860%, 01/15/19	139,000	140,120
3.500%, 01/15/19	265,000	269,428
Fremont Home Loan Trust 1.472%, 12/25/33 (d)	102,918	98,051
GMACM Home Equity Loan Trust 0.721%, 10/25/34 (144A) (d)	124,859	115,189
Green Tree Agency Advance Funding Trust 3.095%, 10/15/48 (144A)	705,000	697,485
Highbridge Loan Management, Ltd. 1.784%, 05/05/27 (144A) (d)	895,000	882,919
KKR Financial CLO, Ltd. 1.471%, 07/15/25 (144A) (d)	565,000	551,819
Knollwood CDO, Ltd. 3.518%, 01/10/39 (144A) (d)	577,799	6
Lehman XS Trust 0.682%, 11/25/35 (d)	261,923	178,266
Limerock CLO, Ltd. 1.817%, 04/18/26 (144A) (d)	1,590,000	1,576,186
Madison Park Funding, Ltd. 1.596%, 10/23/25 (144A) (d)	1,341,165	1,314,930
1.817%, 07/20/26 (144A) (d)	1,485,000	1,473,248

Asset-Backed - Other—(Continued)
Magnetite CLO, Ltd. 4.821%, 01/15/25 (144A) (d)	1,125,000	1,125,448
Magnetite, Ltd. 1.740%, 07/25/26 (144A) (d)	1,255,000	1,245,754
1.801%, 04/15/26 (144A) (d)	970,000	965,244
1.821%, 04/15/27 (144A) (d)	955,000	948,624
2.270%, 07/25/26 (144A) (d)	1,010,000	982,740
Neuberger Berman CLO, Ltd. 1.791%, 04/15/26 (144A) (d)	1,170,000	1,157,121
1.804%, 08/04/25 (144A) (d)	1,230,000	1,214,913
Newcastle Mortgage Securities Trust 0.652%, 04/25/37 (d)	525,000	359,406
NRZ Advance Receivables Trust Advance Receivables Backed 3.302%, 08/17/48 (144A)	3,710,000	3,683,598
Oak Hill Credit Partners, Ltd. 1.787%, 07/20/26 (144A) (d)	455,000	450,513
Oaktree EIF, Ltd. 1.912%, 02/15/26 (144A) (d)	1,345,000	1,329,939
OCP CLO, Ltd. 1.845%, 04/17/27 (144A) (d)	1,230,000	1,213,958
Octagon Investment Partners, Ltd. 1.435%, 07/17/25 (144A) (d)	720,000	701,299
Ocwen Master Advance Receivables Trust 2.537%, 09/17/46 (144A)	1,125,000	1,124,016
OHA Credit Partners VIII, Ltd. 1.437%, 04/20/25 (144A) (d)	1,612,000	1,579,779
OHA Loan Funding, Ltd. 1.648%, 08/23/24 (144A) (d)	695,000	686,932
1.862%, 02/15/27 (144A) (d)	1,575,000	1,564,262
OZLM Funding, Ltd. 1.470%, 07/22/25 (144A) (d)	1,205,000	1,183,412
OZLM XII, Ltd. 1.772%, 04/30/27 (144A) (d)	1,360,000	1,342,955
Race Point CLO, Ltd 1.831%, 04/15/27 (144A) (d)	1,610,000	1,595,088
SBA Tower Trust 2.898%, 10/15/44 (144A)	845,000	825,741
Securitized Asset-Backed Receivables LLC Trust 0.512%, 07/25/36 (d)	577,002	278,040
Seneca Park CLO, Ltd. 1.795%, 07/17/26 (144A) (d)	1,095,000	1,088,662
Shackleton CLO 1.795%, 07/17/26 (144A) (d)	1,105,000	1,098,230
Sound Point CLO, Ltd. 1.687%, 01/21/26 (144A) (d)	1,415,000	1,394,262
1.851%, 04/15/27 (144A) (d)	1,315,000	1,294,894
SpringCastle America Funding LLC 2.700%, 05/25/23 (144A)	826,427	824,601
Springleaf Funding Trust 2.410%, 12/15/22 (144A)	1,140,000	1,136,762
SPS Servicer Advance Receivables Trust 2.920%, 07/15/47 (144A)	1,185,000	1,183,910
Symphony CLO L.P. 2.069%, 01/09/23 (144A) (d)	1,280,000	1,279,235

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2015

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Symphony CLO, Ltd. 1.586%, 07/23/23 (144A) (d)	285,000	$283,683
1.801%, 07/14/26 (144A) (d)	1,295,000	1,287,466
Treman Park CLO LLC 1.817%, 04/20/27 (144A) (d)	1,350,000	1,337,186
Voya CLO, Ltd. 1.795%, 04/18/27 (144A) (d)	1,265,000	1,251,088
2.415%, 04/18/27 (144A) (d)	440,000	423,317

		73,813,751

Total Asset-Backed Securities (Cost $85,139,414)		83,853,881

Floating Rate Loans (k)—2.3%

Aerospace/Defense—0.0%
Transdigm, Inc. Term Loan E, 3.500%, 05/14/22	397,144	385,443

Agriculture—0.0%
American Rock Salt Holdings LLC 1st Lien Term Loan, 4.750%, 05/20/21	285,650	277,200
Incremental Term Loan, 4.750%, 05/20/21	124,055	119,016

		396,216

Auto Manufacturers—0.1%
Chrysler Group LLC Term Loan B, 3.250%, 12/31/18	874,425	867,976

Chemicals—0.2%
Chemours Co. (The) Term Loan B, 3.750%, 05/12/22	208,950	192,234
Ineos U.S. Finance LLC Term Loan, 3.750%, 05/04/18	1,035,480	1,010,888
Nexeo Solutions LLC Term Loan B3, 5.000%, 09/08/17	726,610	696,183

		1,899,305

Coal—0.0%
Arch Coal, Inc. Term Loan B, 6.250%, 05/16/18	318,416	147,002

Commercial Services—0.0%
Acosta Holdco, Inc. Term Loan, 4.250%, 09/26/21	183,155	175,096
Jaguar Holding Co. II Term Loan B, 4.250%, 08/18/22	124,375	121,172
Moneygram International, Inc. Term Loan B, 4.250%, 03/27/20	103,369	94,842
ON Assignment, Inc. Term Loan, 3.750%, 06/03/22	122,861	122,451

		513,561

Cosmetics/Personal Care—0.1%
Coty, Inc. Term Loan B, 3.750%, 10/27/22	45,000	45,028
Galleria Co. Term Loan B, 10/22/22 (l)	90,000	89,381
Revlon Consumer Products Corp. Term Loan B, 3.250%, 11/20/17	932,917	932,188

		1,066,597

Diversified Telecommunication Services—0.0%
Level 3 Financing, Inc. Term Loan B2, 3.500%, 05/31/22	565,000	556,643

Electric—0.1%
Calpine Construction Finance Co. L.P. Term Loan B2, 3.250%, 01/31/22	1,592,433	1,514,138
Energy Future Intermediate Holding Co. LLC Term Loan, 4.250%, 06/19/16	100,000	99,828

		1,613,966

Energy Equipment & Services—0.0%
Chief Exploration & Development LLC 2nd Lien Term Loan, 7.500%, 05/12/21	105,000	70,875
Seadrill Partners Finco LLC Term Loan B, 4.000%, 02/21/21	676,200	279,778

		350,653

Food—0.1%
Albertson’s LLC Term Loan B4, 5.500%, 08/25/21	223,313	221,777
Aramark Services, Inc. Term Loan F, 3.250%, 02/24/21	487,320	483,462
Hostess Brands LLC 1st Lien Term Loan, 4.500%, 08/03/22	99,750	99,563
JBS USA LLC Incremental Term Loan, 3.750%, 09/18/20	570,114	566,907
Term Loan B, 4.000%, 10/30/22	220,000	216,904

		1,588,613

Healthcare-Products—0.1%
Mallinckrodt International Finance S.A. Term Loan B, 3.250%, 03/19/21	766,350	745,275

Healthcare-Services—0.2%
Community Health Systems, Inc. Term Loan H, 4.000%, 01/27/21	139,300	137,080
Envision Healthcare Corp. Term Loan B2, 4.500%, 10/28/22	160,000	159,550
IMS Health, Inc. Term Loan, 3.500%, 03/17/21	943,200	918,048
Medpace Holdings, Inc. 1st Lien Term Loan, 4.750%, 04/01/21	213,396	212,418
MPH Acquisition Holdings LLC Term Loan, 3.750%, 03/31/21	196,591	191,840

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2015

Floating Rate Loans (k)—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Ortho-Clinical Diagnostics, Inc. Term Loan B, 4.750%, 06/30/21	236,400	$201,826
U.S. Renal Care, Inc. 2015 Term Loan B, 11/06/22 (l)	260,000	258,592

		2,079,354

Hotels, Restaurants & Leisure—0.0%
Aristocrat Leisure, Ltd.
Term Loan B, 4.750%, 10/20/21	211,154	210,685

Insurance—0.2%
Asurion LLC
2nd Lien Term Loan, 8.500%, 03/03/21	385,000	330,378
Term Loan B1, 5.000%, 05/24/19	108,407	102,512
Term Loan B2, 4.250%, 07/08/20	293,970	269,227
Term Loan B4, 5.000%, 08/04/22	335,704	310,247
Hub International, Ltd.
Term Loan B, 4.000%, 10/02/20	342,641	323,367
Sedgwick Claims Management Services, Inc.
1st Lien Term Loan, 3.750%, 03/01/21	797,281	773,363
2nd Lien Term Loan, 6.750%, 02/28/22	205,000	189,369

		2,298,463

Internet & Catalog Retail—0.0%
Lands’ End, Inc.
Term Loan B, 4.250%, 04/04/21	211,039	181,494

Leisure Time—0.1%
Delta 2 (LUX) S.a.r.l.
2nd Lien Term Loan, 7.750%, 07/31/22	165,000	153,141
Term Loan B3, 4.750%, 07/30/21	500,000	484,583

		637,724

Lodging—0.1%
La Quinta Intermediate Holdings LLC
Term Loan B, 3.750%, 04/14/21	522,799	510,818
Station Casinos LLC
Term Loan B, 4.250%, 03/02/20	295,942	290,887

		801,705

Machinery-Diversified—0.1%
Gardner Denver, Inc.
Term Loan, 4.250%, 07/30/20	563,471	509,237
PRA Holdings, Inc.
1st Lien Term Loan, 4.500%, 09/23/20	252,232	249,946

		759,183

Media—0.0%
Advantage Sales & Marketing, Inc.
1st Lien Term Loan, 4.250%, 07/23/21	202,760	195,663
CCO Safari III LLC
Term Loan I, 3.500%, 01/24/23	240,000	239,820

Media—(Continued)
Numericable U.S. LLC
Term Loan B1, 4.500%, 05/21/20	92,889	89,783
Term Loan B2, 4.500%, 05/21/20	80,361	77,674

		602,940

Oil & Gas—0.0%
Fieldwood Energy LLC
1st Lien Term Loan, 3.875%, 09/28/18	499,780	342,350
Paragon Offshore Finance Co.
Term Loan B, 3.750%, 07/18/21	98,750	28,884
Templar Energy LLC
2nd Lien Term Loan, 8.500%, 11/25/20	100,000	12,250

		383,484

Packaging & Containers—0.1%
Berry Plastics Holding Corp.
Term Loan D, 3.500%, 02/08/20	293,955	289,219
BWAY Holding Co., Inc.
Term Loan B, 5.500%, 08/14/20	167,450	162,147
Caesars Growth Properties Holdings LLC
Term Loan, 6.250%, 05/08/21	211,775	187,024
Signode Industrial Group U.S., Inc.
Term Loan B, 3.750%, 05/01/21	253,519	244,328

		882,718

Pharmaceuticals—0.1%
Endo Luxembourg Finance Co. I S.a.r.l.
Term Loan B, 3.750%, 09/26/22	325,000	321,276
Grifols Worldwide Operations USA, Inc.
Term Loan B, 3.424%, 02/27/21	638,625	633,516
Valeant Pharmaceuticals International, Inc.
Term Loan B F1, 4.000%, 04/01/22	157,553	152,203

		1,106,995

Pipelines—0.0%
Energy Transfer Equity L.P.
Term Loan, 3.250%, 12/02/19	325,000	293,583

Professional Services—0.0%
TransUnion LLC
Term Loan B2, 3.500%, 04/09/21	431,667	420,120

Real Estate—0.0%
DTZ U.S. Borrower LLC
1st Lien Term Loan, 4.250%, 11/04/21	149,250	145,892

Retail—0.2%
J Crew Group, Inc.
Term Loan B, 4.000%, 03/05/21	317,279	206,364
Michaels Stores, Inc.
Incremental Term Loan B2, 4.000%, 01/28/20	101,379	100,951
Neiman Marcus Group, Inc. (The)
Term Loan, 4.250%, 10/25/20	633,713	562,618

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2015

Floating Rate Loans (k)—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Party City Holdings, Inc.
Term Loan B, 4.250%, 08/19/22	618,999	$602,557
PetSmart, Inc.
Term Loan B, 4.250%, 03/11/22	472,625	461,769

		1,934,259

Semiconductors—0.1%
Avago Technologies Cayman, Ltd.
Term Loan B, 11/06/22 (l)	290,000	286,899
Term Loan B, 3.750%, 05/06/21	188,324	188,206
Entegris, Inc.
Term Loan B, 3.500%, 04/30/21	328,992	326,662
NXP B.V.
Term Loan B, 3.750%, 12/07/20	195,000	194,391

		996,158

Software—0.2%
First Data Corp.
Term Loan, 4.168%, 07/08/22	820,000	809,164
Infor (U.S.), Inc.
Term Loan B5, 3.750%, 06/03/20	336,301	317,314
Kronos, Inc.
2nd Lien Term Loan, 9.750%, 04/30/20	154,879	154,427
Incremental Term Loan, 4.500%, 10/30/19	404,150	398,593
SS&C Technologies, Inc.
Term Loan B1, 4.007%, 07/08/22	217,363	216,275
Term Loan B2, 4.018%, 07/08/22	30,869	30,714

		1,926,487

Specialty Retail—0.0%
Staples, Inc.
Term Loan B, 04/07/21 (l)	210,000	208,044

Telecommunications—0.2%
Altice Financing S.A. Term Loan, 5.250%, 02/04/22	174,125	173,907
Neptune Finco Corp.
Term Loan B, 5.000%, 10/09/22	165,000	164,985
T-Mobile USA, Inc.
Term Loan B, 3.500%, 11/09/22	115,000	115,128
West Corp.
Term Loan B10, 3.250%, 06/30/18	263,650	259,695
XO Communications LLC
Term Loan, 4.250%, 03/17/21	368,438	361,222
Ziggo Financing Partnership
Term Loan B1, 3.500%, 01/15/22	536,191	521,739
Term Loan B2A, 3.500%, 01/15/22	345,532	336,219
Term Loan B3, 3.500%, 01/15/22	568,277	552,960

		2,485,855

Trading Companies & Distributors—0.0%
Neff Rental LLC
2nd Lien Term Loan, 7.250%, 06/09/21	104,130	85,908

Transportation—0.0%
Kenan Advantage Group, Inc.
Delayed Draw Term Loan, 1.500%, 01/23/17 (m)	10,000	9,875
Term Loan, 4.000%, 07/31/22	79,800	78,803
Term Loan B, 4.000%, 07/31/22	30,826	30,440

		119,118

Total Floating Rate Loans (Cost $30,549,852)		28,691,419

Foreign Government—1.2%

Banks—0.0%
Banque Centrale de Tunisie International Bond 5.750%, 01/30/25	550,000	476,008

Sovereign—1.2%
Angolan Goverment International Bond 9.500%, 11/12/25 (144A)	210,000	195,300
Brazil Notas do Tesouro Nacional 6.000%, 05/15/19 (BRL) (h)	828,000	561,622
6.000%, 08/15/22 (BRL) (h)	1,549,000	1,015,840
Brazilian Government International Bond 10.250%, 01/10/28 (BRL)	415,000	92,310
Colombian TES 3.000%, 03/25/33 (COP) (h)	1,274,422,477	340,544
3.500%, 03/10/21 (COP) (h)	648,053,988	204,794
Costa Rica Government International Bond 9.200%, 03/27/19 (144A) (CRC)	126,200,000	245,304
Dominican Republic International Bond 5.500%, 01/27/25 (144A)	545,000	524,562
Gabon Government International Bond 6.375%, 12/12/24 (h)	615,000	488,052
Hungary Government Bond 5.500%, 06/24/25 (HUF)	24,970,000	100,520
Indonesia Government International Bond 4.750%, 01/08/26 (144A) (b)	815,000	804,945
Indonesia Treasury Bonds 7.000%, 05/15/27 (IDR)	11,695,000,000	729,077
8.375%, 03/15/34 (IDR)	8,575,000,000	582,503
Jamaica Government International Bond 6.750%, 04/28/28	505,000	501,212
Malaysia Government Bond 3.492%, 03/31/20 (MYR)	1,590,000	368,596
Mexican Bonos 10.000%, 12/05/24 (MXN)	6,857,000	500,850
Mexico Government International Bonds 4.600%, 01/23/46	1,105,000	977,925
5.625%, 03/19/14 (GBP)	150,000	202,330
Peru Government Bond 5.200%, 09/12/23 (PEN)	2,900,000	760,884
Peruvian Government International Bond 4.125%, 08/25/27	300,000	294,000

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2015

Foreign Government—(Continued)

Security Description	Principal/ Notional Amount*	Value

Sovereign—(Continued)
Poland Government Bond 3.250%, 07/25/25 (PLN)	1,147,000	$300,740
Republic of Cameroon International Bond 9.500%, 11/19/25 (144A)	715,000	664,950
Romania Government Bond 5.850%, 04/26/23 (RON)	370,000	102,586
Russian Federal Bond - OFZ 7.500%, 02/27/19 (RUB)	18,815,000	241,940
14.420%, 01/29/20 (RUB) (d)	66,165,000	930,389
South Africa Government Bond 7.750%, 02/28/23 (ZAR)	8,245,000	484,264
Thailand Government Bond 3.850%, 12/12/25 (THB)	10,450,000	324,155
Uruguay Government International Bonds 3.700%, 06/26/37 (UYU) (h)	17,891,468	468,025
4.250%, 04/05/27 (UYU) (b) (h)	25,701,969	776,257
4.375%, 10/27/27	850,000	835,125
4.375%, 12/15/28 (UYU) (b) (h)	5,827,171	175,312

		14,794,913

Total Foreign Government (Cost $16,901,009)		15,270,921

Municipals—0.4%
Chicago Transit Authority Transfer Tax Receipts Revenue 6.899%, 12/01/40	805,000	935,588
Puerto Rico Commonwealth Government Employees Retirement System 6.150%, 07/01/38	1,860,000	553,350
6.200%, 07/01/39	825,000	245,437
6.550%, 07/01/58	315,000	93,713
State of California General Obligation Unlimited, Build America Bonds 7.350%, 11/01/39	1,525,000	2,160,086
7.600%, 11/01/40	350,000	519,487
State of Illinois General Obligation Unlimited 5.665%, 03/01/18	300,000	317,655
State of Illinois, Build America Bonds 5.100%, 06/01/33	330,000	312,064

Total Municipals (Cost $5,765,148)		5,137,380

Purchased Option—0.0%

Currency Option—0.0%
HKD Call/USD Put, Strike Price HKD 7.754, Expires 03/01/16 (Counterparty—Goldman Sachs International) (HKD) (n) (Cost $5,069)	11,595,000	3,052

Short-Term Investments—6.8%
Security Description	Shares/ Principal/ Amount*	Value

Mutual Fund—5.2%
State Street Navigator Securities Lending MET Portfolio (o)	65,326,597	$65,326,597

Repurchase Agreement—1.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $20,649,803 on 01/04/16, collateralized by $21,015,000 U.S. Treasury Note at 1.625% due 06/30/20 with a value of $21,067,538.	20,649,734	20,649,734

Total Short-Term Investments (Cost $85,976,331)		85,976,331

Total Investments— 111.3% (Cost $1,359,477,206)		1,410,368,339
Unfunded Loan Commitments—(0.0)% (Cost $(10,000))		(10,000)
Net Investments—111.3% (Cost $1,359,467,206) (p)		1,410,358,339
Other assets and liabilities (net)—(11.3)%		(143,090,515)

Net Assets—100.0%		$1,267,267,824

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $67,683,228 and the collateral received consisted of cash in the amount of $65,326,597 and non-cash collateral with a value of $4,409,302. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2015. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	Interest only security.
(f)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2015, the market value of securities pledged was $1,420,695.
(g)	All or a portion of the security was pledged as collateral against open swap contracts. As of December 31, 2015, the market value of securities pledged was $448,104.
(h)	Principal amount of security is adjusted for inflation.
(i)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(j)	Principal only security.

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2015

(k)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(l)	This loan will settle after December 31, 2015, at which time the interest rate will be determined.
(m)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(n)	Illiquid security. As of December 31, 2015, these securities represent 0.0% of net assets.
(o)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(p)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $1,362,999,718. The aggregate unrealized appreciation and depreciation of investments were $92,751,524 and $(45,392,903), respectively, resulting in net unrealized appreciation of $47,358,621 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2015, the market value of 144A securities was $135,732,210, which is 10.7% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(ARM)—	Adjustable-Rate Mortgage
(BRL)—	Brazilian Real
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(COP)—	Colombian Peso
(CRC)—	Costa Rican Colon
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(HUF)—	Hungarian Forint
(IDR)—	Indonesian Rupiah
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(PEN)—	Peruvian Nuevo Sol
(PLN)—	Polish Zloty
(REMIC)—	Real Estate Mortgage Investment Conduit
(RON)—	New Romanian Leu
(RUB)—	Russian Ruble
(THB)—	Thai Baht
(UYU)—	Uruguayan Peso
(ZAR)—	South African Rand

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 15 Yr. Pool	3.000%	TBA	(2,400,000)	$(2,479,211)	$(2,472,343)
Fannie Mae 15 Yr. Pool	4.500%	TBA	(3,500,000)	(3,624,141)	(3,616,706)
Fannie Mae 30 Yr. Pool	3.000%	TBA	(3,800,000)	(3,797,656)	(3,800,035)
Fannie Mae 30 Yr. Pool	4.500%	TBA	(1,775,000)	(1,915,492)	(1,916,778)
Freddie Mac 30 Yr. Gold Pool	5.000%	TBA	(700,000)	(767,703)	(764,611)
Freddie Mac 30 Yr. Gold Pool	5.500%	TBA	(200,000)	(222,297)	(221,195)
Ginnie Mae II 30 Yr. Pool	4.000%	TBA	(5,475,000)	(5,814,066)	(5,814,193)
Ginnie Mae II 30 Yr. Pool	3.000%	TBA	(100,000)	(101,297)	(101,355)

Totals				$(18,721,863)	$(18,707,216)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CNY	3,080,000	JPMorgan Chase Bank N.A.	07/28/16	$491,306	$(22,145)
EUR	105,000	BNP Paribas S.A.	01/29/16	114,384	(207)
EUR	281,000	Citibank N.A.	03/16/16	308,799	(2,875)
EUR	155,000	Bank of America N.A.	03/15/17	177,515	(6,269)
EUR	205,000	Bank of America N.A.	03/15/17	234,911	(8,425)

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2015

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	270,000	UBS AG	03/15/17	$309,587	$(11,289)
GBP	35,000	BNP Paribas S.A.	01/29/16	51,864	(263)
IDR	7,539,000,000	Goldman Sachs International	05/18/16	487,961	40,784
PEN	296,000	Standard Chartered Bank	03/16/16	86,626	(924)

Contracts to Deliver
BRL	4,487,000	Standard Chartered Bank	03/02/16	1,152,286	38,270
BRL	1,720,000	State Street Bank and Trust	03/02/16	431,024	3,988
CNY	2,435,000	Deutsche Bank AG	07/28/16	369,499	(1,413)
CNY	645,000	Goldman Sachs International	07/28/16	98,099	(151)
COP	594,635,000	Standard Chartered Bank	03/16/16	181,319	(4,540)
COP	63,365,000	State Street Bank and Trust	03/16/16	19,143	(662)
CRC	137,501,000	Citibank N.A.	03/16/16	254,067	(1,464)
CZK	13,160,000	Citibank N.A.	03/16/16	537,033	6,695
EUR	5,659,000	Bank of America N.A.	01/29/16	6,211,828	58,254
EUR	995,000	Commonwealth Bank of Australia	03/16/16	1,054,680	(28,575)
EUR	1,005,000	Bank of America N.A.	03/15/17	1,080,446	(29,887)
GBP	1,052,000	JPMorgan Chase Bank N.A.	01/29/16	1,568,443	17,478
GBP	415,000	Citibank N.A.	03/16/16	630,213	18,347
HKD	5,800,000	Goldman Sachs International	03/03/16	747,982	(757)
HKD	3,518,000	Royal Bank of Canada	03/16/16	454,104	(84)
HUF	29,700,000	Citibank N.A.	03/16/16	103,184	958
IDR	18,628,001,000	Bank of America N.A.	03/16/16	1,295,861	(32,094)
IDR	3,812,000,000	Barclays Bank plc	05/18/16	264,080	(3,273)
IDR	3,727,000,000	JPMorgan Chase Bank N.A.	05/18/16	257,478	(3,913)
MXN	20,782,000	Royal Bank of Canada	03/16/16	1,209,669	9,918
MYR	875,000	Citibank N.A.	03/16/16	204,559	1,780
MYR	83,000	Credit Suisse International	03/16/16	19,468	233
MYR	469,000	JPMorgan Chase Bank N.A.	03/16/16	110,004	1,314
MYR	163,000	Standard Chartered Bank	03/16/16	38,254	479
PEN	2,951,000	Standard Chartered Bank	03/16/16	860,475	6,065
PLN	1,173,000	Bank of America N.A.	03/16/16	295,637	(2,983)
RON	440,000	JPMorgan Chase Bank N.A.	03/16/16	106,934	1,107
RUB	52,641,000	Citibank N.A.	03/16/16	745,940	36,729
RUB	35,493,000	JPMorgan Chase Bank N.A.	03/16/16	492,958	14,775
THB	11,520,000	Citibank N.A.	03/16/16	318,210	(1,366)
UYU	26,905,000	HSBC Bank USA	03/03/16	870,543	(7,414)
UYU	5,699,000	HSBC Bank USA	03/16/16	180,714	(4,228)
UYU	4,865,000	HSBC Bank USA	03/16/16	155,944	(1,933)
UYU	3,336,000	HSBC Bank USA	03/16/16	107,773	(486)
ZAR	8,040,000	Barclays Bank plc	03/16/16	518,225	5,086

Net Unrealized Appreciation					$84,640

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
90 Day EuroDollar Futures	12/19/16	108	USD	26,708,426	$(40,526)
S&P 500 E-Mini Index Futures	03/18/16	121	USD	12,468,917	(154,747)
U.S. Treasury Note 2 Year Futures	03/31/16	109	USD	23,702,975	(24,428)
U.S. Treasury Note 5 Year Futures	03/31/16	826	USD	97,982,792	(250,213)
U.S. Treasury Ultra Long Bond Futures	03/21/16	208	USD	32,833,801	173,199

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2015

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
90 Day EuroDollar Futures	12/18/17	(108)	USD	(26,575,476)	$54,726
U.S. Treasury Long Bond Futures	03/21/16	(42)	USD	(6,477,519)	20,019
U.S. Treasury Note 10 Year Futures	03/21/16	(512)	USD	(64,662,801)	198,801

Net Unrealized Depreciation					$(23,169)

Written Options

Credit Default Swaptions	Strike Price	Counterparty	Reference Obligation	Buy/Sell Protection	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put—5-Yr. CDS	$97.50	JPMorgan Chase Bank N.A.	CDX.NA.IG.25	Sell	01/20/16	USD	(13,370,000)	$(26,406)	$(9,131)	$17,275
Call—5-Yr. CDS	$97.50	JPMorgan Chase Bank N.A.	CDX.NA.IG.25	Buy	01/20/16	USD	(13,365,000)	(39,761)	(56,748)	(16,987)

Totals								$(66,167)	$(65,879)	$288

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	CPI-U	1.810%	09/04/25	Bank of America N.A.	USD	13,235,000	$22,794	$—	$22,794
Receive	CPI-U	1.820%	09/22/25	Bank of America N.A.	USD	10,320,000	14,374	—	14,374
Receive	CPI-U	2.155%	09/22/25	Barclays Bank plc	USD	1,095,000	919	—	919
Receive	CPI-U	2.155%	09/22/25	Barclays Bank plc	USD	665,000	(20,570)	—	(20,570)
Receive	CPI-U	2.165%	09/22/25	Deutsche Bank AG	USD	1,095,000	437	—	437

Totals							$17,954	$—	$17,954

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at December 31, 2015(b)	Notional Amount(c)		Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.25.V1	(5.000%)	12/20/20	4.726%	USD	15,312,000	$(144,047)
CDX.NA.IG.25.V1	(1.000%)	12/20/20	0.885%	USD	32,292,000	21,560
ITRAXX.EUROPE.24.V1	(1.000%)	12/20/20	0.771%	EUR	8,006,000	(11,210)
ITRAXX.XOVER.23.V1	(5.000%)	06/20/20	3.393%	EUR	961,000	8,532
ITRAXX.XOVER.24.V1	(5.000%)	12/20/20	3.146%	EUR	6,037,000	(66,217)

Net Unrealized Depreciation						$(191,382)

OTC Credit Default Swaps on Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2015 (b)	Notional Amount (c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation/ (Depreciation)
People’s Republic of China 7.500%, due 10/28/27	1.000%	12/20/20	Bank of America N.A.	1.095%	USD	1,050,000	$(4,673)	$(503)	$(4,170)
Republic of Peru 8.750%, due 11/21/33	1.000%	12/20/20	Goldman Sachs International	1.873%	USD	825,000	(33,312)	(34,275)	963
Republic of Philippines 10.625%, due 03/16/25	1.000%	12/20/20	Bank of America N.A.	1.099%	USD	1,048,000	(4,896)	251	(5,147)
United Mexican States 5.950%, due 03/19/19	1.000%	12/20/20	Barclays Bank plc	1.689%	USD	430,000	(13,791)	(7,443)	(6,348)
United Mexican States 5.950%, due 03/19/19	1.000%	12/20/20	Goldman Sachs International	1.689%	USD	920,000	(29,508)	(21,684)	(7,824)

Totals							$(86,180)	$(63,654)	$(22,526)

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2015

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.AAA.6-1	(0.180%)	07/25/45	JPMorgan Chase Bank N.A.	0.000%	USD	61,592	$1,232	$1,550	$(318)
ABX.HE.AAA.6-1	(0.180%)	07/25/45	JPMorgan Chase Bank N.A.	0.000%	USD	19,115	382	—	382
ABX.HE.AAA.6-2	(0.110%)	05/25/46	Barclays Bank plc	0.000%	USD	465,973	89,408	93,373	(3,965)
ABX.HE.AAA.6-2	(0.110%)	05/25/46	Credit Suisse International	0.000%	USD	841,341	161,432	172,477	(11,045)
ABX.HE.AAA.6-2	(0.110%)	05/25/46	JPMorgan Chase Bank N.A.	0.000%	USD	2,226,317	427,174	457,445	(30,271)
ABX.HE.AAA.7-1	(0.090%)	08/25/37	JPMorgan Chase Bank N.A.	0.000%	USD	369,555	84,997	94,237	(9,240)
ABX.HE.AAA.7-1	(0.090%)	08/25/37	JPMorgan Chase Bank N.A.	0.000%	USD	159,492	36,683	40,671	(3,988)
ABX.HE.AAA.7-1	(0.090%)	08/25/37	JPMorgan Chase Bank N.A.	0.000%	USD	108,921	25,052	28,320	(3,268)
ABX.HE.PEN.AAA.6-2	(0.110%)	05/25/46	JPMorgan Chase Bank N.A.	0.000%	USD	384,979	44,914	53,958	(9,044)
CDX.EM.24	(1.000%)	12/20/20	Barclays Bank plc	3.575%	USD	13,083,000	1,457,147	1,471,838	(14,691)
CDX.EM.24	(1.000%)	12/20/20	Barclays Bank plc	3.575%	USD	8,016,400	892,844	773,583	119,261
CMBX.NA.A.7	(2.000%)	01/17/47	Barclays Bank plc	0.000%	USD	105,000	5,051	(612)	5,663
CMBX.NA.A.7	(2.000%)	01/17/47	JPMorgan Chase Bank N.A.	0.000%	USD	480,000	23,094	(10,238)	33,332
CMBX.NA.AA.2	(0.150%)	03/15/49	Credit Suisse International	0.000%	USD	1,530,770	512,808	457,452	55,356
CMBX.NA.AA.2	(0.150%)	03/15/49	Goldman Sachs International	0.000%	USD	582,505	195,140	187,077	8,063
CMBX.NA.AA.7	(1.500%)	01/17/47	Credit Suisse International	0.000%	USD	920,000	25,971	(4,790)	30,761
CMBX.NA.AA.7	(1.500%)	01/17/47	Credit Suisse International	0.000%	USD	405,000	11,433	(3,797)	15,230
CMBX.NA.AA.7	(1.500%)	01/17/47	Credit Suisse International	0.000%	USD	400,000	11,292	1,649	9,643
CMBX.NA.AA.7	(1.500%)	01/17/47	Credit Suisse International	0.000%	USD	385,000	10,869	1,853	9,016
CMBX.NA.AA.7	(1.500%)	01/17/47	Credit Suisse International	0.000%	USD	385,000	10,868	2,154	8,714
CMBX.NA.AA.7	(1.500%)	01/17/47	Credit Suisse International	0.000%	USD	370,000	10,445	(3,280)	13,725
CMBX.NA.AA.7	(1.500%)	01/17/47	Credit Suisse International	0.000%	USD	245,000	6,916	(2,774)	9,690
CMBX.NA.AA.8	(1.500%)	10/17/57	Barclays Bank plc	0.000%	USD	265,000	11,975	11,844	131
CMBX.NA.AJ.1	(0.840%)	10/12/52	Bank of America N.A.	0.000%	USD	59,096	416	962	(546)
CMBX.NA.AJ.1	(0.840%)	10/12/52	Credit Suisse International	0.000%	USD	186,479	1,312	5,889	(4,577)
CMBX.NA.AJ.2	(1.090%)	03/15/49	Credit Suisse International	0.000%	USD	1,326,281	126,395	101,125	25,270
CMBX.NA.AJ.2	(1.090%)	03/15/49	Credit Suisse International	0.000%	USD	554,267	52,822	41,553	11,269
CMBX.NA.AJ.2	(1.090%)	03/15/49	Deutsche Bank AG	0.000%	USD	158,362	15,092	12,072	3,020
CMBX.NA.AJ.2	(1.090%)	03/15/49	Goldman Sachs International	0.000%	USD	262,287	24,996	22,584	2,412
CMBX.NA.AJ.3	(1.470%)	12/13/49	Credit Suisse International	0.000%	USD	339,704	73,987	66,200	7,787
CMBX.NA.AJ.3	(1.470%)	12/13/49	Goldman Sachs International	0.000%	USD	142,774	31,096	31,213	(117)
CMBX.NA.AJ.3	(1.470%)	12/13/49	Goldman Sachs International	0.000%	USD	443,092	96,505	83,581	12,924
CMBX.NA.AJ.3	(1.470%)	12/13/49	Goldman Sachs International	0.000%	USD	256,009	55,759	49,887	5,872
CMBX.NA.AJ.4	(0.960%)	02/17/51	Bank of America N.A.	0.000%	USD	676,419	147,527	119,957	27,570
CMBX.NA.AJ.4	(0.960%)	02/17/51	Credit Suisse International	0.000%	USD	740,604	161,526	150,802	10,724
CMBX.NA.AJ.4	(0.960%)	02/17/51	Credit Suisse International	0.000%	USD	577,673	125,991	111,185	14,806
CMBX.NA.AJ.4	(0.960%)	02/17/51	Credit Suisse International	0.000%	USD	459,175	100,146	86,667	13,479
CMBX.NA.AJ.4	(0.960%)	02/17/51	Credit Suisse International	0.000%	USD	399,927	87,224	79,978	7,246
CMBX.NA.AJ.4	(0.960%)	02/17/51	Credit Suisse International	0.000%	USD	8	2	—	2
CMBX.NA.AJ.4	(0.960%)	02/17/51	Morgan Stanley & Co. International plc	0.000%	USD	1,263,967	275,671	233,436	42,235
CMBX.NA.AM.2	(0.500%)	03/15/49	Credit Suisse International	0.000%	USD	2,340,000	8,716	33,860	(25,144)
CMBX.NA.AM.2	(0.500%)	03/15/49	Morgan Stanley & Co. International plc	0.000%	USD	735,000	2,738	3,685	(947)
CMBX.NA.AM.4	(0.500%)	02/17/51	Credit Suisse International	0.000%	USD	435,000	8,830	23,564	(14,734)
CMBX.NA.AM.4	(0.500%)	02/17/51	Goldman Sachs International	0.000%	USD	125,000	2,538	2,873	(335)
CMBX.NA.AS.6	(1.000%)	05/11/63	Credit Suisse International	0.000%	USD	1,080,000	18,900	11,647	7,253
CMBX.NA.AS.6	(1.000%)	05/11/63	Credit Suisse International	0.000%	USD	330,000	5,775	(657)	6,432
CMBX.NA.AS.7	(1.000%)	01/17/47	Credit Suisse International	0.000%	USD	535,000	13,521	8,498	5,023
CMBX.NA.AS.7	(1.000%)	01/17/47	Credit Suisse International	0.000%	USD	485,000	13,337	11,679	1,658
CMBX.NA.AS.7	(1.000%)	01/17/47	Credit Suisse International	0.000%	USD	210,000	5,308	1,123	4,185
CMBX.NA.AS.7	(1.000%)	01/17/47	Credit Suisse International	0.000%	USD	140,000	3,538	2,463	1,075
CMBX.NA.AS.7	(1.000%)	01/17/47	Credit Suisse International	0.000%	USD	5,000	127	46	81

Totals							$5,516,922	$5,119,862	$397,060

See accompanying notes to financial statements.

MSF-28

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2015

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.A.2	0.250%	03/15/49	Bank of America N.A.	0.000%	USD	149,051	$(94,550)	$(94,086)	$(464)
CMBX.NA.A.2	0.250%	03/15/49	Bank of America N.A.	0.000%	USD	266,722	(169,195)	(155,575)	(13,620)
CMBX.NA.A.2	0.250%	03/15/49	Credit Suisse International	0.000%	USD	309,869	(196,565)	(195,219)	(1,346)
CMBX.NA.A.2	0.250%	03/15/49	Goldman Sachs International	0.000%	USD	200,042	(126,896)	(125,027)	(1,869)
CMBX.NA.A.2	0.250%	03/15/49	Goldman Sachs International	0.000%	USD	227,498	(144,314)	(143,039)	(1,275)
CMBX.NA.A.2	0.250%	03/15/49	Goldman Sachs International	0.000%	USD	109,827	(69,668)	(69,189)	(479)
CMBX.NA.A.2	0.250%	03/15/49	Morgan Stanley & Co. International plc	0.000%	USD	47,069	(29,858)	(29,887)	29
CMBX.NA.A.2	0.250%	03/15/49	Morgan Stanley & Co. International plc	0.000%	USD	109,827	(69,668)	(69,326)	(342)
CMBX.NA.A.2	0.250%	03/15/49	Morgan Stanley & Co. International plc	0.000%	USD	219,654	(139,338)	(138,516)	(822)
CMBX.NA.A.6.	2.000%	05/11/63	Goldman Sachs International	0.000%	USD	365,000	(10,573)	4,765	(15,338)
CMBX.NA.AAA.6	0.500%	05/11/63	Credit Suisse International	0.000%	USD	6,970,000	(160,917)	(146,772)	(14,145)
CMBX.NA.AAA.6	0.500%	05/11/63	Goldman Sachs International	0.000%	USD	3,480,000	(80,343)	(41,669)	(38,674)
CMBX.NA.AAA.7	0.500%	01/17/47	Bank of America N.A.	0.000%	USD	755,000	(26,609)	(18,821)	(7,788)
CMBX.NA.AAA.7	0.500%	01/17/47	Credit Suisse International	0.000%	USD	300,000	(10,573)	(7,836)	(2,737)
CMBX.NA.AAA.7	0.500%	01/17/47	Credit Suisse International	0.000%	USD	450,000	(15,860)	(12,888)	(2,972)
CMBX.NA.AAA.8	0.500%	10/17/57	Barclays Bank plc	0.000%	USD	790,000	(38,144)	(35,975)	(2,169)
CMBX.NA.AAA.8	0.500%	10/17/57	Barclays Bank plc	0.000%	USD	1,445,000	(69,770)	(69,367)	(403)
CMBX.NA.AAA.8	0.500%	10/17/57	Credit Suisse International	0.000%	USD	785,000	(37,903)	(34,828)	(3,075)
CMBX.NA.AAA.8	0.500%	10/17/57	Credit Suisse International	0.000%	USD	825,000	(39,834)	(37,893)	(1,941)
CMBX.NA.AAA.8	0.500%	10/17/57	Credit Suisse International	0.000%	USD	995,000	(48,042)	(42,489)	(5,553)
CMBX.NA.AAA.8	0.500%	10/17/57	Credit Suisse International	0.000%	USD	1,040,000	(50,215)	(37,190)	(13,025)
CMBX.NA.AAA.8	0.500%	10/17/57	Deutsche Bank AG	0.000%	USD	1,205,000	(58,181)	(51,456)	(6,725)
CMBX.NA.AAA.8	0.500%	10/17/57	Goldman Sachs International	0.000%	USD	120,000	(5,794)	(5,761)	(33)
CMBX.NA.AAA.8	0.500%	10/17/57	Goldman Sachs International	0.000%	USD	605,000	(29,211)	(28,923)	(288)
CMBX.NA.AAA.8	0.500%	10/17/57	Goldman Sachs International	0.000%	USD	620,000	(29,936)	(30,352)	416
CMBX.NA.AAA.8	0.500%	10/17/57	Goldman Sachs International	0.000%	USD	620,000	(29,936)	(30,401)	465
CMBX.NA.AAA.8	0.500%	10/17/57	Goldman Sachs International	0.000%	USD	830,000	(40,075)	(35,443)	(4,632)
CMBX.NA.AAA.8	0.500%	10/17/57	Goldman Sachs International	0.000%	USD	1,245,000	(60,113)	(61,047)	934
CMBX.NA.AAA.8	0.500%	10/17/57	Goldman Sachs International	0.000%	USD	2,274,000	(109,797)	(91,729)	(18,068)
CMBX.NA.AAA.8	0.500%	10/17/57	Morgan Stanley & Co. International plc	0.000%	USD	355,000	(17,141)	(14,778)	(2,363)
CMBX.NA.AAA.8	0.500%	10/17/57	Morgan Stanley & Co. International plc	0.000%	USD	725,000	(35,005)	(34,660)	(345)
CMBX.NA.AAA.8	0.500%	10/17/57	Morgan Stanley & Co. International plc	0.000%	USD	1,210,000	(58,423)	(51,670)	(6,753)
CMBX.NA.BB.6	5.000%	05/11/63	Credit Suisse International	0.000%	USD	34,000	(1,485)	438	(1,923)
CMBX.NA.BB.6	5.000%	05/11/63	Credit Suisse International	0.000%	USD	130,000	(5,679)	2,231	(7,910)
CMBX.NA.BB.6	5.000%	05/11/63	Credit Suisse International	0.000%	USD	485,000	(21,187)	11,842	(33,029)
CMBX.NA.BB.6	5.000%	05/11/63	Credit Suisse International	0.000%	USD	1,342,000	(58,623)	(13,934)	(44,689)
CMBX.NA.BB.8	5.000%	10/17/57	Bank of America N.A.	0.000%	USD	335,000	(45,997)	(24,355)	(21,642)
CMBX.NA.BB.8	5.000%	10/17/57	Barclays Bank plc	0.000%	USD	250,000	(34,326)	(29,346)	(4,980)
CMBX.NA.BB.8	5.000%	10/17/57	Barclays Bank plc	0.000%	USD	280,000	(38,445)	(33,928)	(4,517)
CMBX.NA.BB.8	5.000%	10/17/57	Barclays Bank plc	0.000%	USD	345,000	(47,370)	(18,843)	(28,527)
CMBX.NA.BB.8	5.000%	10/17/57	Barclays Bank plc	0.000%	USD	380,000	(52,175)	(23,613)	(28,562)
CMBX.NA.BB.8	5.000%	10/17/57	Barclays Bank plc	0.000%	USD	790,000	(108,469)	(90,424)	(18,045)
CMBX.NA.BB.8	5.000%	10/17/57	Credit Suisse International	0.000%	USD	85,000	(11,671)	(5,415)	(6,256)
CMBX.NA.BB.8	5.000%	10/17/57	Credit Suisse International	0.000%	USD	140,000	(19,223)	(10,509)	(8,714)
CMBX.NA.BB.8	5.000%	10/17/57	Credit Suisse International	0.000%	USD	160,000	(21,969)	(19,714)	(2,255)
CMBX.NA.BB.8	5.000%	10/17/57	Credit Suisse International	0.000%	USD	235,000	(32,266)	(28,269)	(3,997)
CMBX.NA.BB.8	5.000%	10/17/57	Credit Suisse International	0.000%	USD	250,000	(34,326)	(32,560)	(1,766)
CMBX.NA.BB.8	5.000%	10/17/57	Credit Suisse International	0.000%	USD	275,000	(37,759)	(25,852)	(11,907)
CMBX.NA.BB.8	5.000%	10/17/57	Credit Suisse International	0.000%	USD	280,000	(38,444)	(33,427)	(5,017)
CMBX.NA.BB.8	5.000%	10/17/57	Credit Suisse International	0.000%	USD	280,000	(38,445)	(23,907)	(14,538)

See accompanying notes to financial statements.

MSF-29

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2015

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2015(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.BB.8	5.000%	10/17/57	Credit Suisse International	0.000%	USD	355,000	$(48,743)	$(42,966)	$(5,777)
CMBX.NA.BB.8	5.000%	10/17/57	Credit Suisse International	0.000%	USD	560,000	(76,890)	(68,443)	(8,447)
CMBX.NA.BB.8	5.000%	10/17/57	Goldman Sachs International	0.000%	USD	250,000	(34,325)	(29,976)	(4,349)
CMBX.NA.BB.8	5.000%	10/17/57	Goldman Sachs International	0.000%	USD	115,000	(15,790)	(6,075)	(9,715)
CMBX.NA.BB.8	5.000%	10/17/57	Goldman Sachs International	0.000%	USD	225,000	(30,893)	(12,055)	(18,838)
CMBX.NA.BB.8	5.000%	10/17/57	Goldman Sachs International	0.000%	USD	230,000	(31,580)	(24,052)	(7,528)
CMBX.NA.BB.8	5.000%	10/17/57	JPMorgan Chase Bank N.A.	0.000%	USD	140,000	(19,223)	(10,509)	(8,714)
CMBX.NA.BB.8	5.000%	10/17/57	Morgan Stanley & Co. International plc	0.000%	USD	260,000	(35,698)	(30,509)	(5,189)
PRIMEX.ARM.2	4.580%	12/25/37	JPMorgan Chase Bank N.A.	0.000%	USD	678,305	25,437	20,369	5,068

Totals							$(3,018,011)	$(2,540,848)	$(477,163)

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(BRL)—	Brazilian Real
(CNY)—	Chinese Yuan
(COP)—	Colombian Peso
(CRC)—	Costa Rican Colon
(CZK)—	Czech Koruna
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(HUF)—	Hungarian Forint
(IDR)—	Indonesian Rupiah
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(PEN)—	Peruvian Nuevo Sol
(PLN)—	Polish Zloty
(RON)—	New Romanian Leu
(RUB)—	Russian Ruble
(THB)—	Thai Baht
(USD)—	United States Dollar
(UYU)—	Uruguayan Peso
(ZAR)—	South African Rand
(CMBX)—	Commercial Mortgage-Backed Index
(CDS)—	Credit Default Swap
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CMBX.NA.A)—	Markit North America A Rated CMBS Index
(CMBX.NA.AA)—	Markit North America AA Rated CMBS Index

See accompanying notes to financial statements.

MSF-30

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2015

(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CMBX.NA.AJ)—	Markit North America Junior AAA Rated CMBS Index
(CMBX.NA.AM)—	Markit North America Mezzanine AAA Rated CMBS Index
(CMBX.NA.AS)—	Markit North America Junior AAA Rated CMBS Index
(CMBX.NA.BB)—	Markit North America BB Rated CMBS Index
(CPI-U)—	USA-Non-Revised Consumer Price Index-Urban
(ITRAXX, EUROPE)—	Markit iTraxx Crossover Index
(ITRAXX.XOVER)—	Markit iTraxx Crossover Index

See accompanying notes to financial statements.

MSF-31

Metropolitan Series Fund

WMC Balanced Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$727,828,937	$—	$—	$727,828,937
Total U.S. Treasury & Government Agencies*	—	200,107,509	—	200,107,509
Total Corporate Bonds & Notes*	—	167,611,784	—	167,611,784
Total Mortgage-Backed Securities*	—	95,887,125	—	95,887,125
Total Asset-Backed Securities*	—	83,853,881	—	83,853,881
Total Floating Rate Loans (Less Unfunded Loan Commitments)*	—	28,681,419	—	28,681,419
Total Foreign Government*	—	15,270,921	—	15,270,921
Total Municipals	—	5,137,380	—	5,137,380
Total Purchased Option*	—	3,052	—	3,052

Short-Term Investments
Mutual Fund	65,326,597	—	—	65,326,597
Repurchase Agreement	—	20,649,734	—	20,649,734
Total Short-Term Investments	65,326,597	20,649,734	—	85,976,331
Total Net Investments	$793,155,534	$617,202,805	$—	$1,410,358,339
Collateral for Securities Loaned (Liability)	$—	$(65,326,597)	$—	$(65,326,597)
TBA Forward Sales Commitments	$—	$(18,707,216)	$—	$(18,707,216)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$262,260	$—	$262,260
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(177,620)	—	(177,620)
Total Forward Contracts	$—	$84,640	$—	$84,640
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$446,745	$—	$—	$446,745
Futures Contracts (Unrealized Depreciation)	(469,914)	—	—	(469,914)
Total Futures Contracts	$(23,169)	$—	$—	$(23,169)
Written Options at Value	$—	$(65,879)	$—	$(65,879)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$30,092	$—	$30,092
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(221,474)	—	(221,474)
Total Centrally Cleared Swap Contracts	$—	$(191,382)	$—	$(191,382)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$5,580,883	$—	$5,580,883
OTC Swap Contracts at Value (Liabilities)	—	(3,150,198)	—	(3,150,198)
Total OTC Swap Contracts	$—	$2,430,685	$—	$2,430,685

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-32

Metropolitan Series Fund

WMC Balanced Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$1,410,358,339
Cash	518,707
Cash denominated in foreign currencies (c)	927
Cash collateral (d)	2,092,668
OTC swap contracts at market value (e)	5,580,883
Unrealized appreciation on forward foreign currency exchange contracts	262,260
Receivable for:
Investments sold	14,508,771
TBA securities sold (f)	47,180,609
Fund shares sold	122,639
Principal paydowns	5,811
Dividends and interest	4,083,671
Interest on OTC swap contracts	14,714
Prepaid expenses	3,560

Total Assets	1,484,733,559
Liabilities
Written options at value (g)	65,879
Forward sales commitments, at value	18,707,216
Cash collateral for OTC swap contracts	3,718,000
OTC swap contracts at market value (h)	3,150,198
Unrealized depreciation on forward foreign currency exchange contracts	177,620
Collateral for securities loaned	65,326,597
Payables for:
Investments purchased	1,423,682
TBA securities purchased (f)	123,553,847
Fund shares redeemed	218,718
Foreign taxes	842
Variation margin on futures contracts	114,710
Variation margin on centrally cleared swap contracts	1,484
Interest on OTC swap contracts	15,539
Accrued Expenses:
Management fees	465,645
Distribution and service fees	18,429
Deferred trustees’ fees	77,118
Other expenses	430,211

Total Liabilities	217,465,735

Net Assets	$1,267,267,824

Net Assets Consist of:
Paid in surplus	$1,129,164,420
Undistributed net investment income	33,739,195
Accumulated net realized gain	53,681,286
Unrealized appreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions (i)	50,682,923

Net Assets	$1,267,267,824

Net Assets
Class A	$1,168,233,055
Class B	66,601,418
Class E	32,433,351
Capital Shares Outstanding*
Class A	62,623,000
Class B	3,592,375
Class E	1,743,103
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.66
Class B	18.54
Class E	18.61

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,359,467,206.
(b)	Includes securities loaned at value of $67,683,228.
(c)	Identified cost of cash denominated in foreign currencies was $927.
(d)	Includes collateral of $1,904,463 for futures contracts, $150,000 for OTC swap contracts and $38,205 for centrally cleared swap contracts.
(e)	Net premium paid on OTC swap contracts was $5,140,231.
(f)	Included within TBA securities sold is $31,045,418 related to TBA forward sale commitments and included within TBA securities purchased is $12,348,988 related to TBA forward sale commitments.
(g)	Premiums received on written options were $66,167.
(h)	Net premium received on OTC swap contracts was $2,624,871.
(i)	Includes foreign capital gains tax of $842.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$13,401,874
Interest (b)	17,987,962
Securities lending income	246,747

Total investment income	31,636,583
Expenses
Management fees	6,068,912
Administration fees	32,155
Custodian and accounting fees	612,353
Distribution and service fees—Class B	175,509
Distribution and service fees—Class E	52,118
Audit and tax services	95,083
Legal	26,641
Trustees’ fees and expenses	35,968
Shareholder reporting	250,826
Insurance	8,511
Miscellaneous	16,118

Total expenses	7,374,194
Less management fee waiver	(405,146)
Less broker commission recapture	(10,109)

Net expenses	6,958,939

Net Investment Income	24,677,644

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (c)	59,620,922
Futures contracts	553,502
Written options	461,322
Swap contracts	(2,394,035)
Foreign currency transactions	1,288,341

Net realized gain	59,530,052

Net change in unrealized appreciation (depreciation) on:
Investments (d)	(49,267,627)
Futures contracts	(232,802)
Written options	288
Swap contracts	46,477
Foreign currency transactions	(121,047)

Net change in unrealized depreciation	(49,574,711)

Net realized and unrealized gain	9,955,341

Net Increase in Net Assets From Operations	$34,632,985

(a)	Net of foreign withholding taxes of $61,230.
(b)	Net of foreign withholding taxes of $9,496.
(c)	Net of foreign capital gains tax of $(80).
(d)	Includes change in foreign capital gains tax of $(842).

See accompanying notes to financial statements.

MSF-33

Metropolitan Series Fund

WMC Balanced Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$24,677,644	$24,326,436
Net realized gain	59,530,052	241,991,797
Net change in unrealized depreciation	(49,574,711)	(131,163,752)

Increase in net assets from operations	34,632,985	135,154,481

From Distributions to Shareholders
Net investment income
Class A	(23,978,812)	(24,938,092)
Class B	(1,187,739)	(1,292,484)
Class E	(625,351)	(686,167)
Net realized capital gains
Class A	(204,816,772)	0
Class B	(11,695,847)	0
Class E	(5,811,632)	0

Total distributions	(248,116,153)	(26,916,743)

Increase (decrease) in net assets from capital share transactions	122,384,240	(110,824,768)

Total decrease in net assets	(91,098,928)	(2,587,030)

Net Assets
Beginning of period	1,358,366,752	1,360,953,782

End of period	$1,267,267,824	$1,358,366,752

Undistributed net investment income
End of period	$33,739,195	$25,647,505

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	$ Value
Class A
Sales	661,786	$13,589,496	734,471	$15,564,925
Reinvestments	12,169,978	228,795,584	1,224,256	24,938,092
Redemptions	(6,304,527)	(128,069,858)	(6,526,709)	(138,492,749)

Net increase (decrease)	6,527,237	$114,315,222	(4,567,982)	$(97,989,732)

Class B
Sales	251,656	$5,041,729	187,005	$3,940,494
Reinvestments	688,593	12,883,586	63,669	1,292,484
Redemptions	(577,769)	(11,738,448)	(681,968)	(14,406,599)

Net increase (decrease)	362,480	$6,186,867	(431,294)	$(9,173,621)

Class E
Sales	28,593	$578,068	46,123	$974,280
Reinvestments	343,123	6,436,983	33,718	686,167
Redemptions	(252,306)	(5,132,900)	(251,411)	(5,321,862)

Net increase (decrease)	119,410	$1,882,151	(171,570)	$(3,661,415)

Increase (decrease) derived from capital shares transactions		$122,384,240		$(110,824,768)

See accompanying notes to financial statements.

MSF-34

Metropolitan Series Fund

WMC Balanced Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Period	$22.29	$20.59	$17.52		$15.95	$15.72

Income (Loss) from Investment Operations
Net investment income (a)	0.38	0.39	0.36		0.38	0.36
Net realized and unrealized gain on investments	0.24	1.73	3.18		1.58	0.26

Total from investment operations	0.62	2.12	3.54		1.96	0.62

Less Distributions
Distributions from net investment income	(0.45)	(0.42)	(0.47)		(0.39)	(0.39)
Distributions from net realized capital gains	(3.80)	0.00	0.00		0.00	0.00

Total distributions	(4.25)	(0.42)	(0.47)		(0.39)	(0.39)

Net Asset Value, End of Period	$18.66	$22.29	$20.59		$17.52	$15.95

Total Return (%) (b)	2.58	10.55	20.59	(c)	12.38	3.80

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	0.53	0.51		0.52	0.51
Gross ratio of expenses to average net assets excluding interest expense (%)	0.54	0.53	0.51		0.52	0.51
Net ratio of expenses to average net assets (%) (d)	0.51	0.50	0.51		0.52	0.51
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.51	0.50	0.51		0.52	0.51
Ratio of net investment income to average net assets (%)	1.87	1.81	1.89		2.23	2.23
Portfolio turnover rate (%)	299 (e)	413 (e)	340	(e)	494 (e)	942
Net assets, end of period (in millions)	$1,168.2	$1,250.6	$1,249.1		$1,137.3	$1,126.6

	Class B
	Year Ended December 31,
	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Period	$22.17	$20.48	$17.43		$15.88	$15.65

Income (Loss) from Investment Operations
Net investment income (a)	0.33	0.33	0.31		0.33	0.32
Net realized and unrealized gain on investments	0.23	1.73	3.16		1.57	0.26

Total from investment operations	0.56	2.06	3.47		1.90	0.58

Less Distributions
Distributions from net investment income	(0.39)	(0.37)	(0.42)		(0.35)	(0.35)
Distributions from net realized capital gains	(3.80)	0.00	0.00		0.00	0.00

Total distributions	(4.19)	(0.37)	(0.42)		(0.35)	(0.35)

Net Asset Value, End of Period	$18.54	$22.17	$20.48		$17.43	$15.88

Total Return (%) (b)	2.29	10.28	20.28	(c)	12.11	3.59

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	0.78	0.76		0.77	0.76
Gross ratio of expenses to average net assets excluding interest expense (%)	0.79	0.78	0.76		0.77	0.76
Net ratio of expenses to average net assets (%) (d)	0.76	0.75	0.76		0.77	0.76
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.76	0.75	0.76		0.77	0.76
Ratio of net investment income to average net assets (%)	1.62	1.56	1.64		1.98	1.98
Portfolio turnover rate (%)	299 (e)	413 (e)	340	(e)	494 (e)	942
Net assets, end of period (in millions)	$66.6	$71.6	$75.0		$68.7	$67.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-35

Metropolitan Series Fund

WMC Balanced Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2015	2014	2013		2012	2011
Net Asset Value, Beginning of Period	$22.24	$20.54	$17.48		$15.92	$15.70

Income (Loss) from Investment Operations
Net investment income (a)	0.35	0.35	0.33		0.35	0.33
Net realized and unrealized gain on investments	0.23	1.74	3.17		1.57	0.26

Total from investment operations	0.58	2.09	3.50		1.92	0.59

Less Distributions
Distributions from net investment income	(0.41)	(0.39)	(0.44)		(0.36)	(0.37)
Distributions from net realized capital gains	(3.80)	0.00	0.00		0.00	0.00

Total distributions	(4.21)	(0.39)	(0.44)		(0.36)	(0.37)

Net Asset Value, End of Period	$18.61	$22.24	$20.54		$17.48	$15.92

Total Return (%) (b)	2.41	10.41	20.39	(c)	12.18	3.67

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.69	0.68	0.66		0.67	0.66
Gross ratio of expenses to average net assets excluding interest expense (%)	0.69	0.68	0.66		0.67	0.66
Net ratio of expenses to average net assets (%) (d)	0.66	0.65	0.66		0.67	0.66
Net ratio of expenses to average net assets excluding interest expense (%) (d)	0.66	0.65	0.66		0.67	0.66
Ratio of net investment income to average net assets (%)	1.72	1.66	1.74		2.08	2.07
Portfolio turnover rate (%)	299 (e)	413 (e)	340	(e)	494 (e)	942
Net assets, end of period (in millions)	$32.4	$36.1	$36.9		$35.0	$35.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	In 2013, 0.04%, 0.04% and 0.04% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadvisor for a realized loss. Excluding this item, total return would have been 20.55%, 20.24% and 20.35% for Class A, Class B and Class E, respectively.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 71%, 163%, 139% and 243% for the years ended December 31, 2015, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MSF-36

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is WMC Balanced Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MSF-37

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or broker-dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and

MSF-38

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, paydown gain/loss reclasses, broker commission recapture, amortization and accretion of debt securities, distribution redesignations, corporate actions, TIP adjustments, real estate investment trust (REIT) adjustments, return of capital adjustments and swap contract transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of

MSF-39

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $20,649,734, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

MSF-40

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as Reverse repurchase agreements on the Statement of Assets and Liabilities.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2015, the Portfolio entered into secured borrowing transactions involving U.S. Treasury securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(53,902,711)	$—	$—	$—	$(53,902,711)
Corporate Bonds & Notes	(7,561,865)	—	—	—	(7,561,865)
Foreign Government	(1,362,105)	—	—	—	(1,362,105)
U.S. Treasury & Government Agencies	(2,499,916)	—	—	—	(2,499,916)
Total	$(65,326,597)	$—	$—	$—	$(65,326,597)
Total Borrowings	$(65,326,597)	$—	$—	$—	$(65,326,597)
Gross amount of recognized liabilities for securities lending transactions					$(65,326,597)

MSF-41

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

MSF-42

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master

MSF-43

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2015, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal

MSF-44

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Spreadlock Swap Contracts - The Portfolio may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the spread difference between two interest rate curves and a fixed spread at a specific forward date determined at the beginning of the contract. Settlement amounts paid or received are recorded as a realized gain or loss on the Statements of Operations at the determination date.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2015 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	OTC swap contracts at market value (a)	$38,524	OTC swap contracts at market value (a)	$20,570
	Unrealized appreciation on futures contracts (b) (c)	446,745	Unrealized depreciation on futures contracts (b) (c)	315,167
Credit	OTC swap contracts at market value (a)	5,542,359	OTC swap contracts at market value (a)	3,129,628
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	30,092	Unrealized depreciation on centrally cleared swap contracts (c) (d)	221,474
			Written options at value	65,879
Equity			Unrealized depreciation on futures contracts (b) (c)	154,747
Foreign Exchange	Investments at market value (e)	3,052
	Unrealized appreciation on forward foreign currency exchange contracts	262,260	Unrealized depreciation on forward foreign currency exchange contracts	177,620

Total		$6,323,032		$4,085,085

(a)	Excludes OTC swap interest receivable of $14,714 and OTC swap interest payable of $15,539.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(e)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2015.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$243,365	$(243,365)	$—	$—
Barclays Bank plc	2,462,430	(426,333)	(2,030,000)	6,097
Citibank N.A.	64,509	(5,705)	—	58,804
Credit Suisse International	1,569,724	(1,006,619)	(563,105)	—
Deutsche Bank AG	15,529	(15,529)	—	—
Goldman Sachs International	449,870	(449,870)	—	—

MSF-45

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
JPMorgan Chase Bank N.A.	$703,639	$(111,160)	$(592,479)	$—
Morgan Stanley & Co. International plc	278,409	(278,409)	—	—
Royal Bank of Canada	9,918	(84)	—	9,834
Standard Chartered Bank	44,814	(5,464)	—	39,350
State Street Bank and Trust	3,988	(662)	—	3,326

	$5,846,195	$(2,543,200)	$(3,185,584)	$117,411

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2015.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$425,578	$(243,365)	$(182,213)	$—
Barclays Bank plc	426,333	(426,333)	—	—
BNP Paribas S.A.	470	—	—	470
Citibank N.A.	5,705	(5,705)	—	—
Commonwealth Bank of Australia	28,575	—	—	28,575
Credit Suisse International	1,006,619	(1,006,619)	—	—
Deutsche Bank AG	59,594	(15,529)	—	44,065
Goldman Sachs International	912,972	(449,870)	(385,089)	78,013
HSBC Bank USA	14,061	—	—	14,061
JPMorgan Chase Bank N.A.	111,160	(111,160)	—	—
Morgan Stanley & Co. International plc	385,131	(278,409)	—	106,722
Royal Bank of Canada	84	(84)	—	—
Standard Chartered Bank	5,464	(5,464)	—	—
State Street Bank and Trust	662	(662)	—	—
UBS AG	11,289	—	—	11,289

	$3,393,697	$(2,543,200)	$(567,302)	$283,195

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2015:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Investments (a)	$(203,580)	$—	$—	$(148,409)	$(351,989)
Forward foreign currency transactions	—	—	—	1,369,229	1,369,229
Futures contracts	701,722	—	(148,220)	—	553,502
Swap contracts	(469,494)	(1,924,541)	—	—	(2,394,035)
Written options	461,322	—	—	—	461,322

	$489,970	$(1,924,541)	$(148,220)	$1,220,820	$(361,971)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Investments (a)	$132,324	$—	$—	$49,725	$182,049
Forward foreign currency transactions	—	—	—	(126,767)	(126,767)
Futures contracts	(163,520)	—	(69,282)	—	(232,802)
Swap contracts	17,954	28,523	—	—	46,477
Written options	288	—	—	—	288

	$(12,954)	$28,523	$(69,282)	$(77,042)	$(130,755)

MSF-46

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

For the year ended December 31, 2015, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$12,115,240
Forward foreign currency transactions	41,155,867
Futures contracts long	122,666,734
Futures contracts short	(77,199,224)
Swap contracts	154,985,213
Written options	(44,855,625)

‡	Averages are based on activity levels during 2015.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

Written Options

The Portfolio transactions in written options during the year ended December 31, 2015:

Call Options	Notional Amount	Premium Received
Options outstanding December 31, 2014	—	$—
Options written	181,020,000	652,192
Options bought back	(3,975,000)	(243,352)
Options exercised	(121,812,000)	(251,849)
Options expired	(41,868,000)	(117,230)

Options outstanding December 31, 2015	13,365,000	$39,761

Put Options	Notional Amount	Premium Received
Options outstanding December 31, 2014	—	$—
Options written	180,025,000	657,545
Options bought back	(2,975,000)	(237,415)
Options exercised	(41,868,000)	(98,390)
Options expired	(121,812,000)	(295,334)

Options outstanding December 31, 2015	13,370,000	$26,406

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the

MSF-47

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$3,334,410,438	$778,153,023	$3,268,238,538	$846,129,824

The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP that amounted to $854,808 in sales of investments, which are included above.

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2015 were as follows:

Purchases	Sales
$3,201,595,243	$3,142,895,880

MSF-48

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$6,068,912	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2015 to April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	On the first $	500 million

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. MetLife Advisers will receive advisory fees equal to 0.480% of the Portfolio’s average daily net assets for amounts over $500 million but less than $750 million (0.030% over the contractual advisory fee rate) and 0.460% for amounts over $750 million but less than $1 billion (0.010% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $500 million up to $1 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee. An identical agreement was in place for the period April 28, 2014 through April 30, 2015.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee agreement, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $405,146 was waived in the aggregate for the year ended December 31, 2015 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-49

Metropolitan Series Fund

WMC Balanced Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$68,197,869	$26,916,743	$179,918,284	$—	$248,116,153	$26,916,743

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$33,975,287	$57,190,637	$47,014,599	$—	$138,180,523

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

MSF-50

Metropolitan Series Fund

WMC Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of WMC Balanced Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of WMC Balanced Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WMC Balanced Portfolio of the Metropolitan Series Fund, as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-51

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-52

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-53

Metropolitan Series Fund

WMC Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-54

Metropolitan Series Fund

WMC Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MSF-55

Metropolitan Series Fund

WMC Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

WMC Balanced Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed both the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board further considered that the Portfolio outperformed its blended benchmark, the S&P 500 Index (60%) & Barclays U.S. Aggregate Bond Index (40%), for the one-, three-, and five-year periods ended October 31, 2015. The Board further noted that the Sub-Adviser assumed portfolio management responsibilities for the Portfolio effective February 2014 and that performance prior to that date represents that of the previous sub-adviser.

The Board also considered that the Portfolio’s actual management fee and total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

MSF-56

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2015, the Class A, B, and E shares of the WMC Core Equity Opportunities Portfolio returned 2.40%, 2.14%, and 2.27%, respectively. The Portfolio’s benchmark, the Russell 1000 Index1, returned 0.92%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities, as measured by the S&P 500 Index, rose modestly during the twelve-month period ended December 31, 2015. U.S. stocks retreated briefly early in 2015, but then reached new all-time highs on March 2nd, April 24th, and May 21st. The market pulled back in early March as soft manufacturing data, potential currency- and oil-related earnings headwinds, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18th Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (the “Fed”) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time since the dot-com bubble and broke its closing record from March 2000. Continued strong merger and acquisition activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for deals involving U.S. companies with $234 billion in announcements. Stocks ended June on a sour note after negotiations between Greece and its creditors broke down.

In the second half of 2015, the U.S. economy remained on solid footing, with a sharp rebound in GDP, a seven-year low in unemployment, and a healthy housing market. While the growth slowdown in China and its implications for global commerce fueled investor anxiety, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained volatile and experienced its first correction since October 2011. Oil prices and the energy sector as a whole also remained extremely volatile, with prices surging earlier in the period and falling sharply towards the end of the year. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed’s statement appeared to spook some investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” After much anticipation, the Fed delivered its first rate hike since 2006 in December, approving a small increase in the federal funds rate. The market initially reacted positively to the news, but remained volatile through the end of year as investors digested the impact of the rate increase and global economic developments.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outpaced its benchmark, the Russell 1000 Index, for the period ended December 31, 2015. Strong stock selection in the Financials, Energy, and Consumer Discretionary sectors more than offset weaker security selection in Consumer Staples. Sector positioning, a result of the bottom-up stock selection process, was modestly negative; driven largely by the Portfolio’s underweight allocation to the leading Information Technology sector.

Nike, McDonald’s, and Chubb were among the top relative contributors during the period. The Portfolio’s holdings in Public Storage, Northrop Grumman, and Accenture also aided relative results. The Portfolio’s exposure to Wal-Mart and Praxair detracted from performance, as did our decision to avoid benchmark constituents Amazon.com and Alphabet. The Portfolio’s position in Wal-Mart was eliminated during the period.

As of December 31, 2015, the Portfolio was most overweight the Consumer Staples, Industrials, and Health Care sectors, and most underweight the Information Technology, Utilities, and Consumer Discretionary sectors.

Donald J. Kilbride

Portfolio Manager

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX & THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2015)

	1 Year	5 Year	10 Year
WMC Core Equity Opportunities Portfolio
Class A	2.40	10.41	5.83
Class B	2.14	10.14	5.57
Class E	2.27	10.25	5.67
Russell 1000 Index	0.92	12.44	7.40
S&P 500 Index	1.38	12.57	7.31

1 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

2 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2015

Top Holdings

% of Net Assets
Microsoft Corp.	3.1
United Parcel Service, Inc. - Class B	3.0
Honeywell International, Inc.	2.8
ACE, Ltd.	2.8
Colgate-Palmolive Co.	2.8
TJX Cos., Inc. (The)	2.8
UnitedHealth Group, Inc.	2.6
McDonald’s Corp.	2.6
Cardinal Health, Inc.	2.6
Johnson & Johnson	2.6

Top Sectors

% of Net Assets
Industrials	17.5
Health Care	16.5
Consumer Staples	16.4
Financials	15.4
Consumer Discretionary	10.9
Information Technology	10.5
Energy	6.8
Materials	4.0

MSF-2

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

WMC Core Equity Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period** July 1, 2015 to December 31, 2015
Class A(a)	Actual	0.58%	$1,000.00	$1,033.10	$2.97
	Hypothetical*	0.58%	$1,000.00	$1,022.28	$2.96

Class B(a)	Actual	0.83%	$1,000.00	$1,032.00	$4.25
	Hypothetical*	0.83%	$1,000.00	$1,021.02	$4.23

Class E(a)	Actual	0.73%	$1,000.00	$1,032.70	$3.74
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2015

Common Stocks—98.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—10.5%
General Dynamics Corp.	307,645	$42,258,117
Honeywell International, Inc.	974,556	100,934,765
Lockheed Martin Corp.	397,476	86,311,914
Northrop Grumman Corp.	288,814	54,530,971
United Technologies Corp.	923,834	88,752,732

		372,788,499

Air Freight & Logistics—3.0%
United Parcel Service, Inc. - Class B	1,094,086	105,283,896

Banks—4.0%
PNC Financial Services Group, Inc. (The)	756,705	72,121,554
Wells Fargo & Co.	1,302,468	70,802,160

		142,923,714

Beverages—5.2%
Anheuser-Busch InBev S.A.	286,202	35,353,108
Coca-Cola Co. (The)	2,075,656	89,170,182
Diageo plc	2,250,023	61,359,228

		185,882,518

Biotechnology—1.8%
Amgen, Inc.	387,026	62,825,931

Capital Markets—1.7%
BlackRock, Inc.	180,424	61,437,980

Chemicals—4.0%
Ecolab, Inc.	524,730	60,018,617
Praxair, Inc.	789,270	80,821,248

		140,839,865

Consumer Finance—1.5%
American Express Co.	743,941	51,741,097

Energy Equipment & Services—2.1%
Schlumberger, Ltd.	1,050,301	73,258,495

Food & Staples Retailing—6.7%
Costco Wholesale Corp.	554,910	89,617,965
CVS Health Corp.	780,493	76,308,801
Walgreens Boots Alliance, Inc.	868,206	73,932,082

		239,858,848

Health Care Equipment & Supplies—2.3%
Medtronic plc	1,081,509	83,189,672

Health Care Providers & Services—5.2%
Cardinal Health, Inc.	1,037,349	92,604,145
UnitedHealth Group, Inc.	795,129	93,538,976

		186,143,121

Hotels, Restaurants & Leisure—2.6%
McDonald’s Corp.	787,542	93,040,212

Household Products—4.4%
Colgate-Palmolive Co.	1,497,318	99,751,325
Procter & Gamble Co. (The)	709,239	56,320,669

		156,071,994

Insurance—6.4%
ACE, Ltd. (a)	855,851	100,006,189
Chubb Corp. (The)	279,231	37,037,200
Marsh & McLennan Cos., Inc.	1,632,489	90,521,515

		227,564,904

IT Services—5.0%
Accenture plc - Class A	845,293	88,333,118
Automatic Data Processing, Inc.	1,052,183	89,140,944

		177,474,062

Media—1.3%
Walt Disney Co. (The)	457,822	48,107,936

Oil, Gas & Consumable Fuels—4.8%
Chevron Corp.	996,473	89,642,711
Exxon Mobil Corp.	1,027,995	80,132,210

		169,774,921

Pharmaceuticals—7.2%
Johnson & Johnson	894,715	91,905,125
Merck & Co., Inc.	1,653,373	87,331,162
Roche Holding AG	272,600	75,125,324

		254,361,611

Real Estate Investment Trusts—1.8%
Public Storage	257,329	63,740,393

Road & Rail—4.1%
Canadian National Railway Co. (a)	1,413,460	79,013,609
Union Pacific Corp.	849,063	66,396,727

		145,410,336

Software—5.5%
Microsoft Corp.	1,990,795	110,449,306
Oracle Corp.	2,320,560	84,770,057

		195,219,363

Specialty Retail—4.5%
Lowe’s Cos., Inc.	814,065	61,901,503
TJX Cos., Inc. (The)	1,403,667	99,534,027

		161,435,530

Textiles, Apparel & Luxury Goods—2.4%
NIKE, Inc. - Class B	1,340,040	83,752,500

Total Common Stocks (Cost $3,123,323,013)		3,482,127,398

See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2015

Escrow Shares—0.0%

Security Description	Shares/ Principal Amount*	Value

Forest Products & Paper—0.0%
Sino-Forest Corp. (b) (Cost $0)	5,844,000	$0

Short-Term Investments—1.8%

Mutual Fund—1.3%
State Street Navigator Securities Lending MET Portfolio (c)	48,106,559	48,106,559

Repurchase Agreement—0.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/15 at 0.030% to be repurchased at $16,366,796 on 01/04/16, collateralized by $16,635,000 U.S. Treasury Note at 1.375% due 07/31/18 with a value of $16,697,381.	16,366,741	16,366,741

Total Short-Term Investments (Cost $64,473,300)		64,473,300

Total Investments—99.8% (Cost $3,187,796,313) (d)		3,546,600,698
Other assets and liabilities (net)—0.2%		7,108,481

Net Assets—100.0%		$3,553,709,179

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2015, the market value of securities loaned was $50,643,272 and the collateral received consisted of cash in the amount of $48,106,559 and non-cash collateral with a value of $4,279,580. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2015, these securities represent less than 0.05% of net assets.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2015.
(d)	As of December 31, 2015, the aggregate cost of investments for federal income tax purposes was $3,196,230,598. The aggregate unrealized appreciation and depreciation of investments were $479,640,749 and $(129,270,649), respectively, resulting in net unrealized appreciation of $350,370,100 for federal income tax purposes.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$372,788,499	$—	$—	$372,788,499
Air Freight & Logistics	105,283,896	—	—	105,283,896
Banks	142,923,714	—	—	142,923,714
Beverages	89,170,182	96,712,336	—	185,882,518
Biotechnology	62,825,931	—	—	62,825,931
Capital Markets	61,437,980	—	—	61,437,980
Chemicals	140,839,865	—	—	140,839,865
Consumer Finance	51,741,097	—	—	51,741,097
Energy Equipment & Services	73,258,495	—	—	73,258,495
Food & Staples Retailing	239,858,848	—	—	239,858,848
Health Care Equipment & Supplies	83,189,672	—	—	83,189,672
Health Care Providers & Services	186,143,121	—	—	186,143,121
Hotels, Restaurants & Leisure	93,040,212	—	—	93,040,212
Household Products	156,071,994	—	—	156,071,994
Insurance	227,564,904	—	—	227,564,904
IT Services	177,474,062	—	—	177,474,062
Media	48,107,936	—	—	48,107,936
Oil, Gas & Consumable Fuels	169,774,921	—	—	169,774,921
Pharmaceuticals	179,236,287	75,125,324	—	254,361,611
Real Estate Investment Trusts	63,740,393	—	—	63,740,393
Road & Rail	145,410,336	—	—	145,410,336
Software	195,219,363	—	—	195,219,363
Specialty Retail	161,435,530	—	—	161,435,530
Textiles, Apparel & Luxury Goods	83,752,500	—	—	83,752,500
Total Common Stocks	3,310,289,738	171,837,660	—	3,482,127,398
Total Escrow Shares*	—	—	0	0

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Schedule of Investments as of December 31, 2015

Fair Value Hierarchy—  (Continued)

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Mutual Fund	$48,106,559	$—	$—	$48,106,559
Repurchase Agreement	—	16,366,741	—	16,366,741
Total Short-Term Investments	48,106,559	16,366,741	—	64,473,300
Total Investments	$3,358,396,297	$188,204,401	$0	$3,546,600,698

Collateral for Securities Loaned (Liability)	$—	$(48,106,559)	$—	$(48,106,559)

*	See Schedule of Investments for additional detailed categorizations.

As of December 31, 2015, the security designated as Level 3 was fair valued using significant unobservable inputs under procedures adopted by the Board. Such valuations were based on a review of inputs such as, but not limited to, similar securities, company specific financial information, and company specific news. For this security there was no change in the valuation techniques used since the December 31, 2014 annual report. The Level 3 security comprised 0.0% of net assets of the Portfolio. As such, the Level 3 roll forward and change in unrealized appreciation (depreciation) of the Level 3 security held at December 31, 2015 have not been presented.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value (a) (b)	$3,546,600,698
Cash denominated in foreign currencies (c)	275,657
Receivable for:
Investments sold	53,200,270
Fund shares sold	90,683
Dividends and interest	5,477,769
Prepaid expenses	10,062

Total Assets	3,605,655,139
Liabilities
Collateral for securities loaned	48,106,559
Payables for:
Fund shares redeemed	1,558,858
Accrued Expenses:
Management fees	1,702,383
Distribution and service fees	238,310
Deferred trustees’ fees	75,276
Other expenses	264,574

Total Liabilities	51,945,960

Net Assets	$3,553,709,179

Net Assets Consist of:
Paid in surplus	$2,964,361,861
Undistributed net investment income	61,690,407
Accumulated net realized gain	168,949,718
Unrealized appreciation on investments and foreign currency transactions	358,707,193

Net Assets	$3,553,709,179

Net Assets
Class A	$2,113,539,284
Class B	610,955,186
Class E	829,214,709
Capital Shares Outstanding*
Class A	74,479,518
Class B	21,775,080
Class E	29,475,774
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$28.38
Class B	28.06
Class E	28.13

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $50,643,272.
(b)	Identified cost of investments was $3,187,796,313.
(c)	Identified cost of cash denominated in foreign currencies was $275,657.

Statement of Operations

Year Ended December 31, 2015

Investment Income
Dividends (a)	$86,687,317
Interest	203
Securities lending income	207,650

Total investment income	86,895,170
Expenses
Management fees	26,579,438
Administration fees	90,049
Custodian and accounting fees	364,598
Distribution and service fees—Class B	1,629,479
Distribution and service fees—Class E	1,328,476
Audit and tax services	40,460
Legal	26,436
Trustees’ fees and expenses	35,968
Shareholder reporting	194,393
Insurance	24,714
Miscellaneous	29,481

Total expenses	30,343,492
Less management fee waiver	(5,509,864)
Less broker commission recapture	(12,069)

Net expenses	24,821,559

Net Investment Income	62,073,611

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	170,305,308
Foreign currency transactions	(189,923)

Net realized gain	170,115,385

Net change in unrealized appreciation (depreciation) on:
Investments	(144,682,479)
Foreign currency transactions	94,284

Net change in unrealized depreciation	(144,588,195)

Net realized and unrealized gain	25,527,190

Net Increase in Net Assets From Operations	$87,600,801

(a)	Net of foreign withholding taxes of $914,686.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$62,073,611	$66,859,842
Net realized gain	170,115,385	1,290,481,946
Net change in unrealized depreciation	(144,588,195)	(955,175,528)

Increase in net assets from operations	87,600,801	402,166,260

From Distributions to Shareholders
Net investment income
Class A	(40,437,981)	(16,548,559)
Class B	(10,031,844)	(3,364,228)
Class E	(14,494,701)	(5,632,049)
Net realized capital gains
Class A	(777,894,919)	(197,771,508)
Class B	(226,707,477)	(60,905,856)
Class E	(307,031,634)	(84,758,861)

Total distributions	(1,376,598,556)	(368,981,061)

Increase (decrease) in net assets from capital share transactions	844,497,747	(196,634,254)

Total decrease in net assets	(444,500,008)	(163,449,055)

Net Assets
Beginning of period	3,998,209,187	4,161,658,242

End of period	$3,553,709,179	$3,998,209,187

Undistributed net investment income
End of period	$61,690,407	$64,851,237

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Value	Shares	Value
Class A
Sales	401,489	$13,704,699	5,235,838	$206,387,319
Reinvestments	29,122,167	818,332,900	5,529,414	214,320,067
Redemptions	(9,579,161)	(306,647,027)	(11,868,178)	(483,397,690)

Net increase (decrease)	19,944,495	$525,390,572	(1,102,926)	$(62,690,304)

Class B
Sales	328,723	$11,328,433	271,312	$11,082,666
Reinvestments	8,509,681	236,739,321	1,668,486	64,270,084
Redemptions	(3,274,950)	(107,903,847)	(3,026,976)	(123,933,245)

Net increase (decrease)	5,563,454	$140,163,907	(1,087,178)	$(48,580,495)

Class E
Sales	350,956	$11,476,908	593,695	$24,057,156
Reinvestments	11,532,509	321,526,335	2,343,555	90,390,910
Redemptions	(4,621,898)	(154,059,975)	(4,887,386)	(199,811,521)

Net increase (decrease)	7,261,567	$178,943,268	(1,950,136)	$(85,363,455)

Increase (decrease) derived from capital shares transactions		$844,497,747		$(196,634,254)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$43.13	$42.97	$33.21	$29.67	$31.25

Income (Loss) from Investment Operations
Net investment income (a)	0.58	0.72	0.28	0.48	0.33
Net realized and unrealized gain (loss) on investments	0.31	3.41	10.64	3.33	(1.56)

Total from investment operations	0.89	4.13	10.92	3.81	(1.23)

Less Distributions
Distributions from net investment income	(0.77)	(0.31)	(0.53)	(0.27)	(0.35)
Distributions from net realized capital gains	(14.87)	(3.66)	(0.63)	0.00	0.00

Total distributions	(15.64)	(3.97)	(1.16)	(0.27)	(0.35)

Net Asset Value, End of Period	$28.38	$43.13	$42.97	$33.21	$29.67

Total Return (%) (b)	2.40	10.63	33.70	12.86	(4.03)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	0.73	0.72	0.73	0.73
Net ratio of expenses to average net assets (%) (c)(d)	0.58	0.59	0.67	0.68	0.68
Ratio of net investment income to average net assets (%)	1.72	1.74	0.74	1.50	1.06
Portfolio turnover rate (%)	25	105	11	16	19
Net assets, end of period (in millions)	$2,113.5	$2,352.1	$2,391.0	$2,098.2	$2,040.4

	Class B
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$42.79	$42.66	$32.98	$29.46	$31.04

Income (Loss) from Investment Operations
Net investment income (a)	0.49	0.61	0.18	0.40	0.24
Net realized and unrealized gain (loss) on investments	0.31	3.38	10.57	3.31	(1.54)

Total from investment operations	0.80	3.99	10.75	3.71	(1.30)

Less Distributions
Distributions from net investment income	(0.66)	(0.20)	(0.44)	(0.19)	(0.28)
Distributions from net realized capital gains	(14.87)	(3.66)	(0.63)	0.00	0.00

Total distributions	(15.53)	(3.86)	(1.07)	(0.19)	(0.28)

Net Asset Value, End of Period	$28.06	$42.79	$42.66	$32.98	$29.46

Total Return (%) (b)	2.14	10.35	33.36	12.62	(4.27)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.98	0.97	0.98	0.98
Net ratio of expenses to average net assets (%) (c)(d)	0.83	0.84	0.92	0.93	0.93
Ratio of net investment income to average net assets (%)	1.47	1.49	0.49	1.25	0.80
Portfolio turnover rate (%)	25	105	11	16	19
Net assets, end of period (in millions)	$611.0	$693.7	$738.0	$638.2	$631.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Financial Highlights

	Class E
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$42.87	$42.74	$33.03	$29.51	$31.09

Income (Loss) from Investment Operations
Net investment income (a)	0.53	0.65	0.22	0.43	0.28
Net realized and unrealized gain (loss) on investments	0.30	3.38	10.60	3.31	(1.55)

Total from investment operations	0.83	4.03	10.82	3.74	(1.27)

Less Distributions
Distributions from net investment income	(0.70)	(0.24)	(0.48)	(0.22)	(0.31)
Distributions from net realized capital gains	(14.87)	(3.66)	(0.63)	0.00	0.00

Total distributions	(15.57)	(3.90)	(1.11)	(0.22)	(0.31)

Net Asset Value, End of Period	$28.13	$42.87	$42.74	$33.03	$29.51

Total Return (%) (b)	2.27	10.45	33.53	12.70	(4.18)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.88	0.87	0.88	0.88
Net ratio of expenses to average net assets (%) (c)(d)	0.73	0.74	0.82	0.83	0.83
Ratio of net investment income to average net assets (%)	1.57	1.59	0.59	1.34	0.90
Portfolio turnover rate (%)	25	105	11	16	19
Net assets, end of period (in millions)	$829.2	$952.4	$1,032.7	$900.7	$935.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% and 0.03% for the years ended December 31, 2015 and 2014, respectively. (see Note 5 of the Notes to Financial Statements)

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2015

1. Organization

Metropolitan Series Fund (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., is currently comprised of thirty series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is WMC Core Equity Opportunities Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2015 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short-term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, as long as the amortized cost value is approximately the same as the fair value of the instrument, and are generally categorized as Level 2 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment in trust (REIT) adjustments and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2015, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MSF-13

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2015, the Portfolio had investments in repurchase agreements with a gross value of $16,366,741, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2015.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2015 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2015 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2015.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2015, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MSF-14

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2015 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$910,947,583	$0	$1,421,947,666

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2015	% per annum	Average Daily Net Assets
$26,579,438	0.750%		Of the first $1 billion
	0.700%		On the next $2 billion
	0.650%	On amounts in excess of $	3 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period December 1, 2015 through April 30, 2016, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.120%	First $500 million
0.145%	$500 million to $1 billion
0.120%	$1 billion to $3 billion
0.080%	$3 billion to $4.5 billion
0.105%	Over $4.5 billion

MSF-15

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

For the period January 1, 2015 to November 30, 2015, MetLife Advisers had agreed to reduce its advisory fees for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.120%	First $500 million
0.145%	$500 million to $1 billion
0.120%	$1 billion to $3 billion
0.070%	$3 billion to $4.5 billion
0.095%	Over $4.5 billion

Amounts waived for the year ended December 31, 2015 amounted to $4,276,409 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $1,233,455 was waived in the aggregate for the year ended December 31, 2015 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution and Service Fees - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Trust has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E Shares. Under the Distribution and Service Plan, the Class B and E Shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E Shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B Shares and 0.15% per year for Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2015 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Met Investors Series Trust, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$141,263,345	$39,349,902	$1,235,335,211	$329,631,159	$1,376,598,556	$368,981,061

MSF-16

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Notes to Financial Statements—December 31, 2015—(Continued)

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$70,090,220	$169,060,022	$350,272,354	$—	$589,422,596

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Recent Accounting Pronouncements

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Portfolio’s financial statement disclosures.

9. Subsequent Events

At a meeting held on November 17, 2015, the Board, subject to shareholder approval, approved an Agreement and Plan of Reorganization providing for the acquisition of all the assets and assumption of all liabilities of Pioneer Fund Portfolio, a series of Met Investors Series Trust, by the Portfolio in exchange for shares of the Portfolio. On February 26, 2016, the shareholders of Pioneer Fund Portfolio will consider the approval of the proposed Agreement and Plan of Reorganization. It is anticipated that the reorganization will close on or about April 29, 2016.

MSF-17

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of WMC Core Equity Opportunities Portfolio and the Board of Trustees of Metropolitan Series Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of WMC Core Equity Opportunities Portfolio, one of the portfolios constituting the Metropolitan Series Fund (the “Trust”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WMC Core Equity Opportunities Portfolio of the Metropolitan Series Fund, as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2016

MSF-18

Metropolitan Series Fund

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The MIST Trust and the MSF Trust are collectively referred to as the “Trusts”. The Board of Trustees of each Trust (collectively, the “Board”) supervises the Trusts and is responsible for representing the interests of shareholders. The same persons serve as the Trustees of the MIST Trust and the MSF Trust, and as Chairman of the Board and Chairmen of its subcommittees, as described below. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, amongst other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o MetLife Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the MIST Trust’s and MSF Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (49)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	78	Various MetLife-affiliated boards.

Independent Trustees

Stephen M. Alderman (56)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	78	Trustee; MSF Trust,** Director, International Truck Leasing Corp.

Robert J. Boulware (59)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund)	78	Trustee, MSF Trust,** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance)

Susan C. Gause (63)	Trustee	Indefinite; From March 2008 to present	Private Investor.	78	Trustee, MSF Trust,** Trustee and Nominating and Governance Committee Chair, HSBC Funds.**

Nancy Hawthorne (64)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory, LLC (corporate advisor)	78	Trustee, MSF Trust,** Director, THL Credit, Inc.,** Director, Avid Technology.**

MSF-19

Metropolitan Series Fund

Trustees and Officers—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years(1)

Barbara A. Nugent (59)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until December 31, 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP	78	Trustee, MSF Trust,** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Linda B. Strumpf (68)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust	78	Trustee, MSF Trust,** Trustee and Member of Investment Committee, The Pennsylvania State University; Director, Trickle-Up.

Dawn M. Vroegop (49)	Trustee	Indefinite; From December 2000 to present	Private Investor	78	Trustee, MSF Trust,** Trustee, Driehaus Mutual Funds, Director and Investment Committee Chair, City College of San Francisco.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (49)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Kristi Slavin (42)	Vice President	From February 2015	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Peter H. Duffy (60)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (61)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President and Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (52)	Chief Compliance Officer (“CCO”)	From February 2014	Vice President, MetLife, Inc.; CCO, MetLife Advisers, LLC; Executive Director, Morgan Stanley (2009-2013); CCO, Consulting Group Capital Markets Funds (2006-2013).

Alan C. Leland, Jr. (63)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group, Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc. the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934; as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc., or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 30 Portfolios of the Trust and 48 Portfolios of the MIST Trust.

MSF-20

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 17-18, 2015 (the “November Meeting”), the Boards of Trustees (the “Board”) of the Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of certain of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In reaching that decision, the Board reviewed a variety of materials provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year also informed the Board’s decision to renew the Agreements. That information for each Portfolio included, but was not limited to, investment performance reports, along with periodic reports on various expenses, shareholder services, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on September 30, 2015 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “September Meeting”) through the review by the Adviser with the Board of the performance and fees experienced by each Portfolio, as well as other information. In considering the Agreements, the Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio prepared by Broadridge (“Broadridge”), an independent organization, and a Portfolio-by-Portfolio profitability analysis that management prepared. In addition, the Independent Trustees received and reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be reasonable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the investment advisory fees paid by the Portfolios in some measure shared economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following discusses some of the primary factors that generally were relevant to the Board’s decision. The Board did not identify any single factor as controlling, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the oversight of the Sub-Advisers and their investment management activities, trading practices, financial condition, relevant personnel matters and compliance programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular, periodic, telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser provided. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment

MSF-21

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

Performance. The Board placed emphasis on the performance of the Portfolios in light of, among other things, its importance to contractholders. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with a representative of JDL during the September Meeting to review the JDL Report. The Board also compared the performance records of certain Portfolios to those of comparable funds that were managed by the relevant Sub-Adviser. At the November Meeting, the Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fee, and that, in the case of an unaffiliated Sub-Adviser, the Adviser negotiates the fee at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios, as identified below, pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with an unaffiliated Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of

MSF-22

Metropolitan Series Fund

WMC Core Equity Opportunities Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that MetLife Investors Distribution Company, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

WMC Core Equity Opportunities Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed both the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2015. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Index, for the one-year period ended October 31, 2015, and underperformed its benchmark for the three- and five-year periods ended October 31, 2015. The Board further noted that the Sub-Adviser assumed portfolio management responsibilities for the Portfolio effective February 2014 and that performance prior to that date represents that of the previous sub-adviser.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contractholders to benefit from the lower sub-advisory fee effective December 1, 2015.

MSF-23

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Susan C. Gause, Nancy Hawthorne, Linda B. Strumpf, and Dawn M. Vroegop have each been determined to be an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.	Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP (“Deloitte”), the registrant’s principal accountant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements and for services that are normally provided by Deloitte in connection with statutory and regulatory filings for the fiscal years ended December 31, 2014 and December 31, 2015 were $1,282,887 and $1,292,323, respectively.

(b) Audit-Related Fees

During the fiscal years ended December 31, 2014 and December 31, 2015, Deloitte billed $0 and $11,538, respectively, for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant. Represent fees for services rendered to the registrant related to agreed upon procedures for the registrant’s deferred trustee compensation plan for fiscal year ended December 31, 2015.

(c) Tax Fees

The aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2014 and December 31, 2015 were $167,895 and $185,920, respectively. Represent fees for services rendered to the registrant for review of tax returns for the year end December 31, 2015 and for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year end December 31, 2014.

During the fiscal years ended December 31, 2014 and December 31, 2015, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d) All Other Fees

The registrant was not billed for any other products or services provided by Deloitte for the fiscal years ended December 31, 2014 and December 31, 2015 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2014 and December 31, 2015, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1) The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Trustee is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(2) Not applicable.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for 2014 and 2015 were $0 and $0, respectively.

(h) The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1) Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METROPOLITAN SERIES FUND

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget President and Chief Executive Officer

Date: March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget
President and Chief Executive Officer

Date: March 4, 2016

By:	/s/ Peter H. Duffy
Peter H. Duffy
Chief Financial Officer and Treasurer

Date: March 4, 2016